United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Kathryn Santoro, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 9/30

Date of reporting period: 3/31/19

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Asia Equity Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Asia Equity Fund

Janus Henderson Asia Equity Fund (unaudited)

FUND SNAPSHOT

This Asia Pacific ex Japan fund is an all-cap, high-conviction portfolio focused on companies with strong franchises, high return on equity and management with a proven track record of execution. We believe that high-quality companies, if bought at the right price, should produce outperformance relative to the broader market over a three- to five-year time horizon.

Andrew Gillan co-portfolio manager	Mervyn Koh co-portfolio manager

PERFORMANCE

The Janus Henderson Asia Equity Fund’s Class I Shares returned 0.93% over the six-month period ended March 31, 2019. The Fund’s primary benchmark, the MSCI All Country Asia ex-Japan IndexSM, returned 1.78%. The Fund's secondary benchmark, the MSCI All Country Asia-Pacific ex-Japan IndexSM, returned 1.56%.

INVESTMENT ENVIRONMENT

Asian equity markets experienced high levels of volatility during the six-month period, with a sharp sell-off in the last quarter of 2018 due to concerns over trade wars between the U.S. and China in addition to a slowing global growth environment and expectations of higher U.S. interest rates. This all changed in early 2019 with a different tone from both the Federal Reserve on interest rates and U.S. government officials on the trade talks. Economic data also pointed to a stabilization in the key Chinese economy thanks to some government stimulus efforts that resulted in a strong start to 2019 for Asian equities. Amid the changing macroeconomic environment, corporate fundamentals were more stable during the period, although earnings growth expectations were revised down with many companies blaming uncertainty around trade talks and their impact on both consumer sentiment and corporate capital expenditure.

Despite some of the negative headlines, it is important to emphasize that Asia remains, in our view, a bright spot and among the highest growth regions in the world. Even with a slowing in the Chinese economy and a revised GDP growth band of 6% to 6.5%, Chinese economic growth remains healthy. Outside of China, market focus has been more political with major elections in India, Indonesia and Thailand during the first part of the year. Indian equities had a slow start to the year in anticipation of a closely fought election in April that has led to foreign outflows, but the market did see a recovery in March as renewed tensions with Pakistan were seen as boosting Prime Minister Modi’s re-election hopes.

PERFORMANCE DISCUSSION

The Fund underperformed its primary and secondary benchmarks over the period. Pleasingly, longer-term numbers are positive for the Fund relative to the primary benchmark over the one, three and five years. Given the market volatility, trends were mixed over the period; however, generally lowering our exposure to information technology and increasing the Fund’s exposure to financials both contributed positively. The IT sector underperformed and our still overweight position detracted from relative performance, though this was offset by our strong stock selection in the sector. Our stock selection in financials was also positive and contributed to relative performance. The real estate sector was the largest detractor as the sector outperformed and we were underweight while our property holdings in Singapore and Thailand did not keep pace with the rise in the regional real estate index. Key contributors over the six months were our Indian private sector financials and our exposure to local China A shares within the consumer and technology sectors as these shares rebounded strongly in early 2019. Technology shares linked to the smartphone supply chain were among our weaker performers. In portfolio activity, we added an Indonesian bank and a Macau gaming company to the portfolio in the first quarter of 2019, which we believe both offer attractive growth prospects at reasonable prices. We continued to reduce our information technology exposure primarily on valuation grounds and we retain our overweight position to India as we believe we continue to find a number of high-growth companies there delivering a consistently high return on equity, a key part of our investment process.

OUTLOOK

Given the strong start to 2019, it is reasonable to expect some volatility ahead, stemming from events external to the region as well as more Asia-specific events, including trade talks and a number of elections. While we remain positive on the outlook for the region given the relative

Janus Investment Fund	1

Janus Henderson Asia Equity Fund (unaudited)

valuation and growth profile of Asia against developed markets, we would not expect the recent market strength to continue in the short term without support from corporate earnings or stronger economic data. Any correction should offer the long-term investor a good opportunity to gain exposure to one of the world’s fastest-growing regions. Once some of the current uncertainty has cleared, we believe the outlook for corporate earnings should improve, which will remain key to sustaining healthy stock price returns. The good news is that valuations remain reasonable in Asia, but corporate earnings growth remains a bit subdued in the short-term to really capture the attention of global investors currently.

Thank you for your continued investment in the Janus Henderson Asia Equity Fund.

2	MARCH 31, 2019

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	HDFC Bank Ltd	0.84%	Brilliance China Automotive Holdings Ltd	-0.97%
	Housing Development Finance Corp Ltd	0.74%	Baidu Inc (ADR)	-0.56%
	Jiangsu Yanghe Brewery Joint-Stock Co Ltd	0.56%	Catcher Technology Co Ltd	-0.56%
	Tencent Holdings Ltd	0.52%	Taiwan Semiconductor Manufacturing Co Ltd	-0.54%
	AIA Group Ltd	0.50%	BOC Hong Kong Holdings Ltd	-0.32%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country Asia ex-Japan Index
		Contribution	(Average % of Equity)	Weighting
	Financials	1.28%	34.45%	23.99%
	Information Technology	0.60%	23.84%	16.87%
	Health Care	0.50%	0.00%	2.99%
	Materials	0.27%	0.00%	4.74%
	Industrials	0.25%	1.22%	6.91%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country Asia ex-Japan Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	-1.26%	4.72%	6.20%
	Consumer Discretionary	-0.86%	13.89%	12.43%
	Communication Services	-0.20%	5.10%	12.77%
	Consumer Staples	-0.14%	12.63%	4.96%
	Utilities	-0.09%	0.00%	3.33%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Asia Equity Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Tencent Holdings Ltd
Interactive Media & Services	5.1%
Taiwan Semiconductor Manufacturing Co Ltd
Semiconductor & Semiconductor Equipment	4.9%
AIA Group Ltd
Insurance	4.8%
HDFC Bank Ltd
Banks	4.6%
Housing Development Finance Corp Ltd
Thrifts & Mortgage Finance	4.5%
23.9%

Asset Allocation - (% of Net Assets)
Common Stocks	93.8%
Investment Companies	3.6%
Preferred Stocks	3.1%
Other	(0.5)%
100.0%

Emerging markets comprised 72.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Asia Equity Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019					per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.76%	-3.94%	7.45%	4.58%	2.08%	1.51%
Class A Shares at MOP	-5.04%	-9.44%	6.18%	3.78%
Class C Shares at NAV	0.47%	-4.66%	6.68%	3.86%	2.79%	2.22%
Class C Shares at CDSC	-0.45%	-5.54%	6.68%	3.86%
Class D Shares(1)	0.91%	-3.74%	7.66%	4.76%	1.72%	1.29%
Class I Shares	0.93%	-3.65%	7.77%	4.90%	1.44%	1.16%
Class N Shares	0.92%	-3.65%	7.22%	4.30%	1.75%	1.13%
Class S Shares	0.81%	-3.96%	7.45%	4.55%	2.36%	1.63%
Class T Shares	1.05%	-3.67%	7.63%	4.74%	1.81%	1.38%
MSCI All Country Asia ex-Japan Index	1.78%	-5.22%	6.46%	4.32%
MSCI All Country Asia-Pacific ex-Japan Index	1.56%	-3.50%	5.30%	4.14%
Morningstar Quartile - Class I Shares	-	2nd	1st	2nd
Morningstar Ranking - based on total returns for Pacific/Asia ex-Japan Stock Funds	-	36/84	10/69	21/62

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Janus Investment Fund	5

Janus Henderson Asia Equity Fund (unaudited)

Performance

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on January 26, 2018. Performance shown for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to January 26, 2018, the performance shown may have been different. The performance shown for periods following the Fund's commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 29, 2011

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Asia Equity Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$1,007.60	$7.31	$1,000.00	$1,017.65	$7.34	1.46%
Class C Shares	$1,000.00	$1,004.70	$10.65	$1,000.00	$1,014.31	$10.70	2.13%
Class D Shares	$1,000.00	$1,009.10	$6.56	$1,000.00	$1,018.40	$6.59	1.31%
Class I Shares	$1,000.00	$1,009.30	$5.96	$1,000.00	$1,019.00	$5.99	1.19%
Class N Shares	$1,000.00	$1,009.20	$5.71	$1,000.00	$1,019.25	$5.74	1.14%
Class S Shares	$1,000.00	$1,008.10	$7.36	$1,000.00	$1,017.60	$7.39	1.47%
Class T Shares	$1,000.00	$1,010.50	$6.72	$1,000.00	$1,018.25	$6.74	1.34%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 93.8%
Banks – 15.6%
Bank Rakyat Indonesia Persero Tbk PT	1,542,800	$446,529
BOC Hong Kong Holdings Ltd	138,500	573,430
DBS Group Holdings Ltd	23,800	443,187
E.Sun Financial Holding Co Ltd	657,000	506,319
HDFC Bank Ltd	34,059	1,140,209
Oversea-Chinese Banking Corp Ltd	90,900	741,343
		3,851,017
Beverages – 5.0%
Jiangsu Yanghe Brewery Joint-Stock Co Ltd	30,000	581,972
Treasury Wine Estates Ltd	61,177	648,403
		1,230,375
Diversified Financial Services – 5.4%
Ayala Corp	45,500	814,667
Bajaj Holdings & Investment Ltd	10,604	523,032
		1,337,699
Electronic Equipment, Instruments & Components – 2.2%
Hangzhou Hikvision Digital	102,000	532,075
Food Products – 4.3%
Uni-President Enterprises Corp	303,000	735,427
Vietnam Dairy Products JSC	54,904	318,970
		1,054,397
Hotels, Restaurants & Leisure – 2.2%
Sands China Ltd	106,000	532,721
Household Durables – 9.9%
Coway Co Ltd	7,542	627,946
Midea Group Co Ltd	67,800	491,431
Nien Made Enterprise Co Ltd	55,000	484,538
Techtronic Industries Co Ltd	124,500	836,640
		2,440,555
Industrial Conglomerates – 1.2%
John Keells Holdings PLC	334,883	298,013
Information Technology Services – 4.8%
Infosys Ltd	58,898	632,494
Tata Consultancy Services Ltd	19,149	553,356
		1,185,850
Insurance – 8.1%
AIA Group Ltd	117,600	1,170,801
Ping An Insurance Group Co of China Ltd	73,000	817,445
		1,988,246
Interactive Media & Services – 5.1%
Tencent Holdings Ltd	27,100	1,246,302
Internet & Direct Marketing Retail – 4.1%
Alibaba Group Holding Ltd (ADR)*	5,606	1,022,815
Personal Products – 2.2%
LG Household & Health Care Ltd	428	534,340
Real Estate Management & Development – 4.8%
City Developments Ltd	78,200	522,334
Land & Houses PCL (REG)	1,938,900	653,810
		1,176,144
Semiconductor & Semiconductor Equipment – 4.9%
Taiwan Semiconductor Manufacturing Co Ltd	151,000	1,202,885
Technology Hardware, Storage & Peripherals – 5.1%
Advantech Co Ltd	83,797	696,088
Catcher Technology Co Ltd	49,000	376,825
Samsung Electronics Co Ltd	4,466	175,689
		1,248,602
Textiles, Apparel & Luxury Goods – 2.0%
Samsonite International SA*	157,800	505,582

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 4.5%
Housing Development Finance Corp Ltd	38,809	$1,102,766
Tobacco – 2.4%
ITC Ltd	139,724	599,602
Total Common Stocks (cost $20,082,319)		23,089,986
Preferred Stocks – 3.1%
Technology Hardware, Storage & Peripherals – 3.1%
Samsung Electronics Co Ltd (cost $676,942)	24,264	774,952
Investment Companies – 3.6%
Money Markets – 3.6%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº (cost $890,495)	890,495	890,495
Total Investments (total cost $21,649,756) – 100.5%		24,755,433
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(126,240)
Net Assets – 100%		$24,629,193

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
China	$4,692,040	19.0%
India	4,551,459	18.4
Taiwan	4,002,082	16.2
Hong Kong	3,619,174	14.6
South Korea	2,112,927	8.5
Singapore	1,706,864	6.9
United States	890,495	3.6
Philippines	814,667	3.3
Thailand	653,810	2.6
Australia	648,403	2.6
Indonesia	446,529	1.8
Vietnam	318,970	1.3
Sri Lanka	298,013	1.2

Total	$24,755,433	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Asia Equity Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country Asia ex-Japan IndexSM	MSCI All Country Asia ex-Japan IndexSM reflects the equity market performance of Asia, excluding Japan.
MSCI All Country Asia-Pacific ex-Japan IndexSM	The MSCI All Country Asia-Pacific ex-Japan IndexSM reflects the performance of large and mid-cap companies in developed and emerging markets in the Asia Pacific region, excluding Japan.

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Real Estate Management & Development	$522,334	$653,810	$-
All Other	21,913,842	-	-
Preferred Stocks	-	774,952	-
Investment Companies	890,495	-	-
Total Assets	$23,326,671	$1,428,762	$-

10	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$24,755,433
Non-interested Trustees' deferred compensation	599
Receivables:
Fund shares sold	63,456
Dividends	36,216
Other assets	1,726
Total Assets	24,857,430
Liabilities:
Payables:	—
Investments purchased	62,565
Foreign tax liability	59,158
Fund shares repurchased	42,908
Non-affiliated fund administration fees payable	27,362
Professional fees	18,730
Transfer agent fees and expenses	2,841
Custodian fees	2,386
12b-1 Distribution and shareholder servicing fees	823
Advisory fees	799
Non-interested Trustees' deferred compensation fees	599
Non-interested Trustees' fees and expenses	167
Affiliated fund administration fees payable	52
Accrued expenses and other payables	9,847
Total Liabilities	228,237
Net Assets	$24,629,193

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Asia Equity Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$22,390,597
Total distributable earnings (loss)(2)	2,238,596
Total Net Assets	$24,629,193
Net Assets - Class A Shares	$839,694
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,435
Net Asset Value Per Share(3)	$10.57
Maximum Offering Price Per Share(4)	$11.21
Net Assets - Class C Shares	$638,430
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,210
Net Asset Value Per Share(3)	$10.43
Net Assets - Class D Shares	$12,197,359
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,139,271
Net Asset Value Per Share	$10.71
Net Assets - Class I Shares	$1,204,200
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	112,397
Net Asset Value Per Share	$10.71
Net Assets - Class N Shares	$7,918,366
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	740,592
Net Asset Value Per Share	$10.69
Net Assets - Class S Shares	$488,755
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	46,216
Net Asset Value Per Share	$10.58
Net Assets - Class T Shares	$1,342,389
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	126,755
Net Asset Value Per Share	$10.59

(1) Includes cost of $21,649,756.

(2) Includes $59,157 of foreign capital gains tax on investments.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$89,583
Foreign tax withheld	(8,372)
Total Investment Income	81,211
Expenses:
Advisory fees	109,368
12b-1 Distribution and shareholder servicing fees:
Class A Shares	903
Class C Shares	4,093
Class S Shares	467
Transfer agent administrative fees and expenses:
Class D Shares	6,854
Class S Shares	563
Class T Shares	1,353
Transfer agent networking and omnibus fees:
Class A Shares	244
Class C Shares	387
Class I Shares	243
Other transfer agent fees and expenses:
Class A Shares	102
Class C Shares	99
Class D Shares	3,556
Class I Shares	106
Class N Shares	570
Class S Shares	35
Class T Shares	81
Registration fees	59,061
Non-affiliated fund administration fees	35,946
Professional fees	33,790
Custodian fees	7,828
Shareholder reports expense	5,139
Non-interested Trustees’ fees and expenses	307
Affiliated fund administration fees	291
Other expenses	228
Total Expenses	271,614
Less: Excess Expense Reimbursement and Waivers	(121,744)
Net Expenses	149,870
Net Investment Income/(Loss)	(68,659)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(693,974)
Total Net Realized Gain/(Loss) on Investments	(693,974)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	908,603
Total Change in Unrealized Net Appreciation/Depreciation	908,603
Net Increase/(Decrease) in Net Assets Resulting from Operations	$145,970

(1) Includes change in unrealized appreciation/depreciation of $36,534 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Asia Equity Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018(1)

Operations:
Net investment income/(loss)	$(68,659)	$231,650
Net realized gain/(loss) on investments	(693,974)	2,156,515
Change in unrealized net appreciation/depreciation	908,603	(949,637)
Net Increase/(Decrease) in Net Assets Resulting from Operations	145,970	1,438,528
Dividends and Distributions to Shareholders
Class A Shares	(63,549)	(27,500)
Class C Shares	(85,343)	(26,838)
Class D Shares	(916,560)	(653,620)
Class I Shares	(97,500)	(337,205)
Class N Shares	(632,222)	—
Class S Shares	(37,204)	(12,848)
Class T Shares	(67,544)	(80,293)
Net Decrease from Dividends and Distributions to Shareholders	(1,899,922)	(1,138,304)
Capital Share Transactions:
Class A Shares	83,961	484,453
Class C Shares	(476,053)	315,110
Class D Shares	(32,819)	(8,674,983)
Class I Shares	233,735	(12,337,210)
Class N Shares	1,024	9,035,795
Class S Shares	37,204	12,848
Class T Shares	341,164	(1,925,915)
Net Increase/(Decrease) from Capital Share Transactions	188,216	(13,089,902)
Net Increase/(Decrease) in Net Assets	(1,565,736)	(12,789,678)
Net Assets:
Beginning of period	26,194,929	38,984,607
End of period	$24,629,193	$26,194,929

(1) Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.42	$11.45	$9.42	$8.31	$9.79	$9.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	0.07	0.02	0.05	0.01	0.23(2)
Net realized and unrealized gain/(loss)	0.05	0.22	2.12	1.44	(0.95)	0.59
Total from Investment Operations	0.01	0.29	2.14	1.49	(0.94)	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.05)	(0.11)	—	(0.17)	(0.14)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)	(0.33)
Total Dividends and Distributions	(0.86)	(0.32)	(0.11)	(0.38)	(0.54)	(0.47)
Net Asset Value, End of Period	$10.57	$11.42	$11.45	$9.42	$8.31	$9.79
Total Return*	1.03%	2.48%	23.10%	18.58%	(10.07)%	9.06%
Net Assets, End of Period (in thousands)	$840	$816	$366	$253	$348	$456
Average Net Assets for the Period (in thousands)	$746	$954	$293	$333	$400	$1,053
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.78%	2.08%	2.49%	3.51%	2.87%	2.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.53%	1.63%	1.56%	1.61%	1.38%
Ratio of Net Investment Income/(Loss)	(0.76)%	0.60%	0.17%	0.64%	0.07%	2.35%(2)
Portfolio Turnover Rate	16%	41%	120%	59%	152%	72%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.30	$11.36	$9.34	$8.29	$9.72	$9.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.01)	(0.04)	0.01	(0.03)	0.16(2)
Net realized and unrealized gain/(loss)	0.04	0.22	2.10	1.42	(0.98)	0.59
Total from Investment Operations	(0.03)	0.21	2.06	1.43	(1.01)	0.75
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.04)	—	(0.05)	(0.08)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)	(0.33)
Total Dividends and Distributions	(0.84)	(0.27)	(0.04)	(0.38)	(0.42)	(0.41)
Net Asset Value, End of Period	$10.43	$11.30	$11.36	$9.34	$8.29	$9.72
Total Return*	0.65%	1.80%	22.17%	17.87%	(10.81)%	8.22%
Net Assets, End of Period (in thousands)	$638	$1,244	$957	$413	$360	$332
Average Net Assets for the Period (in thousands)	$911	$1,233	$519	$381	$373	$802
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.38%	2.78%	3.09%	4.23%	3.59%	3.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.13%	2.25%	2.33%	2.25%	2.30%	2.12%
Ratio of Net Investment Income/(Loss)	(1.41)%	(0.04)%	(0.42)%	0.10%	(0.31)%	1.68%(2)
Portfolio Turnover Rate	16%	41%	120%	59%	152%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Asia Equity Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.54	$11.56	$9.49	$8.35	$9.84	$9.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.07	0.07	0.08	0.07	0.24(2)
Net realized and unrealized gain/(loss)	0.07	0.23	2.11	1.45	(1.00)	0.61
Total from Investment Operations	0.04	0.30	2.18	1.53	(0.93)	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.05)	(0.11)	(0.01)	(0.19)	(0.16)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)	(0.33)
Total Dividends and Distributions	(0.87)	(0.32)	(0.11)	(0.39)	(0.56)	(0.49)
Net Asset Value, End of Period	$10.71	$11.54	$11.56	$9.49	$8.35	$9.84
Total Return*	1.26%	2.57%	23.30%	18.95%	(9.99)%	9.26%
Net Assets, End of Period (in thousands)	$12,197	$13,089	$21,577	$5,314	$5,640	$9,084
Average Net Assets for the Period (in thousands)	$11,454	$21,221	$11,542	$5,013	$6,632	$8,635
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.31%	1.72%	2.19%	3.38%	2.75%	2.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.33%	1.44%	1.36%	1.42%	1.25%
Ratio of Net Investment Income/(Loss)	(0.61)%	0.55%	0.67%	0.89%	0.67%	2.52%(2)
Portfolio Turnover Rate	16%	41%	120%	59%	152%	72%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.45	$11.56	$9.51	$8.37	$9.85	$9.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.03)	0.11	0.10	0.06	0.26(2)
Net realized and unrealized gain/(loss)	0.16	0.26	2.07	1.44	(0.98)	0.60
Total from Investment Operations	0.13	0.23	2.18	1.54	(0.92)	0.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.07)	(0.13)	(0.02)	(0.19)	(0.17)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)	(0.33)
Total Dividends and Distributions	(0.87)	(0.34)	(0.13)	(0.40)	(0.56)	(0.50)
Net Asset Value, End of Period	$10.71	$11.45	$11.56	$9.51	$8.37	$9.85
Total Return*	2.07%	1.90%	23.39%	19.09%	(9.79)%	9.43%
Net Assets, End of Period (in thousands)	$1,204	$1,029	$12,675	$2,665	$2,470	$2,899
Average Net Assets for the Period (in thousands)	$1,047	$5,848	$7,408	$2,528	$3,017	$2,751
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.41%	1.44%	2.00%	3.19%	2.56%	2.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.26%	1.32%	1.21%	1.27%	1.07%
Ratio of Net Investment Income/(Loss)	(0.50)%	(0.25)%	1.01%	1.14%	0.57%	2.75%(2)
Portfolio Turnover Rate	16%	41%	120%	59%	152%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the period ended September 30, 2018	2019	2018(1)
Net Asset Value, Beginning of Period	$11.56	$12.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	0.16
Net realized and unrealized gain/(loss)	0.04	(1.33)(3)
Total from Investment Operations	0.02	(1.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	—
Distributions (from capital gains)	(0.84)	—
Total Dividends and Distributions	(0.89)	—
Net Asset Value, End of Period	$10.69	$11.56
Total Return*	1.10%	(9.19)%
Net Assets, End of Period (in thousands)	$7,918	$8,501
Average Net Assets for the Period (in thousands)	$7,655	$7,978
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.10%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.13%
Ratio of Net Investment Income/(Loss)	(0.44)%	1.96%
Portfolio Turnover Rate	16%	41%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.45	$11.48	$9.43	$8.32	$9.79	$9.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.04)	0.06	0.01	0.07	0.07	0.23(4)
Net realized and unrealized gain/(loss)	0.05	0.22	2.14	1.42	(1.00)	0.59
Total from Investment Operations	0.01	0.28	2.15	1.49	(0.93)	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.04)	(0.10)	—	(0.17)	(0.13)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)	(0.33)
Total Dividends and Distributions	(0.88)	(0.31)	(0.10)	(0.38)	(0.54)	(0.46)
Net Asset Value, End of Period	$10.58	$11.45	$11.48	$9.43	$8.32	$9.79
Total Return*	1.08%	2.37%	23.07%	18.56%	(9.97)%	9.02%
Net Assets, End of Period (in thousands)	$489	$484	$472	$368	$310	$345
Average Net Assets for the Period (in thousands)	$451	$501	$413	$329	$390	$752
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.18%	2.36%	2.64%	3.67%	3.06%	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.47%	1.58%	1.66%	1.56%	1.48%	1.46%
Ratio of Net Investment Income/(Loss)	(0.77)%	0.52%	0.15%	0.83%	0.71%	2.42%(4)
Portfolio Turnover Rate	16%	41%	120%	59%	152%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(4) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. in December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Asia Equity Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.37	$11.42	$9.36	$8.25	$9.81	$9.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.06	0.06	0.04	0.04	0.24(2)
Net realized and unrealized gain/(loss)	0.10	0.20	2.08	1.46	(0.96)	0.61
Total from Investment Operations	0.07	0.26	2.14	1.50	(0.92)	0.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	(0.04)	(0.08)	(0.01)	(0.27)	(0.16)
Distributions (from capital gains)	(0.84)	(0.27)	—	(0.38)	(0.37)	(0.33)
Total Dividends and Distributions	(0.85)	(0.31)	(0.08)	(0.39)	(0.64)	(0.49)
Net Asset Value, End of Period	$10.59	$11.37	$11.42	$9.36	$8.25	$9.81
Total Return*	1.59%	2.27%	23.18%	18.88%	(9.98)%	9.37%
Net Assets, End of Period (in thousands)	$1,342	$1,032	$2,937	$230	$306	$712
Average Net Assets for the Period (in thousands)	$1,085	$2,799	$756	$332	$566	$1,357
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.59%	1.81%	2.14%	3.41%	2.73%	2.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.34%	1.41%	1.55%	1.44%	1.39%	1.26%
Ratio of Net Investment Income/(Loss)	(0.66)%	0.54%	0.55%	0.47%	0.46%	2.49%(2)
Portfolio Turnover Rate	16%	41%	120%	59%	152%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets include a special dividend from Strides Arcolab, Ltd. In December 2013. The impact of the special dividend to Net investment income/(loss) per share and Ratio of Net Investment Income/(Loss) to Average Net Assets is $0.09 and 0.97%, respectively.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Asia Equity Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	19

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

20	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $689,324 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	21

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and

22	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Janus Investment Fund	23

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.92%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country Asia ex-Japan Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.94%.

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.11% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between

24	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the

Janus Investment Fund	25

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as "Non-affiliated fund administration fees" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $1,307.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $112.

26	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	96	31
Class S Shares	96	2
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 21,694,455	$ 3,818,889	$ (757,911)	$ 3,060,978

Janus Investment Fund	27

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	19,014	$ 191,802	88,209	$ 1,064,767
Reinvested dividends and distributions	6,736	63,182	2,333	27,500
Shares repurchased	(17,782)	(171,023)	(51,015)	(607,814)
Net Increase/(Decrease)	7,968	$ 83,961	39,527	$ 484,453
Class C Shares:
Shares sold	9,698	$ 96,691	29,714	$ 358,544
Reinvested dividends and distributions	9,206	85,343	2,288	26,838
Shares repurchased	(67,772)	(658,087)	(6,159)	(70,272)
Net Increase/(Decrease)	(48,868)	$ (476,053)	25,843	$ 315,110
Class D Shares:
Shares sold	87,985	$ 900,910	824,634	$ 10,061,423
Reinvested dividends and distributions	94,663	898,352	54,013	643,296
Shares repurchased	(177,831)	(1,832,081)	(1,611,063)	(19,379,702)
Net Increase/(Decrease)	4,817	$ (32,819)	(732,416)	$ (8,674,983)
Class I Shares:
Shares sold	57,854	$ 602,457	103,861	$ 1,247,856
Reinvested dividends and distributions	10,263	97,500	28,337	337,205
Shares repurchased	(45,584)	(466,222)	(1,138,895)	(13,922,271)
Net Increase/(Decrease)	22,533	$ 233,735	(1,006,697)	$(12,337,210)
Class N Shares:
Shares sold	9,395	$ 96,072	802,257	$ 9,826,191
Reinvested dividends and distributions	66,690	632,222	-	-
Shares repurchased	(71,099)	(727,270)	(66,651)	(790,396)
Net Increase/(Decrease)	4,986	$ 1,024	735,606	$ 9,035,795
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	3,966	37,204	1,086	12,848
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	3,966	$ 37,204	1,086	$ 12,848
Class T Shares:
Shares sold	85,993	$ 855,815	109,999	$ 1,329,447
Reinvested dividends and distributions	6,744	63,330	6,689	78,728
Shares repurchased	(56,755)	(577,981)	(283,108)	(3,334,090)
Net Increase/(Decrease)	35,982	$ 341,164	(166,420)	$ (1,925,915)
(1)	Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 3,595,264	$ 5,758,320	$ -	$ -

28	MARCH 31, 2019

Janus Henderson Asia Equity Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	29

Janus Henderson Asia Equity Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

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Janus Henderson Asia Equity Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	43

Janus Henderson Asia Equity Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93036 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Balanced Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Balanced Fund

Janus Henderson Balanced Fund (unaudited)

FUND SNAPSHOT

We believe a dynamic approach to asset allocation that leverages our bottom-up, fundamental equity and fixed income research will allow us to outperform our peers over time. Our integrated equity and fixed income research team seeks an optimal balance of asset class opportunities across market cycles.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Balanced Fund’s Class I Shares returned 0.87% for the six-month period ended March 31, 2019, compared with a 1.37% return by the Balanced Index, an internally calculated blended benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Fund’s primary benchmark, and a 45% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s secondary benchmark. During the period, the S&P 500 Index returned -1.72%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.63%.

INVESTMENT ENVIRONMENT

Equities fell sharply at the end of 2018 and then rebounded in the early months of 2019. The period began with a sense of nervousness as investors navigated myriad economic and political concerns. Fears of slowing global economic growth – particularly in China, U.S.-China trade relations and the potential for a disorderly “Brexit” all played a role in driving stocks lower early in the period. Comments by the Federal Reserve (Fed) led to significant volatility, as investors worried that the Fed would continue raising interest rates despite economic and market weakness. Stocks reversed course early in 2019, after the Fed signaled it would hold rates steady and cease its balance sheet runoff before calendar year-end. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks. The real estate, utilities and consumer staples sectors ended the period with positive returns while the energy, financials and consumer discretionary sectors faced the largest losses.

Corporate credit experienced similar swings, with spreads (the difference in yield between a security and its underlying risk-free benchmark) widening dramatically in the fourth quarter of 2018 and then tightening back in the latter half of the period. Ultimately, both investment-grade and high-yield corporates generated positive returns, with stronger performance in investment grade. The U.S. rate market also generated positive returns with Treasury yields rallying across the majority of the curve as investors accounted for the fact that the Fed may be done with this tightening cycle. The yield on the 10-year note closed the period at 2.41%, down from 3.06% in September.

PERFORMANCE DISCUSSION

The Fund, which seeks to provide more consistent returns over time by allocating across the spectrum of fixed income and equity securities, underperformed the Balanced Index, its blended benchmark of the S&P 500 Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%). The Fund outperformed its primary benchmark, the S&P 500 Index, and underperformed its secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The equity-to-fixed-income allocation ended the period with an equity weighting of approximately 60%, a fixed income weighting of approximately 39% and a small portion in cash. Our quarter-end allocation reflects our view that, on a risk-adjusted basis, equities present more attractive opportunities relative to fixed income. The equity weighting will continue to be dynamic based on market conditions and the investment opportunities our teams identify across asset classes.

The Fund’s equity sleeve outperformed its benchmark, the S&P 500 Index. Stock selection, particularly in the information technology, financials and health care sectors, aided relative returns during the period.

Merck & Co. was the largest contributor. The company benefited from a generally strong period for pharmaceutical companies due in part to relatively less rhetoric around pricing regulation. Sales of Keytruda, its cancer-fighting immunotherapy, continue to be strong and the drug continues to take market share from its largest rival. We believe the immunotherapy still has significant growth potential, particularly in overseas markets and in cases of lung cancer treatment.

Janus Investment Fund	1

Janus Henderson Balanced Fund (unaudited)

McDonald’s was another leading contributor. We like that this is a more defensive stock within the pro-cyclical consumer discretionary sector. In our view, the company’s stable cash flows make it an appealing holding, particularly in times of market weakness. McDonald’s has been experiencing strong same-store sales growth, partly as a result of capital expenditures for its “Experience the Future” remodeling program, geared toward modernizing its restaurants. Other initiatives such as their mobile app and the “McDelivery” partnership with Uber Eats are also supporting earnings. McDonald’s has also done an admirable job of growing sales overseas and is relatively less affected by geopolitical concerns than other multinational companies.

Eli Lilly & Co. also aided performance. The stock rose steadily throughout the period as the company reported consensus-beating results and raised guidance. Eli Lilly also benefited from receiving regulatory approval for Emgality, a migraine prevention treatment, and reported positive results from a mid-stage clinical trial for a drug that targets two hormones in diabetes patients. In the study, the drug demonstrated best-in-class blood sugar reduction and body weight loss in patients with type 2 diabetes, the most common type of diabetes globally. Given the promising results thus far, we believe the therapy could have multibillion-dollar sales potential.

While pleased with the performance of our equity sleeve during the period, some holdings disappointed. Apple led absolute detractors. The company is in the middle of a less impactful product upgrade cycle, which has led to softer demand for iPhones. Concerns over economic weakness in China further pressured the demand outlook which led the stock early in the period. We maintained our position, believing that the company remains poised to benefit from higher-than-average selling prices of its newest phones, which is supporting profit growth. Its services business, including Apple Music and cloud services, also result in a growing, recurring revenue stream. Further, we appreciate the company’s focus on returning cash to shareholders by way of increased dividends and stock buybacks.

Anadarko Petroleum also detracted from performance. The stock of the exploration and production (E&P) company fell with oil prices early in the period. Anadarko also has considerable exposure to Colorado, where lawmakers passed legislation redefining the minimum distance between drilling sites and residential areas. This generated uncertainty around future profitability of E&P companies operating in the state. We continued to hold the position as we believe the company has several key assets, including acreage in the Delaware Basin in Texas, where oil production could rise by more than 40% over the next five years, and in the deepwater Gulf of Mexico, where it has a strong infrastructure advantage.

Chemical producer LyondellBasell was another detractor. Prices for ethylene – one of LyondellBasell’s primary products – are generally tied to oil prices, and the company’s stock struggled during the first half of the period as the price of oil declined. We believe this was a temporary headwind and that the global supply/demand dynamics for ethylene should balance out. We also appreciate the growing dividend and the company’s stock repurchase program.

The Fund’s fixed income sleeve underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index. With the Fed’s tightening cycle likely at or near its end, we reduced our floating rate exposure, including positions in certain asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and bank loans. We redeployed much of that capital into investment-grade corporate credit and agency mortgage-backed securities (MBS). Within corporate credit, we hold a mix of our highest-conviction ideas and defensive carry in bonds that we believe can help us generate more yield than the index. We are favoring issuers in sectors with defensive business models, such as food and beverage, while reducing exposure to more volatile and traditionally cyclical sectors, including automotives.

Despite trimming our ABS, CMBS and bank loan allocations, our floating rate exposure caused those asset classes to weigh on relative performance as market expectations shifted from Fed hikes over the next three years to potential cuts. Our allocation to CMBS was further impacted by two positions collateralized by traditional retail space. General weakness in brick-and-mortar retail and the fourth quarter tightening in capital markets, brought into question the ability for these issuers to refinance their debt and extend maturities. We exited both positions during the period.

An out-of-index allocation to high-yield corporate credit also detracted. We seek higher-quality, high-yield names, with consistent free-cash-flow generation potential and management teams committed to paying down debt, but even those names were challenged during the fourth quarter selloff. Balance sheet improvement progress at copper miner Freeport-McMoRan, for example, was overshadowed by fears of a slowdown in China. Trade war

2	MARCH 31, 2019

Janus Henderson Balanced Fund (unaudited)

uncertainty was also problematic for the company, given that China consumes a significant portion of the world’s copper. The position ultimately weighed on relative performance, despite recovering in the latter half of the period alongside headway in U.S.-China trade relations and improved copper pricing. We appreciate the value of Freeport’s assets, and ultimately expect the miner to benefit from limited supply and growing demand for copper – an essential component of electric vehicles – as the electrification of vehicles accelerates. We also like the company’s commitment to deleveraging and expect management to continue paying down debt in coming months.

At the asset class level, our Treasuries allocation benefited results. Specifically, our bias to longer-dated Treasuries contributed as yields rallied. Positioning in mortgage-backed securities (MBS) was another modest contributor to the Fund’s relative performance. The asset class performed well, particularly during market weakness in late 2018 given its limited credit risk and strong liquidity profile.

OUTLOOK

Given the strong performance of equities year to date, we are mindful of a possible pause or potential giveback of some of these gains. Equities have been supported by a decent macroeconomic backdrop, including low interest rates and renewed accommodation by the Fed, but we remain conscious of potential downside risks. The low-rate environment has been driven by broader concerns around a slowing U.S. (and global) economy and investors have become nervous of potential deflationary factors. This is especially apparent in the shape of the U.S. Treasury yield curve, which remains partially inverted. Potential sources of volatility also abound. Looking ahead, we believe a strong supply of initial public offerings (IPOs) could test the market’s resilience. The upcoming 2020 presidential elections are likely to introduce fresh populist rhetoric and new economic uncertainties. And U.S.-China trade relations, while improving, remain in limbo.

Still, with U.S. rates yielding below 3% across the Treasury curve, and dividend yields on many large-cap names remaining attractive, we anticipate the Fund will remain overweight equities in the months ahead. We intend to utilize market volatility to our advantage, as we have in recent months. Specifically, we are looking to capitalize on attractive valuations in names where we have been waiting for more reasonable entry points. Volatility also creates opportunities to exit stocks in which we have relatively lower conviction and redeploy the proceeds into our highest-conviction names. We will continue to focus on companies with improving fundamentals and strong growth prospects, including those making investments that should drive shareholder value over time.

Within fixed income, we anticipate a range-bound marketplace in both rates and credit. Given we are late in the credit cycle, we also expect bouts of volatility to arise. As a result, we believe that a broad diversification across fixed income asset classes and a conservative credit allocation is prudent. We will continue to seek attractively valued total return opportunities where we believe improving credit metrics will ultimately support performance, but after recent spread tightening, corporate valuations generally reflect the more constructive outlook and we expect carry to be a significant driver of returns going forward. We remain focused on our highest-conviction names, issuers with consistent free-cash-flow generation potential, strong management teams and a commitment to paying down debt. We are favoring defensive business models that have the potential to generate consistent free cash flow, even if a downturn unfolds. Thorough vetting of opportunities, coupled with security avoidance, remains critical as we strive to deliver on the sleeve’s core tenets of capital preservation and strong risk-adjusted returns.

Thank you for investing in the Janus Henderson Balanced Fund.

Janus Investment Fund	3

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Merck & Co Inc	0.43%	Apple Inc	-0.54%
	McDonald's Corp	0.39%	Anadarko Petroleum Corp	-0.44%
	Eli Lilly & Co	0.37%	LyondellBasell Industries NV	-0.40%
	Intel Corp	0.29%	General Dynamics Corp	-0.34%
	Comcast Corp	0.28%	Allergan PLC	-0.33%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	0.73%	22.83%	20.35%
	Financials	0.55%	12.94%	13.40%
	Health Care	0.51%	12.22%	15.16%
	Consumer Discretionary	0.44%	12.05%	9.96%
	Other**	0.03%	1.26%	0.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	-0.40%	0.00%	3.20%
	Materials	-0.32%	2.33%	2.62%
	Consumer Staples	-0.28%	11.24%	7.25%
	Energy	-0.06%	2.67%	5.58%
	Industrials	0.00%	13.15%	9.46%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2019

Janus Henderson Balanced Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	3.4%
Mastercard Inc
Information Technology Services	2.7%
Alphabet Inc - Class C
Interactive Media & Services	2.3%
Boeing Co
Aerospace & Defense	2.2%
McDonald's Corp
Hotels, Restaurants & Leisure	1.8%
12.4%

Asset Allocation - (% of Net Assets)
Common Stocks	59.5%
Corporate Bonds	12.3%
United States Treasury Notes/Bonds	11.3%
Mortgage-Backed Securities	11.0%
Asset-Backed/Commercial Mortgage-Backed Securities	3.6%
Investment Companies	1.7%
Bank Loans and Mezzanine Loans	0.6%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

Janus Investment Fund	5

Janus Henderson Balanced Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.70%	8.38%	7.62%	10.47%	9.60%	0.95%
Class A Shares at MOP	-5.09%	2.14%	6.35%	9.82%	9.36%
Class C Shares at NAV	0.37%	7.63%	6.87%	9.63%	8.92%	1.64%
Class C Shares at CDSC	-0.58%	6.63%	6.87%	9.63%	8.92%
Class D Shares(1)	0.84%	8.65%	7.85%	10.69%	9.70%	0.71%
Class I Shares	0.87%	8.73%	7.92%	10.59%	9.66%	0.64%
Class N Shares	0.91%	8.80%	8.01%	10.59%	9.66%	0.57%
Class R Shares	0.54%	7.99%	7.21%	10.01%	9.22%	1.32%
Class S Shares	0.66%	8.22%	7.47%	10.30%	9.45%	1.07%
Class T Shares	0.79%	8.52%	7.74%	10.59%	9.66%	0.82%
S&P 500 Index	-1.72%	9.50%	10.91%	15.92%	9.66%
Bloomberg Barclays U.S. Aggregate Bond Index	4.63%	4.48%	2.74%	3.77%	5.31%
Balanced Index	1.37%	7.54%	7.34%	10.54%	7.97%
Morningstar Quartile - Class T Shares	-	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	32/767	26/689	182/562	13/189

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

6	MARCH 31, 2019

Janus Henderson Balanced Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Balanced Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$1,007.00	$4.70	$1,000.00	$1,020.24	$4.73	0.94%
Class C Shares	$1,000.00	$1,003.70	$8.14	$1,000.00	$1,016.80	$8.20	1.63%
Class D Shares	$1,000.00	$1,008.40	$3.61	$1,000.00	$1,021.34	$3.63	0.72%
Class I Shares	$1,000.00	$1,008.70	$3.26	$1,000.00	$1,021.69	$3.28	0.65%
Class N Shares	$1,000.00	$1,009.10	$2.91	$1,000.00	$1,022.04	$2.92	0.58%
Class R Shares	$1,000.00	$1,005.40	$6.65	$1,000.00	$1,018.30	$6.69	1.33%
Class S Shares	$1,000.00	$1,006.60	$5.40	$1,000.00	$1,019.55	$5.44	1.08%
Class T Shares	$1,000.00	$1,007.90	$4.10	$1,000.00	$1,020.84	$4.13	0.82%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2019

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 3.6%
Angel Oak Mortgage Trust I LLC 2018-2,
ICE LIBOR USD 12 Month + 0.7600%, 3.6740%, 7/27/48 (144A)‡	$2,663,723	$2,674,335
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	30,382,413	30,514,780
Arroyo Mortgage Trust 2018-1,
ICE LIBOR USD 12 Month + 0.8500%, 3.7630%, 4/25/48 (144A)‡	4,263,711	4,310,317
Atrium IX, ICE LIBOR USD 3 Month + 1.2400%, 3.8689%, 5/28/30 (144A)‡	4,805,787	4,803,586
BAMLL Commercial Mortgage Securities Trust 2018-DSNY,
ICE LIBOR USD 1 Month + 0.8500%, 3.3338%, 9/15/34 (144A)‡	12,628,000	12,564,629
BBCMS 2018-TALL Mortgage Trust,
ICE LIBOR USD 1 Month + 0.7220%, 3.2058%, 3/15/37 (144A)‡	19,034,000	18,855,155
BBCMS Trust 2015-SRCH, 4.1970%, 8/10/35 (144A)	9,288,000	9,918,195
Bean Creek CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.7810%, 4/20/31 (144A)‡	9,977,265	9,842,263
BX Commercial Mortgage Trust 2018-IND,
ICE LIBOR USD 1 Month + 0.7500%, 3.2338%, 11/15/33 (144A)‡	16,878,961	16,836,686
BXP Trust 2017-GM, 3.3790%, 6/13/39 (144A)	4,190,000	4,257,652
Carlyle Global Market Strategies CLO 2014-2R Ltd,
ICE LIBOR USD 3 Month + 1.0500%, 3.7338%, 5/15/31 (144A)‡	7,586,049	7,497,330
Carlyle Global Market Strategies CLO 2016-1 Ltd,
ICE LIBOR USD 3 Month + 1.4500%, 4.2110%, 4/20/27 (144A)‡	6,986,050	6,912,193
Carlyle Global Market Strategies CLO 2016-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 4.2873%, 7/15/27 (144A)‡	5,147,569	5,100,016
CARLYLE US CLO 2018-1 LTD,
ICE LIBOR USD 3 Month + 1.0200%, 3.7810%, 4/20/31 (144A)‡	8,293,856	8,201,794
Credit Acceptance Auto Loan Trust 2018-2, 3.9400%, 7/15/27 (144A)	4,276,000	4,353,074
CSMLT 2015-2 Trust, 3.5000%, 8/25/45 (144A)‡	6,156,790	6,173,839
DB Master Finance LLC, 3.7870%, 5/20/49 (144A)	7,518,000	7,538,299
DB Master Finance LLC, 4.0210%, 5/20/49 (144A)	3,022,000	3,035,599
DB Master Finance LLC, 4.3520%, 5/20/49 (144A)	6,004,000	6,041,555
Drive Auto Receivables Trust 2017-1, 5.1700%, 9/16/24	12,150,000	12,536,297
Drive Auto Receivables Trust 2017-2, 5.2700%, 11/15/24	10,594,000	10,951,452
Drive Auto Receivables Trust 2017-A, 4.1600%, 5/15/24 (144A)	5,339,000	5,403,996
Drive Auto Receivables Trust 2019-1, 4.0900%, 6/15/26	2,488,000	2,541,089
Dryden 41 Senior Loan Fund,
ICE LIBOR USD 3 Month + 0.9700%, 3.7573%, 4/15/31 (144A)‡	9,156,690	9,027,718
Dryden 55 CLO Ltd,
ICE LIBOR USD 3 Month + 1.0200%, 3.8073%, 4/15/31 (144A)‡	5,651,165	5,595,428
Dryden 64 CLO Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.7503%, 4/18/31 (144A)‡	13,177,419	12,978,730
Fannie Mae Connecticut Avenue Securities,
ICE LIBOR USD 1 Month + 3.0000%, 5.4855%, 7/25/24‡	15,748,352	16,718,361
Fannie Mae REMICS, 3.0000%, 5/25/48	17,374,991	17,286,139
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 0.3500%, 2.8378%, 10/20/48‡	4,413,265	4,388,605
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 0.4000%, 2.8878%, 2/20/49‡	16,954,497	16,919,625
Government National Mortgage Association,
ICE LIBOR USD 1 Month + 0.5000%, 2.9878%, 2/20/49‡	6,977,916	6,971,563
Government National Mortgage Association - Class FQ,
ICE LIBOR USD 1 Month + 0.4500%, 2.9378%, 2/20/49‡	15,537,196	15,529,259
Government National Mortgage Association - Class QF,
ICE LIBOR USD 1 Month + 0.4500%, 2.9378%, 2/20/49‡	13,972,188	13,978,865
JP Morgan Mortgage Trust 2018-8, 4.0000%, 1/25/49 (144A)‡	3,747,898	3,748,329
LCM XIV LP, ICE LIBOR USD 3 Month + 1.0400%, 3.8158%, 7/20/31 (144A)‡	4,913,992	4,873,437
LCM XVIII LP, ICE LIBOR USD 3 Month + 1.0200%, 3.7810%, 4/20/31 (144A)‡	8,196,822	8,098,559
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 0.8000%, 3.2855%, 11/25/50 (144A)‡,§	14,819,462	14,772,327
loanDepot Station Place Agency Securitization Trust 2017-1,
ICE LIBOR USD 1 Month + 1.0000%, 3.4855%, 11/25/50 (144A)‡,§	2,927,820	2,919,493
Magnetite VIII Ltd,

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
ICE LIBOR USD 3 Month + 0.9800%, 3.7673%, 4/15/31 (144A)‡	$7,042,303	$6,976,781
Magnetite XV Ltd, ICE LIBOR USD 3 Month + 1.0100%, 3.7806%, 7/25/31 (144A)‡	9,632,511	9,526,409
Mello Warehouse Securitization Trust 2018-1,
ICE LIBOR USD 1 Month + 0.8500%, 3.3355%, 11/25/51 (144A)‡,§	23,804,714	23,802,626
New Residential Mortgage Loan Trust 2018-2,
ICE LIBOR USD 6 Month + 0.6800%, 4.5000%, 2/25/58 (144A)‡	4,859,085	4,999,965
Octagon Investment Partners 36 Ltd,
ICE LIBOR USD 3 Month + 0.9700%, 3.7573%, 4/15/31 (144A)‡	6,974,442	6,867,196
Octagon Loan Funding Ltd,
ICE LIBOR USD 3 Month + 1.1800%, 3.8629%, 11/18/31 (144A)‡	8,532,498	8,462,020
OneMain Direct Auto Receivables Trust 2018-1, 3.8500%, 10/14/25 (144A)	2,018,000	2,041,368
OneMain Direct Auto Receivables Trust 2018-1, 4.4000%, 1/14/28 (144A)	2,065,000	2,110,396
Santander Drive Auto Receivables Trust 2016-3, 4.2900%, 2/15/24	12,409,000	12,546,891
Santander Drive Auto Receivables Trust 2018-1, 4.3700%, 5/15/25 (144A)	16,238,000	16,224,089
Sequoia Mortgage Trust 2018-7 A19, 4.0000%, 9/25/48 (144A)‡	3,839,927	3,859,728
Sequoia Mortgage Trust 2018-7 A4, 4.0000%, 9/25/48 (144A)‡	4,781,190	4,862,190
Sequoia Mortgage Trust 2018-CH2, 4.0000%, 6/25/48 (144A)‡	14,483,519	14,668,232
Sequoia Mortgage Trust 2018-CH3, 4.0000%, 8/25/48 (144A)‡	6,002,673	6,079,738
Sequoia Mortgage Trust 2019-1, 4.0000%, 2/25/49 (144A)‡	2,913,693	2,950,388
Sounds Point CLO IV-R LTD,
ICE LIBOR USD 3 Month + 1.1500%, 3.9303%, 4/18/31 (144A)‡	9,456,704	9,350,165
Station Place Securitization Trust 2018-7,
ICE LIBOR USD 1 Month + 0.8500%, 3.3311%, 9/24/19 (144A)‡,§	22,453,757	22,453,757
Towd Point Mortgage Trust 2015-3, 3.5000%, 3/25/54 (144A)‡	278,235	277,903
Towd Point Mortgage Trust 2018-3, 3.7500%, 5/25/58 (144A)‡	3,966,611	4,012,469
Towd Point Mortgage Trust 2018-4, 3.0000%, 6/25/58 (144A)‡	7,159,266	7,082,113
Voya CLO 2015-2 Ltd,
ICE LIBOR USD 3 Month + 1.5000%, 4.2724%, 7/23/27 (144A)‡	1,834,000	1,813,430
Voya CLO 2018-1 Ltd,
ICE LIBOR USD 3 Month + 0.9500%, 3.7110%, 4/19/31 (144A)‡	9,533,494	9,372,731
Voya CLO 2018-2 Ltd,
ICE LIBOR USD 3 Month + 1.0000%, 3.7831%, 7/15/31 (144A)‡	4,882,987	4,818,117
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.8758%, 5/15/46‡	777,673	782,277
Wells Fargo Mortgage Backed Securities 2018-1, 3.5000%, 7/25/47 (144A)‡	2,946,888	2,907,173
Wells Fargo Mortgage Backed Securities 2019-1 Trust,
4.0000%, 11/25/48 (144A)‡	6,631,225	6,723,698
WinWater Mortgage Loan Trust 2015-5, 3.5000%, 8/20/45 (144A)‡	19,159,141	19,150,297
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $569,491,432)		569,392,716
Bank Loans and Mezzanine Loans – 0.6%
Capital Goods – 0.1%
HD Supply Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2486%, 10/17/23‡	8,195,815	8,089,269
Consumer Cyclical – 0.1%
KFC Holding Co, ICE LIBOR USD 1 Month + 1.7500%, 4.2318%, 4/3/25‡	23,068,960	22,886,254
Consumer Non-Cyclical – 0.1%
Aramark Services Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2486%, 3/28/24‡	6,176,811	6,120,849
Moffett Towers Phase II, ICE LIBOR USD 3 Month + 2.8000%, 5.2840%, 6/15/21‡	16,570,494	16,472,072
		22,592,921
Electric – 0.3%
NRG Energy Inc, ICE LIBOR USD 1 Month + 1.7500%, 4.2486%, 6/30/23(a),‡	14,159,251	13,980,703
Vistra Operations Co LLC, ICE LIBOR USD 1 Month + 2.0000%, 4.4986%, 8/4/23‡	27,290,107	26,952,528
		40,933,231
Total Bank Loans and Mezzanine Loans (cost $95,572,382)		94,501,675
Corporate Bonds – 12.3%
Banking – 2.4%
Bank of America Corp, 2.5030%, 10/21/22	35,144,000	34,711,729
Bank of America Corp, ICE LIBOR USD 3 Month + 1.5120%, 3.7050%, 4/24/28‡	49,524,000	49,788,471
Bank of America Corp, ICE LIBOR USD 3 Month + 1.0700%, 3.9700%, 3/5/29‡	12,114,000	12,371,502
Bank of America Corp, ICE LIBOR USD 3 Month + 1.2100%, 3.9740%, 2/7/30‡	16,343,000	16,674,142

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Bank of Montreal, 3.3000%, 2/5/24	$16,193,000	$16,369,704
Citigroup Inc, ICE LIBOR USD 3 Month + 1.5630%, 3.8870%, 1/10/28‡	60,879,000	61,872,743
Citizens Financial Group Inc, 3.7500%, 7/1/24	3,136,000	3,111,954
Citizens Financial Group Inc, 4.3500%, 8/1/25	2,232,000	2,284,451
Citizens Financial Group Inc, 4.3000%, 12/3/25	8,046,000	8,245,412
First Republic Bank/CA, 4.6250%, 2/13/47	5,833,000	5,933,868
Goldman Sachs Capital I, 6.3450%, 2/15/34	13,173,000	15,859,477
JPMorgan Chase & Co, 2.2950%, 8/15/21	13,159,000	13,008,823
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.2450%, 3.9600%, 1/29/27‡	26,012,000	26,905,440
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3370%, 3.7820%, 2/1/28‡	18,152,000	18,506,979
JPMorgan Chase & Co, ICE LIBOR USD 3 Month + 1.3300%, 4.4520%, 12/5/29‡	48,819,000	52,124,069
Morgan Stanley, 3.9500%, 4/23/27	22,928,000	22,969,806
Morgan Stanley, ICE LIBOR USD 3 Month + 1.6280%, 4.4310%, 1/23/30‡	11,550,000	12,190,980
SVB Financial Group, 5.3750%, 9/15/20	9,403,000	9,731,476
Synchrony Financial, 4.3750%, 3/19/24	3,260,000	3,303,731
		385,964,757
Basic Industry – 1.0%
CF Industries Inc, 4.5000%, 12/1/26 (144A)	5,333,000	5,403,333
Freeport-McMoRan Inc, 3.5500%, 3/1/22	38,208,000	37,778,160
Freeport-McMoRan Inc, 3.8750%, 3/15/23	15,990,000	15,759,904
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	15,454,000	15,527,264
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	8,269,000	8,491,969
Hudbay Minerals Inc, 7.2500%, 1/15/23 (144A)	15,827,000	16,361,161
Nutrien Ltd, 4.2000%, 4/1/29	2,962,000	3,045,797
Nutrien Ltd, 5.0000%, 4/1/49	3,720,000	3,865,988
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	8,092,000	8,386,684
Steel Dynamics Inc, 5.5000%, 10/1/24	14,745,000	15,224,213
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	8,143,000	8,731,047
WRKCo Inc, 4.6500%, 3/15/26	3,333,000	3,538,035
WRKCo Inc, 3.3750%, 9/15/27	1,030,000	994,863
WRKCo Inc, 4.0000%, 3/15/28	2,118,000	2,144,518
WRKCo Inc, 4.9000%, 3/15/29	13,790,000	14,965,237
		160,218,173
Brokerage – 0.3%
Cboe Global Markets Inc, 3.6500%, 1/12/27	10,781,000	10,920,118
E*TRADE Financial Corp, 2.9500%, 8/24/22	10,764,000	10,743,299
E*TRADE Financial Corp, 3.8000%, 8/24/27	9,493,000	9,224,826
E*TRADE Financial Corp, 4.5000%, 6/20/28	3,577,000	3,637,025
Raymond James Financial Inc, 5.6250%, 4/1/24	5,610,000	6,210,916
Raymond James Financial Inc, 4.9500%, 7/15/46	9,798,000	10,381,508
		51,117,692
Capital Goods – 0.5%
Arconic Inc, 5.4000%, 4/15/21	5,661,000	5,838,189
Ball Corp, 4.3750%, 12/15/20	7,499,000	7,611,485
Boeing Co, 2.2500%, 6/15/26	1,857,000	1,758,276
Boeing Co, 3.2500%, 3/1/28	2,295,000	2,306,757
Boeing Co, 3.2000%, 3/1/29	2,040,000	2,039,108
Huntington Ingalls Industries Inc, 5.0000%, 11/15/25 (144A)	19,503,000	19,990,575
Masonite International Corp, 5.6250%, 3/15/23 (144A)	2,929,000	2,994,903
Northrop Grumman Corp, 2.5500%, 10/15/22	12,320,000	12,204,783
Wabtec Corp, 4.4000%, 3/15/24	3,585,000	3,646,453
Wabtec Corp, 4.9500%, 9/15/28	22,686,000	23,014,860
		81,405,389
Communications – 2.3%
AT&T Inc, 4.3500%, 3/1/29	15,445,000	15,783,719
AT&T Inc, 5.2500%, 3/1/37	3,121,000	3,289,584
AT&T Inc, 4.8500%, 3/1/39	9,371,000	9,420,124
AT&T Inc, 4.7500%, 5/15/46	10,056,000	9,864,718
AT&T Inc, 5.1500%, 11/15/46	7,224,000	7,427,315

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – (continued)
AT&T Inc, 4.5000%, 3/9/48	$9,253,000	$8,713,633
BellSouth LLC, 4.3330%, 4/26/19 (144A)	24,024,000	24,050,186
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	8,070,000	8,105,347
Charter Communications Operating LLC / Charter Communications Operating Capital,
4.9080%, 7/23/25	10,413,000	10,980,544
Charter Communications Operating LLC / Charter Communications Operating Capital,
5.0500%, 3/30/29	52,948,000	55,806,950
Comcast Corp, 3.1500%, 3/1/26	6,645,000	6,616,386
Comcast Corp, 4.1500%, 10/15/28	8,193,000	8,637,828
Comcast Corp, 4.2500%, 10/15/30	8,862,000	9,425,316
Comcast Corp, 4.6000%, 10/15/38	7,205,000	7,724,699
Comcast Corp, 4.9500%, 10/15/58	7,419,000	8,198,505
Crown Castle International Corp, 5.2500%, 1/15/23	7,098,000	7,624,700
Crown Castle International Corp, 3.2000%, 9/1/24	7,188,000	7,137,198
Crown Castle International Corp, 4.3000%, 2/15/29	4,603,000	4,747,935
Crown Castle International Corp, 5.2000%, 2/15/49	5,536,000	5,836,053
CSC Holdings LLC, 6.5000%, 2/1/29 (144A)	17,013,000	18,108,212
Fox Corp, 4.0300%, 1/25/24 (144A)	5,458,000	5,663,660
T-Mobile USA Inc, 6.3750%, 3/1/25	17,458,000	18,179,015
UBM PLC, 5.7500%, 11/3/20 (144A)	10,600,000	10,960,943
Verizon Communications Inc, 2.6250%, 8/15/26	11,813,000	11,274,632
Verizon Communications Inc, 4.3290%, 9/21/28	28,099,000	29,791,252
Verizon Communications Inc, 3.8750%, 2/8/29	4,803,000	4,937,922
Verizon Communications Inc, 4.8620%, 8/21/46	4,862,000	5,196,413
Verizon Communications Inc, 4.5220%, 9/15/48	3,585,000	3,684,079
Verizon Communications Inc, 5.0120%, 8/21/54	7,293,000	7,816,510
Viacom Inc, 5.8500%, 9/1/43	13,669,000	14,869,971
Warner Media LLC, 3.6000%, 7/15/25	6,875,000	6,870,977
		356,744,326
Consumer Cyclical – 0.4%
Fiat Chrysler Automobiles NV, 4.5000%, 4/15/20	1,944,000	1,961,010
Ford Motor Credit Co LLC, 4.6870%, 6/9/25	1,280,000	1,223,582
General Motors Co, 5.0000%, 10/1/28	10,644,000	10,626,276
General Motors Financial Co Inc, 4.3500%, 1/17/27	4,984,000	4,847,861
IHS Markit Ltd, 4.7500%, 2/15/25 (144A)	9,209,000	9,577,084
MDC Holdings Inc, 5.5000%, 1/15/24	8,120,000	8,343,300
MGM Resorts International, 6.7500%, 10/1/20	13,533,000	14,192,734
MGM Resorts International, 6.6250%, 12/15/21	5,473,000	5,849,269
MGM Resorts International, 7.7500%, 3/15/22	1,964,000	2,170,220
Target Corp, 3.3750%, 4/15/29	4,221,000	4,278,855
		63,070,191
Consumer Non-Cyclical – 2.1%
AbbVie Inc, 3.7500%, 11/14/23	11,941,000	12,263,836
Allergan Finance LLC, 3.2500%, 10/1/22	9,148,000	9,153,632
Allergan Funding SCS, 3.4500%, 3/15/22	16,893,000	17,040,705
Allergan Funding SCS, 3.8000%, 3/15/25	10,921,000	11,067,417
Allergan Inc/United States, 2.8000%, 3/15/23	726,000	711,749
Anheuser-Busch InBev Worldwide Inc, 4.7500%, 1/23/29	14,159,000	15,076,858
Becton Dickinson and Co, 2.8940%, 6/6/22	5,416,000	5,387,529
Boston Scientific Corp, 3.7500%, 3/1/26	7,146,000	7,293,114
Boston Scientific Corp, 4.0000%, 3/1/29	3,716,000	3,836,055
Boston Scientific Corp, 4.7000%, 3/1/49	5,944,000	6,333,532
Campbell Soup Co, 3.9500%, 3/15/25	6,894,000	6,942,218
Campbell Soup Co, 4.1500%, 3/15/28	10,259,000	10,229,277
Campbell Soup Co, 4.8000%, 3/15/48	23,832,000	22,247,924
CVS Health Corp, 4.7500%, 12/1/22	4,304,000	4,528,526
CVS Health Corp, 4.1000%, 3/25/25	14,707,000	15,108,010

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
CVS Health Corp, 4.3000%, 3/25/28	$7,394,000	$7,498,968
Elanco Animal Health Inc, 3.9120%, 8/27/21 (144A)	2,032,000	2,066,196
Elanco Animal Health Inc, 4.2720%, 8/28/23 (144A)	5,166,000	5,326,727
Elanco Animal Health Inc, 4.9000%, 8/28/28 (144A)	4,818,000	5,119,635
Eli Lilly & Co, 3.3750%, 3/15/29	30,975,000	31,814,993
General Mills Inc, 4.2000%, 4/17/28	15,082,000	15,681,925
GlaxoSmithKline Capital PLC, 3.3750%, 6/1/29	17,835,000	17,995,891
HCA Inc, 4.7500%, 5/1/23	14,309,000	15,020,129
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	5,334,000	5,564,962
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	6,895,000	6,943,265
Kraft Heinz Foods Co, 4.0000%, 6/15/23	4,127,000	4,247,482
Mars Inc, 2.7000%, 4/1/25 (144A)	6,045,000	6,014,952
Mars Inc, 3.2000%, 4/1/30 (144A)	7,422,000	7,422,338
Mars Inc, 3.9500%, 4/1/49 (144A)	9,919,000	10,059,213
Mars Inc, 4.2000%, 4/1/59 (144A)	6,289,000	6,465,876
Sysco Corp, 2.5000%, 7/15/21	2,241,000	2,222,203
Tenet Healthcare Corp, 6.0000%, 10/1/20	9,072,000	9,389,520
Teva Pharmaceutical Finance Co BV, 3.6500%, 11/10/21	7,330,000	7,184,876
Teva Pharmaceutical Finance IV LLC, 2.2500%, 3/18/20	13,790,000	13,570,251
		326,829,784
Electric – 0.4%
Duke Energy Corp, 1.8000%, 9/1/21	3,351,000	3,270,714
Duke Energy Corp, 2.4000%, 8/15/22	4,725,000	4,670,932
NRG Energy Inc, 7.2500%, 5/15/26	12,667,000	13,936,107
NRG Energy Inc, 6.6250%, 1/15/27	7,167,000	7,713,484
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	9,215,000	9,514,672
Southern Co, 2.9500%, 7/1/23	7,120,000	7,101,391
Vistra Operations Co LLC, 5.5000%, 9/1/26 (144A)	5,883,000	6,118,320
Vistra Operations Co LLC, 5.6250%, 2/15/27 (144A)	8,730,000	9,068,288
		61,393,908
Energy – 1.3%
Cheniere Energy Partners LP, 5.6250%, 10/1/26 (144A)	7,575,000	7,764,375
Continental Resources Inc/OK, 5.0000%, 9/15/22	16,021,000	16,140,728
Continental Resources Inc/OK, 4.5000%, 4/15/23	13,097,000	13,567,218
Energy Transfer Operating LP, 4.2500%, 3/15/23	5,994,000	6,151,081
Energy Transfer Operating LP, 5.8750%, 1/15/24	5,737,000	6,275,899
Energy Transfer Operating LP, 5.5000%, 6/1/27	4,277,000	4,641,074
Energy Transfer Operating LP, 4.9500%, 6/15/28	705,000	740,097
Energy Transfer Operating LP, 6.1250%, 12/15/45	3,616,000	3,938,590
Energy Transfer Operating LP, 6.0000%, 6/15/48	11,353,000	12,277,031
EnLink Midstream Partners LP, 4.1500%, 6/1/25	12,814,000	12,333,475
EQM Midstream Partners LP, 4.0000%, 8/1/24	3,673,000	3,595,107
EQT Midstream Partners LP, 5.5000%, 7/15/28	13,357,000	13,504,197
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	4,683,000	4,887,222
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	476,000	500,169
Kinder Morgan Inc/DE, 4.3000%, 3/1/28	4,960,000	5,126,593
Kinder Morgan Inc/DE, 5.5500%, 6/1/45	3,035,000	3,321,640
Kinder Morgan Inc/DE, 5.2000%, 3/1/48	2,058,000	2,170,677
NGPL PipeCo LLC, 4.3750%, 8/15/22 (144A)	11,522,000	11,666,025
NGPL PipeCo LLC, 4.8750%, 8/15/27 (144A)	3,510,000	3,545,100
NuStar Logistics LP, 5.6250%, 4/28/27	6,277,000	6,269,154
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	14,498,000	15,114,150
Range Resources Corp, 5.7500%, 6/1/21	5,980,000	6,069,700
Range Resources Corp, 5.8750%, 7/1/22	9,847,000	9,945,470
Range Resources Corp, 5.0000%, 3/15/23	13,381,000	13,113,380
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
4.7500%, 10/1/23 (144A)	10,027,000	10,086,560

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp,
5.5000%, 9/15/24 (144A)	$4,675,000	$4,791,875
		197,536,587
Finance Companies – 0.1%
GE Capital International Funding Co Unlimited Co, 4.4180%, 11/15/35	15,587,000	14,443,747
Financial Institutions – 0.1%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	10,463,000	10,745,747
Insurance – 0.3%
Aetna Inc, 2.8000%, 6/15/23	4,576,000	4,495,758
Brown & Brown Inc, 4.5000%, 3/15/29	7,354,000	7,439,742
Centene Corp, 4.7500%, 5/15/22	652,000	662,595
Centene Corp, 6.1250%, 2/15/24	7,576,000	7,938,133
Centene Corp, 5.3750%, 6/1/26 (144A)	19,632,000	20,466,360
Cigna Corp, 3.4000%, 9/17/21 (144A)	2,153,000	2,175,969
Cigna Corp, 3.7500%, 7/15/23 (144A)	8,762,000	8,987,801
		52,166,358
Real Estate Investment Trusts (REITs) – 0.3%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	4,791,000	4,782,761
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	13,226,000	13,816,791
Reckson Operating Partnership LP, 7.7500%, 3/15/20	13,713,000	14,295,435
Senior Housing Properties Trust, 6.7500%, 4/15/20	758,000	771,209
Senior Housing Properties Trust, 6.7500%, 12/15/21	2,979,000	3,140,120
Ventas Realty LP, 3.5000%, 4/15/24	14,689,000	14,870,263
		51,676,579
Technology – 0.8%
Dell International LLC / EMC Corp, 5.8750%, 6/15/21 (144A)	26,616,000	27,115,398
Marvell Technology Group Ltd, 4.2000%, 6/22/23	4,911,000	5,009,474
Marvell Technology Group Ltd, 4.8750%, 6/22/28	5,578,000	5,771,467
Total System Services Inc, 3.8000%, 4/1/21	5,586,000	5,672,321
Total System Services Inc, 4.8000%, 4/1/26	11,514,000	12,105,465
Trimble Inc, 4.7500%, 12/1/24	18,202,000	18,709,088
Trimble Inc, 4.9000%, 6/15/28	24,278,000	24,825,870
Verisk Analytics Inc, 5.8000%, 5/1/21	10,655,000	11,258,013
Verisk Analytics Inc, 4.1250%, 9/12/22	6,033,000	6,240,394
Verisk Analytics Inc, 5.5000%, 6/15/45	5,717,000	6,380,428
		123,087,918
Total Corporate Bonds (cost $1,895,046,810)		1,936,401,156
Mortgage-Backed Securities – 11.0%
Fannie Mae Pool:
7.5000%, 7/1/28	103,189	112,811
6.0000%, 2/1/37	351,063	396,953
4.5000%, 9/1/37	8,647,767	9,082,853
4.5000%, 10/1/37	4,498,869	4,725,207
4.5000%, 5/1/38	4,254,616	4,468,308
4.5000%, 7/1/38	7,031,778	7,384,971
4.5000%, 8/1/38	224,923	235,800
4.5000%, 11/1/38	7,872,502	8,267,927
3.5000%, 10/1/42	4,649,712	4,747,044
4.5000%, 11/1/42	1,523,404	1,617,462
3.5000%, 12/1/42	10,975,726	11,188,809
3.0000%, 2/1/43	380,435	380,752
3.5000%, 2/1/43	10,831,565	11,041,725
3.5000%, 2/1/43	5,244,963	5,346,639
3.5000%, 3/1/43	7,651,942	7,799,992
3.5000%, 4/1/43	27,758,381	28,297,289
3.0000%, 5/1/43	2,697,730	2,699,963
3.5000%, 11/1/43	14,916,157	15,206,534
3.5000%, 4/1/44	5,427,240	5,556,942

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
5.0000%, 7/1/44	$346,656	$375,050
4.5000%, 10/1/44	3,479,553	3,704,264
3.5000%, 2/1/45	24,523,084	24,999,842
3.5000%, 2/1/45	3,998,641	4,076,351
4.5000%, 3/1/45	5,655,037	6,020,114
4.5000%, 6/1/45	3,481,745	3,660,909
3.0000%, 10/1/45	5,536,597	5,516,854
3.0000%, 10/1/45	3,484,911	3,472,267
3.5000%, 12/1/45	3,475,078	3,558,174
3.0000%, 1/1/46	792,050	790,011
4.5000%, 2/1/46	9,014,595	9,525,856
3.0000%, 3/1/46	25,274,107	25,201,193
3.0000%, 3/1/46	17,090,747	17,041,441
3.5000%, 5/1/46	2,316,099	2,359,375
3.5000%, 7/1/46	11,432,665	11,663,261
3.5000%, 7/1/46	6,399,635	6,542,963
3.5000%, 8/1/46	36,199,726	36,876,124
3.5000%, 8/1/46	3,794,106	3,865,000
4.0000%, 10/1/46	375,475	388,025
3.0000%, 11/1/46	5,833,591	5,816,761
3.0000%, 11/1/46	1,782,113	1,777,855
3.0000%, 11/1/46	1,729,677	1,725,544
3.5000%, 12/1/46	1,168,021	1,189,844
3.0000%, 2/1/47	15,961,023	15,977,456
3.0000%, 3/1/47	12,116,394	12,085,795
4.0000%, 5/1/47	2,475,241	2,558,320
4.5000%, 5/1/47	1,230,565	1,309,326
4.5000%, 5/1/47	1,032,745	1,089,591
4.5000%, 5/1/47	1,026,702	1,086,103
4.5000%, 5/1/47	750,734	798,781
4.5000%, 5/1/47	725,296	765,220
4.5000%, 5/1/47	608,597	643,809
4.5000%, 5/1/47	356,585	377,216
4.5000%, 5/1/47	257,880	274,386
4.5000%, 5/1/47	233,603	248,554
4.0000%, 6/1/47	1,243,048	1,284,727
4.0000%, 6/1/47	621,240	641,684
4.0000%, 6/1/47	575,751	595,024
4.0000%, 6/1/47	273,341	282,517
4.5000%, 6/1/47	4,513,399	4,761,837
4.5000%, 6/1/47	447,626	476,275
4.0000%, 7/1/47	1,007,511	1,041,332
4.0000%, 7/1/47	921,441	952,373
4.0000%, 7/1/47	416,829	430,796
4.0000%, 7/1/47	316,683	327,307
4.5000%, 7/1/47	3,267,675	3,447,544
4.5000%, 7/1/47	2,840,414	2,996,765
4.5000%, 7/1/47	2,792,567	2,946,284
3.5000%, 8/1/47	5,514,720	5,613,351
3.5000%, 8/1/47	3,343,872	3,397,125
3.5000%, 8/1/47	1,893,965	1,940,383
4.0000%, 8/1/47	28,158,608	29,261,529
4.0000%, 8/1/47	6,380,811	6,594,985
4.0000%, 8/1/47	1,940,688	2,005,781
4.0000%, 8/1/47	1,106,040	1,143,169
4.0000%, 8/1/47	528,619	546,364
4.5000%, 8/1/47	3,808,891	4,018,551
4.5000%, 8/1/47	733,136	773,492
4.0000%, 9/1/47	14,293,735	14,979,401

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.0000%, 9/1/47	$534,180	$552,113
4.5000%, 9/1/47	2,515,282	2,653,744
4.5000%, 9/1/47	860,378	907,740
4.0000%, 10/1/47	2,976,467	3,076,382
4.0000%, 10/1/47	2,297,782	2,374,918
4.0000%, 10/1/47	2,113,582	2,184,534
4.0000%, 10/1/47	1,461,916	1,510,992
4.0000%, 10/1/47	1,253,127	1,295,195
4.5000%, 10/1/47	624,371	658,740
4.5000%, 10/1/47	289,731	305,680
4.0000%, 11/1/47	6,589,060	6,834,331
4.0000%, 11/1/47	3,678,184	3,799,754
4.0000%, 11/1/47	3,343,290	3,455,522
4.0000%, 11/1/47	1,226,480	1,267,652
4.5000%, 11/1/47	2,999,265	3,164,368
3.5000%, 12/1/47	11,081,862	11,291,326
3.5000%, 12/1/47	5,121,668	5,211,530
3.5000%, 12/1/47	1,014,371	1,039,735
3.5000%, 12/1/47	522,480	535,544
4.0000%, 12/1/47	7,403,724	7,648,432
3.5000%, 1/1/48	8,277,787	8,439,128
3.5000%, 1/1/48	7,538,785	7,684,090
4.0000%, 1/1/48	27,162,175	28,169,917
4.0000%, 1/1/48	14,031,785	14,487,251
4.0000%, 1/1/48	12,481,419	12,925,865
4.0000%, 1/1/48	2,874,028	3,003,942
4.0000%, 1/1/48	2,405,361	2,486,364
4.0000%, 1/1/48	1,774,118	1,854,500
3.5000%, 3/1/48	4,855,554	4,950,196
3.5000%, 3/1/48	871,142	892,921
4.0000%, 3/1/48	11,510,009	11,934,065
4.0000%, 3/1/48	1,559,660	1,630,158
4.5000%, 3/1/48	5,130,864	5,428,561
3.5000%, 4/1/48	10,231,205	10,414,391
3.5000%, 4/1/48	8,973,759	9,163,215
4.0000%, 4/1/48	3,341,890	3,492,956
4.5000%, 4/1/48	3,958,728	4,192,679
4.0000%, 5/1/48	15,991,059	16,506,031
4.0000%, 5/1/48	15,259,168	15,739,002
4.5000%, 5/1/48	3,179,619	3,356,436
4.5000%, 5/1/48	2,767,863	2,924,972
4.0000%, 6/1/48	6,455,180	6,656,444
4.5000%, 6/1/48	3,084,312	3,247,850
4.0000%, 10/1/48	2,690,180	2,793,547
3.5000%, 11/1/48	14,721,998	15,091,545
3.5000%, 1/1/49	3,356,553	3,422,737
4.0000%, 1/1/49	20,685,929	21,300,779
4.5000%, 1/1/49	77,885,561	81,344,360
4.0000%, 2/1/49	6,237,504	6,420,991
4.0000%, 2/1/49	2,891,916	2,976,982
4.5000%, 2/1/49	23,134,662	24,162,041
3.5000%, 8/1/56	19,015,048	19,244,008
3.0000%, 2/1/57	13,487,047	13,326,997
3.5000%, 2/1/57	30,289,644	30,654,633
		896,465,998
Freddie Mac Gold Pool:
4.5000%, 5/1/38	11,855,445	12,466,896
4.5000%, 5/1/38	9,101,880	9,542,600
4.5000%, 7/1/38	8,691,580	9,142,891

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Freddie Mac Gold Pool – (continued)
4.5000%, 8/1/38	$7,178,406	$7,551,380
4.5000%, 9/1/38	5,764,587	6,064,107
4.5000%, 10/1/38	5,275,728	5,536,892
4.5000%, 10/1/38	1,269,717	1,335,691
6.0000%, 4/1/40	6,470,858	7,327,217
3.5000%, 2/1/43	4,175,786	4,254,422
3.5000%, 2/1/44	4,237,390	4,316,992
4.5000%, 5/1/44	168,987	178,489
3.5000%, 12/1/44	29,774,299	30,425,579
3.0000%, 1/1/45	9,504,622	9,500,695
4.0000%, 4/1/45	69,970	72,474
4.0000%, 5/1/46	2,846,062	2,954,201
3.5000%, 7/1/46	12,208,347	12,486,676
3.5000%, 7/1/46	7,155,259	7,297,400
3.0000%, 10/1/46	14,678,432	14,638,267
3.5000%, 10/1/46	22,162,246	22,589,407
3.0000%, 12/1/46	17,458,598	17,410,821
3.5000%, 2/1/47	13,915,858	14,184,060
4.0000%, 3/1/47	3,143,998	3,267,405
3.0000%, 9/1/47	10,210,375	10,182,439
3.5000%, 9/1/47	21,296,054	21,647,752
3.5000%, 9/1/47	12,136,055	12,335,851
3.5000%, 11/1/47	9,404,954	9,572,553
3.5000%, 11/1/47	2,981,697	3,046,011
3.5000%, 12/1/47	16,292,145	16,666,739
3.5000%, 12/1/47	6,869,331	7,017,507
3.5000%, 12/1/47	6,717,536	6,852,453
3.5000%, 2/1/48	7,087,297	7,217,991
3.5000%, 2/1/48	7,084,216	7,218,051
3.5000%, 3/1/48	17,161,248	17,531,328
3.5000%, 3/1/48	4,166,734	4,248,857
4.0000%, 3/1/48	7,577,996	7,865,515
3.5000%, 4/1/48	1,484,570	1,513,830
4.0000%, 4/1/48	22,457,088	23,175,144
4.0000%, 4/1/48	8,382,470	8,688,009
4.0000%, 5/1/48	17,247,018	17,801,876
4.0000%, 5/1/48	10,742,594	11,087,205
4.0000%, 6/1/48	4,656,664	4,806,001
3.5000%, 8/1/48	16,018,826	16,334,553
4.0000%, 8/1/48	61,686,626	63,658,647
4.0000%, 8/1/48	20,951,593	21,916,320
4.5000%, 8/1/48	8,772,599	9,192,274
5.0000%, 9/1/48	1,312,203	1,390,025
3.5000%, 11/1/48	20,723,694	21,131,787
4.5000%, 12/1/48	6,732,345	7,119,711
4.0000%, 1/1/49	13,890,929	14,535,592
		556,298,583
Ginnie Mae I Pool:
6.0000%, 1/15/34	102,962	115,075
4.5000%, 9/15/40	2,801,893	2,955,622
4.0000%, 1/15/45	27,925,907	29,037,739
4.5000%, 8/15/46	33,716,821	35,565,354
4.0000%, 7/15/47	8,616,551	8,942,393
4.0000%, 8/15/47	1,801,243	1,869,217
4.0000%, 11/15/47	3,738,384	3,883,762
4.0000%, 12/15/47	4,638,569	4,818,913
		87,188,075
Ginnie Mae II Pool:
4.5000%, 10/20/41	3,639,741	3,791,415

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool – (continued)
4.0000%, 8/20/47	$2,835,894	$2,946,052
4.0000%, 8/20/47	700,743	728,311
4.0000%, 8/20/47	314,048	328,353
4.5000%, 5/20/48	17,043,549	17,974,611
4.5000%, 5/20/48	2,103,191	2,218,264
4.5000%, 12/20/48	16,572,378	17,288,181
5.0000%, 12/20/48	127,611,584	133,851,447
4.5000%, 1/20/49	13,351,082	13,880,883
		193,007,517
Total Mortgage-Backed Securities (cost $1,718,843,187)		1,732,960,173
United States Treasury Notes/Bonds – 11.3%
2.7500%, 11/30/20	108,691,000	109,438,251
2.5000%, 12/31/20	22,436,800	22,507,791
2.5000%, 2/28/21	9,604,100	9,642,742
2.8750%, 10/15/21	4,619,900	4,691,184
2.5000%, 1/15/22	2,485,000	2,502,667
2.7500%, 5/31/23	42,211,000	43,081,602
2.8750%, 9/30/23	147,720,500	151,742,421
2.8750%, 10/31/23	169,970,700	174,684,732
2.8750%, 11/30/23	109,293,700	112,423,086
2.6250%, 12/31/23	8,323,700	8,469,365
2.3750%, 2/29/24	8,824,600	8,886,993
2.8750%, 11/30/25	95,600	98,931
2.2500%, 11/15/27	32,086,400	31,774,310
2.7500%, 2/15/28	9,084,400	9,351,964
2.8750%, 8/15/28	162,134,200	168,632,234
3.1250%, 11/15/28	386,067,700	409,940,559
2.6250%, 2/15/29	79,088,000	80,626,508
2.2500%, 8/15/46	34,957,100	31,245,639
2.7500%, 11/15/47	166,892,900	164,884,970
3.0000%, 2/15/48	73,983,100	76,731,457
3.1250%, 5/15/48	26,376,300	28,034,092
3.0000%, 8/15/48	9,266,600	9,614,821
3.3750%, 11/15/48	47,561,300	53,055,002
3.0000%, 2/15/49	55,280,400	57,390,125
Total United States Treasury Notes/Bonds (cost $1,695,983,145)		1,769,451,446
Common Stocks – 59.5%
Aerospace & Defense – 3.5%
Boeing Co	914,210	348,697,978
General Dynamics Corp	1,231,356	208,443,944
		557,141,922
Air Freight & Logistics – 0.5%
United Parcel Service Inc	749,388	83,736,615
Airlines – 0.5%
Delta Air Lines Inc	1,384,054	71,486,389
Automobiles – 0.8%
General Motors Co	3,422,983	126,992,669
Banks – 2.3%
Bank of America Corp	3,766,678	103,922,646
US Bancorp	5,486,962	264,416,699
		368,339,345
Biotechnology – 0.7%
AbbVie Inc	1,404,173	113,162,302
Capital Markets – 2.9%
Blackstone Group LP	2,633,121	92,080,241
CME Group Inc	761,618	125,347,090
Morgan Stanley	2,364,051	99,762,952

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Capital Markets – (continued)
TD Ameritrade Holding Corp	2,698,346	$134,890,317
		452,080,600
Chemicals – 1.2%
LyondellBasell Industries NV	2,330,185	195,921,955
Consumer Finance – 1.5%
American Express Co	811,849	88,735,096
Synchrony Financial	4,399,004	140,328,228
		229,063,324
Electronic Equipment, Instruments & Components – 0.5%
Corning Inc	2,404,578	79,591,532
Entertainment – 0.7%
Walt Disney Co	1,013,508	112,529,793
Equity Real Estate Investment Trusts (REITs) – 1.1%
Crown Castle International Corp	700,776	89,699,328
MGM Growth Properties LLC	1,384,521	44,650,802
Outfront Media Inc	1,919,469	44,915,575
		179,265,705
Food & Staples Retailing – 3.3%
Costco Wholesale Corp	1,115,804	270,180,781
Kroger Co	3,697,369	90,955,277
Sysco Corp	2,314,351	154,506,073
		515,642,131
Food Products – 0.5%
Hershey Co	726,505	83,424,569
Health Care Equipment & Supplies – 1.9%
Abbott Laboratories	2,162,001	172,830,360
Medtronic PLC	1,370,368	124,813,117
		297,643,477
Health Care Providers & Services – 1.2%
UnitedHealth Group Inc	735,140	181,770,716
Hotels, Restaurants & Leisure – 3.0%
Hilton Worldwide Holdings Inc	1,109,431	92,204,810
McDonald's Corp	1,531,927	290,912,937
Norwegian Cruise Line Holdings Ltd*	899,180	49,418,933
Six Flags Entertainment Corp	835,708	41,242,190
		473,778,870
Household Products – 0.4%
Clorox Co	363,503	58,327,691
Industrial Conglomerates – 0.5%
Honeywell International Inc	502,278	79,822,020
Information Technology Services – 3.9%
Accenture PLC	1,124,521	197,938,186
Mastercard Inc	1,771,678	417,141,585
		615,079,771
Insurance – 0.6%
Progressive Corp	1,307,612	94,265,749
Interactive Media & Services – 2.3%
Alphabet Inc - Class C*	305,576	358,535,377
Internet & Direct Marketing Retail – 0.7%
Amazon.com Inc	65,244	116,183,253
Leisure Products – 0.4%
Hasbro Inc	809,000	68,781,180
Machinery – 1.3%
Deere & Co	559,661	89,456,214
Parker-Hannifin Corp	280,677	48,169,787
Stanley Black & Decker Inc	464,591	63,263,356
		200,889,357

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Media – 1.4%
Comcast Corp	5,405,771	$216,122,725
Oil, Gas & Consumable Fuels – 1.3%
Anadarko Petroleum Corp	1,954,868	88,907,397
Suncor Energy Inc	3,649,885	118,335,944
		207,243,341
Personal Products – 0.7%
Estee Lauder Cos Inc	633,340	104,849,437
Pharmaceuticals – 3.7%
Allergan PLC	583,850	85,481,478
Bristol-Myers Squibb Co	1,050,240	50,106,950
Eli Lilly & Co	1,490,391	193,393,136
Merck & Co Inc	3,002,031	249,678,918
		578,660,482
Real Estate Management & Development – 0.6%
CBRE Group Inc*	1,925,059	95,194,168
Road & Rail – 1.5%
CSX Corp	3,058,425	228,831,358
Semiconductor & Semiconductor Equipment – 3.0%
Intel Corp	3,853,150	206,914,155
Lam Research Corp	621,479	111,250,956
NVIDIA Corp	168,666	30,285,667
Texas Instruments Inc	1,108,193	117,546,032
		465,996,810
Software – 5.1%
Adobe Inc*	771,326	205,550,666
Microsoft Corp	4,572,436	539,242,985
salesforce.com Inc*	314,587	49,821,143
		794,614,794
Specialty Retail – 1.6%
Home Depot Inc	1,293,615	248,231,782
Technology Hardware, Storage & Peripherals – 1.8%
Apple Inc	1,476,081	280,381,586
Textiles, Apparel & Luxury Goods – 0.9%
NIKE Inc	1,706,148	143,674,723
Tobacco – 1.7%
Altria Group Inc	4,799,608	275,641,487
Total Common Stocks (cost $6,365,401,253)		9,352,899,005
Investment Companies – 1.7%
Money Markets – 1.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£ (cost $271,955,000)	271,955,000	271,955,000
Total Investments (total cost $12,612,293,209) – 100.0%		15,727,561,171
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(6,667,990)
Net Assets – 100%		$15,720,893,181

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Balanced Fund

Schedule of Investments (unaudited)

March 31, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$15,344,469,126	97.6%
Canada	166,709,641	1.1
Cayman Islands	140,117,903	0.9
United Kingdom	40,432,516	0.2
Israel	20,755,127	0.1
Belgium	15,076,858	0.1

Total	$15,727,561,171	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Limited Partnership Interests - N/A
Real Estate Investment Trusts (REITs) - N/A
Colony America Homes III LP	$-	$(36,026)	$33,720	$	N/A
Total Limited Partnership Interests – N/A	$-	$(36,026)	$33,720	$	N/A
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	1,962,429	-	-		271,955,000
Total Affiliated Investments - 1.7%	$1,962,429	$(36,026)	$33,720		$271,955,000

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Limited Partnership Interests - N/A
Real Estate Investment Trusts (REITs) - N/A
Colony America Homes III LP	6,162,871	-	(6,162,871)Ð	-
Investment Companies - 1.7%
Money Markets - 1.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	121,239,500	3,313,735,485	(3,163,019,985)	271,955,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

Balanced Index	Balanced Index is an internally-calculated, hypothetical combination of total returns from the S&P 500® Index (55%) and the Bloomberg Barclays U.S. Aggregate Bond Index (45%).
Bloomberg Barclays U.S. Aggregate Bond Index	Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $760,386,537, which represents 4.8% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position is not funded, or has been purchased on a delayed delivery or when-issued basis. If applicable, interest rates will be determined and interest will begin to accrue at a future date. See Notes to Financial Statements.

‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 1.0000%, 3.4855%, 11/25/50	11/29/18	$2,927,820	$2,919,493	0.0%
loanDepot Station Place Agency Securitization Trust 2017-1, ICE LIBOR USD 1 Month + 0.8000%, 3.2855%, 11/25/50	11/29/17-03/23/18	14,821,599	14,772,327	0.1
Mello Warehouse Securitization Trust 2018-1, ICE LIBOR USD 1 Month + 0.8500%, 3.3355%, 11/25/51	10/23/18	23,804,714	23,802,626	0.2
Station Place Securitization Trust 2018-7, ICE LIBOR USD 1 Month + 0.8500%, 3.3311%, 9/24/19	8/20/18	22,453,757	22,453,757	0.1
Total		$64,007,890	$63,948,203	0.4%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

22	MARCH 31, 2019

Janus Henderson Balanced Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$569,392,716	$-
Bank Loans and Mezzanine Loans	-	94,501,675	-
Corporate Bonds	-	1,936,401,156	-
Mortgage-Backed Securities	-	1,732,960,173	-
United States Treasury Notes/Bonds	-	1,769,451,446	-
Common Stocks	9,352,899,005	-	-
Investment Companies	-	271,955,000	-
Total Assets	$9,352,899,005	$6,374,662,166	$-

Janus Investment Fund	23

Janus Henderson Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$15,455,606,171
Affiliated investments, at value(2)	271,955,000
Cash	6,891,280
Non-interested Trustees' deferred compensation	427,545
Receivables:
Investments sold	1,850,107,216
Interest	46,246,202
Fund shares sold	35,053,717
Dividends	11,566,795
Dividends from affiliates	350,185
Other assets	76,731
Total Assets	17,678,280,842
Liabilities:
Payables:	—
Fund shares repurchased	1,915,776,825
Investments purchased	23,551,441
Advisory fees	8,092,611
Dividends	4,816,394
Transfer agent fees and expenses	2,177,885
12b-1 Distribution and shareholder servicing fees	1,923,446
Non-interested Trustees' deferred compensation fees	427,545
Non-interested Trustees' fees and expenses	115,386
Affiliated fund administration fees payable	36,785
Professional fees	23,317
Custodian fees	15,993
Accrued expenses and other payables	430,033
Total Liabilities	1,957,387,661
Net Assets	$15,720,893,181

See Notes to Financial Statements.

24	MARCH 31, 2019

Janus Henderson Balanced Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$12,041,914,680
Total distributable earnings (loss)	3,678,978,501
Total Net Assets	$15,720,893,181
Net Assets - Class A Shares	$905,896,677
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,111,806
Net Asset Value Per Share(3)	$33.41
Maximum Offering Price Per Share(4)	$35.45
Net Assets - Class C Shares	$1,760,521,819
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,198,629
Net Asset Value Per Share(3)	$33.09
Net Assets - Class D Shares	$1,765,369,171
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	52,699,038
Net Asset Value Per Share	$33.50
Net Assets - Class I Shares	$4,141,328,136
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	123,586,582
Net Asset Value Per Share	$33.51
Net Assets - Class N Shares	$738,662,661
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	22,069,221
Net Asset Value Per Share	$33.47
Net Assets - Class R Shares	$347,995,985
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,476,159
Net Asset Value Per Share	$33.22
Net Assets - Class S Shares	$558,180,712
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,710,499
Net Asset Value Per Share	$33.40
Net Assets - Class T Shares	$5,502,938,020
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	164,494,417
Net Asset Value Per Share	$33.45

(1) Includes cost of $12,340,338,209.

(2) Includes cost of $271,955,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Balanced Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Interest	$118,005,559
Dividends	110,327,544
Dividends from affiliates	1,962,429
Other income	392,846
Foreign tax withheld	(386,255)
Total Investment Income	230,302,123
Expenses:
Advisory fees	44,685,235
12b-1 Distribution and shareholder servicing fees:
Class A Shares	993,155
Class C Shares	7,861,638
Class R Shares	833,556
Class S Shares	686,486
Transfer agent administrative fees and expenses:
Class D Shares	1,015,979
Class R Shares	418,654
Class S Shares	686,486
Class T Shares	6,585,552
Transfer agent networking and omnibus fees:
Class A Shares	411,583
Class C Shares	536,607
Class I Shares	1,274,592
Other transfer agent fees and expenses:
Class A Shares	38,071
Class C Shares	75,541
Class D Shares	110,109
Class I Shares	75,521
Class N Shares	27,928
Class R Shares	1,783
Class S Shares	2,743
Class T Shares	22,489
Registration fees	381,895
Shareholder reports expense	316,601
Non-interested Trustees’ fees and expenses	258,635
Affiliated fund administration fees	203,115
Professional fees	90,875
Custodian fees	73,375
Other expenses	1,017,722
Total Expenses	68,685,926
Less: Excess Expense Reimbursement and Waivers	(126,728)
Net Expenses	68,559,198
Net Investment Income/(Loss)	161,742,925

See Notes to Financial Statements.

26	MARCH 31, 2019

Janus Henderson Balanced Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$818,541,183
Investments in affiliates	(36,026)
Total Net Realized Gain/(Loss) on Investments	818,505,157
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(799,596,179)
Investments in affiliates	33,720
Total Change in Unrealized Net Appreciation/Depreciation	(799,562,459)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$180,685,623

(1) Includes $512,813,233 of realized gains and losses resulting from a redemption-in-kind during the period ended March 31, 2019.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson Balanced Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$161,742,925	$230,346,440
Net realized gain/(loss) on investments	818,505,157	605,635,750
Change in unrealized net appreciation/depreciation	(799,562,459)	1,047,424,483
Net Increase/(Decrease) in Net Assets Resulting from Operations	180,685,623	1,883,406,673
Dividends and Distributions to Shareholders
Class A Shares	(44,481,547)	(30,992,137)
Class C Shares	(85,762,132)	(56,163,240)
Class D Shares	(97,486,294)	(81,003,352)
Class I Shares	(202,190,604)	(117,849,780)
Class N Shares	(142,776,636)	(111,964,032)
Class R Shares	(18,416,071)	(15,173,092)
Class S Shares	(30,568,179)	(28,750,295)
Class T Shares	(300,793,068)	(241,991,501)
Net Decrease from Dividends and Distributions to Shareholders	(922,474,531)	(683,887,429)
Capital Share Transactions:
Class A Shares	171,727,964	88,399,391
Class C Shares	239,285,769	188,299,862
Class D Shares	87,218,154	61,673,527
Class I Shares	1,077,653,132	893,081,658
Class N Shares	(1,626,709,387)	237,724,253
Class R Shares	18,930,086	(23,285,543)
Class S Shares	(3,569,913)	(81,834,698)
Class T Shares	336,595,247	266,928,381
Net Increase/(Decrease) from Capital Share Transactions	301,131,052	1,630,986,831
Net Increase/(Decrease) in Net Assets	(440,657,856)	2,830,506,075
Net Assets:
Beginning of period	16,161,551,037	13,331,044,962
End of period	$15,720,893,181	$16,161,551,037

See Notes to Financial Statements.

28	MARCH 31, 2019

Janus Henderson Balanced Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.22	$32.46	$29.00	$29.12	$31.10	$29.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.50	0.52	0.47	0.55	0.49
Net realized and unrealized gain/(loss)	(0.21)(2)	3.87	3.88	1.22	(0.70)	2.83
Total from Investment Operations	0.10	4.37	4.40	1.69	(0.15)	3.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.32)	(0.50)	(0.59)	(0.48)	(0.52)	(0.47)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)
Total Dividends and Distributions	(1.91)	(1.61)	(0.94)	(1.81)	(1.83)	(1.33)
Net Asset Value, End of Period	$33.41	$35.22	$32.46	$29.00	$29.12	$31.10
Total Return*	0.70%	13.81%	15.44%	5.86%	(0.59)%	11.65%
Net Assets, End of Period (in thousands)	$905,897	$768,529	$625,454	$1,008,842	$966,624	$835,681
Average Net Assets for the Period (in thousands)	$796,707	$666,296	$781,785	$1,037,006	$941,167	$839,360
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.95%	0.94%	0.94%	0.93%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.95%	0.94%	0.94%	0.93%	0.95%
Ratio of Net Investment Income/(Loss)	1.90%	1.48%	1.68%	1.63%	1.78%	1.61%
Portfolio Turnover Rate	44%	88%	60%	83%	75%	72%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$34.90	$32.19	$28.78	$28.95	$30.93	$29.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.27	0.31	0.26	0.34	0.27
Net realized and unrealized gain/(loss)	(0.21)(2)	3.84	3.85	1.20	(0.69)	2.80
Total from Investment Operations	(0.01)	4.11	4.16	1.46	(0.35)	3.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.29)	(0.40)	(0.30)	(0.32)	(0.28)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)
Total Dividends and Distributions	(1.80)	(1.40)	(0.75)	(1.63)	(1.63)	(1.14)
Net Asset Value, End of Period	$33.09	$34.90	$32.19	$28.78	$28.95	$30.93
Total Return*	0.37%	13.06%	14.67%	5.09%	(1.25)%	10.78%
Net Assets, End of Period (in thousands)	$1,760,522	$1,594,610	$1,290,994	$1,408,455	$1,267,034	$996,498
Average Net Assets for the Period (in thousands)	$1,611,706	$1,403,777	$1,322,392	$1,401,426	$1,175,456	$874,136
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.62%	1.61%	1.65%	1.61%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.62%	1.61%	1.65%	1.61%	1.68%
Ratio of Net Investment Income/(Loss)	1.20%	0.81%	1.03%	0.92%	1.10%	0.88%
Portfolio Turnover Rate	44%	88%	60%	83%	75%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

Janus Investment Fund	29

Janus Henderson Balanced Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.30	$32.52	$29.06	$29.17	$31.14	$29.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.35	0.58	0.59	0.53	0.61	0.56
Net realized and unrealized gain/(loss)	(0.21)(2)	3.89	3.88	1.22	(0.69)	2.82
Total from Investment Operations	0.14	4.47	4.47	1.75	(0.08)	3.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.58)	(0.66)	(0.53)	(0.58)	(0.53)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)
Total Dividends and Distributions	(1.94)	(1.69)	(1.01)	(1.86)	(1.89)	(1.39)
Net Asset Value, End of Period	$33.50	$35.30	$32.52	$29.06	$29.17	$31.14
Total Return*	0.84%	14.10%	15.68%	6.07%	(0.38)%	11.86%
Net Assets, End of Period (in thousands)	$1,765,369	$1,761,817	$1,562,693	$1,411,125	$1,382,693	$1,414,364
Average Net Assets for the Period (in thousands)	$1,697,950	$1,667,210	$1,477,105	$1,415,240	$1,453,548	$1,383,412
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.71%	0.72%	0.73%	0.73%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.71%	0.72%	0.73%	0.73%	0.73%
Ratio of Net Investment Income/(Loss)	2.11%	1.71%	1.92%	1.83%	1.98%	1.83%
Portfolio Turnover Rate	44%	88%	60%	83%	75%	72%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.31	$32.53	$29.06	$29.18	$31.15	$29.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.36	0.61	0.61	0.55	0.64	0.59
Net realized and unrealized gain/(loss)	(0.20)(2)	3.88	3.89	1.21	(0.70)	2.83
Total from Investment Operations	0.16	4.49	4.50	1.76	(0.06)	3.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.60)	(0.68)	(0.55)	(0.60)	(0.56)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)
Total Dividends and Distributions	(1.96)	(1.71)	(1.03)	(1.88)	(1.91)	(1.42)
Net Asset Value, End of Period	$33.51	$35.31	$32.53	$29.06	$29.18	$31.15
Total Return*	0.87%	14.18%	15.79%	6.10%	(0.30)%	11.99%
Net Assets, End of Period (in thousands)	$4,141,328	$3,197,893	$2,096,893	$1,636,459	$1,510,302	$1,306,391
Average Net Assets for the Period (in thousands)	$3,565,114	$2,460,247	$1,795,486	$1,651,399	$1,482,511	$1,167,616
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.65%	0.64%	0.65%	0.67%	0.65%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.64%	0.65%	0.67%	0.65%	0.64%
Ratio of Net Investment Income/(Loss)	2.19%	1.80%	2.00%	1.90%	2.06%	1.92%
Portfolio Turnover Rate	44%	88%	60%	83%	75%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

30	MARCH 31, 2019

Janus Henderson Balanced Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.28	$32.50	$29.04	$29.15	$31.11	$29.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.37	0.63	0.64	0.57	0.66	0.60
Net realized and unrealized gain/(loss)	(0.21)(2)	3.88	3.87	1.22	(0.69)	2.83
Total from Investment Operations	0.16	4.51	4.51	1.79	(0.03)	3.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.62)	(0.70)	(0.57)	(0.62)	(0.58)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)
Total Dividends and Distributions	(1.97)	(1.73)	(1.05)	(1.90)	(1.93)	(1.44)
Net Asset Value, End of Period	$33.47	$35.28	$32.50	$29.04	$29.15	$31.11
Total Return*	0.88%	14.26%	15.84%	6.23%	(0.20)%	12.03%
Net Assets, End of Period (in thousands)	$738,663	$2,480,945	$2,054,731	$1,834,036	$1,709,643	$1,648,665
Average Net Assets for the Period (in thousands)	$2,452,883	$2,273,486	$1,952,775	$1,801,032	$1,751,330	$1,532,107
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.57%	0.58%	0.59%	0.58%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.57%	0.58%	0.59%	0.58%	0.58%
Ratio of Net Investment Income/(Loss)	2.25%	1.86%	2.07%	1.98%	2.14%	1.98%
Portfolio Turnover Rate	44%	88%	60%	83%	75%	72%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.02	$32.29	$28.87	$29.02	$30.99	$29.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.25	0.37	0.40	0.35	0.43	0.37
Net realized and unrealized gain/(loss)	(0.20)(2)	3.85	3.87	1.21	(0.68)	2.82
Total from Investment Operations	0.05	4.22	4.27	1.56	(0.25)	3.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.38)	(0.50)	(0.38)	(0.41)	(0.37)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)
Total Dividends and Distributions	(1.85)	(1.49)	(0.85)	(1.71)	(1.72)	(1.23)
Net Asset Value, End of Period	$33.22	$35.02	$32.29	$28.87	$29.02	$30.99
Total Return*	0.54%	13.38%	15.02%	5.40%	(0.94)%	11.20%
Net Assets, End of Period (in thousands)	$347,996	$345,667	$341,389	$283,729	$281,398	$309,887
Average Net Assets for the Period (in thousands)	$335,843	$339,637	$327,651	$288,241	$297,615	$296,348
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.32%	1.32%	1.34%	1.31%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.32%	1.32%	1.34%	1.31%	1.33%
Ratio of Net Investment Income/(Loss)	1.50%	1.11%	1.33%	1.23%	1.39%	1.23%
Portfolio Turnover Rate	44%	88%	60%	83%	75%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	31

Janus Henderson Balanced Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.20	$32.44	$28.99	$29.12	$31.09	$29.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.46	0.48	0.43	0.50	0.45
Net realized and unrealized gain/(loss)	(0.21)(2)	3.87	3.88	1.21	(0.68)	2.83
Total from Investment Operations	0.08	4.33	4.36	1.64	(0.18)	3.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.46)	(0.56)	(0.44)	(0.48)	(0.44)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)
Total Dividends and Distributions	(1.88)	(1.57)	(0.91)	(1.77)	(1.79)	(1.30)
Net Asset Value, End of Period	$33.40	$35.20	$32.44	$28.99	$29.12	$31.09
Total Return*	0.66%	13.67%	15.30%	5.68%	(0.71)%	11.49%
Net Assets, End of Period (in thousands)	$558,181	$589,812	$622,279	$657,563	$750,461	$837,505
Average Net Assets for the Period (in thousands)	$550,697	$610,278	$637,727	$706,818	$828,503	$844,760
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.07%	1.07%	1.09%	1.08%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.07%	1.07%	1.08%	1.07%	1.08%
Ratio of Net Investment Income/(Loss)	1.75%	1.36%	1.57%	1.48%	1.63%	1.47%
Portfolio Turnover Rate	44%	88%	60%	83%	75%	72%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.26	$32.49	$29.02	$29.15	$31.12	$29.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.33	0.54	0.56	0.50	0.58	0.53
Net realized and unrealized gain/(loss)	(0.21)(2)	3.88	3.89	1.20	(0.69)	2.83
Total from Investment Operations	0.12	4.42	4.45	1.70	(0.11)	3.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.34)	(0.54)	(0.63)	(0.50)	(0.55)	(0.51)
Distributions (from capital gains)	(1.59)	(1.11)	(0.35)	(1.33)	(1.31)	(0.86)
Total Dividends and Distributions	(1.93)	(1.65)	(0.98)	(1.83)	(1.86)	(1.37)
Net Asset Value, End of Period	$33.45	$35.26	$32.49	$29.02	$29.15	$31.12
Total Return*	0.76%	13.97%	15.62%	5.92%	(0.46)%	11.77%
Net Assets, End of Period (in thousands)	$5,502,938	$5,422,276	$4,736,612	$4,664,334	$4,734,896	$4,541,805
Average Net Assets for the Period (in thousands)	$5,282,916	$5,098,558	$4,654,904	$4,856,359	$4,872,456	$4,375,206
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.82%	0.83%	0.84%	0.83%	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.82%	0.82%	0.83%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	2.00%	1.61%	1.83%	1.74%	1.89%	1.73%
Portfolio Turnover Rate	44%	88%	60%	83%	75%	72%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

32	MARCH 31, 2019

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Balanced Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth, consistent with preservation of capital and balanced by current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	33

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

34	MARCH 31, 2019

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	35

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

36	MARCH 31, 2019

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of March 31, 2019.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve

Janus Investment Fund	37

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset-backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale

38	MARCH 31, 2019

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and non-U.S. government debt securities (“sovereign debt”). Some investments in sovereign debt, such as U.S. sovereign debt, are considered low risk. However, investments in sovereign debt, especially the debt of less developed countries, can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors including, but not limited to, its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid. In addition, to the extent the Fund invests in non-U.S. sovereign debt, it may be subject to currency risk.

TBA Commitments

The Fund may enter into “to be announced” or “TBA” commitments. TBAs are forward agreements for the purchase or sale of securities, including mortgage-backed securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate, and mortgage terms. Although the particular TBA securities must meet industry-accepted “good delivery” standards, there can be no assurance that a security purchased on forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Because TBA commitments do not require the purchase and sale of identical securities, the characteristics of the security delivered to the Fund may be less favorable than the security delivered to the dealer. If the counterparty to a transaction fails to deliver the security, the Fund could suffer a loss.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, the Fund could miss a favorable price or yield opportunity. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date. The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Investment Fund	39

Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to

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Notes to Financial Statements (unaudited)

0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent

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Notes to Financial Statements (unaudited)

conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $444,347.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class A Shares paid CDSCs of $9,587 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $109,831.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2019, the Fund engaged in cross trades amounting to $304,243,817 in purchases and $27,345,363 in sales, resulting in a net realized loss of $539,056. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 12,629,646,250	$3,259,548,181	$(161,633,260)	$ 3,097,914,921

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Janus Henderson Balanced Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,362,574	$ 272,830,216	7,711,873	$ 262,344,651
Reinvested dividends and distributions	1,087,598	33,930,511	685,030	22,698,836
Shares repurchased	(4,160,423)	(135,032,763)	(5,846,216)	(196,644,096)
Net Increase/(Decrease)	5,289,749	$ 171,727,964	2,550,687	$ 88,399,391
Class C Shares:
Shares sold	10,852,173	$ 352,229,215	11,914,884	$ 400,945,569
Reinvested dividends and distributions	2,420,907	74,681,527	1,463,080	47,959,330
Shares repurchased	(5,764,038)	(187,624,973)	(7,792,574)	(260,605,037)
Net Increase/(Decrease)	7,509,042	$ 239,285,769	5,585,390	$ 188,299,862
Class D Shares:
Shares sold	2,378,067	$ 78,348,399	4,027,607	$ 136,140,889
Reinvested dividends and distributions	3,041,864	95,098,237	2,380,330	79,049,288
Shares repurchased	(2,629,127)	(86,228,482)	(4,547,747)	(153,516,650)
Net Increase/(Decrease)	2,790,804	$ 87,218,154	1,860,190	$ 61,673,527
Class I Shares:
Shares sold	46,837,149	$ 1,533,962,766	42,715,098	$1,457,353,192
Reinvested dividends and distributions	5,318,670	166,499,097	2,828,037	94,126,294
Shares repurchased	(19,129,758)	(622,808,731)	(19,436,315)	(658,397,828)
Net Increase/(Decrease)	33,026,061	$ 1,077,653,132	26,106,820	$ 893,081,658
Class N Shares:
Shares sold	7,828,889	$ 258,052,900	12,069,205	$ 408,403,498
Reinvested dividends and distributions	4,510,398	140,982,325	3,367,860	111,853,805
Shares repurchased	(60,593,274)	(2,025,744,612)	(8,331,331)	(282,533,050)
Net Increase/(Decrease)	(48,253,987)	$(1,626,709,387)	7,105,734	$ 237,724,253
Class R Shares:
Shares sold	1,471,320	$ 48,007,037	1,805,672	$ 60,736,128
Reinvested dividends and distributions	559,416	17,324,013	426,954	14,042,797
Shares repurchased	(1,424,490)	(46,400,964)	(2,935,300)	(98,064,468)
Net Increase/(Decrease)	606,246	$ 18,930,086	(702,674)	$ (23,285,543)
Class S Shares:
Shares sold	1,747,715	$ 56,958,397	3,061,183	$ 103,174,114
Reinvested dividends and distributions	975,862	30,400,919	864,701	28,595,766
Shares repurchased	(2,767,194)	(90,929,229)	(6,353,867)	(213,604,578)
Net Increase/(Decrease)	(43,617)	$ (3,569,913)	(2,427,983)	$ (81,834,698)
Class T Shares:
Shares sold	22,360,551	$ 728,626,228	30,485,638	$1,030,049,011
Reinvested dividends and distributions	9,548,964	298,086,162	7,228,929	239,724,774
Shares repurchased	(21,213,775)	(690,117,143)	(29,722,726)	(1,002,845,404)
Net Increase/(Decrease)	10,695,740	$ 336,595,247	7,991,841	$ 266,928,381

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Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$4,079,992,222	$2,633,255,782	$ 4,262,134,066	$ 4,498,489,028

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

48	MARCH 31, 2019

Janus Henderson Balanced Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

Janus Investment Fund	49

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

50	MARCH 31, 2019

Janus Henderson Balanced Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

Janus Investment Fund	51

Janus Henderson Balanced Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

52	MARCH 31, 2019

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	53

Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Balanced Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

Janus Investment Fund	55

Janus Henderson Balanced Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

56	MARCH 31, 2019

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	57

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

58	MARCH 31, 2019

Janus Henderson Balanced Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	59

Janus Henderson Balanced Fund

Notes

NotesPage1

60	MARCH 31, 2019

Janus Henderson Balanced Fund

Notes

NotesPage2

Janus Investment Fund	61

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93037 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Contrarian Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Contrarian Fund

Janus Henderson Contrarian Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a high-conviction portfolio of companies where the market doesn’t properly recognize the intrinsic value of a business can outperform overtime. We think of ourselves as business model investors, looking to invest in companies with durable business models, whose intrinsic value grows over time, and whose management team’s interests are aligned with shareholders.

Nick Schommer portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ending March 31, 2019, the Fund’s Class I Shares generated a return of -0.88% versus a return of -1.72% for the S&P 500® Index, the Fund's benchmark.

INVESTMENT ENVIRONMENT

U.S. equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China and a rising fed funds rate all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the S&P 500 Index during the period. Much of the groundwork for performance was laid at the end of 2018, when we made several portfolio changes to capitalize on the market sell-off. We were pleased to see that conviction rewarded when markets rebounded in the first quarter. In the fourth quarter, we believed the market downturn had created attractive valuations for stocks in two broad areas: secular growth companies and cyclical stocks. We used the weakness to start new positions and add to position sizes of stocks in both camps. Some of those stocks were top contributors to performance during the period.

Ball Corp., a metal packaging company, was our largest contributor to Fund performance. An analyst day that highlighted the sustainability of aluminum cans and secular demand for such environmentally friendly packaging helped lift the stock. We also believe the market is simply gaining appreciation for how industry consolidation is improving Ball’s competitive dynamics. Ball acquired a large competitor in the beverage packaging industry in 2016, which led to an optimized manufacturing footprint and should lead to more rational pricing. We continue to believe the combined company will de-lever quickly, transferring more value to equity holders.

Ultimate Software was another top contributor, and is an example of one of the secular growth companies we added to in the fourth quarter, when we made it one of our five largest positions. We felt growth potential for the company was underappreciated, as its cloud-based subscription software for payroll and HR departments takes share from legacy, on-premises solutions. Private investors shared that view: the stock was up substantially after an investor group led by Hellman & Friedman agreed to take the company private.

Insmed was another top contributor. The stock was up significantly after the company reported better-than-expected results for the launch of Arikayce, a novel treatment for nontuberculous mycobacterial (NTM) infection, a lung disease that affects more than 200,000 people worldwide. Our grass roots research had showed prescription and reimbursement rates for the drug were well ahead of the market’s initial expectations, which supported our view of the growth potential for company. We were pleased to see that research rewarded when Insmed announced results of the launch.

While pleased with the execution of many companies in our portfolio, we still held stocks that fell and detracted from Fund performance. Allergan was our largest detractor. A few executional issues negatively affected the stock during the period. In the fourth quarter of 2018, the pharmaceutical company walked back expectations it would divest two units, which disappointed investors and created less confidence in the company’s management team. Then during the first quarter, the company made no mention of Rapastinel, a key pipeline drug treating major depressive disorder, in its earnings release. The company

Janus Investment Fund	1

Janus Henderson Contrarian Fund (unaudited)

had recently completed phase 3 trials for the drug and its omission from the news released fueled speculation that some of the data from those trials may not be positive. The company, meanwhile, stated that the omission was simply an oversight. We are looking past these near-term issues, and continue to see upside for the stock. In our view, the current stock price considerably undervalues Allergan’s medical aesthetics franchise, which includes Botox and Juvéderm. We believe the duration of growth for those franchises will exceed current market expectations. We also believe that with credibility of management low, a change in management or simply better execution by the company could be a catalyst for better stock performance.

Two financial stocks, Pacific Western (PacWest) and Citigroup, were also large detractors. Bank stocks sold off broadly due to concerns about the global economy, but we believe fundamentals are largely intact. For PacWest, we don’t think the market appreciates its strength relative to other regional banks. A low number of physical bank branches give PacWest a cost structure advantage relative to other regional banks, which has historically led to top-quartile profitability among regional banks, and given it the potential to return significant capital to shareholders.

Meanwhile, we continue to believe the market underappreciates the substantial level of cash flow Citigroup could return to shareholders in the next few years. We also don’t think the market has given Citigroup enough credit for its corporate services business, a unique network that allows businesses to move money around the world.

OUTLOOK

While secular growth stocks were a big contributor to performance this period, valuations of these companies have improved significantly. Companies with highly visible earnings growth trade at a wide premium to cyclical stocks due to global macroeconomic uncertainty. Against that backdrop, we would expect Fund performance for the rest of the year to be driven by other parts of the portfolio. We see opportunity in a few key areas:

Companies with generally misunderstood business models comprise the core of our portfolio. While these stocks will always be a hallmark of our strategy, we continue to find individual companies where management teams are carrying out new visions for their companies. As these management teams enhance operations, carry out new strategic initiatives and improve the competitive profile of their respective business or industry, we believe these stocks will drive outperformance as the market comes to appreciate the intrinsic value of these businesses.

We also see opportunity in several businesses that are undergoing industry consolidation. Disruption has forced many companies to reconsider their business models, encouraging strategic mergers and acquisitions. Tax reform and access to cheap debt have also fueled more merger activity. In this environment, we find several instances where consolidation has led to improved industry dynamics, and we believe going forward our companies will enjoy greater profitability than the market anticipates.

Finally, we have also added to positions of cyclical companies. These stocks have traded lower due to fears it is late in the economic cycle, but we believe the market has taken an undiscerning view of these companies, underestimating the earnings stability of select businesses. Additionally, we are optimistic recent Chinese stimulus measures will have a positive impact on global growth. Resolution of trade uncertainty would also be helpful to these businesses.

We continue to take a long-term view with companies in each of these categories, and anticipate the market will realize the value of these businesses as industry- or company-specific dynamics play out.

Thank you for your investment in Janus Henderson Contrarian Fund.

2	MARCH 31, 2019

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Ball Corp	1.15%	Allergan PLC	-1.05%
	Insmed Inc	0.72%	Flex Ltd	-0.79%
	Ultimate Software Group Inc	0.69%	Constellium NV	-0.65%
	Abbott Laboratories	0.51%	PacWest Bancorp	-0.62%
	Vivendi SA	0.51%	Citigroup Inc	-0.62%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Materials	1.52%	13.80%	2.62%
	Information Technology	1.08%	14.58%	20.35%
	Communication Services	0.44%	13.10%	10.10%
	Utilities	0.27%	3.64%	3.20%
	Energy	0.20%	0.94%	5.58%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.88%	21.48%	13.40%
	Industrials	-0.57%	10.10%	9.46%
	Consumer Staples	-0.53%	0.00%	7.25%
	Real Estate	-0.39%	0.00%	2.92%
	Health Care	-0.11%	16.47%	15.16%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Contrarian Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Interactive Media & Services	5.4%
TD Ameritrade Holding Corp
Capital Markets	4.8%
Allergan PLC
Pharmaceuticals	4.8%
Citigroup Inc
Banks	4.7%
Vivendi SA
Entertainment	4.6%
24.3%

Asset Allocation - (% of Net Assets)
Common Stocks	93.6%
Investment Companies	6.1%
Corporate Bonds	3.7%
Other	(3.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Contrarian Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-1.05%	9.66%	4.43%	12.88%	6.77%	0.87%	0.87%
Class A Shares at MOP	-6.74%	3.35%	3.20%	12.21%	6.44%
Class C Shares at NAV	-1.33%	8.94%	3.68%	11.98%	5.97%	1.60%	1.60%
Class C Shares at CDSC	-2.23%	7.94%	3.68%	11.98%	5.97%
Class D Shares(1)	-0.90%	9.91%	4.65%	13.12%	6.96%	0.65%	0.65%
Class I Shares	-0.88%	9.97%	4.72%	13.04%	6.92%	0.57%	0.57%
Class N Shares	-0.81%	10.08%	4.56%	13.04%	6.92%	0.50%	0.50%
Class R Shares	-1.28%	8.96%	3.97%	12.38%	6.31%	1.47%	1.42%
Class S Shares	-1.10%	9.37%	4.26%	12.71%	6.58%	1.04%	1.04%
Class T Shares	-0.93%	9.84%	4.56%	13.04%	6.92%	0.74%	0.74%
S&P 500 Index	-1.72%	9.50%	10.91%	15.92%	5.94%
Morningstar Quartile - Class T Shares	-	1st	4th	4th	3rd
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	23/466	311/385	260/323	110/175

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Janus Investment Fund	5

Janus Henderson Contrarian Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 29, 2000

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Contrarian Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$989.50	$4.46	$1,000.00	$1,020.44	$4.53	0.90%
Class C Shares	$1,000.00	$986.70	$7.63	$1,000.00	$1,017.25	$7.75	1.54%
Class D Shares	$1,000.00	$991.00	$3.28	$1,000.00	$1,021.64	$3.33	0.66%
Class I Shares	$1,000.00	$991.20	$2.93	$1,000.00	$1,021.99	$2.97	0.59%
Class N Shares	$1,000.00	$991.90	$2.58	$1,000.00	$1,022.34	$2.62	0.52%
Class R Shares	$1,000.00	$987.20	$7.04	$1,000.00	$1,017.85	$7.14	1.42%
Class S Shares	$1,000.00	$989.00	$5.55	$1,000.00	$1,019.35	$5.64	1.12%
Class T Shares	$1,000.00	$990.70	$3.67	$1,000.00	$1,021.24	$3.73	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Corporate Bonds – 3.7%
Basic Industry – 1.7%
Freeport-McMoRan Inc, 3.5500%, 3/1/22	$44,625,000	$44,122,969
Industrial Conglomerates – 2.0%
General Electric Co, ICE LIBOR USD 3 Month + 3.3300%, 5.0000%‡,µ	56,550,000	52,707,427
Total Corporate Bonds (cost $93,578,121)		96,830,396
Common Stocks – 93.6%
Aerospace & Defense – 4.5%
Axon Enterprise Inc*	707,064	38,471,352
Harris Corp	495,622	79,155,790
		117,627,142
Banks – 9.0%
Citigroup Inc	1,959,054	121,892,340
PacWest Bancorp	1,845,638	69,414,445
Webster Financial Corp	886,256	44,906,592
		236,213,377
Biotechnology – 2.6%
BioCryst Pharmaceuticals Inc*	1,552,780	12,639,629
Insmed Inc*	1,858,388	54,023,339
		66,662,968
Capital Markets – 7.9%
Intercontinental Exchange Inc	1,062,525	80,900,653
TD Ameritrade Holding Corp	2,512,951	125,622,420
		206,523,073
Chemicals – 1.5%
Air Products & Chemicals Inc	207,182	39,563,475
Construction Materials – 2.8%
Summit Materials Inc*	4,687,376	74,388,657
Containers & Packaging – 5.5%
Ball Corp	927,803	53,682,682
Crown Holdings Inc*	1,639,625	89,474,336
		143,157,018
Diversified Financial Services – 0.4%
GTY Govtech Inc*	1,184,588	10,424,374
GTY Technology Holdings PP*,§	6,702	56,029
		10,480,403
Entertainment – 10.5%
Liberty Media Corp-Liberty Formula One*	2,314,565	81,125,503
Vivendi SA#	4,163,744	120,627,995
Walt Disney Co	653,589	72,567,987
		274,321,485
Health Care Equipment & Supplies – 5.0%
Abbott Laboratories	978,034	78,184,038
ICU Medical Inc*	216,836	51,895,360
		130,079,398
Hotels, Restaurants & Leisure – 2.3%
Norwegian Cruise Line Holdings Ltd*	1,089,169	59,860,728
Independent Power and Renewable Electricity Producers – 4.1%
NRG Energy Inc	1,784,768	75,816,945
Vistra Energy Corp	1,243,221	32,361,043
		108,177,988
Industrial Conglomerates – 2.6%
General Electric Co	6,781,860	67,750,781
Information Technology Services – 3.5%
Pagseguro Digital Ltd*,#	2,231,414	66,607,708
WEX Inc*	122,826	23,581,364
		90,189,072
Interactive Media & Services – 5.4%
Alphabet Inc - Class C*	119,580	140,307,691

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Leisure Products – 0.8%
Hasbro Inc	255,255	$21,701,780
Machinery – 5.2%
Stanley Black & Decker Inc	396,114	53,938,843
Wabtec Corp	1,104,272	81,406,932
		135,345,775
Media – 1.9%
GCI Liberty Inc*	896,428	49,850,361
Metals & Mining – 2.4%
Constellium NV*	4,686,020	37,394,440
First Quantum Minerals Ltd	2,308,410	26,173,037
		63,567,477
Oil, Gas & Consumable Fuels – 1.0%
Anadarko Petroleum Corp	578,841	26,325,689
Pharmaceuticals – 6.1%
Allergan PLC	848,246	124,191,697
Amneal Pharmaceuticals Inc*	1,242,141	17,601,138
Collegium Pharmaceutical Inc*	1,070,005	16,199,876
		157,992,711
Semiconductor & Semiconductor Equipment – 3.6%
Lam Research Corp	236,314	42,302,569
Microchip Technology Inc	612,166	50,785,291
		93,087,860
Software – 2.9%
Trade Desk Inc*	85,238	16,872,862
Ultimate Software Group Inc*	174,695	57,672,060
		74,544,922
Technology Hardware, Storage & Peripherals – 2.1%
NCR Corp*	2,013,125	54,938,181
Total Common Stocks (cost $2,298,088,636)		2,442,658,012
Investment Companies – 6.1%
Investments Purchased with Cash Collateral from Securities Lending – 3.9%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	101,136,220	101,136,220
Money Markets – 2.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	57,013,578	57,013,578
Total Investment Companies (cost $158,149,798)		158,149,798
Total Investments (total cost $2,549,816,555) – 103.4%		2,697,638,206
Liabilities, net of Cash, Receivables and Other Assets – (3.4)%		(87,583,888)
Net Assets – 100%		$2,610,054,318

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,446,835,026	90.7%
France	120,627,995	4.5
Brazil	66,607,708	2.4
Netherlands	37,394,440	1.4
Canada	26,173,037	1.0

Total	$2,697,638,206	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Contrarian Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Common Stocks - N/A
Health Care Providers & Services - N/A
HLS Therapeutics Inc	$-	$2,157,000	$(3,161,168)	$-
Investment Companies - 6.1%
Investments Purchased with Cash Collateral from Securities Lending - 3.9%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	97,054∆	-	-	101,136,220
Money Markets - 2.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	532,609	-	-	57,013,578
Total Investment Companies	$629,663	$-	$-	$158,149,798
Total Affiliated Investments - 6.1%	$629,663	$2,157,000	$(3,161,168)	$158,149,798

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Common Stocks - N/A
Health Care Providers & Services - N/A
HLS Therapeutics Inc	1,935,741	-	(1,935,741)	-
Investment Companies - 6.1%
Investments Purchased with Cash Collateral from Securities Lending - 3.9%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	3,301,625	342,027,760	(244,193,165)	101,136,220
Money Markets - 2.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	59,674,290	501,535,288	(504,196,000)	57,013,578

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
PLC	Public Limited Company
PP	Private Placement

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

µ	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated represents the next call date.
‡

Variable or floating rate security. Rate shown is the current rate as of March 31, 2019. Certain variable rate securities are not based on a published reference rate and spread; they are determined by the issuer or agent and current market conditions. Reference rate is as of reset date and may vary by security, which may not indicate a reference rate and/or spread in their description.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
GTY Technology Holdings PP	2/22/19	$61,994	$56,029	0.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

Janus Investment Fund	11

Janus Henderson Contrarian Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Corporate Bonds	$-	$96,830,396	$-
Common Stocks
Diversified Financial Services	10,424,374	56,029	-
All Other	2,432,177,609	-	-
Investment Companies	-	158,149,798	-
Total Assets	$2,442,601,983	$255,036,223	$-

12	MARCH 31, 2019

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Assets:
Unaffiliated investments, at value(1)(2)	$2,539,488,408
Affiliated investments, at value(3)	158,149,798
Non-interested Trustees' deferred compensation	63,403
Receivables:
Investments sold	24,576,208
Dividends	1,230,198
Interest	964,557
Fund shares sold	435,489
Foreign tax reclaims	224,131
Dividends from affiliates	116,542
Other assets	12,806
Total Assets	2,725,261,540
Liabilities:
Due to custodian	475,872
Collateral for securities loaned (Note 2)	101,136,220
Payables:	—
Investments purchased	10,978,522
Advisory fees	1,090,445
Fund shares repurchased	795,413
Transfer agent fees and expenses	415,994
Non-interested Trustees' deferred compensation fees	63,403
Professional fees	22,931
Non-interested Trustees' fees and expenses	18,045
12b-1 Distribution and shareholder servicing fees	14,154
Affiliated fund administration fees payable	5,577
Custodian fees	2,171
Accrued expenses and other payables	188,475
Total Liabilities	115,207,222
Net Assets	$2,610,054,318

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Contrarian Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,253,810,950
Total distributable earnings (loss)	356,243,368
Total Net Assets	$2,610,054,318
Net Assets - Class A Shares	$17,623,813
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	895,409
Net Asset Value Per Share(4)	$19.68
Maximum Offering Price Per Share(5)	$20.88
Net Assets - Class C Shares	$11,365,285
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	623,078
Net Asset Value Per Share(4)	$18.24
Net Assets - Class D Shares	$1,856,939,505
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	94,134,582
Net Asset Value Per Share	$19.73
Net Assets - Class I Shares	$50,188,990
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,541,545
Net Asset Value Per Share	$19.75
Net Assets - Class N Shares	$25,362,758
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,287,674
Net Asset Value Per Share	$19.70
Net Assets - Class R Shares	$708,513
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	37,188
Net Asset Value Per Share	$19.05
Net Assets - Class S Shares	$1,009,406
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	51,410
Net Asset Value Per Share	$19.63
Net Assets - Class T Shares	$646,856,048
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,808,126
Net Asset Value Per Share	$19.72

(1) Includes cost of $2,391,666,757.

(2) Includes $96,428,818 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $158,149,798.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Contrarian Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$16,838,040
Interest	948,544
Dividends from affiliates	532,609
Affiliated securities lending income, net	97,054
Other income	52
Foreign tax withheld	(18,494)
Total Investment Income	18,397,805
Expenses:
Advisory fees	5,862,691
12b-1 Distribution and shareholder servicing fees:
Class A Shares	20,475
Class C Shares	58,938
Class R Shares	1,588
Class S Shares	1,147
Transfer agent administrative fees and expenses:
Class D Shares	1,054,601
Class R Shares	794
Class S Shares	1,198
Class T Shares	765,117
Transfer agent networking and omnibus fees:
Class A Shares	9,553
Class C Shares	6,331
Class I Shares	19,848
Other transfer agent fees and expenses:
Class A Shares	844
Class C Shares	688
Class D Shares	183,610
Class I Shares	1,190
Class N Shares	335
Class R Shares	23
Class S Shares	17
Class T Shares	4,258
Shareholder reports expense	186,758
Registration fees	92,602
Professional fees	42,800
Non-interested Trustees’ fees and expenses	38,691
Affiliated fund administration fees	30,919
Custodian fees	11,257
Other expenses	103,802
Total Expenses	8,500,075
Less: Excess Expense Reimbursement and Waivers	(40,272)
Net Expenses	8,459,803
Net Investment Income/(Loss)	9,938,002

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Contrarian Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$196,679,776
Investments in affiliates	2,157,000
Total Net Realized Gain/(Loss) on Investments	198,836,776
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(238,128,493)
Investments in affiliates	(3,161,168)
Total Change in Unrealized Net Appreciation/Depreciation	(241,289,661)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(32,514,883)

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Contrarian Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$9,938,002	$13,077,645
Net realized gain/(loss) on investments	198,836,776	199,980,809
Change in unrealized net appreciation/depreciation	(241,289,661)	202,296,835
Net Increase/(Decrease) in Net Assets Resulting from Operations	(32,514,883)	415,355,289
Dividends and Distributions to Shareholders
Class A Shares	(1,306,188)	(988,770)
Class C Shares	(921,287)	(1,846,338)
Class D Shares	(130,044,636)	(136,146,535)
Class I Shares	(3,674,159)	(4,829,794)
Class N Shares	(1,825,989)	(1,833,679)
Class R Shares	(48,055)	(50,300)
Class S Shares	(69,577)	(245,468)
Class T Shares	(45,148,251)	(48,816,373)
Net Decrease from Dividends and Distributions to Shareholders	(183,038,142)	(194,757,257)
Capital Share Transactions:
Class A Shares	3,877,695	(773,296)
Class C Shares	(5,958,935)	(9,770,402)
Class D Shares	82,606,892	(55,211,917)
Class I Shares	506,047	(25,520,409)
Class N Shares	694,877	5,120,393
Class R Shares	82,912	(115,254)
Class S Shares	60,084	(3,080,689)
Class T Shares	24,606,305	(51,022,860)
Net Increase/(Decrease) from Capital Share Transactions	106,475,877	(140,374,434)
Net Increase/(Decrease) in Net Assets	(109,077,148)	80,223,598
Net Assets:
Beginning of period	2,719,131,466	2,638,907,868
End of period	$2,610,054,318	$2,719,131,466

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Contrarian Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.61	$19.92	$18.53	$18.56	$23.11	$18.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.06	0.05	0.07	0.05	0.02
Net realized and unrealized gain/(loss)	(0.53)	3.10	2.02	0.43	(2.26)	4.61
Total from Investment Operations	(0.47)	3.16	2.07	0.50	(2.21)	4.63
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—	—(2)	(0.03)	(0.06)	—(2)
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)	—
Total Dividends and Distributions	(1.46)	(1.47)	(0.68)	(0.53)	(2.34)	—
Net Asset Value, End of Period	$19.68	$21.61	$19.92	$18.53	$18.56	$23.11
Total Return*	(1.05)%	16.89%	11.24%	2.77%	(10.76)%	25.08%
Net Assets, End of Period (in thousands)	$17,624	$14,940	$14,557	$53,928	$102,425	$75,649
Average Net Assets for the Period (in thousands)	$16,425	$13,854	$30,749	$73,939	$114,845	$46,300
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.87%	0.82%	0.90%	1.13%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.87%	0.82%	0.90%	1.13%	1.02%
Ratio of Net Investment Income/(Loss)	0.60%	0.31%	0.25%	0.37%	0.21%	0.10%
Portfolio Turnover Rate	35%	59%	116%	51%	70%	61%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.16	$18.80	$17.64	$17.79	$22.34	$18.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.07)	(0.10)	(0.06)	(0.11)	(0.15)
Net realized and unrealized gain/(loss)	(0.49)	2.90	1.94	0.41	(2.16)	4.48
Total from Investment Operations	(0.50)	2.83	1.84	0.35	(2.27)	4.33
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)	—
Total Dividends and Distributions	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)	—
Net Asset Value, End of Period	$18.24	$20.16	$18.80	$17.64	$17.79	$22.34
Total Return*	(1.33)%	16.10%	10.46%	2.02%	(11.44)%	24.04%
Net Assets, End of Period (in thousands)	$11,365	$19,126	$27,507	$47,112	$77,497	$56,098
Average Net Assets for the Period (in thousands)	$13,035	$21,999	$35,731	$58,609	$86,160	$34,189
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.54%	1.56%	1.53%	1.62%	1.89%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.56%	1.53%	1.62%	1.89%	1.80%
Ratio of Net Investment Income/(Loss)	(0.10)%	(0.38)%	(0.54)%	(0.36)%	(0.54)%	(0.69)%
Portfolio Turnover Rate	35%	59%	116%	51%	70%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Contrarian Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.65	$19.97	$18.60	$18.64	$23.18	$18.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.11	0.06	0.10	0.08	0.05
Net realized and unrealized gain/(loss)	(0.52)	3.11	2.06	0.44	(2.27)	4.64
Total from Investment Operations	(0.44)	3.22	2.12	0.54	(2.19)	4.69
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.07)	(0.07)	(0.08)	(0.07)	(0.04)
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)	—
Total Dividends and Distributions	(1.48)	(1.54)	(0.75)	(0.58)	(2.35)	(0.04)
Net Asset Value, End of Period	$19.73	$21.65	$19.97	$18.60	$18.64	$23.18
Total Return*	(0.90)%	17.20%	11.43%	2.98%	(10.63)%	25.33%
Net Assets, End of Period (in thousands)	$1,856,940	$1,925,749	$1,824,343	$1,830,310	$1,976,590	$2,382,592
Average Net Assets for the Period (in thousands)	$1,762,497	$1,841,765	$1,882,932	$1,856,945	$2,354,562	$2,258,453
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.65%	0.64%	0.70%	0.95%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.65%	0.64%	0.70%	0.95%	0.80%
Ratio of Net Investment Income/(Loss)	0.83%	0.53%	0.33%	0.56%	0.35%	0.24%
Portfolio Turnover Rate	35%	59%	116%	51%	70%	61%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.68	$19.99	$18.61	$18.64	$23.20	$18.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.12	0.07	0.11	0.10	0.09
Net realized and unrealized gain/(loss)	(0.52)	3.12	2.07	0.44	(2.28)	4.63
Total from Investment Operations	(0.44)	3.24	2.14	0.55	(2.18)	4.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.08)	(0.08)	(0.10)	(0.07)
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)	—
Total Dividends and Distributions	(1.49)	(1.55)	(0.76)	(0.58)	(2.38)	(0.07)
Net Asset Value, End of Period	$19.75	$21.68	$19.99	$18.61	$18.64	$23.20
Total Return*	(0.88)%	17.29%	11.54%	3.05%	(10.60)%	25.47%
Net Assets, End of Period (in thousands)	$50,189	$54,348	$75,603	$93,875	$248,586	$329,245
Average Net Assets for the Period (in thousands)	$48,549	$58,166	$104,290	$144,380	$382,723	$184,931
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.57%	0.56%	0.63%	0.86%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.57%	0.56%	0.63%	0.86%	0.74%
Ratio of Net Investment Income/(Loss)	0.89%	0.60%	0.37%	0.61%	0.44%	0.40%
Portfolio Turnover Rate	35%	59%	116%	51%	70%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Contrarian Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$21.63	$19.96	$19.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.14	0.01
Net realized and unrealized gain/(loss)	(0.52)	3.10	0.46
Total from Investment Operations	(0.43)	3.24	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.10)	—
Distributions (from capital gains)	(1.42)	(1.47)	—
Total Dividends and Distributions	(1.50)	(1.57)	—
Net Asset Value, End of Period	$19.70	$21.63	$19.96
Total Return*	(0.81)%	17.37%	2.41%
Net Assets, End of Period (in thousands)	$25,363	$26,808	$19,528
Average Net Assets for the Period (in thousands)	$24,377	$24,664	$12,254
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.52%	0.50%	0.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.52%	0.50%	0.51%
Ratio of Net Investment Income/(Loss)	0.97%	0.69%	0.44%
Portfolio Turnover Rate	35%	59%	116%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.97	$19.47	$18.19	$18.27	$22.81	$18.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	(0.05)	(0.04)	—(3)	(0.05)	(0.07)
Net realized and unrealized gain/(loss)	(0.51)	3.02	2.00	0.42	(2.21)	4.57
Total from Investment Operations	(0.50)	2.97	1.96	0.42	(2.26)	4.50
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)	—
Total Dividends and Distributions	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)	—
Net Asset Value, End of Period	$19.05	$20.97	$19.47	$18.19	$18.27	$22.81
Total Return*	(1.28)%	16.26%	10.81%	2.36%	(11.13)%	24.58%
Net Assets, End of Period (in thousands)	$709	$676	$740	$1,058	$1,592	$1,994
Average Net Assets for the Period (in thousands)	$637	$667	$974	$1,191	$2,031	$1,910
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.47%	1.23%	1.27%	1.54%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.41%	1.23%	1.27%	1.54%	1.38%
Ratio of Net Investment Income/(Loss)	0.07%	(0.24)%	(0.21)%	0.00%(4)	(0.23)%	(0.35)%
Portfolio Turnover Rate	35%	59%	116%	51%	70%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Contrarian Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.53	$19.89	$18.53	$18.55	$23.09	$18.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.02	—(2)	0.04	—(2)	(0.01)
Net realized and unrealized gain/(loss)	(0.52)	3.09	2.04	0.44	(2.25)	4.62
Total from Investment Operations	(0.48)	3.11	2.04	0.48	(2.25)	4.61
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	(0.01)	—
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)	—
Total Dividends and Distributions	(1.42)	(1.47)	(0.68)	(0.50)	(2.29)	—
Net Asset Value, End of Period	$19.63	$21.53	$19.89	$18.53	$18.55	$23.09
Total Return*	(1.15)%	16.65%	11.05%	2.65%	(10.92)%	24.95%
Net Assets, End of Period (in thousands)	$1,009	$1,033	$3,842	$4,052	$4,578	$6,346
Average Net Assets for the Period (in thousands)	$961	$3,068	$3,920	$4,208	$6,905	$5,130
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.04%	0.98%	1.04%	1.29%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.03%	0.97%	1.03%	1.28%	1.15%
Ratio of Net Investment Income/(Loss)	0.37%	0.10%	0.00%(3)	0.22%	0.01%	(0.05)%
Portfolio Turnover Rate	35%	59%	116%	51%	70%	61%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$21.63	$19.95	$18.58	$18.62	$23.15	$18.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.09	0.05	0.09	0.06	0.03
Net realized and unrealized gain/(loss)	(0.51)	3.11	2.05	0.43	(2.26)	4.64
Total from Investment Operations	(0.44)	3.20	2.10	0.52	(2.20)	4.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.05)	(0.05)	(0.06)	(0.05)	(0.03)
Distributions (from capital gains)	(1.42)	(1.47)	(0.68)	(0.50)	(2.28)	—
Total Dividends and Distributions	(1.47)	(1.52)	(0.73)	(0.56)	(2.33)	(0.03)
Net Asset Value, End of Period	$19.72	$21.63	$19.95	$18.58	$18.62	$23.15
Total Return*	(0.93)%	17.11%	11.35%	2.87%	(10.68)%	25.24%
Net Assets, End of Period (in thousands)	$646,856	$676,452	$672,788	$754,333	$940,738	$1,308,109
Average Net Assets for the Period (in thousands)	$613,775	$656,674	$741,874	$814,169	$1,252,238	$1,238,665
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.74%	0.73%	0.79%	1.04%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.73%	0.72%	0.77%	1.02%	0.89%
Ratio of Net Investment Income/(Loss)	0.75%	0.44%	0.26%	0.48%	0.27%	0.16%
Portfolio Turnover Rate	35%	59%	116%	51%	70%	61%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Contrarian Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

22	MARCH 31, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	23

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

24	MARCH 31, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Investment Fund	25

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

26	MARCH 31, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$96,428,818	$—	$(96,428,818)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay

Janus Investment Fund	27

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $96,428,818 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2019 is $101,136,220, resulting in the net amount due to the counterparty of $4,707,402.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not

28	MARCH 31, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the

Janus Investment Fund	29

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

30	MARCH 31, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $2,827.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $115.

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	65	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2019, the Fund engaged in cross trades amounting to $6,384,941 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	31

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,549,902,685	$300,621,132	$(152,885,611)	$ 147,735,521

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	298,570	$ 5,788,356	163,878	$ 3,339,177
Reinvested dividends and distributions	67,958	1,146,458	43,596	825,705
Shares repurchased	(162,524)	(3,057,119)	(246,836)	(4,938,178)
Net Increase/(Decrease)	204,004	$ 3,877,695	(39,362)	$ (773,296)
Class C Shares:
Shares sold	38,357	$ 618,016	43,992	$ 818,406
Reinvested dividends and distributions	44,462	696,277	86,158	1,530,158
Shares repurchased	(408,476)	(7,273,228)	(644,770)	(12,118,966)
Net Increase/(Decrease)	(325,657)	$ (5,958,935)	(514,620)	$ (9,770,402)
Class D Shares:
Shares sold	1,549,198	$29,534,175	1,863,725	$ 37,760,019
Reinvested dividends and distributions	7,467,962	126,208,562	6,992,332	132,434,739
Shares repurchased	(3,848,092)	(73,135,845)	(11,244,335)	(225,406,675)
Net Increase/(Decrease)	5,169,068	$82,606,892	(2,388,278)	$(55,211,917)
Class I Shares:
Shares sold	500,639	$ 9,329,582	775,122	$ 15,663,396
Reinvested dividends and distributions	169,932	2,873,546	211,245	4,003,084
Shares repurchased	(636,374)	(11,697,081)	(2,260,733)	(45,186,889)
Net Increase/(Decrease)	34,197	$ 506,047	(1,274,366)	$(25,520,409)
Class N Shares:
Shares sold	45,419	$ 912,754	468,821	$ 9,399,345
Reinvested dividends and distributions	107,622	1,814,499	97,020	1,833,679
Shares repurchased	(104,693)	(2,032,376)	(304,865)	(6,112,631)
Net Increase/(Decrease)	48,348	$ 694,877	260,976	$ 5,120,393
Class R Shares:
Shares sold	6,579	$ 118,122	4,582	$ 88,787
Reinvested dividends and distributions	2,862	46,801	2,658	49,098
Shares repurchased	(4,480)	(82,011)	(13,008)	(253,139)
Net Increase/(Decrease)	4,961	$ 82,912	(5,768)	$ (115,254)
Class S Shares:
Shares sold	2,809	$ 52,426	13,013	$ 266,206
Reinvested dividends and distributions	4,132	69,577	12,981	245,468
Shares repurchased	(3,510)	(61,919)	(171,192)	(3,592,363)
Net Increase/(Decrease)	3,431	$ 60,084	(145,198)	$ (3,080,689)
Class T Shares:
Shares sold	1,694,568	$32,565,927	2,400,717	$ 48,704,842
Reinvested dividends and distributions	2,619,366	44,241,090	2,517,400	47,679,561
Shares repurchased	(2,779,746)	(52,200,712)	(7,361,090)	(147,407,263)
Net Increase/(Decrease)	1,534,188	$24,606,305	(2,442,973)	$(51,022,860)

32	MARCH 31, 2019

Janus Henderson Contrarian Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$859,558,042	$ 934,486,955	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Contrarian Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

42	MARCH 31, 2019

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	43

Janus Henderson Contrarian Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

44	MARCH 31, 2019

Janus Henderson Contrarian Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	45

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	MARCH 31, 2019

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	47

Janus Henderson Contrarian Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	MARCH 31, 2019

Janus Henderson Contrarian Fund

Notes

NotesPage1

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93038 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Emerging Markets Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Emerging Markets Fund

Janus Henderson Emerging Markets Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson Emerging Markets Fund aims to achieve a long-term return in excess of the return that is typically achieved from emerging equity markets. The investment team is comprised of bottom-up investors seeking to create high-conviction portfolios of reasonably valued, high-quality companies.

Michael Cahoon co-portfolio manager	Stephen Deane co-portfolio manager

PERFORMANCE

The Janus Henderson Emerging Markets Fund’s I shares returned 0.52% for the six-month period ended March 31, 2019. The Fund’s benchmark, the MSCI Emerging Markets IndexSM, returned 1.71%.

INVESTMENT ENVIRONMENT

Global emerging market equities posted a slight positive return over the period with Chinese and Indian equities among the better-performing markets.

PERFORMANCE DISCUSSION

Gold miner Newcrest Mining was the Fund’s most significant positive contributor. A presentation to investors during the period was well received due to the company’s belief that it can significantly improve recovery rates at its Cadia mine, where new mining technology is being adopted. The stock’s price has also been supported by an improvement in the underlying gold price during the period. This commodity is seen as providing a store of value during times of increased risk aversion.

A number of our Brazilian holdings also contributed, enjoying a bounce in sentiment after the election of Jair Bolsonaro as president in October. Utilities firm Engie Brasil Energia was among the Fund’s positive contributors as Bolsonaro’s election raised the potential for asset privatization.

Uni-President Enterprises, the Taiwanese holding company that owns Uni-President China among other subsidiaries, detracted from performance. The stock performed strongly during the early part of 2018, but results produced in the second half of the year were slightly weaker. There are some signs that Tingyi, a rival food and beverage producer, is willing to be more price competitive, which is impacting the margins at Uni-President China. Over the long term, we continue to believe the business can produce strong profit and cash-flow growth due to its portfolio of strong consumer food brands.

Cipla, an Indian pharmaceuticals manufacturer, also detracted. The company has a focus on specialty, complex and generic pharmaceuticals within its key markets of India, South Africa and North America, but also has a presence in more than 80 countries worldwide. Cipla’s objective is to provide access to quality and affordable medicines for patients. We are attracted by its strong ethical roots and conservative financial culture. We believe acquisitions by the company have been financed sensibly and the balance sheet is conservatively managed. We recognize that the broader generics industry has faced challenges of late, but these appear to be more than reflected in Cipla’s valuation, which does not seem to account for its leadership in key markets and geographies.

OUTLOOK

There has been no noticeable change in our investment outlook over the past quarter. We still view the valuations and growth expectations for many good-quality Asian companies as being too high. At the end of last year, it looked as though there was the potential for valuations to become attractive. Equity prices for a lot of good-quality companies that are on our watch list had moved from “very expensive” to just “expensive” or “fairly valued.” Our lack of significant buying activity during this period is a sign that a number of Asian companies we admire still sport valuations that do not meet our long-term potential return requirements.

Appetite for risk and enthusiasm for the emerging market asset class has increased over the recent period. We are mindful there are a number of fault lines opening up across the region, and more broadly globally, and that liquidity alone cannot solve these issues. Speculative juices also appear to be running high. The current global appetite for loss-making Chinese unicorns (a startup company with a valuation of more than $1 billion) in both local and international markets reminds us that, at times, discretion is the better part of valor.

Janus Investment Fund	1

Janus Henderson Emerging Markets Fund (unaudited)

We are mindful of the need to stick to our belief not to compromise on quality, to maintain a long-term approach and to apply a strict valuation discipline. With a long-term perspective, we remain positive about the opportunities for equity investors created by the structural trend of rising living standards in some parts of the developing world.

A recent investment trip to South Africa highlighted the significant opportunity for those willing to be patient. Near-term commentary from retailers and businesses was almost universally cautious, and it would appear the economy is stumbling at a 1% to 2% annual GDP growth rate. South Africa’s economy is still weathering the aftereffects of the corruption and mismanagement of the nine-year reign of President Zuma. We believe the headwinds that the country has been facing could abate and many good-quality African businesses should return to growth, and that current valuations do not reflect this. While the pace of change of economic reform within South Africa may not be helping the economy in the near term, there are some very interesting developments. The announcement by President Ramaphosa to split Eskom, the state electric utility company, into three separate entities is a potential watershed moment. Eskom is a case in point of all that went wrong with South Africa under the Zuma administration. A decade of corruption and mismanagement led to utilities’ debts rising tenfold since 2007, and the sector’s ability to produce consistent electricity for distribution diminished. It was the worst of all worlds, which the sweeping blackouts attest to. The decision to split the company into generation, transmission and distribution units should allow foreign capital to restore its health. It also shows that Ramaphosa is willing to use his political capital to enforce change on a state company that employs 54,000 people. This policy is unlikely to be popular, but, in our view, it is necessary for the long-term health of the country. Elections to be held shortly may provide an opportunity for President Ramaphosa to receive a national mandate for change.

Thank you for your investment in the Janus Henderson Emerging Markets Fund.

2	MARCH 31, 2019

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Newcrest Mining Ltd	0.95%	Grasim Industries Ltd	-0.38%
	Duratex SA	0.64%	Uni-President Enterprises Corp	-0.37%
	Banco Bradesco SA	0.57%	Asustek Computer Inc	-0.36%
	ENGIE Brasil Energia SA	0.45%	Cairn Energy PLC	-0.35%
	Merida Industry Co Ltd	0.40%	Cipla Ltd/India	-0.35%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index
		Contribution	(Average % of Equity)	Weighting
	Materials	1.13%	10.78%	7.57%
	Utilities	0.51%	4.83%	2.61%
	Information Technology	0.44%	9.66%	14.58%
	Consumer Discretionary	0.22%	6.10%	10.96%
	Other**	-0.03%	5.18%	0.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Emerging Markets Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	-0.89%	39.57%	6.56%
	Financials	-0.63%	13.47%	24.54%
	Real Estate	-0.44%	0.00%	2.97%
	Energy	-0.25%	0.91%	8.22%
	Communication Services	-0.23%	0.77%	13.70%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Emerging Markets Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Uni-President Enterprises Corp
Food Products	4.6%
Fomento Economico Mexicano SAB de CV (ADR)
Beverages	4.3%
Tata Consultancy Services Ltd
Information Technology Services	4.2%
Newcrest Mining Ltd
Metals & Mining	4.0%
Tiger Brands Ltd
Food Products	4.0%
21.1%

Asset Allocation - (% of Net Assets)
Common Stocks	91.6%
Investment Companies	5.0%
Preferred Stocks	1.2%
Rights	0.3%
Other	1.9%
100.0%

Emerging markets comprised 77.4% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Emerging Markets Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019					per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.37%	-11.65%	2.02%	0.16%	1.52%	1.33%
Class A Shares at MOP	-5.42%	-16.75%	0.81%	-0.56%
Class C Shares at NAV	0.02%	-12.20%	1.27%	-0.58%	2.29%	2.10%
Class C Shares at CDSC	-0.96%	-13.05%	1.27%	-0.58%
Class D Shares(1)	0.52%	-11.46%	2.03%	0.16%	1.39%	1.17%
Class I Shares	0.52%	-11.38%	2.27%	0.41%	1.27%	1.10%
Class N Shares	0.57%	-11.33%	2.20%	0.27%	1.21%	1.04%
Class S Shares	0.61%	-11.49%	1.77%	-0.12%	1.86%	1.54%
Class T Shares	0.33%	-11.63%	1.93%	0.08%	1.46%	1.29%
MSCI Emerging Markets Index	1.71%	-7.41%	3.68%	1.39%
Morningstar Quartile - Class I Shares	-	3rd	3rd	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	589/855	443/660	293/406

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Emerging Markets Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson Emerging Markets Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 31, 2010. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about April 19, 2019, Glen Finegan is removed and Stephen Deane is added as Co-Portfolio Manager of the Fund.

*The predecessor Fund’s inception date – December 31, 2010

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Emerging Markets Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$1,003.70	$6.84	$1,000.00	$1,018.10	$6.89	1.37%
Class C Shares	$1,000.00	$1,000.20	$10.77	$1,000.00	$1,014.16	$10.85	2.16%
Class D Shares	$1,000.00	$1,005.20	$6.25	$1,000.00	$1,018.70	$6.29	1.25%
Class I Shares	$1,000.00	$1,005.20	$5.75	$1,000.00	$1,019.20	$5.79	1.15%
Class N Shares	$1,000.00	$1,005.70	$5.40	$1,000.00	$1,019.55	$5.44	1.08%
Class S Shares	$1,000.00	$1,006.10	$6.50	$1,000.00	$1,018.45	$6.54	1.30%
Class T Shares	$1,000.00	$1,003.30	$6.59	$1,000.00	$1,018.35	$6.64	1.32%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 91.6%
Auto Components – 0.9%
Fuyao Glass Industry Group Co Ltd	212,000	$711,645
Mahle-Metal Leve SA	99,080	615,011
		1,326,656
Banks – 7.0%
Banco Bradesco SA	104,488	1,010,236
City Union Bank Ltd	258,255	763,757
Commercial International Bank Egypt SAE	614,674	2,388,009
Guaranty Trust Bank PLC (GDR) (REG)	297,309	1,516,276
Kasikornbank PCL	250,000	1,481,187
Komercni banka as	21,944	896,865
Standard Bank Group Ltd	146,601	1,882,502
		9,938,832
Beverages – 12.6%
China Resources Beer Holdings Co Ltd	474,000	1,995,707
Cia Cervecerias Unidas SA (ADR)	131,235	3,866,183
Fomento Economico Mexicano SAB de CV (ADR)	66,387	6,126,192
Guinness Nigeria PLC	2,388,428	413,751
Heineken Holding NV	45,187	4,525,897
Nigerian Breweries PLC	4,684,571	867,393
		17,795,123
Capital Markets – 0.9%
Aditya Birla Capital Ltd*	922,867	1,295,018
Chemicals – 1.1%
African Oxygen Ltd	921,754	1,536,800
Communications Equipment – 0.4%
VTech Holdings Ltd	62,600	639,980
Construction Materials – 2.1%
Grasim Industries Ltd	242,464	3,003,169
Containers & Packaging – 1.4%
Greatview Aseptic Packaging Co Ltd	2,633,000	1,606,695
Nampak Ltd*	462,640	359,851
		1,966,546
Diversified Financial Services – 3.1%
Remgro Ltd	340,875	4,377,881
Electric Utilities – 0.8%
Tata Power Co Ltd	1,030,085	1,097,488
Food & Staples Retailing – 2.6%
Raia Drogasil SA	104,147	1,737,202
Shoprite Holdings Ltd	173,334	1,905,906
		3,643,108
Food Products – 16.5%
Century Pacific Food Inc	2,441,300	727,275
China Mengniu Dairy Co Ltd*	439,800	1,636,006
Grupo Herdez SAB de CV	867,183	1,934,848
Nestle Nigeria PLC	318,661	1,396,628
Standard Foods Corp	462,041	776,615
Tiger Brands Ltd	309,157	5,679,527
Uni-President China Holdings Ltd	3,218,000	3,156,630
Uni-President Enterprises Corp	2,705,280	6,566,128
Universal Robina Corp	500,080	1,447,851
		23,321,508
Hotels, Restaurants & Leisure – 0.5%
City Lodge Hotels Ltd	85,914	711,796
Household Durables – 0.9%
Pepkor Holdings Ltd	994,941	1,213,940
Household Products – 2.3%
PZ Cussons PLC	516,953	1,320,774
Vinda International Holdings Ltd	1,013,000	1,958,972
		3,279,746

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Independent Power and Renewable Electricity Producers – 0.7%
Engie Brasil Energia SA	93,779	$1,023,118
Industrial Conglomerates – 4.8%
LG Corp	60,144	4,106,749
Quinenco SA	997,791	2,641,164
		6,747,913
Information Technology Services – 8.1%
Cognizant Technology Solutions Corp	34,218	2,479,094
Infosys Ltd	276,843	2,972,962
Tata Consultancy Services Ltd	206,899	5,978,841
		11,430,897
Insurance – 1.0%
Samsung Fire & Marine Insurance Co Ltd	5,573	1,477,950
Leisure Products – 2.1%
Merida Industry Co Ltd	529,000	2,952,430
Metals & Mining – 4.0%
Newcrest Mining Ltd	316,456	5,730,872
Oil, Gas & Consumable Fuels – 0.8%
Cairn Energy PLC*	512,453	1,080,387
Paper & Forest Products – 1.2%
Duratex SA	595,140	1,667,693
Personal Products – 4.3%
LG Household & Health Care Ltd	1,394	1,740,351
Unilever PLC	77,375	4,428,309
		6,168,660
Pharmaceuticals – 4.0%
Cipla Ltd/India	546,354	4,171,749
Mega Lifesciences PCL	1,518,600	1,555,389
		5,727,138
Technology Hardware, Storage & Peripherals – 1.7%
Asustek Computer Inc	331,000	2,395,126
Textiles, Apparel & Luxury Goods – 1.4%
Stella International Holdings Ltd	341,500	513,357
Yue Yuen Industrial Holdings Ltd	448,800	1,543,702
		2,057,059
Thrifts & Mortgage Finance – 1.4%
Housing Development Finance Corp Ltd	72,304	2,054,533
Water Utilities – 2.6%
Inversiones Aguas Metropolitanas SA	1,915,579	2,929,494
Manila Water Co Inc	1,709,100	750,376
		3,679,870
Wireless Telecommunication Services – 0.4%
Vodafone Idea Ltd*	2,085,991	549,599
Total Common Stocks (cost $125,757,099)		129,890,836
Preferred Stocks – 1.2%
Beverages – 1.2%
Embotelladora Andina SA	521,515	1,687,130
Oil, Gas & Consumable Fuels – 0%
International Petroleum Ltd¢	955,965	0
Total Preferred Stocks (cost $2,051,247)		1,687,130
Rights – 0.3%
Wireless Telecommunication Services – 0.3%
Vodafone Idea Ltd* (cost $1,090,060)	4,775,821	396,448

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Emerging Markets Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Investment Companies – 5.0%
Money Markets – 5.0%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº (cost $7,133,263)	7,133,263	$7,133,263
Total Investments (total cost $136,031,669) – 98.1%		139,107,677
Cash, Receivables and Other Assets, net of Liabilities – 1.9%		2,643,327
Net Assets – 100%		$141,751,004

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
India	$22,283,564	16.0%
South Africa	17,668,203	12.7
Taiwan	12,690,299	9.1
Chile	11,123,971	8.0
China	11,065,655	8.0
United States	9,612,357	6.9
Mexico	8,061,040	5.8
South Korea	7,325,050	5.3
United Kingdom	6,829,470	4.9
Brazil	6,053,260	4.4
Australia	5,730,872	4.1
Netherlands	4,525,897	3.3
Nigeria	4,194,048	3.0
Thailand	3,036,576	2.2
Philippines	2,925,502	2.1
Hong Kong	2,697,039	1.9
Egypt	2,388,009	1.7
Czech Republic	896,865	0.6

Total	$139,107,677	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	MSCI Emerging Markets IndexSM reflects the equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

¢	Security is valued using significant unobservable inputs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Pharmaceuticals	$4,171,749	$1,555,389	$-
All Other	124,163,698	-	-
Preferred Stocks
Beverages	-	1,687,130	-
Oil, Gas & Consumable Fuels	-	-	0
Rights	-	396,448	-
Investment Companies	7,133,263	-	-
Total Assets	$135,468,710	$3,638,967	$0

Janus Investment Fund	11

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$139,107,677
Cash	21,183
Cash denominated in foreign currency(2)	117,731
Non-interested Trustees' deferred compensation	3,443
Receivables:
Investments sold	509,697
Fund shares sold	345,658
Dividends	328,140
Foreign tax reclaims	1,043
Other assets	1,612,543
Total Assets	142,047,115
Liabilities:
Payables:	—
Fund shares repurchased	145,201
Advisory fees	72,630
Transfer agent fees and expenses	15,348
Non-affiliated fund administration fees payable	9,106
Professional fees	6,642
12b-1 Distribution and shareholder servicing fees	5,735
Non-interested Trustees' deferred compensation fees	3,443
Non-interested Trustees' fees and expenses	1,047
Custodian fees	462
Affiliated fund administration fees payable	294
Accrued expenses and other payables	36,203
Total Liabilities	296,111
Net Assets	$141,751,004

See Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$145,227,364
Total distributable earnings (loss)	(3,476,360)
Total Net Assets	$141,751,004
Net Assets - Class A Shares	$7,117,426
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	774,712
Net Asset Value Per Share(3)	$9.19
Maximum Offering Price Per Share(4)	$9.75
Net Assets - Class C Shares	$4,850,116
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	544,597
Net Asset Value Per Share(3)	$8.91
Net Assets - Class D Shares	$12,442,508
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,345,475
Net Asset Value Per Share	$9.25
Net Assets - Class I Shares	$90,847,352
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,832,146
Net Asset Value Per Share	$9.24
Net Assets - Class N Shares	$22,095,067
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,389,495
Net Asset Value Per Share	$9.25
Net Assets - Class S Shares	$233,431
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	25,142
Net Asset Value Per Share	$9.28
Net Assets - Class T Shares	$4,165,104
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	450,544
Net Asset Value Per Share	$9.24

(1) Includes cost of $136,031,669.

(2) Includes cost of $117,731.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Emerging Markets Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

See footnotes at the end of the Statement.

Investment Income:
Dividends	$1,329,249
Interest	43,981
Other income	39,155
Foreign tax withheld	(167,370)
Total Investment Income	1,245,015
Expenses:
Advisory fees	733,764
12b-1 Distribution and shareholder servicing fees:
Class A Shares	14,912
Class C Shares	24,913
Class S Shares	967
Transfer agent administrative fees and expenses:
Class D Shares	7,587
Class S Shares	967
Class T Shares	5,460
Transfer agent networking and omnibus fees:
Class A Shares	3,046
Class C Shares	2,011
Class I Shares	25,445
Other transfer agent fees and expenses:
Class A Shares	718
Class C Shares	318
Class D Shares	3,223
Class I Shares	2,585
Class N Shares	442
Class S Shares	12
Class T Shares	49
Professional fees	46,281
Registration fees	41,289
Custodian fees	35,537
Non-affiliated fund administration fees	31,735
Shareholder reports expense	23,798
Non-interested Trustees’ fees and expenses	2,105
Affiliated fund administration fees	1,835
Other expenses	48,698
Total Expenses	1,057,697
Less: Excess Expense Reimbursement and Waivers	(174,347)
Net Expenses	883,350
Net Investment Income/(Loss)	361,665

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$(4,607,647)
Total Net Realized Gain/(Loss) on Investments	(4,607,647)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	3,360,485
Total Change in Unrealized Net Appreciation/Depreciation	3,360,485
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(885,497)

(1) Includes realized foreign capital gains tax on investments of $1,342. (2) Includes change in unrealized appreciation/depreciation of $116,469 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Emerging Markets Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$361,665	$2,146,633
Net realized gain/(loss) on investments	(4,607,647)	4,021,591
Change in unrealized net appreciation/depreciation	3,360,485	(17,308,273)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(885,497)	(11,140,049)
Dividends and Distributions to Shareholders
Class A Shares	(457,330)	(459,832)
Class C Shares	(116,611)	(200,053)
Class D Shares	(428,310)	(475,263)
Class I Shares	(2,922,779)	(3,741,499)
Class N Shares	(815,126)	(902,442)
Class S Shares	(13,841)	(9,313)
Class T Shares	(146,145)	(237,676)
Net Decrease from Dividends and Distributions to Shareholders	(4,900,142)	(6,026,078)
Capital Share Transactions:
Class A Shares	(8,056,917)	1,667,423
Class C Shares	(976,293)	(2,358,097)
Class D Shares	(297,400)	(1,628,266)
Class I Shares	(12,694,980)	5,040,165
Class N Shares	(2,311,722)	(13,936,642)
Class S Shares	(1,452,325)	1,685,020
Class T Shares	(558,443)	(2,295,108)
Net Increase/(Decrease) from Capital Share Transactions	(26,348,080)	(11,825,505)
Net Increase/(Decrease) in Net Assets	(32,133,719)	(28,991,632)
Net Assets:
Beginning of period	173,884,723	202,876,355
End of period	$141,751,004	$173,884,723

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.48	$10.36	$10.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.10	0.04
Net realized and unrealized gain/(loss)	—(3)	(0.67)	0.13
Total from Investment Operations	0.02	(0.57)	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.10)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.31)	(0.31)	—
Net Asset Value, End of Period	$9.19	$9.48	$10.36
Total Return*	0.48%	(5.80)%	1.67%
Net Assets, End of Period (in thousands)	$7,117	$15,771	$15,562
Average Net Assets for the Period (in thousands)	$11,962	$16,103	$15,471
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.59%	1.51%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.33%	1.46%
Ratio of Net Investment Income/(Loss)	0.40%	0.93%	2.18%
Portfolio Turnover Rate	14%	26%	2%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.12	$9.98	$9.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	0.01	0.02
Net realized and unrealized gain/(loss)	0.01(4)	(0.65)	0.13
Total from Investment Operations	(0.01)	(0.64)	0.15
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.20)	(0.22)	—
Net Asset Value, End of Period	$8.91	$9.12	$9.98
Total Return*	0.13%	(6.59)%	1.53%
Net Assets, End of Period (in thousands)	$4,850	$5,985	$9,017
Average Net Assets for the Period (in thousands)	$5,061	$8,442	$8,877
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.42%	2.26%	2.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.16%	2.07%	2.35%
Ratio of Net Investment Income/(Loss)	(0.45)%	0.11%	1.29%
Portfolio Turnover Rate	14%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Emerging Markets Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015		2014
Net Asset Value, Beginning of Period	$9.10	$8.60	$9.82		$8.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.13	0.02		0.02
Net realized and unrealized gain/(loss)	1.05	0.39	(1.24)		1.31
Total from Investment Operations	1.15	0.52	(1.22)		1.33
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.02)	—		—
Total Dividends and Distributions	(0.06)	(0.02)	—		—
Net Asset Value, End of Period	$10.19	$9.10	$8.60		$9.82
Total Return*	12.80%	6.07%	(12.42)%		15.67%
Net Assets, End of Period (in thousands)	$15,124	$6,510	$8,272		$8,656
Average Net Assets for the Period (in thousands)	$12,523	$5,958	$8,108		$10,236
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	2.36%(2)	2.13%		1.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.79%	1.79%		1.79%
Ratio of Net Investment Income/(Loss)	1.05%	1.64%	0.21%		0.26%
Portfolio Turnover Rate	32%	86%	148%		97%
				1

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$8.79	$8.35	$9.61	$8.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.06	(0.06)	(0.04)
Net realized and unrealized gain/(loss)	1.02	0.38	(1.20)	1.28
Total from Investment Operations	1.05	0.44	(1.26)	1.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.01)	—	—	—
Total Dividends and Distributions	(0.01)	—	—	—
Net Asset Value, End of Period	$9.83	$8.79	$8.35	$9.61
Total Return*	12.03%	5.27%	(13.11)%	14.81%
Net Assets, End of Period (in thousands)	$8,530	$3,553	$3,049	$4,036
Average Net Assets for the Period (in thousands)	$6,219	$3,028	$3,471	$3,584
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.53%	3.16%(2)	2.90%	2.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.29%	2.54%	2.54%	2.54%
Ratio of Net Investment Income/(Loss)	0.37%	0.70%	(0.62)%	(0.42)%
Portfolio Turnover Rate	32%	86%	148%	97%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.53	$10.41	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.11	0.04
Net realized and unrealized gain/(loss)	—(3)(4)	(0.67)	0.13
Total from Investment Operations	0.02	(0.56)	0.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.11)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.30)	(0.32)	—
Net Asset Value, End of Period	$9.25	$9.53	$10.41
Total Return*	0.52%	(5.64)%	1.66%
Net Assets, End of Period (in thousands)	$12,443	$13,104	$16,053
Average Net Assets for the Period (in thousands)	$12,679	$15,607	$16,501
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.38%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.25%	1.15%	1.46%
Ratio of Net Investment Income/(Loss)	0.47%	1.08%	2.18%
Portfolio Turnover Rate	14%	26%	2%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.52	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.12	0.04
Net realized and unrealized gain/(loss)	0.01(4)	(0.69)	0.14
Total from Investment Operations	0.03	(0.57)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.12)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.31)	(0.33)	—
Net Asset Value, End of Period	$9.24	$9.52	$10.42
Total Return*	0.63%	(5.72)%	1.76%
Net Assets, End of Period (in thousands)	$90,847	$107,276	$112,952
Average Net Assets for the Period (in thousands)	$88,823	$119,036	$110,859
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.26%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.09%	1.20%
Ratio of Net Investment Income/(Loss)	0.53%	1.17%	2.42%
Portfolio Turnover Rate	14%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Emerging Markets Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.12
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$16,527
Average Net Assets for the Period (in thousands)	$14,711
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%
Ratio of Net Investment Income/(Loss)	4.63%
Portfolio Turnover Rate	32%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.13	$8.63	$9.86	$8.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.13	0.03	0.05
Net realized and unrealized gain/(loss)	1.03	0.42	(1.25)	1.32
Total from Investment Operations	1.18	0.55	(1.22)	1.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.05)	(0.01)	—
Total Dividends and Distributions	(0.07)	(0.05)	(0.01)	—
Net Asset Value, End of Period	$10.24	$9.13	$8.63	$9.86
Total Return*	13.15%	6.41%	(12.34)%	16.14%
Net Assets, End of Period (in thousands)	$107,513	$36,815	$12,652	$16,057
Average Net Assets for the Period (in thousands)	$62,396	$21,242	$15,071	$13,724
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	2.09%(3)	1.85%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.54%	1.54%	1.54%
Ratio of Net Investment Income/(Loss)	1.63%	1.52%	0.37%	0.56%
Portfolio Turnover Rate	32%	86%	148%	97%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.53	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.12	0.05
Net realized and unrealized gain/(loss)	0.01(3)	(0.68)	0.13
Total from Investment Operations	0.04	(0.56)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.12)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.32)	(0.33)	—
Net Asset Value, End of Period	$9.25	$9.53	$10.42
Total Return*	0.67%	(5.63)%	1.76%
Net Assets, End of Period (in thousands)	$22,095	$25,134	$41,206
Average Net Assets for the Period (in thousands)	$23,475	$29,832	$41,394
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.30%	1.20%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.03%	1.05%
Ratio of Net Investment Income/(Loss)	0.64%	1.15%	2.59%
Portfolio Turnover Rate	14%	26%	2%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.51	$10.41	$10.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.13	0.04
Net realized and unrealized gain/(loss)	0.01(3)	(0.73)	0.14
Total from Investment Operations	0.03	(0.60)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.09)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.26)	(0.30)	—
Net Asset Value, End of Period	$9.28	$9.51	$10.41
Total Return*	0.61%	(5.98)%	1.76%
Net Assets, End of Period (in thousands)	$233	$1,753	$316
Average Net Assets for the Period (in thousands)	$776	$1,189	$311
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.08%	1.85%	1.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.30%	1.47%	1.51%
Ratio of Net Investment Income/(Loss)	0.37%	1.28%	2.11%
Portfolio Turnover Rate	14%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Emerging Markets Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$9.13	$8.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.40	0.06
Net realized and unrealized gain/(loss)	0.79	1.06
Total from Investment Operations	1.19	1.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.05)
Total Dividends and Distributions	(0.08)	(0.05)
Net Asset Value, End of Period	$10.24	$9.13
Total Return*	13.17%	13.92%
Net Assets, End of Period (in thousands)	$40,785	$318
Average Net Assets for the Period (in thousands)	$6,417	$282
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.32%	2.17%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.54%
Ratio of Net Investment Income/(Loss)	4.20%	1.07%
Portfolio Turnover Rate	32%	86%

Class S Shares
For a share outstanding during the period ended July 31	2017(4)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.23
Total Return*	1.79%
Net Assets, End of Period (in thousands)	$304
Average Net Assets for the Period (in thousands)	$266
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.59%
Ratio of Net Investment Income/(Loss)	4.51%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.07% higher had the custodian not reimbursed the Fund.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$9.52	$10.42	$10.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.10	0.04
Net realized and unrealized gain/(loss)	—(3)(4)	(0.68)	0.14
Total from Investment Operations	0.02	(0.58)	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.11)	—
Distributions (from capital gains)	(0.18)	(0.21)	—
Total Dividends and Distributions	(0.30)	(0.32)	—
Net Asset Value, End of Period	$9.24	$9.52	$10.42
Total Return*	0.44%	(5.86)%	1.76%
Net Assets, End of Period (in thousands)	$4,165	$4,862	$7,770
Average Net Assets for the Period (in thousands)	$4,380	$7,275	$7,786
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.45%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.32%	1.26%	1.30%
Ratio of Net Investment Income/(Loss)	0.41%	0.93%	2.34%
Portfolio Turnover Rate	14%	26%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Emerging Markets Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08
Net realized and unrealized gain/(loss)	0.11
Total from Investment Operations	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$10.24
Total Return*	1.89%
Net Assets, End of Period (in thousands)	$7,629
Average Net Assets for the Period (in thousands)	$6,024
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.38%
Ratio of Net Investment Income/(Loss)	5.01%
Portfolio Turnover Rate	32%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Emerging Markets Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Emerging Markets Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Janus Investment Fund	25

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

26	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2019.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $2,087,060 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants,

28	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Next $1 Billion	0.90
Over $2 Billion	0.85

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.03% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as

Janus Investment Fund	31

Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Non-affiliated fund administration fees" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $535.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class A Shares paid CDSCs of $66 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $462.

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	93	14
Class S Shares	-	-
Class T Shares	-	-

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 138,969,448	$14,706,382	$(14,568,153)	$ 138,229

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Janus Henderson Emerging Markets Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	77,115	$ 694,481	383,787	$ 3,936,588
Reinvested dividends and distributions	53,031	456,598	43,786	459,318
Shares repurchased	(1,019,734)	(9,207,996)	(264,893)	(2,728,483)
Net Increase/(Decrease)	(889,588)	$ (8,056,917)	162,680	$ 1,667,423
Class C Shares:
Shares sold	64,950	$ 551,097	101,326	$ 1,045,988
Reinvested dividends and distributions	13,874	115,990	19,689	200,042
Shares repurchased	(190,531)	(1,643,380)	(368,078)	(3,604,127)
Net Increase/(Decrease)	(111,707)	$ (976,293)	(247,063)	$ (2,358,097)
Class D Shares:
Shares sold	223,127	$ 2,042,173	442,991	$ 4,710,846
Reinvested dividends and distributions	48,819	422,774	44,501	468,597
Shares repurchased	(302,064)	(2,762,347)	(653,294)	(6,807,709)
Net Increase/(Decrease)	(30,118)	$ (297,400)	(165,802)	$ (1,628,266)
Class I Shares:
Shares sold	2,697,439	$ 24,557,772	3,088,473	$ 32,124,711
Reinvested dividends and distributions	337,015	2,915,180	355,623	3,741,158
Shares repurchased	(4,466,009)	(40,167,932)	(3,022,589)	(30,825,704)
Net Increase/(Decrease)	(1,431,555)	$(12,694,980)	421,507	$ 5,040,165
Class N Shares:
Shares sold	46,253	$ 419,570	173,321	$ 1,842,762
Reinvested dividends and distributions	94,125	815,126	85,702	902,442
Shares repurchased	(387,901)	(3,546,418)	(1,576,603)	(16,681,846)
Net Increase/(Decrease)	(247,523)	$ (2,311,722)	(1,317,580)	$(13,936,642)
Class S Shares:
Shares sold	2,769	$ 24,987	177,508	$ 1,919,126
Reinvested dividends and distributions	1,596	13,841	884	9,313
Shares repurchased	(163,580)	(1,491,153)	(24,410)	(243,419)
Net Increase/(Decrease)	(159,215)	$ (1,452,325)	153,982	$ 1,685,020
Class T Shares:
Shares sold	24,009	$ 213,556	220,044	$ 2,320,877
Reinvested dividends and distributions	16,876	146,145	22,535	237,294
Shares repurchased	(101,205)	(918,144)	(477,618)	(4,853,279)
Net Increase/(Decrease)	(60,320)	$ (558,443)	(235,039)	$ (2,295,108)

6.  Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$20,077,461	$ 49,804,791	$ -	$ -

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Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	37

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Janus Investment Fund	39

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

Janus Investment Fund	41

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

46	MARCH 31, 2019

Janus Henderson Emerging Markets Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	47

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	49

Janus Henderson Emerging Markets Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Emerging Markets Fund

Notes

NotesPage1

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Janus Henderson Emerging Markets Fund

Notes

NotesPage2

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Janus Henderson Emerging Markets Fund

Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93079 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Enterprise Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Enterprise Fund

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe that investing in companies with sustainable growth and high returns on invested capital can drive consistent returns and allow us to outperform our benchmark and peers over time with moderate risk. We seek to identify mid-cap companies with strong competitive advantages and high-quality management teams that wisely allocate capital to fund and drive growth over time.

Brian Demain co-portfolio manager	Cody Wheaton co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Enterprise Fund’s Class I Shares returned 1.77% over the six-month period ended March 31, 2019. The Fund’s benchmark, the Russell Midcap® Growth Index, returned 0.49%.

INVESTMENT ENVIRONMENT

U.S equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China and a rising fed funds rate all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Russell Midcap Growth Index, for the period. Our Fund tends to emphasize “durable growth” companies that we believe have more predictable business models, recurring revenue streams, strong free-cash-flow growth and strong competitive positioning that should allow them to take market share and experience sustainable long-term growth across a variety of economic environments. We believe a collection of such companies can help the Fund outperform over full market cycles. Many of our top contributors to performance this period exemplify the characteristics we typically seek in companies.

Stock selection in the health care sector was a large driver of relative outperformance. Waters Corp. was our top contributor within the sector, and second largest contributor overall. The stock was up after the company announced 2019 earnings guidance ahead of consensus expectations and a large share repurchase program. We continue to like the company, and believe it represents a less risky way to invest behind innovation in the pharmaceutical and biotech industries. Waters manufactures analytical chemistry instruments that are essential to many pharmaceutical and biotech companies’ research and development and quality assurance efforts. Unlike the stock of a small biotech company, where performance often hinges on the binary outcome of a drug’s clinical trial, Waters benefits from broad innovation in the sector; the company’s products are in greater demand as the global pill count grows, and as emerging economies adopt tougher drug standards that make quality control efforts more important.

Stock selection in the financial sector also contributed to relative performance. Within the sector, we have limited exposure to banks and that helped relative results as bank stocks underperformed due to concerns about the yield curve and term structure of rates. We find more opportunity with insurance companies and other financial companies less exposed to capital market and macroeconomic cycles.

Our Fund also had meaningful contributions from stocks outside the health care and financial sectors. Xilinx was our top contributor to Fund performance during the period. In what was generally a tough environment for companies in the semiconductor supply chain, Xilinx beat earnings estimates and raised earnings guidance during the fourth quarter, which helped lift the stock. We continue to like Xilinx’s growth potential, and believe its field programmable gate arrays (FPGAs) will take share from application-specific integrated circuits (ASICs), which are generally less customizable and more expensive.

While pleased with the execution of many companies in our portfolio, we still held stocks that detracted from performance. Stock selection in the industrial sector detracted from relative performance. Cimpress was our

Janus Investment Fund	1

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

largest detractor within the sector. The company largely focuses on producing marketing collateral for small businesses, but also has a small business-to-consumer segment. Growth for that segment has been slow and the company made a decision to pull back and reassess advertising spending for that business. While this will be a headwind to near-term growth for the business-to-consumer unit, we believe the changes will help improve long-term profitability. We continue to like the stock and believe Cimpress has a unique business model, using its scale and high-volume printing presses to manage and produce small-volume printing orders of marketing collateral and business cards at competitive costs.

Neurocrine Biosciences was another detractor. One of its treatments, Ingrezza, treats tardive dyskinesia, a debilitating condition characterized by involuntary and repetitive movements that can be caused by some medications such as antipsychotic therapies. After the drug’s commercial launch, uptake of Ingrezza has exceeded estimates, highlighting the large market opportunity in this first indication. A clinical trial testing Ingrezza in the management of Tourette syndrome failed, which weighed on the stock. In our view, the market for Tourette syndrome was small relative to the approved use cases for the drug. We continue to believe Neurocrine’s products address high, unmet medical needs and will grow into substantial sources of revenue for the company.

Amdocs also detracted from performance. The stock was down after an investor issued a short report on the company. We strongly disagree with the information in the report, which we believe used old sources of information in a factually inaccurate way. Our long-term view on the company remains intact. Amdocs provides software associated with the operational support systems for companies in the communications, media and entertainment industries and we believe the company is well-positioned to benefit from the global roll-out of 5G networks.

DERIVATIVES USE

To the extent we invest in foreign holdings, we may use forward exchange contracts to hedge the foreign currency. During the period, our aggregate derivative positions contributed to relative results. (Please see “Notes to Financial Statements” for information about the derivatives used by the Fund.)

OUTLOOK

After a sharp market rebound in the first quarter, we are once again concerned about high valuations within pockets of the mid-cap market. Specifically, we see extreme valuations for stocks tied to secular growth themes and stocks of companies with steady, economically resilient business models.

These concerns are not new. We expressed caution about valuations for these same market segments in the third quarter of last year. A sharp fourth quarter sell-off briefly made multiples for these stocks attractive, and we used that volatility to add new positions of both secular growth companies and those with resilient business models. However, the subsequent rebound has made these stocks expensive again.

We’re managing this environment with the same caution we applied in 2018. We continue to own some stocks tied to secular growth themes but remain selective, closely analyzing the competitive advantages of these companies relative to their valuations. We assess the strength of the management team, the size and duration of a company’s growth potential and the size of their addressable market.

Similarly, our focus on high-quality, durable-growth companies naturally lends itself to identifying stable and economically resilient companies, which also experienced a sharp rebound in the first quarter. Here too, we are conscious about valuations.

With valuations high among many secular- and durable-growth stocks, we’ve had to dig deeper to find attractive opportunities, looking for companies where the profitability model is still emerging, or where the competitive advantages supporting stable earnings growth may be less appreciated by the market. Select companies with near-term headwinds or perceived cyclicality in their business also trade at lower multiples and have provided new investment opportunities. We’ll continue to do our homework on these companies and remain disciplined on valuation. Our attention to risk tends to be rewarded over a market cycle though it can be a headwind to performance in periods of strong market momentum

Thank you for your continued investment in the Janus Henderson Enterprise Fund.

2	MARCH 31, 2019

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Xilinx Inc	0.55%	Cimpress NV	-0.61%
	Waters Corp	0.43%	Neurocrine Biosciences Inc	-0.33%
	Constellation Software Inc/Canada	0.35%	Aramark	-0.31%
	Crown Castle International Corp	0.26%	Amdocs Ltd	-0.27%
	SS&C Technologies Holdings Inc	0.26%	Flex Ltd	-0.26%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	1.69%	17.73%	14.68%
	Financials	0.40%	10.76%	6.67%
	Other**	0.36%	6.31%	0.00%
	Energy	0.20%	0.16%	1.59%
	Communication Services	0.20%	1.28%	3.99%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	-0.70%	18.66%	16.02%
	Information Technology	-0.49%	31.87%	31.64%
	Consumer Discretionary	-0.20%	8.43%	16.44%
	Consumer Staples	-0.13%	0.00%	3.15%
	Real Estate	0.04%	3.41%	2.22%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Global Payments Inc
Information Technology Services	2.2%
SS&C Technologies Holdings Inc
Software	2.1%
Constellation Software Inc/Canada
Software	2.1%
Aon PLC
Insurance	2.1%
Cooper Cos Inc
Health Care Equipment & Supplies	2.1%
10.6%

Asset Allocation - (% of Net Assets)
Common Stocks	93.9%
Investment Companies	6.6%
Preferred Stocks	0.2%
Other	(0.7)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	1.58%	10.89%	13.04%	18.39%	11.12%	1.16%
Class A Shares at MOP(1)	-4.27%	4.51%	11.71%	17.69%	10.87%
Class C Shares at NAV(1)	1.28%	10.23%	12.34%	17.43%	10.34%	1.74%
Class C Shares at CDSC(1)	0.34%	9.23%	12.34%	17.43%	10.34%
Class D Shares(1)	1.74%	11.24%	13.39%	18.72%	11.26%	0.81%
Class I Shares(1)	1.77%	11.30%	13.46%	18.63%	11.23%	0.75%
Class N Shares(1)	1.82%	11.39%	13.57%	18.63%	11.23%	0.66%
Class R Shares(1)	1.44%	10.57%	12.72%	17.95%	10.73%	1.41%
Class S Shares(1)	1.57%	10.85%	13.00%	18.29%	10.99%	1.16%
Class T Shares(1)	1.70%	11.13%	13.29%	18.63%	11.23%	0.91%
Russell Midcap Growth Index	0.49%	11.51%	10.89%	17.60%	10.30%
Morningstar Quartile - Class T Shares	-	2nd	1st	1st	2nd
Morningstar Ranking - based on total returns for Mid-Cap Growth Funds	-	196/623	28/562	21/502	40/127

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on July 12, 2012. Performance shown for periods prior to July 12, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Enterprise Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$1,015.80	$5.63	$1,000.00	$1,019.35	$5.64	1.12%
Class C Shares	$1,000.00	$1,012.80	$8.63	$1,000.00	$1,016.36	$8.65	1.72%
Class D Shares	$1,000.00	$1,017.40	$4.07	$1,000.00	$1,020.89	$4.08	0.81%
Class I Shares	$1,000.00	$1,017.70	$3.82	$1,000.00	$1,021.14	$3.83	0.76%
Class N Shares	$1,000.00	$1,018.20	$3.32	$1,000.00	$1,021.64	$3.33	0.66%
Class R Shares	$1,000.00	$1,014.40	$7.08	$1,000.00	$1,017.90	$7.09	1.41%
Class S Shares	$1,000.00	$1,015.70	$5.83	$1,000.00	$1,019.15	$5.84	1.16%
Class T Shares	$1,000.00	$1,017.00	$4.58	$1,000.00	$1,020.39	$4.58	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 93.9%
Aerospace & Defense – 3.4%
Harris Corp	1,572,814	$251,194,124
HEICO Corp	1,764,672	148,338,328
Teledyne Technologies Inc*	1,116,692	264,667,171
		664,199,623
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	1,573,086	117,887,065
Auto Components – 0.4%
Visteon Corp*	1,263,047	85,066,215
Banks – 0.4%
SVB Financial Group*	397,504	88,388,989
Biotechnology – 2.8%
Alkermes PLC*	1,590,706	58,044,862
Celgene Corp*	2,323,016	219,153,329
Neurocrine Biosciences Inc*	1,826,798	160,940,904
Sage Therapeutics Inc*	321,905	51,198,990
Sarepta Therapeutics Inc*	547,733	65,284,296
		554,622,381
Capital Markets – 4.9%
Cboe Global Markets Inc	1,298,534	123,932,085
LPL Financial Holdings Inc£	4,357,313	303,486,850
MSCI Inc	777,392	154,576,625
TD Ameritrade Holding Corp	7,621,336	380,990,587
		962,986,147
Commercial Services & Supplies – 2.5%
Cimpress NV*,£	2,077,757	166,490,668
Edenred	3,438,610	156,468,750
Ritchie Bros Auctioneers Inc	4,870,747	165,605,398
		488,564,816
Consumer Finance – 0.6%
Synchrony Financial	3,750,332	119,635,591
Containers & Packaging – 1.5%
Sealed Air Corp	6,542,565	301,350,544
Diversified Consumer Services – 1.7%
frontdoor Inc*	2,553,727	87,899,283
ServiceMaster Global Holdings Inc*	5,107,456	238,518,195
		326,417,478
Electrical Equipment – 2.0%
AMETEK Inc	800,481	66,415,909
Sensata Technologies Holding PLC*	7,500,411	337,668,503
		404,084,412
Electronic Equipment, Instruments & Components – 5.3%
Belden Inc	1,687,323	90,609,245
Dolby Laboratories Inc	2,563,784	161,441,478
Flex Ltd*	16,349,377	163,493,770
National Instruments Corp	5,909,661	262,152,562
TE Connectivity Ltd	4,617,128	372,833,086
		1,050,530,141
Entertainment – 0.5%
Liberty Media Corp-Liberty Formula One*	2,912,862	102,095,813
Equity Real Estate Investment Trusts (REITs) – 3.4%
Crown Castle International Corp	2,658,380	340,272,640
Lamar Advertising Co£	4,251,997	337,013,282
		677,285,922
Health Care Equipment & Supplies – 8.4%
Boston Scientific Corp*	10,361,024	397,656,101
Cooper Cos Inc	1,373,983	406,932,545
ICU Medical Inc*	738,542	176,755,257
STERIS PLC	2,790,253	357,236,092

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Teleflex Inc	526,725	$159,155,226
Varian Medical Systems Inc*	1,154,609	163,631,187
		1,661,366,408
Hotels, Restaurants & Leisure – 3.2%
Aramark	5,025,079	148,491,084
Dunkin' Brands Group Inc	3,419,609	256,812,636
Norwegian Cruise Line Holdings Ltd*	4,220,162	231,940,104
		637,243,824
Industrial Conglomerates – 1.2%
Carlisle Cos Inc	1,921,888	235,661,907
Information Technology Services – 10.9%
Amdocs Ltd	4,745,392	256,773,161
Broadridge Financial Solutions Inc	2,904,640	301,182,122
Euronet Worldwide Inc*	604,708	86,225,314
Fidelity National Information Services Inc	2,652,558	300,004,310
Gartner Inc*	1,306,910	198,232,109
Global Payments Inc	3,155,549	430,795,549
GoDaddy Inc*	2,896,270	217,770,541
WEX Inc*	1,933,556	371,223,416
		2,162,206,522
Insurance – 5.0%
Aon PLC	2,391,118	408,163,843
Intact Financial Corp	3,469,127	293,585,452
WR Berkley Corp	3,480,090	294,833,225
		996,582,520
Internet & Direct Marketing Retail – 0.5%
Wayfair Inc*	624,002	92,633,097
Life Sciences Tools & Services – 5.0%
IQVIA Holdings Inc*	1,818,803	261,634,812
PerkinElmer Inc	3,909,525	376,721,829
Waters Corp*	1,403,429	353,257,114
		991,613,755
Machinery – 2.6%
Middleby Corp*	1,239,190	161,131,876
Rexnord Corp*,£	6,076,057	152,752,073
Wabtec Corp	2,820,668	207,939,645
		521,823,594
Media – 0.7%
Omnicom Group Inc	1,868,902	136,411,157
Oil, Gas & Consumable Fuels – 0.5%
Magellan Midstream Partners LP	1,610,557	97,648,071
Pharmaceuticals – 1.1%
Catalent Inc*	4,239,328	172,074,324
Elanco Animal Health Inc*	1,478,545	47,416,938
		219,491,262
Professional Services – 4.3%
CoStar Group Inc*	771,206	359,705,903
IHS Markit Ltd*	2,976,743	161,875,284
Verisk Analytics Inc	2,519,046	335,033,118
		856,614,305
Road & Rail – 0.9%
Lyft Inc*	251,269	19,671,850
Old Dominion Freight Line Inc	1,057,628	152,710,907
		172,382,757
Semiconductor & Semiconductor Equipment – 6.7%
KLA-Tencor Corp	1,973,353	235,638,082
Lam Research Corp	1,327,916	237,710,243
Microchip Technology Inc#	4,781,374	396,662,787

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
ON Semiconductor Corp*	13,482,996	$277,345,228
Xilinx Inc	1,325,016	167,998,779
		1,315,355,119
Software – 9.8%
Atlassian Corp PLC*	2,718,576	305,540,757
Constellation Software Inc/Canada	498,709	422,682,190
Intuit Inc	624,681	163,297,860
Nice Ltd (ADR)*,£	3,102,650	380,105,651
SS&C Technologies Holdings Inc	6,650,389	423,563,275
Ultimate Software Group Inc*	725,397	239,475,312
		1,934,665,045
Specialty Retail – 0.5%
Williams-Sonoma Inc#	1,584,626	89,166,905
Textiles, Apparel & Luxury Goods – 2.1%
Carter's Inc	829,263	83,581,418
Gildan Activewear Inc	6,528,988	234,847,698
Lululemon Athletica Inc*	594,545	97,428,089
		415,857,205
Trading Companies & Distributors – 0.5%
Ferguson PLC	1,407,816	89,536,460
Total Common Stocks (cost $12,091,734,913)		18,569,375,050
Preferred Stocks – 0.2%
Electronic Equipment, Instruments & Components – 0%
Belden Inc, 6.7500%, 7/15/19	124,900	9,080,230
Machinery – 0.2%
Rexnord Corp, 5.7500%, 11/15/19	600,000	32,137,278
Total Preferred Stocks (cost $42,490,000)		41,217,508
Investment Companies – 6.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	44,283,500	44,283,500
Money Markets – 6.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	1,261,174,561	1,261,174,561
Total Investment Companies (cost $1,305,458,061)		1,305,458,061
Total Investments (total cost $13,439,682,974) – 100.7%		19,916,050,619
Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(141,562,564)
Net Assets – 100%		$19,774,488,055

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$17,749,791,198	89.1%
Canada	1,116,720,738	5.6
Israel	380,105,651	1.9
Australia	305,540,757	1.5
France	156,468,750	0.8
Ireland	117,887,065	0.6
United Kingdom	89,536,460	0.5

Total	$19,916,050,619	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Common Stocks - 6.7%
Capital Markets - 1.5%
LPL Financial Holdings Inc	$2,177,816	$-	$22,417,938	$303,486,850
Commercial Services & Supplies - 0.8%
Cimpress NV*	-	-	(117,305,919)	166,490,668
Equity Real Estate Investment Trusts (REITs) - 1.7%
Lamar Advertising Co	7,991,275	-	6,235,808	337,013,282
Machinery - 0.8%
Rexnord Corp*	-	-	(34,343,025)	152,752,073
Software - 1.9%
Nice Ltd (ADR)*	-	-	25,195,868	380,105,651
Total Common Stocks	$10,169,091	$-	$(97,799,330)	$1,339,848,524
Investment Companies - 6.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	663,608∆	-	-	44,283,500
Money Markets - 6.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	13,218,189	-	-	1,261,174,561
Total Investment Companies	$13,881,797	$-	$-	$1,305,458,061
Total Affiliated Investments - 13.3%	$24,050,888	$-	$(97,799,330)	$2,645,306,585

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Common Stocks - 6.7%
Capital Markets - 1.5%
LPL Financial Holdings Inc	4,353,951	3,362	-	4,357,313
Commercial Services & Supplies - 0.8%
Cimpress NV*	2,076,494	1,263	-	2,077,757
Equity Real Estate Investment Trusts (REITs) - 1.7%
Lamar Advertising Co	4,249,302	2,695	-	4,251,997
Machinery - 0.8%
Rexnord Corp*	6,070,353	5,704	-	6,076,057
Software - 1.9%
Nice Ltd (ADR)*	3,075,085	27,565	-	3,102,650
Investment Companies - 6.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	52,982,934	1,421,788,820	(1,430,488,254)	44,283,500
Money Markets - 6.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	1,538,660,985	885,530,576	(1,163,017,000)	1,261,174,561

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Barclays Capital Inc:
Canadian Dollar	4/11/19	(46,697,000)	$35,465,841	$509,159
Canadian Dollar	4/11/19	(14,500,000)	10,802,664	(51,821)
Euro	4/11/19	(25,530,000)	29,074,108	415,548

				872,886
Citibank NA:
Canadian Dollar	4/11/19	(97,405,000)	73,962,285	1,046,346
Euro	4/11/19	(70,463,000)	80,259,682	1,161,833

				2,208,179
Credit Suisse International:
Canadian Dollar	4/17/19	(100,313,000)	76,131,098	1,025,280
HSBC Securities (USA) Inc:
Canadian Dollar	5/7/19	(104,448,000)	78,139,869	(105,053)
Euro	5/7/19	(71,186,000)	80,584,688	484,378

				379,325
JPMorgan Chase & Co:
Euro	4/11/19	(63,005,000)	71,753,119	1,027,207
Total				$5,512,877

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$5,669,751

Liability Derivatives:
Forward foreign currency exchange contracts	$ 156,874

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Enterprise Fund

Schedule of Investments (unaudited)

March 31, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$16,194,586

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 6,666,330

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 512,780,385

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Enterprise Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Growth Index	Russell Midcap® Growth Index reflects the performance of U.S. mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$18,569,375,050	$-	$-
Preferred Stocks	-	41,217,508	-
Investment Companies	-	1,305,458,061	-
Total Investments in Securities	$18,569,375,050	$1,346,675,569	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	5,669,751	-
Total Assets	$18,569,375,050	$1,352,345,320	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$156,874	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$17,270,744,034
Affiliated investments, at value(3)	2,645,306,585
Forward foreign currency exchange contracts	5,669,751
Closed foreign currency contracts	1,505
Non-interested Trustees' deferred compensation	480,231
Receivables:
Dividends	27,382,612
Fund shares sold	23,300,953
Investments sold	5,609,705
Dividends from affiliates	2,414,116
Other assets	943,478
Total Assets	19,981,852,970
Liabilities:
Due to custodian	7,738,041
Foreign cash due to custodian	852,789
Collateral for securities loaned (Note 3)	44,283,500
Forward foreign currency exchange contracts	156,874
Closed foreign currency contracts	12,090
Payables:	—
Investments purchased	116,141,656
Fund shares repurchased	22,964,359
Advisory fees	10,649,465
Transfer agent fees and expenses	2,325,677
12b-1 Distribution and shareholder servicing fees	515,811
Non-interested Trustees' deferred compensation fees	480,231
Non-interested Trustees' fees and expenses	130,566
Affiliated fund administration fees payable	41,599
Professional fees	28,623
Custodian fees	10,498
Accrued expenses and other payables	1,033,136
Total Liabilities	207,364,915
Net Assets	$19,774,488,055

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Enterprise Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$13,001,397,341
Total distributable earnings (loss)	6,773,090,714
Total Net Assets	$19,774,488,055
Net Assets - Class A Shares	$630,947,666
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,015,425
Net Asset Value Per Share(4)	$125.80
Maximum Offering Price Per Share(5)	$133.47
Net Assets - Class C Shares	$221,262,107
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,903,034
Net Asset Value Per Share(4)	$116.27
Net Assets - Class D Shares	$1,951,580,163
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,113,566
Net Asset Value Per Share	$129.13
Net Assets - Class I Shares	$6,901,610,045
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,178,186
Net Asset Value Per Share	$129.78
Net Assets - Class N Shares	$4,295,082,894
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	32,977,247
Net Asset Value Per Share	$130.24
Net Assets - Class R Shares	$150,457,150
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,237,149
Net Asset Value Per Share	$121.62
Net Assets - Class S Shares	$600,673,427
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,799,403
Net Asset Value Per Share	$125.16
Net Assets - Class T Shares	$5,022,874,603
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39,152,418
Net Asset Value Per Share	$128.29

(1) Includes cost of $11,244,535,262.

(2) Includes $43,304,988 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $2,195,147,712.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Enterprise Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$85,715,910
Dividends from affiliates	23,387,280
Affiliated securities lending income, net	663,608
Interest	2,918
Other income	80
Foreign tax withheld	(2,700,364)
Total Investment Income	107,069,432
Expenses:
Advisory fees	57,886,741
12b-1 Distribution and shareholder servicing fees:
Class A Shares	759,542
Class C Shares	1,061,751
Class R Shares	362,662
Class S Shares	726,411
Transfer agent administrative fees and expenses:
Class D Shares	1,090,751
Class R Shares	182,228
Class S Shares	726,411
Class T Shares	5,966,622
Transfer agent networking and omnibus fees:
Class A Shares	715,444
Class C Shares	78,877
Class I Shares	2,772,695
Other transfer agent fees and expenses:
Class A Shares	30,211
Class C Shares	10,582
Class D Shares	149,682
Class I Shares	136,990
Class N Shares	46,937
Class R Shares	1,276
Class S Shares	4,284
Class T Shares	24,328
Shareholder reports expense	492,800
Non-interested Trustees’ fees and expenses	286,251
Registration fees	263,943
Affiliated fund administration fees	226,121
Custodian fees	175,654
Professional fees	98,320
Other expenses	513,249
Total Expenses	74,790,763
Less: Excess Expense Reimbursement and Waivers	(253,068)
Net Expenses	74,537,695
Net Investment Income/(Loss)	32,531,737

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Enterprise Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$307,364,563
Forward foreign currency exchange contracts	16,194,586
Total Net Realized Gain/(Loss) on Investments	323,559,149
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	40,228,480
Investments in affiliates	(97,799,330)
Forward foreign currency exchange contracts	6,666,330
Total Change in Unrealized Net Appreciation/Depreciation	(50,904,520)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$305,186,366

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Enterprise Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$32,531,737	$28,665,906
Net realized gain/(loss) on investments	323,559,149	921,552,659
Change in unrealized net appreciation/depreciation	(50,904,520)	2,305,055,268
Net Increase/(Decrease) in Net Assets Resulting from Operations	305,186,366	3,255,273,833
Dividends and Distributions to Shareholders
Class A Shares	(34,071,264)	(11,348,176)
Class C Shares	(12,858,752)	(4,848,931)
Class D Shares	(100,885,586)	(32,577,655)
Class I Shares	(336,166,498)	(92,206,062)
Class N Shares	(210,986,462)	(60,508,696)
Class R Shares	(8,368,913)	(3,163,481)
Class S Shares	(33,421,027)	(10,496,024)
Class T Shares	(263,071,002)	(83,341,925)
Net Decrease from Dividends and Distributions to Shareholders	(999,829,504)	(298,490,950)
Capital Share Transactions:
Class A Shares	(9,124,081)	(60,273,902)
Class C Shares	(20,611,139)	(37,451,296)
Class D Shares	50,269,369	(39,951,660)
Class I Shares	661,178,744	967,595,842
Class N Shares	466,914,821	413,303,241
Class R Shares	(4,866,393)	(36,661,889)
Class S Shares	2,049,425	(54,295,287)
Class T Shares	(95,213,030)	128,131,557
Net Increase/(Decrease) from Capital Share Transactions	1,050,597,716	1,280,396,606
Net Increase/(Decrease) in Net Assets	355,954,578	4,237,179,489
Net Assets:
Beginning of period	19,418,533,477	15,181,353,988
End of period	$19,774,488,055	$19,418,533,477

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Enterprise Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$131.70	$111.15	$94.24	$83.92	$83.97	$79.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	(0.15)	(0.14)	(0.04)	0.14	(0.21)
Net realized and unrealized gain/(loss)	0.87	22.79	18.61	13.68	4.78	9.44
Total from Investment Operations	0.90	22.64	18.47	13.64	4.92	9.23
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.18)	—	—
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)
Total Dividends and Distributions	(6.80)	(2.09)	(1.56)	(3.32)	(4.97)	(4.34)
Net Asset Value, End of Period	$125.80	$131.70	$111.15	$94.24	$83.92	$83.97
Total Return*	1.59%	20.63%	19.89%	16.72%	5.88%	12.07%
Net Assets, End of Period (in thousands)	$630,948	$666,848	$617,749	$552,545	$282,626	$104,169
Average Net Assets for the Period (in thousands)	$609,303	$647,856	$632,639	$385,855	$180,646	$101,667
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.18%	1.18%	1.14%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.13%	1.15%	1.13%	1.16%
Ratio of Net Investment Income/(Loss)	0.06%	(0.13)%	(0.14)%	(0.05)%	0.16%	(0.25)%
Portfolio Turnover Rate	6%	13%	10%	8%	17%	17%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$122.67	$104.26	$89.01	$79.78	$80.56	$76.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.31)	(0.81)	(0.70)	(0.58)	(0.39)	(0.71)
Net realized and unrealized gain/(loss)	0.71	21.31	17.51	12.95	4.58	9.09
Total from Investment Operations	0.40	20.50	16.81	12.37	4.19	8.38
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)
Total Dividends and Distributions	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)
Net Asset Value, End of Period	$116.27	$122.67	$104.26	$89.01	$79.78	$80.56
Total Return*	1.29%	19.93%	19.19%	15.95%	5.19%	11.34%
Net Assets, End of Period (in thousands)	$221,262	$254,496	$250,285	$185,629	$77,748	$47,481
Average Net Assets for the Period (in thousands)	$218,235	$255,949	$233,290	$118,888	$63,110	$40,463
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.70%	1.73%	1.81%	1.78%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.70%	1.73%	1.81%	1.78%	1.82%
Ratio of Net Investment Income/(Loss)	(0.55)%	(0.71)%	(0.74)%	(0.71)%	(0.46)%	(0.90)%
Portfolio Turnover Rate	6%	13%	10%	8%	17%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Enterprise Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$134.99	$113.64	$96.10	$85.33	$85.09	$79.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.23	0.17	0.23	0.48	0.05
Net realized and unrealized gain/(loss)	0.91	23.31	19.02	13.92	4.76	9.55
Total from Investment Operations	1.13	23.54	19.19	14.15	5.24	9.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.10)	(0.09)	(0.24)	(0.03)	(0.12)
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)
Total Dividends and Distributions	(6.99)	(2.19)	(1.65)	(3.38)	(5.00)	(4.46)
Net Asset Value, End of Period	$129.13	$134.99	$113.64	$96.10	$85.33	$85.09
Total Return*	1.75%	20.99%	20.27%	17.06%	6.19%	12.43%
Net Assets, End of Period (in thousands)	$1,951,580	$1,973,861	$1,696,184	$1,420,155	$1,214,008	$1,178,379
Average Net Assets for the Period (in thousands)	$1,822,912	$1,853,456	$1,547,274	$1,301,480	$1,278,374	$1,175,886
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.81%	0.82%	0.84%	0.84%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.81%	0.82%	0.84%	0.84%	0.84%
Ratio of Net Investment Income/(Loss)	0.37%	0.18%	0.17%	0.26%	0.54%	0.06%
Portfolio Turnover Rate	6%	13%	10%	8%	17%	17%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$135.69	$114.20	$96.60	$85.81	$85.51	$80.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.27	0.32	0.23	0.29	0.50	0.13
Net realized and unrealized gain/(loss)	0.89	23.42	19.09	14.00	4.83	9.55
Total from Investment Operations	1.16	23.74	19.32	14.29	5.33	9.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.16)	(0.16)	(0.36)	(0.06)	(0.20)
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)
Total Dividends and Distributions	(7.07)	(2.25)	(1.72)	(3.50)	(5.03)	(4.54)
Net Asset Value, End of Period	$129.78	$135.69	$114.20	$96.60	$85.81	$85.51
Total Return*	1.78%	21.07%	20.32%	17.15%	6.28%	12.47%
Net Assets, End of Period (in thousands)	$6,901,610	$6,443,068	$4,550,263	$2,524,615	$1,229,458	$547,204
Average Net Assets for the Period (in thousands)	$6,162,697	$5,408,221	$3,535,026	$1,776,987	$861,229	$545,347
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.75%	0.77%	0.78%	0.74%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.77%	0.78%	0.74%	0.75%
Ratio of Net Investment Income/(Loss)	0.43%	0.25%	0.22%	0.32%	0.55%	0.16%
Portfolio Turnover Rate	6%	13%	10%	8%	17%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson Enterprise Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$136.18	$114.57	$96.86	$86.00	$85.63	$80.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.42	0.33	0.37	0.55	0.30
Net realized and unrealized gain/(loss)	0.89	23.51	19.15	14.03	4.88	9.49
Total from Investment Operations	1.21	23.93	19.48	14.40	5.43	9.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.23)	(0.21)	(0.40)	(0.09)	(0.23)
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)
Total Dividends and Distributions	(7.15)	(2.32)	(1.77)	(3.54)	(5.06)	(4.57)
Net Asset Value, End of Period	$130.24	$136.18	$114.57	$96.86	$86.00	$85.63
Total Return*	1.82%	21.18%	20.45%	17.25%	6.39%	12.62%
Net Assets, End of Period (in thousands)	$4,295,083	$3,947,225	$2,940,422	$1,416,813	$555,661	$81,346
Average Net Assets for the Period (in thousands)	$3,810,837	$3,463,197	$2,309,608	$935,924	$253,371	$30,878
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.67%	0.68%	0.67%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.67%	0.68%	0.67%	0.68%
Ratio of Net Investment Income/(Loss)	0.52%	0.34%	0.31%	0.41%	0.61%	0.36%
Portfolio Turnover Rate	6%	13%	10%	8%	17%	17%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$127.76	$108.20	$92.03	$82.09	$82.46	$77.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.50)	(0.41)	(0.28)	(0.06)	(0.42)
Net realized and unrealized gain/(loss)	0.80	22.15	18.14	13.36	4.66	9.29
Total from Investment Operations	0.66	21.65	17.73	13.08	4.60	8.87
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)
Total Dividends and Distributions	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)
Net Asset Value, End of Period	$121.62	$127.76	$108.20	$92.03	$82.09	$82.46
Total Return*	1.45%	20.27%	19.56%	16.38%	5.59%	11.78%
Net Assets, End of Period (in thousands)	$150,457	$162,271	$171,439	$134,396	$98,430	$70,573
Average Net Assets for the Period (in thousands)	$146,183	$167,123	$160,164	$115,477	$88,440	$66,768
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.41%	1.42%	1.43%	1.41%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.41%	1.42%	1.43%	1.41%	1.42%
Ratio of Net Investment Income/(Loss)	(0.24)%	(0.43)%	(0.42)%	(0.33)%	(0.07)%	(0.51)%
Portfolio Turnover Rate	6%	13%	10%	8%	17%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Enterprise Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$131.09	$110.70	$93.89	$83.56	$83.65	$78.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	(0.21)	(0.17)	(0.07)	0.14	(0.23)
Net realized and unrealized gain/(loss)	0.86	22.69	18.54	13.62	4.74	9.42
Total from Investment Operations	0.87	22.48	18.37	13.55	4.88	9.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.08)	—	—
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)
Total Dividends and Distributions	(6.80)	(2.09)	(1.56)	(3.22)	(4.97)	(4.34)
Net Asset Value, End of Period	$125.16	$131.09	$110.70	$93.89	$83.56	$83.65
Total Return*	1.58%	20.57%	19.86%	16.67%	5.86%	12.07%
Net Assets, End of Period (in thousands)	$600,673	$626,458	$580,629	$470,126	$327,972	$199,831
Average Net Assets for the Period (in thousands)	$582,725	$593,963	$536,354	$391,803	$267,883	$228,373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.17%	1.18%	1.17%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.17%	1.18%	1.17%	1.16%
Ratio of Net Investment Income/(Loss)	0.02%	(0.17)%	(0.17)%	(0.08)%	0.16%	(0.29)%
Portfolio Turnover Rate	6%	13%	10%	8%	17%	17%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$134.10	$112.96	$95.60	$84.97	$84.78	$79.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.11	0.08	0.15	0.39	(0.01)
Net realized and unrealized gain/(loss)	0.91	23.17	18.91	13.85	4.78	9.50
Total from Investment Operations	1.07	23.28	18.99	14.00	5.17	9.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.05)	(0.07)	(0.23)	(0.01)	(0.08)
Distributions (from capital gains)	(6.80)	(2.09)	(1.56)	(3.14)	(4.97)	(4.34)
Total Dividends and Distributions	(6.88)	(2.14)	(1.63)	(3.37)	(4.98)	(4.42)
Net Asset Value, End of Period	$128.29	$134.10	$112.96	$95.60	$84.97	$84.78
Total Return*	1.70%	20.88%	20.16%	16.96%	6.13%	12.33%
Net Assets, End of Period (in thousands)	$5,022,875	$5,344,306	$4,374,383	$3,050,476	$1,799,869	$1,248,431
Average Net Assets for the Period (in thousands)	$4,786,411	$4,920,845	$3,748,225	$2,355,843	$1,579,228	$1,179,729
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.92%	0.93%	0.92%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.91%	0.93%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	0.27%	0.09%	0.08%	0.17%	0.44%	(0.01)%
Portfolio Turnover Rate	6%	13%	10%	8%	17%	17%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2019

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Enterprise Fund  (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	25

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

26	MARCH 31, 2019

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	27

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

28	MARCH 31, 2019

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

Janus Investment Fund	29

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

30	MARCH 31, 2019

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	31

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital Inc	$924,707	$(51,821)	$—	$872,886
Citibank NA	2,208,179	—	—	2,208,179
Credit Suisse International	1,025,280	—	—	1,025,280
Deutsche Bank AG	43,304,988	—	(43,304,988)	—
HSBC Securities (USA) Inc	484,378	(105,053)	—	379,325
JPMorgan Chase & Co	1,027,207	—	—	1,027,207

Total	$48,974,739	$(156,874)	$(43,304,988)	$5,512,877
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital Inc	$51,821	$(51,821)	$—	$—
HSBC Securities (USA) Inc	105,053	(105,053)	—	—

Total	$156,874	$(156,874)	$—	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

32	MARCH 31, 2019

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $43,304,988 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2019 is $44,283,500, resulting in the net amount due to the counterparty of $978,512.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. The previous expense limit (until February 1, 2019) was 0.87%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Investment Fund	33

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses

34	MARCH 31, 2019

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Janus Investment Fund	35

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $8,404.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $1,922.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2019, the Fund engaged in cross trades amounting to $6,318,793 in sales, resulting in a net realized gain of $871,726. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 13,439,937,188	$6,709,711,613	$(233,598,182)	$ 6,476,113,431

36	MARCH 31, 2019

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of March 31, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 5,669,751	$ (156,874)	$ 5,512,877

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	723,029	$ 84,840,540	1,296,427	$ 157,464,679
Reinvested dividends and distributions	224,816	24,057,573	67,240	7,778,327
Shares repurchased	(995,629)	(118,022,194)	(1,858,006)	(225,516,908)
Net Increase/(Decrease)	(47,784)	$ (9,124,081)	(494,339)	$ (60,273,902)
Class C Shares:
Shares sold	56,610	$ 6,073,036	113,459	$ 12,804,618
Reinvested dividends and distributions	120,262	11,913,111	41,231	4,461,996
Shares repurchased	(348,471)	(38,597,286)	(480,534)	(54,717,910)
Net Increase/(Decrease)	(171,599)	$ (20,611,139)	(325,844)	$ (37,451,296)
Class D Shares:
Shares sold	307,933	$ 37,558,032	656,967	$ 81,178,745
Reinvested dividends and distributions	898,116	98,559,340	270,032	31,939,342
Shares repurchased	(714,773)	(85,848,003)	(1,231,016)	(153,069,747)
Net Increase/(Decrease)	491,276	$ 50,269,369	(304,017)	$ (39,951,660)
Class I Shares:
Shares sold	10,550,956	$1,271,045,504	17,216,812	$2,166,385,521
Reinvested dividends and distributions	2,406,349	265,372,189	612,884	72,835,110
Shares repurchased	(7,262,459)	(875,238,949)	(10,189,438)	(1,271,624,789)
Net Increase/(Decrease)	5,694,846	$ 661,178,744	7,640,258	$ 967,595,842
Class N Shares:
Shares sold	4,468,398	$ 545,719,395	6,905,136	$ 863,500,854
Reinvested dividends and distributions	1,899,191	210,126,495	506,110	60,318,238
Shares repurchased	(2,375,736)	(288,931,069)	(4,090,669)	(510,515,851)
Net Increase/(Decrease)	3,991,853	$ 466,914,821	3,320,577	$ 413,303,241
Class R Shares:
Shares sold	120,043	$ 13,714,142	269,194	$ 31,787,109
Reinvested dividends and distributions	73,059	7,563,843	24,919	2,802,672
Shares repurchased	(226,064)	(26,144,378)	(608,453)	(71,251,670)
Net Increase/(Decrease)	(32,962)	$ (4,866,393)	(314,340)	$ (36,661,889)
Class S Shares:
Shares sold	786,383	$ 94,001,048	1,191,364	$ 145,538,971
Reinvested dividends and distributions	311,545	33,170,161	91,051	10,487,274
Shares repurchased	(1,077,315)	(125,121,784)	(1,748,844)	(210,321,532)
Net Increase/(Decrease)	20,613	$ 2,049,425	(466,429)	$ (54,295,287)
Class T Shares:
Shares sold	4,070,445	$ 490,020,466	9,667,226	$1,190,543,133
Reinvested dividends and distributions	2,380,078	259,571,317	698,980	82,193,001
Shares repurchased	(7,150,435)	(844,804,813)	(9,239,644)	(1,144,604,577)
Net Increase/(Decrease)	(699,912)	$ (95,213,030)	1,126,562	$ 128,131,557

Janus Investment Fund	37

Janus Henderson Enterprise Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,415,924,545	$1,020,184,125	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

38	MARCH 31, 2019

Janus Henderson Enterprise Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	47

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

48	MARCH 31, 2019

Janus Henderson Enterprise Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

Janus Investment Fund	49

Janus Henderson Enterprise Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

50	MARCH 31, 2019

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	51

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

52	MARCH 31, 2019

Janus Henderson Enterprise Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93040 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson European Focus Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson European Focus Fund

Janus Henderson European Focus Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson European Focus Fund is a regional equity fund that seeks to achieve long-term capital appreciation primarily through investment in European companies. Management applies a high-conviction approach, with a focus on opportunities that offer material upside potential, regardless of style.

Robert Schramm-Fuchs portfolio manager

PERFORMANCE

The Janus Henderson European Focus Fund underperformed its benchmark, the MSCI Europe IndexSM, over the period. The Fund’s Class I shares returned -10.00%, while the benchmark returned -3.26%.

INVESTMENT ENVIRONMENT

European equities declined over the six months to March 31, 2019. The first part of the period was marked by significant volatility, but by the end of March markets had recovered most of the ground they had lost.

PERFORMANCE DISCUSSION

During the period we announced a manager change. Robert Schramm-Fuchs has assumed management of the Fund, replacing Stephen Peak and Lars Dollmann. This change also means a change in philosophy and process and, consequently, there has been some portfolio turnover as Robert transitions the portfolio to reflect his convictions. Much of this transition has now been completed.

From a sector perspective, the Fund’s exposure to small- and mid-cap energy stocks was a significant detractor over the period, while stock selection in the health care and consumer discretionary sectors were other notable negatives.

French auto manufacturer Renault was the Fund’s most significant detractor. Carlos Ghosn, Renault CEO until January 2019, was arrested in Japan in November 2018 for alleged financial impropriety relating to his time as CEO and Chairman of Nissan (Renault’s strategic partner) which caused further weakness in Renault’s share price. Our position in Renault has now been exited.

Bayer, the German pharmaceutical and agriculture firm, also detracted. The potential cost of the class action litigation regarding acquired company Monsanto’s Roundup product has weighed on Bayer’s share price since the verdict of the first case in August of 2018. Similarly to Renault, we have now exited the stock as a consequence of the Fund’s manager change in March 2019.

The luxury fashion group Kering was the Fund’s strongest contributor. The French company whose brands include Gucci, Yves Saint Laurent and Balenciaga rebounded strongly in the first quarter of 2019 after seeing a significant decline in their share price in October. We exited our position.

There was also strong performance from DSM, a Dutch life sciences and materials sciences company. Like Kering, DSM had suffered amid the volatility of the fourth quarter in 2018; the stock has since rallied and ended the period as one of the Fund’s most significant contributors.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Macroeconomic data has improved in recent weeks, in particular in Europe and China. The turnaround in global money creation is still nascent, but if it were to gather strength as indicated by the dovish communications of all major central banks it would further support the 2019 recovery after the 2018 growth scare. In such an environment, we would expect equity markets to rise. Investor positioning is still very light, in particular in Europe which has seen an extended period of persistent investor fund outflows. Some of the pessimism on the macroeconomic data that has now become quite consensual may need to be questioned. Since many of Europe’s economic problems last year were “made in China”, due to Europe’s close trading relationship with China, now upwards-inflecting Chinese credit growth, business sentiment survey data and actual construction machinery usage hour data should lead to improving European earnings estimates.

Janus Investment Fund	1

Janus Henderson European Focus Fund (unaudited)

We cannot ignore that the U.S. Treasury curve briefly inverted on the 10-year/3-month spread, and the overall number of inversions along the entire curve remains elevated. In the past, this signaled six recessions correctly and produced just one wrong signal on a two-week inversion in 1998. Still, on the other six occasions it took, on average, around one year before the recession actually materialized. Moreover, in the prior instances of inversion, the 3-Month Treasury bill rate was 200 basis points above inflation versus just 30 basis points at the moment. Money is relatively cheaper today than before prior recessions. Cheap money should reduce recession likelihood. In our view, global financial markets have aggressively shifted to one side of the boat at the moment. A total of 50 basis points of Federal Reserve rate cuts is now priced in until the end of 2020. On the equities side, European large-cap quality growth stocks have sharply re-rated to match prior record relative valuations compared to the wider market. In our view, there is a good chance the elastic band of defensive versus cyclical stocks has now been overstretched. Should there be a whiff of positive economic data surprises into this general sentiment of running for cover and reaching for yield, the snap back of the elastic band could be quite violent.

On a microeconomic level, we are turning more constructive on the semiconductor space, which often has a signaling function for other cyclical industries. Across the semiconductor value chains, we are finally seeing excess inventory levels being addressed via production halts. Management capitulation is usually a good sign that things are about to improve again. The turning point for semiconductor stocks tends to be three to four months ahead of the cycle trough as the market begins to look through the negative data. In our view, this present reporting season – which has already brought some profit warnings – may mark the bottom. Buying opportunities are being thrown up by the market getting shocked by quite negative earnings announcements, which – if the above described historic precedence holds – may be too backward-looking.

Thank you for your investment in the Janus Henderson European Focus Fund.

2	MARCH 31, 2019

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Kering SA	0.62%	Renault SA	-1.30%
	International Petroleum Corp/Sweden	0.39%	Kosmos Energy Ltd	-1.05%
	Anglo American PLC	0.31%	TransGlobe Energy Corp	-1.00%
	Rheinmetall AG	0.28%	Bayer AG	-0.83%
	Koninklijke DSM NV	0.26%	TI Fluid Systems PLC	-0.82%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI Europe Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.90%	9.32%	18.91%
	Other**	0.09%	3.78%	0.00%
	Information Technology	0.04%	0.72%	5.26%
	Communication Services	0.01%	14.31%	5.06%
	Real Estate	-0.05%	0.03%	1.48%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI Europe Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-2.06%	12.42%	8.36%
	Health Care	-1.74%	13.23%	13.28%
	Consumer Staples	-1.29%	7.82%	14.02%
	Consumer Discretionary	-1.04%	11.42%	9.07%
	Industrials	-1.01%	16.28%	12.86%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson European Focus Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Nestle SA (REG)
Food Products	4.5%
Kosmos Energy Ltd
Oil, Gas & Consumable Fuels	3.6%
Sanofi
Pharmaceuticals	3.4%
UPM-Kymmene OYJ
Paper & Forest Products	3.1%
Intrum AB
Commercial Services & Supplies	3.0%
17.6%

Asset Allocation - (% of Net Assets)
Common Stocks	91.8%
Investment Companies	11.4%
Preferred Stocks	0.2%
Exchange Traded Purchased Options – Puts	0.2%
Exchange Traded Purchased Options – Calls	0.0%
Other	(3.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson European Focus Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-10.18%	-13.92%	-3.37%	10.00%	11.09%	1.31%	1.30%
Class A Shares at MOP	-15.35%	-18.87%	-4.51%	9.36%	10.72%
Class C Shares at NAV	-10.50%	-14.53%	-4.11%	9.17%	10.26%	2.05%	2.03%
Class C Shares at CDSC	-11.37%	-15.37%	-4.11%	9.17%	10.26%
Class D Shares(1)	-10.06%	-13.75%	-3.37%	10.00%	11.09%	1.19%	1.11%
Class I Shares	-10.00%	-13.66%	-3.12%	10.30%	11.09%	1.03%	1.02%
Class N Shares	-9.99%	-13.62%	-3.37%	10.00%	11.09%	1.43%	0.97%
Class S Shares	-10.16%	-13.90%	-3.47%	9.94%	11.06%	4.44%	1.46%
Class T Shares	-10.07%	-13.81%	-3.37%	10.00%	11.09%	1.31%	1.21%
MSCI Europe Index	-3.26%	-3.72%	1.04%	8.95%	5.19%
Morningstar Quartile - Class A Shares	-	4th	4th	2nd	1st
Morningstar Ranking - based on total returns for Europe Stock Funds	-	119/120	88/90	17/73	7/65

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson European Focus Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson European Focus Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

6	MARCH 31, 2019

Janus Henderson European Focus Fund (unaudited)

Performance

Effective on or about March 19, 2019, Robert Schramm-Fuchs is Portfolio Manager of the Fund.

*The predecessor Fund’s inception date – August 31, 2001

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson European Focus Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$898.20	$6.20	$1,000.00	$1,018.40	$6.59	1.31%
Class C Shares	$1,000.00	$895.00	$9.73	$1,000.00	$1,014.66	$10.35	2.06%
Class D Shares	$1,000.00	$899.40	$5.40	$1,000.00	$1,019.25	$5.74	1.14%
Class I Shares	$1,000.00	$900.00	$4.83	$1,000.00	$1,019.85	$5.14	1.02%
Class N Shares	$1,000.00	$900.10	$4.55	$1,000.00	$1,020.14	$4.84	0.96%
Class S Shares	$1,000.00	$898.40	$6.06	$1,000.00	$1,018.55	$6.44	1.28%
Class T Shares	$1,000.00	$899.30	$5.54	$1,000.00	$1,019.10	$5.89	1.17%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2019

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Contract Amounts		Value
Common Stocks – 91.8%
Airlines – 1.5%
Deutsche Lufthansa AG	356,941	$7,832,781
Auto Components – 1.6%
Cie Generale des Etablissements Michelin SCA	70,888	8,380,174
Banks – 3.8%
Erste Group Bank AG*	284,343	10,447,831
UniCredit SpA	716,373	9,182,250
		19,630,081
Beverages – 2.7%
Anheuser-Busch InBev SA/NV	170,000	14,254,694
Building Products – 1.3%
Rockwool International A/S	30,000	7,028,432
Capital Markets – 2.1%
Deutsche Boerse AG	86,340	11,068,734
Chemicals – 8.8%
Air Liquide SA	103,612	13,172,593
Covestro AG	96,583	5,310,234
Givaudan SA (REG)*	5,120	13,084,159
Koninklijke DSM NV	75,000	8,173,131
Victrex PLC	225,000	6,316,982
		46,057,099
Commercial Services & Supplies – 3.0%
Intrum AB#	550,000	15,798,137
Communications Equipment – 1.7%
Telefonaktiebolaget LM Ericsson	994,537	9,139,289
Electric Utilities – 1.5%
EDP - Energias de Portugal SA	2,002,648	7,872,856
Electrical Equipment – 1.0%
OSRAM Licht AG	152,603	5,251,195
Entertainment – 3.3%
CD Projekt SA*	83,077	4,329,295
Ubisoft Entertainment SA*	145,000	12,906,526
		17,235,821
Food & Staples Retailing – 2.0%
Jeronimo Martins SGPS SA	713,790	10,527,758
Food Products – 6.6%
Danone SA	140,000	10,786,020
Nestle SA (REG)	246,199	23,469,900
		34,255,920
Industrial Conglomerates – 2.9%
Rheinmetall AG	146,340	15,244,913
Interactive Media & Services – 1.8%
XLMedia PLC£	11,603,684	9,217,308
Machinery – 7.4%
CNH Industrial NV	1,150,000	11,691,155
Duerr AG	170,490	6,685,133
Knorr-Bremse AG*	92,812	9,215,826
VAT Group AG*	49,828	5,240,574
Volvo AB	358,214	5,549,284
		38,381,972
Media – 7.2%
Central European Media Enterprises Ltd*	3,601,122	14,332,466
Informa PLC	1,354,468	13,126,132
Schibsted ASA	264,308	10,379,806
		37,838,404
Metals & Mining – 2.5%
Anglo American PLC	450,000	12,033,323
Duke Royalty Ltd	1,793,386	1,015,878
		13,049,201

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Contract Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – 10.0%
International Petroleum Corp/Sweden*	2,346,832	$11,058,291
Kosmos Energy Ltd	3,000,000	18,690,000
Neste OYJ	74,524	7,940,712
TransGlobe Energy Corp£	7,651,006	14,429,378
		52,118,381
Paper & Forest Products – 3.1%
UPM-Kymmene OYJ	550,000	16,038,942
Pharmaceuticals – 5.9%
Roche Holding AG	47,997	13,227,501
Sanofi	200,000	17,663,025
		30,890,526
Semiconductor & Semiconductor Equipment – 3.4%
ASML Holding NV	44,534	8,351,561
Infineon Technologies AG	467,347	9,270,095
		17,621,656
Software – 2.1%
SAP SE	92,736	10,713,349
Textiles, Apparel & Luxury Goods – 2.6%
LVMH Moet Hennessy Louis Vuitton SE	36,236	13,326,661
Tobacco – 2.0%
Swedish Match AB	200,000	10,196,441
Total Common Stocks (cost $477,165,488)		478,970,725
Preferred Stocks – 0.2%
Hotels, Restaurants & Leisure – 0.2%
BNN Technology PLC¢ (cost $14,372,557)	11,756,231	1,163,483
Investment Companies – 11.4%
Investments Purchased with Cash Collateral from Securities Lending – 2.3%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	12,381,742	12,381,742
Money Markets – 9.1%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº	47,438,143	47,438,143
Total Investment Companies (cost $59,819,885)		59,819,885
Exchange-Traded Purchased Options – Calls – 0%
Dow Jones EURO STOXX 50, expires August 2012, exercise price 2,275.00 EUR,
Notional amount $12,500, premiums paid $41,023, unrealized appreciation $336, exercise price $100.00, expires 12/20/19* (premiums paid $41,023)	250	41,359
Exchange-Traded Purchased Options – Puts – 0.2%
DAX Index, expires September 2012, exercise price 6,300.00 EUR,
Notional amount $5,000, premiums paid $1,021,666, unrealized depreciation $(165,321), exercise price $11250.00, expires 5/17/19* (premiums paid $1,021,666)	1,000	856,345
Total Investments (total cost $552,420,619) – 103.6%		540,851,797
Liabilities, net of Cash, Receivables and Other Assets – (3.6)%		(18,996,074)
Net Assets – 100%		$521,855,723

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Germany	$80,592,260	14.9%
United States	79,407,589	14.7
France	76,234,999	14.1
Switzerland	55,022,134	10.2
United Kingdom	42,873,106	7.9
Sweden	40,683,151	7.5
Canada	25,487,669	4.7
Finland	23,979,654	4.4
Italy	20,873,405	3.9
Portugal	18,400,614	3.4
Netherlands	16,524,692	3.1
Czech Republic	14,332,466	2.7
Belgium	14,254,694	2.6
Austria	10,447,831	1.9
Norway	10,379,806	1.9
Denmark	7,028,432	1.3
Poland	4,329,295	0.8

Total	$540,851,797	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Common Stocks - 4.6%
Interactive Media & Services - 1.8%
XLMedia PLC	$412,824	$(2,484,605)	$(3,442,841)	$9,217,308
Oil, Gas & Consumable Fuels - 2.8%
TransGlobe Energy Corp	227,617	(622,979)	(9,376,285)	14,429,378
Total Common Stocks	$640,441	$(3,107,584)	$(12,819,126)	$23,646,686
Investment Companies - 2.4%
Investments Purchased with Cash Collateral from Securities Lending - 2.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	959,191∆	-	-	12,381,742
Total Affiliated Investments - 6.9%	$1,599,632	$(3,107,584)	$(12,819,126)	$36,028,428

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Common Stocks - 4.6%
Interactive Media & Services - 1.8%
XLMedia PLC	14,000,000	-	(2,396,316)	11,603,684
Oil, Gas & Consumable Fuels - 2.8%
TransGlobe Energy Corp	6,000,000	2,100,000	(448,994)	7,651,006
Investment Companies - 2.4%
Investments Purchased with Cash Collateral from Securities Lending - 2.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	21,075,000	28,483,950	(37,177,208)	12,381,742

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price		Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Put Options:
DAX Index, expires September 2012, exercise price 6,300.00 EUR	1,000	10,700.00	EUR	5/17/19	$(5,000)	$403,267	$206,986	$(196,281)
Dow Jones EURO STOXX 50, expires August 2012, exercise price 2,275.00 EUR	250	75.00	EUR	12/20/19	(12,500)	37,236	784	(36,452)
US Natural Gas Fund LP, expires March 2012, exercise price $6.00	5,000	46.00	EUR	5/17/19	(500,000)	72,593	(11,527)	(84,120)
Total – Exchange-Traded Written Options						$513,096	$196,243	$(316,853)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019

Equity Contracts
Asset Derivatives:
Purchased options contracts, at value	$897,704

Liability Derivatives:
Options written, at value	$316,853

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

March 31, 2019

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2019

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Purchased options contracts	$(164,985)
Written options contracts	196,243

Total	$ 31,258

Please see the "Net Realized Gain/(Loss) on Investments" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value
Purchased options contracts, call	$ 5,908
Purchased options contracts, put	122,335
Written options contracts, put	45,265

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson European Focus Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Europe IndexSM	MSCI Europe IndexSM reflects the equity market performance of developed markets in Europe.

LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$478,970,725	$-	$-
Preferred Stocks	-	-	1,163,483
Investment Companies
Money Markets	47,438,143	-	-
All Other	-	12,381,742	-
Exchange Traded Purchased Options – Calls	-	41,359	-
Exchange Traded Purchased Options – Puts	-	856,345	-
Total Assets	$526,408,868	$13,279,446	$1,163,483
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$316,853	$-

(a) Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions,

and other swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2019

Janus Henderson European Focus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$503,925,665
Affiliated investments, at value(3)	36,028,428
Purchased options, at value(4)	897,704
Closed foreign currency contracts	4,253
Non-interested Trustees' deferred compensation	12,714
Receivables:
Investments sold	24,972,827
Foreign tax reclaims	3,245,486
Dividends	426,259
Dividends from affiliates	227,617
Fund shares sold	177,134
Other assets	37,180
Total Assets	569,955,267
Liabilities:
Due to custodian	808,233
Collateral for securities loaned (Note 3)	12,381,742
Options written, at value(5)	316,853
Closed foreign currency contracts	4,253
Payables:	—
Investments purchased	32,098,083
Fund shares repurchased	1,748,215
Advisory fees	399,775
Transfer agent fees and expenses	90,075
12b-1 Distribution and shareholder servicing fees	81,450
Professional fees	17,475
Non-interested Trustees' deferred compensation fees	12,714
Non-interested Trustees' fees and expenses	5,345
Custodian fees	4,448
Affiliated fund administration fees payable	1,173
Accrued expenses and other payables	129,710
Total Liabilities	48,099,544
Net Assets	$521,855,723

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson European Focus Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,065,870,601
Total distributable earnings (loss)	(544,014,878)
Total Net Assets	$521,855,723
Net Assets - Class A Shares	$135,420,825
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,959,633
Net Asset Value Per Share(6)	$27.30
Maximum Offering Price Per Share(7)	$28.97
Net Assets - Class C Shares	$58,078,473
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,244,533
Net Asset Value Per Share(6)	$25.88
Net Assets - Class D Shares	$2,467,188
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	91,002
Net Asset Value Per Share	$27.11
Net Assets - Class I Shares	$324,770,839
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,975,160
Net Asset Value Per Share	$27.12
Net Assets - Class N Shares	$223,161
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,296
Net Asset Value Per Share	$26.90
Net Assets - Class S Shares	$42,950
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,650
Net Asset Value Per Share	$26.03
Net Assets - Class T Shares	$852,287
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,420
Net Asset Value Per Share	$27.13

(1) Includes cost of $509,602,355.

(2) Includes $11,791,110 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $41,755,575.

(4) Premiums paid of $1,062,689.

(5) Premiums received $513,096.

(6) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(7) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson European Focus Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$2,461,505
Affiliated securities lending income, net	959,191
Dividends from affiliates	640,441
Interest	56
Other income	158,721
Foreign tax withheld	(155,580)
Total Investment Income	4,064,334
Expenses:
Advisory fees	3,267,220
12b-1 Distribution and shareholder servicing fees:
Class A Shares	182,842
Class C Shares	370,027
Class S Shares	42
Transfer agent administrative fees and expenses:
Class D Shares	1,445
Class S Shares	52
Class T Shares	970
Transfer agent networking and omnibus fees:
Class A Shares	71,512
Class C Shares	37,748
Class I Shares	140,638
Other transfer agent fees and expenses:
Class A Shares	8,185
Class C Shares	4,181
Class D Shares	800
Class I Shares	11,995
Class T Shares	10
Shareholder reports expense	71,440
Custodian fees	42,634
Registration fees	38,389
Professional fees	25,982
Non-interested Trustees’ fees and expenses	8,688
Affiliated fund administration fees	8,383
Other expenses	61,626
Total Expenses	4,354,809
Less: Excess Expense Reimbursement and Waivers	(322,658)
Net Expenses	4,032,151
Net Investment Income/(Loss)	32,183
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(178,690,728)
Investments in affiliates	(3,107,584)
Total Net Realized Gain/(Loss) on Investments	(181,798,312)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	71,200,651
Investments in affiliates	(12,819,126)
Purchased options contracts	(164,985)
Written options contracts	196,243
Total Change in Unrealized Net Appreciation/Depreciation	58,412,783
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(123,353,346)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson European Focus Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$32,183	$20,620,406
Net realized gain/(loss) on investments	(181,798,312)	40,928,110
Change in unrealized net appreciation/depreciation	58,412,783	(168,680,979)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(123,353,346)	(107,132,463)
Dividends and Distributions to Shareholders
Class A Shares	(5,655,916)	(4,317,905)
Class C Shares	(1,535,900)	(1,391,083)
Class D Shares	(96,577)	(64,816)
Class I Shares	(17,985,378)	(25,516,238)
Class N Shares	(10,309)	(6,895)
Class S Shares	(3,065)	(1,110)
Class T Shares	(29,575)	(47,776)
Net Decrease from Dividends and Distributions to Shareholders	(25,316,720)	(31,345,823)
Capital Share Transactions:
Class A Shares	(15,959,838)	(74,651,805)
Class C Shares	(44,894,119)	(51,573,291)
Class D Shares	(39,532)	407,736
Class I Shares	(263,141,823)	(437,685,060)
Class N Shares	(20,771)	(4,692)
Class S Shares	3,065	1,111
Class T Shares	43,207	(146,651)
Net Increase/(Decrease) from Capital Share Transactions	(324,009,811)	(563,652,652)
Net Increase/(Decrease) in Net Assets	(472,679,877)	(702,130,938)
Net Assets:
Beginning of period	994,535,600	1,696,666,538
End of period	$521,855,723	$994,535,600

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.73	$35.02	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.46	0.13
Net realized and unrealized gain/(loss)	(3.40)	(3.16)	0.67
Total from Investment Operations	(3.41)	(2.70)	0.80
Less Dividends and Distributions:
Dividends (from net investment income)	(1.02)	(0.59)	—
Total Dividends and Distributions	(1.02)	(0.59)	—
Net Asset Value, End of Period	$27.30	$31.73	$35.02
Total Return*	(10.31)%	(7.84)%	2.34%
Net Assets, End of Period (in thousands)	$135,421	$176,690	$273,184
Average Net Assets for the Period (in thousands)	$146,675	$227,911	$268,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.31%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.30%	1.35%
Ratio of Net Investment Income/(Loss)	(0.04)%	1.37%	2.29%
Portfolio Turnover Rate	69%	82%	6%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.66	$32.68	$31.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.11)	0.21	0.08
Net realized and unrealized gain/(loss)	(3.11)	(2.97)	0.62
Total from Investment Operations	(3.22)	(2.76)	0.70
Less Dividends and Distributions:
Dividends (from net investment income)	(0.56)	(0.26)	—
Total Dividends and Distributions	(0.56)	(0.26)	—
Net Asset Value, End of Period	$25.88	$29.66	$32.68
Total Return*	(10.60)%	(8.51)%	2.19%
Net Assets, End of Period (in thousands)	$58,078	$118,408	$184,366
Average Net Assets for the Period (in thousands)	$74,645	$154,929	$183,018
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.16%	2.04%	2.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.06%	2.02%	2.22%
Ratio of Net Investment Income/(Loss)	(0.83)%	0.65%	1.44%
Portfolio Turnover Rate	69%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson European Focus Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015		2014
Net Asset Value, Beginning of Period	$32.17	$36.91	$35.42		$29.23
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.34	0.44	0.35		0.66
Net realized and unrealized gain/(loss)	2.50	(4.94)	1.67		5.60
Total from Investment Operations	2.84	(4.50)	2.02		6.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.79)	(0.24)	(0.53)		(0.07)
Total Dividends and Distributions	(0.79)	(0.24)	(0.53)		(0.07)
Net Asset Value, End of Period	$34.22	$32.17	$36.91		$35.42
Total Return*	9.15%	(12.22)%	5.86%		21.43%
Net Assets, End of Period (in thousands)	$274,588	$560,452	$905,598		$750,572
Average Net Assets for the Period (in thousands)	$381,753	$810,537	$669,133		$686,867
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.28%	1.30%		1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.28%	1.30%		1.37%
Ratio of Net Investment Income/(Loss)	1.06%	1.35%	0.99%		1.88%
Portfolio Turnover Rate	57%	62%	75%		90%
				1

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$30.06	$34.57	$33.35	$27.67
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.11	0.22	0.04	0.32
Net realized and unrealized gain/(loss)	2.32	(4.69)	1.59	5.36
Total from Investment Operations	2.43	(4.47)	1.63	5.68
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.04)	(0.41)	—
Total Dividends and Distributions	(0.51)	(0.04)	(0.41)	—
Net Asset Value, End of Period	$31.98	$30.06	$34.57	$33.35
Total Return*	8.32%	(12.94)%	5.02%	20.53%
Net Assets, End of Period (in thousands)	$188,120	$287,339	$365,135	$266,900
Average Net Assets for the Period (in thousands)	$219,705	$328,767	$287,767	$197,376
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.11%	2.07%	2.09%	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.11%	2.07%	2.09%	2.14%
Ratio of Net Investment Income/(Loss)	0.36%	0.71%	0.12%	0.98%
Portfolio Turnover Rate	57%	62%	75%	90%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.61	$35.02	$34.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.57	0.14
Net realized and unrealized gain/(loss)	(3.39)	(3.20)	0.67
Total from Investment Operations	(3.37)	(2.63)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(1.13)	(0.78)	—
Total Dividends and Distributions	(1.13)	(0.78)	—
Net Asset Value, End of Period	$27.11	$31.61	$35.02
Total Return*	(10.20)%	(7.67)%	2.37%
Net Assets, End of Period (in thousands)	$2,467	$2,875	$2,776
Average Net Assets for the Period (in thousands)	$2,415	$3,071	$2,683
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	1.19%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.11%	1.11%
Ratio of Net Investment Income/(Loss)	0.18%	1.71%	2.52%
Portfolio Turnover Rate	69%	82%	6%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.59	$34.94	$34.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.54	0.15
Net realized and unrealized gain/(loss)	(3.37)	(3.14)	0.66
Total from Investment Operations	(3.35)	(2.60)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(1.12)	(0.75)	—
Total Dividends and Distributions	(1.12)	(0.75)	—
Net Asset Value, End of Period	$27.12	$31.59	$34.94
Total Return*	(10.13)%	(7.60)%	2.37%
Net Assets, End of Period (in thousands)	$324,771	$695,302	$1,234,695
Average Net Assets for the Period (in thousands)	$447,709	$1,025,799	$1,231,744
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.03%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.02%	1.06%
Ratio of Net Investment Income/(Loss)	0.17%	1.60%	2.59%
Portfolio Turnover Rate	69%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson European Focus Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.68
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.21
Total Return*	2.03%
Net Assets, End of Period (in thousands)	$2,585
Average Net Assets for the Period (in thousands)	$2,342
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%
Ratio of Net Investment Income/(Loss)	2.11%
Portfolio Turnover Rate	57%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.18	$36.90	$35.48	$29.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.44	0.60	0.42	0.74
Net realized and unrealized gain/(loss)	2.47	(5.02)	1.67	5.61
Total from Investment Operations	2.91	(4.42)	2.09	6.35
Less Dividends and Distributions:
Dividends (from net investment income)	(0.96)	(0.30)	(0.67)	(0.12)
Total Dividends and Distributions	(0.96)	(0.30)	(0.67)	(0.12)
Net Asset Value, End of Period	$34.13	$32.18	$36.90	$35.48
Total Return*	9.44%	(12.01)%	6.10%	21.73%
Net Assets, End of Period (in thousands)	$1,277,021	$1,874,371	$2,357,546	$1,400,298
Average Net Assets for the Period (in thousands)	$1,414,519	$2,276,749	$1,653,249	$804,994
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.04%	1.07%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	1.04%	1.07%	1.11%
Ratio of Net Investment Income/(Loss)	1.38%	1.83%	1.19%	2.09%
Portfolio Turnover Rate	57%	62%	75%	90%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.64	$34.89	$34.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.56	0.13
Net realized and unrealized gain/(loss)	(3.43)	(3.14)	0.66
Total from Investment Operations	(3.38)	(2.58)	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(1.36)	(0.67)	—
Total Dividends and Distributions	(1.36)	(0.67)	—
Net Asset Value, End of Period	$26.90	$31.64	$34.89
Total Return*	(10.12)%	(7.54)%	2.32%
Net Assets, End of Period (in thousands)	$223	$284	$318
Average Net Assets for the Period (in thousands)	$223	$332	$245
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.41%	1.43%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.97%	1.19%
Ratio of Net Investment Income/(Loss)	0.35%	1.68%	2.29%
Portfolio Turnover Rate	69%	82%	6%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.53	$35.01	$34.20
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	0.47	0.13
Net realized and unrealized gain/(loss)	(3.46)	(3.20)	0.68
Total from Investment Operations	(3.48)	(2.73)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(2.02)	(0.75)	—
Total Dividends and Distributions	(2.02)	(0.75)	—
Net Asset Value, End of Period	$26.03	$31.53	$35.01
Total Return*	(10.17)%	(7.96)%	2.37%
Net Assets, End of Period (in thousands)	$43	$48	$52
Average Net Assets for the Period (in thousands)	$42	$50	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.68%	4.42%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.35%	1.30%
Ratio of Net Investment Income/(Loss)	(0.14)%	1.42%	2.34%
Portfolio Turnover Rate	69%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson European Focus Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$32.18	$34.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.57
Net realized and unrealized gain/(loss)	2.47	(2.46)
Total from Investment Operations	2.89	(1.89)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.97)	(0.30)
Total Dividends and Distributions	(0.97)	(0.30)
Net Asset Value, End of Period	$34.10	$32.18
Total Return*	9.36%	(5.54)%
Net Assets, End of Period (in thousands)	$210	$1,413
Average Net Assets for the Period (in thousands)	$1,074	$1,393
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.05%
Ratio of Net Investment Income/(Loss)	1.34%	2.68%
Portfolio Turnover Rate	57%	62%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.67
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.20
Total Return*	2.00%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%
Ratio of Net Investment Income/(Loss)	1.67%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

24	MARCH 31, 2019

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$31.57	$35.03	$34.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.54	0.13
Net realized and unrealized gain/(loss)	(3.38)	(3.21)	0.68
Total from Investment Operations	(3.36)	(2.67)	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(1.08)	(0.79)	—
Total Dividends and Distributions	(1.08)	(0.79)	—
Net Asset Value, End of Period	$27.13	$31.57	$35.03
Total Return*	(10.20)%	(7.79)%	2.37%
Net Assets, End of Period (in thousands)	$852	$929	$1,275
Average Net Assets for the Period (in thousands)	$779	$1,598	$1,077
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.31%	1.22%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.20%	1.18%
Ratio of Net Investment Income/(Loss)	0.16%	1.59%	2.26%
Portfolio Turnover Rate	69%	82%	6%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson European Focus Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$33.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05
Net realized and unrealized gain/(loss)	0.64
Total from Investment Operations	0.69
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$34.22
Total Return*	2.06%
Net Assets, End of Period (in thousands)	$983
Average Net Assets for the Period (in thousands)	$63
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.21%
Ratio of Net Investment Income/(Loss)	1.60%
Portfolio Turnover Rate	57%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson European Focus Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of European companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson European Focus Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

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Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

28	MARCH 31, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

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Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty

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Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

There were no forward currency contracts held at March 31, 2019.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable). The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

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Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various equity index securities for the purpose of increasing exposure to broad equity risk.

During the period, the Fund purchased put options on various equity index securities for the purpose of decreasing exposure to broad equity risk.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various equity securities for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote put options on various equity indices for the purpose of increasing exposure to broad equity risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

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Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$11,791,110	$—	$(11,791,110)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Janus Investment Fund	35

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $11,791,110 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2019 is $12,381,742, resulting in the net amount due to the counterparty of $590,632.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	1.00
Next $1 Billion	0.90
Next $1 Billion	0.85
Over $2.5 Billion	0.80

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between

36	MARCH 31, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are

Janus Investment Fund	37

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $1,967.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class A Shares paid CDSCs of $2,608 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $2,580.

38	MARCH 31, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	2		-*
Class I Shares	-*		-*
Class N Shares	20		-*
Class S Shares	100		-*
Class T Shares	5		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(201,920,147)	$(135,034,119)	$ (336,954,266)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 558,571,589	$14,817,307	$(32,537,099)	$ (17,719,792)

Janus Investment Fund	39

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of March 31, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 207,770	$ (11,527)	$ 196,243

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	938,849	$ 25,865,450	640,511	$ 21,780,184
Reinvested dividends and distributions	217,137	5,233,004	115,062	3,940,887
Shares repurchased	(1,765,716)	(47,058,292)	(2,986,968)	(100,372,876)
Net Increase/(Decrease)	(609,730)	$ (15,959,838)	(2,231,395)	$ (74,651,805)
Class C Shares:
Shares sold	151,904	$ 3,618,634	163,147	$ 5,201,201
Reinvested dividends and distributions	57,351	1,312,189	37,785	1,216,673
Shares repurchased	(1,957,542)	(49,824,942)	(1,849,968)	(57,991,165)
Net Increase/(Decrease)	(1,748,287)	$ (44,894,119)	(1,649,036)	$ (51,573,291)
Class D Shares:
Shares sold	21,668	$ 561,550	43,629	$ 1,478,386
Reinvested dividends and distributions	4,007	95,858	1,855	63,200
Shares repurchased	(25,625)	(696,940)	(33,789)	(1,133,850)
Net Increase/(Decrease)	50	$ (39,532)	11,695	$ 407,736
Class I Shares:
Shares sold	1,908,557	$ 49,917,039	7,302,305	$ 248,954,487
Reinvested dividends and distributions	661,604	15,818,962	635,496	21,625,919
Shares repurchased	(12,602,349)	(328,877,824)	(21,264,005)	(708,265,466)
Net Increase/(Decrease)	(10,032,188)	$(263,141,823)	(13,326,204)	$(437,685,060)
Class N Shares:
Shares sold	702	$ 19,744	5,092	$ 173,343
Reinvested dividends and distributions	435	10,309	202	6,895
Shares repurchased	(1,802)	(50,824)	(5,456)	(184,930)
Net Increase/(Decrease)	(665)	$ (20,771)	(162)	$ (4,692)
Class S Shares:
Shares sold	-	$ -	-	$ 1
Reinvested dividends and distributions	132	3,065	34	1,110
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	132	$ 3,065	34	$ 1,111
Class T Shares:
Shares sold	9,854	$ 251,738	91,176	$ 3,098,424
Reinvested dividends and distributions	1,154	27,608	1,386	47,219
Shares repurchased	(9,026)	(236,139)	(99,509)	(3,292,294)
Net Increase/(Decrease)	1,982	$ 43,207	(6,947)	$ (146,651)

40	MARCH 31, 2019

Janus Henderson European Focus Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$458,840,325	$ 839,481,533	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	41

Janus Henderson European Focus Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares) (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

42	MARCH 31, 2019

Janus Henderson European Focus Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson European Focus Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	49

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	51

Janus Henderson European Focus Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

52	MARCH 31, 2019

Janus Henderson European Focus Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	53

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	MARCH 31, 2019

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	55

Janus Henderson European Focus Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	MARCH 31, 2019

Janus Henderson European Focus Fund

Notes

NotesPage1

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93080 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Forty Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Forty Fund

Janus Henderson Forty Fund (unaudited)

FUND SNAPSHOT

We believe that constructing a concentrated portfolio of quality growth companies will allow us to outperform our benchmark over time. We define quality as companies that enjoy sustainable “moats” around their businesses, potentially allowing them to grow faster, with higher returns, than their competitors. We believe the market often underestimates these companies’ sustainable competitive advantage periods.

Doug Rao co-portfolio manager	Nick Schommer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2019, Janus Henderson Forty Fund’s Class I Shares returned -0.79% versus a return of -2.34% for the Fund’s primary benchmark, the Russell 1000® Growth Index. The Fund’s secondary benchmark, the S&P 500® Index, returned -1.72% for the period.

INVESTMENT ENVIRONMENT

Equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China and a rising fed funds rate all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter.

PERFORMANCE DISCUSSION

As part of our investment strategy, we seek companies that have built clear, sustainable competitive moats around their businesses, which should help them grow market share within their respective industries over time. Important competitive advantages could include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage or patent protection over valuable intellectual property. We think emphasizing these sustainable competitive advantages can be a meaningful driver of outperformance over longer time horizons because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders. This period, many of the companies in our portfolio continued to put up impressive results and validate our view that they are well positioned to grow in excess of the market.

American Tower REIT was our largest contributor. REITs and other defensive stocks generally performed better than the broader market during the fourth quarter, but strong operating performance has also played a role in the stock’s appreciation. Going forward, we like the growth opportunity in front of American Tower. The company owns and operates wireless and broadcast communications towers, and demand for its critical infrastructure should only grow as the population uses ever more data. Further, companies such as American Tower enjoy local monopolies of the land and towers they own, which should give them a high degree of pricing power as data demand grows.

PayPal was another stock that made meaningful contributions to Fund performance. In recent months the company has announced several rewards programs and partnerships with retailers, payments companies and banks. The company also made a strategic investment in Latin American e-commerce giant MercadoLibre, and launched a new “Checkout with Instagram” program, which allows consumers who tap on Instagram’s product tags to buy those products. Together, these initiatives increase the likelihood the company can sustain high earnings and revenue growth, and helped drive the stock higher. We continue to see upside for PayPal, as more commerce migrates to mobile devices.

Merck was another contributor. During the period, the pharmaceutical giant reported positive earnings and revenue growth, driven in part by sales of Keytruda, a cancer-fighting immunotherapy. We believe Keytruda still has significant growth potential: In late summer, both the FDA and European Medicines Agency approved a combination treatment of Keytruda and chemotherapy to address non-small cell lung cancer. Late-stage clinical trials showed that this combination significantly improved overall survival for patients, reducing the risk of death by more than 50% compared to chemotherapy alone. In addition, Merck continues to research other indications for the drug and recently reported positive phase 3 trial

Janus Investment Fund	1

Janus Henderson Forty Fund (unaudited)

results for Keytruda, in combination with chemotherapy, for the treatment of kidney cancer.

We also held stocks that detracted from results. Amazon was our largest detractor. The stock was down after the company released earnings guidance below consensus estimates. International growth for the company has also slowed in recent months, but our general view on the stock hasn’t changed. The company’s scale and distribution advantage have entrenched it as the dominant e-commerce platform, which should allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, Amazon Web Services is revolutionizing the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Nvidia also detracted from performance. The stock declined after the company reported earnings below consensus expectations. We continue to like the Nvidia’s long-term outlook, however. The company is a leading supplier of Graphics Processing Units (GPUs), which are at the forefront of accelerated computing, artificial intelligence and autonomous driving. We like the company’s growth potential as these secular themes push forward.

Allergan was another detractor. A few executional issues negatively affected the stock during the period. In the first quarter, the pharmaceutical company walked back expectations it would divest two units, which disappointed investors and created less confidence in the company’s management team. In the first quarter, the company made no mention of Rapastinel, a key pipeline drug treating major depressive disorder, in its earnings release. The company had recently completed phase 3 trials for the drug and its omission from the news released fueled speculation that some of the data from those trials may not be positive. The company, meanwhile, stated that the omission was simply an oversight. We are looking past these near-term issues, and continue to see upside for the stock. In our view, the current stock price considerably undervalues Allergan’s medical aesthetics franchise, which includes Botox and Juvéderm. We believe the duration of growth for those franchises will exceed current market expectations. We also believe that with credibility of management low, a change in management or simply better execution by the company could be a catalyst for better stock performance.

OUTLOOK

We believe U.S. equities are fairly valued, given a backdrop of moderate domestic economic growth and more dovish Fed policy. However, with stocks already reasonably valued and international economic growth and trade conflict still posing risks to markets, we don’t envision further multiple expansion. Instead, companies will need to demonstrate consistent earnings growth to drive further stock price appreciation.

We believe our portfolio is well suited for such an environment. Many of our holdings underpin some of the most powerful secular growth themes in today’s economy: the shift from traditional brick and mortar shopping to online spending, the switch of enterprise software from on-premises to the cloud, a proliferation of connected devices in the home and business, the shift in autos from the combustible engine to electronic vehicles and a growing global middle class, to name a few. We’ve mentioned these themes in prior quarters and while they are well known, they are still early in their development. We remain confident in our companies’ ability to grow earnings as these themes progress, and welcome backdrops in which earnings growth determines stock performance.

Thank you for your investment in Janus Henderson Forty Fund.

2	MARCH 31, 2019

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	American Tower Corp	0.98%	Amazon.com Inc	-0.74%
	PayPal Holdings Inc	0.43%	NVIDIA Corp	-0.72%
	Starbucks Corp	0.36%	Apple Inc	-0.66%
	Merck & Co Inc	0.32%	Allergan PLC	-0.54%
	Intuit Inc	0.31%	Activision Blizzard Inc	-0.50%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	0.72%	3.35%	2.26%
	Health Care	0.45%	17.84%	13.93%
	Information Technology	0.33%	32.53%	31.92%
	Consumer Discretionary	0.33%	10.32%	15.06%
	Industrials	0.32%	7.69%	12.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Communication Services	-0.37%	11.62%	12.02%
	Consumer Staples	-0.31%	0.00%	5.82%
	Financials	-0.24%	8.13%	4.38%
	Other**	0.02%	3.42%	0.00%
	Energy	0.15%	0.00%	0.81%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Forty Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Interactive Media & Services	7.1%
Microsoft Corp
Software	7.0%
Mastercard Inc
Information Technology Services	6.2%
Amazon.com Inc
Internet & Direct Marketing Retail	4.9%
salesforce.com Inc
Software	4.4%
29.6%

Asset Allocation - (% of Net Assets)
Common Stocks	96.7%
Investment Companies	3.6%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Forty Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-0.93%	12.10%	14.03%	15.89%	11.29%	1.04%
Class A Shares at MOP	-6.62%	5.65%	12.68%	15.20%	11.11%
Class C Shares at NAV	-1.23%	11.45%	13.37%	15.10%	10.72%	1.74%
Class C Shares at CDSC	-2.12%	10.45%	13.37%	15.10%	10.72%
Class D Shares(1)	-0.79%	12.42%	13.94%	15.76%	11.29%	0.79%
Class I Shares	-0.79%	12.48%	14.40%	16.23%	11.29%	0.72%
Class N Shares	-0.73%	12.56%	14.49%	15.76%	11.29%	0.66%
Class R Shares	-1.10%	11.71%	13.63%	15.45%	11.03%	1.40%
Class S Shares	-0.97%	12.03%	13.94%	15.76%	11.29%	1.15%
Class T Shares	-0.84%	12.29%	14.22%	15.76%	11.29%	0.91%
Russell 1000 Growth Index	-2.34%	12.75%	13.50%	17.52%	7.87%
S&P 500 Index	-1.72%	9.50%	10.91%	15.92%	7.97%
Morningstar Quartile - Class S Shares	-	2nd	1st	3rd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	552/1,427	173/1,314	640/1,126	27/620

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Forty Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of Janus Adviser Forty Fund (the “JAD predecessor fund”) into corresponding shares of the Fund.

Performance shown for Class S Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class S Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization of the Retirement Shares into the JAD predecessor fund). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class C Shares from September 30, 2002 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to September 30, 2002, the performance shown for Class C Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class C Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to September 30, 2002 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitation or waivers.

Performance shown for Class A Shares and Class R Shares reflects the historical performance of each corresponding class of the JAD predecessor fund from September 30, 2004 to July 6, 2009, calculated using the fees and expenses of the corresponding class of the JAD predecessor fund respectively, net of any applicable fee and expense limitations or waivers. Performance shown for each class for the periods August 1, 2000 to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). Performance shown for each class for the periods prior to August 1, 2000 reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for Class A Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers. Performance shown for Class R Shares for certain periods prior to September 30, 2004 was calculated using the fees and expenses of Class R Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to November 28, 2005, the performance shown for Class I Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares). For the periods prior to August 1, 2000, the performance shown for Class I Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to November 28, 2005 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on January 27, 2017. Performance shown for Class D Shares reflects the performance of the Fund's Class S Shares from July 6, 2009 to January 27, 2017, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class D Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund's Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class D Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series - Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) from August 1, 2000 to July 6, 2009, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class T Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class S Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods August 1, 2000 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class S Shares (formerly named Class I Shares) of the JAD predecessor fund (prior to the reorganization), calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to August 1, 2000, the performance shown for Class N Shares reflects the historical performance of the Retirement Shares of Janus Aspen Series – Forty Portfolio (as a result of a separate prior reorganization). Performance shown for certain periods prior to August 1, 2000 was calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, without the effect of any fee and expense limitations or waivers.

6	MARCH 31, 2019

Janus Henderson Forty Fund (unaudited)

Performance

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – May 1, 1997

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Forty Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$990.70	$4.62	$1,000.00	$1,020.29	$4.68	0.93%
Class C Shares	$1,000.00	$987.70	$7.63	$1,000.00	$1,017.25	$7.75	1.54%
Class D Shares	$1,000.00	$992.10	$3.48	$1,000.00	$1,021.44	$3.53	0.70%
Class I Shares	$1,000.00	$992.10	$3.13	$1,000.00	$1,021.79	$3.18	0.63%
Class N Shares	$1,000.00	$992.70	$2.78	$1,000.00	$1,022.14	$2.82	0.56%
Class R Shares	$1,000.00	$989.00	$6.50	$1,000.00	$1,018.40	$6.59	1.31%
Class S Shares	$1,000.00	$990.30	$5.21	$1,000.00	$1,019.70	$5.29	1.05%
Class T Shares	$1,000.00	$991.60	$3.92	$1,000.00	$1,020.99	$3.98	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2019

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 96.7%
Aerospace & Defense – 5.3%
Boeing Co	957,470	$365,198,207
Harris Corp	1,884,736	301,011,187
		666,209,394
Banks – 2.0%
Bank of America Corp	9,262,750	255,559,272
Capital Markets – 4.9%
Charles Schwab Corp	5,424,201	231,938,835
Intercontinental Exchange Inc	5,130,485	390,635,128
		622,573,963
Chemicals – 4.1%
Air Products & Chemicals Inc	1,173,940	224,175,582
Sherwin-Williams Co	668,387	287,880,965
		512,056,547
Construction Materials – 1.4%
Vulcan Materials Co	1,477,318	174,914,451
Electronic Equipment, Instruments & Components – 0.5%
Cognex Corp	1,332,172	67,754,268
Entertainment – 5.2%
Netflix Inc*	971,526	346,407,311
Walt Disney Co	2,815,722	312,629,614
		659,036,925
Equity Real Estate Investment Trusts (REITs) – 3.6%
American Tower Corp	2,292,653	451,790,200
Health Care Equipment & Supplies – 8.1%
Abbott Laboratories	2,186,314	174,773,941
Boston Scientific Corp*	8,692,798	333,629,587
Edwards Lifesciences Corp*	870,648	166,581,082
Intuitive Surgical Inc*	615,579	351,237,066
		1,026,221,676
Health Care Providers & Services – 1.9%
Humana Inc	902,786	240,141,076
Information Technology Services – 10.2%
Mastercard Inc	3,345,115	787,607,327
Pagseguro Digital Ltd*,#	3,696,676	110,345,779
PayPal Holdings Inc*	3,713,566	385,616,693
		1,283,569,799
Interactive Media & Services – 8.8%
Alphabet Inc - Class C*	767,277	900,253,777
Facebook Inc*	1,217,296	202,911,070
		1,103,164,847
Internet & Direct Marketing Retail – 4.9%
Amazon.com Inc*	345,300	614,892,975
Pharmaceuticals – 6.4%
Allergan PLC	2,158,529	316,030,231
Merck & Co Inc	3,092,362	257,191,747
Zoetis Inc	2,287,377	230,270,243
		803,492,221
Professional Services – 1.2%
CoStar Group Inc*	326,335	152,209,171
Road & Rail – 1.0%
Union Pacific Corp	784,716	131,204,515
Semiconductor & Semiconductor Equipment – 6.6%
ASML Holding NV	1,281,511	240,988,144
NVIDIA Corp	1,231,907	221,201,221
Texas Instruments Inc	3,453,296	366,291,107
		828,480,472
Software – 14.9%
Adobe Inc*	910,862	242,735,614

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Software – (continued)
Intuit Inc	805,244	$210,498,834
Microsoft Corp	7,453,682	879,087,255
salesforce.com Inc*	3,472,954	550,011,725
		1,882,333,428
Specialty Retail – 2.4%
Home Depot Inc	1,600,744	307,166,766
Technology Hardware, Storage & Peripherals – 1.5%
Apple Inc	998,787	189,719,591
Textiles, Apparel & Luxury Goods – 1.8%
NIKE Inc	2,670,120	224,850,805
Total Common Stocks (cost $8,253,954,998)		12,197,342,362
Investment Companies – 3.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	9,548,000	9,548,000
Money Markets – 3.5%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	440,212,546	440,212,546
Total Investment Companies (cost $449,760,546)		449,760,546
Total Investments (total cost $8,703,715,544) – 100.3%		12,647,102,908
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(32,626,485)
Net Assets – 100%		$12,614,476,423

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$12,295,768,985	97.2%
Netherlands	240,988,144	1.9
Brazil	110,345,779	0.9

Total	$12,647,102,908	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 3.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$4,891∆	$-	$-	$9,548,000
Money Markets - 3.5%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	4,657,720	-	-	440,212,546
Total Affiliated Investments - 3.6%	$4,662,611	$-	$-	$449,760,546

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Forty Fund

Schedule of Investments (unaudited)

March 31, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 3.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.1%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	-	108,690,425	(99,142,425)	9,548,000
Money Markets - 3.5%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	319,371,513	1,804,030,033	(1,683,189,000)	440,212,546

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Forty Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$12,197,342,362	$-	$-
Investment Companies	-	449,760,546	-
Total Assets	$12,197,342,362	$449,760,546	$-

12	MARCH 31, 2019

Janus Henderson Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement

Assets:
Unaffiliated investments, at value(1)(2)	$12,197,342,362
Affiliated investments, at value(3)	449,760,546
Cash	2,179,199
Non-interested Trustees' deferred compensation	306,515
Receivables:
Dividends	8,353,359
Fund shares sold	2,658,468
Dividends from affiliates	915,039
Foreign tax reclaims	46,644
Other assets	61,861
Total Assets	12,661,623,993
Liabilities:
Collateral for securities loaned (Note 2)	9,548,000
Payables:	—
Investments purchased	20,371,806
Fund shares repurchased	8,368,124
Advisory fees	6,022,877
Transfer agent fees and expenses	1,737,545
12b-1 Distribution and shareholder servicing fees	337,719
Non-interested Trustees' deferred compensation fees	306,515
Non-interested Trustees' fees and expenses	88,186
Professional fees	29,477
Affiliated fund administration fees payable	26,557
Custodian fees	4,313
Accrued expenses and other payables	306,451
Total Liabilities	47,147,570
Net Assets	$12,614,476,423

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Forty Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$8,207,251,709
Total distributable earnings (loss)	4,407,224,714
Total Net Assets	$12,614,476,423
Net Assets - Class A Shares	$273,718,274
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,012,583
Net Asset Value Per Share(4)	$34.16
Maximum Offering Price Per Share(5)	$36.24
Net Assets - Class C Shares	$153,213,853
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,507,558
Net Asset Value Per Share(4)	$27.82
Net Assets - Class D Shares	$7,560,350,968
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	228,767,514
Net Asset Value Per Share	$33.05
Net Assets - Class I Shares	$1,081,283,878
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	30,442,160
Net Asset Value Per Share	$35.52
Net Assets - Class N Shares	$209,408,605
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,873,167
Net Asset Value Per Share	$35.66
Net Assets - Class R Shares	$113,925,468
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,751,739
Net Asset Value Per Share	$30.37
Net Assets - Class S Shares	$470,858,488
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,374,577
Net Asset Value Per Share	$32.76
Net Assets - Class T Shares	$2,751,716,889
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	82,201,347
Net Asset Value Per Share	$33.48

(1) Includes cost of $8,253,954,998.

(2) Includes $9,317,000 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $449,760,546.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Forty Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$55,371,457
Dividends from affiliates	4,657,720
Affiliated securities lending income, net	4,891
Other income	59
Total Investment Income	60,034,127
Expenses:
Advisory fees	36,020,521
12b-1 Distribution and shareholder servicing fees:
Class A Shares	307,345
Class C Shares	748,574
Class R Shares	278,720
Class S Shares	570,342
Transfer agent administrative fees and expenses:
Class D Shares	4,267,527
Class R Shares	140,395
Class S Shares	571,472
Class T Shares	3,262,772
Transfer agent networking and omnibus fees:
Class A Shares	140,268
Class C Shares	65,872
Class I Shares	336,623
Other transfer agent fees and expenses:
Class A Shares	11,962
Class C Shares	8,224
Class D Shares	355,847
Class I Shares	22,261
Class N Shares	2,252
Class R Shares	704
Class S Shares	2,377
Class T Shares	11,982
Shareholder reports expense	387,398
Non-interested Trustees’ fees and expenses	190,678
Affiliated fund administration fees	148,956
Registration fees	122,526
Professional fees	68,790
Custodian fees	38,318
Other expenses	351,033
Total Expenses	48,433,739
Less: Excess Expense Reimbursement and Waivers	(4,027,386)
Net Expenses	44,406,353
Net Investment Income/(Loss)	15,627,774
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	554,063,266
Total Net Realized Gain/(Loss) on Investments	554,063,266
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(726,867,976)
Total Change in Unrealized Net Appreciation/Depreciation	(726,867,976)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(157,176,936)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Forty Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$15,627,774	$8,325,072
Net realized gain/(loss) on investments	554,063,266	877,375,058
Change in unrealized net appreciation/depreciation	(726,867,976)	1,749,329,444
Net Increase/(Decrease) in Net Assets Resulting from Operations	(157,176,936)	2,635,029,574
Dividends and Distributions to Shareholders
Class A Shares	(18,784,552)	(18,668,804)
Class C Shares	(14,002,455)	(23,620,519)
Class D Shares	(541,315,460)	(606,032,510)
Class I Shares	(72,448,869)	(79,398,011)
Class N Shares	(13,332,985)	(13,224,478)
Class R Shares	(9,326,536)	(11,176,636)
Class S Shares	(35,225,231)	(45,770,346)
Class T Shares	(197,037,274)	(226,361,963)
Net Decrease from Dividends and Distributions to Shareholders	(901,473,362)	(1,024,253,267)
Capital Share Transactions:
Class A Shares	53,951,812	(2,149,055)
Class C Shares	(51,384,519)	(33,771,099)
Class D Shares	341,549,653	243,507,193
Class I Shares	43,663,029	48,594,533
Class N Shares	24,026,878	26,335,604
Class R Shares	(2,422,046)	(5,991,772)
Class S Shares	(2,221,879)	(66,337,774)
Class T Shares	53,575,993	47,782,581
Net Increase/(Decrease) from Capital Share Transactions	460,738,921	257,970,211
Net Increase/(Decrease) in Net Assets	(597,911,377)	1,868,746,518
Net Assets:
Beginning of period	13,212,387,800	11,343,641,282
End of period	$12,614,476,423	$13,212,387,800

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Forty Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$37.42	$33.03	$30.17	$31.28	$41.89	$45.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	(0.04)	(0.03)	(0.10)	(0.11)	(0.13)
Net realized and unrealized gain/(loss)	(0.74)	7.38	6.13	3.50	3.70	5.38
Total from Investment Operations	(0.73)	7.34	6.10	3.40	3.59	5.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	(0.39)
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)
Total Dividends and Distributions	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(9.15)
Net Asset Value, End of Period	$34.16	$37.42	$33.03	$30.17	$31.28	$41.89
Total Return*	(0.93)%	23.77%	22.03%	11.36%	10.79%	12.72%
Net Assets, End of Period (in thousands)	$273,718	$237,547	$211,197	$233,191	$220,007	$251,009
Average Net Assets for the Period (in thousands)	$246,551	$220,973	$219,728	$234,755	$232,651	$353,889
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.04%	1.07%	1.10%	1.05%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.98%	1.02%	1.10%	1.05%	0.92%
Ratio of Net Investment Income/(Loss)	0.09%	(0.13)%	(0.11)%	(0.32)%	(0.33)%	(0.30)%
Portfolio Turnover Rate	24%	37%	56%	40%	49%	51%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$31.11	$28.08	$26.27	$27.92	$39.00	$43.19
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.08)	(0.21)	(0.19)	(0.23)	(0.22)	(0.41)
Net realized and unrealized gain/(loss)	(0.68)	6.19	5.24	3.09	3.34	5.04
Total from Investment Operations	(0.76)	5.98	5.05	2.86	3.12	4.63
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	(0.06)
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)
Total Dividends and Distributions	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(8.82)
Net Asset Value, End of Period	$27.82	$31.11	$28.08	$26.27	$27.92	$39.00
Total Return*	(1.23)%	23.05%	21.24%	10.72%	10.26%	11.89%
Net Assets, End of Period (in thousands)	$153,214	$227,488	$235,992	$261,902	$258,107	$297,564
Average Net Assets for the Period (in thousands)	$167,248	$235,933	$245,129	$262,926	$281,771	$320,463
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.66%	1.69%	1.68%	1.45%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.54%	1.59%	1.64%	1.68%	1.45%	1.67%
Ratio of Net Investment Income/(Loss)	(0.56)%	(0.74)%	(0.72)%	(0.91)%	(0.73)%	(1.04)%
Portfolio Turnover Rate	24%	37%	56%	40%	49%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Forty Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$36.25	$32.02	$28.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.05	0.04	0.05
Net realized and unrealized gain/(loss)	(0.72)	7.15	4.62
Total from Investment Operations	(0.67)	7.19	4.67
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	—
Total Dividends and Distributions	(2.53)	(2.96)	(1.46)
Net Asset Value, End of Period	$33.05	$36.25	$32.02
Total Return*	(0.79)%	24.06%	16.71%
Net Assets, End of Period (in thousands)	$7,560,351	$7,842,180	$6,646,830
Average Net Assets for the Period (in thousands)	$7,132,084	$7,241,280	$4,012,697
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.79%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.73%	0.73%
Ratio of Net Investment Income/(Loss)	0.31%	0.13%	0.25%
Portfolio Turnover Rate	24%	37%	56%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$38.74	$34.00	$30.87	$31.83	$42.28	$46.14
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.07	0.07	—(3)	(0.01)	0.02
Net realized and unrealized gain/(loss)	(0.76)	7.63	6.30	3.55	3.76	5.42
Total from Investment Operations	(0.69)	7.70	6.37	3.55	3.75	5.44
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	—	—	—	(0.54)
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)
Total Dividends and Distributions	(2.53)	(2.96)	(3.24)	(4.51)	(14.20)	(9.30)
Net Asset Value, End of Period	$35.52	$38.74	$34.00	$30.87	$31.83	$42.28
Total Return*	(0.79)%	24.19%	22.43%	11.67%	11.17%	13.11%
Net Assets, End of Period (in thousands)	$1,081,284	$1,125,445	$935,002	$776,138	$834,919	$1,095,564
Average Net Assets for the Period (in thousands)	$1,022,947	$1,024,982	$820,856	$807,798	$964,589	$773,534
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.72%	0.75%	0.78%	0.75%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.66%	0.70%	0.78%	0.75%	0.60%
Ratio of Net Investment Income/(Loss)	0.38%	0.19%	0.22%	(0.01)%	(0.04)%	0.05%
Portfolio Turnover Rate	24%	37%	56%	40%	49%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Forty Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$38.86	$34.08	$30.92	$31.86	$42.26	$46.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.08	0.09	0.09	0.02	0.02	0.06
Net realized and unrealized gain/(loss)	(0.75)	7.66	6.31	3.55	3.78	5.40
Total from Investment Operations	(0.67)	7.75	6.40	3.57	3.80	5.46
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.02)	—	—	—	(0.59)
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)
Total Dividends and Distributions	(2.53)	(2.97)	(3.24)	(4.51)	(14.20)	(9.35)
Net Asset Value, End of Period	$35.66	$38.86	$34.08	$30.92	$31.86	$42.26
Total Return*	(0.73)%	24.27%	22.49%	11.73%	11.34%	13.17%
Net Assets, End of Period (in thousands)	$209,409	$199,929	$148,223	$129,093	$110,956	$68,810
Average Net Assets for the Period (in thousands)	$191,979	$178,576	$147,902	$122,505	$87,250	$54,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.63%	0.66%	0.68%	0.71%	0.69%	0.52%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.60%	0.63%	0.71%	0.69%	0.52%
Ratio of Net Investment Income/(Loss)	0.45%	0.26%	0.30%	0.06%	0.06%	0.15%
Portfolio Turnover Rate	24%	37%	56%	40%	49%	51%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.65	$30.08	$27.84	$29.30	$40.19	$44.25
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.15)	(0.13)	(0.19)	(0.22)	(0.26)
Net realized and unrealized gain/(loss)	(0.71)	6.67	5.61	3.24	3.53	5.18
Total from Investment Operations	(0.75)	6.52	5.48	3.05	3.31	4.92
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	(0.22)
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)
Total Dividends and Distributions	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(8.98)
Net Asset Value, End of Period	$30.37	$33.65	$30.08	$27.84	$29.30	$40.19
Total Return*	(1.10)%	23.34%	21.62%	10.88%	10.47%	12.35%
Net Assets, End of Period (in thousands)	$113,925	$127,954	$119,259	$116,521	$119,501	$136,575
Average Net Assets for the Period (in thousands)	$112,624	$123,528	$115,657	$118,781	$131,651	$150,821
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.40%	1.43%	1.47%	1.41%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.34%	1.37%	1.47%	1.41%	1.27%
Ratio of Net Investment Income/(Loss)	(0.30)%	(0.49)%	(0.46)%	(0.69)%	(0.69)%	(0.64)%
Portfolio Turnover Rate	24%	37%	56%	40%	49%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Forty Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$36.02	$31.93	$29.29	$30.54	$41.21	$45.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.08)	(0.06)	(0.12)	(0.13)	(0.15)
Net realized and unrealized gain/(loss)	(0.72)	7.12	5.94	3.38	3.66	5.31
Total from Investment Operations	(0.73)	7.04	5.88	3.26	3.53	5.16
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	(0.35)
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)
Total Dividends and Distributions	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(9.11)
Net Asset Value, End of Period	$32.76	$36.02	$31.93	$29.29	$30.54	$41.21
Total Return*	(0.97)%	23.63%	21.93%	11.15%	10.86%	12.69%
Net Assets, End of Period (in thousands)	$470,858	$516,748	$517,623	$535,216	$582,208	$687,469
Average Net Assets for the Period (in thousands)	$458,434	$525,707	$512,584	$567,568	$658,459	$1,215,799
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.15%	1.18%	1.21%	1.18%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.08%	1.12%	1.21%	1.12%	0.97%
Ratio of Net Investment Income/(Loss)	(0.05)%	(0.23)%	(0.20)%	(0.43)%	(0.40)%	(0.35)%
Portfolio Turnover Rate	24%	37%	56%	40%	49%	51%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$36.70	$32.40	$29.61	$30.76	$41.34	$45.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.03	0.01	0.05	(0.05)	(0.06)	(0.06)
Net realized and unrealized gain/(loss)	(0.72)	7.24	5.98	3.41	3.68	5.31
Total from Investment Operations	(0.69)	7.25	6.03	3.36	3.62	5.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—(2)	—	—	—	(0.42)
Distributions (from capital gains)	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(8.76)
Total Dividends and Distributions	(2.53)	(2.95)	(3.24)	(4.51)	(14.20)	(9.18)
Net Asset Value, End of Period	$33.48	$36.70	$32.40	$29.61	$30.76	$41.34
Total Return*	(0.84)%	23.96%	22.22%	11.43%	11.10%	12.90%
Net Assets, End of Period (in thousands)	$2,751,717	$2,935,096	$2,529,514	$88,954	$54,994	$25,731
Average Net Assets for the Period (in thousands)	$2,617,388	$2,727,557	$1,084,741	$85,549	$36,846	$30,580
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.91%	0.93%	0.96%	0.95%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.83%	0.82%	0.96%	0.94%	0.76%
Ratio of Net Investment Income/(Loss)	0.21%	0.02%	0.15%	(0.17)%	(0.17)%	(0.13)%
Portfolio Turnover Rate	24%	37%	56%	40%	49%	51%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Forty Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

Janus Investment Fund	21

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

22	MARCH 31, 2019

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Janus Investment Fund	23

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

24	MARCH 31, 2019

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Janus Investment Fund	25

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$9,317,000	$—	$(9,317,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus

26	MARCH 31, 2019

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $9,317,000 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2019 is $9,548,000, resulting in the net amount due to the counterparty of $231,000.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. Effective May 1, 2017, Janus Twenty Fund merged into the Fund. For two years after the merger Janus Capital has agreed to waive its investment advisory fee by calculating the performance adjustment using the lesser of the Fund’s 36-month historical performance or a blended historical performance comprised of Janus Twenty Fund’s performance for periods prior to the merger and the Fund’s performance for the periods after the merger.

The Fund’s prospectus and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.60%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment

Janus Investment Fund	27

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net

28	MARCH 31, 2019

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled

Janus Investment Fund	29

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $30,881.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class A Shares paid CDSCs of $100 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $5,503.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,704,466,666	$4,098,687,077	$(156,050,835)	$ 3,942,636,242

30	MARCH 31, 2019

Janus Henderson Forty Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,603,270	$ 85,729,400	2,241,106	$ 76,795,317
Reinvested dividends and distributions	483,439	14,333,976	392,329	12,503,531
Shares repurchased	(1,421,591)	(46,111,564)	(2,680,579)	(91,447,903)
Net Increase/(Decrease)	1,665,118	$ 53,951,812	(47,144)	$ (2,149,055)
Class C Shares:
Shares sold	604,937	$ 15,712,130	996,621	$ 28,184,962
Reinvested dividends and distributions	446,605	10,798,906	674,650	17,959,179
Shares repurchased	(2,856,656)	(77,895,555)	(2,761,780)	(79,915,240)
Net Increase/(Decrease)	(1,805,114)	$ (51,384,519)	(1,090,509)	$ (33,771,099)
Class D Shares:
Shares sold	2,920,374	$ 92,676,170	6,048,581	$201,104,710
Reinvested dividends and distributions	18,225,226	522,517,208	19,002,442	585,655,255
Shares repurchased	(8,685,835)	(273,643,725)	(16,340,352)	(543,252,772)
Net Increase/(Decrease)	12,459,765	$341,549,653	8,710,671	$243,507,193
Class I Shares:
Shares sold	5,061,394	$172,778,259	8,829,303	$313,005,081
Reinvested dividends and distributions	1,957,537	60,311,723	2,050,610	67,485,577
Shares repurchased	(5,630,243)	(189,426,953)	(9,327,489)	(331,896,125)
Net Increase/(Decrease)	1,388,688	$ 43,663,029	1,552,424	$ 48,594,533
Class N Shares:
Shares sold	885,231	$ 30,839,664	1,748,102	$ 62,047,405
Reinvested dividends and distributions	423,696	13,100,672	400,742	13,224,478
Shares repurchased	(580,561)	(19,913,458)	(1,352,763)	(48,936,279)
Net Increase/(Decrease)	728,366	$ 24,026,878	796,081	$ 26,335,604
Class R Shares:
Shares sold	339,680	$ 9,930,584	699,617	$ 21,607,022
Reinvested dividends and distributions	303,029	7,996,943	325,381	9,351,447
Shares repurchased	(693,571)	(20,349,573)	(1,187,093)	(36,950,241)
Net Increase/(Decrease)	(50,862)	$ (2,422,046)	(162,095)	$ (5,991,772)
Class S Shares:
Shares sold	840,457	$ 26,549,882	2,190,198	$ 72,387,455
Reinvested dividends and distributions	1,229,756	34,974,263	1,481,993	45,512,002
Shares repurchased	(2,041,188)	(63,746,024)	(5,538,495)	(184,237,231)
Net Increase/(Decrease)	29,025	$ (2,221,879)	(1,866,304)	$ (66,337,774)
Class T Shares:
Shares sold	3,309,668	$106,422,614	7,463,744	$251,464,084
Reinvested dividends and distributions	6,614,940	192,097,869	7,040,901	219,887,331
Shares repurchased	(7,690,755)	(244,944,490)	(12,599,938)	(423,568,834)
Net Increase/(Decrease)	2,233,853	$ 53,575,993	1,904,707	$ 47,782,581

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,774,297,781	$3,392,343,392	$ -	$ -

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7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

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Janus Henderson Forty Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Forty Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93041 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Global Equity Income Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Equity Income Fund

Janus Henderson Global Equity Income Fund (unaudited)

FUND SNAPSHOT

The Global Equity Income Fund is a long-only portfolio that seeks a high level of current income and steady capital appreciation. The Fund seeks global, high-quality, income-producing equities with a focus on international companies.

Ben Lofthouse co-portfolio manager	Job Curtis co-portfolio manager	Alex Crooke co-portfolio manager

PERFORMANCE

The Janus Henderson Global Equity Income Fund Class I Shares returned -2.50% over the six-month reporting period ended March 31, 2019. The Fund’s primary benchmark, MSCI World IndexSM, returned -2.61% and the Fund’s secondary benchmark, MSCI World High Dividend Yield IndexSM, returned 0.73%.

INVESTMENT ENVIRONMENT

Over the reporting period, global equity markets experienced extremely mixed performance. In the fourth quarter of 2018, markets fell strongly as investors digested mixed economic results and a hawkish Federal Reserve (Fed). During the first quarter of 2019, while data showed signs of a slowing economy, markets were once again encouraged that central banks would take action (i.e., Fed turning dovish) and/or continue accommodative policy easing (e.g., China, Europe, etc.). Not only did various equity indices demonstrate volatility by region, but so too did sector performance which diverged widely. As markets entered the fall of 2018, defensive shares outperformed. Early in 2019, sectors that performed strongly tended to have “bond proxy” and defensive qualities which were in line with declining Treasury yields and a degraded economic outlook.

PERFORMANCE DISCUSSION

The Fund continued to meet its high-income objectives over the period and outperformed its primary benchmark, the MSCI World Index; however, it lagged its secondary benchmark, the MSCI World High Dividend Yield Index.

By region, the Fund’s stock selection in the UK was a positive contributor to relative performance. While the UK performed better after a long period of underperformance, it still feels a bit “half-hearted” as foreign investors, for the most part, continue to avoid the area until there is some more clarity on Brexit. Notable performance also came from our underweight position and stock selection in Japan. Disappointing relative performance came largely from the Fund’s allocation to Asia (in particular Hong Kong, Taiwan and South Korea) as well as the allocation to Europe (in particular poor stock selection in Sweden).

By sector, the Fund’s largest contributors to relative performance were in the utilities, communication services and health care sectors, which is in line with the market favoring defensive and “bond-proxy” shares. The largest detractors from relative performance were found in the Fund’s large underweight to information technology, which, in our opinion, rallied strongly from oversold levels, and disappointing stock selection in the Fund’s allocation to financials, particularly banks. Our stock selection in industrials also detracted.

The U.S. dollar remained strong over the period, which acted as a headwind to U.S.-based international investors. The Fund’s euro and sterling currency hedges reduced the currency impact, but it was still a negative influence on total returns over the period.

Please see “Notes to Financial Statements” for information about the derivatives used by the Fund.

OUTLOOK

Our view hasn’t changed materially; global economic fundamentals remain in reasonably good shape, interest rates are likely to remain low (and possibly lower in the U.S.) and risk-asset valuations continue to be relatively inexpensive. Income from dividends continues to be attractive, particularly relative to corporate bond yields. European companies have declared and confirmed their dividends for 2019 and the market is generating a lot of income (this suggests that European companies feel strong and comfortable enough to part with a year’s worth of cash for shareholders).

The macroeconomic picture remains somewhat “goldilocks” at the moment. Meaning, there are opportunities to make money in credit, sovereigns, defensive equities and cyclical equities or you can put

Janus Investment Fund	1

Janus Henderson Global Equity Income Fund (unaudited)

your money into a money market that may offer a healthy yield. But history tells us that case doesn’t last for long.

We continue to wait for three major areas of potential risk to resolve in order to gain some clarity going forward: monetary policy, trade and politics. A lot is riding on how these play out in the second half of 2019.

Thank you for your investment in Janus Henderson Global Equity Income Fund.

2	MARCH 31, 2019

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Novartis AG	0.35%	Societe Generale SA	-0.51%
	Snam SpA	0.35%	TOTAL SA	-0.51%
	Enel SpA	0.31%	Carnival Corp	-0.41%
	Amcor Ltd/Australia	0.30%	Swedbank AB	-0.37%
	Roche Holding AG	0.27%	Hon Hai Precision Industry Co Ltd	-0.32%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	0.73%	7.54%	3.29%
	Communication Services	0.68%	11.39%	8.27%
	Health Care	0.66%	10.02%	13.14%
	Materials	0.29%	8.33%	4.58%
	Energy	0.14%	13.15%	6.18%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.66%	12.63%	16.27%
	Information Technology	-0.53%	4.53%	15.20%
	Industrials	-0.38%	7.21%	11.08%
	Real Estate	-0.35%	5.44%	3.15%
	Consumer Staples	-0.32%	9.85%	8.50%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Global Equity Income Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Roche Holding AG
Pharmaceuticals	2.7%
Sanofi
Pharmaceuticals	2.6%
Amcor Ltd/Australia
Containers & Packaging	2.6%
British American Tobacco PLC
Tobacco	2.5%
Tokyo Electron Ltd
Semiconductor & Semiconductor Equipment	2.5%
12.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Investment Companies	1.9%
Other	1.3%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Global Equity Income Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-2.52%	-5.07%	2.32%	8.11%	3.63%	1.09%	1.09%
Class A Shares at MOP	-8.16%	-10.56%	1.11%	7.47%	3.14%
Class C Shares at NAV	-2.99%	-5.73%	1.55%	7.30%	2.86%	1.76%	1.76%
Class C Shares at CDSC	-3.94%	-6.62%	1.55%	7.30%	2.86%
Class D Shares(1)	-2.57%	-5.04%	2.32%	8.11%	3.63%	0.88%	0.88%
Class I Shares	-2.50%	-4.76%	2.57%	8.40%	3.63%	0.76%	0.76%
Class N Shares	-2.46%	-4.71%	2.32%	8.11%	3.63%	0.72%	0.72%
Class S Shares	-2.67%	-5.29%	2.16%	8.02%	3.57%	2.38%	1.35%
Class T Shares	-2.57%	-4.92%	2.32%	8.11%	3.63%	0.94%	0.94%
MSCI World Index	-2.61%	4.01%	6.78%	12.38%	5.19%
MSCI World High Dividend Yield Index	0.73%	5.31%	4.96%	12.16%	4.09%
Morningstar Quartile - Class A Shares	-	2nd	1st	2nd	1st
Morningstar Ranking - based on total returns for Foreign Large Value Funds	-	63/321	40/271	77/219	11/172

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Janus Investment Fund	5

Janus Henderson Global Equity Income Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson Global Equity Income Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on November 30, 2006. Class I Shares and Class R6 Shares of the Predecessor Fund commenced operations on March 31, 2009 and November 30, 2015, respectively.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

6	MARCH 31, 2019

Janus Henderson Global Equity Income Fund (unaudited)

Performance

*The predecessor Fund’s inception date – November 30, 2006

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Equity Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$974.80	$5.47	$1,000.00	$1,019.40	$5.59	1.11%
Class C Shares	$1,000.00	$970.10	$8.64	$1,000.00	$1,016.16	$8.85	1.76%
Class D Shares	$1,000.00	$974.30	$4.87	$1,000.00	$1,020.00	$4.99	0.99%
Class I Shares	$1,000.00	$975.00	$3.84	$1,000.00	$1,021.04	$3.93	0.78%
Class N Shares	$1,000.00	$975.40	$3.64	$1,000.00	$1,021.24	$3.73	0.74%
Class S Shares	$1,000.00	$973.30	$6.54	$1,000.00	$1,018.30	$6.69	1.33%
Class T Shares	$1,000.00	$974.30	$4.63	$1,000.00	$1,020.24	$4.73	0.94%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 96.8%
Aerospace & Defense – 1.3%
BAE Systems PLC	9,458,007	$59,413,522
Air Freight & Logistics – 1.4%
Deutsche Post AG	1,927,309	62,688,666
Airlines – 0.2%
easyJet PLC	664,811	9,674,401
Automobiles – 1.1%
General Motors Co	1,414,898	52,492,716
Banks – 6.3%
ING Groep NV	7,442,558	90,020,576
Lloyds Banking Group PLC	49,731,908	40,242,480
Mitsubishi UFJ Financial Group Inc	10,273,300	50,991,021
Nordea Bank Abp	6,116,851	46,557,137
Societe Generale SA	790,113	22,841,655
Swedbank AB	2,753,648	38,910,823
		289,563,692
Beverages – 2.2%
Coca-Cola Amatil Ltd	6,141,598	37,713,288
Diageo PLC	1,591,016	65,013,845
		102,727,133
Capital Markets – 0.5%
St James's Place PLC	1,705,956	22,837,013
Chemicals – 2.0%
Akzo Nobel NV	510,277	45,208,260
DowDuPont Inc	840,247	44,793,568
		90,001,828
Containers & Packaging – 3.0%
Amcor Ltd/Australia	10,816,938	118,178,878
DS Smith PLC	4,322,372	18,906,473
		137,085,351
Diversified Telecommunication Services – 5.9%
Orange SA	2,256,911	36,704,737
Telenor ASA	4,019,027	80,501,735
TELUS Corp	2,980,531	110,325,597
Verizon Communications Inc	711,374	42,063,545
		269,595,614
Electric Utilities – 5.5%
Duke Energy Corp	666,616	59,995,440
Enel SpA	10,700,715	68,459,228
PPL Corp	2,250,164	71,420,205
SSE PLC	3,452,032	53,358,535
		253,233,408
Electrical Equipment – 0.9%
ABB Ltd	2,284,499	42,936,189
Electronic Equipment, Instruments & Components – 1.1%
Hon Hai Precision Industry Co Ltd	21,679,200	51,704,238
Equity Real Estate Investment Trusts (REITs) – 4.9%
Crown Castle International Corp	514,738	65,886,464
CyrusOne Inc	586,325	30,746,883
Eurocommercial Properties NV	1,704,620	49,174,304
Hammerson PLC	4,540,132	19,853,064
ICADE	221,797	18,757,143
Scentre Group	13,501,805	39,394,043
		223,811,901
Food Products – 2.6%
Marine Harvest ASA	3,705,966	82,741,644
Nestle SA (REG)	374,585	35,708,806
		118,450,450

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 3.9%
Carnival Corp	2,002,002	$101,541,541
Las Vegas Sands Corp	1,283,915	78,267,458
		179,808,999
Household Durables – 0.4%
Persimmon PLC	650,000	18,367,560
Industrial Conglomerates – 1.7%
Siemens AG	738,465	79,463,797
Insurance – 7.8%
AXA SA	2,732,251	68,736,838
Manulife Financial Corp	4,541,586	76,814,731
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	95,302	22,554,030
Phoenix Group Holdings PLC	6,467,611	57,059,972
Progressive Corp	407,468	29,374,368
Prudential PLC	3,392,310	67,918,647
Zurich Insurance Group AG	105,955	35,080,631
		357,539,217
Media – 0.4%
Atresmedia Corp de Medios de Comunicacion SA	3,719,483	17,429,731
Metals & Mining – 3.5%
BHP Group PLC	2,915,847	70,191,746
Rio Tinto PLC	1,555,273	90,347,725
		160,539,471
Multi-Utilities – 0.5%
Veolia Environnement SA	1,027,292	22,963,648
Oil, Gas & Consumable Fuels – 10.3%
BP PLC	7,304,212	53,122,061
Inter Pipeline Ltd	2,474,138	40,939,374
Repsol SA	2,582,903	44,208,147
Royal Dutch Shell PLC	3,054,602	95,861,015
SK Innovation Co Ltd	363,552	57,495,669
Snam SpA	17,981,307	92,348,869
TOTAL SA	1,607,827	89,301,681
		473,276,816
Paper & Forest Products – 2.1%
Stora Enso OYJ	4,052,945	49,526,499
UPM-Kymmene OYJ	1,574,365	45,911,180
		95,437,679
Pharmaceuticals – 12.4%
GlaxoSmithKline PLC	4,519,547	93,977,480
Novartis AG	989,354	95,188,675
Novo Nordisk A/S	1,183,406	61,958,802
Pfizer Inc	1,747,220	74,204,433
Roche Holding AG	457,801	126,165,449
Sanofi	1,358,920	120,013,191
		571,508,030
Professional Services – 3.3%
Adecco Group AG	2,029,561	108,297,620
SGS SA	18,114	45,089,394
		153,387,014
Semiconductor & Semiconductor Equipment – 2.5%
Tokyo Electron Ltd	787,100	113,650,393
Textiles, Apparel & Luxury Goods – 1.3%
Cie Financiere Richemont SA	649,439	47,323,260
Li & Fung Ltd	61,088,000	10,972,914
		58,296,174
Tobacco – 4.7%
British American Tobacco PLC	2,811,884	116,952,815

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Tobacco – (continued)
Imperial Brands PLC	2,846,130	$97,270,170
		214,222,985
Water Utilities – 0.6%
Severn Trent PLC	1,004,458	25,846,223
Wireless Telecommunication Services – 2.5%
SK Telecom Co Ltd	275,585	61,065,751
Vodafone Group PLC	30,267,465	55,101,267
		116,167,018
Total Common Stocks (cost $4,768,352,512)		4,444,120,877
Investment Companies – 1.9%
Money Markets – 1.9%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº (cost $89,696,747)	89,696,747	89,696,747
Total Investments (total cost $4,858,049,259) – 98.7%		4,533,817,624
Cash, Receivables and Other Assets, net of Liabilities – 1.3%		58,024,360
Net Assets – 100%		$4,591,841,984

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$1,131,316,014	25.0%
United States	740,483,368	16.3
Switzerland	535,790,024	11.8
France	379,318,893	8.4
Canada	228,079,702	5.0
Australia	195,286,209	4.3
Netherlands	184,403,140	4.1
Germany	164,706,493	3.6
Japan	164,641,414	3.6
Norway	163,243,379	3.6
Italy	160,808,097	3.6
Finland	141,994,816	3.1
South Korea	118,561,420	2.6
Denmark	61,958,802	1.4
Spain	61,637,878	1.4
Taiwan	51,704,238	1.1
Sweden	38,910,823	0.9
Hong Kong	10,972,914	0.2

Total	$4,533,817,624	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Equity Income Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
BNP Paribas:
British Pound	4/24/19	(314,062,606)	$417,208,273	$7,757,418
Euro	4/24/19	(330,919,551)	376,536,264	4,614,084
Total				$12,371,502

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$12,371,502

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$22,196,245

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 7,360,810

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, purchased	$ 12,315,881
Forward foreign currency exchange contracts, sold	1,086,166,455

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount purchased or sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World High Dividend Yield IndexSM	MSCI World High Dividend Yield IndexSM reflects the performance of high dividend yield securities from global developed markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

PLC	Public Limited Company
REG	Registered

ºº	Rate shown is the 7-day yield as of March 31, 2019.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$4,444,120,877	$-	$-
Investment Companies	89,696,747	-	-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	12,371,502	-
Total Assets	$4,533,817,624	$12,371,502	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$4,533,817,624
Cash	16,748,752
Forward foreign currency exchange contracts	12,371,502
Cash denominated in foreign currency(2)	8,200,235
Non-interested Trustees' deferred compensation	111,814
Receivables:
Dividends	49,814,768
Foreign tax reclaims	17,675,986
Fund shares sold	16,148,598
Investments sold	363,147
Other assets	248,081
Total Assets	4,655,500,507
Liabilities:
Payables:	—
Fund shares repurchased	34,158,056
Investments purchased	15,070,104
Dividends	7,613,536
Advisory fees	2,598,971
12b-1 Distribution and shareholder servicing fees	840,500
Transfer agent fees and expenses	594,345
Non-interested Trustees' deferred compensation fees	111,814
Non-interested Trustees' fees and expenses	32,686
Custodian fees	24,861
Professional fees	24,656
Affiliated fund administration fees payable	9,772
Accrued expenses and other payables	2,579,222
Total Liabilities	63,658,523
Net Assets	$4,591,841,984

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$5,478,807,918
Total distributable earnings (loss)	(886,965,934)
Total Net Assets	$4,591,841,984
Net Assets - Class A Shares	$686,220,161
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101,275,376
Net Asset Value Per Share(3)	$6.78
Maximum Offering Price Per Share(4)	$7.19
Net Assets - Class C Shares	$801,726,799
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	119,229,330
Net Asset Value Per Share(3)	$6.72
Net Assets - Class D Shares	$7,900,557
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,167,998
Net Asset Value Per Share	$6.76
Net Assets - Class I Shares	$3,008,728,011
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	443,002,333
Net Asset Value Per Share	$6.79
Net Assets - Class N Shares	$12,230,579
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,801,218
Net Asset Value Per Share	$6.79
Net Assets - Class S Shares	$2,128,367
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	315,370
Net Asset Value Per Share	$6.75
Net Assets - Class T Shares	$72,907,510
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,782,146
Net Asset Value Per Share	$6.76

(1) Includes cost of $4,858,049,259.

(2) Includes cost of $8,200,235.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Equity Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$175,824,450
Interest	4,887
Other income	754,674
Foreign tax withheld	(11,569,918)
Total Investment Income	165,014,093
Expenses:
Advisory fees	15,438,742
12b-1 Distribution and shareholder servicing fees:
Class A Shares	891,544
Class C Shares	4,205,782
Class S Shares	1,605
Transfer agent administrative fees and expenses:
Class D Shares	4,598
Class S Shares	1,605
Class T Shares	72,246
Transfer agent networking and omnibus fees:
Class A Shares	531,395
Class C Shares	317,018
Class I Shares	1,047,147
Other transfer agent fees and expenses:
Class A Shares	36,581
Class C Shares	43,443
Class D Shares	1,404
Class I Shares	70,153
Class N Shares	150
Class S Shares	17
Class T Shares	341
Shareholder reports expense	244,948
Custodian fees	207,958
Registration fees	102,540
Non-interested Trustees’ fees and expenses	68,334
Affiliated fund administration fees	58,095
Professional fees	53,119
Other expenses	174,715
Total Expenses	23,573,480
Less: Excess Expense Reimbursement and Waivers	(9,156)
Net Expenses	23,564,324
Net Investment Income/(Loss)	141,449,769

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$(285,554,942)
Forward foreign currency exchange contracts	22,196,245
Total Net Realized Gain/(Loss) on Investments	(263,358,697)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(66,212,208)
Forward foreign currency exchange contracts	7,360,810
Total Change in Unrealized Net Appreciation/Depreciation	(58,851,398)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(180,760,326)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Equity Income Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$141,449,769	$369,971,826
Net realized gain/(loss) on investments	(263,358,697)	(32,104,593)
Change in unrealized net appreciation/depreciation	(58,851,398)	(475,243,457)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(180,760,326)	(137,376,224)
Dividends and Distributions to Shareholders
Class A Shares	(19,840,643)	(54,569,323)
Class C Shares	(21,143,618)	(63,941,422)
Class D Shares	(223,932)	(535,365)
Class I Shares	(88,844,938)	(237,822,734)
Class N Shares	(325,331)	(403,091)
Class S Shares	(54,286)	(10,401)
Class T Shares	(1,789,488)	(3,632,004)
Net Decrease from Dividends and Distributions to Shareholders	(132,222,236)	(360,914,340)
Capital Share Transactions:
Class A Shares	(85,450,263)	35,368,973
Class C Shares	(176,256,508)	61,804,279
Class D Shares	(34,919)	6,211,673
Class I Shares	(297,933,122)	754,290,598
Class N Shares	5,662,360	2,256,978
Class S Shares	1,889,343	198,032
Class T Shares	22,214,084	29,309,124
Net Increase/(Decrease) from Capital Share Transactions	(529,909,025)	889,439,657
Net Increase/(Decrease) in Net Assets	(842,891,587)	391,149,093
Net Assets:
Beginning of period	5,434,733,571	5,043,584,478
End of period	$4,591,841,984	$5,434,733,571

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.16	$7.80	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.49	0.08
Net realized and unrealized gain/(loss)	(0.39)	(0.65)	0.05
Total from Investment Operations	(0.19)	(0.16)	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.48)	(0.11)
Total Dividends and Distributions	(0.19)	(0.48)	(0.11)
Net Asset Value, End of Period	$6.78	$7.16	$7.80
Total Return*	(2.52)%	(2.13)%	1.63%
Net Assets, End of Period (in thousands)	$686,220	$818,548	$856,276
Average Net Assets for the Period (in thousands)	$715,194	$878,570	$854,512
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.11%	1.09%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.09%	1.11%
Ratio of Net Investment Income/(Loss)	5.98%	6.43%	5.93%
Portfolio Turnover Rate	57%	137%	21%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.11	$7.75	$7.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.44	0.07
Net realized and unrealized gain/(loss)	(0.40)	(0.65)	0.04
Total from Investment Operations	(0.22)	(0.21)	0.11
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.43)	(0.09)
Total Dividends and Distributions	(0.17)	(0.43)	(0.09)
Net Asset Value, End of Period	$6.72	$7.11	$7.75
Total Return*	(2.99)%	(2.76)%	1.46%
Net Assets, End of Period (in thousands)	$801,727	$1,037,471	$1,073,190
Average Net Assets for the Period (in thousands)	$865,987	$1,127,161	$1,057,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.75%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.75%	1.85%
Ratio of Net Investment Income/(Loss)	5.28%	5.82%	5.18%
Portfolio Turnover Rate	57%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Equity Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015		2014
Net Asset Value, Beginning of Period	$7.29	$7.86	$8.36		$7.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.48	0.48		0.52
Net realized and unrealized gain/(loss)	0.50	(0.59)	(0.50)		0.48
Total from Investment Operations	0.97	(0.11)	(0.02)		1.00
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.46)	(0.48)		(0.49)
Total Dividends and Distributions	(0.48)	(0.46)	(0.48)		(0.49)
Net Asset Value, End of Period	$7.78	$7.29	$7.86		$8.36
Total Return*	13.90%	(1.05)%	(0.21)%		12.93%
Net Assets, End of Period (in thousands)	$861,163	$755,674	$702,841		$804,022
Average Net Assets for the Period (in thousands)	$788,169	$708,673	$656,758		$862,831
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.09%	1.09%		1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.09%	1.09%		1.13%
Ratio of Net Investment Income/(Loss)	6.40%	6.60%	5.99%		6.31%
Portfolio Turnover Rate	127%	145%	127%		103%
				1

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$7.24	$7.81	$8.32	$7.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.41	0.41	0.42	0.46
Net realized and unrealized gain/(loss)	0.51	(0.58)	(0.51)	0.48
Total from Investment Operations	0.92	(0.17)	(0.09)	0.94
Less Dividends and Distributions:
Dividends (from net investment income)	(0.43)	(0.40)	(0.42)	(0.43)
Total Dividends and Distributions	(0.43)	(0.40)	(0.42)	(0.43)
Net Asset Value, End of Period	$7.73	$7.24	$7.81	$8.32
Total Return*	13.18%	(1.76)%	(1.09)%	12.18%
Net Assets, End of Period (in thousands)	$1,047,109	$1,074,860	$1,138,357	$957,099
Average Net Assets for the Period (in thousands)	$1,018,868	$1,065,445	$1,010,068	$803,767
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.85%	1.86%	1.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.81%	1.85%	1.86%	1.88%
Ratio of Net Investment Income/(Loss)	5.57%	5.70%	5.28%	5.59%
Portfolio Turnover Rate	127%	145%	127%	103%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.15	$7.79	$7.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.53	0.08
Net realized and unrealized gain/(loss)	(0.40)	(0.67)	0.04
Total from Investment Operations	(0.19)	(0.14)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.50)	(0.11)
Total Dividends and Distributions	(0.20)	(0.50)	(0.11)
Net Asset Value, End of Period	$6.76	$7.15	$7.79
Total Return*	(2.57)%	(1.91)%	1.56%
Net Assets, End of Period (in thousands)	$7,901	$8,359	$2,985
Average Net Assets for the Period (in thousands)	$7,685	$7,765	$2,334
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	0.88%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.88%	0.84%
Ratio of Net Investment Income/(Loss)	6.18%	7.02%	6.30%
Portfolio Turnover Rate	57%	137%	21%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.18	$7.81	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.53	0.08
Net realized and unrealized gain/(loss)	(0.40)	(0.66)	0.04
Total from Investment Operations	(0.19)	(0.13)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.50)	(0.11)
Total Dividends and Distributions	(0.20)	(0.50)	(0.11)
Net Asset Value, End of Period	$6.79	$7.18	$7.81
Total Return*	(2.50)%	(1.68)%	1.58%
Net Assets, End of Period (in thousands)	$3,008,728	$3,509,735	$3,075,563
Average Net Assets for the Period (in thousands)	$3,002,640	$3,534,302	$2,981,623
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.76%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.76%	0.78%
Ratio of Net Investment Income/(Loss)	6.33%	6.88%	6.26%
Portfolio Turnover Rate	57%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Equity Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.78
Total Return*	1.86%
Net Assets, End of Period (in thousands)	$1,941
Average Net Assets for the Period (in thousands)	$1,027
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.97%
Portfolio Turnover Rate	127%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$7.30	$7.87	$8.37	$7.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.49	0.51	0.55
Net realized and unrealized gain/(loss)	0.51	(0.59)	(0.51)	0.47
Total from Investment Operations	1.00	(0.10)	—	1.02
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.47)	(0.50)	(0.51)
Total Dividends and Distributions	(0.50)	(0.47)	(0.50)	(0.51)
Net Asset Value, End of Period	$7.80	$7.30	$7.87	$8.37
Total Return*	14.32%	(0.83)%	0.02%	13.19%
Net Assets, End of Period (in thousands)	$2,866,944	$2,178,545	$1,864,448	$1,363,213
Average Net Assets for the Period (in thousands)	$2,411,600	$1,846,322	$1,574,951	$983,905
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.84%	0.86%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.84%	0.86%	0.87%
Ratio of Net Investment Income/(Loss)	6.67%	6.75%	6.32%	6.60%
Portfolio Turnover Rate	127%	145%	127%	103%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.18	$7.81	$7.80
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.52	0.08
Net realized and unrealized gain/(loss)	(0.41)	(0.64)	0.04
Total from Investment Operations	(0.19)	(0.12)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.51)	(0.11)
Total Dividends and Distributions	(0.20)	(0.51)	(0.11)
Net Asset Value, End of Period	$6.79	$7.18	$7.81
Total Return*	(2.46)%	(1.64)%	1.59%
Net Assets, End of Period (in thousands)	$12,231	$6,841	$5,099
Average Net Assets for the Period (in thousands)	$9,636	$5,880	$4,537
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.72%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.72%	0.70%
Ratio of Net Investment Income/(Loss)	6.76%	6.83%	6.40%
Portfolio Turnover Rate	57%	137%	21%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.15	$7.79	$7.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.54	0.08
Net realized and unrealized gain/(loss)	(0.42)	(0.70)	0.04
Total from Investment Operations	(0.20)	(0.16)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.48)	(0.10)
Total Dividends and Distributions	(0.20)	(0.48)	(0.10)
Net Asset Value, End of Period	$6.75	$7.15	$7.79
Total Return*	(2.67)%	(2.16)%	1.58%
Net Assets, End of Period (in thousands)	$2,128	$232	$51
Average Net Assets for the Period (in thousands)	$1,287	$127	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	2.37%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.27%	1.03%
Ratio of Net Investment Income/(Loss)	6.67%	7.23%	6.01%
Portfolio Turnover Rate	57%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Equity Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$7.30	$7.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.54	0.34
Net realized and unrealized gain/(loss)	0.47	(0.16)
Total from Investment Operations	1.01	0.18
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.32)
Total Dividends and Distributions	(0.51)	(0.32)
Net Asset Value, End of Period	$7.80	$7.30
Total Return*	14.39%	2.77%
Net Assets, End of Period (in thousands)	$4,156	$1,824
Average Net Assets for the Period (in thousands)	$2,945	$1,748
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.79%
Ratio of Net Investment Income/(Loss)	7.26%	4.71%
Portfolio Turnover Rate	127%	145%

Class S Shares
For a share outstanding during the period ended July 31	2017(3)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07
Net realized and unrealized gain/(loss)	0.06
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.71%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	5.89%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Period from June 5, 2017 (inception date) through July 31, 2017.

See Notes to Financial Statements.

24	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$7.15	$7.78	$7.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.54	0.08
Net realized and unrealized gain/(loss)	(0.41)	(0.68)	0.04
Total from Investment Operations	(0.19)	(0.14)	0.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.49)	(0.11)
Total Dividends and Distributions	(0.20)	(0.49)	(0.11)
Net Asset Value, End of Period	$6.76	$7.15	$7.78
Total Return*	(2.57)%	(1.84)%	1.56%
Net Assets, End of Period (in thousands)	$72,908	$53,548	$30,421
Average Net Assets for the Period (in thousands)	$57,956	$55,040	$17,484
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.94%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.93%	0.98%
Ratio of Net Investment Income/(Loss)	6.50%	7.12%	6.52%
Portfolio Turnover Rate	57%	137%	21%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Global Equity Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$7.83
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06
Net realized and unrealized gain/(loss)	0.07
Total from Investment Operations	0.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)
Total Dividends and Distributions	(0.19)
Net Asset Value, End of Period	$7.77
Total Return*	1.74%
Net Assets, End of Period (in thousands)	$8,619
Average Net Assets for the Period (in thousands)	$4,061
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%
Ratio of Net Investment Income/(Loss)	5.03%
Portfolio Turnover Rate	127%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Equity Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks to achieve a high level of current income and, as a secondary objective, steady growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson Global Equity Income Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Janus Investment Fund	27

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

28	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	29

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared and distributed quarterly for the fund. Realized capital gains, if any are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future

30	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

Janus Investment Fund	31

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

The Fund may enter into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a positive outlook on the related currency to increase exposure to currency risk.

The Fund may enter into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund and/or in order to take a negative outlook on the related currency to increase exposure to currency risk.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in

32	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master

Janus Investment Fund	33

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$12,371,502	$—	$—	$12,371.502

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.85
Next $1 Billion	0.65
Over $2 Billion	0.60

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

34	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.84% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	35

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

36	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $99,662.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class A Shares paid CDSCs of $5,221 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $90,998.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(289,180,433)	$ -	$ (289,180,433)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 4,872,514,696	$182,902,326	$(521,599,398)	$ (338,697,072)

Information on the tax components of derivatives as of March 31, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$12,371,502	$ -	$ 12,371,502

Janus Investment Fund	37

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	18,313,134	$ 122,638,389	36,709,736	$ 284,976,437
Reinvested dividends and distributions	2,645,843	17,268,339	6,456,720	47,924,861
Shares repurchased	(34,011,002)	(225,356,991)	(38,634,015)	(297,532,325)
Net Increase/(Decrease)	(13,052,025)	$ (85,450,263)	4,532,441	$ 35,368,973
Class C Shares:
Shares sold	9,770,497	$ 64,255,939	32,726,104	$ 253,617,864
Reinvested dividends and distributions	2,893,551	18,757,196	7,697,954	56,672,704
Shares repurchased	(39,423,042)	(259,269,643)	(32,975,665)	(248,486,289)
Net Increase/(Decrease)	(26,758,994)	$ (176,256,508)	7,448,393	$ 61,804,279
Class D Shares:
Shares sold	144,807	$ 945,822	1,164,256	$ 9,125,269
Reinvested dividends and distributions	31,247	203,527	68,721	507,519
Shares repurchased	(177,240)	(1,184,268)	(446,980)	(3,421,115)
Net Increase/(Decrease)	(1,186)	$ (34,919)	785,997	$ 6,211,673
Class I Shares:
Shares sold	128,778,678	$ 861,268,400	203,929,391	$1,584,348,868
Reinvested dividends and distributions	11,918,733	78,046,009	27,768,028	206,171,530
Shares repurchased	(186,827,813)	(1,237,247,531)	(136,157,565)	(1,036,229,800)
Net Increase/(Decrease)	(46,130,402)	$ (297,933,122)	95,539,854	$ 754,290,598
Class N Shares:
Shares sold	1,173,990	$ 7,858,263	389,176	$ 2,978,102
Reinvested dividends and distributions	44,682	292,612	54,214	402,302
Shares repurchased	(370,718)	(2,488,515)	(142,586)	(1,123,426)
Net Increase/(Decrease)	847,954	$ 5,662,360	300,804	$ 2,256,978
Class S Shares:
Shares sold	289,835	$ 1,936,817	24,768	$ 189,691
Reinvested dividends and distributions	8,142	53,124	1,155	8,458
Shares repurchased	(15,122)	(100,598)	(16)	(117)
Net Increase/(Decrease)	282,855	$ 1,889,343	25,907	$ 198,032
Class T Shares:
Shares sold	7,204,900	$ 48,118,247	9,956,423	$ 77,189,053
Reinvested dividends and distributions	271,716	1,777,081	490,058	3,618,926
Shares repurchased	(4,187,674)	(27,681,244)	(6,861,359)	(51,498,855)
Net Increase/(Decrease)	3,288,942	$ 22,214,084	3,585,122	$ 29,309,124

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,641,174,564	$3,230,537,441	$ -	$ -

38	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

40	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	41

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

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Janus Henderson Global Equity Income Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	51

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

52	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	53

Janus Henderson Global Equity Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Notes

NotesPage1

Janus Investment Fund	55

Janus Henderson Global Equity Income Fund

Notes

NotesPage2

56	MARCH 31, 2019

Janus Henderson Global Equity Income Fund

Notes

NotesPage3

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93081 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Global Life Sciences Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Life Sciences Fund

Janus Henderson Global Life Sciences Fund (unaudited)

FUND SNAPSHOT

We believe in the power of deep fundamental research to identify life science companies trading at a significant discount to intrinsic value. We feel the quality of our team, the depth of our research and our disciplined long-term approach set us apart in pursuing superior risk-adjusted results for our clients.

Andy Acker Portfolio Manager

PERFORMANCE

Janus Henderson Global Life Sciences Fund’s Class I Shares returned -1.11% over the six-month period ended March 31, 2019. That was ahead of the Fund’s primary benchmark, the MSCI World Health Care Index℠, which fell -2.06% during the period, as well as the Fund’s secondary benchmark, the S&P 500® Index, which declined -1.72%.

INVESTMENT ENVIRONMENT

Uncertainty around drug pricing, Medicare reform and the start of the 2020 U.S. election cycle led to volatility in health care stocks during the period. A sell-off in global equities in late 2018 also negatively impacted the sector.

However, innovation continued to be a tailwind. In 2018, the U.S. Food and Drug Administration (FDA) approved 59 new drugs, the most in any calendar year on record. Many of these drugs represent significant advances for their disease categories, including bacterial infections, migraine headaches, cystic fibrosis and rare genetic diseases. In addition, the sector saw positive results from key clinical trials and a rise in capital spending on health care equipment. Merger and acquisition (M&A) activity during the first quarter of 2019 also benefited the sector.

PERFORMANCE DISCUSSION

The Fund seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceutical, health care service and medical device arenas. Our bottom-up, fundamental approach utilizes extensive proprietary research in an effort to discover the most compelling investment ideas across the globe. Our primary focus remains on companies that are addressing high, unmet medical needs and those that we believe can make the health care system more efficient.

On a sub-sector basis, stock selection in health care equipment was a primary driver of relative returns. An underweight to health care services also contributed positively. The Fund’s positioning in pharmaceuticals and health care technology detracted most from relative performance.

Looking at specific holdings, Merck & Co. was the top contributor. The pharmaceutical giant has enjoyed positive earnings and revenue growth driven, in part, by sales of Keytruda, a cancer-fighting immunotherapy. We believe Keytruda still has significant growth potential. In 2018, both the FDA and European Medicines Agency approved a combination treatment of Keytruda and chemotherapy to address non-small cell lung cancer, the largest cancer indication. Late-stage clinical trials showed that this combination significantly improved overall survival for patients, reducing the risk of death by more than 50% compared to chemotherapy alone. In addition, Merck continues to research other potential indications for the drug. The company recently reported positive trial data for Keytruda to treat kidney and esophageal cancers. And in November, the FDA approved Keytruda for recurring cases of liver cancer.

Insmed was another top performer. In late September, the FDA approved Insmed’s lead drug candidate, Arikayce, an antibiotic that addresses nontuberculous mycobacterial (NTM), a serious bacterial lung infection. Despite initially low consensus expectations for sales, during the fourth quarter of 2018 Arikayce did roughly $10 million in revenue, four times market estimates. In light of strong trends so far, we believe Arikayce sales could significantly exceed consensus expectations for 2019. An estimated 200,000-plus people worldwide are affected by NTM, with no other approved treatment available.

Eli Lilly & Co. also aided returns. The stock rose as the company reported consensus-beating results and raised guidance. The stock also continued to benefit from the late-September approval of Emgality, a migraine prevention treatment. In addition, during the period, Eli Lilly reported positive results from a mid-stage clinical trial for a drug that targets two hormones in diabetes patients.

Janus Investment Fund	1

Janus Henderson Global Life Sciences Fund (unaudited)

In the study, the drug demonstrated best-in-class blood sugar reduction and body weight loss in patients with type 2 diabetes, the most common type of diabetes globally. Given the promising results thus far, we believe the therapy could have multibillion-dollar sales potential.

At the same time other holdings weighed on performance, including Humana. Political uncertainty has been a headwind for managed care companies in recent months. However, we believe Humana’s long-term growth potential is unchanged. Humana has significant exposure to Medicare Advantage, one of the few secular growth markets within health insurance. Every day, 10,000 people in the U.S. turn 65, the eligibility age for Medicare benefits. Humana does an efficient job of onboarding new members, with membership growth of 12.5% expected in 2019, twice the industry’s growth rate.

Neurocrine Biosciences was another detractor. The stock declined when lead drug Ingrezza failed to meet its primary endpoint in a phase 3 trial for Tourette syndrome. Still, Ingrezza is already approved for tardive dyskinesia (TD), a movement disorder that affects up to 500,000 people in the U.S. So far, Ingrezza’s clinical benefit has been supported by higher-than-expected compliance and follow-up data indicating an increased benefit for patients who continue to take the medicine long term. Given the more than $400 million in sales achieved since the drug launched in 2017 and relatively low penetration, we believe Ingrezza has blockbuster potential (a blockbuster drug generates annual sales of at least $1 billion). In addition, Orilissa, a therapy for pain associated with endometriosis, was recently launched by partner AbbVie. As Orilissa represents the first new medicine to come to market for endometrial pain in more than a decade, we also see blockbuster potential.

Bristol-Myers Squibb also weighed on returns. The stock declined on uncertainties surrounding the firm’s proposed acquisition of Celgene. However, we believe the stock is now attractively valued. We also believe the deal, if approved by shareholders, would give Bristol-Myers access to Celgene’s late-stage pipeline and $2.5 billion in cost-saving synergies. On its own, Bristol-Myers is developing Opdivo and Yervoy, two leading therapies in the rapidly growing immuno-oncology market. We believe ongoing clinical trials in earlier-stage cancer could significantly expand sales potential.

The Fund continued with its “value-at-risk” approach as part of a comprehensive risk management framework. This approach focuses our attention on downside risks, especially those arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means we limit the position size of any one holding so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Fund’s performance.

OUTLOOK

The health care sector has benefited from a surge of M&A activity in early 2019, and we believe more deals could be in the offing given attractive valuations. The top 20 biopharmaceutical companies are currently generating more than $150 billion in annual free cash flow, and many are looking to supplement their aging portfolios with innovative products and platforms. We believe the qualities that we look for in small- and mid-cap biotech companies – firms developing or launching advanced medicines focused on addressing high, unmet medical needs – could appeal to large biopharma firms, as well.

In the U.S., the 2020 election cycle is already underway, and we believe drug pricing and proposals for single-payer health care plans could be a focus, potentially weighing on managed care and other related companies. However, health care often outperforms late in the business cycle. With the current economic expansion roughly a decade old, the sector could benefit if the economy shows signs of weakness.

Most importantly, we believe innovation remains robust. In 2019, we expect to see results from important clinical trials for cancer-fighting immunotherapies, Huntington’s disease and depression. We also expect to see continued advances made in endovascular valve technology, stroke protection and robotic-assisted surgery. We believe these events could continue to support significant growth for the sector.

Thank you for your continued investment in the Janus Henderson Global Life Sciences Fund.

2	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Merck & Co Inc	0.70%	Humana Inc	-0.58%
	Insmed Inc	0.57%	Neurocrine Biosciences Inc	-0.54%
	Eli Lilly & Co	0.52%	Bristol-Myers Squibb Co	-0.45%
	Novartis AG (ADR)	0.40%	Nektar Therapeutics	-0.43%
	BridgeBio Pharma LLC - Series C	0.32%	Teladoc Health Inc	-0.41%

	1 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Health Care Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	0.86%	98.69%	100.00%

	1 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Health Care Index
		Contribution	(Average % of Equity)	Weighting
	Other**	0.13%	1.31%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Life Sciences Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Merck & Co Inc
Pharmaceuticals	4.4%
Novartis AG (ADR)
Pharmaceuticals	3.5%
Takeda Pharmaceutical Co Ltd
Pharmaceuticals	3.2%
Abbott Laboratories
Health Care Equipment & Supplies	3.0%
AstraZeneca PLC
Pharmaceuticals	2.8%
16.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.1%
Preferred Stocks	2.3%
Investment Companies	1.6%
Limited Partnership Interests	0.5%
Warrants	0.0%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-1.23%	14.30%	11.53%	18.52%	11.37%	0.99%
Class A Shares at MOP	-6.91%	7.73%	10.22%	17.82%	11.05%
Class C Shares at NAV	-1.62%	13.42%	10.68%	17.53%	10.55%	1.77%
Class C Shares at CDSC	-2.48%	12.43%	10.68%	17.53%	10.55%
Class D Shares(1)	-1.16%	14.49%	11.73%	18.73%	11.55%	0.82%
Class I Shares	-1.11%	14.59%	11.78%	18.64%	11.50%	0.76%
Class N Shares	-1.10%	14.64%	11.63%	18.64%	11.50%	0.70%
Class S Shares	-1.35%	14.06%	11.35%	18.30%	11.20%	1.18%
Class T Shares	-1.22%	14.37%	11.63%	18.64%	11.50%	0.92%
MSCI World Health Care Index	-2.06%	12.23%	8.05%	14.00%	6.14%
S&P 500 Index	-1.72%	9.50%	10.91%	15.92%	6.22%
Morningstar Quartile - Class T Shares	-	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for Health Funds	-	44/146	30/133	28/122	9/59

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Janus Investment Fund	5

Janus Henderson Global Life Sciences Fund (unaudited)

Performance

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares for periods prior to January 26, 2018, reflects the historical performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about April 30, 2019, Ethan Lovell is removed as Co-Portfolio Manager of the Fund.

*The Fund’s inception date – December 31, 1998

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$987.70	$4.96	$1,000.00	$1,019.95	$5.04	1.00%
Class C Shares	$1,000.00	$983.80	$8.75	$1,000.00	$1,016.11	$8.90	1.77%
Class D Shares	$1,000.00	$988.40	$4.11	$1,000.00	$1,020.79	$4.18	0.83%
Class I Shares	$1,000.00	$988.90	$3.82	$1,000.00	$1,021.09	$3.88	0.77%
Class N Shares	$1,000.00	$989.00	$3.37	$1,000.00	$1,021.54	$3.43	0.68%
Class S Shares	$1,000.00	$986.50	$5.89	$1,000.00	$1,019.00	$5.99	1.19%
Class T Shares	$1,000.00	$987.80	$4.56	$1,000.00	$1,020.34	$4.63	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 96.1%
Biotechnology – 28.1%
AbbVie Inc	1,276,991	$102,912,705
Acceleron Pharma Inc*	406,739	18,941,835
Akero Therapeutics Inc - Series B*,¢,§	2,642,075	8,666,006
Alexion Pharmaceuticals Inc*	487,364	65,881,865
Amicus Therapeutics Inc*	2,601,468	35,379,965
AnaptysBio Inc*	615,443	44,958,111
Argenx SE (ADR)*	159,759	19,944,314
BeiGene Ltd (ADR)*	118,209	15,603,588
BioCryst Pharmaceuticals Inc*	4,005,489	32,604,680
Biohaven Pharmaceutical Holding Co Ltd*	353,798	18,209,983
Celgene Corp*	882,053	83,212,880
Enanta Pharmaceuticals Inc*	228,128	21,790,787
FibroGen Inc*	344,166	18,705,422
Gilead Sciences Inc	1,034,501	67,252,910
Global Blood Therapeutics Inc*,#	536,341	28,388,529
Heron Therapeutics Inc*	720,368	17,605,794
Immunomedics Inc*,#	1,288,006	24,742,595
Insmed Inc*	2,340,586	68,040,835
Ironwood Pharmaceuticals Inc*	1,296,410	17,540,427
Mirati Therapeutics Inc*,#	568,139	41,644,589
Myovant Sciences Ltd*,#	887,369	21,181,498
Neurocrine Biosciences Inc*	1,032,963	91,004,040
Odonate Therapeutics Inc*,#	560,442	12,391,373
Precision BioSciences Inc*	234,107	4,202,221
PTC Therapeutics Inc*	634,435	23,880,133
Regeneron Pharmaceuticals Inc*	107,853	44,286,599
Rhythm Pharmaceuticals Inc*	1,049,159	28,757,448
Rubius Therapeutics Inc*,#	506,313	9,164,265
Sage Therapeutics Inc*	251,048	39,929,184
Sarepta Therapeutics Inc*	342,842	40,863,338
Vertex Pharmaceuticals Inc*	277,607	51,065,808
		1,118,753,727
Health Care Equipment & Supplies – 16.2%
Abbott Laboratories	1,510,416	120,742,655
Baxter International Inc	711,826	57,878,572
Boston Scientific Corp*	2,244,572	86,146,673
Cooper Cos Inc	187,948	55,664,559
Danaher Corp	227,377	30,018,312
DexCom Inc*	153,649	18,299,596
Edwards Lifesciences Corp*	265,981	50,890,145
ICU Medical Inc*	204,354	48,908,043
Intuitive Surgical Inc*	53,148	30,325,186
STERIS PLC	344,913	44,159,211
Teleflex Inc	75,697	22,872,606
Varian Medical Systems Inc*	286,037	40,537,164
Wright Medical Group NV*	1,236,119	38,875,943
		645,318,665
Health Care Providers & Services – 11.4%
Acadia Healthcare Co Inc*	586,693	17,195,972
AmerisourceBergen Corp	383,842	30,523,116
Anthem Inc	371,195	106,525,541
DaVita Inc*	476,814	25,886,232
Humana Inc	351,692	93,550,072
Quest Diagnostics Inc	336,308	30,240,815
UnitedHealth Group Inc	434,156	107,349,413
Universal Health Services Inc	313,114	41,885,260
		453,156,421
Health Care Technology – 0.9%
Teladoc Health Inc*	625,768	34,792,701

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Life Sciences Tools & Services – 3.3%
NeoGenomics Inc*	1,212,188	$24,801,366
Thermo Fisher Scientific Inc	390,159	106,794,321
		131,595,687
Pharmaceuticals – 36.2%
Allergan PLC	390,486	57,171,055
Amneal Pharmaceuticals Inc*	733,269	10,390,422
Assembly Biosciences Inc*	423,535	8,339,404
Astellas Pharma Inc	1,756,800	26,294,132
AstraZeneca PLC	1,386,276	110,749,720
Bayer AG	441,813	28,543,068
Bristol-Myers Squibb Co	1,764,018	84,161,299
Catalent Inc*	1,270,350	51,563,506
Clementia Pharmaceuticals Inc*	876,489	22,876,363
Collegium Pharmaceutical Inc*	1,135,054	17,184,718
Elanco Animal Health Inc*	1,126,925	36,140,485
Eli Lilly & Co	679,908	88,224,862
GW Pharmaceuticals PLC (ADR)*	161,932	27,296,877
Ipsen SA	162,227	22,234,841
Jazz Pharmaceuticals PLC*	264,988	37,880,035
Johnson & Johnson	527,783	73,778,786
Merck & Co Inc	2,096,679	174,380,792
Mylan NV*	730,773	20,710,107
Nektar Therapeutics*	578,701	19,444,354
Novartis AG (ADR)	1,457,202	140,095,400
Novo Nordisk A/S	878,203	45,979,491
Roche Holding AG	285,166	78,588,942
Sanofi	1,020,810	90,152,964
Takeda Pharmaceutical Co Ltd	3,140,736	128,140,668
WaVe Life Sciences Ltd*	1,022,269	39,715,151
		1,440,037,442
Total Common Stocks (cost $3,002,267,869)		3,823,654,643
Preferred Stocks – 2.3%
Biotechnology – 0.9%
4D Molecular Therapeutics Inc - Series B*,¢,§	373,334	6,518,412
Acerta Pharma BV PP - Series B*,¢,§	143,797,410	11,805,767
Biontech AG - Series A*,¢,§	63,547	18,097,331
		36,421,510
Health Care Equipment & Supplies – 0.6%
Silk Road Medical Inc - Series C*,¢,£,§	4,348,205	21,741,025
Health Care Providers & Services – 0.3%
Bigfoot Biomedical Inc - Series B*,¢,£,§	1,035,873	9,808,940
Life Sciences Tools & Services – 0.5%
BridgeBio Pharma LLC - Series C*,¢,§	7,920,010	20,649,405
Total Preferred Stocks (cost $55,849,565)		88,620,880
Limited Partnership Interests – 0.5%
Biotechnology – 0.5%
RPI International Holdings LP¢,§ (cost $14,999,945)	127,226	19,735,297
Warrants – 0%
Health Care Equipment & Supplies – 0%
Silk Road Medical Inc, expires, 12/31/19*,¢ (cost $0)	6,658	33,290
Investment Companies – 1.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.5%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	20,934,508	20,934,508

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Investment Companies – (continued)
Money Markets – 1.1%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	42,766,366	$42,766,366
Total Investment Companies (cost $63,700,874)		63,700,874
Total Investments (total cost $3,136,818,253) – 100.5%		3,995,744,984
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(17,957,292)
Net Assets – 100%		$3,977,787,692

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,236,750,873	81.0%
Switzerland	218,684,342	5.5
Japan	154,434,800	3.9
United Kingdom	138,046,597	3.4
France	112,387,805	2.8
Germany	46,640,399	1.2
Denmark	45,979,491	1.1
Canada	22,876,363	0.6
Belgium	19,944,314	0.5

Total	$3,995,744,984	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Preferred Stocks - 0.9%
Health Care Equipment & Supplies - 0.6%
Silk Road Medical Inc - Series C¢,§	$-	$-	$8,609,446	$21,741,025
Health Care Providers & Services - 0.3%
Bigfoot Biomedical Inc - Series B¢,§	-	-	-	9,808,940
Total Preferred Stocks	$-	$-	$8,609,446	$31,549,965
Investment Companies - 1.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	463,065∆	-	-	20,934,508
Money Markets - 1.1%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	572,980	-	-	42,766,366
Total Investment Companies	$1,036,045	$-	$-	$63,700,874
Total Affiliated Investments - 2.5%	$1,036,045	$-	$8,609,446	$95,250,839

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Schedule of Investments (unaudited)

March 31, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Preferred Stocks - 0.9%
Health Care Equipment & Supplies - 0.6%
Silk Road Medical Inc - Series C¢,§	4,348,205	-	-	4,348,205
Health Care Providers & Services - 0.3%
Bigfoot Biomedical Inc - Series B¢,§	1,035,873	-	-	1,035,873
Investment Companies - 1.6%
Investments Purchased with Cash Collateral from Securities Lending - 0.5%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	104,201,101	287,085,406	(370,351,999)	20,934,508
Money Markets - 1.1%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	85,933,761	393,259,633	(436,427,028)	42,766,366

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World Health Care IndexSM	MSCI World Health Care IndexSM reflects the performance of health care stocks from global developed markets.

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
4D Molecular Therapeutics Inc - Series B	8/24/18	$6,518,412	$6,518,412	0.2%
Acerta Pharma BV PP - Series B	5/11/15	8,272,388	11,805,767	0.3
Akero Therapeutics Inc - Series B	12/10/18	8,666,006	8,666,006	0.2
Bigfoot Biomedical Inc - Series B	11/21/17	9,808,940	9,808,940	0.2
Biontech AG - Series A	1/17/18	13,775,320	18,097,331	0.5
BridgeBio Pharma LLC - Series C	6/19/17-4/10/18	7,647,562	20,649,405	0.5
RPI International Holdings LP	5/21/15	14,999,945	19,735,297	0.5
Silk Road Medical Inc - Series C	7/7/17	9,826,943	21,741,025	0.5
Total		$79,515,516	$117,022,183	2.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

12	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Biotechnology	$1,110,087,721	$-	$8,666,006
All Other	2,704,900,916	-	-
Preferred Stocks	-	-	88,620,880
Limited Partnership Interests	-	-	19,735,297
Warrants	-	-	33,290
Investment Companies	-	63,700,874	-
Total Assets	$3,814,988,637	$63,700,874	$117,055,473

Level 3 Valuation Reconciliation of Assets (for the period ended March 31, 2019)

	Balance as of September 30, 2018	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation(a)	Gross Purchases	Gross Sales	Transfers In and/or Out of Level 3	Balance as of March 31, 2019
Investment in Securities:
Common Stocks
Biotechnology	$ -	$ -	$ -	$8,666,006	$ -	$ -	$ 8,666,006
Preferred Stocks
Biotechnology	37,170,606	-	(749,096)	-	-	-	36,421,510
Health Care Equipment & Supplies	13,131,579	-	8,609,446	-	-	-	21,741,025
Health Care Providers & Services	9,808,940	-	-	-	-	-	9,808,940
Life Sciences Tools & Services	10,771,214	-	9,878,191	-	-	-	20,649,405
Limited Partnership Interests
Biotechnology	19,092,806	-	642,491	-	-	-	19,735,297
Warrants
Health Care Equipment & Supplies	-	-	33,290	0(b)	-	-	33,290
Total	$ 89,975,145	$ -	$ 18,414,322	$8,666,006	$ -	$ -	$ 117,055,473
(a) Included in "Change in unrealized net appreciation/depreciation of investments, foreign currency translations and non-interested Trustees' deferred compensation" on the Statement of Operations.
(b) All or a portion is the result of a corporate action.

Janus Investment Fund	13

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$3,900,494,145
Affiliated investments, at value(3)	95,250,839
Cash	3,493,197
Non-interested Trustees' deferred compensation	96,651
Receivables:
Investments sold	8,728,348
Foreign tax reclaims	4,418,849
Dividends	4,208,093
Fund shares sold	1,852,664
Dividends from affiliates	97,560
Other assets	19,297
Total Assets	4,018,659,643
Liabilities:
Foreign cash due to custodian	105,468
Collateral for securities loaned (Note 2)	20,934,508
Payables:	—
Investments purchased	12,919,479
Fund shares repurchased	3,590,711
Advisory fees	2,149,643
Transfer agent fees and expenses	595,927
12b-1 Distribution and shareholder servicing fees	187,636
Non-interested Trustees' deferred compensation fees	96,651
Non-interested Trustees' fees and expenses	27,623
Professional fees	21,158
Affiliated fund administration fees payable	8,397
Custodian fees	135
Accrued expenses and other payables	234,615
Total Liabilities	40,871,951
Net Assets	$3,977,787,692

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,018,636,135
Total distributable earnings (loss)	959,151,557
Total Net Assets	$3,977,787,692
Net Assets - Class A Shares	$187,475,947
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,318,778
Net Asset Value Per Share(4)	$56.49
Maximum Offering Price Per Share(5)	$59.94
Net Assets - Class C Shares	$169,597,627
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,291,162
Net Asset Value Per Share(4)	$51.53
Net Assets - Class D Shares	$1,511,190,348
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,303,916
Net Asset Value Per Share	$57.45
Net Assets - Class I Shares	$747,056,364
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,981,641
Net Asset Value Per Share	$57.55
Net Assets - Class N Shares	$112,255,472
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,957,049
Net Asset Value Per Share	$57.36
Net Assets - Class S Shares	$21,812,468
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	392,710
Net Asset Value Per Share	$55.54
Net Assets - Class T Shares	$1,228,399,466
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,477,593
Net Asset Value Per Share	$57.19

(1) Includes cost of $3,053,481,495.

(2) Includes $20,414,608 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $83,336,758.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Life Sciences Fund

Statement of Operations (unaudited)

For the year ended March 31, 2019

Investment Income:
Dividends	$26,014,749
Dividends from affiliates	572,980
Affiliated securities lending income, net	463,065
Interest	92,901
Other income	64
Foreign tax withheld	(1,333,078)
Total Investment Income	25,810,681
Expenses:
Advisory fees	12,140,741
12b-1 Distribution and shareholder servicing fees:
Class A Shares	224,069
Class C Shares	811,080
Class S Shares	24,287
Transfer agent administrative fees and expenses:
Class D Shares	863,397
Class S Shares	24,287
Class T Shares	1,474,733
Transfer agent networking and omnibus fees:
Class A Shares	58,382
Class C Shares	77,664
Class I Shares	312,592
Other transfer agent fees and expenses:
Class A Shares	9,166
Class C Shares	8,242
Class D Shares	118,141
Class I Shares	17,260
Class N Shares	1,634
Class S Shares	194
Class T Shares	7,707
Shareholder reports expense	181,142
Registration fees	121,100
Custodian fees	63,135
Non-interested Trustees’ fees and expenses	60,919
Affiliated fund administration fees	47,426
Professional fees	41,379
Other expenses	273,934
Total Expenses	16,962,611
Less: Excess Expense Reimbursement and Waivers	(58,836)
Net Expenses	16,903,775
Net Investment Income/(Loss)	8,906,906
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	140,821,410
Total Net Realized Gain/(Loss) on Investments	140,821,410
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(219,631,979)
Investments in affiliates	8,609,446
Total Change in Unrealized Net Appreciation/Depreciation	(211,022,533)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(61,294,217)

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018(1)

Operations:
Net investment income/(loss)	$8,906,906	$4,566,897
Net realized gain/(loss) on investments	140,821,410	439,590,580
Change in unrealized net appreciation/depreciation	(211,022,533)	177,436,667
Net Increase/(Decrease) in Net Assets Resulting from Operations	(61,294,217)	621,594,144
Dividends and Distributions to Shareholders
Class A Shares	(19,474,128)	(1,792,961)
Class C Shares	(20,092,698)	(1,621,583)
Class D Shares	(157,744,260)	(16,689,949)
Class I Shares	(78,109,890)	(8,484,724)
Class N Shares	(11,912,115)	—
Class S Shares	(2,097,358)	(174,267)
Class T Shares	(130,672,449)	(14,122,964)
Net Decrease from Dividends and Distributions to Shareholders	(420,102,898)	(42,886,448)
Capital Share Transactions:
Class A Shares	13,926,683	(20,583,525)
Class C Shares	10,830,603	(22,667,605)
Class D Shares	139,852,370	(76,911,382)
Class I Shares	74,345,522	20,386,128
Class N Shares	21,112,599	99,895,060
Class S Shares	3,969,104	40,970
Class T Shares	85,884,678	(215,661,789)
Net Increase/(Decrease) from Capital Share Transactions	349,921,559	(215,502,143)
Net Increase/(Decrease) in Net Assets	(131,475,556)	363,205,553
Net Assets:
Beginning of period	4,109,263,248	3,746,057,695
End of period	$3,977,787,692	$4,109,263,248

(1) Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$64.96	$55.76	$49.16	$53.74	$52.09	$42.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.01	0.05	0.05	(0.14)	(0.12)
Net realized and unrealized gain/(loss)	(1.85)	9.74	7.01	0.11	7.19	13.56
Total from Investment Operations	(1.75)	9.75	7.06	0.16	7.05	13.44
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.07)	(0.03)	(0.14)	—	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)
Total Dividends and Distributions	(6.72)	(0.55)	(0.46)	(4.74)	(5.40)	(3.44)
Net Asset Value, End of Period	$56.49	$64.96	$55.76	$49.16	$53.74	$52.09
Total Return*	(1.30)%	17.70%	14.58%	(0.07)%	14.00%	34.20%
Net Assets, End of Period (in thousands)	$187,476	$195,674	$188,407	$297,151	$353,880	$75,566
Average Net Assets for the Period (in thousands)	$179,747	$181,464	$206,577	$324,567	$239,781	$36,354
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.99%	1.02%	1.04%	1.04%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.99%	1.02%	1.04%	1.04%	1.03%
Ratio of Net Investment Income/(Loss)	0.36%	0.02%	0.10%	0.10%	(0.23)%	(0.25)%
Portfolio Turnover Rate	24%	46%	38%	41%	47%	52%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$60.16	$52.00	$46.18	$51.00	$50.02	$40.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.11)	(0.40)	(0.27)	(0.32)	(0.54)	(0.47)
Net realized and unrealized gain/(loss)	(1.80)	9.04	6.52	0.10	6.92	13.08
Total from Investment Operations	(1.91)	8.64	6.25	(0.22)	6.38	12.61
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)
Total Dividends and Distributions	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)
Net Asset Value, End of Period	$51.53	$60.16	$52.00	$46.18	$51.00	$50.02
Total Return*	(1.70)%	16.81%	13.76%	(0.86)%	13.18%	33.13%
Net Assets, End of Period (in thousands)	$169,598	$182,894	$180,251	$201,539	$215,417	$41,251
Average Net Assets for the Period (in thousands)	$165,421	$173,167	$175,301	$210,680	$131,989	$19,533
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.77%	1.75%	1.76%	1.84%	1.76%	1.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.77%	1.75%	1.76%	1.84%	1.76%	1.80%
Ratio of Net Investment Income/(Loss)	(0.42)%	(0.74)%	(0.59)%	(0.69)%	(0.96)%	(1.04)%
Portfolio Turnover Rate	24%	46%	38%	41%	47%	52%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$65.89	$56.59	$49.90	$54.41	$52.58	$42.39
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.12	0.18	0.15	(0.04)	0.02
Net realized and unrealized gain/(loss)	(1.87)	9.86	7.07	0.11	7.27	13.61
Total from Investment Operations	(1.72)	9.98	7.25	0.26	7.23	13.63
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.20)	(0.13)	(0.17)	—	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)
Total Dividends and Distributions	(6.72)	(0.68)	(0.56)	(4.77)	(5.40)	(3.44)
Net Asset Value, End of Period	$57.45	$65.89	$56.59	$49.90	$54.41	$52.58
Total Return*	(1.24)%	17.91%	14.81%	0.12%	14.24%	34.41%
Net Assets, End of Period (in thousands)	$1,511,190	$1,549,599	$1,406,708	$1,434,021	$1,601,161	$1,243,470
Average Net Assets for the Period (in thousands)	$1,442,949	$1,404,624	$1,315,724	$1,501,230	$1,635,538	$1,052,112
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.82%	0.82%	0.84%	0.85%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.82%	0.82%	0.84%	0.85%	0.84%
Ratio of Net Investment Income/(Loss)	0.54%	0.20%	0.36%	0.30%	(0.07)%	0.03%
Portfolio Turnover Rate	24%	46%	38%	41%	47%	52%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$65.96	$56.66	$49.96	$54.48	$52.66	$42.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.15	0.22	0.17	0.01	(0.04)
Net realized and unrealized gain/(loss)	(1.86)	9.87	7.08	0.12	7.21	13.73
Total from Investment Operations	(1.69)	10.02	7.30	0.29	7.22	13.69
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.24)	(0.17)	(0.21)	—	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)
Total Dividends and Distributions	(6.72)	(0.72)	(0.60)	(4.81)	(5.40)	(3.44)
Net Asset Value, End of Period	$57.55	$65.96	$56.66	$49.96	$54.48	$52.66
Total Return*	(1.19)%	17.97%	14.90%	0.19%	14.19%	34.55%
Net Assets, End of Period (in thousands)	$747,056	$762,127	$629,650	$415,083	$481,253	$255,398
Average Net Assets for the Period (in thousands)	$711,193	$688,302	$493,309	$409,682	$413,993	$104,365
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.76%	0.77%	0.78%	0.78%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.76%	0.77%	0.78%	0.78%	0.77%
Ratio of Net Investment Income/(Loss)	0.59%	0.26%	0.43%	0.34%	0.01%	(0.08)%
Portfolio Turnover Rate	24%	46%	38%	41%	47%	52%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the period ended September 30, 2018	2019	2018(1)
Net Asset Value, Beginning of Period	$65.76	$59.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.20	0.16
Net realized and unrealized gain/(loss)	(1.88)	6.01
Total from Investment Operations	(1.68)	6.17
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Distributions (from capital gains)	(6.72)	—
Total Dividends and Distributions	(6.72)	—
Net Asset Value, End of Period	$57.36	$65.76
Total Return*	(1.17)%	10.35%
Net Assets, End of Period (in thousands)	$112,255	$104,903
Average Net Assets for the Period (in thousands)	$102,585	$24,212
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.70%
Ratio of Net Investment Income/(Loss)	0.70%	0.39%
Portfolio Turnover Rate	24%	46%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$64.07	$55.09	$48.62	$53.23	$51.68	$41.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	(0.08)	0.01	(0.01)	(0.21)	(0.13)
Net realized and unrealized gain/(loss)	(1.87)	9.60	6.90	0.09	7.16	13.40
Total from Investment Operations	(1.81)	9.52	6.91	0.08	6.95	13.27
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.06)	(0.01)	(0.09)	—	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)
Total Dividends and Distributions	(6.72)	(0.54)	(0.44)	(4.69)	(5.40)	(3.44)
Net Asset Value, End of Period	$55.54	$64.07	$55.09	$48.62	$53.23	$51.68
Total Return*	(1.43)%	17.49%	14.43%	(0.23)%	13.92%	33.97%
Net Assets, End of Period (in thousands)	$21,812	$20,113	$17,189	$16,223	$12,882	$6,146
Average Net Assets for the Period (in thousands)	$19,483	$18,269	$15,685	$15,038	$10,085	$11,077
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.18%	1.17%	1.19%	1.21%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.17%	1.16%	1.18%	1.15%	1.16%
Ratio of Net Investment Income/(Loss)	0.21%	(0.14)%	0.02%	(0.02)%	(0.36)%	(0.27)%
Portfolio Turnover Rate	24%	46%	38%	41%	47%	52%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$65.66	$56.39	$49.71	$54.23	$52.47	$42.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.06	0.13	0.10	(0.09)	(0.04)
Net realized and unrealized gain/(loss)	(1.87)	9.84	7.06	0.11	7.25	13.61
Total from Investment Operations	(1.75)	9.90	7.19	0.21	7.16	13.57
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.15)	(0.08)	(0.13)	—	—
Distributions (from capital gains)	(6.72)	(0.48)	(0.43)	(4.60)	(5.40)	(3.44)
Total Dividends and Distributions	(6.72)	(0.63)	(0.51)	(4.73)	(5.40)	(3.44)
Net Asset Value, End of Period	$57.19	$65.66	$56.39	$49.71	$54.23	$52.47
Total Return*	(1.29)%	17.80%	14.71%	0.04%	14.12%	34.31%
Net Assets, End of Period (in thousands)	$1,228,399	$1,293,953	$1,323,853	$1,469,645	$1,950,138	$1,000,993
Average Net Assets for the Period (in thousands)	$1,183,027	$1,230,729	$1,282,363	$1,653,993	$1,741,793	$723,035
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.92%	0.94%	0.95%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.91%	0.91%	0.93%	0.95%	0.92%
Ratio of Net Investment Income/(Loss)	0.44%	0.10%	0.26%	0.20%	(0.15)%	(0.08)%
Portfolio Turnover Rate	24%	46%	38%	41%	47%	52%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Life Sciences Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

22	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Janus Investment Fund	23

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

For private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under ASC 820. These are categorized as Level 3 in the hierarchy.

24	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

For significant fair value measurements categorized within Level 3 of the fair value hierarchy, the table below summarizes the valuation techniques and provides quantitative information about the significant unobservable inputs used by the Global Pricing Committee in determining the fair value measurement. In addition, the table provides a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs as well as any interrelationships between those unobservable inputs.

Asset	Fair Value at March 31, 2019	Valuation Technique	Unobservable Input	Range of Unobservable Inputs	Unobservable Input Used	Impact to Valuation from an Increase in Input
Preferred Stock
Biotechnology	$11,805,767	Income Approach	Probability Weighting	54%-71%	59%	Increase
			Discount Rate	8%-11%	10%	Decrease
Health Care Equipment & Supplies	$21,741,025	Market Approach	Price Selection	$15-$17	$15	Increase
Life Sciences Tools & Services	$20,649,405	Market Approach	Transaction Price	N/A	N/A	Increase
Limited Partnership Interests
Biotechnology	$19,735,297	Market Approach	NAV Statements	N/A	N/A	Increase
Warrants
Health Care Equipment & Supplies	$33,290	Market Approach	Price Selection	$15-$17	$15	Increase
Other	$43,090,689

Other securities categorized as Level 3 in the hierarchy have been fair valued based on transaction price or transaction price adjusted for current market conditions using a comparable index or cost. The value of the level 3 investments will increase should the future transaction price increase.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and "Level 3 Valuation Reconciliation of Assets" in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Janus Investment Fund	25

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax

26	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Janus Investment Fund	27

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$20,414,608	$—	$(20,414,608)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of

28	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2019 , securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $20,414,608 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2019 is $20,934,508, resulting in the net amount due to the counterparty of $519,900.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	29

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund,

30	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended March 31, 2019 . The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the year ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the year ended March 31, 2019 .

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the year ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the year ended March 31, 2019 , Janus Henderson Distributors retained upfront sales charges of $47,190.

Janus Investment Fund	31

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended March 31, 2019 , redeeming shareholders of Class A Shares paid CDSCs of $76 to Janus Henderson Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended March 31, 2019 , redeeming shareholders of Class C Shares paid CDSCs of $4,980.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the year ended March 31, 2019 , the Fund engaged in cross trades amounting to $3,377,610 in purchases and $3,471,631 in sales, resulting in a net realized loss of $8,865,352. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,178,495,485	$944,675,095	$(127,425,596)	$ 817,249,499

32	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	520,709	$ 27,920,999	540,912	$ 31,637,820
Reinvested dividends and distributions	309,413	15,418,046	26,781	1,440,258
Shares repurchased	(523,708)	(29,412,362)	(934,244)	(53,661,603)
Net Increase/(Decrease)	306,414	$ 13,926,683	(366,551)	$ (20,583,525)
Class C Shares:
Shares sold	304,652	$ 15,283,513	296,191	$ 15,928,344
Reinvested dividends and distributions	388,577	17,703,579	28,224	1,414,008
Shares repurchased	(442,338)	(22,156,489)	(750,741)	(40,009,957)
Net Increase/(Decrease)	250,891	$ 10,830,603	(426,326)	$ (22,667,605)
Class D Shares:
Shares sold	1,082,963	$ 61,459,559	1,380,490	$ 81,242,657
Reinvested dividends and distributions	3,039,588	153,985,561	299,464	16,314,807
Shares repurchased	(1,336,167)	(75,592,750)	(3,020,417)	(174,468,846)
Net Increase/(Decrease)	2,786,384	$139,852,370	(1,340,463)	$ (76,911,382)
Class I Shares:
Shares sold	2,239,425	$125,611,336	5,355,669	$ 313,210,396
Reinvested dividends and distributions	1,268,618	64,356,976	125,098	6,819,075
Shares repurchased	(2,081,055)	(115,622,790)	(5,039,774)	(299,643,343)
Net Increase/(Decrease)	1,426,988	$ 74,345,522	440,993	$ 20,386,128
Class N Shares:
Shares sold	794,034	$ 45,279,464	1,653,336	$ 103,598,655
Reinvested dividends and distributions	235,604	11,912,115	-	-
Shares repurchased	(667,936)	(36,078,980)	(57,989)	(3,703,595)
Net Increase/(Decrease)	361,702	$ 21,112,599	1,595,347	$ 99,895,060
Class S Shares:
Shares sold	84,841	$ 4,618,578	108,503	$ 6,187,462
Reinvested dividends and distributions	42,777	2,097,358	3,281	174,267
Shares repurchased	(48,830)	(2,746,832)	(109,870)	(6,320,759)
Net Increase/(Decrease)	78,788	$ 3,969,104	1,914	$ 40,970
Class T Shares:
Shares sold	1,493,428	$ 83,949,561	2,129,736	$ 124,997,884
Reinvested dividends and distributions	2,531,677	127,723,096	254,440	13,823,744
Shares repurchased	(2,254,614)	(125,787,979)	(6,152,787)	(354,483,417)
Net Increase/(Decrease)	1,770,491	$ 85,884,678	(3,768,611)	$(215,661,789)
(1)	Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the year ended March 31, 2019 , the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$909,777,054	$ 914,892,625	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

Janus Investment Fund	33

Janus Henderson Global Life Sciences Fund

Notes to Financial Statements (unaudited)

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares) .

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

44	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

Janus Investment Fund	45

Janus Henderson Global Life Sciences Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019 . As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	47

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

48	MARCH 31, 2019

Janus Henderson Global Life Sciences Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions.Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93043 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Global Real Estate Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Real Estate Fund

Janus Henderson Global Real Estate Fund (unaudited)

FUND SNAPSHOT

A global equity fund that seeks to provide investors total returns – both capital appreciation and current income – associated with global real estate growth and development. The Fund seeks to own a portfolio of the most compelling real estate equities listed on regulated exchanges throughout the world. These companies will derive the main part of their revenue from the ownership, management and/or development of real estate. Our strategy is long only with the objective of producing strong relative performance while providing genuine exposure to global real estate fundamentals and managing risk by being benchmark aware.

Greg Kuhl co-portfolio manager	Tim Gibson co-portfolio manager	Guy Barnard co-portfolio manager

PERFORMANCE

The Janus Henderson Global Real Estate Fund Class I Shares returned 8.64% over the six-month period ended March 31, 2019. This lagged the Fund’s primary and secondary benchmarks, the FTSE EPRA Nareit Global and Global Net indices, which returned 9.47% and 8.99%, respectively.

INVESTMENT ENVIRONMENT

Global equities delivered negative returns over the period (MSCI World IndexSM returned -2.61%) largely driven by heightened volatility in the fourth quarter of 2018 as investors grappled with slowing global growth, ongoing trade war concerns and political fears in Europe. However, markets subsequently reversed sharp losses in the first quarter, supported by a more dovish tilt from both the Federal Reserve and European Central Bank (ECB), along with progress in U.S.-China trade talks.

Global property equities outperformed general equities over the period and provided valuable diversification benefits as investors sought more defensive sectors with resilient income streams. Within the global real estate sector, stocks in Asia Pacific and North America fared best, while those in Europe were weaker, driven by notable weakness in retail-focused names where fundamentals weakened and values began to fall. In the U.S., there was stark bifurcation of performance at a sector level, with malls, hotels and offices focused landlords lagging, while health care, net lease, apartment and manufactured housing-focused real estate investment trusts (REITs) rose strongly. Hong Kong property stocks gained as the residential market bottomed out and started to see transaction volumes recover.

Globally, REITs generally reported 2018 results in line with expectations, with most management teams highlighting a healthy operating environment and ongoing strong investor demand for real assets. Results also continued to highlight further evidence of polarization between companies that are exposed to strong fundamental underlying tailwinds, such as industrial and residential, and those, mainly exposed to retail, that are feeling the impact of structural and cyclical shifts in consumer preferences.

PERFORMANCE DISCUSSION

The Fund underperformed its indices over the period, with positive stock selection in real estate offset by a combination of negative country allocation and a small cash exposure that detracted in a rising market.

At a stock level, our overweight to the industrial sector globally was positive, with Australian-listed Goodman Group and exposure to key West Coast U.S. markets proving beneficial, as companies continue to capture higher rents as tenants invest and upgrade supply chains. Our holdings in U.S. net lease landlord Essential Properties Realty Trust and manufactured homes owner Sun Communities were also key contributors. Hong Kong property owner Link REIT added value on the back of positive results during the period, which reinforced the rental growth story in its core office portfolio. Chinese developer CR Land also contributed positively to performance driven largely by robust sales growth in lower-tier cities. On the contrary, German exposure through residential developer Instone and commercial landlord Aroundtown proved detrimental, with the latter underperforming on the back of weaker-than-expected results. U.S.-based Brandywine Realty Trust and French residential and office focused REIT Gecina also detracted.

Janus Investment Fund	1

Janus Henderson Global Real Estate Fund (unaudited)

PORTFOLIO ACTIVITY

Despite considerable volatility over the period, our investment approach remains consistent: we seek to own a portfolio of securities offering attractive value relative to private real estate pricing and where earnings growth is supportive of higher distributions over time.

We exited holdings in U.S. and Australian data center owners based on our outlook for the sector’s relatively sluggish pricing environment amid outsized supply additions. Elsewhere, in the U.S., we sold out of a position of a Sunbelt-based workforce housing REIT in light of its strong returns over the past year. We redeployed capital and invested in a landlord focused on temperature-controlled storage of food – a sector which we believe will deliver compelling growth and capitalize on healthy consolidation opportunities moving forward. Against a backdrop of a highly competitive market for medical office buildings and moderating tenant profitability, we reduced our health care property exposure. In retail, we further reduced exposure to malls, redeploying proceeds into single-tenant net lease service and retail-oriented assets with – what we believe are – better income and earnings growth prospects. In hotels, we switched from an owner into a global operator, where we see a superior business model with higher margins, and expect better future growth prospects.

In Asia, we rotated within the Japanese REIT space based on relative value. We also exited a holding in a Vietnamese retail landlord. Conversely, we increased Singapore office exposure, where we believe stocks are trading at wide discounts despite steadily improving rental prospects. Finally, in Europe, we further reduced UK office and shopping center exposure, taking advantage of relatively opportunistic pricing to add to our industrial overweight. We also added to our Paris office and Berlin residential exposure, with valuations screening particularly attractive following a sharp sell-off.

OUTLOOK

Looking ahead, although capital growth has moderated, we believe the underlying fundamentals for the listed property sector remain robust. Supply and demand remains well balanced in most cities and sectors, and investor demand for physical real estate, a real asset with an attractive and growing income stream, is healthy. However, the spread of returns at a property level is likely to widen in the years ahead given both cyclical and structural forces, meaning it is increasingly important to be selective.

Against this backdrop, we will continue to play to our strengths, looking to reduce macroeconomic risks and focusing on bottom-up stock selection to drive returns through a concentrated, high-conviction portfolio. The focus remains on companies capable of growing income and dividends and those best placed to benefit from technological advances, which are changing consumer behavior and altering the needs and uses for real estate. Also, as market-wide growth slows, we place greater emphasis on quality assets, balance sheets and management teams; in our experience, the value of these factors always comes to the fore at this point in the cycle.

Thank you for your investment in the Janus Henderson Global Real Estate Fund.

2	MARCH 31, 2019

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Goodman Group	0.80%	Instone Real Estate Group AG	-0.24%
	China Resources Land Ltd	0.72%	Aroundtown SA	-0.18%
	Essential Properties Realty Trust Inc	0.70%	Brandywine Realty Trust	-0.15%
	Link REIT	0.59%	Gecina SA	-0.15%
	Sun Communities Inc	0.58%	Equinix Inc	-0.13%

	2 Top Performers - Sectors*
		Fund	Fund Weighting	FTSE EPRA/NAREIT Global Index
		Contribution	(Average % of Equity)	Weighting
	Real Estate	0.54%	94.13%	99.56%
	Health Care	0.01%	0.00%	0.14%

	3 Bottom Performers - Sectors*
		Fund	Fund Weighting	FTSE EPRA/NAREIT Global Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Discretionary	-0.25%	1.48%	0.27%
	Information Technology	-0.23%	1.76%	0.00%
	Other**	-0.21%	2.63%	0.03%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Real Estate Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Prologis Inc
Equity Real Estate Investment Trusts (REITs)	4.4%
Alexandria Real Estate Equities Inc
Equity Real Estate Investment Trusts (REITs)	3.7%
Goodman Group
Equity Real Estate Investment Trusts (REITs)	3.5%
VICI Properties Inc
Equity Real Estate Investment Trusts (REITs)	3.3%
Sun Communities Inc
Equity Real Estate Investment Trusts (REITs)	3.2%
18.1%

Asset Allocation - (% of Net Assets)
Common Stocks	97.8%
Investment Companies	2.5%
Other	(0.3)%
100.0%

Emerging markets comprised 8.2% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Global Real Estate Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	8.53%	12.21%	7.64%	15.08%	5.72%	1.26%	1.26%
Class A Shares at MOP	2.31%	5.79%	6.37%	14.40%	5.16%
Class C Shares at NAV	8.10%	11.43%	6.84%	14.30%	4.99%	2.02%	2.02%
Class C Shares at CDSC	7.10%	10.43%	6.84%	14.30%	4.99%
Class D Shares(1)	8.58%	12.43%	7.80%	14.83%	5.04%	1.08%	1.07%
Class I Shares	8.64%	12.56%	7.93%	15.38%	6.00%	0.96%	0.96%
Class N Shares	8.68%	12.63%	7.93%	15.38%	6.00%	0.93%	0.92%
Class S Shares	8.44%	11.98%	7.44%	14.94%	5.57%	1.45%	1.43%
Class T Shares	8.56%	12.35%	7.74%	15.06%	5.35%	1.14%	1.14%
FTSE EPRA Nareit Global Index	9.47%	12.36%	7.50%	14.60%	3.91%
FTSE EPRA Nareit Global Net Index	8.99%	11.38%	6.62%	13.76%	N/A**
Morningstar Quartile - Class I Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Global Real Estate Funds	-	75/225	13/187	12/158	2/138

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Janus Investment Fund	5

Janus Henderson Global Real Estate Fund (unaudited)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of Janus Adviser Global Real Estate Fund (“the predecessor fund”) into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on January 26, 2018. Performance shown for Class N Shares reflects the historical performance of the Fund's Class I Shares from July 6, 2009 to January 26, 2018, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. Performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund's Class I Shares, calculated using the fees and expenses of Class I Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective March 29, 2019, Guy Barnard, Tim Gibson and Greg Kuhl are Co-Portfolio Managers of the Fund.

Effective March 29, 2019, the FTSE EPRA Nareit Global Net Index (the “Net Index”) was added as a secondary benchmark index for the Fund. The Net Index is composed of the same holdings of the FTSE EPRA Nareit Global Index, the Fund’s primary benchmark, but differs in that it reflects deduction for expenses, fees, and taxes, whereas the Fund’s primary benchmark does not reflect deduction for such expenses, fees, and taxes. The addition of the Net Index is intended to compare the Fund’s performance against an index that reflects the impact of foreign tax withholding.

*The predecessor Fund’s inception date – November 28, 2007

**Since inception index return is not available for indices created subsequent to fund inception.

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Global Real Estate Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$1,085.30	$7.23	$1,000.00	$1,018.00	$6.99	1.39%
Class C Shares	$1,000.00	$1,081.00	$11.05	$1,000.00	$1,014.31	$10.70	2.13%
Class D Shares	$1,000.00	$1,085.80	$6.19	$1,000.00	$1,019.00	$5.99	1.19%
Class I Shares	$1,000.00	$1,086.40	$5.83	$1,000.00	$1,019.35	$5.64	1.12%
Class N Shares	$1,000.00	$1,086.80	$5.31	$1,000.00	$1,019.85	$5.14	1.02%
Class S Shares	$1,000.00	$1,084.40	$8.05	$1,000.00	$1,017.20	$7.80	1.55%
Class T Shares	$1,000.00	$1,085.60	$6.55	$1,000.00	$1,018.65	$6.34	1.26%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 97.8%
Equity Real Estate Investment Trusts (REITs) – 67.3%
Alexandria Real Estate Equities Inc	87,265	$12,440,498
American Homes 4 Rent	243,275	5,527,208
Americold Realty Trust	165,601	5,052,486
Ascendas Real Estate Investment Trust	2,477,700	5,321,505
Camden Property Trust	82,587	8,382,580
CubeSmart	216,167	6,925,991
Daiwa Office Investment Corp	695	4,942,334
Dream Industrial Real Estate Investment Trust	542,429	4,842,971
Equity LifeStyle Properties Inc	54,598	6,240,551
Essential Properties Realty Trust Inc	423,527	8,267,247
Gecina SA	37,000	5,469,616
Goodman Group	1,219,916	11,561,338
Green REIT PLC	1,110,000	1,867,471
HCP Inc	232,893	7,289,551
Highwoods Properties Inc	146,928	6,873,292
Link REIT	879,000	10,279,654
Merlin Properties Socimi SA	375,000	4,906,318
MGM Growth Properties LLC	223,872	7,219,872
Nippon Prologis REIT Inc	2,418	5,145,424
Nomura Real Estate Master Fund Inc	4,321	6,363,931
Prologis Inc	206,994	14,827,736
Rayonier Inc	172,862	5,448,610
Retail Opportunity Investments Corp	204,832	3,551,787
Rexford Industrial Realty Inc	268,141	9,602,129
Safestore Holdings PLC	315,000	2,446,805
Segro PLC	752,835	6,601,632
Simon Property Group Inc	16,508	3,007,923
Spirit Realty Capital Inc	195,978	7,786,206
Star Asia Investment Corp	3,122	3,079,457
Sun Communities Inc	91,106	10,797,883
UDR Inc	121,335	5,515,889
VICI Properties Inc	508,059	11,116,331
Washington Real Estate Investment Trust	229,067	6,500,921
		225,203,147
Hotels, Restaurants & Leisure – 2.2%
Marriott International Inc/MD	33,423	4,180,883
Shangri-La Asia Ltd	2,134,000	3,033,930
		7,214,813
Information Technology Services – 1.7%
InterXion Holding NV*	87,312	5,826,330
Real Estate Management & Development – 26.6%
ADO Properties SA (144A)	43,000	2,442,798
Aroundtown SA	780,000	6,430,158
Ayala Land Inc	6,887,200	5,890,196
China Resources Land Ltd	2,324,000	10,421,392
City Developments Ltd	446,300	2,981,043
Deutsche Wohnen SE	162,585	7,883,252
Fastighets AB Balder*	105,000	3,366,181
Helical PLC	700,447	3,014,568
Hulic Co Ltd	426,300	4,177,979
Instone Real Estate Group AG (144A)*	146,000	3,275,085
Kojamo Oyj	190,000	2,286,615
KWG Group Holdings Ltd	3,417,000	4,122,322
Mitsui Fudosan Co Ltd	364,300	9,147,773
Phoenix Mills Ltd	356,277	3,383,648
Prestige Estates Projects Ltd	956,579	3,491,149
Sun Hung Kai Properties Ltd	567,250	9,733,948
Urban & Civic PLC	707,883	2,516,532

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
VGP NV	53,663	$4,225,243
		88,789,882
Total Common Stocks (cost $285,352,447)		327,034,172
Investment Companies – 2.5%
Money Markets – 2.5%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº (cost $8,373,891)	8,373,891	8,373,891
Total Investments (total cost $293,726,338) – 100.3%		335,408,063
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(932,318)
Net Assets – 100%		$334,475,745

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$164,929,465	49.2%
Japan	32,856,898	9.8
Hong Kong	23,047,532	6.9
Germany	20,031,293	6.0
United Kingdom	14,579,537	4.3
China	14,543,714	4.3
Australia	11,561,338	3.4
Singapore	8,302,548	2.5
India	6,874,797	2.0
Philippines	5,890,196	1.8
Netherlands	5,826,330	1.7
France	5,469,616	1.6
Spain	4,906,318	1.5
Canada	4,842,971	1.4
Belgium	4,225,243	1.3
Sweden	3,366,181	1.0
Finland	2,286,615	0.7
Ireland	1,867,471	0.6

Total	$335,408,063	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Real Estate Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - N/A
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$5,579∆	$-	$-	$-

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - N/A
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	-	10,772,400	(10,772,400)	-

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Notes to Schedule of Investments and Other Information (unaudited)

FTSE EPRA Nareit Global Index

FTSE EPRA Nareit Global Index tracks the performance of real estate companies and real estate investment trusts (REITs) from developed and emerging markets, and is shown gross or net of foreign withholding taxes.

LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $5,717,883, which represents 1.7% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$327,034,172	$-	$-
Investment Companies	8,373,891	-	-
Total Assets	$335,408,063	$-	$-

Janus Investment Fund	11

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$335,408,063
Non-interested Trustees' deferred compensation	8,127
Receivables:
Dividends	1,871,587
Fund shares sold	475,807
Foreign tax reclaims	26,770
Other assets	11,204
Total Assets	337,801,558
Liabilities:
Payables:	—
Investments purchased	2,275,996
Fund shares repurchased	428,011
Advisory fees	234,449
Dividends	197,321
Transfer agent fees and expenses	39,530
Foreign tax liability	28,117
Professional fees	23,716
12b-1 Distribution and shareholder servicing fees	8,349
Non-interested Trustees' deferred compensation fees	8,127
Custodian fees	2,889
Non-interested Trustees' fees and expenses	1,997
Affiliated fund administration fees payable	684
Accrued expenses and other payables	76,627
Total Liabilities	3,325,813
Net Assets	$334,475,745

See Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$297,701,380
Total distributable earnings (loss)(2)	36,774,365
Total Net Assets	$334,475,745
Net Assets - Class A Shares	$7,524,806
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	618,874
Net Asset Value Per Share(3)	$12.16
Maximum Offering Price Per Share(4)	$12.90
Net Assets - Class C Shares	$7,550,422
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	629,943
Net Asset Value Per Share(3)	$11.99
Net Assets - Class D Shares	$39,920,458
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,260,481
Net Asset Value Per Share	$12.24
Net Assets - Class I Shares	$190,097,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,547,441
Net Asset Value Per Share	$12.23
Net Assets - Class N Shares	$37,600,416
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,075,272
Net Asset Value Per Share	$12.23
Net Assets - Class S Shares	$3,388,027
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	279,149
Net Asset Value Per Share	$12.14
Net Assets - Class T Shares	$48,394,564
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,956,260
Net Asset Value Per Share	$12.23

(1) Includes cost of $293,726,338.

(2) Includes $28,116 of foreign capital gains tax on investments.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Real Estate Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$3,030,386
Affiliated securities lending income, net	5,579
Other income	81,714
Foreign tax withheld	(187,556)
Total Investment Income	2,930,123
Expenses:
Advisory fees	1,220,693
12b-1 Distribution and shareholder servicing fees:
Class A Shares	7,704
Class C Shares	33,323
Class S Shares	3,139
Transfer agent administrative fees and expenses:
Class D Shares	21,779
Class S Shares	3,169
Class T Shares	56,972
Transfer agent networking and omnibus fees:
Class A Shares	2,667
Class C Shares	3,615
Class I Shares	81,411
Other transfer agent fees and expenses:
Class A Shares	388
Class C Shares	372
Class D Shares	5,674
Class I Shares	4,333
Class N Shares	601
Class S Shares	157
Class T Shares	425
Registration fees	131,436
Professional fees	33,432
Shareholder reports expense	16,629
Custodian fees	16,258
Non-interested Trustees’ fees and expenses	4,525
Affiliated fund administration fees	3,608
Other expenses	44,508
Total Expenses	1,696,818
Less: Excess Expense Reimbursement and Waivers	(4,929)
Net Expenses	1,691,889
Net Investment Income/(Loss)	1,238,234
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,276,511
Total Net Realized Gain/(Loss) on Investments	2,276,511
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	22,603,228
Total Change in Unrealized Net Appreciation/Depreciation	22,603,228
Net Increase/(Decrease) in Net Assets Resulting from Operations	$26,117,973

(1) Includes change in unrealized appreciation/depreciation of $(28,116) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018(1)

Operations:
Net investment income/(loss)	$1,238,234	$4,340,814
Net realized gain/(loss) on investments	2,276,511	13,617,132
Change in unrealized net appreciation/depreciation	22,603,228	(338,369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	26,117,973	17,619,577
Dividends and Distributions to Shareholders
Class A Shares	(232,216)	(198,877)
Class C Shares	(249,349)	(214,736)
Class D Shares	(1,463,960)	(1,453,979)
Class I Shares	(6,424,704)	(5,094,778)
Class N Shares	(1,364,909)	(368,411)
Class S Shares	(93,293)	(97,231)
Class T Shares	(1,887,800)	(2,078,913)
Net Decrease from Dividends and Distributions to Shareholders	(11,716,231)	(9,506,925)
Capital Share Transactions:
Class A Shares	1,336,546	988,571
Class C Shares	267,112	303,276
Class D Shares	1,652,456	(47,984)
Class I Shares	33,891,586	30,214,431
Class N Shares	926,818	33,881,968
Class S Shares	771,922	(293,117)
Class T Shares	2,716,660	(11,745,506)
Net Increase/(Decrease) from Capital Share Transactions	41,563,100	53,301,639
Net Increase/(Decrease) in Net Assets	55,964,842	61,414,291
Net Assets:
Beginning of period	278,510,903	217,096,612
End of period	$334,475,745	$278,510,903

(1) Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Real Estate Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.68	$11.28	$10.88	$10.45	$10.96	$10.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.18	0.19	0.20	0.19	0.18
Net realized and unrealized gain/(loss)	0.90	0.68	0.65	0.95	(0.31)	0.99
Total from Investment Operations	0.94	0.86	0.84	1.15	(0.12)	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.46)	(0.33)	(0.34)	(0.22)	(0.20)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)	(0.47)
Total Dividends and Distributions	(0.46)	(0.46)	(0.44)	(0.72)	(0.39)	(0.67)
Net Asset Value, End of Period	$12.16	$11.68	$11.28	$10.88	$10.45	$10.96
Total Return*	8.53%	7.76%	8.16%	11.55%	(1.27)%	11.84%
Net Assets, End of Period (in thousands)	$7,525	$5,828	$4,675	$12,752	$27,980	$20,441
Average Net Assets for the Period (in thousands)	$6,202	$5,093	$7,879	$19,176	$25,808	$16,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.26%	1.15%	1.26%	1.27%	1.32%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.26%	1.15%	1.26%	1.27%	1.32%
Ratio of Net Investment Income/(Loss)	0.67%	1.60%	1.77%	1.91%	1.66%	1.65%
Portfolio Turnover Rate	23%	78%	72%	18%	22%	24%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.53	$11.14	$10.77	$10.36	$10.88	$10.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	0.10	0.11	0.12	0.09	0.09
Net realized and unrealized gain/(loss)	0.89	0.67	0.64	0.94	(0.30)	1.01
Total from Investment Operations	0.88	0.77	0.75	1.06	(0.21)	1.10
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.38)	(0.27)	(0.27)	(0.14)	(0.15)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)	(0.47)
Total Dividends and Distributions	(0.42)	(0.38)	(0.38)	(0.65)	(0.31)	(0.62)
Net Asset Value, End of Period	$11.99	$11.53	$11.14	$10.77	$10.36	$10.88
Total Return*	8.10%	7.01%	7.34%	10.69%	(2.03)%	11.14%
Net Assets, End of Period (in thousands)	$7,550	$6,970	$6,432	$7,299	$8,393	$7,518
Average Net Assets for the Period (in thousands)	$6,890	$6,717	$6,520	$8,033	$9,177	$6,936
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%	2.00%	1.88%	1.99%	2.02%	2.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.13%	2.00%	1.88%	1.99%	2.02%	2.08%
Ratio of Net Investment Income/(Loss)	(0.14)%	0.84%	1.01%	1.15%	0.83%	0.85%
Portfolio Turnover Rate	23%	78%	72%	18%	22%	24%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.76	$11.35	$10.97	$10.53	$11.04	$10.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.20	0.20	0.22	0.19	0.20
Net realized and unrealized gain/(loss)	0.90	0.69	0.66	0.96	(0.30)	1.01
Total from Investment Operations	0.95	0.89	0.86	1.18	(0.11)	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.48)	(0.37)	(0.36)	(0.23)	(0.22)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)	(0.47)
Total Dividends and Distributions	(0.47)	(0.48)	(0.48)	(0.74)	(0.40)	(0.69)
Net Asset Value, End of Period	$12.24	$11.76	$11.35	$10.97	$10.53	$11.04
Total Return*	8.58%	7.98%	8.26%	11.78%	(1.17)%	12.15%
Net Assets, End of Period (in thousands)	$39,920	$36,579	$35,330	$39,123	$39,506	$44,443
Average Net Assets for the Period (in thousands)	$36,398	$35,963	$36,226	$38,712	$45,814	$37,602
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.08%	0.98%	1.08%	1.13%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.08%	0.98%	1.08%	1.13%	1.12%
Ratio of Net Investment Income/(Loss)	0.81%	1.75%	1.87%	2.07%	1.68%	1.79%
Portfolio Turnover Rate	23%	78%	72%	18%	22%	24%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.75	$11.33	$10.95	$10.52	$11.03	$10.51
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.22	0.22	0.23	0.21	0.21
Net realized and unrealized gain/(loss)	0.91	0.69	0.65	0.95	(0.31)	1.01
Total from Investment Operations	0.96	0.91	0.87	1.18	(0.10)	1.22
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.49)	(0.38)	(0.37)	(0.24)	(0.23)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)	(0.47)
Total Dividends and Distributions	(0.48)	(0.49)	(0.49)	(0.75)	(0.41)	(0.70)
Net Asset Value, End of Period	$12.23	$11.75	$11.33	$10.95	$10.52	$11.03
Total Return*	8.64%	8.21%	8.39%	11.83%	(1.06)%	12.28%
Net Assets, End of Period (in thousands)	$190,097	$147,863	$114,658	$118,357	$108,004	$82,915
Average Net Assets for the Period (in thousands)	$158,319	$120,270	$110,825	$110,544	$124,109	$61,878
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	0.96%	0.87%	0.98%	1.02%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	0.96%	0.87%	0.98%	1.02%	1.01%
Ratio of Net Investment Income/(Loss)	0.93%	1.91%	2.00%	2.16%	1.87%	1.95%
Portfolio Turnover Rate	23%	78%	72%	18%	22%	24%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Real Estate Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the period ended September 30, 2018	2019	2018(1)
Net Asset Value, Beginning of Period	$11.75	$11.81
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.06	0.17
Net realized and unrealized gain/(loss)	0.90	(0.10)(3)
Total from Investment Operations	0.96	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.13)
Distributions (from capital gains)	(0.22)	—
Total Dividends and Distributions	(0.48)	(0.13)
Net Asset Value, End of Period	$12.23	$11.75
Total Return*	8.68%	0.59%
Net Assets, End of Period (in thousands)	$37,600	$35,316
Average Net Assets for the Period (in thousands)	$33,361	$28,132
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	0.93%
Ratio of Net Investment Income/(Loss)	0.98%	2.14%
Portfolio Turnover Rate	23%	78%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.66	$11.26	$10.88	$10.46	$10.97	$10.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.16	0.17	0.19	0.16	0.16
Net realized and unrealized gain/(loss)	0.90	0.67	0.65	0.94	(0.30)	1.01
Total from Investment Operations	0.93	0.83	0.82	1.13	(0.14)	1.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.43)	(0.33)	(0.33)	(0.20)	(0.20)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)	(0.47)
Total Dividends and Distributions	(0.45)	(0.43)	(0.44)	(0.71)	(0.37)	(0.67)
Net Asset Value, End of Period	$12.14	$11.66	$11.26	$10.88	$10.46	$10.97
Total Return*	8.44%	7.56%	7.95%	11.35%	(1.42)%	11.75%
Net Assets, End of Period (in thousands)	$3,388	$2,464	$2,662	$3,395	$2,953	$2,112
Average Net Assets for the Period (in thousands)	$2,542	$2,615	$2,928	$3,273	$2,856	$1,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.45%	1.30%	1.39%	1.44%	1.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.55%	1.45%	1.30%	1.39%	1.44%	1.45%
Ratio of Net Investment Income/(Loss)	0.56%	1.35%	1.56%	1.81%	1.45%	1.49%
Portfolio Turnover Rate	23%	78%	72%	18%	22%	24%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 26, 2018 (inception date) through September 30, 2018.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.75	$11.34	$10.95	$10.52	$11.03	$10.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.19	0.20	0.21	0.20	0.20
Net realized and unrealized gain/(loss)	0.91	0.69	0.66	0.96	(0.31)	1.00
Total from Investment Operations	0.95	0.88	0.86	1.17	(0.11)	1.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.47)	(0.36)	(0.36)	(0.23)	(0.22)
Distributions (from capital gains)	(0.22)	—	(0.11)	(0.38)	(0.17)	(0.47)
Total Dividends and Distributions	(0.47)	(0.47)	(0.47)	(0.74)	(0.40)	(0.69)
Net Asset Value, End of Period	$12.23	$11.75	$11.34	$10.95	$10.52	$11.03
Total Return*	8.56%	7.90%	8.29%	11.64%	(1.18)%	12.02%
Net Assets, End of Period (in thousands)	$48,395	$43,490	$53,339	$67,589	$79,815	$35,636
Average Net Assets for the Period (in thousands)	$45,703	$51,128	$55,685	$75,722	$68,630	$21,807
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.27%	1.14%	1.04%	1.14%	1.18%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.26%	1.14%	1.04%	1.14%	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	0.74%	1.64%	1.84%	2.00%	1.79%	1.82%
Portfolio Turnover Rate	23%	78%	72%	18%	22%	24%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Real Estate Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks total return through a combination of capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

20	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

Janus Investment Fund	21

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

22	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Investment Fund	23

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign

24	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. There were no securities on loan as of March 31, 2019.

Janus Investment Fund	25

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.75%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the FTSE EPRA/NAREIT Global Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.85%.

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.91% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. The previous expense limit (until February 1, 2019) was 0.97%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

26	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital

Janus Investment Fund	27

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $4,206.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $1,112.

28	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	60	7
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 300,649,581	$36,959,041	$ (2,200,559)	$ 34,758,482

Janus Investment Fund	29

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018(1)
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	181,611	$ 2,021,623	216,473	$ 2,509,876
Reinvested dividends and distributions	17,446	188,101	14,108	159,569
Shares repurchased	(78,984)	(873,178)	(146,350)	(1,680,874)
Net Increase/(Decrease)	120,073	$ 1,336,546	84,231	$ 988,571
Class C Shares:
Shares sold	75,682	$ 850,219	166,687	$ 1,895,778
Reinvested dividends and distributions	22,044	232,793	17,764	197,643
Shares repurchased	(72,447)	(815,900)	(157,403)	(1,790,145)
Net Increase/(Decrease)	25,279	$ 267,112	27,048	$ 303,276
Class D Shares:
Shares sold	248,646	$ 2,837,331	378,897	$ 4,397,413
Reinvested dividends and distributions	133,424	1,447,197	126,448	1,439,428
Shares repurchased	(231,383)	(2,632,072)	(508,768)	(5,884,825)
Net Increase/(Decrease)	150,687	$ 1,652,456	(3,423)	$ (47,984)
Class I Shares:
Shares sold	4,572,640	$52,286,108	7,466,656	$ 87,067,457
Reinvested dividends and distributions	439,891	4,772,131	389,862	4,431,442
Shares repurchased	(2,052,003)	(23,166,653)	(5,385,793)	(61,284,468)
Net Increase/(Decrease)	2,960,528	$33,891,586	2,470,725	$ 30,214,431
Class N Shares:
Shares sold	418,272	$ 4,847,940	3,180,097	$ 35,913,102
Reinvested dividends and distributions	106,380	1,152,899	28,091	328,048
Shares repurchased	(456,029)	(5,074,021)	(201,539)	(2,359,182)
Net Increase/(Decrease)	68,623	$ 926,818	3,006,649	$ 33,881,968
Class S Shares:
Shares sold	123,722	$ 1,415,798	64,921	$ 744,681
Reinvested dividends and distributions	8,663	93,293	8,629	97,231
Shares repurchased	(64,552)	(737,169)	(98,741)	(1,135,029)
Net Increase/(Decrease)	67,833	$ 771,922	(25,191)	$ (293,117)
Class T Shares:
Shares sold	1,158,657	$13,123,613	1,260,704	$ 14,634,236
Reinvested dividends and distributions	173,342	1,876,012	182,183	2,068,459
Shares repurchased	(1,076,092)	(12,282,965)	(2,447,401)	(28,448,201)
Net Increase/(Decrease)	255,907	$ 2,716,660	(1,004,514)	$(11,745,506)
(1)	Period from January 26, 2018 (inception date) through September 30, 2018 for Class N Shares.

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$98,696,192	$ 66,885,274	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the

30	MARCH 31, 2019

Janus Henderson Global Real Estate Fund

Notes to Financial Statements (unaudited)

amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Real Estate Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

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Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

NotesPage1

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Notes

NotesPage2

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Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93044 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Global Research Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Research Fund

Janus Henderson Global Research Fund (unaudited)

FUND SNAPSHOT We seek to create a diversified, high-conviction portfolio reflecting the best ideas of the Janus Henderson Research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE

Janus Henderson Global Research Fund’s Class I Shares returned -2.32% over the six-month period ended March 31, 2019. The Fund’s primary benchmark, the MSCI World IndexSM, returned -2.61%, and its secondary benchmark, the MSCI All Country World IndexSM, returned -2.13% during the period.

MARKET ENVIRONMENT

Global equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China and a rising fed funds rate all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve (Fed) indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter.

PERFORMANCE DISCUSSION

Our Fund, which represents the best ideas of our six sector teams, focuses on companies that we believe can generate multiyear growth. Investing in companies with characteristics such as brand power and competitive position, we believe, can drive superior long-term performance. Many of the top contributors to performance during the period demonstrate those characteristics we generally look for in companies.

Starbucks was our top contributor to performance. In November, the company reported better-than-expected quarterly earnings from improved same-store sales in the U.S. and China, which served as a catalyst for the stock. We continue to like the company and believe its global brand and network of stores are a competitive advantage as it sells a habitual product to consumers around the world.

American Tower REIT was another top contributor. REITs and other defensive stocks generally performed better than the broader market during the fourth quarter, but strong operating performance in the company’s U.S. portfolio has also played a role in the stock’s appreciation. Going forward, we like the growth opportunity in front of American Tower. The company owns and operates wireless and broadcast communications towers, and demand for its critical infrastructure should only grow as the population uses ever more data and transitions to 5G. Further, companies such as American Tower enjoy high incremental returns, which should give them a high degree of accretion as data demand grows.

Merck & Co. was also a top contributor. The pharmaceutical giant has enjoyed positive earnings and revenue growth driven, in part, by sales of Keytruda, a cancer-fighting immunotherapy. We believe Keytruda still has significant growth potential. In 2018, both the FDA and European Medicines Agency approved a combination treatment of Keytruda and chemotherapy to address non-small cell lung cancer, the largest cancer indication. Late-stage clinical trials showed that this combination significantly improved overall survival for patients, reducing the risk of death by more than 50% compared to chemotherapy alone. In addition, Merck continues to research other potential indications for the drug. The company recently reported positive trial data for Keytruda to treat kidney and esophageal cancers. And in November, the FDA approved Keytruda for recurring cases of liver cancer.

While pleased with the results of many companies in the portfolio, we also held stocks that detracted from performance. Activision Blizzard was our largest detractor. The stock fell after missing earnings expectations. We continue to believe there are some broad, favorable secular trends around video games as the demographic audience for gaming is growing, but we sold the position because we believe the range of outcomes for the

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Janus Henderson Global Research Fund (unaudited)

company has widened and that there are better growth ideas to include in the portfolio.

Amazon was another detractor. The stock was down in the fourth quarter after the company released earnings guidance below consensus estimates. While the stock rebounded in the first quarter, it was still a detractor for the six-month period. Amazon is a longtime holding in our portfolio, and we are overlooking short-term movements in the stock price and focused more on the competitive advantages we believe underpin long-term growth for the company. Amazon’s scale and distribution advantage have entrenched it as the dominant e-commerce platform, which could allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, Amazon Web Services is improving the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Neurocrine Biosciences also detracted from Fund performance. The stock declined when lead drug Ingrezza failed to meet its primary endpoint in a phase 3 trial for Tourette syndrome. Still, Ingrezza is already approved for tardive dyskinesia (TD), a movement disorder that affects up to 500,000 people in the U.S. So far, Ingrezza’s clinical benefit has been supported by higher-than-expected compliance and follow-up data indicating an increased benefit for patients who continue to take the medicine long term. Given the more than $400 million in sales achieved since the drug launched in 2017 and relatively low penetration, we believe Ingrezza has blockbuster potential (a blockbuster drug generates annual sales of at least $1 billion). In addition, Orilissa, a therapy for pain associated with endometriosis, was recently launched by partner AbbVie. As Orilissa represents the first new medicine to come to market for endometrial pain in more than a decade, we also see blockbuster potential.

OUTLOOK

The volatility that came to define equity markets at the end of 2018 has eased significantly, helping stocks deliver a strong recovery in early 2019. The issues that sparked volatility – geopolitical concerns, U.S.-China trade negotiations and the 2020 U.S. election cycle – persist and could again become short-term market movers. But in the first quarter, those issues took a backseat to the Fed’s decision to slow its pace of rate hikes. Other countries, have also taken a more accommodative stance. Now that central banks look to be stepping back from policy tightening, the next question is whether the global economy can remain in fighting form.

While most companies we speak with are not seeing evidence of a slowdown, we acknowledge that it’s been a decade since the last recession, and as business cycles age, growth typically moderates. Policy uncertainty and ongoing trade tensions have also created headwinds for economic growth.

Against that backdrop, we are focused on finding companies that we think have secular tailwinds, capable management teams and other high-quality attributes that can help sustain revenue growth over the long term. In our opinion, examples include biotech companies developing groundbreaking medicines, global payments firms facilitating the move from cash to digital payments and cloud service providers enabling workloads to move from on-premises servers to the cloud. We are also focused on companies that may thrive in the latter part of the business cycle, such as suppliers of agriculture equipment, as farmers may no longer be able to put off upgrading aging tractors and combines.

By taking an active approach and focusing on companies with the high-quality attributes described above, we believe investors may be able to root out durable growth no matter how the economy fares over the next year.

Thank you for your investment in Janus Henderson Global Research Fund.

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Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Starbucks Corp	0.26%	Activision Blizzard Inc	-0.50%
	American Tower Corp	0.25%	Amazon.com Inc	-0.31%
	HDFC Bank Ltd	0.23%	Neurocrine Biosciences Inc	-0.29%
	Merck & Co Inc	0.22%	Flex Ltd	-0.28%
	Rio Tinto PLC	0.21%	Ferguson PLC	-0.27%

	4 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.55%	21.26%	21.23%
	Industrials	0.36%	17.85%	17.86%
	Healthcare	0.18%	13.24%	13.33%
	Other**	0.08%	0.45%	0.01%

	3 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Energy	-0.37%	9.39%	9.46%
	Technology	-0.29%	19.61%	19.78%
	Consumer	-0.21%	18.20%	18.33%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Global Research Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Interactive Media & Services	3.1%
Amazon.com Inc
Internet & Direct Marketing Retail	2.7%
Mastercard Inc
Information Technology Services	1.9%
Visa Inc
Information Technology Services	1.8%
Safran SA
Aerospace & Defense	1.7%
11.2%

Asset Allocation - (% of Net Assets)
Common Stocks	99.4%
Investment Companies	0.4%
Other	0.2%
100.0%

Emerging markets comprised 5.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Global Research Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-2.52%	3.75%	7.01%	13.23%	8.60%	1.14%
Class A Shares at MOP	-8.12%	-2.22%	5.75%	12.56%	8.15%
Class C Shares at NAV	-2.85%	3.07%	6.27%	12.34%	7.79%	1.64%
Class C Shares at CDSC	-3.76%	2.10%	6.27%	12.34%	7.79%
Class D Shares(1)	-2.36%	4.08%	7.28%	13.45%	8.76%	0.69%
Class I Shares	-2.32%	4.17%	7.38%	13.37%	8.70%	0.60%
Class N Shares	-2.28%	4.24%	7.20%	13.37%	8.70%	0.54%
Class R Shares	-2.67%	3.43%	6.65%	12.83%	8.22%	1.31%
Class S Shares	-2.52%	3.73%	6.92%	13.06%	8.42%	1.04%
Class T Shares	-2.39%	3.99%	7.20%	13.37%	8.70%	0.79%
MSCI World Index	-2.61%	4.01%	6.78%	12.38%	6.36%
MSCI All Country World Index	-2.13%	2.60%	6.45%	11.98%	6.31%
Morningstar Quartile - Class T Shares	-	2nd	2nd	1st	1st
Morningstar Ranking - based on total returns for World Large Stock Funds	-	301/925	213/727	126/533	20/376

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Global Research Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance for the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on March 15, 2013. Performance shown for periods prior to March 15, 2013 reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Global Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$974.80	$5.51	$1,000.00	$1,019.35	$5.64	1.12%
Class C Shares	$1,000.00	$971.50	$8.75	$1,000.00	$1,016.06	$8.95	1.78%
Class D Shares	$1,000.00	$976.40	$3.89	$1,000.00	$1,020.99	$3.98	0.79%
Class I Shares	$1,000.00	$976.80	$3.45	$1,000.00	$1,021.44	$3.53	0.70%
Class N Shares	$1,000.00	$977.20	$3.15	$1,000.00	$1,021.74	$3.23	0.64%
Class R Shares	$1,000.00	$973.30	$7.04	$1,000.00	$1,017.80	$7.19	1.43%
Class S Shares	$1,000.00	$974.80	$5.56	$1,000.00	$1,019.30	$5.69	1.13%
Class T Shares	$1,000.00	$976.10	$4.29	$1,000.00	$1,020.59	$4.38	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 99.4%
Aerospace & Defense – 3.9%
Boeing Co	74,916	$28,574,461
L3 Technologies Inc	149,284	30,807,739
Safran SA	347,773	47,685,288
		107,067,488
Airlines – 0.6%
Ryanair Holdings PLC (ADR)*	219,703	16,464,543
Automobiles – 0.8%
Isuzu Motors Ltd	1,699,300	22,297,466
Banks – 6.3%
BNP Paribas SA	301,496	14,408,965
CaixaBank SA	3,916,640	12,229,890
China Construction Bank Corp	19,613,000	16,815,355
HDFC Bank Ltd	1,089,317	36,467,567
JPMorgan Chase & Co	467,924	47,367,947
Mitsubishi UFJ Financial Group Inc	1,992,300	9,888,683
Wells Fargo & Co	735,088	35,519,452
		172,697,859
Beverages – 2.8%
Constellation Brands Inc	221,785	38,885,564
Pernod Ricard SA	207,065	37,159,201
		76,044,765
Biotechnology – 1.8%
AbbVie Inc	325,071	26,197,472
Neurocrine Biosciences Inc*	205,069	18,066,579
Sarepta Therapeutics Inc*	47,185	5,623,980
		49,888,031
Capital Markets – 4.1%
Blackstone Group LP	588,089	20,565,472
Intercontinental Exchange Inc	355,810	27,091,373
London Stock Exchange Group PLC	438,643	27,137,798
TD Ameritrade Holding Corp	526,689	26,329,183
UBS Group AG*	874,709	10,605,462
		111,729,288
Chemicals – 1.1%
Air Products & Chemicals Inc	158,029	30,177,218
Construction Materials – 0.6%
Vulcan Materials Co	140,418	16,625,491
Consumer Finance – 1.0%
Synchrony Financial	883,397	28,180,364
Electrical Equipment – 0.8%
Sensata Technologies Holding PLC*	472,505	21,272,175
Electronic Equipment, Instruments & Components – 2.1%
Hexagon AB	559,690	29,202,579
Keyence Corp	45,600	28,382,204
		57,584,783
Energy Equipment & Services – 0.2%
Halliburton Co	198,021	5,802,015
Entertainment – 2.2%
Netflix Inc*	81,981	29,231,145
Walt Disney Co	275,777	30,619,520
		59,850,665
Equity Real Estate Investment Trusts (REITs) – 1.7%
American Tower Corp	132,166	26,044,632
Invitation Homes Inc	841,528	20,474,376
		46,519,008
Health Care Equipment & Supplies – 2.1%
Abbott Laboratories	417,563	33,379,986

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Boston Scientific Corp*	626,549	$24,046,951
		57,426,937
Health Care Providers & Services – 1.7%
Humana Inc	77,632	20,650,112
UnitedHealth Group Inc	99,445	24,588,771
		45,238,883
Hotels, Restaurants & Leisure – 4.1%
GVC Holdings PLC	2,065,168	15,032,997
McDonald's Corp	175,699	33,365,240
Merlin Entertainments PLC	3,997,940	17,872,629
Norwegian Cruise Line Holdings Ltd*	341,452	18,766,202
Starbucks Corp	354,423	26,347,806
		111,384,874
Household Durables – 0.6%
Sony Corp	413,700	17,341,725
Independent Power and Renewable Electricity Producers – 2.1%
NRG Energy Inc	812,966	34,534,796
Vistra Energy Corp	855,379	22,265,515
		56,800,311
Industrial Conglomerates – 0.7%
Siemens AG	181,005	19,477,354
Information Technology Services – 5.3%
Amdocs Ltd	359,304	19,441,939
GoDaddy Inc*	293,730	22,085,559
Mastercard Inc	223,815	52,697,242
Visa Inc	320,021	49,984,080
		144,208,820
Insurance – 4.3%
AIA Group Ltd	4,241,300	42,225,511
NN Group NV	552,341	22,940,384
Progressive Corp	539,816	38,915,335
Prudential PLC	727,844	14,572,424
		118,653,654
Interactive Media & Services – 4.1%
Alphabet Inc - Class C*	72,480	85,041,509
Tencent Holdings Ltd	561,700	25,832,032
		110,873,541
Internet & Direct Marketing Retail – 3.8%
Alibaba Group Holding Ltd (ADR)*	152,977	27,910,654
Amazon.com Inc*	42,081	74,935,741
		102,846,395
Life Sciences Tools & Services – 1.1%
Thermo Fisher Scientific Inc	113,681	31,116,763
Machinery – 2.9%
Illinois Tool Works Inc	161,785	23,221,001
Parker-Hannifin Corp	179,118	30,740,231
SMC Corp/Japan	66,800	25,035,683
		78,996,915
Metals & Mining – 1.8%
Rio Tinto PLC	489,101	28,412,480
Teck Resources Ltd	884,461	20,466,647
		48,879,127
Multi-Utilities – 0.5%
National Grid PLC	1,183,331	13,110,284
Oil, Gas & Consumable Fuels – 6.5%
Cabot Oil & Gas Corp	762,272	19,895,299
Canadian Natural Resources Ltd	613,985	16,859,085
Enterprise Products Partners LP	1,074,285	31,261,694

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
EOG Resources Inc	191,250	$18,203,175
Marathon Petroleum Corp	281,928	16,873,391
Occidental Petroleum Corp	249,465	16,514,583
Suncor Energy Inc	935,862	30,333,920
TOTAL SA	499,033	27,717,215
		177,658,362
Personal Products – 2.9%
Estee Lauder Cos Inc	220,025	36,425,139
Unilever NV	760,665	44,176,892
		80,602,031
Pharmaceuticals – 6.1%
AstraZeneca PLC	337,927	26,997,020
Bristol-Myers Squibb Co	392,486	18,725,507
Catalent Inc*	392,355	15,925,689
Elanco Animal Health Inc*	91,884	2,946,720
Eli Lilly & Co	129,403	16,791,333
Merck & Co Inc	462,422	38,459,638
Sanofi	287,024	25,348,561
Takeda Pharmaceutical Co Ltd	523,244	21,348,129
		166,542,597
Road & Rail – 1.2%
CSX Corp	440,332	32,945,640
Semiconductor & Semiconductor Equipment – 4.6%
ASML Holding NV	252,848	47,417,153
Microchip Technology Inc	154,417	12,810,434
Taiwan Semiconductor Manufacturing Co Ltd	3,987,000	31,760,935
Texas Instruments Inc	327,349	34,721,908
		126,710,430
Software – 7.6%
Adobe Inc*	145,352	38,734,854
Constellation Software Inc/Canada	25,793	21,860,928
Microsoft Corp	375,593	44,297,438
salesforce.com Inc*	217,357	34,422,828
SS&C Technologies Holdings Inc	461,560	29,396,756
Ultimate Software Group Inc*	120,860	39,899,512
		208,612,316
Technology Hardware, Storage & Peripherals – 0.7%
Samsung Electronics Co Ltd	463,217	18,222,589
Textiles, Apparel & Luxury Goods – 1.9%
Cie Financiere Richemont SA	295,062	21,500,550
NIKE Inc	369,786	31,139,679
		52,640,229
Tobacco – 1.7%
British American Tobacco PLC	1,117,792	46,491,577
Trading Companies & Distributors – 1.1%
Ferguson PLC	453,826	28,863,128
Total Common Stocks (cost $2,135,289,518)		2,717,845,641
Investment Companies – 0.4%
Money Markets – 0.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£ (cost $10,580,000)	10,580,000	10,580,000
Total Investments (total cost $2,145,869,518) – 99.8%		2,728,425,641
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		6,800,961
Net Assets – 100%		$2,735,226,602

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Global Research Fund

Schedule of Investments (unaudited)

March 31, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,720,552,154	63.1%
United Kingdom	218,490,337	8.0
France	152,319,230	5.6
Japan	124,293,890	4.5
Netherlands	114,534,429	4.2
Canada	89,520,580	3.3
China	70,558,041	2.6
Hong Kong	42,225,511	1.5
India	36,467,567	1.3
Switzerland	32,106,012	1.2
Taiwan	31,760,935	1.2
Sweden	29,202,579	1.1
Germany	19,477,354	0.7
South Korea	18,222,589	0.7
Ireland	16,464,543	0.6
Spain	12,229,890	0.4

Total	$2,728,425,641	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 0.4%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$60,161∆	$-	$-	$-
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	97,005	-	-	10,580,000
Total Affiliated Investments - 0.4%	$157,166	$-	$-	$10,580,000

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 0.4%
Investments Purchased with Cash Collateral from Securities Lending - N/A
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	27,250	93,140,468	(93,167,718)	-
Money Markets - 0.4%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	-	142,812,144	(132,232,144)	10,580,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,717,845,641	$-	$-
Investment Companies	-	10,580,000	-
Total Assets	$2,717,845,641	$10,580,000	$-

12	MARCH 31, 2019

Janus Henderson Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$2,717,845,641
Affiliated investments, at value(2)	10,580,000
Cash	988,586
Non-interested Trustees' deferred compensation	66,430
Receivables:
Dividends	7,347,983
Foreign tax reclaims	996,282
Fund shares sold	902,803
Dividends from affiliates	12,900
Other assets	13,770
Total Assets	2,738,754,395
Liabilities:
Payables:	—
Advisory fees	1,639,789
Fund shares repurchased	661,880
Transfer agent fees and expenses	455,239
Foreign tax liability	369,471
Non-affiliated fund administration fees payable	74,191
Non-interested Trustees' deferred compensation fees	66,430
Professional fees	26,556
12b-1 Distribution and shareholder servicing fees	22,727
Postage fees	20,855
Non-interested Trustees' fees and expenses	19,687
Custodian fees	7,786
Affiliated fund administration fees payable	5,798
Accrued expenses and other payables	157,384
Total Liabilities	3,527,793
Net Assets	$2,735,226,602

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,099,643,990
Total distributable earnings (loss)(3)	635,582,612
Total Net Assets	$2,735,226,602
Net Assets - Class A Shares	$17,013,550
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	216,753
Net Asset Value Per Share(4)	$78.49
Maximum Offering Price Per Share(5)	$83.28
Net Assets - Class C Shares	$6,540,488
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	85,327
Net Asset Value Per Share(4)	$76.65
Net Assets - Class D Shares	$1,479,839,898
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,074,525
Net Asset Value Per Share	$77.58
Net Assets - Class I Shares	$142,010,787
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,803,440
Net Asset Value Per Share	$78.74
Net Assets - Class N Shares	$40,230,347
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	519,449
Net Asset Value Per Share	$77.45
Net Assets - Class R Shares	$6,167,411
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	79,309
Net Asset Value Per Share	$77.76
Net Assets - Class S Shares	$49,645,833
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	631,014
Net Asset Value Per Share	$78.68
Net Assets - Class T Shares	$993,778,288
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,822,822
Net Asset Value Per Share	$77.50

(1) Includes cost of $2,135,289,518.

(2) Includes cost of $10,580,000.

(3) Includes $369,471 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Global Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

See footnotes at the end of the Statement.

Investment Income:
Dividends	$25,972,293
Interest	314,361
Dividends from affiliates	97,005
Affiliated securities lending income, net	60,161
Foreign tax withheld	(839,038)
Total Investment Income	25,604,782
Expenses:
Advisory fees	7,928,216
12b-1 Distribution and shareholder servicing fees:
Class A Shares	19,759
Class C Shares	32,553
Class R Shares	14,543
Class S Shares	71,882
Transfer agent administrative fees and expenses:
Class D Shares	853,117
Class R Shares	7,278
Class S Shares	71,882
Class T Shares	1,194,121
Transfer agent networking and omnibus fees:
Class A Shares	29,249
Class C Shares	2,972
Class I Shares	49,351
Other transfer agent fees and expenses:
Class A Shares	819
Class C Shares	339
Class D Shares	154,703
Class I Shares	3,688
Class N Shares	524
Class R Shares	67
Class S Shares	581
Class T Shares	6,988
Shareholder reports expense	206,608
Registration fees	99,131
Custodian fees	49,313
Professional fees	43,171
Non-interested Trustees’ fees and expenses	42,026
Affiliated fund administration fees	33,143
Other expenses	115,530
Total Expenses	11,031,554
Less: Excess Expense Reimbursement and Waivers	(59,290)
Net Expenses	10,972,264
Net Investment Income/(Loss)	14,632,518

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$28,381,390
Total Net Realized Gain/(Loss) on Investments	28,381,390
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(120,065,790)
Total Change in Unrealized Net Appreciation/Depreciation	(120,065,790)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(77,051,882)

(1) Includes change in unrealized appreciation/depreciation of $(369,471) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Global Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$14,632,518	$28,088,019
Net realized gain/(loss) on investments	28,381,390	137,205,227
Change in unrealized net appreciation/depreciation	(120,065,790)	188,078,662
Net Increase/(Decrease) in Net Assets Resulting from Operations	(77,051,882)	353,371,908
Dividends and Distributions to Shareholders
Class A Shares	(924,864)	(54,161)
Class C Shares	(334,075)	—
Class D Shares	(86,600,742)	(10,187,415)
Class I Shares	(9,281,388)	(1,184,900)
Class N Shares	(2,436,150)	(305,452)
Class R Shares	(327,010)	(5,776)
Class S Shares	(3,552,154)	(213,754)
Class T Shares	(57,760,186)	(6,159,223)
Net Decrease from Dividends and Distributions to Shareholders	(161,216,569)	(18,110,681)
Capital Share Transactions:
Class A Shares	1,819,939	(979,280)
Class C Shares	(655,751)	(2,190,869)
Class D Shares	42,153,490	(76,591,223)
Class I Shares	(21,778,745)	(3,260,486)
Class N Shares	5,134,257	5,540,069
Class R Shares	260,073	(511,599)
Class S Shares	(7,119,403)	(27,170,005)
Class T Shares	24,697,831	(63,539,363)
Net Increase/(Decrease) from Capital Share Transactions	44,511,691	(168,702,756)
Net Increase/(Decrease) in Net Assets	(193,756,760)	166,558,471
Net Assets:
Beginning of period	2,928,983,362	2,762,424,891
End of period	$2,735,226,602	$2,928,983,362

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$85.80	$76.26	$64.32	$60.53	$63.24	$56.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.32	0.57	0.44	0.49	0.45	0.54
Net realized and unrealized gain/(loss)	(3.05)	9.25	11.82	3.75	(2.62)	6.58
Total from Investment Operations	(2.73)	9.82	12.26	4.24	(2.17)	7.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.46)	(0.28)	(0.32)	(0.45)	(0.54)	(0.22)
Distributions (from capital gains)	(4.12)	—	—	—	—	—
Total Dividends and Distributions	(4.58)	(0.28)	(0.32)	(0.45)	(0.54)	(0.22)
Net Asset Value, End of Period	$78.49	$85.80	$76.26	$64.32	$60.53	$63.24
Total Return*	(2.52)%	12.90%	19.16%	7.03%	(3.47)%	12.67%
Net Assets, End of Period (in thousands)	$17,014	$16,478	$15,642	$20,371	$19,370	$11,627
Average Net Assets for the Period (in thousands)	$15,851	$15,685	$16,679	$20,804	$15,993	$12,200
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.28%	1.14%	1.14%	1.02%	0.98%	0.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.00%	1.04%	1.02%	0.98%	0.91%
Ratio of Net Investment Income/(Loss)	0.83%	0.70%	0.64%	0.80%	0.67%	0.88%
Portfolio Turnover Rate	17%	32%	48%	45%	51%	43%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$83.65	$74.57	$62.97	$59.41	$62.16	$55.58
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.04	0.04	0.04	(0.07)	0.07
Net realized and unrealized gain/(loss)	(2.93)	9.04	11.56	3.68	(2.55)	6.51
Total from Investment Operations	(2.88)	9.08	11.60	3.72	(2.62)	6.58
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.16)	(0.13)	—
Distributions (from capital gains)	(4.12)	—	—	—	—	—
Total Dividends and Distributions	(4.12)	—	—	(0.16)	(0.13)	—
Net Asset Value, End of Period	$76.65	$83.65	$74.57	$62.97	$59.41	$62.16
Total Return*	(2.83)%	12.18%	18.42%	6.27%	(4.23)%	11.84%
Net Assets, End of Period (in thousands)	$6,540	$7,746	$8,954	$10,101	$10,020	$6,513
Average Net Assets for the Period (in thousands)	$6,529	$8,343	$9,330	$10,803	$8,388	$6,091
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.78%	1.64%	1.67%	1.74%	1.74%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.78%	1.64%	1.67%	1.74%	1.74%	1.67%
Ratio of Net Investment Income/(Loss)	0.15%	0.05%	0.06%	0.07%	(0.11)%	0.11%
Portfolio Turnover Rate	17%	32%	48%	45%	51%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Global Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$84.93	$75.50	$63.68	$59.84	$62.54	$55.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.43	0.82	0.69	0.63	0.52	0.65
Net realized and unrealized gain/(loss)	(3.03)	9.14	11.65	3.71	(2.57)	6.52
Total from Investment Operations	(2.60)	9.96	12.34	4.34	(2.05)	7.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.63)	(0.53)	(0.52)	(0.50)	(0.65)	(0.32)
Distributions (from capital gains)	(4.12)	—	—	—	—	—
Total Dividends and Distributions	(4.75)	(0.53)	(0.52)	(0.50)	(0.65)	(0.32)
Net Asset Value, End of Period	$77.58	$84.93	$75.50	$63.68	$59.84	$62.54
Total Return*	(2.35)%	13.25%	19.54%	7.28%	(3.32)%	12.92%
Net Assets, End of Period (in thousands)	$1,479,840	$1,564,083	$1,461,778	$1,321,668	$1,326,990	$1,450,165
Average Net Assets for the Period (in thousands)	$1,425,769	$1,527,522	$1,362,959	$1,315,214	$1,485,766	$1,448,769
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.79%	0.69%	0.74%	0.78%	0.81%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.69%	0.74%	0.78%	0.81%	0.71%
Ratio of Net Investment Income/(Loss)	1.14%	1.02%	1.01%	1.04%	0.79%	1.07%
Portfolio Turnover Rate	17%	32%	48%	45%	51%	43%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$86.16	$76.57	$64.58	$60.68	$63.41	$56.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.46	0.91	0.78	0.70	0.61	0.72
Net realized and unrealized gain/(loss)	(3.07)	9.27	11.79	3.77	(2.63)	6.58
Total from Investment Operations	(2.61)	10.18	12.57	4.47	(2.02)	7.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.69)	(0.59)	(0.58)	(0.57)	(0.71)	(0.39)
Distributions (from capital gains)	(4.12)	—	—	—	—	—
Total Dividends and Distributions	(4.81)	(0.59)	(0.58)	(0.57)	(0.71)	(0.39)
Net Asset Value, End of Period	$78.74	$86.16	$76.57	$64.58	$60.68	$63.41
Total Return*	(2.32)%	13.36%	19.64%	7.40%	(3.22)%	12.98%
Net Assets, End of Period (in thousands)	$142,011	$179,093	$162,788	$145,787	$143,285	$137,266
Average Net Assets for the Period (in thousands)	$150,809	$167,007	$157,847	$141,793	$157,129	$120,064
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.60%	0.65%	0.69%	0.70%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.60%	0.65%	0.69%	0.70%	0.62%
Ratio of Net Investment Income/(Loss)	1.20%	1.11%	1.13%	1.13%	0.92%	1.16%
Portfolio Turnover Rate	17%	32%	48%	45%	51%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$84.85	$75.44	$73.87
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.49	0.96	0.11
Net realized and unrealized gain/(loss)	(3.04)	9.11	1.46
Total from Investment Operations	(2.55)	10.07	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.73)	(0.66)	—
Distributions (from capital gains)	(4.12)	—	—
Total Dividends and Distributions	(4.85)	(0.66)	—
Net Asset Value, End of Period	$77.45	$84.85	$75.44
Total Return*	(2.28)%	13.42%	2.13%
Net Assets, End of Period (in thousands)	$40,230	$38,195	$28,326
Average Net Assets for the Period (in thousands)	$38,291	$36,802	$17,865
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.54%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.54%	0.63%
Ratio of Net Investment Income/(Loss)	1.30%	1.19%	1.01%
Portfolio Turnover Rate	17%	32%	48%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$84.95	$75.55	$63.73	$59.97	$62.75	$55.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.19	0.32	0.30	0.28	0.17	0.31
Net realized and unrealized gain/(loss)	(3.00)	9.15	11.67	3.72	(2.59)	6.55
Total from Investment Operations	(2.81)	9.47	11.97	4.00	(2.42)	6.86
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.07)	(0.15)	(0.24)	(0.36)	(0.06)
Distributions (from capital gains)	(4.12)	—	—	—	—	—
Total Dividends and Distributions	(4.38)	(0.07)	(0.15)	(0.24)	(0.36)	(0.06)
Net Asset Value, End of Period	$77.76	$84.95	$75.55	$63.73	$59.97	$62.75
Total Return*	(2.67)%	12.55%	18.84%	6.68%	(3.88)%	12.27%
Net Assets, End of Period (in thousands)	$6,167	$6,417	$6,196	$5,168	$5,025	$2,624
Average Net Assets for the Period (in thousands)	$5,838	$6,245	$5,724	$5,234	$3,859	$2,026
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.31%	1.32%	1.37%	1.39%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.31%	1.32%	1.37%	1.39%	1.29%
Ratio of Net Investment Income/(Loss)	0.50%	0.40%	0.44%	0.46%	0.26%	0.51%
Portfolio Turnover Rate	17%	32%	48%	45%	51%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Global Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$85.96	$76.40	$64.41	$60.62	$63.33	$56.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.29	0.51	0.45	0.47	0.31	0.45
Net realized and unrealized gain/(loss)	(3.03)	9.30	11.82	3.72	(2.60)	6.62
Total from Investment Operations	(2.74)	9.81	12.27	4.19	(2.29)	7.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.42)	(0.25)	(0.28)	(0.40)	(0.42)	(0.12)
Distributions (from capital gains)	(4.12)	—	—	—	—	—
Total Dividends and Distributions	(4.54)	(0.25)	(0.28)	(0.40)	(0.42)	(0.12)
Net Asset Value, End of Period	$78.68	$85.96	$76.40	$64.41	$60.62	$63.33
Total Return*	(2.52)%	12.86%	19.14%	6.94%	(3.64)%	12.56%
Net Assets, End of Period (in thousands)	$49,646	$62,331	$81,729	$72,931	$39,206	$42,894
Average Net Assets for the Period (in thousands)	$57,663	$67,144	$68,266	$68,472	$44,281	$45,522
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.04%	1.07%	1.11%	1.13%	1.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.04%	1.07%	1.11%	1.13%	1.04%
Ratio of Net Investment Income/(Loss)	0.75%	0.63%	0.66%	0.76%	0.47%	0.73%
Portfolio Turnover Rate	17%	32%	48%	45%	51%	43%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$84.82	$75.41	$63.61	$59.77	$62.46	$55.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.40	0.75	0.64	0.59	0.48	0.60
Net realized and unrealized gain/(loss)	(3.02)	9.13	11.63	3.71	(2.57)	6.52
Total from Investment Operations	(2.62)	9.88	12.27	4.30	(2.09)	7.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.58)	(0.47)	(0.47)	(0.46)	(0.60)	(0.28)
Distributions (from capital gains)	(4.12)	—	—	—	—	—
Total Dividends and Distributions	(4.70)	(0.47)	(0.47)	(0.46)	(0.60)	(0.28)
Net Asset Value, End of Period	$77.50	$84.82	$75.41	$63.61	$59.77	$62.46
Total Return*	(2.39)%	13.16%	19.44%	7.22%	(3.39)%	12.85%
Net Assets, End of Period (in thousands)	$993,778	$1,054,640	$997,013	$908,782	$931,954	$989,734
Average Net Assets for the Period (in thousands)	$957,922	$1,033,780	$932,646	$917,744	$1,026,731	$992,504
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.79%	0.82%	0.86%	0.88%	0.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.78%	0.81%	0.86%	0.87%	0.79%
Ratio of Net Investment Income/(Loss)	1.06%	0.93%	0.93%	0.96%	0.74%	1.00%
Portfolio Turnover Rate	17%	32%	48%	45%	51%	43%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

22	MARCH 31, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	23

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

24	MARCH 31, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Investment Fund	25

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future

26	MARCH 31, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

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Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

There were no securities on loan as of March 31, 2019.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.60%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.60%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020.  If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder

28	MARCH 31, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Investment Fund	29

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $1,448.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $169.

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Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	65	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,135,264,573	$684,379,695	$(91,218,627)	$ 593,161,068

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Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	37,505	$ 2,850,562	46,216	$ 3,794,410
Reinvested dividends and distributions	8,702	607,048	465	37,019
Shares repurchased	(21,502)	(1,637,671)	(59,752)	(4,810,709)
Net Increase/(Decrease)	24,705	$ 1,819,939	(13,071)	$ (979,280)
Class C Shares:
Shares sold	15,208	$ 1,061,488	14,252	$ 1,142,994
Reinvested dividends and distributions	4,452	303,820	-	-
Shares repurchased	(26,925)	(2,021,059)	(41,735)	(3,333,863)
Net Increase/(Decrease)	(7,265)	$ (655,751)	(27,483)	$ (2,190,869)
Class D Shares:
Shares sold	160,367	$ 12,051,718	362,074	$ 29,149,804
Reinvested dividends and distributions	1,204,442	82,961,971	124,267	9,766,155
Shares repurchased	(705,365)	(52,860,199)	(1,431,845)	(115,507,182)
Net Increase/(Decrease)	659,444	$ 42,153,490	(945,504)	$(76,591,223)
Class I Shares:
Shares sold	152,343	$ 11,568,044	434,239	$ 35,734,853
Reinvested dividends and distributions	107,396	7,506,949	13,740	1,094,541
Shares repurchased	(534,975)	(40,853,738)	(495,273)	(40,089,880)
Net Increase/(Decrease)	(275,236)	$(21,778,745)	(47,294)	$ (3,260,486)
Class N Shares:
Shares sold	72,639	$ 5,597,968	143,006	$ 11,007,002
Reinvested dividends and distributions	35,413	2,434,307	3,895	305,452
Shares repurchased	(38,754)	(2,898,018)	(72,243)	(5,772,385)
Net Increase/(Decrease)	69,298	$ 5,134,257	74,658	$ 5,540,069
Class R Shares:
Shares sold	8,355	$ 639,466	10,525	$ 854,013
Reinvested dividends and distributions	4,471	309,290	67	5,254
Shares repurchased	(9,057)	(688,683)	(17,065)	(1,370,866)
Net Increase/(Decrease)	3,769	$ 260,073	(6,473)	$ (511,599)
Class S Shares:
Shares sold	122,761	$ 9,652,873	574,673	$ 46,282,292
Reinvested dividends and distributions	50,728	3,546,919	2,677	213,470
Shares repurchased	(267,617)	(20,319,195)	(921,982)	(73,665,767)
Net Increase/(Decrease)	(94,128)	$ (7,119,403)	(344,632)	$(27,170,005)
Class T Shares:
Shares sold	340,259	$ 25,680,809	661,698	$ 53,324,105
Reinvested dividends and distributions	821,024	56,511,088	76,640	6,018,511
Shares repurchased	(771,988)	(57,494,066)	(1,525,629)	(122,881,979)
Net Increase/(Decrease)	389,295	$ 24,697,831	(787,291)	$(63,539,363)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$448,532,600	$ 554,192,969	$ -	$ -

32	MARCH 31, 2019

Janus Henderson Global Research Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus Henderson Global Research Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

34	MARCH 31, 2019

Janus Henderson Global Research Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	35

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

36	MARCH 31, 2019

Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Janus Investment Fund	37

Janus Henderson Global Research Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson Global Research Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Research Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

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Janus Henderson Global Research Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	45

Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Global Research Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	47

Janus Henderson Global Research Fund

Notes

NotesPage1

48	MARCH 31, 2019

Janus Henderson Global Research Fund

Notes

NotesPage2

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93045 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Global Select Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Select Fund

Janus Henderson Global Select Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	Garth Yettick portfolio manager	Julian McManus portfolio manager	George Maris portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2019, Janus Henderson Global Select Fund’s Class I Shares returned -3.85% versus a return of -2.13% for the Fund’s benchmark, the MSCI All Country World IndexSM.

INVESTMENT ENVIRONMENT

Global equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China, a rising fed funds rate and the potential for a disorderly “Brexit” all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the MSCI All Country World Index, during the period. Our underperformance was due largely to stock selection within the financial sector. Within the financial sector, we were hurt by our exposure to several large bank stocks that sold off due to fears about a slowing global economy. We continue to have a high degree of conviction in our bank holdings, however, and believe the single-digit multiples assigned to these companies present some of the best buying opportunities in the market. In short, we believe the market has overlooked strong balance sheets and high-quality loan exposure of these banks, and believe many of our bank holdings carry more capital and less risk than at any point in their history. While these companies would benefit from stronger economic growth, we would expect our bank stocks to rebound even in a weaker economic environment if they show resilience from a loan quality perspective.

Stock selection in the consumer discretionary sector also detracted from relative performance. GVC Holdings was our largest detractor within the sector. The stock of GVC has been under pressure due to negative news about the gambling industry in the UK, including a government proposal to cut the maximum stake at betting terminals, which would negatively affect one of the gambling companies GVC acquired. The company’s Chairman and CEO also announced they were selling some of their shares in the company. While the stock reacted negatively to the news, we do not believe the decision to sell stock is the negative signal that can often be implied from such actions. We were still disappointed in the news, however, and will be monitoring the stock closely. We still believe the stock is undervalued and see upside from legalized U.S. sports betting, as GVC owns a business-to-business platform that provides the technology to most sportsbook operators in Nevada and could extend that technology to other sites.

Sony was another detractor from the sector. The decision to increase spending in its gaming business weighed on the stock. Weak smartphone demand also weighed on the stock, as the Apple iPhone is a large end market for Sony’s image sensors. Despite these headwinds, we continue to like the stock and its valuation doesn’t reflect the value of Sony’s different businesses. In particular, we anticipate stronger long-term demand for its sensors as more smartphones adopt dual cameras. We also like Sony’s media assets, and believe it will enhance the value of its music business through streaming services.

Stock selection in the materials sector was a bright spot for the portfolio. Mining company Rio Tinto was our largest contributor to Fund performance. The mining company’s stock was up mainly due to higher iron ore prices globally, but also in part because of rising copper prices. The management team has also done a good job in recent months of communicating its strategy to maintain discipline on new mining projects, which is ultimately supportive of copper and iron ore prices. We

Janus Investment Fund	1

Janus Henderson Global Select Fund (unaudited)

continue to see upside for Rio Tinto. The management team’s capital discipline remains a core part of our investment thesis, and we also believe metals such as copper are in deficit relative to global demand.

NRG Energy was also a top contributor to Fund performance. The stock has been up for the past two quarters as the market has come to appreciate the company’s balance sheet strength and cash-flow generation as it sells assets and sheds businesses that were less profitable. We continue to like the utility company’s potential as it delevers and buys back stock.

Alibaba was another top contributor. The stock experienced a sharp rebound in the first quarter, after the company reported strong earnings growth for its China-focused businesses. Even after the rebound, we believe Alibaba’s valuation fails to reflect the long-term, secular growth opportunity in front of the company. A fragmented market of offline retail sales in China totals $4 trillion, and we believe this market is ripe for disruption by Alibaba’s platform. In our view, the company has only increased its technological capabilities relative to competitors, deepening a competitive advantage for the company.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for derivatives used by the Fund.

OUTLOOK

While the current bull market ranks as one of the longest in history, it is yet to instill the confidence – or speculation – that typically accompanies extended economic and market expansions. This is one of the main reasons we feel relatively sanguine about the market backdrop for the rest of the year. We realize the global economic environment isn’t perfect. European growth is slowing, and Brexit continues to be an overhang for the continent. Data show China’s economy is decelerating, and a trade war with the U.S. is a drag on global growth. These concerns sparked volatility in the fourth quarter, as it was easy to paint a bear case for the global economy and stock markets. But positives also remain. Chinese and U.S. trade leaders seem aware that a trade resolution is beneficial for both countries, and our base case remains that a compromise is reached and a trade war is averted. China is also taking steps to stimulate its economy. Central banks around the world are taking a cautious approach, backing off on monetary tightening to help support the economy. Corporate profits also remain healthy, and throughout history, recessions have rarely occurred while profits are growing.

Further, we don’t see the signs of excess that traditionally derail economic or stock market expansions. Banks are perhaps better capitalized than at any point in their history. We don’t see a raft of store openings from consumer companies or massive green fielding of new projects from energy and commodity companies. Within the industrial sector, management teams remain laser focused on capital discipline.

In short, while economic growth is slow, we don’t foresee cataclysmic risks on the horizon. In that environment, equities could still gain ground. And if China and the U.S. reach a trade agreement, it would remove one of the largest overhangs on the global economy, and stocks could experience a fairly significant bounce.

While we continue to have confidence in the economy, it is not our primary focus. We remain more focused on bottom-up stock picking than making macroeconomic predictions, and the fourth quarter’s volatility gave us a chance to act on several high-conviction ideas.

We used volatility in the fourth quarter to add to some of our Chinese Internet stocks. Stocks of these companies fell in the fourth quarter due to concerns about the potential China-U.S. trade war, but fundamentals for these companies remain strong. While we acknowledge these companies would be affected by a severe economic slowdown in China, they still benefit from the secular tailwind of Chinese consumption and entertainment migrating online. This secular shift should allow the companies to grow earnings even if the economy decelerates.

We also added to positions of select mining companies. These stocks also sold off due to macroeconomic concerns, but our long-term view is that metals such as copper will be in short supply relative to global demand due to the limited places where companies can mine copper.

Finally, we see more opportunity among solid global bank franchises, which we believe trade at incredible discounts to their intrinsic value. We believe our conviction in these companies will be rewarded over the long term.

Thank you for your continued investment in Janus Henderson Global Select Fund.

2	MARCH 31, 2019

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	NRG Energy Inc	0.58%	GVC Holdings PLC	-0.82%
	Alibaba Group Holding Ltd (ADR)	0.46%	Sony Corp	-0.53%
	Rio Tinto Ltd	0.45%	Citigroup Inc	-0.45%
	Merck & Co Inc	0.39%	Goldman Sachs Group Inc	-0.42%
	PulteGroup Inc	0.24%	BNP Paribas SA	-0.40%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Index
		Contribution	(Average % of Equity)	Weighting
	Materials	0.57%	5.56%	4.92%
	Health Care	0.50%	11.21%	11.95%
	Utilities	0.37%	4.54%	3.21%
	Information Technology	0.30%	10.78%	15.13%
	Communication Services	0.08%	7.64%	8.90%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.13%	19.62%	17.22%
	Consumer Discretionary	-0.95%	14.49%	10.42%
	Real Estate	-0.55%	0.23%	3.13%
	Energy	-0.52%	5.35%	6.41%
	Industrials	-0.27%	13.15%	10.43%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

Janus Investment Fund	3

Janus Henderson Global Select Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Alphabet Inc - Class C
Interactive Media & Services	4.3%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	4.2%
NRG Energy Inc
Independent Power and Renewable Electricity Producers	4.1%
Citigroup Inc
Banks	3.9%
Coca-Cola Co
Beverages	3.5%
20.0%

Asset Allocation - (% of Net Assets)
Common Stocks	97.9%
Investment Companies	1.3%
Preferred Stocks	0.5%
Other	0.3%
100.0%

Emerging markets comprised 12.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Global Select Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-4.03%	-1.51%	6.26%	11.27%	3.26%	1.04%	1.04%
Class A Shares at MOP	-9.56%	-7.18%	5.00%	10.62%	2.94%
Class C Shares at NAV	-4.49%	-2.38%	5.38%	10.31%	2.46%	1.84%	1.84%
Class C Shares at CDSC	-5.31%	-3.21%	5.38%	10.31%	2.46%
Class D Shares(1)	-3.90%	-1.26%	6.43%	11.49%	3.37%	0.84%	0.84%
Class I Shares	-3.85%	-1.21%	6.55%	11.42%	3.34%	0.77%	0.77%
Class N Shares	-3.81%	-1.11%	6.37%	11.42%	3.34%	0.68%	0.68%
Class R Shares	-4.29%	-2.15%	5.75%	10.77%	2.82%	1.76%	1.63%
Class S Shares	-4.14%	-1.81%	6.05%	11.14%	3.10%	1.75%	1.38%
Class T Shares	-3.93%	-1.35%	6.37%	11.42%	3.34%	0.92%	0.92%
MSCI All Country World Index	-2.13%	2.60%	6.45%	11.98%	4.31%
Morningstar Quartile - Class T Shares	-	3rd	2nd	3rd	4th
Morningstar Ranking - based on total returns for World Large Stock Funds	-	718/925	309/727	301/533	230/284

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Janus Investment Fund	5

Janus Henderson Global Select Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 30, 2000

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Global Select Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$959.70	$5.33	$1,000.00	$1,019.50	$5.49	1.09%
Class C Shares	$1,000.00	$955.10	$9.60	$1,000.00	$1,015.11	$9.90	1.97%
Class D Shares	$1,000.00	$961.00	$4.16	$1,000.00	$1,020.69	$4.28	0.85%
Class I Shares	$1,000.00	$961.50	$3.81	$1,000.00	$1,021.04	$3.93	0.78%
Class N Shares	$1,000.00	$961.90	$3.38	$1,000.00	$1,021.49	$3.48	0.69%
Class R Shares	$1,000.00	$957.10	$7.95	$1,000.00	$1,016.80	$8.20	1.63%
Class S Shares	$1,000.00	$958.60	$6.64	$1,000.00	$1,018.15	$6.84	1.36%
Class T Shares	$1,000.00	$960.70	$4.50	$1,000.00	$1,020.34	$4.63	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 97.9%
Aerospace & Defense – 2.3%
Safran SA	341,335	$46,802,535
Airlines – 0.8%
United Continental Holdings Inc*	200,073	15,961,824
Auto Components – 1.7%
Aptiv PLC	433,015	34,420,362
Banks – 9.3%
BNP Paribas SA	661,727	31,624,966
China Construction Bank Corp	52,488,000	45,000,986
Citigroup Inc	1,268,862	78,948,594
Mitsubishi UFJ Financial Group Inc	5,111,400	25,370,183
Permanent TSB Group Holdings PLC*	5,262,077	7,601,735
		188,546,464
Beverages – 4.6%
Coca-Cola Co	1,511,899	70,847,587
Diageo PLC	578,374	23,634,154
		94,481,741
Biotechnology – 0.3%
BeiGene Ltd (ADR)*	44,730	5,904,360
Building Products – 1.0%
Daikin Industries Ltd	166,400	19,476,654
Capital Markets – 2.9%
Goldman Sachs Group Inc	307,844	59,102,970
Chemicals – 1.4%
Air Products & Chemicals Inc	92,568	17,676,785
Croda International PLC	161,298	10,581,945
		28,258,730
Diversified Telecommunication Services – 0.5%
Tower Bersama Infrastructure Tbk PT	37,443,900	10,363,819
Electronic Equipment, Instruments & Components – 2.4%
Hexagon AB	532,493	27,783,539
Keyence Corp	33,200	20,664,236
		48,447,775
Energy Equipment & Services – 0.6%
Schlumberger Ltd	298,347	12,998,979
Health Care Equipment & Supplies – 1.0%
Boston Scientific Corp*	538,767	20,677,877
Health Care Providers & Services – 2.0%
Anthem Inc	144,287	41,407,483
Hotels, Restaurants & Leisure – 1.4%
GVC Holdings PLC	3,960,866	28,832,369
Household Durables – 3.4%
PulteGroup Inc	1,552,830	43,417,127
Sony Corp	637,400	26,718,915
		70,136,042
Independent Power and Renewable Electricity Producers – 4.1%
NRG Energy Inc	1,982,415	84,212,989
Insurance – 4.6%
AIA Group Ltd	4,421,200	44,016,559
NN Group NV	394,446	16,382,529
Sony Financial Holdings Inc	1,726,600	32,534,436
		92,933,524
Interactive Media & Services – 6.4%
Alphabet Inc - Class C*	73,876	86,679,450
Tencent Holdings Ltd	963,000	44,287,425
		130,966,875
Internet & Direct Marketing Retail – 4.7%
Alibaba Group Holding Ltd (ADR)*	473,338	86,360,518

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
MakeMyTrip Ltd*	360,793	$9,957,887
		96,318,405
Leisure Products – 1.4%
Hasbro Inc	326,183	27,732,079
Machinery – 3.7%
Parker-Hannifin Corp	272,185	46,712,390
Stanley Black & Decker Inc	204,405	27,833,829
		74,546,219
Metals & Mining – 3.7%
Antofagasta PLC	742,748	9,343,229
Rio Tinto Ltd	511,106	35,525,069
Teck Resources Ltd	1,286,189	29,762,733
		74,631,031
Oil, Gas & Consumable Fuels – 4.5%
Canadian Natural Resources Ltd	1,522,019	41,855,522
EOG Resources Inc	170,026	16,183,075
TOTAL SA	600,022	33,326,330
		91,364,927
Pharmaceuticals – 8.7%
Allergan PLC	257,106	37,642,889
Elanco Animal Health Inc*	1,137,517	36,480,170
Merck & Co Inc	651,113	54,153,068
Takeda Pharmaceutical Co Ltd	1,224,268	49,949,604
		178,225,731
Road & Rail – 2.6%
Container Corp Of India Ltd	2,376,169	18,020,018
Kansas City Southern	287,313	33,322,562
Lyft Inc*	26,018	2,036,949
		53,379,529
Semiconductor & Semiconductor Equipment – 3.6%
ASML Holding NV	273,170	51,228,184
Taiwan Semiconductor Manufacturing Co Ltd	2,763,000	22,010,400
		73,238,584
Software – 5.0%
Adobe Inc*	64,442	17,173,149
Microsoft Corp	456,694	53,862,490
salesforce.com Inc*	189,925	30,078,422
		101,114,061
Technology Hardware, Storage & Peripherals – 1.1%
Samsung Electronics Co Ltd	586,182	23,059,935
Textiles, Apparel & Luxury Goods – 2.2%
Cie Financiere Richemont SA	209,206	15,244,403
EssilorLuxottica SA	61,397	6,705,893
Samsonite International SA*	7,286,400	23,345,218
		45,295,514
Thrifts & Mortgage Finance – 2.4%
MGIC Investment Corp*	3,763,595	49,641,818
Tobacco – 1.1%
British American Tobacco PLC	562,330	23,388,616
Trading Companies & Distributors – 1.3%
Ferguson PLC	418,629	26,624,615
Wireless Telecommunication Services – 1.2%
T-Mobile US Inc*	341,199	23,576,851
Total Common Stocks (cost $1,656,108,753)		1,996,071,287
Preferred Stocks – 0.5%
Software – 0.5%
Magic Leap Inc - Series D*,¢,§ (cost $9,254,547)	342,761	9,254,547

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	30,001	$30,001
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	27,033,615	27,033,615
Total Investment Companies (cost $27,063,616)		27,063,616
Total Investments (total cost $1,692,426,916) – 99.7%		2,032,389,450
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		5,919,087
Net Assets – 100%		$2,038,308,537

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,065,004,291	52.4%
China	175,648,929	8.6
Japan	174,714,028	8.6
United Kingdom	122,404,928	6.0
France	118,459,724	5.8
Canada	71,618,255	3.5
Netherlands	67,610,713	3.3
Hong Kong	67,361,777	3.3
Australia	35,525,069	1.8
India	27,977,905	1.4
Sweden	27,783,539	1.4
South Korea	23,059,935	1.1
Taiwan	22,010,400	1.1
Switzerland	15,244,403	0.8
Indonesia	10,363,819	0.5
Ireland	7,601,735	0.4

Total	$2,032,389,450	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 1.3%
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$95,104∆	$-	$-	$30,001
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	405,912	-	-	27,033,615
Total Affiliated Investments - 1.3%	$501,016	$-	$-	$27,063,616

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 1.3%
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	32,212,524	79,506,641	(111,689,164)	30,001
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	9,470,000	235,912,125	(218,348,510)	27,033,615

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Bank of America:

United Continental Holdings, Inc.	500	95.00	USD	4/18/19	$(50,000)	$107,750	$105,968	$(1,782)

Goldman Sachs:

SAFRAN SA	374	125.00	EUR	4/18/19	(37,400)	62,823	26,667	(36,156)
Total OTC Written Options						$170,573	$132,635	$(37,938)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019

Equity Contracts

Liability Derivatives:
Options written, at value	$ 37,938

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2019

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$132,635

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Select Fund

Schedule of Investments (unaudited)

March 31, 2019

Please see the "Change in Unrealized Net Appreciation/Depreciation" section of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value
Written options contracts, call	$ 25,176

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Series D	10/5/17	$9,254,547	$9,254,547	0.5%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus Henderson Global Select Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,996,071,287	$-	$-
Preferred Stocks	-	-	9,254,547
Investment Companies	-	27,063,616	-
Total Assets	$1,996,071,287	$27,063,616	$9,254,547
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$37,938	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2019

Janus Henderson Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$2,005,325,834
Affiliated investments, at value(2)	27,063,616
Cash	424,261
Deposits with brokers for OTC derivatives	130,000
Non-interested Trustees' deferred compensation	49,516
Receivables:
Dividends	8,770,182
Investments sold	6,977,823
Foreign tax reclaims	398,674
Fund shares sold	388,639
Dividends from affiliates	71,595
Other assets	10,383
Total Assets	2,049,610,523
Liabilities:
Collateral for securities loaned (Note 3)	30,001
Options written, at value(3)	37,938
Payables:	—
Investments purchased	8,556,285
Advisory fees	1,107,143
Fund shares repurchased	938,535
Transfer agent fees and expenses	344,353
Non-interested Trustees' deferred compensation fees	49,516
Non-interested Trustees' fees and expenses	14,810
Custodian fees	13,272
Professional fees	5,763
Affiliated fund administration fees payable	4,326
12b-1 Distribution and shareholder servicing fees	2,534
Accrued expenses and other payables	197,510
Total Liabilities	11,301,986
Net Assets	$2,038,308,537

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Select Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,666,307,030
Total distributable earnings (loss)	372,001,507
Total Net Assets	$2,038,308,537
Net Assets - Class A Shares	$5,012,379
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	345,360
Net Asset Value Per Share(4)	$14.51
Maximum Offering Price Per Share(5)	$15.40
Net Assets - Class C Shares	$1,585,008
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	113,255
Net Asset Value Per Share(4)	$14.00
Net Assets - Class D Shares	$1,497,038,213
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,821,421
Net Asset Value Per Share	$14.42
Net Assets - Class I Shares	$18,409,249
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,272,141
Net Asset Value Per Share	$14.47
Net Assets - Class N Shares	$30,039,554
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,081,522
Net Asset Value Per Share	$14.43
Net Assets - Class R Shares	$193,997
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,561
Net Asset Value Per Share	$14.31
Net Assets - Class S Shares	$235,796
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,215
Net Asset Value Per Share	$14.54
Net Assets - Class T Shares	$485,794,341
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,625,826
Net Asset Value Per Share	$14.45

(1) Includes cost of $1,665,363,300.

(2) Includes cost of $27,063,616.

(3) Premiums received $170,573.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Global Select Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$16,358,287
Dividends from affiliates	405,912
Affiliated securities lending income, net	95,104
Interest	183
Foreign tax withheld	(615,321)
Total Investment Income	16,244,165
Expenses:
Advisory fees	6,374,674
12b-1 Distribution and shareholder servicing fees:
Class A Shares	5,780
Class C Shares	8,253
Class R Shares	470
Class S Shares	282
Transfer agent administrative fees and expenses:
Class D Shares	877,312
Class R Shares	235
Class S Shares	282
Class T Shares	597,573
Transfer agent networking and omnibus fees:
Class A Shares	1,899
Class C Shares	856
Class I Shares	6,382
Other transfer agent fees and expenses:
Class A Shares	255
Class C Shares	100
Class D Shares	219,534
Class I Shares	416
Class N Shares	452
Class R Shares	13
Class S Shares	11
Class T Shares	4,381
Shareholder reports expense	228,919
Registration fees	83,691
Custodian fees	54,724
Professional fees	45,200
Non-interested Trustees’ fees and expenses	31,258
Affiliated fund administration fees	24,901
Other expenses	102,922
Total Expenses	8,670,775
Less: Excess Expense Reimbursement and Waivers	(29,921)
Net Expenses	8,640,854
Net Investment Income/(Loss)	7,603,311
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	30,919,744
Total Net Realized Gain/(Loss) on Investments	30,919,744
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(128,718,135)
Written options contracts	132,635
Total Change in Unrealized Net Appreciation/Depreciation	(128,585,500)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(90,062,445)

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Select Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$7,603,311	$16,316,092
Net realized gain/(loss) on investments	30,919,744	259,015,305
Change in unrealized net appreciation/depreciation	(128,585,500)	(61,674,457)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(90,062,445)	213,656,940
Dividends and Distributions to Shareholders
Class A Shares	(663,662)	(39,013)
Class C Shares	(186,682)	(4,195)
Class D Shares	(201,285,058)	(13,949,258)
Class I Shares	(1,894,319)	(121,471)
Class N Shares	(4,121,689)	(322,658)
Class R Shares	(23,297)	(2,416)
Class S Shares	(30,689)	(994)
Class T Shares	(65,788,281)	(4,430,935)
Net Decrease from Dividends and Distributions to Shareholders	(273,993,677)	(18,870,940)
Capital Share Transactions:
Class A Shares	1,216,262	288,749
Class C Shares	(354,955)	(516,495)
Class D Shares	148,637,262	(87,848,011)
Class I Shares	3,696,156	(1,005,572)
Class N Shares	2,236,979	1,347,016
Class R Shares	(1,532)	(288,954)
Class S Shares	25,394	(154,924)
Class T Shares	40,148,373	(31,939,540)
Net Increase/(Decrease) from Capital Share Transactions	195,603,939	(120,117,731)
Net Increase/(Decrease) in Net Assets	(168,452,183)	74,668,269
Net Assets:
Beginning of period	2,206,760,720	2,132,092,451
End of period	$2,038,308,537	$2,206,760,720

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Global Select Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.64	$16.16	$12.97	$12.40	$13.27	$11.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.09	0.10	0.07	0.08	0.07
Net realized and unrealized gain/(loss)	(0.97)	1.52	3.21	0.62	(0.88)	1.51
Total from Investment Operations	(0.93)	1.61	3.31	0.69	(0.80)	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.13)	(0.12)	(0.12)	(0.07)	—
Distributions (from capital gains)	(2.13)	—	—	—	—	—
Total Dividends and Distributions	(2.20)	(0.13)	(0.12)	(0.12)	(0.07)	—
Net Asset Value, End of Period	$14.51	$17.64	$16.16	$12.97	$12.40	$13.27
Total Return*	(4.03)%	9.99%	25.74%	5.57%	(6.03)%	13.52%
Net Assets, End of Period (in thousands)	$5,012	$4,666	$3,951	$4,537	$5,007	$5,606
Average Net Assets for the Period (in thousands)	$4,634	$4,885	$4,294	$4,780	$5,786	$6,593
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	1.03%	1.03%	1.06%	0.97%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.09%	1.03%	1.03%	1.06%	0.97%	1.05%
Ratio of Net Investment Income/(Loss)	0.60%	0.54%	0.67%	0.59%	0.58%	0.51%
Portfolio Turnover Rate	15%	41%	42%	58%	62%	55%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.10	$15.69	$12.59	$12.02	$12.90	$11.48
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.05)	(0.02)	(0.02)	(0.03)	(0.04)
Net realized and unrealized gain/(loss)	(0.94)	1.49	3.13	0.59	(0.85)	1.46
Total from Investment Operations	(0.97)	1.44	3.11	0.57	(0.88)	1.42
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	(0.01)	—	—	—
Distributions (from capital gains)	(2.13)	—	—	—	—	—
Total Dividends and Distributions	(2.13)	(0.03)	(0.01)	—	—	—
Net Asset Value, End of Period	$14.00	$17.10	$15.69	$12.59	$12.02	$12.90
Total Return*	(4.42)%	9.15%	24.76%	4.74%	(6.82)%	12.37%
Net Assets, End of Period (in thousands)	$1,585	$2,229	$2,521	$3,026	$3,471	$3,920
Average Net Assets for the Period (in thousands)	$1,655	$2,591	$2,738	$3,228	$3,866	$4,224
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.97%	1.84%	1.82%	1.86%	1.80%	1.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.97%	1.84%	1.82%	1.86%	1.80%	1.88%
Ratio of Net Investment Income/(Loss)	(0.41)%	(0.27)%	(0.13)%	(0.21)%	(0.25)%	(0.29)%
Portfolio Turnover Rate	15%	41%	42%	58%	62%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Select Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.55	$16.06	$12.90	$12.33	$13.20	$11.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.13	0.12	0.10	0.09	0.09
Net realized and unrealized gain/(loss)	(0.97)	1.51	3.19	0.61	(0.86)	1.49
Total from Investment Operations	(0.91)	1.64	3.31	0.71	(0.77)	1.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.15)	(0.15)	(0.14)	(0.10)	(0.06)
Distributions (from capital gains)	(2.13)	—	—	—	—	—
Total Dividends and Distributions	(2.22)	(0.15)	(0.15)	(0.14)	(0.10)	(0.06)
Net Asset Value, End of Period	$14.42	$17.55	$16.06	$12.90	$12.33	$13.20
Total Return*	(3.90)%	10.22%	25.91%	5.77%	(5.90)%	13.55%
Net Assets, End of Period (in thousands)	$1,497,038	$1,615,089	$1,560,200	$1,353,449	$1,403,376	$1,615,507
Average Net Assets for the Period (in thousands)	$1,466,203	$1,629,405	$1,427,056	$1,358,987	$1,615,199	$1,627,022
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.84%	0.86%	0.88%	0.87%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.85%	0.84%	0.86%	0.88%	0.87%	0.86%
Ratio of Net Investment Income/(Loss)	0.78%	0.75%	0.87%	0.78%	0.68%	0.74%
Portfolio Turnover Rate	15%	41%	42%	58%	62%	55%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.61	$16.12	$12.94	$12.37	$13.24	$11.72
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.15	0.16	0.11	0.11	0.11
Net realized and unrealized gain/(loss)	(0.98)	1.49	3.18	0.62	(0.87)	1.49
Total from Investment Operations	(0.91)	1.64	3.34	0.73	(0.76)	1.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.15)	(0.16)	(0.16)	(0.11)	(0.08)
Distributions (from capital gains)	(2.13)	—	—	—	—	—
Total Dividends and Distributions	(2.23)	(0.15)	(0.16)	(0.16)	(0.11)	(0.08)
Net Asset Value, End of Period	$14.47	$17.61	$16.12	$12.94	$12.37	$13.24
Total Return*	(3.85)%	10.22%	26.13%	5.95%	(5.79)%	13.73%
Net Assets, End of Period (in thousands)	$18,409	$17,043	$16,745	$20,189	$24,648	$35,503
Average Net Assets for the Period (in thousands)	$15,497	$15,444	$28,860	$22,610	$34,328	$34,589
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.77%	0.73%	0.75%	0.72%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.77%	0.73%	0.75%	0.72%	0.73%
Ratio of Net Investment Income/(Loss)	0.94%	0.86%	1.09%	0.89%	0.83%	0.87%
Portfolio Turnover Rate	15%	41%	42%	58%	62%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Global Select Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$17.58	$16.09	$15.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.16	0.04
Net realized and unrealized gain/(loss)	(0.97)	1.50	0.45
Total from Investment Operations	(0.90)	1.66	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.17)	—
Distributions (from capital gains)	(2.13)	—	—
Total Dividends and Distributions	(2.25)	(0.17)	—
Net Asset Value, End of Period	$14.43	$17.58	$16.09
Total Return*	(3.81)%	10.34%	3.14%
Net Assets, End of Period (in thousands)	$30,040	$33,278	$29,133
Average Net Assets for the Period (in thousands)	$29,783	$33,126	$18,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.68%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.68%	0.74%
Ratio of Net Investment Income/(Loss)	0.94%	0.92%	1.61%
Portfolio Turnover Rate	15%	41%	42%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.39	$15.99	$12.84	$12.23	$13.09	$11.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	—(3)	0.05	0.03	—(3)	0.02
Net realized and unrealized gain/(loss)	(0.95)	1.49	3.18	0.61	(0.85)	1.48
Total from Investment Operations	(0.95)	1.49	3.23	0.64	(0.85)	1.50
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.09)	(0.08)	(0.03)	(0.01)	—
Distributions (from capital gains)	(2.13)	—	—	—	—	—
Total Dividends and Distributions	(2.13)	(0.09)	(0.08)	(0.03)	(0.01)	—
Net Asset Value, End of Period	$14.31	$17.39	$15.99	$12.84	$12.23	$13.09
Total Return*	(4.22)%	9.32%	25.25%	5.23%	(6.50)%	12.94%
Net Assets, End of Period (in thousands)	$194	$230	$484	$302	$325	$560
Average Net Assets for the Period (in thousands)	$189	$459	$366	$307	$406	$792
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.03%	1.76%	1.45%	1.46%	1.43%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.56%	1.45%	1.46%	1.43%	1.44%
Ratio of Net Investment Income/(Loss)	(0.01)%	0.01%	0.35%	0.21%	0.00%(4)	0.13%
Portfolio Turnover Rate	15%	41%	42%	58%	62%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Select Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.74	$16.24	$13.04	$12.43	$13.32	$11.76
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.04	0.09	0.06	0.06	0.04
Net realized and unrealized gain/(loss)	(0.98)	1.53	3.21	0.63	(0.89)	1.52
Total from Investment Operations	(0.96)	1.57	3.30	0.69	(0.83)	1.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.07)	(0.10)	(0.08)	(0.06)	—
Distributions (from capital gains)	(2.13)	—	—	—	—	—
Total Dividends and Distributions	(2.24)	(0.07)	(0.10)	(0.08)	(0.06)	—
Net Asset Value, End of Period	$14.54	$17.74	$16.24	$13.04	$12.43	$13.32
Total Return*	(4.14)%	9.69%	25.51%	5.53%	(6.23)%	13.27%
Net Assets, End of Period (in thousands)	$236	$251	$379	$312	$383	$424
Average Net Assets for the Period (in thousands)	$226	$259	$349	$334	$452	$542
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.52%	1.75%	1.19%	1.20%	1.18%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.29%	1.16%	1.18%	1.15%	1.16%
Ratio of Net Investment Income/(Loss)	0.29%	0.25%	0.60%	0.48%	0.41%	0.34%
Portfolio Turnover Rate	15%	41%	42%	58%	62%	55%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.57	$16.08	$12.91	$12.34	$13.21	$11.69
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.05	0.12	0.12	0.09	0.09	0.09
Net realized and unrealized gain/(loss)	(0.97)	1.51	3.19	0.61	(0.87)	1.48
Total from Investment Operations	(0.92)	1.63	3.31	0.70	(0.78)	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.14)	(0.14)	(0.13)	(0.09)	(0.05)
Distributions (from capital gains)	(2.13)	—	—	—	—	—
Total Dividends and Distributions	(2.20)	(0.14)	(0.14)	(0.13)	(0.09)	(0.05)
Net Asset Value, End of Period	$14.45	$17.57	$16.08	$12.91	$12.34	$13.21
Total Return*	(3.93)%	10.17%	25.89%	5.70%	(5.95)%	13.46%
Net Assets, End of Period (in thousands)	$485,794	$533,974	$518,679	$458,233	$486,552	$567,919
Average Net Assets for the Period (in thousands)	$479,372	$539,796	$478,930	$466,452	$561,476	$596,800
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.92%	0.93%	0.94%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.91%	0.92%	0.93%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	0.71%	0.68%	0.81%	0.73%	0.64%	0.67%
Portfolio Turnover Rate	15%	41%	42%	58%	62%	55%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Select Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Janus Investment Fund	23

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

24	MARCH 31, 2019

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	25

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

26	MARCH 31, 2019

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner)

Janus Investment Fund	27

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

"exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers,

28	MARCH 31, 2019

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets

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Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$—	$—	$(30,001)(c)	$(30,001)

Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$1,782	$—	$—	$1,782
Goldman Sachs	36,156	—	—	36,156

Total	$37,938	$—	$—	$37,938
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
(c)	Represents collateral pledged by the counterparty for a dividend post period end.

30	MARCH 31, 2019

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles

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Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

There were no securities on loan as of March 31, 2019.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020.  If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the

32	MARCH 31, 2019

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All

Janus Investment Fund	33

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $540.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2019.

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

34	MARCH 31, 2019

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	85	1
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,698,978,314	$431,658,174	$(98,247,038)	$ 333,411,136

Information on the tax components of derivatives as of March 31, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 132,635	$ -	$ 132,635

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

Janus Investment Fund	35

Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	79,720	$ 1,206,110	403,071	$ 6,862,263
Reinvested dividends and distributions	48,875	643,195	2,262	38,288
Shares repurchased	(47,704)	(633,043)	(385,311)	(6,611,802)
Net Increase/(Decrease)	80,891	$ 1,216,262	20,022	$ 288,749
Class C Shares:
Shares sold	29,069	$ 366,750	12,361	$ 202,903
Reinvested dividends and distributions	10,943	139,193	207	3,424
Shares repurchased	(57,157)	(860,898)	(42,821)	(722,822)
Net Increase/(Decrease)	(17,145)	$ (354,955)	(30,253)	$ (516,495)
Class D Shares:
Shares sold	834,228	$ 12,241,121	2,249,181	$ 38,472,257
Reinvested dividends and distributions	14,990,940	195,931,575	808,412	13,597,491
Shares repurchased	(4,040,707)	(59,535,434)	(8,155,586)	(139,917,759)
Net Increase/(Decrease)	11,784,461	$148,637,262	(5,097,993)	$(87,848,011)
Class I Shares:
Shares sold	464,186	$ 6,434,501	470,053	$ 8,131,119
Reinvested dividends and distributions	134,937	1,769,022	5,627	94,925
Shares repurchased	(294,618)	(4,507,367)	(547,145)	(9,231,616)
Net Increase/(Decrease)	304,505	$ 3,696,156	(71,465)	$ (1,005,572)
Class N Shares:
Shares sold	31,027	$ 450,515	417,198	$ 7,024,718
Reinvested dividends and distributions	314,681	4,112,879	19,172	322,658
Shares repurchased	(156,773)	(2,326,415)	(354,580)	(6,000,360)
Net Increase/(Decrease)	188,935	$ 2,236,979	81,790	$ 1,347,016
Class R Shares:
Shares sold	1,855	$ 26,256	11,133	$ 189,630
Reinvested dividends and distributions	1,578	20,502	137	2,295
Shares repurchased	(3,105)	(48,290)	(28,315)	(480,879)
Net Increase/(Decrease)	328	$ (1,532)	(17,045)	$ (288,954)
Class S Shares:
Shares sold	296	$ 4,431	1,431	$ 24,662
Reinvested dividends and distributions	2,325	30,689	58	994
Shares repurchased	(579)	(9,726)	(10,674)	(180,580)
Net Increase/(Decrease)	2,042	$ 25,394	(9,185)	$ (154,924)
Class T Shares:
Shares sold	895,397	$ 13,111,223	2,132,437	$ 36,564,252
Reinvested dividends and distributions	4,906,206	64,271,292	256,631	4,321,659
Shares repurchased	(2,572,772)	(37,234,142)	(4,239,336)	(72,825,451)
Net Increase/(Decrease)	3,228,831	$ 40,148,373	(1,850,268)	$(31,939,540)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$306,427,037	$ 396,507,285	$ -	$ -

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Janus Henderson Global Select Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	39

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Janus Investment Fund	41

Janus Henderson Global Select Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	45

Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Select Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

48	MARCH 31, 2019

Janus Henderson Global Select Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	51

Janus Henderson Global Select Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Select Fund

Notes

NotesPage1

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93046 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Global Technology Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Technology Fund

Janus Henderson Global Technology Fund (unaudited)

FUND SNAPSHOT

Our mission is to find companies that benefit from the high pace of change in technology. We believe technology markets are complex, adaptive systems that demonstrate emergent properties and inherently unpredictable changes. We construct a portfolio with special attention to downside risk that seeks to balance resilience and optionality. Combined with deep fundamental industry analysis and thoughtful valuation and scenario analysis, we seek to invest in stocks that have the potential to outperform without relying on difficult predictions about the future.

Denny Fish co-portfolio manager	Garth Yettick co-portfolio manager

PERFORMANCE

Janus Henderson Global Technology Fund’s Class I Shares returned 1.62% over the six-month period ended March 31, 2019. The Fund’s primary benchmark, the S&P 500® Index, returned -1.72%, and its secondary benchmark, the MSCI All Country World Information Technology IndexSM, returned -1.53% during the period.

MARKET ENVIRONMENT

Global stocks sold off early in the period, with the technology sector coming under particular pressure. Market sentiment turned in January and – as with the earlier sell-off – it was technology that was led the way. For the six-month period as a whole, the tech sector slightly outperformed broader equities. Within tech, Internet services and infrastructure along with communications equipment generated the highest returns. Interactive home entertainment delivered the weakest performance – weighed down by gaming names – followed by electronic manufactured services.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark. Since we believe technology markets are complex, we construct a portfolio with special attention to downside risk, seeking to balance Resilience and Optionality. Resilient companies tend to have more mature growth profiles and stable earnings prospects. Optional positions tend to be younger in their life cycle and have the potential to generate higher sustained growth rates. We believe our focus on stocks that are both less volatile on a risk-adjusted basis than those in the MSCI benchmark and well positioned to benefit from the rapid rate of change in technology will provide better performance for our shareholders over the long term.

On a sector basis, the leading contributor to relative performance was our underweight to technology hardware, storage and peripherals. Also contributing was our selection of applications software stocks. Relative losses were concentrated in interactive home entertainment and communications equipment.

On an absolute basis, Alibaba was a leading individual contributor. Similar to the U.S.-domiciled cloud companies, the Chinese e-commerce giant had been negatively impacted by the U.S.-China trade dispute, despite a business model unrelated to trans-Pacific trade. That sentiment reversed during the first quarter. The stock’s gains may have also come at the expense of a rival Chinese Internet platform, which had to deal with regulatory issues surrounding its gaming franchise. Investors seeking to maintain exposure to China’s large Internet platforms likely believed that Alibaba was a more effective vehicle given the regulatory hurdles facing gaming operators. From an operational perspective, Alibaba continues to deliver impressive results. The company’s core commerce business remains a key strength and investors are now taking an interest in what we believe is a massive opportunity for the company to make headway in China’s offline retailing space.

The stock of Cadence Design Systems rose considerably during the period. Fueling this was a well-received earnings report. Both revenues and earnings came in ahead of consensus, although some of the positive performance was likely activity being pulled forward from 2019. Still, management provided upbeat guidance for the year. Sentiment toward the stock has improved given the market’s growing recognition of the key role Cadence plays in the semiconductor ecosystem. The company is one of the few firms in the electronic design automation (EDA) space. Given the complexity of modern

Janus Investment Fund	1

Janus Henderson Global Technology Fund (unaudited)

semiconductors, every chip manufacturer must rely upon EDA processes to produce its chips. Recent industry developments also have moved in Cadence’s favor. In addition to the industry undergoing rationalization, EDA companies’ customer base also stands to grow as systems providers, such as medical or industrial, seek to design their own chips.

American Tower REIT was a contributor. REITs and other defensive stocks generally performed well during the early-period market sell-off, but strong operating performance also played a role in the stock’s appreciation. Going forward, we like the growth opportunity in front of American Tower. The company owns and operates wireless and broadcast communications towers, and demand for its critical infrastructure should only grow as the population uses ever more data.

A leading detractor for the period was out-of-benchmark holding Sony. The company reported weaker quarterly performance. One factor was recent weakness in smartphone sales. Sony provides CMOS (complementary metal-oxide semiconductor) image sensors to smartphone cameras, and the continuing maturation of that industry has created a headwind for this product line. Another potential concern has been its PlayStation gaming franchise. Some view cloud-based gaming as a possible threat, especially with major players entering the space. At present, Sony has no presence in streaming cloud-based games and, thus, the growth of this segment could eat into PlayStation’s sizable market share.

Staying within gaming, Activision Blizzard detracted from results. Since the rollout of the blockbuster game Fortnite, the existing gaming industry paradigm has been called into question. Fortnite’s inclusion of a free-to-play tier is forcing management teams to consider countering that offering to defend market share, but at the peril of opening a material hole in their revenue models. Rivals have already taken a step in that direction. The stress is evident in Activision’s flagship Call of Duty franchise, which has recently underperformed expectations. Also weighing on results was the cessation of the relationship with Bungie, the producer of the popular game, Destiny. While we recognize the strength of the Call of Duty franchise, recent softening in the title that accounts for roughly a third of Activision’s operating profit by our estimate, was of sufficient concern to cause us to sell our position in the company.

Nvidia was also a large detractor. The semiconductor maker’s stock declined after the company reported earnings below consensus expectations. Part of the headwinds Nvidia faced was due to the reversal of fortunes of cryptocurrency mining as that process relied heavily on complex processing units of the type Nvidia produces. This led to an inventory overhang, which was not able to be absorbed by other markets, namely gaming, which was experiencing its own challenges. We continue to like Nvidia’s long-term outlook. The company is a leading supplier of graphics processing units (GPUs), which are at the forefront of accelerated computing, artificial intelligence and autonomous driving. We like the company’s growth potential as these secular themes push forward.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Over the past two quarters, the tech sector has registered both double-digit losses and double-digit gains. Volatility is inherent in a sector that, by its nature, is rendering outdated, analog business models obsolete and reshaping the global economy for a digital future. Still, we take steps with the aim of dampening the undulations registered by the portfolio’s components. Foremost, we take the long view. We seek to identify themes that play out over years rather than months and quarters. The Internet of Things (IoT), artificial intelligence and the cloud are all themes that, in our view, will be significant forces across many segments of the economy and will drive tech sector earnings growth in the years to come.

Another tool at our disposal is to opportunistically toggle the Fund’s allocation to Resilience and Optionality sleeves. Our shift to more defensive, resilient names helped dampen losses last autumn and this winter’s shift toward more optional names – guided, in part, by what we considered to be compelling valuations – contributed to the period’s outperformance. Given the strength of the first quarter’s rally, we believe that many of these optional names have become more fairly valued and, thus, we have shifted back toward a more resilient stance.

In order to position oneself to generate excess returns on behalf of clients, we believe an investment manager must take differentiated views vis-à-vis market consensus. The recently beaten down semiconductor sector provides an apt example. Many investors still regard semis as highly cyclical, prone to the boom and bust cycles that have haunted it for decades. Our view is that rationalization has lessened the amplitude of this cyclicality and that – based

2	MARCH 31, 2019

Janus Henderson Global Technology Fund (unaudited)

our fundamental research – much of the recent soft spot is behind us and a recovery may occur by late 2019. It is our nonconsensus view that the massive demand for chips from applications like IoT and machine learning will create powerful secular tailwinds that should result in future down cycles delivering slower positive, rather than negative growth.

We must also be willing to recognize new realities, especially those that may prove to be challenges for some of our favored themes. We still believe that the winds are at the back of large Internet platforms. Given the heightened role data analytics will play in the future, the firms that have the greatest access to user data are well positioned to dominate their respective markets in years to come as advertisers seek greater insight into customer behavior. However, we believe that last year’s introduction of a more stringent regulatory regime in Europe may only be the beginning and greater regulatory oversight may increase costs and limit companies’ ability to harvest user data. In fact, we expect greater regulatory oversight of large Internet platforms to be a significant theme in next year’s U.S. presidential election.

Thank you for your investment in Janus Henderson Global Technology Fund.

Janus Investment Fund	3

Janus Henderson Global Technology Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Cadence Design Systems Inc	0.68%	Activision Blizzard Inc	-0.99%
	Xilinx Inc	0.63%	Flex Ltd	-0.53%
	Mastercard Inc	0.56%	Sony Corp	-0.46%
	Alibaba Group Holding Ltd (ADR)	0.48%	NVIDIA Corp	-0.38%
	American Tower Corp	0.45%	Amazon.com Inc	-0.36%

	4 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.39%	62.70%	92.70%
	Real Estate	0.77%	4.25%	0.00%
	Consumer Discretionary	0.17%	11.10%	0.89%
	Other**	0.15%	1.96%	0.00%

	2 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World Information Technology Index
		Contribution	(Average % of Equity)	Weighting
	Communication Services	-0.11%	18.87%	6.41%
	Industrials	0.00%	1.12%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2019

Janus Henderson Global Technology Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	7.0%
Alphabet Inc - Class C
Interactive Media & Services	6.0%
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	4.3%
salesforce.com Inc
Software	3.4%
Texas Instruments Inc
Semiconductor & Semiconductor Equipment	3.3%
24.0%

Asset Allocation - (% of Net Assets)
Common Stocks	97.3%
Investment Companies	2.0%
Preferred Stocks	0.9%
Other	(0.2)%
100.0%

Emerging markets comprised 13.6% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

Janus Investment Fund	5

Janus Henderson Global Technology Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	1.51%	13.41%	18.06%	20.66%	9.14%	1.00%
Class A Shares at MOP	-4.33%	6.90%	16.67%	19.95%	8.82%
Class C Shares at NAV	1.15%	12.61%	17.25%	19.71%	8.36%	1.75%
Class C Shares at CDSC	0.20%	11.61%	17.25%	19.71%	8.36%
Class D Shares(1)	1.60%	13.59%	18.29%	20.92%	9.31%	0.83%
Class I Shares	1.62%	13.71%	18.39%	20.85%	9.28%	0.75%
Class N Shares	1.67%	13.77%	18.20%	20.85%	9.28%	0.69%
Class S Shares	1.41%	13.17%	17.90%	20.49%	8.99%	1.20%
Class T Shares	1.56%	13.49%	18.20%	20.85%	9.28%	0.92%
S&P 500 Index	-1.72%	9.50%	10.91%	15.92%	6.22%
MSCI All Country World Information Technology Index	-1.53%	8.46%	15.69%	17.64%	5.66%
Morningstar Quartile - Class T Shares	-	2nd	1st	2nd	1st
Morningstar Ranking - based on total returns for Technology Funds	-	72/222	43/189	41/180	24/97

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

6	MARCH 31, 2019

Janus Henderson Global Technology Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective December 1, 2018, Denny Fish and Garth Yettick are Co-Portfolio Managers of the Fund.

*The Fund’s inception date – December 31, 1998.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Technology Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$1,015.10	$5.12	$1,000.00	$1,019.85	$5.14	1.02%
Class C Shares	$1,000.00	$1,011.50	$8.68	$1,000.00	$1,016.31	$8.70	1.73%
Class D Shares	$1,000.00	$1,016.00	$4.22	$1,000.00	$1,020.74	$4.23	0.84%
Class I Shares	$1,000.00	$1,016.20	$3.92	$1,000.00	$1,021.04	$3.93	0.78%
Class N Shares	$1,000.00	$1,016.70	$3.52	$1,000.00	$1,021.44	$3.53	0.70%
Class S Shares	$1,000.00	$1,014.10	$6.18	$1,000.00	$1,018.80	$6.19	1.23%
Class T Shares	$1,000.00	$1,015.60	$4.67	$1,000.00	$1,020.29	$4.68	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2019

Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 97.3%
Aerospace & Defense – 0.4%
Axon Enterprise Inc*	200,077	$10,886,190
Automobiles – 0.3%
Tesla Inc*	31,185	8,727,434
Electronic Equipment, Instruments & Components – 4.7%
Amphenol Corp	773,158	73,017,042
Cognex Corp	261,227	13,286,005
National Instruments Corp	410,807	18,223,399
TE Connectivity Ltd	461,806	37,290,835
		141,817,281
Entertainment – 3.0%
Liberty Media Corp-Liberty Formula One*	301,823	10,578,896
Netflix Inc*	101,855	36,317,419
Ubisoft Entertainment SA*	170,797	15,202,730
Walt Disney Co	264,214	29,335,680
		91,434,725
Equity Real Estate Investment Trusts (REITs) – 4.4%
American Tower Corp	238,996	47,096,552
Crown Castle International Corp	362,885	46,449,280
Equinix Inc	87,403	39,607,544
		133,153,376
Household Durables – 0.9%
Sony Corp	659,500	27,645,316
Information Technology Services – 12.9%
Amdocs Ltd	471,935	25,536,403
Black Knight Inc*	277,067	15,100,152
Gartner Inc*	513,536	77,893,141
Global Payments Inc	118,740	16,210,385
GoDaddy Inc*	402,975	30,299,690
InterXion Holding NV*	304,959	20,349,914
Mastercard Inc	420,347	98,970,701
Okta Inc*	366,046	30,282,986
WEX Inc*	59,883	11,496,937
Wix.com Ltd*	102,243	12,354,022
Worldpay Inc*,ž	404,678	45,272,208
Worldpay Inc*	44,503	5,051,091
		388,817,630
Interactive Media & Services – 9.9%
Alphabet Inc - Class A*	12,033	14,161,517
Alphabet Inc - Class C*	154,188	180,910,322
Facebook Inc*	174,924	29,158,082
Tencent Holdings Ltd	1,668,700	76,741,876
		300,971,797
Internet & Direct Marketing Retail – 9.3%
Alibaba Group Holding Ltd (ADR)*	717,756	130,954,582
Amazon.com Inc*	50,015	89,064,211
Etsy Inc*	298,182	20,043,794
MakeMyTrip Ltd*	306,252	8,452,555
MercadoLibre Inc*	62,060	31,509,724
		280,024,866
Media – 0.6%
Liberty Broadband Corp*	182,411	16,734,385
Professional Services – 0.8%
CoStar Group Inc*	54,166	25,264,106
Real Estate Management & Development – 0.2%
Redfin Corp*,#	311,589	6,315,909
Road & Rail – 0.1%
Lyft Inc*	38,668	3,027,318
Semiconductor & Semiconductor Equipment – 16.4%
ASML Holding NV	323,629	60,690,873

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Lam Research Corp	348,905	$62,457,484
Microchip Technology Inc	727,851	60,382,519
Micron Technology Inc*	666,570	27,549,338
NVIDIA Corp	316,557	56,840,975
ON Semiconductor Corp*	896,350	18,437,920
Taiwan Semiconductor Manufacturing Co Ltd	11,014,000	87,738,886
Texas Instruments Inc	949,453	100,708,480
Xilinx Inc	179,346	22,739,279
		497,545,754
Software – 28.0%
Adobe Inc*	351,198	93,590,755
Atlassian Corp PLC*	157,678	17,721,430
Autodesk Inc*	154,307	24,044,117
Avalara Inc*	146,480	8,172,119
Blackbaud Inc	204,971	16,342,338
Cadence Design Systems Inc*	1,004,595	63,801,828
Constellation Software Inc/Canada	27,510	23,316,176
Coupa Software Inc*	80,940	7,363,921
Guidewire Software Inc*	115,406	11,212,847
Instructure Inc*	292,371	13,776,522
Intuit Inc	140,818	36,811,233
Microsoft Corp	1,795,847	211,802,195
Nice Ltd (ADR)*	117,114	14,347,636
RealPage Inc*	154,464	9,374,420
SailPoint Technologies Holding Inc*	753,602	21,643,449
salesforce.com Inc*	655,591	103,825,947
ServiceNow Inc*	114,958	28,335,997
SS&C Technologies Holdings Inc	333,685	21,252,398
Tyler Technologies Inc*	106,347	21,737,327
Ultimate Software Group Inc*	152,663	50,398,636
Zendesk Inc*	583,280	49,578,800
		848,450,091
Technology Hardware, Storage & Peripherals – 4.7%
Apple Inc	339,732	64,532,093
Samsung Electronics Co Ltd	1,972,292	77,588,403
		142,120,496
Wireless Telecommunication Services – 0.7%
T-Mobile US Inc*	320,579	22,152,009
Total Common Stocks (cost $1,770,686,077)		2,945,088,683
Preferred Stocks – 0.9%
Road & Rail – 0.6%
Lyft Inc – Series F*,§	96,726	6,815,411
Lyft Inc – Series G*,§	129,879	9,151,403
Lyft Inc – Series H*,§	54,511	3,840,900
Software – 0.3%
Magic Leap Inc - Series D*,¢,§	339,269	9,160,263
Total Preferred Stocks (cost $18,093,656)		28,967,977
Investment Companies – 2.0%
Investments Purchased with Cash Collateral from Securities Lending – 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	4,848,653	4,848,653
Money Markets – 1.8%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	55,440,990	55,440,990
Total Investment Companies (cost $60,289,643)		60,289,643
Total Investments (total cost $1,849,069,376) – 100.2%		3,034,346,303
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(6,747,561)
Net Assets – 100%		$3,027,598,742

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,429,732,180	80.1%
China	207,696,458	6.8
Taiwan	87,738,886	2.9
Netherlands	81,040,787	2.7
South Korea	77,588,403	2.5
Brazil	31,509,724	1.0
Japan	27,645,316	0.9
Israel	26,701,658	0.9
Canada	23,316,176	0.8
Australia	17,721,430	0.6
France	15,202,730	0.5
India	8,452,555	0.3

Total	$3,034,346,303	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 2.0%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$297,549∆	$-	$-	$4,848,653
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	477,056	-	-	55,440,990
Total Affiliated Investments - 2.0%	$774,605	$-	$-	$60,289,643

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 2.0%
Investments Purchased with Cash Collateral from Securities Lending - 0.2%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	17,748,515	168,976,622	(181,876,484)	4,848,653
Money Markets - 1.8%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	90,541,508	235,946,358	(271,046,876)	55,440,990

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Citibank NA:
British Pound	4/11/19	(8,118,000)	$10,657,626	$81,300
Japanese Yen	4/11/19	(673,494,000)	6,108,291	25,069

				106,369
HSBC Securities (USA) Inc:
Japanese Yen	5/7/19	(739,670,000)	6,677,289	(19,296)
JPMorgan Chase & Co:
Japanese Yen	4/11/19	(127,825,000)	1,159,281	4,723
Total				$91,796

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$111,092

Liability Derivatives:
Forward foreign currency exchange contracts	$ 19,296

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 248,004

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$(563,079)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Global Technology Fund

Schedule of Investments (unaudited)

March 31, 2019

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 33,900,736

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Technology Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World Information Technology IndexSM	MSCI All Country World Information Technology IndexSM reflects the performance of information technology stocks from developed and emerging markets.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.
ž	Issued by the same entity and traded on separate exchanges.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Lyft Inc – Series F	12/17/15-11/10/17	$3,073,789	$6,815,411	0.2%
Lyft Inc – Series G	12/17/15-11/10/17	4,127,336	9,151,403	0.3
Lyft Inc – Series H	12/17/15-11/10/17	1,732,268	3,840,900	0.1
Magic Leap Inc - Series D	10/5/17	9,160,263	9,160,263	0.3
Total		$18,093,656	$28,967,977	0.9%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

14	MARCH 31, 2019

Janus Henderson Global Technology Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$2,945,088,683	$-	$-
Preferred Stocks
Road & Rail	-	19,807,714	-
Software	-	-	9,160,263
Investment Companies	-	60,289,643	-
Total Investments in Securities	$2,945,088,683	$80,097,357	$9,160,263
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	111,092	-
Total Assets	$2,945,088,683	$80,208,449	$9,160,263
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$19,296	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Henderson Global Technology Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$2,974,056,660
Affiliated investments, at value(3)	60,289,643
Cash	35,214
Forward foreign currency exchange contracts	111,092
Closed foreign currency contracts	18,864
Non-interested Trustees' deferred compensation	73,519
Receivables:
Dividends	2,531,247
Fund shares sold	2,019,514
Dividends from affiliates	98,235
Foreign tax reclaims	4,834
Other assets	14,724
Total Assets	3,039,253,546
Liabilities:
Collateral for securities loaned (Note 3)	4,848,653
Forward foreign currency exchange contracts	19,296
Closed foreign currency contracts	6,490
Payables:	—
Investments purchased	2,784,096
Advisory fees	1,613,505
Fund shares repurchased	1,596,165
Transfer agent fees and expenses	435,532
12b-1 Distribution and shareholder servicing fees	90,220
Non-interested Trustees' deferred compensation fees	73,519
Professional fees	24,353
Non-interested Trustees' fees and expenses	20,491
Custodian fees	6,721
Affiliated fund administration fees payable	6,303
Accrued expenses and other payables	129,460
Total Liabilities	11,654,804
Net Assets	$3,027,598,742

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Global Technology Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,752,569,160
Total distributable earnings (loss)	1,275,029,582
Total Net Assets	$3,027,598,742
Net Assets - Class A Shares	$156,862,330
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,532,328
Net Asset Value Per Share(4)	$34.61
Maximum Offering Price Per Share(5)	$36.72
Net Assets - Class C Shares	$65,981,845
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,099,096
Net Asset Value Per Share(4)	$31.43
Net Assets - Class D Shares	$1,535,712,965
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,351,950
Net Asset Value Per Share	$35.42
Net Assets - Class I Shares	$357,224,604
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,002,942
Net Asset Value Per Share	$35.71
Net Assets - Class N Shares	$29,397,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	832,667
Net Asset Value Per Share	$35.31
Net Assets - Class S Shares	$7,990,575
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	234,781
Net Asset Value Per Share	$34.03
Net Assets - Class T Shares	$874,428,513
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	24,836,295
Net Asset Value Per Share	$35.21

(1) Includes cost of $1,788,779,733.

(2) Includes $4,743,501 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $60,289,643.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Technology Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$10,484,874
Dividends from affiliates	477,056
Affiliated securities lending income, net	297,549
Interest proceeds from short sales	141,420
Other income	62
Foreign tax withheld	(338,517)
Total Investment Income	11,062,444
Expenses:
Advisory fees	8,802,956
12b-1 Distribution and shareholder servicing fees:
Class A Shares	170,152
Class C Shares	319,715
Class S Shares	8,678
Transfer agent administrative fees and expenses:
Class D Shares	837,896
Class S Shares	8,662
Class T Shares	1,009,883
Transfer agent networking and omnibus fees:
Class A Shares	47,979
Class C Shares	24,480
Class I Shares	133,505
Other transfer agent fees and expenses:
Class A Shares	6,853
Class C Shares	3,444
Class D Shares	132,774
Class I Shares	7,717
Class N Shares	334
Class S Shares	74
Class T Shares	5,408
Shareholder reports expense	202,787
Registration fees	142,307
Short sale fees and expenses	104,654
Non-interested Trustees’ fees and expenses	44,726
Custodian fees	43,872
Professional fees	40,777
Affiliated fund administration fees	34,386
Short sales dividends expense	16,698
Other expenses	116,158
Total Expenses	12,266,875
Less: Excess Expense Reimbursement and Waivers	(32,374)
Net Expenses	12,234,501
Net Investment Income/(Loss)	(1,172,057)

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Global Technology Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$95,009,723
Forward foreign currency exchange contracts	248,004
Short sales	173,977
Total Net Realized Gain/(Loss) on Investments	95,431,704
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(72,088,017)
Forward foreign currency exchange contracts	(563,079)
Short sales	1,309,514
Total Change in Unrealized Net Appreciation/Depreciation	(71,341,582)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$22,918,065

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Technology Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$(1,172,057)	$(1,142,402)
Net realized gain/(loss) on investments	95,431,704	163,094,541
Change in unrealized net appreciation/depreciation	(71,341,582)	506,620,832
Net Increase/(Decrease) in Net Assets Resulting from Operations	22,918,065	668,572,971
Dividends and Distributions to Shareholders
Class A Shares	(7,887,034)	(4,380,208)
Class C Shares	(3,926,790)	(2,928,751)
Class D Shares	(79,638,624)	(46,608,098)
Class I Shares	(17,703,668)	(7,443,302)
Class N Shares	(1,234,713)	(272,386)
Class S Shares	(402,800)	(211,714)
Class T Shares	(45,686,924)	(26,303,648)
Net Decrease from Dividends and Distributions to Shareholders	(156,480,553)	(88,148,107)
Capital Share Transactions:
Class A Shares	23,569,456	1,631,336
Class C Shares	(17,847,146)	3,204,019
Class D Shares	28,211,154	116,427,748
Class I Shares	18,066,344	123,492,047
Class N Shares	8,964,314	12,217,478
Class S Shares	1,693,091	315,823
Class T Shares	(41,028,308)	187,049,726
Net Increase/(Decrease) from Capital Share Transactions	21,628,905	444,338,177
Net Increase/(Decrease) in Net Assets	(111,933,583)	1,024,763,041
Net Assets:
Beginning of period	3,139,532,325	2,114,769,284
End of period	$3,027,598,742	$3,139,532,325

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Global Technology Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$36.33	$29.11	$24.11	$20.80	$24.21	$22.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.05)	(0.05)	(0.04)	—(2)	(0.02)
Net realized and unrealized gain/(loss)	0.20	8.45	7.29	5.03	0.44	3.18
Total from Investment Operations	0.17	8.40	7.24	4.99	0.44	3.16
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—(2)	—	(0.04)	—	—
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)
Total Dividends and Distributions	(1.89)	(1.18)	(2.24)	(1.68)	(3.85)	(1.79)
Net Asset Value, End of Period	$34.61	$36.33	$29.11	$24.11	$20.80	$24.21
Total Return*	1.51%	29.63%	31.84%	25.20%	1.63%	14.49%
Net Assets, End of Period (in thousands)	$156,862	$136,689	$107,783	$12,832	$9,423	$8,617
Average Net Assets for the Period (in thousands)	$136,495	$125,207	$44,671	$11,091	$10,126	$7,596
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.00%	1.03%	1.08%	1.08%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.00%	1.03%	1.08%	1.08%	1.11%
Ratio of Net Investment Income/(Loss)	(0.20)%	(0.16)%	(0.18)%	(0.20)%	0.01%	(0.08)%
Portfolio Turnover Rate	18%	20%	30%	42%	39%	57%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.31	$26.96	$22.63	$19.70	$23.26	$22.16
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.27)	(0.23)	(0.18)	(0.14)	(0.18)
Net realized and unrealized gain/(loss)	0.15	7.80	6.80	4.75	0.43	3.07
Total from Investment Operations	0.01	7.53	6.57	4.57	0.29	2.89
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)
Total Dividends and Distributions	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)
Net Asset Value, End of Period	$31.43	$33.31	$26.96	$22.63	$19.70	$23.26
Total Return*	1.15%	28.73%	30.91%	24.39%	0.97%	13.67%
Net Assets, End of Period (in thousands)	$65,982	$89,817	$70,002	$5,992	$4,702	$3,031
Average Net Assets for the Period (in thousands)	$67,111	$79,328	$27,163	$5,295	$4,137	$2,672
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.72%	1.77%	1.75%	1.72%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.73%	1.72%	1.77%	1.75%	1.72%	1.82%
Ratio of Net Investment Income/(Loss)	(0.95)%	(0.88)%	(0.91)%	(0.87)%	(0.64)%	(0.81)%
Portfolio Turnover Rate	18%	20%	30%	42%	39%	57%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Technology Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$37.14	$29.69	$24.50	$21.11	$24.49	$23.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	—(2)	—(2)	—(2)	0.04	0.03
Net realized and unrealized gain/(loss)	0.22	8.63	7.43	5.11	0.46	3.21
Total from Investment Operations	0.21	8.63	7.43	5.11	0.50	3.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	—(2)	—	(0.08)	(0.03)	—
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)
Total Dividends and Distributions	(1.93)	(1.18)	(2.24)	(1.72)	(3.88)	(1.79)
Net Asset Value, End of Period	$35.42	$37.14	$29.69	$24.50	$21.11	$24.49
Total Return*	1.60%	29.84%	32.12%	25.41%	1.87%	14.73%
Net Assets, End of Period (in thousands)	$1,535,713	$1,570,846	$1,147,818	$805,754	$669,625	$705,264
Average Net Assets for the Period (in thousands)	$1,400,330	$1,400,342	$958,246	$716,771	$727,258	$699,807
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.84%	0.83%	0.85%	0.88%	0.90%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.83%	0.85%	0.88%	0.90%	0.88%
Ratio of Net Investment Income/(Loss)	(0.03)%	0.01%	(0.01)%	0.00%(3)	0.20%	0.12%
Portfolio Turnover Rate	18%	20%	30%	42%	39%	57%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$37.45	$29.91	$24.65	$21.23	$24.62	$23.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	0.04	0.03	0.02	0.07	0.05
Net realized and unrealized gain/(loss)	0.22	8.69	7.47	5.15	0.44	3.23
Total from Investment Operations	0.22	8.73	7.50	5.17	0.51	3.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.01)	—	(0.11)	(0.05)	—
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)
Total Dividends and Distributions	(1.96)	(1.19)	(2.24)	(1.75)	(3.90)	(1.79)
Net Asset Value, End of Period	$35.71	$37.45	$29.91	$24.65	$21.23	$24.62
Total Return*	1.62%	29.97%	32.21%	25.58%	1.92%	14.84%
Net Assets, End of Period (in thousands)	$357,225	$353,236	$176,639	$41,814	$21,748	$17,322
Average Net Assets for the Period (in thousands)	$315,368	$248,537	$85,627	$28,300	$19,837	$13,502
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.75%	0.75%	0.80%	0.79%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.75%	0.75%	0.80%	0.79%	0.82%
Ratio of Net Investment Income/(Loss)	0.03%	0.10%	0.10%	0.08%	0.30%	0.21%
Portfolio Turnover Rate	18%	20%	30%	42%	39%	57%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson Global Technology Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$37.05	$29.59	$24.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.06	0.05
Net realized and unrealized gain/(loss)	0.21	8.60	6.04
Total from Investment Operations	0.23	8.66	6.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.02)	—
Distributions (from capital gains)	(1.89)	(1.18)	(1.12)
Total Dividends and Distributions	(1.97)	(1.20)	(1.12)
Net Asset Value, End of Period	$35.31	$37.05	$29.59
Total Return*	1.70%	30.04%	25.10%
Net Assets, End of Period (in thousands)	$29,398	$20,522	$6,091
Average Net Assets for the Period (in thousands)	$22,102	$11,360	$3,349
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	0.12%	0.17%	0.28%
Portfolio Turnover Rate	18%	20%	30%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.79	$28.75	$23.87	$20.62	$24.04	$22.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.07)	(0.12)	(0.08)	(0.07)	(0.02)	(0.04)
Net realized and unrealized gain/(loss)	0.20	8.34	7.20	4.99	0.45	3.16
Total from Investment Operations	0.13	8.22	7.12	4.92	0.43	3.12
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.03)	—	—
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)
Total Dividends and Distributions	(1.89)	(1.18)	(2.24)	(1.67)	(3.85)	(1.79)
Net Asset Value, End of Period	$34.03	$35.79	$28.75	$23.87	$20.62	$24.04
Total Return*	1.41%	29.36%	31.65%	25.07%	1.59%	14.39%
Net Assets, End of Period (in thousands)	$7,991	$6,628	$4,951	$5,935	$3,202	$2,357
Average Net Assets for the Period (in thousands)	$6,949	$6,405	$6,495	$4,320	$2,982	$2,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.20%	1.18%	1.21%	1.20%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.23%	1.19%	1.18%	1.21%	1.20%	1.20%
Ratio of Net Investment Income/(Loss)	(0.42)%	(0.36)%	(0.32)%	(0.34)%	(0.11)%	(0.18)%
Portfolio Turnover Rate	18%	20%	30%	42%	39%	57%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from January 27, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Global Technology Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$36.91	$29.54	$24.41	$21.04	$24.41	$22.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.02)	(0.03)	(0.02)	(0.01)	0.04	0.01
Net realized and unrealized gain/(loss)	0.23	8.58	7.39	5.09	0.46	3.20
Total from Investment Operations	0.21	8.55	7.37	5.08	0.50	3.21
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—	—	(0.07)	(0.02)	—
Distributions (from capital gains)	(1.89)	(1.18)	(2.24)	(1.64)	(3.85)	(1.79)
Total Dividends and Distributions	(1.91)	(1.18)	(2.24)	(1.71)	(3.87)	(1.79)
Net Asset Value, End of Period	$35.21	$36.91	$29.54	$24.41	$21.04	$24.41
Total Return*	1.59%	29.70%	31.99%	25.37%	1.87%	14.62%
Net Assets, End of Period (in thousands)	$874,429	$961,794	$601,485	$394,705	$314,403	$316,886
Average Net Assets for the Period (in thousands)	$810,126	$812,197	$477,426	$339,697	$335,533	$308,011
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.92%	0.93%	0.95%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.92%	0.93%	0.94%	0.93%	0.94%
Ratio of Net Investment Income/(Loss)	(0.13)%	(0.08)%	(0.09)%	(0.06)%	0.16%	0.06%
Portfolio Turnover Rate	18%	20%	30%	42%	39%	57%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Technology Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

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Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year.

Financial assets of $13,311,939 were transferred out of Level 3 to Level 2 since certain security’s prices were determined using other significant observable inputs at the end of the current fiscal year and significant unobservable inputs at the end of the prior fiscal year.

The Fund did not hold a significant amount of Level 3 securities as of March 31, 2019.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

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Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

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Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

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Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the year, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and

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Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

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Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Citibank NA	$106,369	$—	$—	$106,369
Deutsche Bank AG	4,743,501	—	(4,743,501)	—
JPMorgan Chase & Co	4,723	—	—	4,723

Total	$4,854,593	$—	$(4,743,501)	$111,092
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA) Inc	$19,296	$—	$—	$19,296

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

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Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned

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Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $4,743,501 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2019 is $4,848,653, resulting in the net amount due to the counterparty of $105,152.

Short Sales

The Fund may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Fund owns or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

The Fund may also engage in other short sales. The Fund may engage in short sales when the portfolio manager(s) and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Fund must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. A gain or a loss will be recognized upon termination of a short sale. Short sales held by the Fund are fully collateralized by restricted cash or other securities, which are denoted on the accompanying Schedule of Investments. The Fund is also required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. The Fund pays stock loan fees, disclosed on the Statement of Operations (if applicable), on assets borrowed from the security broker.

The Fund may also enter into short positions through derivative instruments, such as options contracts, futures contracts, and swap agreements, which may expose the Fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

34	MARCH 31, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during

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Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

36	MARCH 31, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $35,388.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $5,877.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2019, the Fund engaged in cross trades amounting to $6,821,062 in sales, resulting in a net realized loss of $1,086,871. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,852,932,124	$1,192,616,256	$(11,202,077)	$ 1,181,414,179

Information on the tax components of derivatives as of March 31, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 111,092	$ (19,296)	$ 91,796

Janus Investment Fund	37

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,051,052	$ 33,099,640	782,916	$ 25,797,996
Reinvested dividends and distributions	250,269	7,217,760	129,803	3,955,084
Shares repurchased	(531,617)	(16,747,944)	(852,455)	(28,121,744)
Net Increase/(Decrease)	769,704	$ 23,569,456	60,264	$ 1,631,336
Class C Shares:
Shares sold	216,436	$ 6,071,499	571,736	$ 17,650,947
Reinvested dividends and distributions	127,387	3,342,646	91,456	2,568,991
Shares repurchased	(941,467)	(27,261,291)	(562,984)	(17,015,919)
Net Increase/(Decrease)	(597,644)	$(17,847,146)	100,208	$ 3,204,019
Class D Shares:
Shares sold	1,825,635	$ 59,609,979	6,736,281	$224,612,515
Reinvested dividends and distributions	2,638,837	77,872,081	1,470,152	45,736,413
Shares repurchased	(3,406,520)	(109,270,906)	(4,572,522)	(153,921,180)
Net Increase/(Decrease)	1,057,952	$ 28,211,154	3,633,911	$116,427,748
Class I Shares:
Shares sold	2,506,123	$ 81,807,835	5,078,411	$176,833,685
Reinvested dividends and distributions	515,259	15,323,799	204,778	6,417,741
Shares repurchased	(2,451,482)	(79,065,290)	(1,755,614)	(59,759,379)
Net Increase/(Decrease)	569,900	$ 18,066,344	3,527,575	$123,492,047
Class N Shares:
Shares sold	328,327	$ 10,618,760	482,048	$ 16,657,971
Reinvested dividends and distributions	42,011	1,234,713	8,787	272,386
Shares repurchased	(91,565)	(2,889,159)	(142,749)	(4,712,879)
Net Increase/(Decrease)	278,773	$ 8,964,314	348,086	$ 12,217,478
Class S Shares:
Shares sold	101,493	$ 3,310,723	110,926	$ 3,619,069
Reinvested dividends and distributions	14,193	402,800	7,041	211,714
Shares repurchased	(66,090)	(2,020,432)	(104,985)	(3,514,960)
Net Increase/(Decrease)	49,596	$ 1,693,091	12,982	$ 315,823
Class T Shares:
Shares sold	2,959,120	$ 97,034,621	12,224,826	$409,347,371
Reinvested dividends and distributions	1,528,239	44,823,256	837,533	25,913,262
Shares repurchased	(5,705,658)	(182,886,185)	(7,369,429)	(248,210,907)
Net Increase/(Decrease)	(1,218,299)	$(41,028,308)	5,692,930	$187,049,726

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$512,208,361	$ 610,370,186	$ -	$ -

38	MARCH 31, 2019

Janus Henderson Global Technology Fund

Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Global Technology Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

40	MARCH 31, 2019

Janus Henderson Global Technology Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	41

Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Janus Investment Fund	43

Janus Henderson Global Technology Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Technology Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

50	MARCH 31, 2019

Janus Henderson Global Technology Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Global Technology Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Global Technology Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	53

Janus Henderson Global Technology Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Global Technology Fund

Notes

NotesPage1

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Janus Henderson Global Technology Fund

Notes

NotesPage2

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Janus Henderson Global Technology Fund

Notes

NotesPage3

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93047 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Global Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Global Value Fund

Janus Henderson Global Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson Global Value Fund’s Class I Shares returned 0.58% over the six-month period ended March 31, 2019. It outperformed its primary benchmark, the MSCI World IndexSM, which returned -2.61%, and its secondary benchmark, the MSCI All Country World IndexSM, which returned -2.13% in the period.

INVESTMENT ENVIRONMENT

Global equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China, a rising fed funds rate and the potential for a disorderly “Brexit” all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve (Fed) indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks.

CONTRIBUTORS

Stock selection in financials and health care aided relative performance. Our holdings and overweight in consumer staples also contributed to relative returns. From a geographic perspective, stock selection in the United States and Switzerland also aided relative performance.

Procter & Gamble is a global leader in consumer goods with 22 brands that each has over $1 billion annual revenue, including Pampers, Tide, Pantene, Gillette, Crest and Braun. The company reported organic sales were up 4%, the best since 2014, driven by premium innovation in the Beauty division, and announced a new organization structure that will give more end-to-end responsibility to brand managers. Note the continued involvement of Nelson Peltz, an activist and board member since early 2018, who owns approximately 1.5% of outstanding shares. There could be upside if the company can reinvigorate its innovation efforts and break from its insular culture. We continue to hold the stock and believe that investors may benefit from Peltz being on the board of directors.

Kitagawa Industries is a Japan-based supplier of a variety of components for the electronic industry. In November, the company agreed to be acquired in a cash deal at a 162% premium. Management, which controls the company via their large equity ownership, was able to extract a solid valuation for their operations in the transaction. We subsequently exited our holding.

Novartis outperformed after providing a strong outlook and making progress on the spin-off of Alcon, one of several steps the company has taken to be more focused. The company has the potential to launch more than 10 blockbuster pharmaceutical products over the next two years that should help fuel longer-term growth. We continue to hold our position.

DETRACTORS

Our holdings in the communication services and industrials sectors weighed on relative performance. From a country perspective, relative detractors included stock selection in Mexico and Germany.

Grupo Televisa is both the leading pay-TV provider in Mexico and producer of Spanish-speaking content. The stock underperformed in the period driven by a reduction in government advertising spending as well as continued concerns over secular headwinds from digital/over-the-

Janus Investment Fund	1

Janus Henderson Global Value Fund (unaudited)

top (OTT) competition. The new government in Mexico is cutting advertising spending by up to 50%, which is having a direct impact on Televisa’s content business. Private advertising spending, however, which represents 90% of Televisa’s total ad spending, has been stable. While digital/OTT will continue to challenge the content side, Televisa’s scale and vertical integration does give it a slight advantage in terms of lower costs and a history of producing highly rated Spanish content. Additionally, pay TV, which represents the other two-thirds of the business, continues to be strong, helping offset some of the content headwinds. We believe the reward-to-risk remains attractive given the company’s strong positioning in an underpenetrated pay-TV market, a history of producing highly rated Spanish-speaking content and a solid balance sheet.

Yahoo Japan is one of the most visited websites in Japan, with search and display advertising contributing a majority of profit. The shares underperformed due to a combination of higher investment costs and slower display advertising revenue. Investment costs continue to remain heightened as the company invests in areas such as mobile payments. Display advertising is expected to remain subdued in the near-term as the company takes measures to clean up ad fraud. At the same time, paid search advertising and user engagement remain strong, indicating the company remains well positioned in the Japanese advertising industry. We continue to believe the reward-to-risk ratio remains attractive given the company’s dominant online advertising positioning and its robust balance sheet.

GEA Group is a former conglomerate that has simplified its structure in recent years to be largely focused on processing technology for the food and beverage industry. GEA’s technology is vital to food safety and processing and has many favorable tailwinds such as health and safety regulation for food and the increased consumption of processed foods (especially in emerging markets). We believe GEA is a solid niche business in which its largest markets are near trough, sentiment is poor and balance sheet and cash flow generation provide significant optionality.

DERIVATIVES USAGE

During the period, the Fund entered into forward currency contracts to hedge currency risk associated with holding foreign currency denominated securities. The Fund’s exposure to forward currency contracts contributed positively to performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK AND POSITIONING

Gains thus far in 2019 have been driven primarily by valuation multiple expansion. The phenomenon is most notable in the U.S., where consensus earnings per share (EPS) estimates for the S&P 500® Index in 2019 and 2020 are now both lower than they were to start the year, according to Bloomberg. A similar dynamic has unfolded in Europe with EPS estimates for the STOXX Europe 600 Index trending lower to begin the year. A recent dovish turn by several of the world’s leading central banks, combined with investors’ hope for better economic growth in the not-too-distant future, seem to be behind the improved sentiment. In our view, the brief window that had opened late last year to purchase securities at attractive valuations in an environment which had clearly become fearful has unfortunately now closed, for the most part.

While sentiment in the market has been volatile and most recently improved, our outlook has been more steady and cautious. The economy has clearly decelerated from a year ago, with the New York Federal Reserve Staff Nowcast estimate for first and second quarter U.S. GDP growth at 1.3% and 1.6%, respectively. Looking abroad, the Brexit debate continues to pressure activity there, various indicators from the eurozone have trended toward stagnation and/or recession and China’s growth pace continues to slow. While not one in the same, these decelerating GDP trends seem to be working their way into a more modest outlook for corporate profits.

At the same time, central banks have generally already been quite supportive of their economies via low policy rates and significant asset purchases. Short-term rates are already negative in much of the eurozone and Japan, and the Fed, while clearly in a better position than its counterparts, has precious little room to cut should the economy weaken further. We wonder whether the “central bank put” is still alive, or perhaps we’re transitioning to a different era of sorts in financial markets.

2	MARCH 31, 2019

Janus Henderson Global Value Fund (unaudited)

We continue to debate the merits of “stable” businesses at relatively rich multiples as compared to “cyclical” companies at lower multiples. We’ve shifted our portfolio somewhat toward the latter, though we are aiming to be very careful about the potential for much weaker earnings and even lower valuation multiples for the more cyclical fare. We continue to believe now is a time for caution, that avoiding losses will prove more important than maximizing gains in the coming years.

Thank you for your investment in the Janus Henderson Global Value Fund.

Janus Investment Fund	3

Janus Henderson Global Value Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Procter & Gamble Co	0.75%	Grupo Televisa SAB (ADR)	-0.36%
	Kitagawa Industries Co Ltd	0.62%	Yahoo Japan Corp	-0.33%
	Novartis AG	0.32%	GEA Group AG	-0.31%
	PepsiCo Inc	0.30%	BAE Systems PLC	-0.28%
	Roche Holdings AG	0.26%	Wells Fargo & Co	-0.23%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	1.04%	17.44%	8.50%
	Financials	1.02%	15.02%	16.27%
	Health Care	0.91%	17.43%	13.14%
	Other**	0.62%	8.90%	0.00%
	Information Technology	0.59%	7.69%	15.20%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI World Index
		Contribution	(Average % of Equity)	Weighting
	Communication Services	-0.72%	9.28%	8.27%
	Industrials	-0.66%	7.20%	11.08%
	Consumer Discretionary	-0.16%	6.37%	10.35%
	Real Estate	-0.14%	1.80%	3.15%
	Utilities	0.09%	3.44%	3.29%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2019

Janus Henderson Global Value Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Oracle Corp
Software	4.4%
Johnson & Johnson
Pharmaceuticals	4.3%
Alphabet Inc - Class A
Interactive Media & Services	4.2%
Pfizer Inc
Pharmaceuticals	4.1%
Wells Fargo & Co
Banks	3.8%
20.8%

Asset Allocation - (% of Net Assets)
Common Stocks	92.3%
Repurchase Agreements	6.8%
Other	0.9%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

Janus Investment Fund	5

Janus Henderson Global Value Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	0.56%	3.76%	4.33%	11.11%	6.21%	0.98%
Class A Shares at MOP	-5.24%	-2.21%	3.10%	10.46%	5.86%
Class C Shares at NAV	0.13%	2.91%	3.56%	10.32%	5.48%	1.73%
Class C Shares at CDSC	-0.79%	1.96%	3.56%	10.32%	5.48%
Class D Shares(1)	0.57%	3.88%	4.49%	11.30%	6.42%	0.80%
Class I Shares	0.58%	3.96%	4.57%	11.24%	6.39%	0.96%
Class N Shares	0.63%	3.95%	4.67%	11.24%	6.39%	0.67%
Class S Shares	-0.75%	0.84%	3.62%	10.72%	5.95%	2.94%
Class T Shares	0.52%	3.84%	4.43%	11.24%	6.39%	0.87%
MSCI World Index	-2.61%	4.01%	6.78%	12.38%	5.83%
MSCI All Country World Index	-2.13%	2.60%	6.45%	11.98%	5.93%
Morningstar Quartile - Class T Shares	-	2nd	3rd	3rd	2nd
Morningstar Ranking - based on total returns for World Large Stock Funds	-	311/925	548/727	320/533	134/312

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

6	MARCH 31, 2019

Janus Henderson Global Value Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 29, 2001

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Global Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$1,005.60	$5.10	$1,000.00	$1,019.85	$5.14	1.02%
Class C Shares	$1,000.00	$1,001.30	$8.78	$1,000.00	$1,016.16	$8.85	1.76%
Class D Shares	$1,000.00	$1,005.70	$4.05	$1,000.00	$1,020.89	$4.08	0.81%
Class I Shares	$1,000.00	$1,005.80	$3.95	$1,000.00	$1,020.99	$3.98	0.79%
Class N Shares	$1,000.00	$1,006.30	$3.70	$1,000.00	$1,021.24	$3.73	0.74%
Class S Shares	$1,000.00	$992.50	$17.49	$1,000.00	$1,007.38	$17.62	3.52%
Class T Shares	$1,000.00	$1,005.20	$4.35	$1,000.00	$1,020.59	$4.38	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2019

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – 92.3%
Aerospace & Defense – 2.2%
BAE Systems PLC	490,301	$3,079,984
Meggitt PLC	218,088	1,427,925
		4,507,909
Automobiles – 4.7%
Bayerische Motoren Werke AG	44,573	3,437,037
Honda Motor Co Ltd	138,900	3,754,223
Hyundai Motor Co	22,574	2,376,734
		9,567,994
Banks – 7.1%
Bank of Ireland Group PLC	483,903	2,881,990
Lloyds Banking Group PLC	3,060,690	2,476,675
Royal Bank of Scotland Group PLC	416,720	1,340,354
Wells Fargo & Co	161,593	7,808,174
		14,507,193
Beverages – 6.9%
Coca-Cola Co	133,659	6,263,261
Diageo PLC	30,225	1,235,087
PepsiCo Inc	47,956	5,877,008
Stock Spirits Group PLC	220,443	660,241
		14,035,597
Chemicals – 1.1%
Mosaic Co	30,493	832,764
Nitto FC Co Ltd	57,100	418,936
Tikkurila Oyj	59,152	969,966
		2,221,666
Commercial Services & Supplies – 0.4%
Daiseki Co Ltd	24,000	582,835
Secom Joshinetsu Co Ltd	9,900	301,083
		883,918
Communications Equipment – 0.3%
Icom Inc	28,700	570,581
Consumer Finance – 2.8%
Ally Financial Inc	66,789	1,836,030
Synchrony Financial	120,826	3,854,349
		5,690,379
Containers & Packaging – 0.9%
Amcor Ltd/Australia	168,537	1,841,326
Diversified Consumer Services – 0.1%
Shingakukai Holdings Co Ltd	68,221	342,306
Diversified Telecommunication Services – 2.5%
Bharti Infratel Ltd	318,639	1,441,678
Singapore Telecommunications Ltd	1,645,200	3,667,063
		5,108,741
Electric Utilities – 2.4%
Exelon Corp	50,200	2,516,526
PPL Corp	75,360	2,391,926
		4,908,452
Electrical Equipment – 0.4%
Cosel Co Ltd	73,546	773,225
Electronic Equipment, Instruments & Components – 1.8%
Avnet Inc	26,714	1,158,586
Celestica Inc*	178,520	1,508,494
Hirose Electric Co Ltd	9,500	997,067
		3,664,147
Equity Real Estate Investment Trusts (REITs) – 1.4%
Public Storage	13,219	2,878,834
Food & Staples Retailing – 0.5%
Qol Holdings Co Ltd	79,100	1,076,462

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – 4.3%
Danone SA	26,017	$2,004,428
Nestle SA (REG)	44,634	4,254,914
Orkla ASA	320,656	2,462,007
		8,721,349
Health Care Providers & Services – 1.1%
BML Inc	51,700	1,497,672
Toho Holdings Co Ltd	29,200	728,090
		2,225,762
Hotels, Restaurants & Leisure – 1.3%
Grand Korea Leisure Co Ltd	59,045	1,178,299
Kangwon Land Inc	51,685	1,457,198
		2,635,497
Household Products – 1.3%
Procter & Gamble Co	25,212	2,623,309
Industrial Conglomerates – 1.1%
CK Hutchison Holdings Ltd	213,500	2,242,516
Information Technology Services – 1.5%
Cognizant Technology Solutions Corp	31,576	2,287,681
Transcosmos Inc	39,800	775,455
		3,063,136
Insurance – 4.6%
Chubb Ltd	22,650	3,172,812
Hartford Financial Services Group Inc	43,291	2,152,429
RenaissanceRe Holdings Ltd	21,368	3,066,308
Sompo Holdings Inc	29,000	1,072,484
		9,464,033
Interactive Media & Services – 5.0%
Alphabet Inc - Class A*	7,248	8,530,099
Yahoo Japan Corp	669,600	1,637,592
		10,167,691
Machinery – 2.3%
ANDRITZ AG	28,594	1,226,401
Asahi Diamond Industrial Co Ltd	31,300	215,804
Ebara Corp	57,100	1,607,725
GEA Group AG	66,793	1,749,273
		4,799,203
Media – 0.5%
Grupo Televisa SAB (ADR)	94,466	1,044,794
Metals & Mining – 0.6%
Yamato Kogyo Co Ltd	44,800	1,220,973
Mortgage Real Estate Investment Trusts (REITs) – 1.2%
AGNC Investment Corp	48,031	864,558
Two Harbors Investment Corp	113,746	1,538,983
		2,403,541
Multi-Utilities – 0.6%
Engie SA	81,134	1,208,483
Oil, Gas & Consumable Fuels – 3.3%
BP PLC (ADR)	54,650	2,389,298
Canadian Natural Resources Ltd	22,484	617,376
Exxon Mobil Corp	29,913	2,416,970
Royal Dutch Shell PLC	40,027	1,257,994
		6,681,638
Personal Products – 1.6%
CLIO Cosmetics Co Ltd*	32,271	547,328
Unilever NV	45,636	2,650,387
		3,197,715
Pharmaceuticals – 16.0%
GlaxoSmithKline PLC	92,813	1,929,913

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Pharmaceuticals – (continued)
Johnson & Johnson	63,403	$8,863,105
Novartis AG	51,351	4,940,632
Pfizer Inc	194,835	8,274,642
Roche Holding AG	13,162	3,627,318
Sanofi	55,495	4,901,048
		32,536,658
Professional Services – 0.5%
Bureau Veritas SA	42,328	992,233
Real Estate Management & Development – 1.9%
CK Asset Holdings Ltd	222,975	1,982,707
Foxtons Group PLC	739,381	613,319
LSL Property Services PLC	350,697	1,233,032
		3,829,058
Software – 4.4%
Oracle Corp	166,376	8,936,055
Specialty Retail – 0.5%
Lookers PLC	529,090	695,872
Vertu Motors PLC	676,645	310,378
		1,006,250
Textiles, Apparel & Luxury Goods – 0.8%
Cie Financiere Richemont SA	21,635	1,576,497
Tobacco – 0.7%
Scandinavian Tobacco Group A/S	115,176	1,436,585
Trading Companies & Distributors – 0.6%
Travis Perkins PLC	65,448	1,168,456
Wireless Telecommunication Services – 1.1%
Vodafone Group PLC	1,302,621	2,371,393
Total Common Stocks (cost $163,820,162)		188,131,555
Repurchase Agreements – 6.8%
Undivided interest of 14.2% in a joint repurchase agreement (principal amount $97,400,000 with a maturity value of $97,418,750) with ING Financial Markets LLC, 2.3100%, dated 3/29/19, maturing 4/1/19 to be repurchased at $13,802,657 collateralized by $100,362,331 in U.S. Treasuries 0% - 2.6250%, 8/15/19 - 5/15/46 with a value of $99,367,125 (cost $13,800,000)	$13,800,000	13,800,000
Total Investments (total cost $177,620,162) – 99.1%		201,931,555
Cash, Receivables and Other Assets, net of Liabilities – 0.9%		1,740,517
Net Assets – 100%		$203,672,072

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$101,944,409	50.5%
United Kingdom	22,189,921	11.0
Japan	17,572,513	8.7
Switzerland	14,399,361	7.1
France	9,106,192	4.5
South Korea	5,559,559	2.8
Germany	5,186,310	2.6
Hong Kong	4,225,223	2.1
Singapore	3,667,063	1.8
Ireland	2,881,990	1.4
Netherlands	2,650,387	1.3
Norway	2,462,007	1.2
Canada	2,125,870	1.1
Australia	1,841,326	0.9
India	1,441,678	0.7
Denmark	1,436,585	0.7
Austria	1,226,401	0.6
Mexico	1,044,794	0.5
Finland	969,966	0.5

Total	$201,931,555	100.0%

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
Euro	4/17/19	(1,829,000)	$2,087,968	$33,686
HSBC Securities (USA) Inc:
Euro	5/7/19	(6,315,300)	7,149,802	43,665
JPMorgan Chase & Co:
Euro	4/11/19	(2,010,000)	2,289,084	32,770
Total				$110,121

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Global Value Fund

Schedule of Investments (unaudited)

March 31, 2019

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$110,121

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$444,993

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$ 55,460

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 10,118,163

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Global Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World IndexSM	MSCI All Country World IndexSM reflects the equity market performance of global developed and emerging markets.
MSCI World IndexSM	MSCI World IndexSM reflects the equity market performance of global developed markets.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$188,131,555	$-	$-
Repurchase Agreements	-	13,800,000	-
Total Investments in Securities	$188,131,555	$13,800,000	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	110,121	-
Total Assets	$188,131,555	$13,910,121	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

14	MARCH 31, 2019

Janus Henderson Global Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$188,131,555
Repurchase agreements, at value(2)	13,800,000
Cash	716,604
Forward foreign currency exchange contracts	110,121
Non-interested Trustees' deferred compensation	4,947
Receivables:
Dividends	803,653
Foreign tax reclaims	455,266
Investments sold	230,063
Fund shares sold	154,486
Interest	2,657
Other assets	7,052
Total Assets	204,416,404
Liabilities:
Payables:	—
Investments purchased	334,679
Fund shares repurchased	120,313
Advisory fees	81,829
Transfer agent fees and expenses	55,802
Foreign tax liability	36,392
Non-affiliated fund administration fees payable	34,093
Professional fees	21,683
Printing fees	15,410
12b-1 Distribution and shareholder servicing fees	5,251
Non-interested Trustees' deferred compensation fees	4,947
Non-interested Trustees' fees and expenses	1,503
Custodian fees	492
Affiliated fund administration fees payable	433
Accrued expenses and other payables	31,505
Total Liabilities	744,332
Net Assets	$203,672,072

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Global Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$174,326,697
Total distributable earnings (loss)(3)	29,345,375
Total Net Assets	$203,672,072
Net Assets - Class A Shares	$4,660,245
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	332,506
Net Asset Value Per Share(4)	$14.02
Maximum Offering Price Per Share(5)	$14.88
Net Assets - Class C Shares	$4,906,663
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357,809
Net Asset Value Per Share(4)	$13.71
Net Assets - Class D Shares	$82,952,941
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,873,034
Net Asset Value Per Share	$14.12
Net Assets - Class I Shares	$73,417,709
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,296,188
Net Asset Value Per Share	$13.86
Net Assets - Class N Shares	$2,647,205
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	192,177
Net Asset Value Per Share	$13.77
Net Assets - Class S Shares	$130,514
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,354
Net Asset Value Per Share	$13.95
Net Assets - Class T Shares	$34,956,795
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,478,490
Net Asset Value Per Share	$14.10

(1) Includes cost of $163,820,162.

(2) Includes cost of repurchase agreements of $13,800,000.

(3) Includes $36,393 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Global Value Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$2,708,065
Interest	201,901
Foreign tax withheld	(126,609)
Total Investment Income	2,783,357
Expenses:
Advisory fees	476,719
12b-1 Distribution and shareholder servicing fees:
Class A Shares	4,912
Class C Shares	24,464
Class S Shares	153
Transfer agent administrative fees and expenses:
Class D Shares	48,925
Class S Shares	155
Class T Shares	44,474
Transfer agent networking and omnibus fees:
Class A Shares	1,263
Class C Shares	2,184
Class I Shares	142,454
Other transfer agent fees and expenses:
Class A Shares	255
Class C Shares	302
Class D Shares	14,082
Class I Shares	2,449
Class N Shares	57
Class S Shares	10
Class T Shares	532
Registration fees	54,740
Shareholder reports expense	35,181
Professional fees	28,131
Custodian fees	5,835
Non-interested Trustees’ fees and expenses	3,094
Affiliated fund administration fees	2,534
Other expenses	43,039
Total Expenses	935,944
Less: Excess Expense Reimbursement and Waivers	(84,097)
Net Expenses	851,847
Net Investment Income/(Loss)	1,931,510
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	5,261,058
Forward foreign currency exchange contracts	444,993
Total Net Realized Gain/(Loss) on Investments	5,706,051
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(7,005,701)
Forward foreign currency exchange contracts	55,460
Total Change in Unrealized Net Appreciation/Depreciation	(6,950,241)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$687,320

(1) Includes change in unrealized appreciation/depreciation of $(36,393) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Global Value Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$1,931,510	$4,709,277
Net realized gain/(loss) on investments	5,706,051	16,419,566
Change in unrealized net appreciation/depreciation	(6,950,241)	(8,415,884)
Net Increase/(Decrease) in Net Assets Resulting from Operations	687,320	12,712,959
Dividends and Distributions to Shareholders
Class A Shares	(285,685)	(86,365)
Class C Shares	(354,262)	(119,736)
Class D Shares	(6,602,697)	(2,407,980)
Class I Shares	(6,150,637)	(2,869,748)
Class N Shares	(211,920)	(77,872)
Class S Shares	(8,896)	(1,273)
Class T Shares	(2,858,948)	(1,243,107)
Net Decrease from Dividends and Distributions to Shareholders	(16,473,045)	(6,806,081)
Capital Share Transactions:
Class A Shares	1,541,581	(1,106,867)
Class C Shares	(108,213)	(1,700,225)
Class D Shares	3,234,523	(4,479,170)
Class I Shares	(559,324)	(43,282,563)
Class N Shares	53,067	43,116
Class S Shares	8,735	76,854
Class T Shares	(1,745,284)	(9,305,541)
Net Increase/(Decrease) from Capital Share Transactions	2,425,085	(59,754,396)
Net Increase/(Decrease) in Net Assets	(13,360,640)	(53,847,518)
Net Assets:
Beginning of period	217,032,712	270,880,230
End of period	$203,672,072	$217,032,712

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Global Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.22	$14.82	$13.26	$13.14	$14.64	$13.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.12	0.26	0.21	0.24	0.24	0.28
Net realized and unrealized gain/(loss)	(0.14)	0.48	1.60	0.52	(0.91)	1.16
Total from Investment Operations	(0.02)	0.74	1.81	0.76	(0.67)	1.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.27)	(0.25)	(0.26)	(0.26)	(0.30)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)	(0.47)
Total Dividends and Distributions	(1.18)	(0.34)	(0.25)	(0.64)	(0.83)	(0.77)
Net Asset Value, End of Period	$14.02	$15.22	$14.82	$13.26	$13.14	$14.64
Total Return*	0.56%	5.01%	13.91%	5.97%	(4.88)%	10.71%
Net Assets, End of Period (in thousands)	$4,660	$3,261	$4,258	$16,995	$22,053	$24,291
Average Net Assets for the Period (in thousands)	$3,941	$3,699	$10,024	$19,829	$25,042	$25,640
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	0.98%	0.94%	0.96%	0.96%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	0.98%	0.94%	0.96%	0.96%	1.09%
Ratio of Net Investment Income/(Loss)	1.80%	1.76%	1.56%	1.82%	1.67%	1.95%
Portfolio Turnover Rate	13%	21%	29%	20%	25%	19%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$14.82	$14.47	$12.94	$12.82	$14.33	$13.77
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.15	0.13	0.14	0.13	0.17
Net realized and unrealized gain/(loss)	(0.14)	0.46	1.54	0.51	(0.88)	1.13
Total from Investment Operations	(0.07)	0.61	1.67	0.65	(0.75)	1.30
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.19)	(0.14)	(0.15)	(0.19)	(0.27)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)	(0.47)
Total Dividends and Distributions	(1.04)	(0.26)	(0.14)	(0.53)	(0.76)	(0.74)
Net Asset Value, End of Period	$13.71	$14.82	$14.47	$12.94	$12.82	$14.33
Total Return*	0.13%	4.22%	13.06%	5.21%	(5.52)%	9.80%
Net Assets, End of Period (in thousands)	$4,907	$5,355	$6,907	$9,696	$12,226	$11,928
Average Net Assets for the Period (in thousands)	$4,995	$6,255	$8,103	$11,051	$12,989	$7,782
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.76%	1.73%	1.70%	1.69%	1.68%	1.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.76%	1.73%	1.70%	1.69%	1.68%	1.85%
Ratio of Net Investment Income/(Loss)	0.98%	1.02%	0.94%	1.07%	0.96%	1.18%
Portfolio Turnover Rate	13%	21%	29%	20%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Global Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.34	$14.97	$13.40	$13.27	$14.77	$14.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.29	0.26	0.26	0.25	0.31
Net realized and unrealized gain/(loss)	(0.16)	0.49	1.59	0.53	(0.90)	1.15
Total from Investment Operations	(0.02)	0.78	1.85	0.79	(0.65)	1.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.34)	(0.28)	(0.28)	(0.28)	(0.31)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)	(0.47)
Total Dividends and Distributions	(1.20)	(0.41)	(0.28)	(0.66)	(0.85)	(0.78)
Net Asset Value, End of Period	$14.12	$15.34	$14.97	$13.40	$13.27	$14.77
Total Return*	0.57%	5.26%	14.07%	6.13%	(4.70)%	10.76%
Net Assets, End of Period (in thousands)	$82,953	$85,907	$88,374	$84,954	$88,437	$101,486
Average Net Assets for the Period (in thousands)	$81,766	$88,359	$85,659	$87,657	$98,108	$100,443
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.80%	0.80%	0.82%	0.85%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.80%	0.80%	0.82%	0.85%	0.95%
Ratio of Net Investment Income/(Loss)	1.94%	1.92%	1.85%	1.96%	1.77%	2.10%
Portfolio Turnover Rate	13%	21%	29%	20%	25%	19%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.08	$14.72	$13.19	$13.07	$14.57	$13.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.30	0.28	0.27	0.26	0.32
Net realized and unrealized gain/(loss)	(0.16)	0.48	1.55	0.52	(0.88)	1.14
Total from Investment Operations	(0.02)	0.78	1.83	0.79	(0.62)	1.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.35)	(0.30)	(0.29)	(0.31)	(0.34)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)	(0.47)
Total Dividends and Distributions	(1.20)	(0.42)	(0.30)	(0.67)	(0.88)	(0.81)
Net Asset Value, End of Period	$13.86	$15.08	$14.72	$13.19	$13.07	$14.57
Total Return*	0.58%	5.30%	14.14%	6.26%	(4.60)%	10.89%
Net Assets, End of Period (in thousands)	$73,418	$80,054	$120,781	$34,957	$52,685	$65,529
Average Net Assets for the Period (in thousands)	$74,180	$99,630	$81,508	$42,695	$65,410	$39,067
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.01%	0.96%	0.84%	0.69%	0.74%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.77%	0.78%	0.69%	0.74%	0.81%
Ratio of Net Investment Income/(Loss)	1.95%	1.99%	2.05%	2.10%	1.87%	2.23%
Portfolio Turnover Rate	13%	21%	29%	20%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Global Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.01	$14.67	$13.14	$13.03	$14.52	$13.86
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.14	0.31	0.28	0.28	0.28	0.28
Net realized and unrealized gain/(loss)	(0.16)	0.47	1.56	0.52	(0.89)	1.19
Total from Investment Operations	(0.02)	0.78	1.84	0.80	(0.61)	1.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.37)	(0.31)	(0.31)	(0.31)	(0.34)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)	(0.47)
Total Dividends and Distributions	(1.22)	(0.44)	(0.31)	(0.69)	(0.88)	(0.81)
Net Asset Value, End of Period	$13.77	$15.01	$14.67	$13.14	$13.03	$14.52
Total Return*	0.63%	5.36%	14.28%	6.36%	(4.52)%	11.01%
Net Assets, End of Period (in thousands)	$2,647	$2,796	$2,695	$2,687	$2,755	$3,180
Average Net Assets for the Period (in thousands)	$2,553	$2,780	$2,738	$2,792	$3,297	$3,989
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.67%	0.61%	0.62%	0.63%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.67%	0.61%	0.62%	0.63%	0.76%
Ratio of Net Investment Income/(Loss)	2.02%	2.07%	2.05%	2.17%	1.98%	1.99%
Portfolio Turnover Rate	13%	21%	29%	20%	25%	19%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.25	$15.11	$13.45	$13.31	$14.81	$14.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.06)	0.22	0.22	0.20	0.26
Net realized and unrealized gain/(loss)	(0.16)	0.57	1.61	0.53	(0.89)	1.17
Total from Investment Operations	(0.21)	0.51	1.83	0.75	(0.69)	1.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.30)	(0.17)	(0.23)	(0.24)	(0.27)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)	(0.47)
Total Dividends and Distributions	(1.09)	(0.37)	(0.17)	(0.61)	(0.81)	(0.74)
Net Asset Value, End of Period	$13.95	$15.25	$15.11	$13.45	$13.31	$14.81
Total Return*	(0.75)%	3.37%	13.76%	5.79%	(4.99)%	10.46%
Net Assets, End of Period (in thousands)	$131	$131	$52	$75	$167	$320
Average Net Assets for the Period (in thousands)	$125	$83	$46	$130	$236	$319
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.54%	2.94%	1.13%	1.13%	1.13%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	3.52%	2.90%	1.11%	1.11%	1.12%	1.26%
Ratio of Net Investment Income/(Loss)	(0.75)%	(0.37)%	1.53%	1.60%	1.40%	1.77%
Portfolio Turnover Rate	13%	21%	29%	20%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Global Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.31	$14.94	$13.37	$13.24	$14.74	$14.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.28	0.25	0.25	0.25	0.30
Net realized and unrealized gain/(loss)	(0.16)	0.49	1.59	0.53	(0.90)	1.16
Total from Investment Operations	(0.03)	0.77	1.84	0.78	(0.65)	1.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.33)	(0.27)	(0.27)	(0.28)	(0.32)
Distributions (from capital gains)	(0.91)	(0.07)	—	(0.38)	(0.57)	(0.47)
Total Dividends and Distributions	(1.18)	(0.40)	(0.27)	(0.65)	(0.85)	(0.79)
Net Asset Value, End of Period	$14.10	$15.31	$14.94	$13.37	$13.24	$14.74
Total Return*	0.52%	5.19%	14.02%	6.12%	(4.75)%	10.74%
Net Assets, End of Period (in thousands)	$34,957	$39,528	$47,811	$61,093	$62,826	$75,318
Average Net Assets for the Period (in thousands)	$35,677	$44,703	$51,939	$62,896	$72,216	$68,538
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.88%	0.87%	0.86%	0.87%	0.89%	1.01%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.85%	0.87%	0.88%	1.00%
Ratio of Net Investment Income/(Loss)	1.87%	1.88%	1.78%	1.91%	1.75%	2.06%
Portfolio Turnover Rate	13%	21%	29%	20%	25%	19%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Global Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Janus Investment Fund	23

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic

24	MARCH 31, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Janus Investment Fund	25

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

26	MARCH 31, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Janus Investment Fund	27

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or

28	MARCH 31, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019” table located in the Fund’s Schedule of Investments.

Janus Investment Fund	29

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$33,686	$—	$—	$33,686
HSBC Securities (USA) Inc	43,665	—	—	43,665
ING Financial Markets LLC	13,800,000	—	(13,800,000)	—
JPMorgan Chase & Co	32,770	—	—	32,770

Total	$13,910,121	$—	$(13,800,000)	$110,121
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases

30	MARCH 31, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI World IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.47%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement

Janus Investment Fund	31

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the

32	MARCH 31, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $287.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $172.

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	-	-
Class S Shares	20	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 178,305,321	$36,223,030	$(12,596,796)	$ 23,626,234

Information on the tax components of derivatives as of March 31, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 110,121	$ -	$ 110,121

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

34	MARCH 31, 2019

Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	162,122	$ 2,177,435	25,383	$ 377,664
Reinvested dividends and distributions	21,623	277,642	5,476	82,684
Shares repurchased	(65,449)	(913,496)	(103,993)	(1,567,215)
Net Increase/(Decrease)	118,296	$ 1,541,581	(73,134)	$ (1,106,867)
Class C Shares:
Shares sold	47,591	$ 611,866	14,537	$ 214,505
Reinvested dividends and distributions	19,798	249,262	5,694	84,160
Shares repurchased	(70,872)	(969,341)	(136,375)	(1,998,890)
Net Increase/(Decrease)	(3,483)	$ (108,213)	(116,144)	$ (1,700,225)
Class D Shares:
Shares sold	126,777	$ 1,794,710	339,559	$ 5,198,743
Reinvested dividends and distributions	503,391	6,508,841	156,105	2,371,241
Shares repurchased	(357,725)	(5,069,028)	(797,628)	(12,049,154)
Net Increase/(Decrease)	272,443	$ 3,234,523	(301,964)	$ (4,479,170)
Class I Shares:
Shares sold	660,368	$ 9,134,776	2,383,297	$ 35,424,114
Reinvested dividends and distributions	484,069	6,142,832	188,588	2,815,622
Shares repurchased	(1,157,466)	(15,836,932)	(5,465,224)	(81,522,299)
Net Increase/(Decrease)	(13,029)	$ (559,324)	(2,893,339)	$(43,282,563)
Class N Shares:
Shares sold	6,777	$ 91,938	40,415	$ 603,632
Reinvested dividends and distributions	16,806	211,920	5,244	77,872
Shares repurchased	(17,660)	(250,791)	(43,121)	(638,388)
Net Increase/(Decrease)	5,923	$ 53,067	2,538	$ 43,116
Class S Shares:
Shares sold	1,296	$ 17,664	5,151	$ 77,152
Reinvested dividends and distributions	691	8,896	83	1,273
Shares repurchased	(1,237)	(17,825)	(102)	(1,571)
Net Increase/(Decrease)	750	$ 8,735	5,132	$ 76,854
Class T Shares:
Shares sold	78,664	$ 1,105,404	264,761	$ 4,010,857
Reinvested dividends and distributions	217,155	2,805,642	80,572	1,221,469
Shares repurchased	(399,803)	(5,656,330)	(963,160)	(14,537,867)
Net Increase/(Decrease)	(103,984)	$(1,745,284)	(617,827)	$ (9,305,541)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$23,775,503	$ 27,346,175	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain

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Janus Henderson Global Value Fund

Notes to Financial Statements (unaudited)

premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson Global Value Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

40	MARCH 31, 2019

Janus Henderson Global Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

Janus Investment Fund	41

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

Janus Investment Fund	43

Janus Henderson Global Value Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

44	MARCH 31, 2019

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

46	MARCH 31, 2019

Janus Henderson Global Value Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

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Janus Henderson Global Value Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

48	MARCH 31, 2019

Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	49

Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

50	MARCH 31, 2019

Janus Henderson Global Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	51

Janus Henderson Global Value Fund

Notes

NotesPage1

52	MARCH 31, 2019

Janus Henderson Global Value Fund

Notes

NotesPage2

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93057 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Growth and Income Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Growth and Income Fund

Janus Henderson Growth and Income Fund (unaudited)

FUND SNAPSHOT

We seek to generate capital appreciation and income through investing in a diversified portfolio of equities and income-generating assets. We primarily focus our analysis on larger, well-established companies with predictable and sustainable earnings growth.

Jeremiah Buckley co-portfolio manager	Marc Pinto co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended March 31, 2019, Janus Growth and Income Fund’s Class I Shares returned -0.35% compared to a -1.72% return for the Fund’s S&P 500® Index benchmark.

MARKET ENVIRONMENT

Equities fell sharply at the end of 2018 and then rebounded in the early months of 2019. The period began with a sense of nervousness as investors navigated myriad economic and political concerns. Fears of slowing global economic growth – particularly in China, U.S.-China trade relations and the potential for a disorderly “Brexit” all played a role in driving stocks lower early in the period. Comments by the Federal Reserve (Fed) led to significant volatility, as investors worried that the Fed would continue raising interest rates despite economic and market weakness. Stocks reversed course early in 2019, after the Fed signaled it would hold rates steady and cease its balance sheet runoff before calendar year-end. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks. The real estate, utilities and consumer staples sectors ended the period with positive returns while the energy, financials and consumer discretionary sectors faced the largest losses.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark during the period. We seek to provide our clients with both growth of capital and quarterly income. As part of that investment mandate, we focus much of our research efforts on identifying large, well-established companies with predictable and sustainable earnings growth and high or rising dividends. We believe investing in companies that pay out a large portion of their free cash flow in dividends and have the ability to grow their dividends over time will drive better risk-adjusted performance over the long term.

Stock selection, particularly in the health care sector, was a large contributor to relative performance. On a single name basis, Merck & Co. was a top contributor. The company benefited from a generally strong period for pharmaceutical companies due in part to relatively less rhetoric around pricing regulation. Sales of Keytruda, its cancer-fighting immunotherapy, continue to be strong and the drug continues to take market share from its largest rival. We believe the immunotherapy still has significant growth potential, particularly in overseas markets and in cases of lung cancer treatment.

Eli Lilly & Co. was another top contributor. The stock rose steadily throughout the period as the company reported consensus-beating results and raised guidance. Eli Lilly also benefited from receiving regulatory approval for Emgality, a migraine prevention treatment, and reported positive results from a mid-stage clinical trial for a drug that targets two hormones in diabetes patients. In the study, the drug demonstrated best-in-class blood sugar reduction and body weight loss in patients with type 2 diabetes, the most common type of diabetes globally. Given the promising results thus far, we believe the therapy could have multibillion-dollar sales potential.

McDonald’s was another leading contributor. We like that this is a more defensive stock within the pro-cyclical consumer discretionary sector. In our view, the company’s stable cash flows make it an appealing holding, particularly in times of market weakness. McDonald’s has been experiencing strong same-store sales growth, partly as a result of capital expenditures for its “Experience the Future” remodeling program, geared toward modernizing its restaurants. Other initiatives such as their mobile app and the “McDelivery” partnership with Uber Eats are also supporting earnings. McDonald’s has also done an admirable job of growing sales overseas and is relatively less affected by geopolitical concerns than other multinational companies.

While pleased with the performance of the aforementioned stocks, other holdings disappointed. Apple led absolute detractors. The company is in the

Janus Investment Fund	1

Janus Henderson Growth and Income Fund (unaudited)

middle of a less impactful product upgrade cycle, which has led to softer demand for iPhones. Concerns over economic weakness in China further pressured the demand outlook which led the stock lower in the first half of the period. We maintained our position, believing that the company remains poised to benefit from higher-than-average selling prices of its newest phones, which is supporting profit growth. Its services business, including Apple Music and cloud services, also result in a growing, recurring revenue stream. Further, we appreciate the company’s focus on returning cash to shareholders by way of increased dividends and stock buybacks.

Six Flags also detracted. The market is concerned with how the company will replace its popular CEO, who is planning to retire at the end of 2019. Six Flags has faced additional challenges in terms of its overseas expansion initiatives, which were a major piece of our investment thesis. Visitation results in the Middle East and challenges with the opening of its park in China have been disappointing, and the financial stability of some of the company’s overseas partners has come into question. As a result, we have placed the position under review.

Chemical producer LyondellBasell was another detractor. Prices for ethylene – one of LyondellBasell’s primary products – are generally tied to oil prices, and the company’s stock struggled during the first half of the period as the price of oil declined. We believe this was a temporary headwind and that the global supply/demand dynamics for ethylene should balance out. We also appreciate the growing dividend and the company’s stock repurchase program.

OUTLOOK

Given the strong performance of equities year to date, we are mindful of a possible pause or potential give-back of some of these gains. Equities have been supported by a decent macroeconomic backdrop, including low interest rates and renewed accommodation by the Fed, but we remain conscious of potential downside risks. The low-rate environment has been driven by broader concerns around a slowing U.S. (and global) economy and investors have become nervous of potential deflationary factors. This is especially apparent in the shape of the U.S. Treasury yield curve, which remains partially inverted. Potential sources of volatility also abound. Looking ahead, we believe a strong supply of initial public offerings (IPOs) could test the market’s resilience. The upcoming 2020 presidential elections are likely to introduce fresh populist rhetoric and new economic uncertainties. And U.S.-China trade relations, while improving, remain in limbo.

While the stable cash flows and healthy yields that we seek in our holdings tend to hold back performance during sharp risk-on rallies such as the first quarter, we believe these aspects should ultimately serve investors well in today’s low-growth environment. Dividend yields on many large-cap names remain attractive, in our view, particularly relative to interest rates, creating a positive backdrop for the companies we hold. We will continue to focus on companies with dividends that are fully supported by free cash flow, and on companies making business investments that should drive dividend growth over time.

Thank you for your investment in Janus Henderson Growth and Income Fund.

2	MARCH 31, 2019

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Merck & Co Inc	0.55%	Apple Inc	-0.69%
	Eli Lilly & Co	0.55%	Six Flags Entertainment Corp	-0.42%
	McDonald's Corp	0.43%	Carnival Corp	-0.33%
	Garmin Ltd	0.34%	LyondellBasell Industries NV	-0.32%
	Waste Management Inc	0.28%	JPMorgan Chase & Co	-0.24%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	1.05%	13.61%	15.16%
	Industrials	0.74%	16.71%	9.46%
	Energy	0.47%	2.98%	5.58%
	Financials	0.28%	14.19%	13.40%
	Communication Services	0.15%	2.82%	10.10%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	S&P 500 Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	-0.40%	0.00%	3.20%
	Consumer Staples	-0.39%	8.58%	7.25%
	Materials	-0.21%	2.21%	2.62%
	Real Estate	-0.13%	1.42%	2.92%
	Other**	-0.02%	0.23%	0.00%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Growth and Income Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	5.1%
Boeing Co
Aerospace & Defense	3.9%
Merck & Co Inc
Pharmaceuticals	3.4%
McDonald's Corp
Hotels, Restaurants & Leisure	3.3%
Apple Inc
Technology Hardware, Storage & Peripherals	3.2%
18.9%

Asset Allocation - (% of Net Assets)
Common Stocks	99.8%
Investment Companies	0.2%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Growth and Income Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-0.50%	9.91%	10.96%	14.87%	10.66%	0.95%
Class A Shares at MOP	-6.22%	3.59%	9.66%	14.20%	10.42%
Class C Shares at NAV	-0.87%	9.09%	10.15%	13.85%	9.90%	1.70%
Class C Shares at CDSC	-1.80%	8.09%	10.15%	13.85%	9.90%
Class D Shares(1)	-0.41%	10.10%	11.15%	15.07%	10.75%	0.77%
Class I Shares	-0.35%	10.20%	11.23%	14.97%	10.72%	0.69%
Class N Shares	-0.36%	10.23%	11.05%	14.97%	10.72%	0.65%
Class R Shares	-0.71%	9.39%	10.47%	14.29%	10.23%	1.41%
Class S Shares	-0.58%	9.72%	10.77%	14.64%	10.48%	1.13%
Class T Shares	-0.45%	10.01%	11.05%	14.97%	10.72%	0.87%
S&P 500 Index	-1.72%	9.50%	10.91%	15.92%	9.82%
Morningstar Quartile - Class T Shares	-	1st	1st	2nd	1st
Morningstar Ranking - based on total returns for Large Blend Funds	-	190/1,442	63/1,233	440/1,067	30/347

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Growth and Income Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on August 4, 2017. Performance shown for periods prior to August 4, 2017, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 15, 1991

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Growth and Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$995.00	$4.73	$1,000.00	$1,020.19	$4.78	0.95%
Class C Shares	$1,000.00	$991.30	$8.54	$1,000.00	$1,016.36	$8.65	1.72%
Class D Shares	$1,000.00	$995.90	$3.83	$1,000.00	$1,021.09	$3.88	0.77%
Class I Shares	$1,000.00	$996.50	$3.43	$1,000.00	$1,021.49	$3.48	0.69%
Class N Shares	$1,000.00	$996.40	$3.29	$1,000.00	$1,021.64	$3.33	0.66%
Class R Shares	$1,000.00	$992.90	$7.06	$1,000.00	$1,017.85	$7.14	1.42%
Class S Shares	$1,000.00	$994.20	$5.62	$1,000.00	$1,019.30	$5.69	1.13%
Class T Shares	$1,000.00	$995.50	$4.28	$1,000.00	$1,020.64	$4.33	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 99.8%
Aerospace & Defense – 5.1%
Boeing Co	595,650	$227,192,823
Lockheed Martin Corp	227,748	68,360,840
		295,553,663
Air Freight & Logistics – 2.1%
United Parcel Service Inc	1,071,859	119,769,525
Airlines – 0.6%
Delta Air Lines Inc	685,000	35,380,250
Automobiles – 1.1%
General Motors Co	1,773,434	65,794,401
Banks – 5.5%
JPMorgan Chase & Co	1,746,272	176,775,115
US Bancorp	2,920,003	140,714,945
		317,490,060
Beverages – 1.2%
Coca-Cola Co	1,444,344	67,681,960
Biotechnology – 2.0%
AbbVie Inc	773,265	62,317,426
Gilead Sciences Inc	839,000	54,543,390
		116,860,816
Capital Markets – 5.0%
CME Group Inc	989,054	162,778,507
Morgan Stanley	1,688,089	71,237,356
TD Ameritrade Holding Corp	1,121,151	56,046,338
		290,062,201
Chemicals – 1.7%
LyondellBasell Industries NV	1,150,019	96,693,598
Commercial Services & Supplies – 1.5%
Waste Management Inc	833,269	86,584,982
Consumer Finance – 1.0%
American Express Co	550,137	60,129,974
Electronic Equipment, Instruments & Components – 3.6%
Corning Inc	2,703,134	89,473,735
TE Connectivity Ltd	1,504,760	121,509,370
		210,983,105
Energy Equipment & Services – 0.5%
Schlumberger Ltd	720,000	31,370,400
Entertainment – 1.4%
Walt Disney Co	708,000	78,609,240
Equity Real Estate Investment Trusts (REITs) – 1.6%
Crown Castle International Corp	416,546	53,317,888
MGM Growth Properties LLC	295,303	9,523,522
Outfront Media Inc	1,256,928	29,412,115
		92,253,525
Food & Staples Retailing – 2.4%
Kroger Co	1,404,065	34,539,999
Sysco Corp	1,582,419	105,642,292
		140,182,291
Food Products – 0.7%
Hershey Co	350,566	40,255,494
Health Care Equipment & Supplies – 3.3%
Abbott Laboratories	1,022,113	81,707,713
Medtronic PLC	1,173,520	106,884,202
		188,591,915
Health Care Providers & Services – 1.7%
Quest Diagnostics Inc	311,000	27,965,120
UnitedHealth Group Inc	289,000	71,458,140
		99,423,260

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 6.7%
Carnival Corp	1,825,620	$92,595,446
Las Vegas Sands Corp	702,650	42,833,544
McDonald's Corp	992,285	188,434,922
Six Flags Entertainment Corp	1,294,437	63,880,466
		387,744,378
Household Durables – 1.7%
Garmin Ltd	1,117,328	96,481,273
Household Products – 1.4%
Clorox Co	500,175	80,258,081
Industrial Conglomerates – 1.5%
3M Co	419,273	87,116,544
Information Technology Services – 5.8%
Accenture PLC	1,000,467	176,102,201
Automatic Data Processing Inc	443,119	70,783,829
International Business Machines Corp	624,000	88,046,400
		334,932,430
Insurance – 1.6%
Travelers Cos Inc	663,670	91,028,977
Leisure Products – 1.1%
Hasbro Inc	768,473	65,335,574
Machinery – 2.5%
Caterpillar Inc	276,842	37,509,323
Deere & Co	665,903	106,437,936
		143,947,259
Media – 2.6%
Comcast Corp	1,851,878	74,038,082
Omnicom Group Inc	1,034,497	75,507,936
		149,546,018
Oil, Gas & Consumable Fuels – 2.7%
Chevron Corp	947,031	116,655,279
Occidental Petroleum Corp	627,000	41,507,400
		158,162,679
Pharmaceuticals – 7.7%
Eli Lilly & Co	1,317,776	170,994,614
Merck & Co Inc	2,387,083	198,533,693
Pfizer Inc	1,785,400	75,825,938
		445,354,245
Road & Rail – 2.3%
CSX Corp	881,051	65,920,236
Union Pacific Corp	410,357	68,611,690
		134,531,926
Semiconductor & Semiconductor Equipment – 5.6%
Intel Corp	2,233,332	119,929,928
KLA-Tencor Corp	325,000	38,808,250
Texas Instruments Inc	1,572,482	166,793,166
		325,531,344
Software – 5.1%
Microsoft Corp	2,508,535	295,856,618
Specialty Retail – 2.7%
Best Buy Co Inc	727,000	51,660,620
Home Depot Inc	545,587	104,692,689
		156,353,309
Technology Hardware, Storage & Peripherals – 3.2%
Apple Inc	961,500	182,636,925
Textiles, Apparel & Luxury Goods – 1.0%
VF Corp	689,281	59,905,412

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Growth and Income Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Tobacco – 2.6%
Altria Group Inc	2,655,959	$152,531,725
Total Common Stocks (cost $3,672,322,524)		5,780,925,377
Investment Companies – 0.2%
Money Markets – 0.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£ (cost $12,758,092)	12,758,092	12,758,092
Total Investments (total cost $3,685,080,616) – 100.0%		5,793,683,469
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(63,865)
Net Assets – 100%		$5,793,619,604

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	$118,375	$-	$-	$12,758,092

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 0.2%
Money Markets - 0.2%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	6,735,000	218,578,783	(212,555,691)	12,758,092

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
PLC	Public Limited Company

ºº	Rate shown is the 7-day yield as of March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$5,780,925,377	$-	$-
Investment Companies	-	12,758,092	-
Total Assets	$5,780,925,377	$12,758,092	$-

Janus Investment Fund	11

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$5,780,925,377
Affiliated investments, at value(2)	12,758,092
Non-interested Trustees' deferred compensation	140,681
Receivables:
Investments sold	57,667,766
Dividends	12,040,263
Fund shares sold	5,512,140
Dividends from affiliates	17,200
Other assets	26,948
Total Assets	5,869,088,467
Liabilities:
Due to custodian	642,686
Payables:	—
Investments purchased	66,818,109
Advisory fees	2,926,354
Fund shares repurchased	2,775,836
Dividends	928,353
Transfer agent fees and expenses	854,375
Non-interested Trustees' deferred compensation fees	140,681
12b-1 Distribution and shareholder servicing fees	57,564
Non-interested Trustees' fees and expenses	38,942
Professional fees	24,430
Affiliated fund administration fees payable	12,193
Custodian fees	5,119
Accrued expenses and other payables	244,221
Total Liabilities	75,468,863
Net Assets	$5,793,619,604

See Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,640,590,438
Total distributable earnings (loss)	2,153,029,166
Total Net Assets	$5,793,619,604
Net Assets - Class A Shares	$70,358,996
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,277,790
Net Asset Value Per Share(3)	$55.06
Maximum Offering Price Per Share(4)	$58.42
Net Assets - Class C Shares	$46,345,027
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	852,982
Net Asset Value Per Share(3)	$54.33
Net Assets - Class D Shares	$3,400,960,838
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,674,713
Net Asset Value Per Share	$55.14
Net Assets - Class I Shares	$377,630,120
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,844,988
Net Asset Value Per Share	$55.17
Net Assets - Class N Shares	$11,365,429
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	206,327
Net Asset Value Per Share	$55.08
Net Assets - Class R Shares	$7,005,025
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	128,048
Net Asset Value Per Share	$54.71
Net Assets - Class S Shares	$21,448,910
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	389,657
Net Asset Value Per Share	$55.05
Net Assets - Class T Shares	$1,858,505,259
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,730,509
Net Asset Value Per Share	$55.10

(1) Includes cost of $3,672,322,524.

(2) Includes cost of $12,758,092.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Growth and Income Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$77,263,843
Dividends from affiliates	118,375
Foreign tax withheld	(29,057)
Total Investment Income	77,353,161
Expenses:
Advisory fees	16,252,850
12b-1 Distribution and shareholder servicing fees:
Class A Shares	60,686
Class C Shares	153,656
Class R Shares	13,587
Class S Shares	26,719
Transfer agent administrative fees and expenses:
Class D Shares	1,978,107
Class R Shares	6,793
Class S Shares	26,841
Class T Shares	2,208,982
Transfer agent networking and omnibus fees:
Class A Shares	15,218
Class C Shares	10,294
Class I Shares	75,566
Other transfer agent fees and expenses:
Class A Shares	2,304
Class C Shares	1,416
Class D Shares	235,761
Class I Shares	5,060
Class N Shares	123
Class R Shares	76
Class S Shares	191
Class T Shares	9,434
Shareholder reports expense	242,780
Registration fees	138,675
Non-interested Trustees’ fees and expenses	85,406
Affiliated fund administration fees	67,720
Professional fees	49,140
Custodian fees	21,389
Other expenses	178,491
Total Expenses	21,867,265
Less: Excess Expense Reimbursement and Waivers	(97,088)
Net Expenses	21,770,177
Net Investment Income/(Loss)	55,582,984
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	46,205,089
Total Net Realized Gain/(Loss) on Investments	46,205,089
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(114,925,807)
Total Change in Unrealized Net Appreciation/Depreciation	(114,925,807)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(13,137,734)

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$55,582,984	$93,543,910
Net realized gain/(loss) on investments	46,205,089	294,385,554
Change in unrealized net appreciation/depreciation	(114,925,807)	507,607,901
Net Increase/(Decrease) in Net Assets Resulting from Operations	(13,137,734)	895,537,365
Dividends and Distributions to Shareholders
Class A Shares	(2,702,916)	(811,589)
Class C Shares	(1,426,231)	(596,795)
Class D Shares	(209,408,871)	(116,545,681)
Class I Shares	(13,403,809)	(4,292,361)
Class N Shares	(654,652)	(267,970)
Class R Shares	(339,158)	(110,679)
Class S Shares	(1,311,524)	(771,580)
Class T Shares	(111,305,864)	(58,852,028)
Net Decrease from Dividends and Distributions to Shareholders	(340,553,025)	(182,248,683)
Capital Share Transactions:
Class A Shares	38,243,209	8,554,101
Class C Shares	20,686,544	2,599,826
Class D Shares	120,428,862	(56,902,452)
Class I Shares	207,261,698	59,454,048
Class N Shares	3,148,713	7,860,825
Class R Shares	2,110,637	1,386,093
Class S Shares	(266,543)	(3,160,006)
Class T Shares	133,639,671	14,434,383
Net Increase/(Decrease) from Capital Share Transactions	525,252,791	34,226,818
Net Increase/(Decrease) in Net Assets	171,562,032	747,515,500
Net Assets:
Beginning of period	5,622,057,572	4,874,542,072
End of period	$5,793,619,604	$5,622,057,572

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Growth and Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$59.20	$51.66	$46.21	$44.58	$47.03	$40.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.53	0.91	0.88	0.90	1.04	0.88
Net realized and unrealized gain/(loss)	(1.14)	8.49	8.59	5.49	(2.30)	5.92
Total from Investment Operations	(0.61)	9.40	9.47	6.39	(1.26)	6.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.56)	(0.91)	(1.04)	(0.99)	(0.88)	(0.74)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)	—
Total Dividends and Distributions	(3.53)	(1.86)	(4.02)	(4.76)	(1.19)	(0.74)
Net Asset Value, End of Period	$55.06	$59.20	$51.66	$46.21	$44.58	$47.03
Total Return*	(0.50)%	18.48%	21.54%	14.93%	(2.79)%	16.69%
Net Assets, End of Period (in thousands)	$70,359	$32,284	$20,406	$26,885	$21,955	$26,418
Average Net Assets for the Period (in thousands)	$48,683	$25,843	$25,701	$25,675	$26,477	$28,164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.95%	0.94%	0.95%	0.93%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%	0.94%	0.95%	0.93%	0.96%
Ratio of Net Investment Income/(Loss)	1.98%	1.63%	1.82%	1.98%	2.16%	1.96%
Portfolio Turnover Rate	7%	13%	16%	24%	30%	23%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$58.46	$51.07	$45.75	$44.21	$46.67	$40.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.31	0.49	0.55	0.55	0.68	0.52
Net realized and unrealized gain/(loss)	(1.12)	8.39	8.47	5.46	(2.28)	5.88
Total from Investment Operations	(0.81)	8.88	9.02	6.01	(1.60)	6.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.35)	(0.54)	(0.72)	(0.70)	(0.55)	(0.43)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)	—
Total Dividends and Distributions	(3.32)	(1.49)	(3.70)	(4.47)	(0.86)	(0.43)
Net Asset Value, End of Period	$54.33	$58.46	$51.07	$45.75	$44.21	$46.67
Total Return*	(0.87)%	17.59%	20.68%	14.10%	(3.52)%	15.77%
Net Assets, End of Period (in thousands)	$46,345	$25,899	$20,277	$18,072	$16,993	$16,454
Average Net Assets for the Period (in thousands)	$30,646	$22,813	$19,922	$17,878	$18,934	$15,369
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.68%	1.66%	1.69%	1.67%	1.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.68%	1.66%	1.69%	1.67%	1.76%
Ratio of Net Investment Income/(Loss)	1.16%	0.90%	1.14%	1.23%	1.42%	1.16%
Portfolio Turnover Rate	7%	13%	16%	24%	30%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$59.27	$51.71	$46.25	$44.60	$47.06	$40.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.57	1.01	0.98	0.97	1.11	0.96
Net realized and unrealized gain/(loss)	(1.14)	8.51	8.58	5.50	(2.30)	5.92
Total from Investment Operations	(0.57)	9.52	9.56	6.47	(1.19)	6.88
Less Dividends and Distributions:
Dividends (from net investment income)	(0.59)	(1.01)	(1.12)	(1.05)	(0.96)	(0.81)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)	—
Total Dividends and Distributions	(3.56)	(1.96)	(4.10)	(4.82)	(1.27)	(0.81)
Net Asset Value, End of Period	$55.14	$59.27	$51.71	$46.25	$44.60	$47.06
Total Return*	(0.41)%	18.69%	21.74%	15.12%	(2.66)%	16.89%
Net Assets, End of Period (in thousands)	$3,400,961	$3,508,493	$3,113,324	$2,671,251	$2,437,996	$2,663,380
Average Net Assets for the Period (in thousands)	$3,305,903	$3,349,596	$2,911,335	$2,602,641	$2,683,571	$2,594,398
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.77%	0.77%	0.77%	0.79%	0.79%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.77%	0.77%	0.79%	0.79%	0.79%
Ratio of Net Investment Income/(Loss)	2.08%	1.80%	2.04%	2.13%	2.32%	2.12%
Portfolio Turnover Rate	7%	13%	16%	24%	30%	23%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$59.29	$51.74	$46.27	$44.61	$47.08	$41.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.61	1.05	1.02	1.00	1.15	0.99
Net realized and unrealized gain/(loss)	(1.14)	8.50	8.59	5.51	(2.32)	5.92
Total from Investment Operations	(0.53)	9.55	9.61	6.51	(1.17)	6.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.62)	(1.05)	(1.16)	(1.08)	(0.99)	(0.83)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)	—
Total Dividends and Distributions	(3.59)	(2.00)	(4.14)	(4.85)	(1.30)	(0.83)
Net Asset Value, End of Period	$55.17	$59.29	$51.74	$46.27	$44.61	$47.08
Total Return*	(0.35)%	18.75%	21.84%	15.21%	(2.60)%	16.96%
Net Assets, End of Period (in thousands)	$377,630	$175,321	$99,108	$61,848	$52,184	$54,748
Average Net Assets for the Period (in thousands)	$238,507	$129,552	$75,159	$56,282	$55,606	$45,976
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.69%	0.71%	0.72%	0.71%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.69%	0.71%	0.72%	0.71%	0.73%
Ratio of Net Investment Income/(Loss)	2.26%	1.88%	2.11%	2.21%	2.40%	2.19%
Portfolio Turnover Rate	7%	13%	16%	24%	30%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Growth and Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$59.22	$51.67	$50.24
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.60	1.12	0.20
Net realized and unrealized gain/(loss)	(1.14)	8.45	1.47
Total from Investment Operations	(0.54)	9.57	1.67
Less Dividends and Distributions:
Dividends (from net investment income)	(0.63)	(1.07)	(0.24)
Distributions (from capital gains)	(2.97)	(0.95)	—
Total Dividends and Distributions	(3.60)	(2.02)	(0.24)
Net Asset Value, End of Period	$55.08	$59.22	$51.67
Total Return*	(0.36)%	18.83%	3.33%
Net Assets, End of Period (in thousands)	$11,365	$8,802	$52
Average Net Assets for the Period (in thousands)	$9,739	$7,427	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.65%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.65%	0.63%
Ratio of Net Investment Income/(Loss)	2.23%	2.00%	2.54%
Portfolio Turnover Rate	7%	13%	16%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$58.86	$51.40	$46.02	$44.43	$46.86	$40.85
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.39	0.65	0.69	0.69	0.83	0.68
Net realized and unrealized gain/(loss)	(1.12)	8.44	8.52	5.48	(2.30)	5.92
Total from Investment Operations	(0.73)	9.09	9.21	6.17	(1.47)	6.60
Less Dividends and Distributions:
Dividends (from net investment income)	(0.45)	(0.68)	(0.85)	(0.81)	(0.65)	(0.59)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)	—
Total Dividends and Distributions	(3.42)	(1.63)	(3.83)	(4.58)	(0.96)	(0.59)
Net Asset Value, End of Period	$54.71	$58.86	$51.40	$46.02	$44.43	$46.86
Total Return*	(0.71)%	17.92%	21.01%	14.44%	(3.24)%	16.22%
Net Assets, End of Period (in thousands)	$7,005	$5,244	$3,324	$2,665	$2,331	$3,225
Average Net Assets for the Period (in thousands)	$5,450	$3,952	$3,201	$2,445	$3,056	$2,932
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.41%	1.38%	1.39%	1.38%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.41%	1.38%	1.39%	1.38%	1.38%
Ratio of Net Investment Income/(Loss)	1.45%	1.18%	1.44%	1.53%	1.72%	1.52%
Portfolio Turnover Rate	7%	13%	16%	24%	30%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 4, 2017 (inception date) through September 30, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$59.17	$51.63	$46.19	$44.57	$47.01	$40.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.47	0.80	0.82	0.81	0.95	0.79
Net realized and unrealized gain/(loss)	(1.12)	8.50	8.56	5.49	(2.30)	5.94
Total from Investment Operations	(0.65)	9.30	9.38	6.30	(1.35)	6.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.50)	(0.81)	(0.96)	(0.91)	(0.78)	(0.68)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)	—
Total Dividends and Distributions	(3.47)	(1.76)	(3.94)	(4.68)	(1.09)	(0.68)
Net Asset Value, End of Period	$55.05	$59.17	$51.63	$46.19	$44.57	$47.01
Total Return*	(0.58)%	18.27%	21.34%	14.71%	(2.97)%	16.50%
Net Assets, End of Period (in thousands)	$21,449	$23,236	$23,254	$23,495	$23,789	$33,405
Average Net Assets for the Period (in thousands)	$21,532	$24,627	$23,525	$24,083	$29,034	$37,191
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.14%	1.13%	1.12%	1.14%	1.13%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.13%	1.12%	1.12%	1.13%	1.12%	1.12%
Ratio of Net Investment Income/(Loss)	1.71%	1.43%	1.69%	1.79%	1.98%	1.77%
Portfolio Turnover Rate	7%	13%	16%	24%	30%	23%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$59.22	$51.68	$46.22	$44.58	$47.04	$40.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.54	0.95	0.94	0.93	1.08	0.92
Net realized and unrealized gain/(loss)	(1.12)	8.49	8.58	5.50	(2.31)	5.93
Total from Investment Operations	(0.58)	9.44	9.52	6.43	(1.23)	6.85
Less Dividends and Distributions:
Dividends (from net investment income)	(0.57)	(0.95)	(1.08)	(1.02)	(0.92)	(0.78)
Distributions (from capital gains)	(2.97)	(0.95)	(2.98)	(3.77)	(0.31)	—
Total Dividends and Distributions	(3.54)	(1.90)	(4.06)	(4.79)	(1.23)	(0.78)
Net Asset Value, End of Period	$55.10	$59.22	$51.68	$46.22	$44.58	$47.04
Total Return*	(0.45)%	18.56%	21.65%	15.02%	(2.74)%	16.81%
Net Assets, End of Period (in thousands)	$1,858,505	$1,842,777	$1,594,797	$1,391,564	$1,317,006	$1,538,205
Average Net Assets for the Period (in thousands)	$1,772,041	$1,735,754	$1,489,926	$1,380,808	$1,492,142	$1,503,853
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.88%	0.88%	0.87%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.86%	0.87%	0.86%	0.87%
Ratio of Net Investment Income/(Loss)	1.99%	1.71%	1.95%	2.05%	2.25%	2.04%
Portfolio Turnover Rate	7%	13%	16%	24%	30%	23%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Growth and Income Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital growth and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson

20	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on

Janus Investment Fund	21

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

22	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed quarterly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Janus Investment Fund	23

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital  an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.67% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

24	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses

Janus Investment Fund	25

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

26	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $37,366.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $1,296.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,685,641,588	$2,130,886,455	$(22,844,574)	$ 2,108,041,881

Janus Investment Fund	27

Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	843,942	$ 44,307,738	279,192	$ 15,663,813
Reinvested dividends and distributions	46,581	2,368,521	13,297	738,714
Shares repurchased	(158,110)	(8,433,050)	(142,090)	(7,848,426)
Net Increase/(Decrease)	732,413	$ 38,243,209	150,399	$ 8,554,101
Class C Shares:
Shares sold	557,391	$ 28,854,284	135,429	$ 7,611,856
Reinvested dividends and distributions	26,057	1,308,320	10,222	559,793
Shares repurchased	(173,468)	(9,476,060)	(99,711)	(5,571,823)
Net Increase/(Decrease)	409,980	$ 20,686,544	45,940	$ 2,599,826
Class D Shares:
Shares sold	1,027,185	$ 55,539,724	2,072,382	$115,685,616
Reinvested dividends and distributions	4,010,368	203,861,747	2,044,345	113,541,365
Shares repurchased	(2,561,389)	(138,972,609)	(5,123,024)	(286,129,433)
Net Increase/(Decrease)	2,476,164	$120,428,862	(1,006,297)	$ (56,902,452)
Class I Shares:
Shares sold	4,303,845	$229,847,580	1,752,503	$ 98,850,163
Reinvested dividends and distributions	217,307	11,117,122	65,713	3,661,211
Shares repurchased	(632,981)	(33,703,004)	(776,982)	(43,057,326)
Net Increase/(Decrease)	3,888,171	$207,261,698	1,041,234	$ 59,454,048
Class N Shares:
Shares sold	57,999	$ 3,222,187	160,699	$ 8,617,538
Reinvested dividends and distributions	12,310	625,637	4,825	267,970
Shares repurchased	(12,619)	(699,111)	(17,890)	(1,024,683)
Net Increase/(Decrease)	57,690	$ 3,148,713	147,634	$ 7,860,825
Class R Shares:
Shares sold	39,909	$ 2,182,342	28,753	$ 1,623,278
Reinvested dividends and distributions	5,924	298,910	1,692	93,495
Shares repurchased	(6,882)	(370,615)	(6,013)	(330,680)
Net Increase/(Decrease)	38,951	$ 2,110,637	24,432	$ 1,386,093
Class S Shares:
Shares sold	41,697	$ 2,297,924	89,172	$ 4,974,446
Reinvested dividends and distributions	25,711	1,303,904	13,860	767,467
Shares repurchased	(70,478)	(3,868,371)	(160,681)	(8,901,919)
Net Increase/(Decrease)	(3,070)	$ (266,543)	(57,649)	$ (3,160,006)
Class T Shares:
Shares sold	3,104,392	$167,287,889	3,566,711	$199,742,885
Reinvested dividends and distributions	2,142,185	108,825,334	1,032,148	57,285,881
Shares repurchased	(2,633,247)	(142,473,552)	(4,342,744)	(242,594,383)
Net Increase/(Decrease)	2,613,330	$133,639,671	256,115	$ 14,434,383

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$600,543,896	$ 363,260,504	$ -	$ -

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Janus Henderson Growth and Income Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Growth and Income Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

40	MARCH 31, 2019

Janus Henderson Growth and Income Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	43

Janus Henderson Growth and Income Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Growth and Income Fund

Notes

NotesPage1

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93048 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson International Opportunities Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Opportunities Fund

Janus Henderson International Opportunities Fund (unaudited)

FUND SNAPSHOT

The Janus Henderson International Opportunities Fund is an international equity fund that seeks long-term growth of capital. The Fund employs a multi-sub-portfolio approach where each underlying sub-portfolio management team is able to focus on their highest conviction ideas.

Nicholas Cowley co-portfolio manager	Marc Schartz co-portfolio manager	Andrew Gillan co-portfolio manager	Junichi Inoue co-portfolio manager	Gordon Mackay co-portfolio manager
Paul O’Connor co-portfolio manager	Dean Cheeseman co-portfolio manager	James Ross co-portfolio manager	Ian Warmerdam co-portfolio manager

PERFORMANCE

The Janus Henderson International Opportunities Fund’s I shares returned -5.64% over the six-month period ended March 31, 2019. The Fund’s benchmark, the MSCI EAFE® Index, returned -3.81%.

INVESTMENT ENVIRONMENT

International equities declined over the period with the Japanese market being among the weaker performers.

PERFORMANCE DISCUSSION

From a sleeve perspective, the primary detractor from relative performance was the Europe-1 sub-portfolio, which endured a particularly tough period in the fourth quarter of 2018. The Japan sleeve also detracted from relative performance. There were, however, notable positive contributions to relative performance from the Europe-2 and Asia Pacific sub-portfolios.

Novo Nordisk, the Danish biotech and pharmaceutical company, contributed positively during the period. Novo is a global leader in the diabetes care market, which has become increasingly important as dietary and lifestyle factors have seen the proportion of the global population with diabetes increase over the years. Despite this, of the world’s approximately 415 million diabetes sufferers, fewer than 50% are treated. Novo Nordisk is, in our view, well positioned to meet this demand. In the near term, concerns over insulin price pressure have weighed on the stock, but our attraction is to Novo’s development of the first oral GLP-1 drug for diabetes – the scale of the opportunity of which we believe to be underestimated.

Swedish lock manufacturer Assa Abloy also contributed positively. Assa benefits from attractive business economics and the potential of acceleration in growth through the increasing proliferation of smart locks.

Bayer, the German pharmaceutical and agriculture firm, detracted after Monsanto, acquired by Bayer recently, was ordered to pay damages related to alleged side effects from the use of a weed control product. Monsanto has appealed the decision and, in our view, the level of damage is likely to be less severe than initially forecast. Regardless of this one-off issue, we do not think the market accurately reflects the enhanced value of the stock post the acquisition.

Sony also detracted, with the market focusing on weaker game console numbers in recent releases. Concern that the game console cycle has peaked has Sony facing selling pressure, but we think investors are being overly bearish and overlooking the potential for growth in the conglomerate’s other segments.

OUTLOOK

More dovish central banks have boosted financial assets and we now await signs of a turn in global growth momentum to drive the next phase of the ongoing rally. As

Janus Investment Fund	1

Janus Henderson International Opportunities Fund (unaudited)

the impact of the U.S. tax cuts wanes, Chinese stimulus measures are currently the main support for global growth. The U.S. yield curve inversion is a worrying sign, but we have yet to see other indicators follow its lead and there are reasons why the signal may be weaker in this cycle. The compression in risk premia since December 2018 has been marked and it is important to remain alert to opportunities to reduce risk and capture opportunities. Markets have been calm so far in 2019, but this may not continue as there are a number of significant macroeconomic risks awaiting resolution.

Thank you for your investment in Janus Henderson International Opportunities Fund.

2	MARCH 31, 2019

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Roche Holding AG	0.35%	Bayer AG	-0.73%
	Novo Nordisk A/S	0.35%	Kosmos Energy Ltd	-0.70%
	Daiichi Sankyo Co Ltd	0.27%	Sony Corp	-0.62%
	BP PLC	0.23%	Renault SA	-0.60%
	Assa Abloy AB	0.23%	Deutsche Post AG	-0.47%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Financials	0.97%	18.19%	19.51%
	Health Care	0.17%	15.13%	11.29%
	Materials	0.11%	2.09%	7.53%
	Other**	0.06%	1.66%	0.00%
	Communication Services	-0.15%	8.78%	5.51%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Consumer Staples	-1.09%	10.44%	11.49%
	Information Technology	-0.49%	17.92%	6.07%
	Consumer Discretionary	-0.31%	8.34%	11.05%
	Energy	-0.27%	3.55%	5.94%
	Real Estate	-0.25%	1.41%	3.67%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson International Opportunities Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Novo Nordisk A/S
Pharmaceuticals	3.3%
SAP SE
Software	2.6%
Koninklijke Philips NV
Health Care Equipment & Supplies	2.5%
Assa Abloy AB
Building Products	2.5%
RELX PLC
Professional Services	2.4%
13.3%

Asset Allocation - (% of Net Assets)
Common Stocks	97.0%
Investment Companies	3.2%
Preferred Stocks	1.3%
Other	(1.5)%
100.0%

Emerging markets comprised 19.3% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson International Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-5.82%	-6.71%	1.42%	7.79%	7.72%	1.29%	1.29%
Class A Shares at MOP	-11.24%	-12.06%	0.22%	7.15%	7.36%
Class C Shares at NAV	-6.14%	-7.40%	0.65%	6.96%	6.91%	2.00%	2.00%
Class C Shares at CDSC	-6.95%	-8.20%	0.65%	6.96%	6.91%
Class D Shares(1)	-5.71%	-6.55%	1.42%	7.79%	7.72%	1.16%	1.10%
Class I Shares	-5.64%	-6.41%	1.71%	8.09%	7.72%	0.99%	0.99%
Class N Shares	-5.65%	-6.42%	1.42%	7.79%	7.72%	0.96%	0.94%
Class R Shares	-5.92%	-6.96%	1.10%	7.45%	7.48%	1.69%	1.69%
Class S Shares	-5.92%	-6.88%	1.30%	7.72%	7.68%	1.75%	1.44%
Class T Shares	-5.72%	-6.59%	1.42%	7.79%	7.72%	1.19%	1.19%
MSCI EAFE Index	-3.81%	-3.71%	2.33%	8.96%	5.27%
Morningstar Quartile - Class A Shares	-	3rd	3rd	3rd	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	493/778	437/630	388/526	28/355

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Janus Investment Fund	5

Janus Henderson International Opportunities Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson International Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class A Shares, Class C Shares, Class R Shares, Class I Shares, Class IF Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class R Shares, Class I Shares (Class I Shares and Class IF Shares of the Predecessor Fund were reorganized into Class I Shares of the Fund), and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class R Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares and Class C Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on August 31, 2001. Class R Shares, Class I Shares, Class R6 Shares, and Class IF Shares of the Predecessor Fund commenced operations on September 30, 2005, March 31, 2009, November 30, 2015, and March 31, 2016, respectively. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class R Shares shown for periods prior to June 5, 2017, reflects the performance of Class R Shares of the Predecessor Fund, calculated using the fees and expenses of Class R Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to September 30, 2005, performance for Class R Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to March 31, 2009, performance for Class I Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund (without sales charges), net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

6	MARCH 31, 2019

Janus Henderson International Opportunities Fund (unaudited)

Performance

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

Effective on or about March 19, 2019, Dean Cheeseman, Nicholas Cowley, Glen Finegan, Andrew Gillan, Junichi Inoue, Gordon Mackay, Paul O’Connor, James Ross, Marc Schartz and Ian Warmerdam are Co-Portfolio Managers of the Fund. Effective on or about April 19 , 2019, Glen Finegan is removed as Co-Portfolio Manager of the Fund.

*The predecessor Fund’s inception date – August 31, 2001.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson International Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$941.80	$6.44	$1,000.00	$1,018.30	$6.69	1.33%
Class C Shares	$1,000.00	$938.60	$9.91	$1,000.00	$1,014.71	$10.30	2.05%
Class D Shares	$1,000.00	$942.90	$5.57	$1,000.00	$1,019.20	$5.79	1.15%
Class I Shares	$1,000.00	$943.60	$4.94	$1,000.00	$1,019.85	$5.14	1.02%
Class N Shares	$1,000.00	$943.50	$4.65	$1,000.00	$1,020.14	$4.84	0.96%
Class R Shares	$1,000.00	$940.80	$7.79	$1,000.00	$1,016.90	$8.10	1.61%
Class S Shares	$1,000.00	$940.80	$7.02	$1,000.00	$1,017.70	$7.29	1.45%
Class T Shares	$1,000.00	$942.80	$6.44	$1,000.00	$1,018.30	$6.69	1.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 97.0%
Automobiles – 2.8%
Renault SA	257,543	$17,016,822
Toyota Motor Corp	734,700	43,010,549
		60,027,371
Banks – 8.7%
Credit Agricole SA#	3,892,023	47,014,388
HDFC Bank Ltd	877,966	29,392,072
ING Groep NV	2,000,000	24,190,762
Mitsubishi UFJ Financial Group Inc	6,708,500	33,297,311
Oversea-Chinese Banking Corp Ltd	2,087,200	17,022,334
UniCredit SpA	3,023,167	38,750,031
		189,666,898
Beverages – 4.5%
Anheuser-Busch InBev SA/NV	420,000	35,217,479
Fomento Economico Mexicano SAB de CV (ADR)	305,619	28,202,521
Treasury Wine Estates Ltd	3,248,851	34,433,923
		97,853,923
Building Products – 2.5%
Assa Abloy AB	2,519,357	54,396,255
Chemicals – 1.6%
Akzo Nobel NV	395,990	35,082,943
Consumer Finance – 0.9%
American Express Co	180,248	19,701,106
Diversified Financial Services – 2.6%
Ayala Corp	1,534,560	27,475,931
Berkshire Hathaway Inc*	105,831	21,260,390
Remgro Ltd	588,236	7,554,756
		56,291,077
Electronic Equipment, Instruments & Components – 1.5%
TDK Corp	412,600	32,282,664
Energy Equipment & Services – 0.8%
SBM Offshore NV	912,139	17,345,966
Entertainment – 2.0%
Netflix Inc*	55,827	19,905,675
Nintendo Co Ltd	83,900	23,895,713
		43,801,388
Food & Staples Retailing – 0.6%
Shoprite Holdings Ltd	1,145,194	12,592,061
Food Products – 4.0%
Danone SA	300,000	23,112,901
Tiger Brands Ltd	833,524	15,312,679
Uni-President Enterprises Corp	19,894,000	48,285,781
		86,711,361
Health Care Equipment & Supplies – 2.5%
Koninklijke Philips NV	1,346,926	54,861,726
Hotels, Restaurants & Leisure – 1.1%
Sands China Ltd	4,583,200	23,033,650
Household Durables – 3.2%
Sony Corp	859,400	36,024,844
Techtronic Industries Co Ltd	4,890,500	32,864,170
		68,889,014
Industrial Conglomerates – 2.6%
DCC PLC	387,570	33,486,476
Toshiba Corp#	757,700	24,103,353
		57,589,829
Information Technology Services – 4.4%
Infosys Ltd	2,945,762	31,633,956
Mastercard Inc	93,830	22,092,274
Tata Consultancy Services Ltd	682,405	19,719,724

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Visa Inc	143,248	$22,373,905
		95,819,859
Insurance – 2.9%
AIA Group Ltd	3,682,400	36,661,218
Ping An Insurance Group Co of China Ltd	2,379,500	26,645,356
		63,306,574
Interactive Media & Services – 3.2%
Alphabet Inc - Class C*	18,598	21,821,219
Tencent Holdings Ltd	563,800	25,928,609
Yahoo Japan Corp	8,984,800	21,973,475
		69,723,303
Internet & Direct Marketing Retail – 1.3%
Alibaba Group Holding Ltd (ADR)*	154,626	28,211,514
Life Sciences Tools & Services – 1.0%
ICON PLC*	153,368	20,947,001
Machinery – 2.5%
CNH Industrial NV	3,197,373	32,505,203
Komatsu Ltd	961,700	22,308,906
		54,814,109
Media – 2.2%
Dentsu Inc	331,200	13,973,107
Informa PLC	3,594,235	34,831,686
		48,804,793
Metals & Mining – 0.6%
Newcrest Mining Ltd	721,051	13,057,900
Oil, Gas & Consumable Fuels – 3.7%
BP PLC	6,672,682	48,529,070
Kosmos Energy Ltd	5,306,915	33,062,080
		81,591,150
Paper & Forest Products – 1.5%
UPM-Kymmene OYJ#	1,139,355	33,225,543
Personal Products – 2.0%
Estee Lauder Cos Inc	133,763	22,144,465
Unilever NV	368,546	21,403,925
		43,548,390
Pharmaceuticals – 11.9%
Bayer AG	463,179	29,923,406
Cipla Ltd/India	2,098,363	16,022,293
Daiichi Sankyo Co Ltd	620,700	31,144,229
Merck KGaA	146,612	16,715,393
Novo Nordisk A/S	1,393,765	72,972,428
Roche Holding AG	184,767	50,919,966
Takeda Pharmaceutical Co Ltd	1,003,600	40,946,445
		258,644,160
Professional Services – 2.4%
RELX PLC*	2,485,094	53,097,917
Real Estate Management & Development – 1.5%
Mitsui Fudosan Co Ltd	1,325,500	33,284,034
Semiconductor & Semiconductor Equipment – 3.4%
ASML Holding NV	243,010	45,572,211
Taiwan Semiconductor Manufacturing Co Ltd	2,423,000	19,301,918
Taiwan Semiconductor Manufacturing Co Ltd (ADR)	240,209	9,838,961
		74,713,090
Software – 3.9%
Microsoft Corp	189,519	22,351,871
SAP SE	492,546	56,901,498
Trend Micro Inc/Japan	142,100	6,912,003
		86,165,372

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 1.5%
FUJIFILM Holdings Corp	725,300	$32,949,736
Thrifts & Mortgage Finance – 1.6%
Housing Development Finance Corp Ltd	1,251,501	35,561,654
Tobacco – 1.3%
British American Tobacco PLC	689,646	28,683,986
Water Utilities – 0.5%
Aguas Andinas SA	19,221,876	10,935,878
Wireless Telecommunication Services – 1.8%
SoftBank Group Corp	404,000	39,174,984
Total Common Stocks (cost $1,925,825,843)		2,116,388,179
Preferred Stocks – 1.3%
Technology Hardware, Storage & Peripherals – 1.3%
Samsung Electronics Co Ltd (cost $21,087,754)	886,921	28,326,772
Investment Companies – 3.2%
Investments Purchased with Cash Collateral from Securities Lending – 1.7%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	36,804,750	36,804,750
Money Markets – 1.5%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº	33,449,565	33,449,565
Total Investment Companies (cost $70,254,315)		70,254,315
Total Investments (total cost $2,017,167,912) – 101.5%		2,214,969,266
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(32,854,352)
Net Assets – 100%		$2,182,114,914

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2019

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$435,281,353	19.6%
United States	274,967,300	12.4
Netherlands	251,555,450	11.4
United Kingdom	145,531,218	6.6
India	132,329,699	6.0
Germany	103,540,297	4.7
Hong Kong	92,559,038	4.2
France	87,144,111	3.9
China	80,785,479	3.6
Taiwan	77,426,660	3.5
Denmark	72,972,428	3.3
Italy	71,255,234	3.2
Sweden	54,396,255	2.5
Switzerland	50,919,966	2.3
Australia	47,491,823	2.1
South Africa	35,459,496	1.6
Belgium	35,217,479	1.6
Finland	33,225,543	1.5
South Korea	28,326,772	1.3
Mexico	28,202,521	1.3
Philippines	27,475,931	1.2
Ireland	20,947,001	0.9
Singapore	17,022,334	0.8
Chile	10,935,878	0.5

Total	$2,214,969,266	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 1.7%
Investments Purchased with Cash Collateral from Securities Lending - 1.7%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$93,829∆	$-	$-	$36,804,750

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 1.7%
Investments Purchased with Cash Collateral from Securities Lending - 1.7%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	37,472,590	171,256,345	(171,924,185)	36,804,750

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Pharmaceuticals	$227,499,931	$31,144,229	$-
All Other	1,857,744,019	-	-
Preferred Stocks	-	28,326,772	-
Investment Companies
Money Markets	33,449,565	-	-
All Other	-	36,804,750	-
Total Assets	$2,118,693,515	$96,275,751	$-

14	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$2,178,164,516
Affiliated investments, at value(3)	36,804,750
Cash denominated in foreign currency(4)	35,195
Non-interested Trustees' deferred compensation	53,196
Receivables:
Investments sold	22,648,997
Dividends	7,136,294
Foreign tax reclaims	6,139,866
Fund shares sold	1,171,169
Other assets	3,923,412
Total Assets	2,256,077,395
Liabilities:
Due to custodian	4,073,618
Collateral for securities loaned (Note 2)	36,804,750
Payables:	—
Investments purchased	18,501,719
Fund shares repurchased	10,158,966
Foreign tax liability	1,790,314
Advisory fees	1,666,523
Transfer agent fees and expenses	356,488
12b-1 Distribution and shareholder servicing fees	226,466
Non-interested Trustees' deferred compensation fees	53,196
Non-interested Trustees' fees and expenses	21,461
Professional fees	15,849
Affiliated fund administration fees payable	4,800
Custodian fees	1,465
Accrued expenses and other payables	286,866
Total Liabilities	73,962,481
Net Assets	$2,182,114,914

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,113,223,694
Total distributable earnings (loss)(5)	68,891,220
Total Net Assets	$2,182,114,914
Net Assets - Class A Shares	$429,086,586
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	18,314,743
Net Asset Value Per Share(6)	$23.43
Maximum Offering Price Per Share(7)	$24.86
Net Assets - Class C Shares	$147,002,754
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,690,391
Net Asset Value Per Share(6)	$21.97
Net Assets - Class D Shares	$2,501,725
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	107,274
Net Asset Value Per Share	$23.32
Net Assets - Class I Shares	$1,427,724,902
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,184,175
Net Asset Value Per Share	$23.33
Net Assets - Class N Shares	$42,105,547
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,807,892
Net Asset Value Per Share	$23.29
Net Assets - Class R Shares	$11,585,447
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	505,773
Net Asset Value Per Share	$22.91
Net Assets - Class S Shares	$2,349,640
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	101,432
Net Asset Value Per Share	$23.16
Net Assets - Class T Shares	$119,758,313
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,133,312
Net Asset Value Per Share	$23.33

(1) Includes cost of $1,980,363,162.

(2) Includes $35,012,994 of securities on loan. See Note 2 in Notes to Financial Statements.

(3) Includes cost of $36,804,750.

(4) Includes cost of $35,195.

(5) Includes $1,790,314 of foreign capital gains tax on investments.

(6) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(7) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

See footnotes at the end of the Statement.

Investment Income:
Dividends	$18,881,990
Interest	259,229
Affiliated securities lending income, net	93,829
Other income	443,960
Foreign tax withheld	(1,542,210)
Total Investment Income	18,136,798
Expenses:
Advisory fees	13,321,254
12b-1 Distribution and shareholder servicing fees:
Class A Shares	561,397
Class C Shares	972,113
Class R Shares	28,764
Class S Shares	2,837
Transfer agent administrative fees and expenses:
Class D Shares	1,518
Class R Shares	13,594
Class S Shares	2,837
Class T Shares	22,634
Transfer agent networking and omnibus fees:
Class A Shares	260,173
Class C Shares	91,896
Class I Shares	685,579
Other transfer agent fees and expenses:
Class A Shares	23,599
Class C Shares	10,604
Class D Shares	932
Class I Shares	51,141
Class N Shares	594
Class R Shares	155
Class S Shares	26
Class T Shares	180
Custodian fees	444,902
Shareholder reports expense	179,895
Registration fees	64,900
Professional fees	52,012
Non-interested Trustees’ fees and expenses	40,363
Affiliated fund administration fees	34,473
Other expenses	387,880
Total Expenses	17,256,252
Less: Excess Expense Reimbursement and Waivers	(1,386,485)
Net Expenses	15,869,767
Net Investment Income/(Loss)	2,267,031

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Opportunities Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$(31,245,712)
Total Net Realized Gain/(Loss) on Investments	(31,245,712)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	(287,994,763)
Total Change in Unrealized Net Appreciation/Depreciation	(287,994,763)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(316,973,444)

(1) Includes realized foreign capital gains tax on investments of $(1,589,161).

(2) Includes change in unrealized appreciation/depreciation of $2,702,168 due to foreign capital gains tax on investments.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$2,267,031	$51,587,770
Net realized gain/(loss) on investments	(31,245,712)	458,315,691
Change in unrealized net appreciation/depreciation	(287,994,763)	(512,107,517)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(316,973,444)	(2,204,056)
Dividends and Distributions to Shareholders
Class A Shares	(67,679,412)	(5,959,081)
Class C Shares	(22,355,238)	(468,197)
Class D Shares	(365,023)	(41,847)
Class I Shares	(284,656,835)	(49,752,718)
Class N Shares	(3,902,029)	(149,908)
Class R Shares	(1,868,347)	(152,407)
Class S Shares	(314,566)	(676)
Class T Shares	(1,112,930)	(185,184)
Net Decrease from Dividends and Distributions to Shareholders	(382,254,380)	(56,710,018)
Capital Share Transactions:
Class A Shares	41,962,691	(131,813,261)
Class C Shares	(138,463,273)	(92,131,907)
Class D Shares	51,344	918,696
Class I Shares	(1,055,278,171)	(651,113,853)
Class N Shares	5,222,608	32,768,104
Class R Shares	(1,614,188)	(6,775,750)
Class S Shares	152,707	2,608,711
Class T Shares	112,218,578	(1,721,067)
Net Increase/(Decrease) from Capital Share Transactions	(1,035,747,704)	(847,260,327)
Net Increase/(Decrease) in Net Assets	(1,734,975,528)	(906,174,401)
Net Assets:
Beginning of period	3,917,090,442	4,823,264,843
End of period	$2,182,114,914	$3,917,090,442

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.10	$29.50	$29.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.28	0.11
Net realized and unrealized gain/(loss)	(2.08)	(0.39)	0.31
Total from Investment Operations	(2.06)	(0.11)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.44)	(0.29)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.61)	(0.29)	—
Net Asset Value, End of Period	$23.43	$29.10	$29.50
Total Return*	(5.69)%	(0.40)%	1.44%
Net Assets, End of Period (in thousands)	$429,087	$485,243	$623,172
Average Net Assets for the Period (in thousands)	$450,351	$577,151	$625,740
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.29%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.29%	1.33%
Ratio of Net Investment Income/(Loss)	0.14%	0.94%	2.18%
Portfolio Turnover Rate	26%	56%	5%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$27.13	$27.46	$27.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.09)	0.06	0.06
Net realized and unrealized gain/(loss)	(1.90)	(0.36)	0.29
Total from Investment Operations	(1.99)	(0.30)	0.35
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.03)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.17)	(0.03)	—
Net Asset Value, End of Period	$21.97	$27.13	$27.46
Total Return*	(6.04)%	(1.09)%	1.29%
Net Assets, End of Period (in thousands)	$147,003	$336,880	$432,601
Average Net Assets for the Period (in thousands)	$195,845	$397,796	$430,739
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.15%	2.00%	2.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.05%	2.00%	2.16%
Ratio of Net Investment Income/(Loss)	(0.77)%	0.22%	1.36%
Portfolio Turnover Rate	26%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year ended July 31	2017	2016	2015		2014
Net Asset Value, Beginning of Period	$26.05	$28.44	$26.99		$23.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.25	0.28		0.31
Net realized and unrealized gain/(loss)	3.25	(2.28)	1.41		2.98
Total from Investment Operations	3.42	(2.03)	1.69		3.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.39)	(0.36)	(0.24)		(0.09)
Total Dividends and Distributions	(0.39)	(0.36)	(0.24)		(0.09)
Net Asset Value, End of Period	$29.08	$26.05	$28.44		$26.99
Total Return*	13.36%	(7.18)%	6.33%		13.84%
Net Assets, End of Period (in thousands)	$637,250	$784,966	$1,623,379		$1,991,001
Average Net Assets for the Period (in thousands)	$682,656	$1,339,821	$1,640,689		$1,871,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.35%	1.36%		1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.35%	1.36%		1.40%
Ratio of Net Investment Income/(Loss)	0.63%	0.99%	1.03%		1.18%
Portfolio Turnover Rate	51%	45%	71%		74%
				1

Class C Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$24.31	$26.60	$25.31	$22.40
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	0.12	0.09	0.08
Net realized and unrealized gain/(loss)	3.04	(2.21)	1.29	2.83
Total from Investment Operations	3.01	(2.09)	1.38	2.91
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.20)	(0.09)	—
Total Dividends and Distributions	(0.21)	(0.20)	(0.09)	—
Net Asset Value, End of Period	$27.11	$24.31	$26.60	$25.31
Total Return*	12.50%	(7.88)%	5.47%	12.99%
Net Assets, End of Period (in thousands)	$437,418	$504,192	$552,630	$491,403
Average Net Assets for the Period (in thousands)	$457,115	$513,230	$507,862	$472,096
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.09%	2.11%	2.13%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.09%	2.11%	2.13%	2.17%
Ratio of Net Investment Income/(Loss)	(0.13)%	0.50%	0.33%	0.32%
Portfolio Turnover Rate	51%	45%	71%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.06	$29.51	$29.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.37	0.12
Net realized and unrealized gain/(loss)	(2.10)	(0.40)	0.31
Total from Investment Operations	(2.06)	(0.03)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.51)	(0.42)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.68)	(0.42)	—
Net Asset Value, End of Period	$23.32	$29.06	$29.51
Total Return*	(5.65)%	(0.15)%	1.48%
Net Assets, End of Period (in thousands)	$2,502	$3,002	$2,187
Average Net Assets for the Period (in thousands)	$2,537	$3,163	$1,914
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	1.16%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.15%	1.10%	1.08%
Ratio of Net Investment Income/(Loss)	0.34%	1.25%	2.43%
Portfolio Turnover Rate	26%	56%	5%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.06	$29.47	$29.04
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.38	0.12
Net realized and unrealized gain/(loss)	(2.07)	(0.39)	0.31
Total from Investment Operations	(2.04)	(0.01)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.52)	(0.40)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.69)	(0.40)	—
Net Asset Value, End of Period	$23.33	$29.06	$29.47
Total Return*	(5.58)%	(0.07)%	1.48%
Net Assets, End of Period (in thousands)	$1,427,725	$3,021,157	$3,721,310
Average Net Assets for the Period (in thousands)	$2,045,746	$3,542,904	$3,644,165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	0.99%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	0.23%	1.27%	2.51%
Portfolio Turnover Rate	26%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03
Net realized and unrealized gain/(loss)	0.58
Total from Investment Operations	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.08
Total Return*	2.14%
Net Assets, End of Period (in thousands)	$1,723
Average Net Assets for the Period (in thousands)	$1,119
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%
Ratio of Net Investment Income/(Loss)	0.59%
Portfolio Turnover Rate	51%

Class I Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.06	$28.45	$27.04	$23.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.25	0.42	0.40	0.39
Net realized and unrealized gain/(loss)	3.21	(2.36)	1.36	2.98
Total from Investment Operations	3.46	(1.94)	1.76	3.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.48)	(0.45)	(0.35)	(0.15)
Total Dividends and Distributions	(0.48)	(0.45)	(0.35)	(0.15)
Net Asset Value, End of Period	$29.04	$26.06	$28.45	$27.04
Total Return*	13.58%	(6.87)%	6.60%	14.16%
Net Assets, End of Period (in thousands)	$3,642,386	$2,966,703	$2,333,559	$1,389,207
Average Net Assets for the Period (in thousands)	$2,966,203	$2,631,335	$1,879,501	$1,146,575
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.06%	1.10%	1.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.06%	1.10%	1.12%
Ratio of Net Investment Income/(Loss)	0.94%	1.65%	1.46%	1.47%
Portfolio Turnover Rate	51%	45%	71%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.08	$29.47	$29.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.07	0.41	0.12
Net realized and unrealized gain/(loss)	(2.14)	(0.38)	0.32
Total from Investment Operations	(2.07)	0.03	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.55)	(0.42)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.72)	(0.42)	—
Net Asset Value, End of Period	$23.29	$29.08	$29.47
Total Return*	(5.65)%	0.07%	1.52%
Net Assets, End of Period (in thousands)	$42,106	$43,305	$10,530
Average Net Assets for the Period (in thousands)	$37,416	$12,868	$10,134
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.09%	0.96%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	0.94%	0.93%
Ratio of Net Investment Income/(Loss)	0.59%	1.41%	2.57%
Portfolio Turnover Rate	26%	56%	5%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$28.42	$28.81	$28.41
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	0.16	0.09
Net realized and unrealized gain/(loss)	(2.02)	(0.36)	0.31
Total from Investment Operations	(2.04)	(0.20)	0.40
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.19)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.47)	(0.19)	—
Net Asset Value, End of Period	$22.91	$28.42	$28.81
Total Return*	(5.82)%	(0.71)%	1.41%
Net Assets, End of Period (in thousands)	$11,585	$16,214	$23,122
Average Net Assets for the Period (in thousands)	$12,982	$19,820	$22,887
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.66%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.61%	1.62%	1.56%
Ratio of Net Investment Income/(Loss)	(0.19)%	0.54%	1.96%
Portfolio Turnover Rate	26%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$26.05	$27.18
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.42	0.33
Net realized and unrealized gain/(loss)	3.05	(1.02)
Total from Investment Operations	3.47	(0.69)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.49)	(0.44)
Total Dividends and Distributions	(0.49)	(0.44)
Net Asset Value, End of Period	$29.03	$26.05
Total Return*	13.61%	(2.57)%
Net Assets, End of Period (in thousands)	$10,041	$714
Average Net Assets for the Period (in thousands)	$2,895	$681
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.08%
Ratio of Net Investment Income/(Loss)	1.55%	1.96%
Portfolio Turnover Rate	51%	45%

Class R Shares
For a share outstanding during the year ended July 31	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$25.55	$27.97	$26.59	$23.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.28	0.24	0.22
Net realized and unrealized gain/(loss)	3.16	(2.35)	1.35	2.95
Total from Investment Operations	3.24	(2.07)	1.59	3.17
Less Dividends and Distributions:
Dividends (from net investment income)	(0.38)	(0.35)	(0.21)	(0.02)
Total Dividends and Distributions	(0.38)	(0.35)	(0.21)	(0.02)
Net Asset Value, End of Period	$28.41	$25.55	$27.97	$26.59
Total Return*	12.89%	(7.45)%	6.05%	13.54%
Net Assets, End of Period (in thousands)	$23,071	$20,056	$14,173	$9,966
Average Net Assets for the Period (in thousands)	$21,398	$16,793	$11,221	$8,586
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.72%	1.67%	1.63%	1.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.71%	1.67%	1.63%	1.68%
Ratio of Net Investment Income/(Loss)	0.29%	1.12%	0.89%	0.85%
Portfolio Turnover Rate	51%	45%	71%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.00	$29.48	$29.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.44	0.11
Net realized and unrealized gain/(loss)	(2.14)	(0.53)	0.31
Total from Investment Operations	(2.13)	(0.09)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.54)	(0.39)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.71)	(0.39)	—
Net Asset Value, End of Period	$23.16	$29.00	$29.48
Total Return*	(5.92)%	(0.36)%	1.45%
Net Assets, End of Period (in thousands)	$2,350	$2,674	$52
Average Net Assets for the Period (in thousands)	$2,276	$591	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.75%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.45%	1.43%	1.26%
Ratio of Net Investment Income/(Loss)	0.07%	1.57%	2.25%
Portfolio Turnover Rate	26%	56%	5%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$29.02	$29.50	$29.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.30	0.30	0.11
Net realized and unrealized gain/(loss)	(2.35)	(0.37)	0.32
Total from Investment Operations	(2.05)	(0.07)	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.47)	(0.41)	—
Distributions (from capital gains)	(3.17)	—	—
Total Dividends and Distributions	(3.64)	(0.41)	—
Net Asset Value, End of Period	$23.33	$29.02	$29.50
Total Return*	(5.63)%	(0.26)%	1.48%
Net Assets, End of Period (in thousands)	$119,758	$8,614	$10,291
Average Net Assets for the Period (in thousands)	$18,157	$9,802	$9,755
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.53%	1.19%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	2.73%	1.01%	2.32%
Portfolio Turnover Rate	26%	56%	5%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	0.57
Total from Investment Operations	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.06
Total Return*	2.07%
Net Assets, End of Period (in thousands)	$51
Average Net Assets for the Period (in thousands)	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%
Ratio of Net Investment Income/(Loss)	0.38%
Portfolio Turnover Rate	51%

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$28.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.03)
Net realized and unrealized gain/(loss)	0.63
Total from Investment Operations	0.60
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$29.07
Total Return*	2.11%
Net Assets, End of Period (in thousands)	$9,475
Average Net Assets for the Period (in thousands)	$2,712
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%
Ratio of Net Investment Income/(Loss)	(0.68)%
Portfolio Turnover Rate	51%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation primarily through investment in equities of non-U.S. companies. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I, Class N, and Class R Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares and Class IF Predecessor Fund shares were exchanged for Class I Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights. For the fiscal year ended July 31, 2016, and prior periods, the audits of those financial statements were performed by auditors different from the auditors of this report.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual

28	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which,

Janus Investment Fund	29

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a

30	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

Janus Investment Fund	31

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

32	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$35,012,994	$—	$(35,012,994)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-

Janus Investment Fund	33

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable).

Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

34	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

As of March 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $35,012,994 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2019 is $36,804,750, resulting in the net amount due to the counterparty of $1,791,756.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	1.00
Next $1 Billion	0.90
Next $1 Billion	0.80
Next $1 Billion	0.70
Next $5 Billion	0.60
Over $10 Billion	0.50

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.94% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. In addition, until February 1, 2020, Janus Capital has agreed to reduce the administrative services fee payable by the Fund’s Class R Shares pursuant to the Fund’s Transfer Agency Agreement so that such fees do not exceed 0.21% of Class R Shares’ average daily net assets. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the

Janus Investment Fund	35

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund

36	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $6,288.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $10,729.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	37

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,031,644,490	$314,395,541	$(131,070,765)	$ 183,324,776

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	5,687,904	$ 142,716,070	3,016,779	$ 89,714,971
Reinvested dividends and distributions	2,790,088	58,703,453	171,032	5,130,964
Shares repurchased	(6,836,082)	(159,456,832)	(7,642,775)	(226,659,196)
Net Increase/(Decrease)	1,641,910	$ 41,962,691	(4,454,964)	$ (131,813,261)
Class C Shares:
Shares sold	681,225	$ 14,266,542	896,352	$ 25,078,909
Reinvested dividends and distributions	972,508	19,226,492	14,719	414,034
Shares repurchased	(7,379,500)	(171,956,307)	(4,249,261)	(117,624,850)
Net Increase/(Decrease)	(5,725,767)	$ (138,463,273)	(3,338,190)	$ (92,131,907)
Class D Shares:
Shares sold	9,701	$ 224,559	77,288	$ 2,336,933
Reinvested dividends and distributions	17,426	364,724	1,397	41,765
Shares repurchased	(23,178)	(537,939)	(49,467)	(1,460,002)
Net Increase/(Decrease)	3,949	$ 51,344	29,218	$ 918,696
Class I Shares:
Shares sold	11,773,721	$ 267,629,758	22,015,962	$ 657,650,873
Reinvested dividends and distributions	11,943,611	250,099,207	1,490,419	44,533,732
Shares repurchased	(66,491,809)	(1,573,007,136)	(45,818,300)	(1,353,298,458)
Net Increase/(Decrease)	(42,774,477)	$(1,055,278,171)	(22,311,919)	$ (651,113,853)
Class N Shares:
Shares sold	839,386	$ 18,420,288	1,255,293	$ 36,361,501
Reinvested dividends and distributions	175,919	3,674,951	5,019	149,908
Shares repurchased	(696,757)	(16,872,631)	(128,235)	(3,743,305)
Net Increase/(Decrease)	318,548	$ 5,222,608	1,132,077	$ 32,768,104
Class R Shares:
Shares sold	112,802	$ 2,465,432	136,102	$ 3,961,042
Reinvested dividends and distributions	29,816	613,618	1,580	46,391
Shares repurchased	(207,471)	(4,693,238)	(369,771)	(10,783,183)
Net Increase/(Decrease)	(64,853)	$ (1,614,188)	(232,089)	$ (6,775,750)
Class S Shares:
Shares sold	5,850	$ 135,404	96,638	$ 2,786,658
Reinvested dividends and distributions	15,116	314,566	23	676
Shares repurchased	(11,755)	(297,263)	(6,190)	(178,623)
Net Increase/(Decrease)	9,211	$ 152,707	90,471	$ 2,608,711
Class T Shares:
Shares sold	4,974,031	$ 115,526,958	334,289	$ 9,945,068
Reinvested dividends and distributions	52,936	1,108,472	6,181	184,754
Shares repurchased	(190,473)	(4,416,852)	(392,529)	(11,850,889)
Net Increase/(Decrease)	4,836,494	$ 112,218,578	(52,059)	$ (1,721,067)

38	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$705,851,072	$2,000,310,689	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements

Janus Investment Fund	39

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

40	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	41

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Janus Investment Fund	43

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

Janus Investment Fund	45

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

46	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	47

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	49

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

50	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	51

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

52	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	53

Janus Henderson International Opportunities Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	55

Janus Henderson International Opportunities Fund

Notes

NotesPage2

56	MARCH 31, 2019

Janus Henderson International Opportunities Fund

Notes

NotesPage3

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93082 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson International Small Cap Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Small Cap Fund

Janus Henderson International Small Cap Fund (unaudited)

FUND SNAPSHOT

An international small-cap fund that uses fundamental analysis and bottom-up research to uncover attractively valued companies. The Fund uses a value-oriented approach to identify companies believed to be mispriced by the market and that have the potential to outperform the market over the long term.

Ollie Beckett co-portfolio manager	Andrew Gillan co-portfolio manager	Yun Young Lee co-portfolio manager	Nicholas Sheridan co-portfolio manager

PERFORMANCE

The Janus Henderson International Small Cap Fund underperformed its benchmark, the MSCI EAFE® Small Cap Index, over the six-month period ended March 31, 2019. The Fund’s I share class returned -12.10% while the benchmark returned -7.10%.

INVESTMENT ENVIRONMENT

International small-cap equities declined over the period with smaller Norwegian and French companies among the weakest performers from a market perspective.

PERFORMANCE DISCUSSION

From a sector perspective, stock selection in the materials sector was the Fund’s most significant detractor from relative performance while exposure to communications services and industrials also detracted.

At the stock level, En-Japan was among the Fund’s weakest performers. The company, which has a number of online recruitment sites, has endured a tougher period of late, largely due to sharply higher staffing costs in the Japanese labor market. Australian media company Nine Entertainment also detracted after issuing a disappointing trading update.

There was, however, a strong positive contribution from Dutch semiconductor assembly equipment manufacturer BE Semiconductor. Like most semiconductor-related stocks, BE Semiconductor’s share price suffered some weakness through the second half of 2018, due to concerns on the semiconductor cycle, but rebounded in the first quarter of 2019. The Fund also had a positive contribution from Australian property group Charter Hall Group.

OUTLOOK

Global markets took fright last year as the possibility of economic slowdown increased on the back of President Trump’s tariffs. Progress toward an agreement between the U.S. and China has now been made and, consequently, markets have begun to recover. More recently, both the Federal Reserve and European Central Bank have offered solace to investors as they confirmed measures to keep liquidity in the system. While it is always difficult to make short-term forecasts, we are, without doubt, some way down the road since equity markets started to recover post 2008. Results season, which has just started, will be an important indicator of corporate health and more importantly the overall direction of profitability. With Treasury markets in the U.S. warning of potential recession, a degree of caution is probably warranted. However, we believe longer term, the merits of investing in small cap remain.

Thank you for your investment in Janus Henderson International Small Cap Fund.

Janus Investment Fund	1

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Charter Hall Group	0.84%	en-japan Inc	-1.64%
	Gaztransport Et Technigaz SA	0.49%	Ence Energia y Celulosa SA	-1.06%
	BE Semiconductor Industries NV	0.46%	Nine Entertainment Co Holdings Ltd	-0.89%
	Elecom Co Ltd	0.40%	KH Neochem Co Ltd	-0.73%
	Societa Iniziative Autostradali e Servizi SpA	0.38%	Penta-Ocean Construction Co Ltd	-0.70%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Small Cap Index
		Contribution	(Average % of Equity)	Weighting
	Energy	0.41%	4.34%	2.74%
	Financials	0.27%	8.36%	11.52%
	Information Technology	0.24%	11.23%	9.37%
	Health Care	0.14%	1.19%	7.50%
	Consumer Staples	0.04%	6.70%	6.74%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Small Cap Index
		Contribution	(Average % of Equity)	Weighting
	Materials	-2.00%	10.25%	8.49%
	Industrials	-1.96%	24.04%	21.42%
	Communication Services	-0.99%	5.63%	4.59%
	Real Estate	-0.52%	1.97%	11.84%
	Other**	-0.06%	0.64%	0.43%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

2	MARCH 31, 2019

Janus Henderson International Small Cap Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Gaztransport Et Technigaz SA
Oil, Gas & Consumable Fuels	2.5%
Storebrand ASA
Insurance	2.4%
Redrow PLC
Household Durables	2.4%
Charter Hall Group
Equity Real Estate Investment Trusts (REITs)	2.3%
Nine Entertainment Co Holdings Ltd
Media	2.3%
11.9%

Asset Allocation - (% of Net Assets)
Common Stocks	97.6%
Investment Companies	2.0%
Other	0.4%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

Janus Investment Fund	3

Janus Henderson International Small Cap Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019				per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-12.22%	-20.95%	5.63%	5.69%	1.28%
Class A Shares at MOP	-17.26%	-25.48%	2.94%
Class C Shares at NAV	-12.44%	-21.32%	4.96%	6.43%	2.03%
Class C Shares at CDSC	-13.29%	-22.09%	4.96%
Class D Shares(1)	-12.19%	-20.89%	5.76%	3.08%	1.15%
Class I Shares	-12.10%	-20.77%	5.91%	5.65%	1.00%
Class N Shares	-12.09%	-20.72%	6.38%	3.09%	0.99%
Class S Shares	-12.22%	-20.95%	5.55%	6.18%	1.48%
Class T Shares	-12.18%	-20.89%	5.71%	3.73%	1.24%
MSCI EAFE Small Cap Index	-7.10%	-9.36%	9.84%
Morningstar Quartile - Class N Shares	-	4th	3rd
Morningstar Ranking - based on total returns for Foreign Small/Mid Blend Funds	-	108/114	80/109

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

4	MARCH 31, 2019

Janus Henderson International Small Cap Fund (unaudited)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017 are those for Henderson International Small Cap Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Henderson Investment Management Limited. Class R6 Shares of the Predecessor Fund were reorganized into Class N Shares of the Fund. Class R6 Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 15, 2016. Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class A Shares, net of any fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class C Shares, net of any fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 15, 2016

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson International Small Cap Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$877.80	$6.23	$1,000.00	$1,018.30	$6.69	1.33%
Class C Shares	$1,000.00	$875.60	$8.60	$1,000.00	$1,015.76	$9.25	1.84%
Class D Shares	$1,000.00	$878.10	$5.71	$1,000.00	$1,018.85	$6.14	1.22%
Class I Shares	$1,000.00	$879.00	$5.25	$1,000.00	$1,019.35	$5.64	1.12%
Class N Shares	$1,000.00	$879.10	$4.92	$1,000.00	$1,019.70	$5.29	1.05%
Class S Shares	$1,000.00	$877.80	$6.37	$1,000.00	$1,018.15	$6.84	1.36%
Class T Shares	$1,000.00	$878.20	$5.99	$1,000.00	$1,018.55	$6.44	1.28%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 97.6%
Auto Components – 5.4%
Dometic Group AB (144A)	11,408	$89,652
EDAG Engineering Group AG*	7,179	128,832
Showa Corp	12,900	164,379
Xinyi Glass Holdings Ltd	108,000	123,826
		506,689
Banks – 3.3%
BPER Banca	22,728	92,816
FinecoBank Banca Fineco SpA	7,994	105,128
SpareBank 1 Nord Norge	14,836	109,610
		307,554
Beverages – 1.0%
Royal Unibrew A/S	1,206	88,986
Building Products – 1.2%
Sekisui Jushi Corp	6,200	109,050
Capital Markets – 1.3%
Avanza Bank Holding AB	1,652	70,911
IG Group Holdings PLC	7,157	48,463
		119,374
Chemicals – 3.7%
Fujimi Inc	7,000	152,811
Ishihara Sangyo Kaisha Ltd	7,300	74,311
KH Neochem Co Ltd	4,900	118,067
		345,189
Commercial Services & Supplies – 1.1%
SmartGroup Corp Ltd	18,451	103,739
Construction & Engineering – 3.7%
Fudo Tetra Corp	7,000	91,093
Penta-Ocean Construction Co Ltd	34,600	160,182
Tokyu Construction Co Ltd	12,800	95,876
		347,151
Containers & Packaging – 1.7%
DS Smith PLC	37,179	162,625
Electronic Equipment, Instruments & Components – 4.0%
Daiwabo Holdings Co Ltd	1,900	109,223
Electrocomponents PLC	25,405	185,857
Elematec Corp	5,200	79,448
		374,528
Energy Equipment & Services – 1.9%
Modec Inc	3,200	90,967
TGS NOPEC Geophysical Co ASA	3,368	91,915
		182,882
Entertainment – 1.2%
Capcom Co Ltd	5,200	116,379
Equity Real Estate Investment Trusts (REITs) – 2.3%
Charter Hall Group	30,247	220,521
Food & Staples Retailing – 2.1%
Metcash Ltd	104,750	197,059
Food Products – 3.2%
Salmar ASA	3,111	149,308
Synlait Milk Ltd*	21,588	155,789
		305,097
Health Care Providers & Services – 1.4%
Ship Healthcare Holdings Inc	3,200	131,252
Hotels, Restaurants & Leisure – 5.3%
Evolution Gaming Group AB (144A)	1,812	142,790
Kindred Group PLC (SDR)	10,822	108,390
Kura Corp	1,000	45,754

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson International Small Cap Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
Sushiro Global Holdings Ltd	3,000	$206,299
		503,233
Household Durables – 6.3%
Bellway PLC	2,564	101,668
Bovis Homes Group PLC	6,735	93,272
JM AB	5,000	89,614
Kaufman & Broad SA	2,214	90,439
Redrow PLC*	28,433	222,523
		597,516
Independent Power and Renewable Electricity Producers – 0.9%
ERG SpA	4,633	87,663
Information Technology Services – 3.0%
Devoteam SA	1,363	151,193
Nihon Unisys Ltd	4,800	127,007
		278,200
Insurance – 2.4%
Storebrand ASA	28,958	225,498
Leisure Products – 1.5%
Technogym SpA (144A)	11,191	137,694
Machinery – 6.0%
Kardex AG*	648	97,639
TK Group Holdings Ltd	204,000	128,122
Tocalo Co Ltd	13,100	103,088
Tsubakimoto Chain Co	2,800	99,811
Valmet OYJ	5,403	136,714
		565,374
Media – 3.9%
Metropole Television SA	8,339	153,764
Nine Entertainment Co Holdings Ltd	179,358	217,728
		371,492
Metals & Mining – 1.1%
Granges AB	10,282	105,857
Multiline Retail – 1.4%
Lifestyle International Holdings Ltd	78,000	135,139
Multi-Utilities – 1.6%
Hera SpA	41,366	149,582
Oil, Gas & Consumable Fuels – 2.5%
Gaztransport Et Technigaz SA	2,540	231,044
Paper & Forest Products – 2.9%
Ence Energia y Celulosa SA	26,481	147,318
Navigator Co SA	26,976	123,446
		270,764
Professional Services – 2.6%
en-japan Inc	5,000	145,294
Intertrust NV (144A)	5,322	100,282
		245,576
Road & Rail – 1.7%
Nobina AB (144A)	24,228	155,996
Semiconductor & Semiconductor Equipment – 3.5%
BE Semiconductor Industries NV	6,512	173,248
SOITEC*	1,881	154,011
		327,259
Specialty Retail – 2.9%
Accent Group Ltd	139,501	142,606
Super Retail Group Ltd	22,249	126,830
		269,436
Technology Hardware, Storage & Peripherals – 1.6%
Elecom Co Ltd	5,000	154,093

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Thrifts & Mortgage Finance – 0.8%
Deutsche Pfandbriefbank AG (144A)	6,309	$77,272
Trading Companies & Distributors – 5.3%
Grafton Group PLC	9,613	101,334
Kanematsu Corp	12,000	136,991
Seven Group Holdings Ltd	11,639	145,420
Sojitz Corp	34,000	119,664
		503,409
Transportation Infrastructure – 1.9%
Societa Iniziative Autostradali e Servizi SpA	10,556	182,804
Total Common Stocks (cost $9,423,279)		9,192,976
Investment Companies – 2.0%
Money Markets – 2.0%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº (cost $192,152)	192,152	192,152
Total Investments (total cost $9,615,431) – 99.6%		9,385,128
Cash, Receivables and Other Assets, net of Liabilities – 0.4%		36,864
Net Assets – 100%		$9,421,992

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$2,631,039	28.0%
Australia	1,153,903	12.3
United Kingdom	915,742	9.8
France	780,451	8.3
Sweden	763,210	8.1
Italy	755,687	8.1
Norway	576,331	6.1
Hong Kong	387,087	4.1
Netherlands	273,530	2.9
Germany	206,104	2.2
United States	192,152	2.0
New Zealand	155,789	1.7
Spain	147,318	1.6
Finland	136,714	1.5
Portugal	123,446	1.3
Switzerland	97,639	1.0
Denmark	88,986	1.0

Total	$9,385,128	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Small Cap Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Small Cap Index	MSCI EAFE® (Europe, Australasia, Far East) Small Cap Index reflects the performance of small capitalization equities across developed markets, excluding the U.S. and Canada.

PLC	Public Limited Company
SDR	Swedish Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended March 31, 2019 is $703,686, which represents 7.5% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$9,192,976	$-	$-
Investment Companies	192,152	-	-
Total Assets	$9,385,128	$-	$-

10	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$9,385,128
Cash denominated in foreign currency(2)	1,801
Non-interested Trustees' deferred compensation	229
Receivables:
Dividends	73,246
Due from adviser	19,071
Foreign tax reclaims	8,464
Fund shares sold	4,138
Other assets	186
Total Assets	9,492,263
Liabilities:
Payables:	—
Non-affiliated fund administration fees payable	27,407
Professional fees	23,270
Advisory fees	8,014
Registration fees	3,438
Custodian fees	2,724
Fund shares repurchased	1,880
Transfer agent fees and expenses	793
Non-interested Trustees' deferred compensation fees	229
12b-1 Distribution and shareholder servicing fees	69
Non-interested Trustees' fees and expenses	58
Affiliated fund administration fees payable	20
Accrued expenses and other payables	2,369
Total Liabilities	70,271
Net Assets	$9,421,992

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson International Small Cap Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$10,695,946
Total distributable earnings (loss)	(1,273,954)
Total Net Assets	$9,421,992
Net Assets - Class A Shares	$84,543
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	8,145
Net Asset Value Per Share(3)	$10.38
Maximum Offering Price Per Share(4)	$11.01
Net Assets - Class C Shares	$48,458
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,664
Net Asset Value Per Share(3)	$10.39
Net Assets - Class D Shares	$3,432,012
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	328,708
Net Asset Value Per Share	$10.44
Net Assets - Class I Shares	$52,392
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,040
Net Asset Value Per Share	$10.40
Net Assets - Class N Shares	$5,592,076
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	542,793
Net Asset Value Per Share	$10.30
Net Assets - Class S Shares	$47,123
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,533
Net Asset Value Per Share	$10.40
Net Assets - Class T Shares	$165,388
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,766
Net Asset Value Per Share	$10.49

(1) Includes cost of $9,615,431.

(2) Includes cost of $1,801.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$120,096
Interest	173
Other income	1,087
Foreign tax withheld	(7,070)
Total Investment Income	114,286
Expenses:
Advisory fees	46,776
12b-1 Distribution and shareholder servicing fees:
Class A Shares	81
Class C Shares	177
Class S Shares	47
Transfer agent administrative fees and expenses:
Class D Shares	2,057
Class S Shares	58
Class T Shares	302
Transfer agent networking and omnibus fees:
Class A Shares	15
Class C Shares	15
Class I Shares	15
Other transfer agent fees and expenses:
Class A Shares	14
Class D Shares	1,209
Class N Shares	557
Class T Shares	27
Non-affiliated fund administration fees	35,874
Professional fees	28,842
Registration fees	22,545
Custodian fees	4,699
Shareholder reports expense	4,669
Non-interested Trustees’ fees and expenses	123
Affiliated fund administration fees	118
Other expenses	385
Total Expenses	148,605
Less: Excess Expense Reimbursement and Waivers	(95,554)
Net Expenses	53,051
Net Investment Income/(Loss)	61,235
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(1,102,675)
Total Net Realized Gain/(Loss) on Investments	(1,102,675)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(369,682)
Total Change in Unrealized Net Appreciation/Depreciation	(369,682)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,411,122)

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Small Cap Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$61,235	$256,718
Net realized gain/(loss) on investments	(1,102,675)	103,188
Change in unrealized net appreciation/depreciation	(369,682)	(917,276)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,411,122)	(557,370)
Dividends and Distributions to Shareholders
Class A Shares	(2,993)	(3,268)
Class C Shares	(1,425)	(3,300)
Class D Shares	(124,861)	(177,129)
Class I Shares	(1,914)	(3,311)
Class N Shares	(219,721)	(473,682)
Class S Shares	(1,557)	(3,240)
Class T Shares	(4,922)	(14,728)
Net Decrease from Dividends and Distributions to Shareholders	(357,393)	(678,658)
Capital Share Transactions:
Class A Shares	27,993	17,126
Class C Shares	(3,041)	9,380
Class D Shares	(189,632)	3,657,698
Class I Shares	2,066	8,863
Class N Shares	30,204	436,072
Class S Shares	1,557	3,240
Class T Shares	(389,616)	591,243
Net Increase/(Decrease) from Capital Share Transactions	(520,469)	4,723,622
Net Increase/(Decrease) in Net Assets	(2,288,984)	3,487,594
Net Assets:
Beginning of period	11,710,976	8,223,382
End of period	$9,421,992	$11,710,976

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited), the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)		2017(2)
Net Asset Value, Beginning of Period	$12.31	$13.26	$12.73		$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.07	0.23	0.03		0.01
Net realized and unrealized gain/(loss)	(1.62)	(0.38)	0.50		0.57
Total from Investment Operations	(1.55)	(0.15)	0.53		0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.11)	—		—
Distributions (from capital gains)	(0.11)	(0.69)	—		—
Total Dividends and Distributions	(0.38)	(0.80)	—		—
Net Asset Value, End of Period	$10.38	$12.31	$13.26		$12.73
Total Return*	(12.22)%	(1.47)%	4.16%		4.77%
Net Assets, End of Period (in thousands)	$85	$66	$55		$52
Average Net Assets for the Period (in thousands)	$72	$65	$53		$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	7.32%	5.67%	2.96%		3.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.33%	1.34%	1.37%		1.32%
Ratio of Net Investment Income/(Loss)	1.35%	1.74%	1.32%		0.46%
Portfolio Turnover Rate	38%	119%	18%		69%
				1

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited), the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.23	$13.22	$12.71	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03	0.14	0.01	(0.01)
Net realized and unrealized gain/(loss)	(1.59)	(0.36)	0.50	0.57
Total from Investment Operations	(1.56)	(0.22)	0.51	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.08)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.28)	(0.77)	—	—
Net Asset Value, End of Period	$10.39	$12.23	$13.22	$12.71
Total Return*	(12.44)%	(2.04)%	4.01%	4.61%
Net Assets, End of Period (in thousands)	$48	$61	$57	$52
Average Net Assets for the Period (in thousands)	$50	$65	$54	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.56%	6.30%	3.73%	4.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.84%	1.99%	2.13%	2.09%
Ratio of Net Investment Income/(Loss)	0.55%	1.04%	0.59%	(0.31)%
Portfolio Turnover Rate	38%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Small Cap Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited), the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.37	$13.27	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.06	0.29	0.04	0.01
Net realized and unrealized gain/(loss)	(1.61)	(0.43)	0.50	0.57
Total from Investment Operations	(1.55)	(0.14)	0.54	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.07)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.38)	(0.76)	—	—
Net Asset Value, End of Period	$10.44	$12.37	$13.27	$12.73
Total Return*	(12.19)%	(1.37)%	4.24%	4.77%
Net Assets, End of Period (in thousands)	$3,432	$4,234	$1,147	$263
Average Net Assets for the Period (in thousands)	$3,439	$5,055	$737	$84
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.24%	3.08%	3.16%	7.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.23%	1.22%	1.19%
Ratio of Net Investment Income/(Loss)	1.22%	2.16%	2.13%	0.55%
Portfolio Turnover Rate	38%	119%	18%	69%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited), the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.34	$13.27	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.07	0.25	0.03	0.01
Net realized and unrealized gain/(loss)	(1.61)	(0.37)	0.51	0.57
Total from Investment Operations	(1.54)	(0.12)	0.54	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.12)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.40)	(0.81)	—	—
Net Asset Value, End of Period	$10.40	$12.34	$13.27	$12.73
Total Return*	(12.10)%	(1.24)%	4.24%	4.77%
Net Assets, End of Period (in thousands)	$52	$59	$55	$54
Average Net Assets for the Period (in thousands)	$52	$59	$54	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	8.64%	5.65%	2.72%	3.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.10%	1.15%	1.07%
Ratio of Net Investment Income/(Loss)	1.30%	1.90%	1.52%	0.71%
Portfolio Turnover Rate	38%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited), the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.23	$13.27	$12.73	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.07	0.25	0.03	0.18
Net realized and unrealized gain/(loss)	(1.60)	(0.36)	0.51	2.55
Total from Investment Operations	(1.53)	(0.11)	0.54	2.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.24)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.40)	(0.93)	—	—
Net Asset Value, End of Period	$10.30	$12.23	$13.27	$12.73
Total Return*	(12.09)%	(1.22)%	4.24%	27.30%
Net Assets, End of Period (in thousands)	$5,592	$6,605	$6,750	$6,420
Average Net Assets for the Period (in thousands)	$5,574	$6,961	$6,535	$5,673
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.83%	3.09%	2.69%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.07%	1.10%	1.19%
Ratio of Net Investment Income/(Loss)	1.38%	1.89%	1.59%	2.56%
Portfolio Turnover Rate	38%	119%	18%	69%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited), the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(4)
Net Asset Value, Beginning of Period	$12.30	$13.25	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.06	0.20	0.03	—(5)
Net realized and unrealized gain/(loss)	(1.61)	(0.36)	0.49	0.58
Total from Investment Operations	(1.55)	(0.16)	0.52	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.10)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.35)	(0.79)	—	—
Net Asset Value, End of Period	$10.40	$12.30	$13.25	$12.73
Total Return*	(12.22)%	(1.53)%	4.08%	4.77%
Net Assets, End of Period (in thousands)	$47	$54	$55	$52
Average Net Assets for the Period (in thousands)	$46	$57	$53	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	9.75%	6.14%	3.17%	3.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.43%	1.41%	1.57%
Ratio of Net Investment Income/(Loss)	1.09%	1.51%	1.27%	0.21%
Portfolio Turnover Rate	38%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from December 15, 2016 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

(5) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Small Cap Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited), the year or period ended September 30, and the period ended July 31, 2017	2019	2018	2017(1)	2017(2)
Net Asset Value, Beginning of Period	$12.35	$13.26	$12.73	$12.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)(3)	0.03	0.31	0.03	0.01
Net realized and unrealized gain/(loss)	(1.57)	(0.45)	0.50	0.57
Total from Investment Operations	(1.54)	(0.14)	0.53	0.58
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.08)	—	—
Distributions (from capital gains)	(0.11)	(0.69)	—	—
Total Dividends and Distributions	(0.32)	(0.77)	—	—
Net Asset Value, End of Period	$10.49	$12.35	$13.26	$12.73
Total Return*	(12.18)%	(1.40)%	4.16%	4.77%
Net Assets, End of Period (in thousands)	$165	$632	$105	$57
Average Net Assets for the Period (in thousands)	$242	$535	$80	$51
Ratios to Average Net Assets**:
Ratio of Gross Expenses	4.02%	3.73%	3.10%	3.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.28%	1.31%	1.23%	1.32%
Ratio of Net Investment Income/(Loss)	0.61%	2.34%	1.64%	0.47%
Portfolio Turnover Rate	38%	119%	18%	69%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Period from June 5, 2017 (inception date) through July 31, 2017.

(3) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Small Cap Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as nondiversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson International Small Cap Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the Class R6 Predecessor Fund shares (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial statements and financial highlights.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors

Janus Investment Fund	19

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

20	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Deferred Offering Costs

Costs incurred in connection with the offering and initial registration of the Predecessor Fund were deferred in conformity with accounting principles generally accepted in the United States of America and are amortized to expense on a straight-line basis over the first twelve months after commencement of operations. The deferred offering costs incurred by the Predecessor Fund were fully amortized to expense as of December 15, 2017.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Janus Investment Fund	21

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants,

22	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $500 Million	0.99
Next $500 Million	0.89
Over $1 Billion	0.84

Janus Investment Fund	23

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

Effective December 31, 2017, the Fund’s subadvisory agreement with Henderson Investment Management Limited (“HIML”) was terminated. HIML served as subadviser to the Fund. As subadviser, HIML provided day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. HIML was an affiliate of Janus Capital through a common parent company.

Janus Capital paid HIML a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliates, Henderson Global Investors Limited, Henderson Global Investors (Japan) Ltd., and Henderson Global Investors (Singapore) Ltd. (collectively, “HGIL”), pursuant to which HGIL and certain employees of HGIL serve as “associated persons” of Janus Capital. In this capacity, such employees of HGIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.98% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. The previous expense limit (until February 1, 2019) was 1.06%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement

24	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

of out-of-pocket costs incurred for servicing clients of Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as "Non-affiliated fund administration fees" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the

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Notes to Financial Statements (unaudited)

performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended March 31, 2019.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2019.

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	56%	1%
Class C Shares	96	-*
Class D Shares	1	1
Class I Shares	91	1
Class N Shares	-*	-*
Class S Shares	100	1
Class T Shares	29	1

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

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Janus Henderson International Small Cap Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,616,963	$ 665,640	$ (897,475)	$ (231,835)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,449	$ 25,000	1,007	$ 13,858
Reinvested dividends and distributions	321	2,993	252	3,268
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	2,770	$ 27,993	1,259	$ 17,126
Class C Shares:
Shares sold	-	$ -	633	$ 8,805
Reinvested dividends and distributions	152	1,425	255	3,300
Shares repurchased	(480)	(4,466)	(225)	(2,725)
Net Increase/(Decrease)	(328)	$ (3,041)	663	$ 9,380
Class D Shares:
Shares sold	50,085	$ 517,834	619,596	$8,454,433
Reinvested dividends and distributions	13,302	124,643	13,472	175,273
Shares repurchased	(76,966)	(832,109)	(377,255)	(4,972,008)
Net Increase/(Decrease)	(13,579)	$(189,632)	255,813	$3,657,698
Class I Shares:
Shares sold	481	$ 4,466	406	$ 5,552
Reinvested dividends and distributions	205	1,914	255	3,311
Shares repurchased	(423)	(4,314)	-	-
Net Increase/(Decrease)	263	$ 2,066	661	$ 8,863
Class N Shares:
Shares sold	5,884	$ 62,109	43,197	$ 583,371
Reinvested dividends and distributions	1,892	17,481	1,002	12,864
Shares repurchased	(4,900)	(49,386)	(13,070)	(160,163)
Net Increase/(Decrease)	2,876	$ 30,204	31,129	$ 436,072
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	167	1,557	250	3,240
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	167	$ 1,557	250	$ 3,240
Class T Shares:
Shares sold	4,677	$ 48,340	49,271	$ 669,241
Reinvested dividends and distributions	523	4,922	1,134	14,728
Shares repurchased	(40,639)	(442,878)	(7,115)	(92,726)
Net Increase/(Decrease)	(35,439)	$(389,616)	43,290	$ 591,243

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

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Notes to Financial Statements (unaudited)

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 3,657,957	$ 4,523,584	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

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Janus Henderson International Small Cap Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

40	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

42	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	43

Janus Henderson International Small Cap Fund

Notes

NotesPage1

44	MARCH 31, 2019

Janus Henderson International Small Cap Fund

Notes

NotesPage2

Janus Investment Fund	45

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93084 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson International Value Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson International Value Fund

Janus Henderson International Value Fund (unaudited)

FUND SNAPSHOT

As defensive value specialists, we look to invest in high-quality companies with strong management teams, stable balance sheets, and durable competitive advantages that are trading at attractive valuations. We seek to achieve excess returns over full market cycles, with less risk than our benchmark and peers as measured by standard deviation, beta and down market capture.

Gregory Kolb co-portfolio manager	George Maglares co-portfolio manager

PERFORMANCE OVERVIEW

Janus Henderson International Value Fund’s Class I Shares returned -3.64% over the six-month period ended March 31, 2019. The Fund outperformed its primary benchmark, the MSCI EAFE® Index, which returned -3.81%, and underperformed its secondary benchmark, the MSCI All Country World ex-U.S. IndexSM, which returned -2.33%.

INVESTMENT ENVIRONMENT

Global equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China, a rising fed funds rate and the potential for a disorderly “Brexit” all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve (Fed) indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks.

CONTRIBUTORS

Relative sector contributors were led by our health care holdings and our underweight position in the financials sector. On a country basis, our stock selection in Switzerland and underweight in Japan aided relative returns.

Roche outperformed after posting strong results for the fourth quarter of 2018. Within the pharmaceutical segment, sales of new products have been outpacing the impact of biosimilar competition on the more mature portfolio. Additionally, performance of the diagnostics segment has remained steady. We continue to hold our position.

Novartis outperformed after providing a strong outlook and making progress on the spin-off of Alcon, one of several steps the company has taken to be more focused. The company has the potential to launch more than 10 blockbuster pharmaceutical products over the next two years that should help fuel longer-term growth. We continue to hold our position.

Kitagawa Industries is a Japan-based supplier of a variety of components for the electronic industry. In November, the company agreed to be acquired in a cash deal at a 162% premium. Management, which controls the company via their large equity ownership, was able to extract a solid valuation for their operations in the transaction. We subsequently exited our holding.

DETRACTORS

Stock selection in industrials and communication services weighed on relative returns. From a country perspective, relative detractors included our holdings in Mexico and Denmark.

BAE Systems is the largest defense contractor in the UK and a major global player. The shares were under pressure during the period due to increased uncertainty around trade with The Kingdom of Saudi Arabia, a large customer that has received significant international condemnation for its alleged involvement in the assassination of a dissident journalist. We believe BAE’s unique competitive position and the importance of Saudi Arabia as the world’s largest supplier of oil will mitigate any meaningful risks to trade between the countries. We believe BAE shares are quite undervalued with a price/earnings ratio of just 10x and a highly visible backlog of revenue.

Yahoo Japan is one of the most visited websites in Japan, with search and display advertising contributing a majority of profit. The shares underperformed due to a combination of higher investment costs and slower display advertising revenue. Investment costs continue to remain heightened as the company invests in areas such as mobile payments. Display advertising is expected to remain subdued in the near-term as the company takes measures to clean up ad fraud. At the same time, paid search advertising and user engagement remain strong,

Janus Investment Fund	1

Janus Henderson International Value Fund (unaudited)

indicating the company remains well positioned in the Japanese advertising industry. We continue to believe the reward-to-risk ratio remains attractive given the company’s dominant online advertising positioning and its robust balance sheet.

GEA Group is a former conglomerate that has simplified its structure in recent years to be largely focused on processing technology for the food and beverage industry. GEA’s technology is vital to food safety and processing and has many favorable tailwinds such as health and safety regulation for food and the increased consumption of processed foods (especially in emerging markets). We believe GEA is a solid niche business in which its largest markets are near trough, sentiment is poor and balance sheet and cash flow generation provide significant optionality.

OUTLOOK AND POSITIONING

Gains thus far in 2019 have been driven primarily by valuation multiple expansion. The phenomenon is most notable in the U.S., where consensus earnings per share (EPS) estimates for the S&P 500® Index in 2019 and 2020 are now both lower than they were to start the year, according to Bloomberg. A similar dynamic has unfolded in Europe with EPS estimates for the STOXX Europe 600 Index trending lower to begin the year. A recent dovish turn by several of the world’s leading central banks, combined with investors’ hope for better economic growth in the not-too-distant future, seem to be behind the improved sentiment. In our view, the brief window that had opened late last year to purchase securities at attractive valuations in an environment which had clearly become fearful has unfortunately now closed, for the most part.

While sentiment in the market has been volatile and most recently improved, our outlook has been more steady and cautious. The economy has clearly decelerated from a year ago, with the New York Fed Staff Nowcast estimate for first and second quarter U.S. GDP growth at 1.3% and 1.6%, respectively. Looking abroad, the Brexit debate continues to pressure activity there, various indicators from the eurozone have trended toward stagnation and/or recession, and China’s growth pace continues to slow. While not one in the same, these decelerating GDP trends seem to be working their way into a more modest outlook for corporate profits.

At the same time, central banks have generally already been quite supportive of their economies via low policy rates and significant asset purchases. Short-term rates are already negative in much of the eurozone and Japan, and the Fed, while clearly in a better position than its counterparts, has precious little room to cut should the economy weaken further. We wonder whether the “central bank put” is still alive, or perhaps we’re transitioning to a different era of sorts in financial markets.

We continue to debate the merits of “stable” businesses at relatively rich multiples as compared to “cyclical” companies at lower multiples. We’ve shifted our portfolio somewhat toward the latter, though we are aiming to be very careful about the potential for much weaker earnings and even lower valuation multiples for the more cyclical fare. We continue to believe now is a time for caution, that avoiding losses will prove more important than maximizing gains in the coming years.

Thank you for your investment and continued confidence in Perkins.

2	MARCH 31, 2019

Janus Henderson International Value Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Roche Holding AG	0.61%	BAE Systems PLC	-0.79%
	Novartis AG	0.48%	Yahoo Japan Corp	-0.58%
	Kitagawa Industries Co Ltd	0.45%	GEA Group AG	-0.52%
	Nestle SA (REG)	0.45%	Grupo Televisa SAB (ADR)	-0.48%
	Travis Perkins PLC	0.30%	ANDRITZ AG	-0.41%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	1.28%	16.93%	11.29%
	Financials	0.66%	5.62%	19.51%
	Other**	0.45%	7.93%	0.00%
	Information Technology	0.32%	3.14%	6.07%
	Energy	0.26%	3.88%	5.94%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI EAFE Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	-1.35%	14.92%	14.31%
	Communication Services	-0.86%	8.62%	5.51%
	Utilities	-0.34%	1.09%	3.62%
	Consumer Staples	-0.06%	17.10%	11.49%
	Materials	-0.01%	6.38%	7.53%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson International Value Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Roche Holding AG
Pharmaceuticals	4.3%
Sanofi
Pharmaceuticals	4.2%
Novartis AG
Pharmaceuticals	3.8%
Nestle SA (REG)
Food Products	3.4%
GlaxoSmithKline PLC
Pharmaceuticals	3.1%
18.8%

Asset Allocation - (% of Net Assets)
Common Stocks	92.8%
Repurchase Agreements	6.5%
Other	0.7%
100.0%

Emerging markets comprised 6.7% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson International Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019					per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-3.68%	-4.86%	1.57%	3.93%	2.02%	1.18%
Class A Shares at MOP	-9.24%	-10.36%	0.37%	2.91%
Class C Shares at NAV	-4.13%	-5.57%	0.85%	3.16%	2.65%	1.88%
Class C Shares at CDSC	-5.01%	-6.43%	0.85%	3.16%
Class D Shares(1)	-3.78%	-4.79%	1.71%	4.06%	1.48%	1.02%
Class I Shares	-3.64%	-4.66%	1.80%	4.16%	1.40%	0.97%
Class N Shares	-3.72%	-4.65%	1.86%	4.22%	1.22%	0.86%
Class S Shares	-3.82%	-4.92%	1.48%	3.83%	2.25%	1.36%
Class T Shares	-3.77%	-4.87%	1.61%	3.96%	1.59%	1.11%
MSCI EAFE Index	-3.81%	-3.71%	2.33%	4.80%
MSCI All Country World ex-U.S. Index	-2.33%	-4.22%	2.57%	4.21%
Morningstar Quartile - Class I Shares	-	2nd	1st	2nd
Morningstar Ranking - based on total returns for Foreign Large Value Funds	-	50/321	60/271	81/261

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Janus Investment Fund	5

Janus Henderson International Value Fund (unaudited)

Performance

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 1, 2013

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson International Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$963.20	$5.58	$1,000.00	$1,019.25	$5.74	1.14%
Class C Shares	$1,000.00	$958.70	$8.64	$1,000.00	$1,016.11	$8.90	1.77%
Class D Shares	$1,000.00	$962.20	$4.99	$1,000.00	$1,019.85	$5.14	1.02%
Class I Shares	$1,000.00	$963.60	$4.55	$1,000.00	$1,020.29	$4.68	0.93%
Class N Shares	$1,000.00	$962.80	$4.21	$1,000.00	$1,020.64	$4.33	0.86%
Class S Shares	$1,000.00	$961.80	$5.58	$1,000.00	$1,019.25	$5.74	1.14%
Class T Shares	$1,000.00	$962.30	$5.38	$1,000.00	$1,019.45	$5.54	1.10%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson International Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – 92.8%
Aerospace & Defense – 4.4%
BAE Systems PLC	194,627	$1,222,612
Meggitt PLC	92,298	604,319
		1,826,931
Automobiles – 6.6%
Bayerische Motoren Werke AG	11,672	900,031
Honda Motor Co Ltd	35,700	964,908
Hyundai Motor Co	8,139	856,926
		2,721,865
Banks – 4.7%
Bank of Ireland Group PLC	104,228	620,753
Lloyds Banking Group PLC	1,024,118	828,704
Royal Bank of Scotland Group PLC	158,245	508,985
		1,958,442
Beverages – 2.0%
Diageo PLC	14,970	611,721
Stock Spirits Group PLC	76,903	230,329
		842,050
Chemicals – 2.5%
Nitto FC Co Ltd	16,900	123,993
Nutrien Ltd	10,939	576,995
Tikkurila Oyj	19,260	315,823
		1,016,811
Commercial Services & Supplies – 0.9%
Daiseki Co Ltd	10,800	262,276
Secom Joshinetsu Co Ltd	3,500	106,443
		368,719
Communications Equipment – 0.4%
Icom Inc	7,700	153,083
Construction Materials – 2.5%
HeidelbergCement AG	6,558	471,928
Vicat SA	11,410	548,757
		1,020,685
Containers & Packaging – 1.6%
Amcor Ltd/Australia	58,840	642,848
Diversified Consumer Services – 0.1%
Shingakukai Holdings Co Ltd	9,575	48,043
Diversified Telecommunication Services – 4.3%
Bharti Infratel Ltd	109,000	493,169
Singapore Telecommunications Ltd	566,600	1,262,921
		1,756,090
Electrical Equipment – 0.6%
Cosel Co Ltd	25,100	263,889
Electronic Equipment, Instruments & Components – 1.7%
Celestica Inc*	52,254	441,546
Hirose Electric Co Ltd	2,600	272,882
		714,428
Food & Staples Retailing – 0.7%
Qol Holdings Co Ltd	21,800	296,674
Food Products – 8.4%
Danone SA	14,366	1,106,800
Nestle SA (REG)	14,538	1,385,893
Orkla ASA	125,275	961,866
		3,454,559
Health Care Providers & Services – 1.8%
BML Inc	17,200	498,258
Toho Holdings Co Ltd	10,200	254,333
		752,591

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson International Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – 2.2%
Grand Korea Leisure Co Ltd	18,030	$359,806
Kangwon Land Inc	19,091	538,248
		898,054
Industrial Conglomerates – 1.9%
CK Hutchison Holdings Ltd	73,184	768,694
Information Technology Services – 0.6%
Transcosmos Inc	12,200	237,702
Insurance – 0.8%
Sompo Holdings Inc	9,458	349,778
Interactive Media & Services – 1.6%
Yahoo Japan Corp	265,200	648,580
Machinery – 4.7%
ANDRITZ AG	13,210	566,579
Asahi Diamond Industrial Co Ltd	8,700	59,984
Ebara Corp	24,600	692,645
GEA Group AG	24,113	631,506
		1,950,714
Media – 0.8%
Grupo Televisa SAB (ADR)	30,579	338,204
Metals & Mining – 0.9%
Yamato Kogyo Co Ltd	13,300	362,476
Multi-Utilities – 1.1%
Engie SA	29,761	443,287
Oil, Gas & Consumable Fuels – 3.9%
BP PLC (ADR)	21,618	945,139
Canadian Natural Resources Ltd	9,196	252,508
Royal Dutch Shell PLC	13,555	426,015
		1,623,662
Personal Products – 2.8%
CLIO Cosmetics Co Ltd*	9,354	158,647
Unilever NV	17,386	1,009,721
		1,168,368
Pharmaceuticals – 15.4%
GlaxoSmithKline PLC	62,910	1,308,123
Novartis AG	16,203	1,558,939
Roche Holding AG	6,466	1,781,949
Sanofi	19,452	1,717,923
		6,366,934
Professional Services – 0.9%
Bureau Veritas SA	15,908	372,908
Real Estate Management & Development – 4.0%
Brookfield Real Estate Services Inc	21,184	268,090
CK Asset Holdings Ltd	82,178	730,732
Foxtons Group PLC	271,083	224,864
LSL Property Services PLC	120,524	423,756
		1,647,442
Specialty Retail – 0.8%
Lookers PLC	156,771	206,189
Vertu Motors PLC	242,289	111,138
		317,327
Textiles, Apparel & Luxury Goods – 1.4%
Cie Financiere Richemont SA	7,681	559,698
Tobacco – 2.6%
Imperial Brands PLC	15,913	543,847
Scandinavian Tobacco Group A/S	42,264	527,157
		1,071,004
Trading Companies & Distributors – 1.3%
Travis Perkins PLC	29,565	527,830

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson International Value Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares or Principal Amounts		Value
Common Stocks – (continued)
Wireless Telecommunication Services – 1.9%
Vodafone Group PLC	437,715	$796,851
Total Common Stocks (cost $40,457,550)		38,287,221
Repurchase Agreements – 6.5%
Undivided interest of 2.8% in a joint repurchase agreement (principal amount $97,400,000 with a maturity value of $97,418,750) with ING Financial Markets LLC, 2.3100%, dated 3/29/19, maturing 4/1/19 to be repurchased at $2,700,520 collateralized by $100,362,331 in U.S. Treasuries 0% - 2.6250%, 8/15/19 - 5/15/46 with a value of $99,367,125 (cost $2,700,000)	$2,700,000	2,700,000
Total Investments (total cost $43,157,550) – 99.3%		40,987,221
Cash, Receivables and Other Assets, net of Liabilities – 0.7%		283,794
Net Assets – 100%		$41,271,015

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$9,520,422	23.2%
Japan	5,595,947	13.6
Switzerland	5,286,479	12.9
France	4,189,675	10.2
United States	2,700,000	6.6
Germany	2,003,465	4.9
South Korea	1,913,627	4.7
Canada	1,539,139	3.7
Hong Kong	1,499,426	3.7
Singapore	1,262,921	3.1
Netherlands	1,009,721	2.5
Norway	961,866	2.3
Australia	642,848	1.6
Ireland	620,753	1.5
Austria	566,579	1.4
Denmark	527,157	1.3
India	493,169	1.2
Mexico	338,204	0.8
Finland	315,823	0.8

Total	$40,987,221	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson International Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex- U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.
MSCI EAFE® Index	MSCI EAFE® (Europe, Australasia, Far East) Index reflects the equity market performance of developed markets, excluding the U.S. and Canada.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$38,287,221	$-	$-
Repurchase Agreements	-	2,700,000	-
Total Assets	$38,287,221	$2,700,000	$-

Janus Investment Fund	11

Janus Henderson International Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Investments, at value(1)	$38,287,221
Repurchase agreements, at value(2)	2,700,000
Cash	72,333
Non-interested Trustees' deferred compensation	1,003
Receivables:
Dividends	233,739
Foreign tax reclaims	111,625
Investments sold	37,781
Due from adviser	30,587
Fund shares sold	8,810
Interest	520
Other assets	210
Total Assets	41,483,829
Liabilities:
Payables:	—
Investments purchased	94,118
Non-affiliated fund administration fees payable	33,651
Advisory fees	27,897
Professional fees	21,060
Fund shares repurchased	14,482
Foreign tax liability	11,878
Transfer agent fees and expenses	1,498
Non-interested Trustees' deferred compensation fees	1,003
Non-interested Trustees' fees and expenses	318
Custodian fees	223
12b-1 Distribution and shareholder servicing fees	176
Affiliated fund administration fees payable	87
Accrued expenses and other payables	6,423
Total Liabilities	212,814
Net Assets	$41,271,015

See Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson International Value Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$42,816,847
Total distributable earnings (loss)(3)	(1,545,832)
Total Net Assets	$41,271,015
Net Assets - Class A Shares	$99,781
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	10,145
Net Asset Value Per Share(4)	$9.84
Maximum Offering Price Per Share(5)	$10.44
Net Assets - Class C Shares	$155,321
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,792
Net Asset Value Per Share(4)	$9.84
Net Assets - Class D Shares	$3,701,256
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	374,967
Net Asset Value Per Share	$9.87
Net Assets - Class I Shares	$3,766,151
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	381,751
Net Asset Value Per Share	$9.87
Net Assets - Class N Shares	$32,170,691
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,251,726
Net Asset Value Per Share	$9.89
Net Assets - Class S Shares	$108,445
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,004
Net Asset Value Per Share	$9.86
Net Assets - Class T Shares	$1,269,370
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	128,856
Net Asset Value Per Share	$9.85

(1) Includes cost of $40,457,550.

(2) Includes cost of repurchase agreements of $2,700,000.

(3) Includes $11,878 of foreign capital gains tax on investments.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson International Value Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$576,776
Interest	35,793
Foreign tax withheld	(48,958)
Total Investment Income	563,611
Expenses:
Advisory fees	162,000
12b-1 Distribution and shareholder servicing fees:
Class A Shares	179
Class C Shares	1,020
Class S Shares	182
Transfer agent administrative fees and expenses:
Class D Shares	2,148
Class S Shares	231
Class T Shares	1,367
Transfer agent networking and omnibus fees:
Class A Shares	62
Class C Shares	32
Class I Shares	898
Other transfer agent fees and expenses:
Class A Shares	17
Class C Shares	20
Class D Shares	769
Class I Shares	72
Class N Shares	647
Class T Shares	16
Registration fees	99,870
Professional fees	26,556
Non-affiliated fund administration fees	23,011
Custodian fees	2,825
Shareholder reports expense	2,145
Non-interested Trustees’ fees and expenses	643
Affiliated fund administration fees	507
Other expenses	16,902
Total Expenses	342,119
Less: Excess Expense Reimbursement and Waivers	(161,449)
Net Expenses	180,670
Net Investment Income/(Loss)	382,941
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	642,836
Total Net Realized Gain/(Loss) on Investments	642,836
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(2,789,747)
Total Change in Unrealized Net Appreciation/Depreciation	(2,789,747)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,763,970)

(1) Includes change in unrealized appreciation/depreciation of $(11,878) due to foreign capital gains tax on investments.

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson International Value Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$382,941	$1,015,596
Net realized gain/(loss) on investments	642,836	2,872,906
Change in unrealized net appreciation/depreciation	(2,789,747)	(3,410,816)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,763,970)	477,686
Dividends and Distributions to Shareholders
Class A Shares	(20,737)	(9,664)
Class C Shares	(23,623)	(7,932)
Class D Shares	(296,636)	(113,024)
Class I Shares	(186,631)	(237,185)
Class N Shares	(2,804,433)	(1,176,228)
Class S Shares	(20,032)	(7,662)
Class T Shares	(84,087)	(45,637)
Net Decrease from Dividends and Distributions to Shareholders	(3,436,179)	(1,597,332)
Capital Share Transactions:
Class A Shares	(120,515)	(71,815)
Class C Shares	(117,977)	(37,103)
Class D Shares	330,153	434,329
Class I Shares	1,470,921	(5,370,345)
Class N Shares	(375,325)	(2,584,002)
Class S Shares	(131,141)	9,857
Class T Shares	318,546	(35,976)
Net Increase/(Decrease) from Capital Share Transactions	1,374,662	(7,655,055)
Net Increase/(Decrease) in Net Assets	(3,825,487)	(8,774,701)
Net Assets:
Beginning of period	45,096,502	53,871,203
End of period	$41,271,015	$45,096,502

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson International Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.27	$11.53	$10.47	$10.26	$11.42	$10.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.21	0.17	0.24	0.14	0.21
Net realized and unrealized gain/(loss)	(0.57)	(0.14)	1.21	0.27	(0.82)	0.38
Total from Investment Operations	(0.50)	0.07	1.38	0.51	(0.68)	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.20)	(0.22)	(0.23)	(0.20)	(0.05)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)
Total Dividends and Distributions	(0.93)	(0.33)	(0.32)	(0.30)	(0.48)	(0.15)
Net Asset Value, End of Period	$9.84	$11.27	$11.53	$10.47	$10.26	$11.42
Total Return*	(3.68)%	0.56%	13.72%	5.17%	(6.05)%	5.45%
Net Assets, End of Period (in thousands)	$100	$257	$336	$385	$220	$229
Average Net Assets for the Period (in thousands)	$178	$318	$341	$319	$233	$258
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.51%	2.02%	2.07%	2.40%	2.28%	2.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.19%	1.23%	1.25%	1.27%	1.20%
Ratio of Net Investment Income/(Loss)	1.36%	1.80%	1.57%	2.36%	1.28%	1.80%
Portfolio Turnover Rate	7%	23%	24%	22%	12%	37%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.20	$11.47	$10.40	$10.17	$11.34	$10.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.13	0.10	0.14	0.06	0.12
Net realized and unrealized gain/(loss)	(0.56)	(0.14)	1.21	0.29	(0.81)	0.38
Total from Investment Operations	(0.52)	(0.01)	1.31	0.43	(0.75)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	(0.13)	(0.14)	(0.13)	(0.14)	—
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)
Total Dividends and Distributions	(0.84)	(0.26)	(0.24)	(0.20)	(0.42)	(0.10)
Net Asset Value, End of Period	$9.84	$11.20	$11.47	$10.40	$10.17	$11.34
Total Return*	(4.03)%	(0.15)%	13.06%	4.38%	(6.77)%	4.59%
Net Assets, End of Period (in thousands)	$155	$316	$361	$268	$253	$252
Average Net Assets for the Period (in thousands)	$234	$356	$294	$263	$251	$277
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.75%	2.65%	2.65%	3.24%	3.02%	3.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.77%	1.88%	1.91%	2.01%	2.00%	2.00%
Ratio of Net Investment Income/(Loss)	0.79%	1.10%	0.99%	1.43%	0.54%	1.04%
Portfolio Turnover Rate	7%	23%	24%	22%	12%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson International Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.26	$11.52	$10.45	$10.24	$11.40	$10.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.23	0.20	0.23	0.16	0.22
Net realized and unrealized gain/(loss)	(0.59)	(0.14)	1.21	0.30	(0.83)	0.39
Total from Investment Operations	(0.50)	0.09	1.41	0.53	(0.67)	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.22)	(0.24)	(0.25)	(0.21)	(0.09)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)
Total Dividends and Distributions	(0.89)	(0.35)	(0.34)	(0.32)	(0.49)	(0.19)
Net Asset Value, End of Period	$9.87	$11.26	$11.52	$10.45	$10.24	$11.40
Total Return*	(3.78)%	0.73%	14.04%	5.35%	(5.98)%	5.59%
Net Assets, End of Period (in thousands)	$3,701	$3,815	$3,498	$2,568	$2,492	$2,346
Average Net Assets for the Period (in thousands)	$3,590	$3,893	$2,992	$2,508	$2,450	$1,816
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.93%	1.48%	1.85%	2.48%	2.14%	2.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.02%	1.04%	1.12%	1.16%	1.17%
Ratio of Net Investment Income/(Loss)	1.81%	2.00%	1.93%	2.27%	1.44%	1.92%
Portfolio Turnover Rate	7%	23%	24%	22%	12%	37%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.25	$11.51	$10.45	$10.24	$11.41	$11.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.19	0.21	0.23	0.16	0.27
Net realized and unrealized gain/(loss)	(0.59)	(0.09)	1.19	0.31	(0.82)	0.34
Total from Investment Operations	(0.49)	0.10	1.40	0.54	(0.66)	0.61
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.23)	(0.24)	(0.26)	(0.23)	(0.10)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)
Total Dividends and Distributions	(0.89)	(0.36)	(0.34)	(0.33)	(0.51)	(0.20)
Net Asset Value, End of Period	$9.87	$11.25	$11.51	$10.45	$10.24	$11.41
Total Return*	(3.64)%	0.79%	14.02%	5.50%	(5.94)%	5.61%
Net Assets, End of Period (in thousands)	$3,766	$2,557	$8,040	$6,576	$6,236	$7,239
Average Net Assets for the Period (in thousands)	$2,458	$5,259	$7,270	$6,217	$6,755	$6,812
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.81%	1.40%	1.72%	2.31%	2.08%	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.97%	0.98%	1.05%	1.06%	0.99%
Ratio of Net Investment Income/(Loss)	2.12%	1.64%	1.99%	2.31%	1.46%	2.34%
Portfolio Turnover Rate	7%	23%	24%	22%	12%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson International Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.29	$11.54	$10.46	$10.26	$11.42	$11.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.24	0.29	0.24	0.17	0.26
Net realized and unrealized gain/(loss)	(0.60)	(0.13)	1.14	0.29	(0.82)	0.36
Total from Investment Operations	(0.50)	0.11	1.43	0.53	(0.65)	0.62
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.23)	(0.25)	(0.26)	(0.23)	(0.10)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)
Total Dividends and Distributions	(0.90)	(0.36)	(0.35)	(0.33)	(0.51)	(0.20)
Net Asset Value, End of Period	$9.89	$11.29	$11.54	$10.46	$10.26	$11.42
Total Return*	(3.72)%	0.90%	14.28%	5.45%	(5.84)%	5.68%
Net Assets, End of Period (in thousands)	$32,171	$36,821	$40,245	$1,588	$1,508	$1,375
Average Net Assets for the Period (in thousands)	$32,870	$38,439	$21,621	$1,508	$1,505	$1,119
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.22%	1.11%	2.19%	2.00%	2.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.86%	0.87%	0.96%	0.99%	0.99%
Ratio of Net Investment Income/(Loss)	1.90%	2.12%	2.70%	2.39%	1.57%	2.23%
Portfolio Turnover Rate	7%	23%	24%	22%	12%	37%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.29	$11.55	$10.48	$10.27	$11.44	$10.97
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.07	0.20	0.17	0.21	0.14	0.19
Net realized and unrealized gain/(loss)	(0.57)	(0.13)	1.21	0.29	(0.82)	0.38
Total from Investment Operations	(0.50)	0.07	1.38	0.50	(0.68)	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.20)	(0.21)	(0.22)	(0.21)	—(2)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)
Total Dividends and Distributions	(0.93)	(0.33)	(0.31)	(0.29)	(0.49)	(0.10)
Net Asset Value, End of Period	$9.86	$11.29	$11.55	$10.48	$10.27	$11.44
Total Return*	(3.73)%	0.50%	13.74%	5.09%	(6.10)%	5.27%
Net Assets, End of Period (in thousands)	$108	$276	$273	$231	$219	$213
Average Net Assets for the Period (in thousands)	$185	$278	$242	$222	$231	$240
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.60%	2.25%	2.15%	2.72%	2.50%	2.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.27%	1.29%	1.34%	1.28%	1.34%
Ratio of Net Investment Income/(Loss)	1.38%	1.71%	1.64%	2.06%	1.27%	1.66%
Portfolio Turnover Rate	7%	23%	24%	22%	12%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson International Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.24	$11.50	$10.45	$10.24	$11.41	$10.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.09	0.21	0.19	0.22	0.15	0.22
Net realized and unrealized gain/(loss)	(0.59)	(0.12)	1.19	0.29	(0.82)	0.37
Total from Investment Operations	(0.50)	0.09	1.38	0.51	(0.67)	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.22)	(0.23)	(0.23)	(0.22)	(0.07)
Distributions (from capital gains)	(0.63)	(0.13)	(0.10)	(0.07)	(0.28)	(0.10)
Total Dividends and Distributions	(0.89)	(0.35)	(0.33)	(0.30)	(0.50)	(0.17)
Net Asset Value, End of Period	$9.85	$11.24	$11.50	$10.45	$10.24	$11.41
Total Return*	(3.77)%	0.67%	13.77%	5.24%	(6.06)%	5.42%
Net Assets, End of Period (in thousands)	$1,269	$1,055	$1,119	$664	$867	$733
Average Net Assets for the Period (in thousands)	$1,097	$1,211	$864	$809	$870	$702
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%	1.59%	1.85%	2.50%	2.25%	2.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.11%	1.14%	1.21%	1.23%	1.19%
Ratio of Net Investment Income/(Loss)	1.76%	1.86%	1.79%	2.13%	1.34%	1.89%
Portfolio Turnover Rate	7%	23%	24%	22%	12%	37%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson International Value Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

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Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

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Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

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Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

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Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund, to the extent that emerging markets may be included in its benchmark index, may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future

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Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$2,700,000	$—	$(2,700,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments' payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

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Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.80% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.86% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

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Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as "Non-affiliated fund administration fees" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees

Janus Investment Fund	27

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Henderson Distributors during the period ended March 31, 2019.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2019.

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	70%	-	%*
Class C Shares	48	-*
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	95	74
Class S Shares	95	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 43,266,223	$ 2,648,558	$ (4,927,560)	$ (2,279,002)

28	MARCH 31, 2019

Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	83	$ 830	2,477	$ 28,866
Reinvested dividends and distributions	2,286	20,737	839	9,664
Shares repurchased	(14,995)	(142,082)	(9,679)	(110,345)
Net Increase/(Decrease)	(12,626)	$ (120,515)	(6,363)	$ (71,815)
Class C Shares:
Shares sold	-	$ -	464	$ 5,300
Reinvested dividends and distributions	2,601	23,623	689	7,932
Shares repurchased	(15,000)	(141,600)	(4,447)	(50,335)
Net Increase/(Decrease)	(12,399)	$ (117,977)	(3,294)	$ (37,103)
Class D Shares:
Shares sold	76,601	$ 749,244	198,701	$ 2,317,069
Reinvested dividends and distributions	32,095	292,064	9,686	111,287
Shares repurchased	(72,597)	(711,155)	(173,247)	(1,994,027)
Net Increase/(Decrease)	36,099	$ 330,153	35,140	$ 434,329
Class I Shares:
Shares sold	166,986	$1,625,110	29,380	$ 336,150
Reinvested dividends and distributions	20,531	186,631	20,661	237,185
Shares repurchased	(33,016)	(340,820)	(521,295)	(5,943,680)
Net Increase/(Decrease)	154,501	$1,470,921	(471,254)	$(5,370,345)
Class N Shares:
Shares sold	41,717	$ 411,554	245,760	$ 2,863,229
Reinvested dividends and distributions	307,504	2,804,433	102,192	1,176,228
Shares repurchased	(359,475)	(3,591,312)	(573,776)	(6,623,459)
Net Increase/(Decrease)	(10,254)	$ (375,325)	(225,824)	$(2,584,002)
Class S Shares:
Shares sold	361	$ 3,587	211	$ 2,411
Reinvested dividends and distributions	2,206	20,032	664	7,662
Shares repurchased	(16,028)	(154,760)	(19)	(216)
Net Increase/(Decrease)	(13,461)	$ (131,141)	856	$ 9,857
Class T Shares:
Shares sold	56,308	$ 515,145	49,119	$ 565,311
Reinvested dividends and distributions	9,261	84,087	3,975	45,637
Shares repurchased	(30,506)	(280,686)	(56,531)	(646,924)
Net Increase/(Decrease)	35,063	$ 318,546	(3,437)	$ (35,976)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,644,772	$ 3,595,762	$ -	$ -

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Janus Henderson International Value Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	MARCH 31, 2019

Janus Henderson International Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Janus Henderson International Value Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

32	MARCH 31, 2019

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

Janus Investment Fund	33

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

34	MARCH 31, 2019

Janus Henderson International Value Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

Janus Investment Fund	35

Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson International Value Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson International Value Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson International Value Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

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Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

42	MARCH 31, 2019

Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

44	MARCH 31, 2019

Janus Henderson International Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	45

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93058 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Overseas Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Overseas Fund

Janus Henderson Overseas Fund (unaudited)

FUND SNAPSHOT We believe investing in companies where the market underestimates free-cash-flow growth and using risk efficiently drives excess returns.	Garth Yettick portfolio manager	Julian McManus portfolio manager	George Maris portfolio manager

PERFORMANCE

Janus Henderson Overseas Fund’s Class I Shares returned -4.78% over the six-month period ended March 31, 2019. The Fund’s primary benchmark, the MSCI All Country World ex-U.S. Index℠, returned -2.33%.

INVESTMENT ENVIRONMENT

Global equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China, a rising fed funds rate and the potential for a disorderly “Brexit” all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the MSCI All Country World ex-U.S. IndexSM, during the period. Our underperformance was due largely to stock selection within the financial sector. Within the financial sector, we were hurt by our exposure to several large bank stocks that sold off due to fears about a slowing global economy. We continue to have a high degree of conviction in our bank holdings, however, and believe the single-digit multiples assigned to these companies present some of the best buying opportunities in the market. In short, we believe the market has overlooked strong balance sheets and high-quality loan exposure of these banks, and believe many of our bank holdings carry more capital and less risk than at any point in their history. While these companies would benefit from stronger economic growth, we would expect our bank stocks to rebound even in a weaker economic environment if they show resilience from a loan quality perspective.

Stock selection in the consumer discretionary sector also detracted from relative performance. GVC Holdings was our largest detractor within the sector. The stock of GVC has been under pressure due to negative news about the gambling industry in the UK, including a government proposal to cut the maximum stake at betting terminals, which would negatively affect one of the gambling companies GVC acquired. The company’s Chairman and CEO also announced they were selling some of their shares in the company. While the stock reacted negatively to the news, we do not believe the decision to sell stock is the negative signal that can often be implied from such actions. We were still disappointed in the news, however, and will be monitoring the stock closely. We still believe the stock is undervalued and see upside from legalized U.S. sports betting, as GVC owns a business-to-business platform that provides the technology to most sportsbook operators in Nevada and could extend that technology to other sites.

Sony was another detractor from the sector. The decision to increase spending in its gaming business weighed on the stock. Weak smartphone demand also weighed on the stock, as the Apple iPhone is a large end market for Sony’s CMOS image sensors. Despite these headwinds, we continue to like the stock and its valuation doesn’t reflect the value of Sony’s different businesses. In particular, we anticipate stronger long-term demand for its sensors as more smartphones adopt dual cameras. We also like Sony’s media assets, and believe it will enhance the value of its music business through streaming services.

Stock selection in the materials sector was a bright spot for the portfolio. Mining company Rio Tinto was our largest contributor to Fund performance. The mining company’s stock was up mainly due to higher iron ore prices globally, but also in part because of rising copper prices. The management team has also done a good job in recent months of communicating its strategy to maintain discipline on new mining projects, which is

Janus Investment Fund	1

Janus Henderson Overseas Fund (unaudited)

ultimately supportive of copper and iron ore prices. We continue to see upside for Rio Tinto. The management team’s capital discipline remains a core part of our investment thesis, and we also believe metals such as copper are in deficit relative to global demand.

Alibaba was another top contributor to Fund performance this period. The stock experienced a sharp rebound in the first quarter, after the company reported strong earnings growth for its China-focused businesses. Even after the rebound, we believe Alibaba’s valuation fails to reflect the long-term, secular growth opportunity in front of the company. A fragmented market of offline retail sales in China totals $4 trillion, and we believe this market is ripe for disruption by Alibaba’s platform. In our view, the company has only increased its technological capabilities relative to competitors, deepening a competitive advantage for the company.

AIA Group was another top contributor. Stock of the global insurer was hit hard in the fourth quarter due to concerns about the economic picture in China, where it has a large footprint. Similar to Alibaba, the stock rallied as these fears subsided. AIA Group is a longtime holding in our portfolio, and our view on the company remains unchanged. We also believe AIA is poised to benefit as a growing middle class in China and other emerging markets turns to insurance products to preserve their newfound wealth. We also appreciate the insurers’ strong balance sheet and conservative investment portfolio.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

While the current bull market ranks as one of the longest in history, it is yet to instill the confidence – or speculation – that typically accompanies extended economic and market expansions. This is one of the main reasons we feel relatively sanguine about the market backdrop for the rest of the year.

We realize the global economic environment isn’t perfect. European growth is slowing, and Brexit continues to be an overhang for the continent. Data show China’s economy is decelerating, and a trade war with the U.S. is a drag on global growth. These concerns sparked volatility in the fourth quarter, as it was easy to paint a bear case for the global economy and stock markets. But positives also remain.

Chinese and U.S. trade leaders seem aware that a trade resolution is beneficial for both countries, and our base case remains that a compromise is reached and a trade war is averted. China is also taking steps to stimulate its economy. Central banks around the world are taking a cautious approach, backing off on monetary tightening to help support the economy. Corporate profits also remain healthy, and throughout history, recessions have rarely occurred while profits are growing.

Further, we don’t see the signs of excess that traditionally derail economic or stock market expansions. Banks are perhaps better capitalized than at any point in their history. We don’t see a raft of store openings from consumer companies or massive green fielding of new projects from energy and commodity companies. Within the industrial sector, management teams remain laser focused on capital discipline.

In short, while economic growth is slow, we don’t foresee cataclysmic risks on the horizon. In that environment, equities could still gain ground. And if China and the U.S. reach a trade agreement, it would remove one of the largest overhangs on the global economy, and stocks could experience a fairly significant bounce.

While we continue to have confidence in the economy, it is not our primary focus. We remain more focused on bottom-up stock picking than making macroeconomic predictions, and the fourth quarter’s volatility gave us a chance to act on several high-conviction ideas.

We used volatility in the fourth quarter to add to some of our Chinese Internet stocks. Stocks of these companies fell in the fourth quarter due to concerns about the potential China-U.S. trade war, but fundamentals for these companies remain strong. While we acknowledge these companies would be affected by a severe economic slowdown in China, they still benefit from the secular tailwind of Chinese consumption and entertainment migrating online. This secular shift should allow the companies to grow earnings even if the economy decelerates.

We also added to positions of select mining companies. These stocks also sold off due to macroeconomic concerns, but our long-term view is that metals such as copper will be in short supply relative to global demand due to the limited places where companies can mine copper.

Finally, we see more opportunity among solid global bank franchises, which we believe trade at incredible discounts

2	MARCH 31, 2019

Janus Henderson Overseas Fund (unaudited)

to their intrinsic value. We believe our conviction in these companies will be rewarded over the long term.

Thank you for your continued investment in the Janus Henderson Overseas Fund.

Janus Investment Fund	3

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Rio Tinto Ltd	1.05%	GVC Holdings PLC	-1.08%
	Diageo PLC	0.59%	Sony Corp	-0.91%
	Alibaba Group Holding Ltd (ADR)	0.46%	BNP Paribas SA	-0.87%
	AIA Group Ltd	0.45%	Mitsubishi UFJ Financial Group Inc	-0.71%
	Heineken NV	0.40%	Ferguson PLC	-0.69%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Materials	1.02%	9.63%	7.70%
	Consumer Staples	0.85%	7.42%	9.75%
	Information Technology	0.31%	9.70%	8.14%
	Health Care	0.30%	9.28%	8.47%
	Communication Services	0.25%	4.23%	7.44%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	MSCI All Country World ex-U.S. Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.86%	24.60%	22.18%
	Consumer Discretionary	-1.76%	16.78%	10.57%
	Real Estate	-0.55%	0.26%	3.29%
	Energy	-0.45%	6.07%	7.49%
	Utilities	-0.31%	0.00%	3.28%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

4	MARCH 31, 2019

Janus Henderson Overseas Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Alibaba Group Holding Ltd (ADR)
Internet & Direct Marketing Retail	4.9%
Safran SA
Aerospace & Defense	4.5%
AIA Group Ltd
Insurance	4.4%
Diageo PLC
Beverages	4.4%
Rio Tinto Ltd
Metals & Mining	4.2%
22.4%

Asset Allocation - (% of Net Assets)
Common Stocks	98.1%
Investment Companies	1.3%
Other	0.6%
100.0%

Emerging markets comprised 20.8% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

Janus Investment Fund	5

Janus Henderson Overseas Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-4.95%	-8.04%	-2.02%	4.37%	7.29%	1.01%
Class A Shares at MOP	-10.42%	-13.32%	-3.18%	3.76%	7.04%
Class C Shares at NAV	-5.32%	-8.74%	-2.75%	3.45%	6.55%	1.72%
Class C Shares at CDSC	-6.27%	-9.65%	-2.75%	3.45%	6.55%
Class D Shares(1)	-4.81%	-7.74%	-1.72%	4.68%	7.46%	0.68%
Class I Shares	-4.78%	-7.73%	-1.69%	4.59%	7.43%	0.64%
Class N Shares	-4.72%	-7.60%	-1.59%	4.59%	7.43%	0.53%
Class R Shares	-5.08%	-8.31%	-2.30%	3.98%	6.92%	1.27%
Class S Shares	-4.96%	-8.06%	-2.05%	4.28%	7.16%	1.02%
Class T Shares	-4.83%	-7.82%	-1.80%	4.59%	7.43%	0.77%
MSCI All Country World ex-U.S. Index	-2.33%	-4.22%	2.57%	8.85%	N/A**
Morningstar Quartile - Class T Shares	-	4th	4th	4th	1st
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	593/778	625/630	520/526	21/137

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

6	MARCH 31, 2019

Janus Henderson Overseas Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 2, 1994

**Since inception index return is not available for indices created subsequent to fund inception.

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Overseas Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$950.50	$5.01	$1,000.00	$1,019.80	$5.19	1.03%
Class C Shares	$1,000.00	$946.80	$8.69	$1,000.00	$1,016.01	$9.00	1.79%
Class D Shares	$1,000.00	$951.90	$3.50	$1,000.00	$1,021.34	$3.63	0.72%
Class I Shares	$1,000.00	$952.20	$3.26	$1,000.00	$1,021.59	$3.38	0.67%
Class N Shares	$1,000.00	$952.80	$2.73	$1,000.00	$1,022.14	$2.82	0.56%
Class R Shares	$1,000.00	$949.20	$6.37	$1,000.00	$1,018.40	$6.59	1.31%
Class S Shares	$1,000.00	$950.40	$5.11	$1,000.00	$1,019.70	$5.29	1.05%
Class T Shares	$1,000.00	$951.70	$3.84	$1,000.00	$1,020.99	$3.98	0.79%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2019

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 98.1%
Aerospace & Defense – 5.6%
CAE Inc	683,234	$15,140,367
Safran SA	450,993	61,838,415
		76,978,782
Banks – 11.8%
BNP Paribas SA	982,208	46,941,254
CaixaBank SA	2,412,597	7,533,446
China Construction Bank Corp	48,464,000	41,550,979
ING Groep NV	1,386,288	16,767,682
Mitsubishi UFJ Financial Group Inc	7,570,400	37,575,309
Permanent TSB Group Holdings PLC*	7,893,218	11,402,751
		161,771,421
Beverages – 8.0%
Diageo PLC	1,484,940	60,679,251
Heineken NV	463,952	48,956,464
		109,635,715
Biotechnology – 0.3%
BeiGene Ltd (ADR)*	33,367	4,404,444
Building Products – 1.0%
Daikin Industries Ltd	113,800	13,319,971
Chemicals – 0.5%
Croda International PLC	110,360	7,240,161
Electronic Equipment, Instruments & Components – 3.0%
Hexagon AB	447,854	23,367,385
Keyence Corp	29,500	18,361,294
		41,728,679
Hotels, Restaurants & Leisure – 1.9%
GVC Holdings PLC	3,597,939	26,190,511
Household Durables – 2.3%
Sony Corp	741,100	31,065,874
Insurance – 11.5%
AIA Group Ltd	6,113,200	60,861,763
NN Group NV	1,118,249	46,444,246
Sony Financial Holdings Inc	2,641,300	49,770,187
		157,076,196
Interactive Media & Services – 3.6%
Tencent Holdings Ltd	1,060,700	48,780,552
Internet & Direct Marketing Retail – 6.6%
Alibaba Group Holding Ltd (ADR)*	367,267	67,007,864
MakeMyTrip Ltd*	850,043	23,461,187
		90,469,051
Metals & Mining – 9.4%
Antofagasta PLC	1,077,798	13,557,914
Hindustan Zinc Ltd	8,149,485	32,572,056
Rio Tinto Ltd	819,673	56,972,409
Teck Resources Ltd	1,125,426	26,042,637
		129,145,016
Oil, Gas & Consumable Fuels – 6.0%
Canadian Natural Resources Ltd	1,664,730	45,780,075
TOTAL SA	659,152	36,610,520
		82,390,595
Pharmaceuticals – 8.7%
AstraZeneca PLC	219,400	17,527,887
Novartis AG	149,147	14,349,874
Sanofi	397,989	35,148,449
Takeda Pharmaceutical Co Ltd	1,266,476	51,671,672
		118,697,882
Road & Rail – 1.3%
Container Corp Of India Ltd	2,284,624	17,325,773

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 6.0%
ASML Holding NV	285,635	$53,565,773
Taiwan Semiconductor Manufacturing Co Ltd	3,584,000	28,550,587
		82,116,360
Specialty Retail – 1.4%
Industria de Diseno Textil SA	660,170	19,399,778
Technology Hardware, Storage & Peripherals – 1.9%
Samsung Electronics Co Ltd	653,100	25,692,436
Textiles, Apparel & Luxury Goods – 3.7%
Cie Financiere Richemont SA	257,762	18,782,577
EssilorLuxottica SA	41,151	4,494,588
Samsonite International SA*	8,748,600	28,030,025
		51,307,190
Tobacco – 1.2%
British American Tobacco PLC	408,219	16,978,780
Trading Companies & Distributors – 2.4%
Ferguson PLC	524,641	33,366,930
Total Common Stocks (cost $1,109,658,522)		1,345,082,097
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	17,630	17,630
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	17,129,613	17,129,613
Total Investment Companies (cost $17,147,243)		17,147,243
Total Investments (total cost $1,126,805,765) – 99.4%		1,362,229,340
Cash, Receivables and Other Assets, net of Liabilities – 0.6%		8,416,349
Net Assets – 100%		$1,370,645,689

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$201,764,307	14.8%
France	185,033,226	13.6
United Kingdom	175,541,434	12.9
Netherlands	165,734,165	12.2
China	157,339,395	11.5
Hong Kong	88,891,788	6.5
Canada	86,963,079	6.4
India	73,359,016	5.4
Australia	56,972,409	4.2
Switzerland	33,132,451	2.4
Taiwan	28,550,587	2.1
Spain	26,933,224	2.0
South Korea	25,692,436	1.9
Sweden	23,367,385	1.7
United States	21,551,687	1.6
Ireland	11,402,751	0.8

Total	$1,362,229,340	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 3/31/19
Investment Companies - 1.3%
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	$106,906∆	$-	$-	$17,630
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	261,255	-	-	17,129,613
Total Affiliated Investments - 1.3%	$368,161	$-	$-	$17,147,243

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Investment Companies - 1.3%
Investments Purchased with Cash Collateral from Securities Lending - 0.0%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	29,424,660	128,367,840	(157,774,870)	17,630
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	-	115,991,613	(98,862,000)	17,129,613

Schedule of OTC Written Options
Counterparty/ Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Notional Amount	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Call Options:

Goldman Sachs:

Safran SA	451	125.00	EUR	4/18/19	$(45,100)	$75,757	$32,157	$(43,600)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019

Equity Contracts

Liability Derivatives:
Options written, at value	$ 43,600

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

March 31, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2019

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Equity Contracts
Written options contracts	$ 32,157

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value
Written options contracts, call	$ 20,261

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Overseas Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI All Country World ex-U.S. IndexSM	MSCI All Country World ex-U.S. IndexSM reflects the equity market performance of global developed and emerging markets, excluding the U.S.

ADR	American Depositary Receipt
LLC	Limited Liability Company
OTC	Over-the-Counter
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$1,345,082,097	$-	$-
Investment Companies	-	17,147,243	-
Total Assets	$1,345,082,097	$17,147,243	$-
Liabilities
Other Financial Instruments(a):
Options Written, at Value	$-	$43,600	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	13

Janus Henderson Overseas Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)	$1,345,082,097
Affiliated investments, at value(2)	17,147,243
Cash	470,556
Non-interested Trustees' deferred compensation	33,314
Receivables:
Dividends	9,460,547
Investments sold	4,548,045
Foreign tax reclaims	680,138
Fund shares sold	93,135
Dividends from affiliates	50,686
Other assets	22,555
Total Assets	1,377,588,316
Liabilities:
Collateral for securities loaned (Note 3)	17,630
Options written, at value(3)	43,600
Payables:	—
Investments purchased	4,479,237
Fund shares repurchased	1,116,909
Advisory fees	733,234
Transfer agent fees and expenses	244,239
12b-1 Distribution and shareholder servicing fees	47,545
Non-interested Trustees' deferred compensation fees	33,314
Professional fees	18,626
Custodian fees	13,246
Non-interested Trustees' fees and expenses	10,281
Affiliated fund administration fees payable	2,920
Accrued expenses and other payables	181,846
Total Liabilities	6,942,627
Net Assets	$1,370,645,689

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Overseas Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,955,563,809
Total distributable earnings (loss)	(1,584,918,120)
Total Net Assets	$1,370,645,689
Net Assets - Class A Shares	$18,035,553
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	590,361
Net Asset Value Per Share(4)	$30.55
Maximum Offering Price Per Share(5)	$32.41
Net Assets - Class C Shares	$6,046,113
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	201,047
Net Asset Value Per Share(4)	$30.07
Net Assets - Class D Shares	$615,406,278
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,359,085
Net Asset Value Per Share	$30.23
Net Assets - Class I Shares	$46,070,966
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,518,031
Net Asset Value Per Share	$30.35
Net Assets - Class N Shares	$62,776,518
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,081,408
Net Asset Value Per Share	$30.16
Net Assets - Class R Shares	$26,153,569
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	869,808
Net Asset Value Per Share	$30.07
Net Assets - Class S Shares	$128,048,522
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,228,808
Net Asset Value Per Share	$30.28
Net Assets - Class T Shares	$468,108,170
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,461,151
Net Asset Value Per Share	$30.28

(1) Includes cost of $1,109,658,522.

(2) Includes cost of $17,147,243.

(3) Premiums received $75,757.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Overseas Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$15,068,238
Interest	359,134
Dividends from affiliates	261,255
Affiliated securities lending income, net	106,906
Foreign tax withheld	(875,422)
Total Investment Income	14,920,111
Expenses:
Advisory fees	3,347,581
12b-1 Distribution and shareholder servicing fees:
Class A Shares	21,867
Class C Shares	33,499
Class R Shares	65,313
Class S Shares	158,852
Transfer agent administrative fees and expenses:
Class D Shares	364,065
Class R Shares	32,752
Class S Shares	158,852
Class T Shares	583,540
Transfer agent networking and omnibus fees:
Class A Shares	18,939
Class C Shares	7,939
Class I Shares	24,985
Other transfer agent fees and expenses:
Class A Shares	1,008
Class C Shares	395
Class D Shares	75,615
Class I Shares	1,202
Class N Shares	906
Class R Shares	328
Class S Shares	1,230
Class T Shares	4,004
Shareholder reports expense	111,946
Registration fees	99,712
Custodian fees	70,725
Professional fees	48,007
Non-interested Trustees’ fees and expenses	20,902
Affiliated fund administration fees	16,984
Other expenses	86,649
Total Expenses	5,357,797
Less: Excess Expense Reimbursement and Waivers	(23,524)
Net Expenses	5,334,273
Net Investment Income/(Loss)	9,585,838

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Overseas Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions(1)	$(23,259,787)
Total Net Realized Gain/(Loss) on Investments	(23,259,787)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(65,113,944)
Written options contracts	32,157
Total Change in Unrealized Net Appreciation/Depreciation	(65,081,787)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(78,755,736)

(1) Includes realized foreign capital gains tax on investments of $(9,391).

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Overseas Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$9,585,838	$22,482,967
Net realized gain/(loss) on investments	(23,259,787)	88,597,852
Change in unrealized net appreciation/depreciation	(65,081,787)	(66,072,858)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(78,755,736)	45,007,961
Dividends and Distributions to Shareholders
Class A Shares	(161,253)	(282,728)
Class C Shares	—	(94,759)
Class D Shares	(6,510,606)	(13,743,193)
Class I Shares	(512,142)	(1,131,886)
Class N Shares	(777,676)	(1,475,111)
Class R Shares	(80,699)	(449,130)
Class S Shares	(828,761)	(2,482,539)
Class T Shares	(4,472,405)	(10,639,964)
Net Decrease from Dividends and Distributions to Shareholders	(13,343,542)	(30,299,310)
Capital Share Transactions:
Class A Shares	2,241,449	(2,034,682)
Class C Shares	(3,543,138)	(5,068,786)
Class D Shares	(31,302,067)	(49,477,651)
Class I Shares	(3,011,888)	(10,213,839)
Class N Shares	(2,939,475)	(7,300,490)
Class R Shares	(2,394,254)	(5,117,602)
Class S Shares	(7,196,359)	(17,829,514)
Class T Shares	(32,737,036)	(78,385,497)
Net Increase/(Decrease) from Capital Share Transactions	(80,882,768)	(175,428,061)
Net Increase/(Decrease) in Net Assets	(172,982,046)	(160,719,410)
Net Assets:
Beginning of period	1,543,627,735	1,704,347,145
End of period	$1,370,645,689	$1,543,627,735

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Overseas Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.42	$32.21	$26.77	$27.19	$35.21	$35.47
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.37	0.38	0.24	0.15	0.56
Net realized and unrealized gain/(loss)	(1.79)	0.34	5.27	0.47	(8.08)	0.43
Total from Investment Operations	(1.63)	0.71	5.65	0.71	(7.93)	0.99
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.50)	(0.21)	(1.13)	(0.09)	(1.25)
Total Dividends and Distributions	(0.24)	(0.50)	(0.21)	(1.13)	(0.09)	(1.25)
Net Asset Value, End of Period	$30.55	$32.42	$32.21	$26.77	$27.19	$35.21
Total Return*	(4.95)%	2.18%	21.32%	2.52%	(22.55)%	2.77%
Net Assets, End of Period (in thousands)	$18,036	$16,739	$18,652	$23,770	$36,846	$80,632
Average Net Assets for the Period (in thousands)	$17,542	$18,900	$19,582	$29,211	$55,856	$148,264
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.01%	0.97%	0.92%	0.86%	0.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	0.99%	0.91%	0.87%	0.86%	0.87%
Ratio of Net Investment Income/(Loss)	1.12%	1.12%	1.34%	0.90%	0.45%	1.51%
Portfolio Turnover Rate	12%	23%	39%	85%	40%	30%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$31.76	$31.52	$26.17	$26.53	$34.52	$34.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.10	0.18	0.04	(0.08)	0.28
Net realized and unrealized gain/(loss)	(1.75)	0.35	5.17	0.44	(7.91)	0.43
Total from Investment Operations	(1.69)	0.45	5.35	0.48	(7.99)	0.71
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.21)	—	(0.84)	—	(0.92)
Total Dividends and Distributions	—	(0.21)	—	(0.84)	—	(0.92)
Net Asset Value, End of Period	$30.07	$31.76	$31.52	$26.17	$26.53	$34.52
Total Return*	(5.32)%	1.42%	20.44%	1.74%	(23.15)%	2.00%
Net Assets, End of Period (in thousands)	$6,046	$10,244	$15,088	$18,960	$28,670	$52,599
Average Net Assets for the Period (in thousands)	$6,718	$13,589	$16,539	$22,970	$40,278	$66,242
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.84%	1.72%	1.74%	1.72%	1.62%	1.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.79%	1.71%	1.65%	1.63%	1.62%	1.65%
Ratio of Net Investment Income/(Loss)	0.43%	0.31%	0.65%	0.17%	(0.27)%	0.77%
Portfolio Turnover Rate	12%	23%	39%	85%	40%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Overseas Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.12	$31.92	$26.57	$27.06	$35.23	$35.61
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.47	0.49	0.34	0.26	0.69
Net realized and unrealized gain/(loss)	(1.80)	0.34	5.19	0.44	(8.08)	0.40
Total from Investment Operations	(1.58)	0.81	5.68	0.78	(7.82)	1.09
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.61)	(0.33)	(1.27)	(0.35)	(1.47)
Total Dividends and Distributions	(0.31)	(0.61)	(0.33)	(1.27)	(0.35)	(1.47)
Net Asset Value, End of Period	$30.23	$32.12	$31.92	$26.57	$27.06	$35.23
Total Return*	(4.81)%	2.52%	21.72%	2.80%	(22.31)%	3.04%
Net Assets, End of Period (in thousands)	$615,406	$687,846	$731,578	$677,594	$754,735	$1,143,816
Average Net Assets for the Period (in thousands)	$608,442	$738,059	$677,837	$703,900	$965,442	$1,271,212
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.72%	0.68%	0.62%	0.58%	0.60%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.72%	0.68%	0.62%	0.58%	0.60%	0.58%
Ratio of Net Investment Income/(Loss)	1.49%	1.42%	1.75%	1.31%	0.79%	1.86%
Portfolio Turnover Rate	12%	23%	39%	85%	40%	30%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.25	$32.05	$26.69	$27.15	$35.33	$35.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.22	0.48	0.51	0.30	0.24	0.67
Net realized and unrealized gain/(loss)	(1.79)	0.34	5.18	0.52	(8.06)	0.45
Total from Investment Operations	(1.57)	0.82	5.69	0.82	(7.82)	1.12
Less Dividends and Distributions:
Dividends (from net investment income)	(0.33)	(0.62)	(0.33)	(1.28)	(0.36)	(1.47)
Total Dividends and Distributions	(0.33)	(0.62)	(0.33)	(1.28)	(0.36)	(1.47)
Net Asset Value, End of Period	$30.35	$32.25	$32.05	$26.69	$27.15	$35.33
Total Return*	(4.78)%	2.54%	21.62%	2.92%	(22.27)%	3.11%
Net Assets, End of Period (in thousands)	$46,071	$52,204	$61,797	$62,308	$158,589	$382,220
Average Net Assets for the Period (in thousands)	$46,055	$58,918	$59,304	$104,306	$271,539	$459,134
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.64%	0.57%	0.52%	0.53%	0.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.64%	0.57%	0.52%	0.53%	0.54%
Ratio of Net Investment Income/(Loss)	1.52%	1.44%	1.79%	1.14%	0.74%	1.80%
Portfolio Turnover Rate	12%	23%	39%	85%	40%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Overseas Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.08	$31.89	$26.58	$27.07	$35.27	$35.65
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.24	0.52	0.66	0.34	0.33	0.77
Net realized and unrealized gain/(loss)	(1.79)	0.33	5.03	0.50	(8.12)	0.39
Total from Investment Operations	(1.55)	0.85	5.69	0.84	(7.79)	1.16
Less Dividends and Distributions:
Dividends (from net investment income)	(0.37)	(0.66)	(0.38)	(1.33)	(0.41)	(1.54)
Total Dividends and Distributions	(0.37)	(0.66)	(0.38)	(1.33)	(0.41)	(1.54)
Net Asset Value, End of Period	$30.16	$32.08	$31.89	$26.58	$27.07	$35.27
Total Return*	(4.72)%	2.65%	21.76%	3.02%	(22.22)%	3.24%
Net Assets, End of Period (in thousands)	$62,777	$69,995	$76,655	$48,999	$130,676	$148,599
Average Net Assets for the Period (in thousands)	$61,997	$74,170	$53,209	$69,294	$141,578	$159,178
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.53%	0.47%	0.41%	0.43%	0.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.53%	0.47%	0.41%	0.43%	0.43%
Ratio of Net Investment Income/(Loss)	1.65%	1.58%	2.29%	1.26%	1.01%	2.08%
Portfolio Turnover Rate	12%	23%	39%	85%	40%	30%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$31.78	$31.60	$26.28	$26.73	$34.70	$35.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.26	0.32	0.18	0.08	0.46
Net realized and unrealized gain/(loss)	(1.75)	0.34	5.16	0.44	(7.97)	0.41
Total from Investment Operations	(1.62)	0.60	5.48	0.62	(7.89)	0.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.42)	(0.16)	(1.07)	(0.08)	(1.20)
Total Dividends and Distributions	(0.09)	(0.42)	(0.16)	(1.07)	(0.08)	(1.20)
Net Asset Value, End of Period	$30.07	$31.78	$31.60	$26.28	$26.73	$34.70
Total Return*	(5.08)%	1.88%	20.99%	2.23%	(22.77)%	2.45%
Net Assets, End of Period (in thousands)	$26,154	$30,258	$35,054	$36,102	$42,769	$66,292
Average Net Assets for the Period (in thousands)	$26,274	$34,353	$34,347	$39,507	$56,158	$82,309
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.27%	1.20%	1.16%	1.15%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%	1.27%	1.20%	1.16%	1.15%	1.18%
Ratio of Net Investment Income/(Loss)	0.88%	0.81%	1.15%	0.71%	0.24%	1.25%
Portfolio Turnover Rate	12%	23%	39%	85%	40%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Overseas Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.08	$31.89	$26.53	$26.95	$35.01	$35.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.17	0.35	0.40	0.24	0.14	0.55
Net realized and unrealized gain/(loss)	(1.78)	0.34	5.18	0.46	(8.03)	0.42
Total from Investment Operations	(1.61)	0.69	5.58	0.70	(7.89)	0.97
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.50)	(0.22)	(1.12)	(0.17)	(1.28)
Total Dividends and Distributions	(0.19)	(0.50)	(0.22)	(1.12)	(0.17)	(1.28)
Net Asset Value, End of Period	$30.28	$32.08	$31.89	$26.53	$26.95	$35.01
Total Return*	(4.96)%	2.16%	21.26%	2.52%	(22.60)%	2.71%
Net Assets, End of Period (in thousands)	$128,049	$143,500	$159,832	$158,323	$205,771	$397,834
Average Net Assets for the Period (in thousands)	$127,431	$158,138	$151,659	$179,307	$305,843	$528,419
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.05%	1.02%	0.95%	0.91%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.02%	0.95%	0.90%	0.92%	0.93%
Ratio of Net Investment Income/(Loss)	1.15%	1.06%	1.40%	0.93%	0.43%	1.49%
Portfolio Turnover Rate	12%	23%	39%	85%	40%	30%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.14	$31.95	$26.59	$27.06	$35.20	$35.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.20	0.43	0.47	0.31	0.23	0.65
Net realized and unrealized gain/(loss)	(1.78)	0.34	5.20	0.46	(8.07)	0.42
Total from Investment Operations	(1.58)	0.77	5.67	0.77	(7.84)	1.07
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.58)	(0.31)	(1.24)	(0.30)	(1.42)
Total Dividends and Distributions	(0.28)	(0.58)	(0.31)	(1.24)	(0.30)	(1.42)
Net Asset Value, End of Period	$30.28	$32.14	$31.95	$26.59	$27.06	$35.20
Total Return*	(4.83)%	2.40%	21.62%	2.75%	(22.38)%	2.98%
Net Assets, End of Period (in thousands)	$468,108	$532,840	$605,692	$606,090	$761,892	$1,362,584
Average Net Assets for the Period (in thousands)	$468,114	$589,204	$580,342	$663,436	$1,063,251	$1,691,922
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.77%	0.70%	0.66%	0.67%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.77%	0.69%	0.65%	0.66%	0.67%
Ratio of Net Investment Income/(Loss)	1.40%	1.32%	1.65%	1.20%	0.70%	1.75%
Portfolio Turnover Rate	12%	23%	39%	85%	40%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Overseas Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory

Janus Investment Fund	23

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service

24	MARCH 31, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Janus Investment Fund	25

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

26	MARCH 31, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the

Janus Investment Fund	27

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubinstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and

28	MARCH 31, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting

Janus Investment Fund	29

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019” table located in the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$—	$—	$(17,630)(c)	$(17,630)

Offsetting of Financial Liabilities and Derivative Liabilities

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs	$43,600	$—	$—	$43,600

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
(c)	Represents collateral pledged by the counterparty for a dividend post period end.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits,

30	MARCH 31, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations.

Janus Investment Fund	31

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

There were no securities on loan as of March 31, 2019.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the MSCI All Country World ex-USA IndexSM.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.49%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.87% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. The previous expense limit (until February 1, 2019) was 0.95%. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder

32	MARCH 31, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Janus Investment Fund	33

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $128.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended March 31, 2019.

34	MARCH 31, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	85	4
Class R Shares	-	-
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of September 30, 2018, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended September 30, 2018
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(120,853,979)	$(1,679,377,320)	$(1,800,231,299)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,133,275,344	$288,116,251	$(59,162,255)	$ 228,953,996

Information on the tax components of derivatives as of March 31, 2019 is as follows:

Janus Investment Fund	35

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 32,157	$ -	$ 32,157

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	238,247	$ 7,003,221	150,523	$ 5,026,810
Reinvested dividends and distributions	4,404	122,439	5,940	194,431
Shares repurchased	(168,528)	(4,884,211)	(219,223)	(7,255,923)
Net Increase/(Decrease)	74,123	$ 2,241,449	(62,760)	$ (2,034,682)
Class C Shares:
Shares sold	39,844	$ 1,102,078	23,780	$ 784,298
Reinvested dividends and distributions	-	-	2,504	80,765
Shares repurchased	(161,311)	(4,645,216)	(182,472)	(5,933,849)
Net Increase/(Decrease)	(121,467)	$ (3,543,138)	(156,188)	$ (5,068,786)
Class D Shares:
Shares sold	166,395	$ 4,846,086	618,410	$ 20,497,928
Reinvested dividends and distributions	222,894	6,125,132	401,845	12,995,681
Shares repurchased	(1,447,062)	(42,273,285)	(2,522,075)	(82,971,260)
Net Increase/(Decrease)	(1,057,773)	$(31,302,067)	(1,501,820)	$(49,477,651)
Class I Shares:
Shares sold	170,092	$ 4,931,795	363,317	$ 12,058,908
Reinvested dividends and distributions	18,309	504,974	33,512	1,088,137
Shares repurchased	(289,015)	(8,448,657)	(706,348)	(23,360,884)
Net Increase/(Decrease)	(100,614)	$ (3,011,888)	(309,519)	$(10,213,839)
Class N Shares:
Shares sold	43,600	$ 1,279,445	139,635	$ 4,641,284
Reinvested dividends and distributions	28,372	777,676	45,712	1,475,111
Shares repurchased	(172,173)	(4,996,596)	(407,479)	(13,416,885)
Net Increase/(Decrease)	(100,201)	$ (2,939,475)	(222,132)	$ (7,300,490)
Class R Shares:
Shares sold	53,923	$ 1,542,459	160,919	$ 5,280,690
Reinvested dividends and distributions	2,767	75,771	13,088	420,911
Shares repurchased	(138,877)	(4,012,484)	(331,359)	(10,819,203)
Net Increase/(Decrease)	(82,187)	$ (2,394,254)	(157,352)	$ (5,117,602)
Class S Shares:
Shares sold	259,844	$ 7,555,783	740,655	$ 24,405,043
Reinvested dividends and distributions	30,047	827,787	76,543	2,479,983
Shares repurchased	(533,936)	(15,579,929)	(1,355,532)	(44,714,540)
Net Increase/(Decrease)	(244,045)	$ (7,196,359)	(538,334)	$(17,829,514)
Class T Shares:
Shares sold	305,432	$ 8,930,704	857,707	$ 28,447,278
Reinvested dividends and distributions	159,210	4,383,053	321,561	10,415,361
Shares repurchased	(1,581,666)	(46,050,793)	(3,560,998)	(117,248,136)
Net Increase/(Decrease)	(1,117,024)	$(32,737,036)	(2,381,730)	$(78,385,497)

36	MARCH 31, 2019

Janus Henderson Overseas Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$167,664,040	$ 270,127,783	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	47

Janus Henderson Overseas Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

48	MARCH 31, 2019

Janus Henderson Overseas Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	49

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	51

Janus Henderson Overseas Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Overseas Fund

Notes

NotesPage1

Janus Investment Fund	53

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93050 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Research Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Research Fund

Janus Henderson Research Fund (unaudited)

FUND SNAPSHOT We seek to create a high-conviction portfolio reflecting the best ideas of the Janus Henderson Research team.	Team-Based Approach Led by Carmel Wellso, Director of Research

PERFORMANCE

Janus Henderson Research Fund’s Class I Shares returned -2.00% over the six-month period ended March 31, 2019. The Fund’s primary benchmark, the Russell 1000® Growth Index, returned -2.34%, and its secondary benchmark, the S&P 500® Index, returned -1.72% during the period.

MARKET ENVIRONMENT

U.S. equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China and a rising fed funds rate all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve (Fed) indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter.

PERFORMANCE DISCUSSION

Our Fund, which represents the best ideas of our six sector teams, focuses on companies that we believe can generate multiyear growth. Investing in companies with characteristics such as brand power and competitive position, we believe, can drive superior long-term performance. Many of the top contributors to performance during the period demonstrate those characteristics we generally look for in companies.

Microsoft was our top contributor. We like the company’s position as the second-largest provider of cloud-based IT services, and also like the way Microsoft has transitioned its products and services from an on-premises, software license model to a subscription-based revenue models. Strong revenue and earnings growth have demonstrated the power of this transition and the strength of its cloud platform, and helped drive the stock higher this period. While the stock has appreciated meaningfully, we continue to see upside and growth for Microsoft.

Starbucks was another meaningful contributor. In November, the company reported better-than-expected quarterly earnings from improved same-store sales in the U.S. and China, which served as a catalyst for the stock. We continue to like the company and believe its global brand and network of stores are a competitive advantage as it sells a habitual product to consumers around the world.

Ball Corp., a metal packaging company, also contributed meaningfully to Fund performance. An analyst day that highlighted the sustainability of aluminum cans and secular demand for such environmentally friendly packaging helped lift the stock. After a couple quarters of strong stock performance, we also believe the market is simply gaining appreciation for how industry consolidation is improving Ball’s competitive dynamics. Ball acquired a large competitor in the beverage packaging industry in 2016, which led to an optimized manufacturing footprint and should lead to more rational pricing. After significant gains, we’ve trimmed the position as it approached our valuation target.

While pleased with the results of many companies in the portfolio, we also held stocks that detracted from performance. Nvidia was our largest detractor. The stock declined after the company reported earnings below consensus expectations. We continue to like Nvidia’s long-term outlook, however. The company is a leading supplier of graphics processing units (GPUs) to the gaming industry and several other end markets including accelerated computing, artificial intelligence and autonomous driving. We like the company’s growth potential as these secular themes push forward.

Amazon was another detractor. The stock was down in the fourth quarter after the company released earnings guidance below consensus estimates. While the stock rebounded in the first quarter, it was still a detractor for

Janus Investment Fund	1

Janus Henderson Research Fund (unaudited)

the six-month period. Amazon is a longtime holding in our portfolio, and we are overlooking short-term movements in the stock price and focused more on the competitive advantages we believe underpin long-term growth for the company. Amazon’s scale and distribution advantage have entrenched it as the dominant e-commerce platform, which could allow it to continue gaining consumer wallet share as shopping gravitates to online and mobile purchases. Meanwhile, Amazon Web Services is improving the way companies utilize IT services, using its scale to offer a disruptive pricing model to businesses seeking IT functions in the cloud.

Activision Blizzard also detracted from performance. The stock fell after missing earnings expectations. We continue to believe there are some broad, favorable secular trends around video games as the demographic audience for gaming is growing, but we sold the position because we believe the range of outcomes for the company has widened and that there are better growth ideas to include in the portfolio.

OUTLOOK

The volatility that came to define equity markets at the end of 2018 has eased significantly, helping stocks deliver a strong recovery in early 2019. The issues that sparked volatility – geopolitical concerns, U.S.-China trade negotiations and the 2020 U.S. election cycle – persist and could again become short-term market movers. But in the first quarter, those issues took a backseat to the Fed’s decision to slow its pace of rate hikes. Other countries, have also taken a more accommodative stance. Now that central banks look to be stepping back from policy tightening, the next question is whether the global economy can remain in fighting form.

While most companies we speak with are not seeing evidence of a slowdown, we acknowledge that it’s been a decade since the last recession, and as business cycles age, growth typically moderates. Policy uncertainty and ongoing trade tensions have also created headwinds for economic growth.

Against that backdrop, we are focused on finding companies that we think have secular tailwinds, capable management teams and other high-quality attributes that can help sustain revenue growth over the long term. In our opinion, examples include biotech companies developing groundbreaking medicines, global payments firms facilitating the move from cash to digital payments and cloud service providers enabling workloads to move from on-premises servers to the cloud. We are also focused on companies that may thrive in the latter part of the business cycle, such as suppliers of agriculture equipment, as farmers may no longer be able to put off upgrading aging tractors and combines.

By taking an active approach and focusing on companies with the high-quality attributes described above, we believe investors may be able to root out durable growth no matter how the economy fares over the next year.

Thank you for your continued investment in Janus Henderson Research Fund.

2	MARCH 31, 2019

Janus Henderson Research Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Microsoft Corp	0.39%	NVIDIA Corp	-0.71%
	Starbucks Corp	0.33%	Apple Inc	-0.70%
	Ball Corp	0.30%	Amazon.com Inc	-0.69%
	Crown Castle International Corp	0.26%	Activision Blizzard Inc	-0.62%
	Lam Research Corp	0.21%	Flex Ltd	-0.33%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	0.76%	14.37%	14.37%
	Consumer	0.45%	22.87%	22.95%
	Financials	0.15%	11.70%	11.70%
	Energy	0.14%	0.85%	0.81%
	Other**	0.13%	0.40%	0.01%

	2 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Technology	-1.11%	35.87%	36.23%
	Healthcare	0.10%	13.94%	13.93%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	The sectors listed above reflect those covered by the six analyst teams who comprise the Janus Henderson Research Team.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Research Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Microsoft Corp
Software	7.1%
Alphabet Inc - Class C
Interactive Media & Services	7.0%
Amazon.com Inc
Internet & Direct Marketing Retail	6.1%
Apple Inc
Technology Hardware, Storage & Peripherals	3.6%
Visa Inc
Information Technology Services	3.0%
26.8%

Asset Allocation - (% of Net Assets)
Common Stocks	99.4%
Investment Companies	0.7%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Research Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-2.11%	11.76%	11.32%	16.85%	10.98%	0.93%
Class A Shares at MOP	-7.74%	5.33%	10.01%	16.16%	10.73%
Class C Shares at NAV	-2.45%	11.02%	10.54%	15.84%	10.22%	1.68%
Class C Shares at CDSC	-3.33%	10.02%	10.54%	15.84%	10.22%
Class D Shares(1)	-2.01%	12.00%	11.54%	17.12%	11.22%	0.72%
Class I Shares	-2.00%	12.07%	11.62%	17.03%	11.19%	0.65%
Class N Shares	-1.93%	12.18%	11.71%	17.03%	11.19%	0.58%
Class R Shares	-2.28%	11.35%	11.05%	16.45%	10.72%	1.36%
Class S Shares	-2.18%	11.61%	11.16%	16.64%	10.83%	1.08%
Class T Shares	-2.06%	11.91%	11.45%	17.03%	11.19%	0.83%
Russell 1000 Growth Index	-2.34%	12.75%	13.50%	17.52%	9.48%
S&P 500 Index	-1.72%	9.50%	10.91%	15.92%	9.59%
Morningstar Quartile - Class T Shares	-	2nd	3rd	2nd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	574/1,427	716/1,314	284/1,126	40/435

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest,

Janus Investment Fund	5

Janus Henderson Research Fund (unaudited)

Performance

foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Class R Shares commenced operations on January 27, 2017. Performance shown for periods prior to January 27, 2017, reflects the historical performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – May 3, 1993

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Research Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$978.90	$4.39	$1,000.00	$1,020.49	$4.48	0.89%
Class C Shares	$1,000.00	$975.50	$7.88	$1,000.00	$1,016.95	$8.05	1.60%
Class D Shares	$1,000.00	$979.90	$3.36	$1,000.00	$1,021.54	$3.43	0.68%
Class I Shares	$1,000.00	$980.00	$3.06	$1,000.00	$1,021.84	$3.13	0.62%
Class N Shares	$1,000.00	$980.70	$2.67	$1,000.00	$1,022.24	$2.72	0.54%
Class R Shares	$1,000.00	$977.20	$6.11	$1,000.00	$1,018.75	$6.24	1.24%
Class S Shares	$1,000.00	$978.20	$5.13	$1,000.00	$1,019.75	$5.24	1.04%
Class T Shares	$1,000.00	$979.40	$3.80	$1,000.00	$1,021.09	$3.88	0.77%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 99.4%
Aerospace & Defense – 3.5%
Axon Enterprise Inc*	1,375,728	$74,853,361
Boeing Co	607,912	231,869,795
L3 Technologies Inc	872,726	180,104,465
		486,827,621
Auto Components – 0.8%
Aptiv PLC	1,484,453	117,999,169
Beverages – 0.9%
Constellation Brands Inc	751,346	131,733,494
Biotechnology – 4.2%
AbbVie Inc	2,328,995	187,693,707
AnaptysBio Inc*	741,369	54,157,005
Gilead Sciences Inc	908,881	59,086,354
Insmed Inc*	1,876,715	54,556,105
Mirati Therapeutics Inc*	396,367	29,053,701
Neurocrine Biosciences Inc*	1,278,368	112,624,221
Sage Therapeutics Inc*	231,583	36,833,276
Sarepta Therapeutics Inc*	443,776	52,893,661
		586,898,030
Capital Markets – 2.3%
Blackstone Group LP	1,211,423	42,363,462
CME Group Inc	449,718	74,014,588
Intercontinental Exchange Inc	1,269,426	96,654,096
TD Ameritrade Holding Corp	2,082,890	104,123,671
		317,155,817
Chemicals – 2.1%
Air Products & Chemicals Inc	791,684	151,179,977
Sherwin-Williams Co	346,805	149,372,382
		300,552,359
Construction Materials – 0.7%
Vulcan Materials Co	861,618	102,015,571
Consumer Finance – 0.6%
Synchrony Financial	2,560,847	81,691,019
Containers & Packaging – 0.6%
Ball Corp	1,501,262	86,863,019
Diversified Consumer Services – 0.5%
ServiceMaster Global Holdings Inc*	1,396,676	65,224,769
Electrical Equipment – 0.5%
Sensata Technologies Holding PLC*	1,710,477	77,005,675
Electronic Equipment, Instruments & Components – 0.6%
Cognex Corp	1,669,839	84,928,012
Entertainment – 3.7%
Liberty Media Corp-Liberty Formula One*	2,687,171	94,185,344
Netflix Inc*	644,613	229,843,211
Walt Disney Co	1,730,758	192,166,061
		516,194,616
Equity Real Estate Investment Trusts (REITs) – 1.9%
Crown Castle International Corp	1,758,758	225,121,024
Invitation Homes Inc	1,403,566	34,148,761
		259,269,785
Health Care Equipment & Supplies – 2.1%
Abbott Laboratories	1,419,534	113,477,548
Boston Scientific Corp*	3,147,401	120,797,250
ICU Medical Inc*	257,153	61,544,428
		295,819,226
Health Care Providers & Services – 3.1%
Humana Inc	457,826	121,781,716
UnitedHealth Group Inc	1,240,637	306,759,905
		428,541,621

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Health Care Technology – 0.4%
Teladoc Health Inc*	1,000,084	$55,604,670
Hotels, Restaurants & Leisure – 4.8%
Aramark	2,904,641	85,832,142
Dunkin' Brands Group Inc	703,901	52,862,965
Hilton Worldwide Holdings Inc	1,284,113	106,722,631
McDonald's Corp	669,177	127,076,712
Norwegian Cruise Line Holdings Ltd*	2,260,094	124,214,766
Starbucks Corp	2,328,917	173,131,690
		669,840,906
Independent Power and Renewable Electricity Producers – 0.3%
NRG Energy Inc	862,875	36,654,930
Information Technology Services – 9.1%
Gartner Inc*	1,597,891	242,368,107
GoDaddy Inc*	1,962,384	147,551,653
Mastercard Inc	1,557,970	366,824,037
Visa Inc	2,681,453	418,816,144
Worldpay Inc*	875,742	99,396,717
		1,274,956,658
Insurance – 1.3%
Progressive Corp	2,457,922	177,191,597
Interactive Media & Services – 8.7%
Alphabet Inc - Class C*	836,432	981,394,030
Facebook Inc*	1,369,503	228,282,455
		1,209,676,485
Internet & Direct Marketing Retail – 6.7%
Amazon.com Inc*	477,681	850,630,441
Wayfair Inc*	558,400	82,894,480
		933,524,921
Life Sciences Tools & Services – 0.9%
Thermo Fisher Scientific Inc	435,761	119,276,501
Machinery – 3.5%
Deere & Co	761,568	121,729,029
Illinois Tool Works Inc	963,602	138,305,795
Parker-Hannifin Corp	839,112	144,008,401
Wabtec Corp	1,182,427	87,168,518
		491,211,743
Media – 1.4%
Discovery Inc - Class C*	3,272,849	83,195,822
Liberty Broadband Corp*	1,222,564	112,158,021
		195,353,843
Oil, Gas & Consumable Fuels – 0.5%
Enterprise Products Partners LP	1,125,160	32,742,156
EOG Resources Inc	365,816	34,818,367
		67,560,523
Personal Products – 1.0%
Estee Lauder Cos Inc	846,602	140,154,961
Pharmaceuticals – 2.5%
Bristol-Myers Squibb Co	1,706,250	81,405,188
Elanco Animal Health Inc*	1,683,440	53,987,921
Eli Lilly & Co	748,546	97,131,329
Merck & Co Inc	1,413,597	117,568,863
		350,093,301
Professional Services – 1.6%
CoStar Group Inc*	275,249	128,381,639
Verisk Analytics Inc	704,929	93,755,557
		222,137,196
Road & Rail – 1.4%
CSX Corp	2,640,556	197,566,400

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – 6.2%
Lam Research Corp	948,139	$169,726,362
Microchip Technology Inc	1,550,497	128,629,231
NVIDIA Corp	1,400,072	251,396,928
Texas Instruments Inc	2,917,698	309,480,227
		859,232,748
Software – 13.9%
Adobe Inc*	1,305,173	347,815,553
Autodesk Inc*	908,265	141,525,852
Microsoft Corp	8,424,829	993,624,332
salesforce.com Inc*	1,592,914	252,269,790
SS&C Technologies Holdings Inc	1,519,857	96,799,692
Tyler Technologies Inc*	537,731	109,912,216
		1,941,947,435
Technology Hardware, Storage & Peripherals – 3.6%
Apple Inc	2,677,503	508,591,695
Textiles, Apparel & Luxury Goods – 1.4%
NIKE Inc	2,381,064	200,509,399
Tobacco – 2.1%
Altria Group Inc	5,132,918	294,783,481
Total Common Stocks (cost $9,814,601,349)		13,884,589,196
Investment Companies – 0.7%
Money Markets – 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£ (cost $93,049,000)	93,049,000	93,049,000
Total Investments (total cost $9,907,650,349) – 100.1%		13,977,638,196
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(14,554,558)
Net Assets – 100%		$13,963,083,638

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Research Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Limited Partnership Interests - N/A
Real Estate Investment Trusts (REITs) - N/A
Colony America Homes III LP	$-	$(37,392)	$35,019	$-
Total Limited Partnership Interests - N/A	$-	$(37,392)	$35,019	$-
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	498,463	-	-	93,049,000
Total Affiliated Investments - 0.7%	$498,463	$(37,392)	$35,019	$93,049,000

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Limited Partnership Interests - N/A
Real Estate Investment Trusts (REITs) - N/A
Colony America Homes III LP	6,344,053	-	(6,344,053)Ð	-
Investment Companies - 0.7%
Money Markets - 0.7%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	130,688,000	745,610,246	(783,249,246)	93,049,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Research Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Growth Index	Russell 1000® Growth Index reflects the performance of U.S. large-cap equities with higher price-to-book ratios and higher forecasted growth values.
S&P 500® Index	S&P 500® Index reflects U.S. large-cap equity performance and represents broad U.S. equity market performance.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$13,884,589,196	$-	$-
Investment Companies	-	93,049,000	-
Total Assets	$13,884,589,196	$93,049,000	$-

12	MARCH 31, 2019

Janus Henderson Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Assets:
Unaffiliated investments, at value(1)	$13,884,589,196
Affiliated investments, at value(2)	93,049,000
Non-interested Trustees' deferred compensation	339,187
Receivables:
Investments sold	32,648,401
Dividends	14,178,622
Fund shares sold	2,613,708
Dividends from affiliates	116,550
Foreign tax reclaims	32,301
Other assets	1,007,783
Total Assets	14,028,574,748
Liabilities:
Due to custodian	2,507,568
Payables:	—
Investments purchased	49,186,085
Advisory fees	6,123,496
Fund shares repurchased	4,819,183
Transfer agent fees and expenses	1,965,027
Non-interested Trustees' deferred compensation fees	339,187
Non-interested Trustees' fees and expenses	98,232
Professional fees	33,645
12b-1 Distribution and shareholder servicing fees	32,931
Affiliated fund administration fees payable	29,360
Custodian fees	352
Accrued expenses and other payables	356,044
Total Liabilities	65,491,110
Net Assets	$13,963,083,638

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Research Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,293,622,804
Total distributable earnings (loss)	4,669,460,834
Total Net Assets	$13,963,083,638
Net Assets - Class A Shares	$29,442,537
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	624,939
Net Asset Value Per Share(3)	$47.11
Maximum Offering Price Per Share(4)	$49.98
Net Assets - Class C Shares	$21,969,463
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	500,056
Net Asset Value Per Share(3)	$43.93
Net Assets - Class D Shares	$10,009,776,918
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	210,900,021
Net Asset Value Per Share	$47.46
Net Assets - Class I Shares	$330,441,442
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,976,499
Net Asset Value Per Share	$47.36
Net Assets - Class N Shares	$300,692,024
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,349,198
Net Asset Value Per Share	$47.36
Net Assets - Class R Shares	$4,571,939
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	97,016
Net Asset Value Per Share	$47.13
Net Assets - Class S Shares	$29,510,501
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	636,715
Net Asset Value Per Share	$46.35
Net Assets - Class T Shares	$3,236,678,814
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	68,153,656
Net Asset Value Per Share	$47.49

(1) Includes cost of $9,814,601,349.

(2) Includes cost of $93,049,000.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$86,399,416
Dividends from affiliates	498,463
Other income	22
Foreign tax withheld	(709)
Total Investment Income	86,897,192
Expenses:
Advisory fees	35,297,714
12b-1 Distribution and shareholder servicing fees:
Class A Shares	33,850
Class C Shares	105,772
Class R Shares	8,702
Class S Shares	33,122
Transfer agent administrative fees and expenses:
Class D Shares	5,670,932
Class R Shares	5,561
Class S Shares	33,148
Class T Shares	3,855,590
Transfer agent networking and omnibus fees:
Class A Shares	11,428
Class C Shares	10,200
Class I Shares	132,560
Other transfer agent fees and expenses:
Class A Shares	1,335
Class C Shares	1,100
Class D Shares	593,471
Class I Shares	7,301
Class N Shares	3,367
Class R Shares	39
Class S Shares	196
Class T Shares	15,688
Shareholder reports expense	623,681
Non-interested Trustees’ fees and expenses	213,034
Affiliated fund administration fees	165,305
Registration fees	89,340
Professional fees	80,064
Custodian fees	41,448
Other expenses	394,202
Total Expenses	47,428,150
Less: Excess Expense Reimbursement and Waivers	(1,299,056)
Net Expenses	46,129,094
Net Investment Income/(Loss)	40,768,098

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Research Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments	$604,651,610
Investments in affiliates	(37,392)
Total Net Realized Gain/(Loss) on Investments	604,614,218
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(992,853,995)
Investments in affiliates	35,019
Total Change in Unrealized Net Appreciation/Depreciation	(992,818,976)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(347,436,660)

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Research Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$40,768,098	$50,444,875
Net realized gain/(loss) on investments	604,614,218	1,268,225,589
Change in unrealized net appreciation/depreciation	(992,818,976)	1,628,328,591
Net Increase/(Decrease) in Net Assets Resulting from Operations	(347,436,660)	2,946,999,055
Dividends and Distributions to Shareholders
Class A Shares	(2,467,493)	(1,240,183)
Class C Shares	(2,114,283)	(1,292,617)
Class D Shares	(871,600,628)	(466,539,086)
Class I Shares	(31,291,158)	(19,471,162)
Class N Shares	(26,303,669)	(13,156,225)
Class R Shares	(406,120)	(230,458)
Class S Shares	(2,391,999)	(1,366,626)
Class T Shares	(283,450,836)	(155,356,686)
Net Decrease from Dividends and Distributions to Shareholders	(1,220,026,186)	(658,653,043)
Capital Share Transactions:
Class A Shares	3,871,233	(920,519)
Class C Shares	(2,390,907)	(2,138,290)
Class D Shares	569,149,184	(154,644,395)
Class I Shares	(12,291,288)	(45,920,218)
Class N Shares	22,271,972	(2,587,485)
Class R Shares	99,379	(987,113)
Class S Shares	4,482,334	(4,027,612)
Class T Shares	126,183,506	(141,889,672)
Net Increase/(Decrease) from Capital Share Transactions	711,375,413	(353,115,304)
Net Increase/(Decrease) in Net Assets	(856,087,433)	1,935,230,708
Net Assets:
Beginning of period	14,819,171,071	12,883,940,363
End of period	$13,963,083,638	$14,819,171,071

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson Research Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$53.33	$45.29	$42.31	$42.48	$46.48	$39.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.10	0.08	0.13	0.03	0.11	0.11
Net realized and unrealized gain/(loss)	(1.91)	10.25	6.50	3.80	2.07	7.55
Total from Investment Operations	(1.81)	10.33	6.63	3.83	2.18	7.66
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.03)	(0.01)	(0.16)	(0.02)	(0.14)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)
Total Dividends and Distributions	(4.41)	(2.29)	(3.65)	(4.00)	(6.18)	(0.27)
Net Asset Value, End of Period	$47.11	$53.33	$45.29	$42.31	$42.48	$46.48
Total Return*	(2.11)%	23.56%	16.70%	9.24%	4.83%	19.68%
Net Assets, End of Period (in thousands)	$29,443	$28,474	$25,233	$29,215	$29,202	$15,851
Average Net Assets for the Period (in thousands)	$27,154	$26,135	$25,873	$31,952	$22,816	$18,486
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.93%	0.93%	1.04%	1.10%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.91%	0.92%	1.04%	1.10%	0.93%
Ratio of Net Investment Income/(Loss)	0.44%	0.17%	0.29%	0.08%	0.25%	0.25%
Portfolio Turnover Rate	25%	43%	46%	38%	45%	44%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$50.18	$42.99	$40.60	$41.07	$45.41	$38.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.23)	(0.16)	(0.25)	(0.22)	(0.21)
Net realized and unrealized gain/(loss)	(1.83)	9.68	6.19	3.67	2.04	7.40
Total from Investment Operations	(1.90)	9.45	6.03	3.42	1.82	7.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	(0.05)	—	—
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)
Total Dividends and Distributions	(4.35)	(2.26)	(3.64)	(3.89)	(6.16)	(0.13)
Net Asset Value, End of Period	$43.93	$50.18	$42.99	$40.60	$41.07	$45.41
Total Return*	(2.45)%	22.73%	15.89%	8.49%	4.08%	18.78%
Net Assets, End of Period (in thousands)	$21,969	$27,515	$25,527	$19,591	$16,072	$3,509
Average Net Assets for the Period (in thousands)	$22,393	$26,463	$21,993	$18,979	$9,187	$3,091
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.61%	1.61%	1.60%	1.74%	1.82%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.58%	1.60%	1.74%	1.82%	1.67%
Ratio of Net Investment Income/(Loss)	(0.30)%	(0.50)%	(0.39)%	(0.62)%	(0.51)%	(0.48)%
Portfolio Turnover Rate	25%	43%	46%	38%	45%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Research Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$53.74	$45.60	$42.69	$42.76	$46.82	$39.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.15	0.19	0.22	0.11	0.21	0.21
Net realized and unrealized gain/(loss)	(1.93)	10.33	6.53	3.85	2.05	7.59
Total from Investment Operations	(1.78)	10.52	6.75	3.96	2.26	7.80
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.12)	(0.20)	(0.19)	(0.16)	(0.19)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)
Total Dividends and Distributions	(4.50)	(2.38)	(3.84)	(4.03)	(6.32)	(0.32)
Net Asset Value, End of Period	$47.46	$53.74	$45.60	$42.69	$42.76	$46.82
Total Return*	(2.01)%	23.85%	16.90%	9.48%	5.00%	19.93%
Net Assets, End of Period (in thousands)	$10,009,777	$10,550,222	$9,078,354	$2,576,037	$2,487,683	$2,469,614
Average Net Assets for the Period (in thousands)	$9,477,520	$9,778,967	$5,277,885	$2,557,161	$2,639,279	$2,383,927
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.72%	0.73%	0.85%	0.92%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.69%	0.73%	0.85%	0.92%	0.72%
Ratio of Net Investment Income/(Loss)	0.64%	0.39%	0.50%	0.27%	0.46%	0.47%
Portfolio Turnover Rate	25%	43%	46%	38%	45%	44%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$53.67	$45.53	$42.65	$42.72	$46.80	$39.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.16	0.22	0.24	0.15	0.25	0.24
Net realized and unrealized gain/(loss)	(1.94)	10.32	6.53	3.84	2.05	7.58
Total from Investment Operations	(1.78)	10.54	6.77	3.99	2.30	7.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.14)	(0.25)	(0.22)	(0.22)	(0.22)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)
Total Dividends and Distributions	(4.53)	(2.40)	(3.89)	(4.06)	(6.38)	(0.35)
Net Asset Value, End of Period	$47.36	$53.67	$45.53	$42.65	$42.72	$46.80
Total Return*	(2.00)%	23.94%	16.98%	9.58%	5.09%	19.99%
Net Assets, End of Period (in thousands)	$330,441	$387,130	$372,836	$238,408	$249,202	$196,908
Average Net Assets for the Period (in thousands)	$327,076	$382,642	$285,259	$252,487	$241,355	$149,173
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.64%	0.65%	0.65%	0.77%	0.83%	0.65%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.63%	0.65%	0.77%	0.83%	0.65%
Ratio of Net Investment Income/(Loss)	0.68%	0.45%	0.55%	0.35%	0.54%	0.54%
Portfolio Turnover Rate	25%	43%	46%	38%	45%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Research Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$53.69	$45.54	$42.67	$42.75	$46.82	$39.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.18	0.26	0.27	0.18	0.27	0.28
Net realized and unrealized gain/(loss)	(1.94)	10.31	6.54	3.83	2.08	7.59
Total from Investment Operations	(1.76)	10.57	6.81	4.01	2.35	7.87
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.16)	(0.30)	(0.25)	(0.26)	(0.24)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)
Total Dividends and Distributions	(4.57)	(2.42)	(3.94)	(4.09)	(6.42)	(0.37)
Net Asset Value, End of Period	$47.36	$53.69	$45.54	$42.67	$42.75	$46.82
Total Return*	(1.95)%	24.02%	17.10%	9.61%	5.21%	20.14%
Net Assets, End of Period (in thousands)	$300,692	$311,140	$266,604	$197,218	$127,816	$66,011
Average Net Assets for the Period (in thousands)	$282,511	$278,339	$231,105	$159,160	$93,427	$57,271
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.55%	0.58%	0.57%	0.68%	0.76%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.56%	0.56%	0.68%	0.76%	0.55%
Ratio of Net Investment Income/(Loss)	0.78%	0.53%	0.63%	0.43%	0.59%	0.63%
Portfolio Turnover Rate	25%	43%	46%	38%	45%	44%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(2)
Net Asset Value, Beginning of Period	$53.37	$45.47	$41.78
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	(0.12)	(0.03)
Net realized and unrealized gain/(loss)	(1.91)	10.28	5.23
Total from Investment Operations	(1.89)	10.16	5.20
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.04)
Distributions (from capital gains)	(4.35)	(2.26)	(1.47)
Total Dividends and Distributions	(4.35)	(2.26)	(1.51)
Net Asset Value, End of Period	$47.13	$53.37	$45.47
Total Return*	(2.28)%	23.06%	12.67%
Net Assets, End of Period (in thousands)	$4,572	$5,021	$5,200
Average Net Assets for the Period (in thousands)	$4,461	$4,931	$3,162
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.26%	1.35%	1.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.33%	1.35%
Ratio of Net Investment Income/(Loss)	0.07%	(0.25)%	(0.09)%
Portfolio Turnover Rate	25%	43%	46%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from January 27, 2017 (inception date) through September 30, 2017.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Research Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$52.52	$44.68	$41.91	$42.12	$46.19	$38.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.06	0.01	0.07	(0.03)	0.12	0.05
Net realized and unrealized gain/(loss)	(1.88)	10.10	6.41	3.78	1.97	7.52
Total from Investment Operations	(1.82)	10.11	6.48	3.75	2.09	7.57
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.01)	(0.07)	(0.12)	—(2)	(0.21)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)
Total Dividends and Distributions	(4.35)	(2.27)	(3.71)	(3.96)	(6.16)	(0.34)
Net Asset Value, End of Period	$46.35	$52.52	$44.68	$41.91	$42.12	$46.19
Total Return*	(2.18)%	23.38%	16.53%	9.09%	4.66%	19.53%
Net Assets, End of Period (in thousands)	$29,511	$27,788	$27,354	$4,305	$1,563	$3,059
Average Net Assets for the Period (in thousands)	$26,592	$27,937	$13,782	$2,985	$2,147	$2,593
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.08%	1.08%	1.18%	1.23%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.06%	1.07%	1.17%	1.23%	1.06%
Ratio of Net Investment Income/(Loss)	0.29%	0.03%	0.17%	(0.07)%	0.26%	0.12%
Portfolio Turnover Rate	25%	43%	46%	38%	45%	44%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$53.74	$45.61	$42.67	$42.76	$46.80	$39.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.13	0.14	0.18	0.08	0.18	0.17
Net realized and unrealized gain/(loss)	(1.93)	10.33	6.54	3.84	2.06	7.60
Total from Investment Operations	(1.80)	10.47	6.72	3.92	2.24	7.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.08)	(0.14)	(0.17)	(0.12)	(0.17)
Distributions (from capital gains)	(4.35)	(2.26)	(3.64)	(3.84)	(6.16)	(0.13)
Total Dividends and Distributions	(4.45)	(2.34)	(3.78)	(4.01)	(6.28)	(0.30)
Net Asset Value, End of Period	$47.49	$53.74	$45.61	$42.67	$42.76	$46.80
Total Return*	(2.06)%	23.74%	16.81%	9.38%	4.94%	19.85%
Net Assets, End of Period (in thousands)	$3,236,679	$3,481,882	$3,082,833	$1,468,135	$1,509,667	$1,505,253
Average Net Assets for the Period (in thousands)	$3,092,946	$3,264,878	$2,119,275	$1,516,188	$1,622,384	$1,466,282
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.83%	0.83%	0.94%	1.00%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.79%	0.81%	0.93%	0.99%	0.80%
Ratio of Net Investment Income/(Loss)	0.54%	0.29%	0.42%	0.19%	0.40%	0.39%
Portfolio Turnover Rate	25%	43%	46%	38%	45%	44%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Research Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

22	MARCH 31, 2019

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

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Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

24	MARCH 31, 2019

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and

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Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Growth Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets based on the Fund’s relative performance compared to the cumulative investment record of its benchmark index over a 36-month performance measurement period or shorter time period, as applicable. Effective May 1, 2017, Janus Fund merged into the Fund. For two years after the merger Janus Capital has agreed to waive its investment advisory fee by

26	MARCH 31, 2019

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

calculating the performance adjustment using the lesser of the Fund's 36-month historical performance or a blended historical performance comprised of Janus Fund's performance for periods prior to the merger and the Fund's performance for the periods after the merger.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended March 31, 2019, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.53%.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or

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Notes to Financial Statements (unaudited)

similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities.

28	MARCH 31, 2019

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $7,115.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $726.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2019, the Fund engaged in cross trades amounting to $9,156,970 sales, resulting in a net realized loss of $588,336. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	29

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, straddle deferrals, and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,924,958,103	$4,244,568,548	$(191,888,455)	$ 4,052,680,093

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	176,329	$ 7,863,972	181,837	$ 8,937,738
Reinvested dividends and distributions	55,301	2,252,394	24,111	1,119,697
Shares repurchased	(140,576)	(6,245,133)	(229,243)	(10,977,954)
Net Increase/(Decrease)	91,054	$ 3,871,233	(23,295)	$ (920,519)
Class C Shares:
Shares sold	30,492	$ 1,218,060	60,956	$ 2,771,645
Reinvested dividends and distributions	49,845	1,896,597	26,071	1,145,051
Shares repurchased	(128,561)	(5,505,564)	(132,577)	(6,054,986)
Net Increase/(Decrease)	(48,224)	$ (2,390,907)	(45,550)	$ (2,138,290)
Class D Shares:
Shares sold	1,572,099	$ 72,513,513	3,046,345	$ 147,993,097
Reinvested dividends and distributions	20,530,445	841,953,527	9,664,931	451,545,572
Shares repurchased	(7,507,027)	(345,317,856)	(15,473,621)	(754,183,064)
Net Increase/(Decrease)	14,595,517	$569,149,184	(2,762,345)	$(154,644,395)
Class I Shares:
Shares sold	704,893	$ 32,275,918	2,409,060	$ 117,511,943
Reinvested dividends and distributions	690,598	28,259,252	339,950	15,851,873
Shares repurchased	(1,632,624)	(72,826,458)	(3,723,888)	(179,284,034)
Net Increase/(Decrease)	(237,133)	$ (12,291,288)	(974,878)	$ (45,920,218)
Class N Shares:
Shares sold	346,997	$ 15,967,337	708,393	$ 35,182,918
Reinvested dividends and distributions	642,614	26,282,899	282,201	13,156,225
Shares repurchased	(436,047)	(19,978,264)	(1,049,465)	(50,926,628)
Net Increase/(Decrease)	553,564	$ 22,271,972	(58,871)	$ (2,587,485)
Class R Shares:
Shares sold	4,680	$ 213,853	11,003	$ 541,523
Reinvested dividends and distributions	9,691	395,104	4,680	218,246
Shares repurchased	(11,431)	(509,578)	(35,955)	(1,746,882)
Net Increase/(Decrease)	2,940	$ 99,379	(20,272)	$ (987,113)
Class S Shares:
Shares sold	114,955	$ 5,142,797	87,024	$ 4,140,447
Reinvested dividends and distributions	59,533	2,386,683	29,785	1,363,845
Shares repurchased	(66,843)	(3,047,146)	(200,001)	(9,531,904)
Net Increase/(Decrease)	107,645	$ 4,482,334	(83,192)	$ (4,027,612)
Class T Shares:
Shares sold	2,427,314	$112,679,709	4,816,787	$ 235,169,940
Reinvested dividends and distributions	6,743,511	276,753,691	3,242,542	151,588,850
Shares repurchased	(5,812,262)	(263,249,894)	(10,851,758)	(528,648,462)
Net Increase/(Decrease)	3,358,563	$126,183,506	(2,792,429)	$(141,889,672)

30	MARCH 31, 2019

Janus Henderson Research Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$3,339,496,085	$3,632,761,766	$ -	$ -

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Research Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

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Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

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Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

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Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Notes

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Notes

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Notes

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93053 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Triton Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Triton Fund

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a fundamentally driven investment process, focused on identifying smaller-cap companies with differentiated business models and sustainable competitive advantages, will drive outperformance relative to our benchmark and peers over time. Identifying small-cap companies with the potential to grow into the mid-cap space, allows us the flexibility to hold our positions and capture a longer growth period in a company's life cycle.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE

Janus Henderson Triton Fund’s Class I Shares returned -5.60% over the six-month period ended March 31, 2019. The Fund’s primary benchmark, the Russell 2500TM Growth Index, returned -4.90% during the period. The Fund’s secondary benchmark, the Russell 2000® Growth Index, returned -8.22%.

INVESTMENT ENVIRONMENT

U.S equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China and a rising fed funds rate all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter.

PERFORMANCE DISCUSSION

The Fund underperformed its primary benchmark, the Russell 2500 Growth Index, but outperformed its secondary benchmark, the Russell 2000 Growth Index, during the period. Our relative underperformance was due largely to stock selection in the health care sector. Much of our underperformance came from our underexposure to some of the smaller cap biotech names in the index that enjoyed a sharp rebound in the first quarter. We do find biotech an attractive area to invest in due to the immense innovation coming out of the sector, but have found it more challenging to invest in the area due to the lack of earnings by some of these companies. As we note in our outlook, we believe we can gain exposure to this innovation by investing in companies that supply into the biotech ecosystem, and are comfortable with our positioning within the sector given high valuations of some biotech companies.

We also held a couple of stocks within the health care sector that detracted from performance. Diplomat Pharmacy was our largest detractor in the sector. The stock was down after the company announced it would need to record an impairment charge related to acquisitions it made for its pharmacy benefits management (PBM) business. We were concerned about the impairment and other operational issues from the company, and sold the stock during the period.

Ligand Pharmaceuticals was another detractor. The market was disappointed with the company’s decision to sell its royalty rights to Promacta, a medicine used to treat low blood platelet counts. An investor also issued a short report that was critical of the company’s future revenue potential. We disagree with the report, however, and believe Ligand’s development pipeline is underappreciated by the market. Further, we like Ligand’s business model because we believe it stands to benefit from innovation in the health care sector. Ligand develops and acquires technologies that help other companies discover and develop medicines, and other technologies that make drugs more soluble. As such, Ligand benefits from the broad proliferation of innovative therapies around the globe. In our view, this is a less risky way to invest in medical innovation than an early stage biotech or pharmaceutical company, whose stock performance is often tied to the binary outcome of a single clinical trial under development.

Aside from our health care holdings, Broadridge Financial Solutions was a large detractor. The company provides investor communications services to a wide network of broker/dealers, financial advisors and mutual funds. Excitement about how the company will use blockchain for investor communications had driven the stock to a high valuation in prior months and the stock may have overcorrected this period, but nothing has materially changed for the business. Underlying fundamentals for the business remain healthy, and the company maintained

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Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

its earnings guidance for the next year. We continue to like the stock and believe the wide network Broadridge has set up among different players in the investor ecosystem remains a considerable competitive advantage for the company. Going forward, we believe Broadridge will further monetize this network as it mines data and insights for companies about their underlying investors.

We were pleased with the results of many other companies in our portfolio. Stock selection in the financial sector was a particular bright spot. LendingTree was our top contributor within the sector. The stock was up after the company announced better-than-expected earnings during the period. We were encouraged to see other business lines outside LendingTree’s mortgage business help drive quarterly earnings, confirming our thesis that LendingTree is expanding from being heavily dependent on mortgage origination and refinancing to a valuable platform that connects consumers with various lending needs with fragmented networks of lenders in several industries.

Beyond the financial sector, Euronet Worldwide was our top contributor. Several significant news items drove Euronet’s stock during the period. The company operates ATM machines around Europe, and pending European regulations around ATM withdrawal fees had been a concern for the company in much of 2018. However, the final proposal was not as onerous as the market initially feared, removing a negative overhang for the stock. Another driver for the stock was the announcement that Visa will allow dynamic currency conversions on international ATM transactions. The move will allow ATM operators such as Euronet an opportunity to offer conversion services to all international ATM transactions on Visa-branded cards around the world, and could boost Euronet’s 2019 earnings by as much as 10%. Going forward, we continue to like the recurring revenue streams associated with Euronet’s ATM business, and like that it has a market leading position in Europe.

Cadence Design Systems was another top contributor. Consecutive quarters of better-than-expected earnings growth helped drive the stock during the period. Cadence is a longtime holding in our portfolio, and our views on the company remain the same. In short, we like Cadence’s competitive position as one of only two companies specializing in semiconductor design software, which has become increasingly important as semiconductors continue to grow more complex. We also believe Cadence is a good way to invest in the broad trend of semiconductor innovation. By selling design software to a wide variety of semiconductor companies, it benefits when any one of them develops an innovative product that experiences strong demand.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

In 2018 commentaries and updates, we wrote about a valuation bifurcation taking place among small-cap stocks. After a fourth quarter sell-off and subsequent rebound, that dynamic has returned. Stocks of many companies with “recession-resistant” business models and companies tied to tantalizing secular growth trends trade at excessive multiples. Meanwhile, cyclical stocks or other companies facing near-term headwinds often trade at single-digit multiples and experience multiple compression even when they report better-than-expected earnings or revise future earnings guidance upward.

We are navigating this environment with the same approach we took for much of last year. We own companies tied to powerful secular growth trends such as biotech innovation or the transition of software services to the cloud, but have taken a selective approach. Our holdings in the biotech industry demonstrate this process. We’ve generally avoided the smallest biotech companies in the index, whose earnings streams are often tied to a single treatment still under development. Instead, we favor companies with established products whose earnings streams are more visible. We also hold companies providing services that improve drug delivery and development. Such businesses still benefit from broad industry innovation and the proliferation of new drugs, but should be less risky than owning a stock whose performance is tied largely to the binary outcome of a single clinical trial.

We’ve also managed the valuation bifurcation by tilting our portfolio modestly toward more cyclical companies with lower valuations, and growing earnings. For example, we’ve added to position sizes of industrial companies in recent months. We believe the market has taken an undiscerning view with these stocks, focusing only on the cyclicality of the business and overlooking ways in which some companies have deployed technology to improve margins or used low rates to dramatically improve their debt profile. Such actions could allow these companies to continue to grow earnings, even if the economy decelerates.

2	MARCH 31, 2019

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Going forward, we will continue to search for reasonably priced stocks where the underlying growth is misunderstood, and will take a disciplined approach to valuation.

Thank you for your investment in Janus Henderson Triton Fund.

Janus Investment Fund	3

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Euronet Worldwide Inc	0.59%	Broadridge Financial Solutions Inc	-0.51%
	Cadence Design Systems Inc	0.53%	Cooper-Standard Holdings Inc	-0.49%
	SS&C Technologies Holdings Inc	0.32%	Diplomat Pharmacy Inc	-0.46%
	Etsy Inc	0.25%	Ligand Pharmaceuticals Inc	-0.43%
	LendingTree Inc	0.24%	Cimpress NV	-0.36%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2500 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Other**	0.74%	4.17%	0.00%
	Financials	0.51%	6.17%	7.07%
	Energy	0.24%	1.48%	1.30%
	Consumer Staples	0.20%	2.41%	2.06%
	Consumer Discretionary	0.08%	12.04%	15.13%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2500 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-1.02%	20.16%	22.32%
	Industrials	-0.79%	20.94%	16.85%
	Real Estate	-0.18%	1.57%	2.75%
	Communication Services	-0.08%	1.32%	3.37%
	Utilities	-0.03%	0.00%	0.24%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	MARCH 31, 2019

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
SS&C Technologies Holdings Inc
Software	2.7%
HEICO Corp
Aerospace & Defense	2.4%
Broadridge Financial Solutions Inc
Information Technology Services	2.2%
Catalent Inc
Pharmaceuticals	2.2%
Euronet Worldwide Inc
Information Technology Services	2.1%
11.6%

Asset Allocation - (% of Net Assets)
Common Stocks	98.2%
Investment Companies	2.4%
Warrants	0.0%
Other	(0.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

Janus Investment Fund	5

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	-5.75%	6.11%	11.71%	18.60%	12.59%	1.30%
Class A Shares at MOP(1)	-11.16%	0.02%	10.39%	17.90%	12.11%
Class C Shares at NAV(1)	-6.04%	5.46%	11.02%	17.78%	11.81%	1.76%
Class C Shares at CDSC(1)	-6.91%	4.48%	11.02%	17.78%	11.81%
Class D Shares(1)	-5.61%	6.45%	12.06%	18.93%	12.86%	0.80%
Class I Shares(1)	-5.60%	6.48%	12.12%	18.82%	12.78%	0.75%
Class N Shares(1)	-5.55%	6.59%	12.23%	18.82%	12.78%	0.66%
Class R Shares(1)	-5.89%	5.78%	11.39%	18.24%	12.22%	1.41%
Class S Shares(1)	-5.77%	6.06%	11.68%	18.51%	12.47%	1.16%
Class T Shares(1)	-5.68%	6.33%	11.95%	18.82%	12.78%	0.91%
Russell 2500 Growth Index	-4.90%	7.54%	9.72%	17.50%	9.75%
Russell 2000 Growth Index	-8.22%	3.85%	8.41%	16.52%	8.89%
Morningstar Quartile - Class T Shares	-	3rd	1st	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	408/691	56/639	53/562	7/505

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization

6	MARCH 31, 2019

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Performance

companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 25, 2005

(1) Closed to certain new investors.

Janus Investment Fund	7

Janus Henderson Triton Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$942.50	$5.42	$1,000.00	$1,019.35	$5.64	1.12%
Class C Shares	$1,000.00	$939.60	$8.12	$1,000.00	$1,016.55	$8.45	1.68%
Class D Shares	$1,000.00	$943.90	$3.88	$1,000.00	$1,020.94	$4.03	0.80%
Class I Shares	$1,000.00	$944.00	$3.68	$1,000.00	$1,021.14	$3.83	0.76%
Class N Shares	$1,000.00	$944.50	$3.20	$1,000.00	$1,021.64	$3.33	0.66%
Class R Shares	$1,000.00	$941.10	$6.82	$1,000.00	$1,017.90	$7.09	1.41%
Class S Shares	$1,000.00	$942.30	$5.62	$1,000.00	$1,019.15	$5.84	1.16%
Class T Shares	$1,000.00	$943.20	$4.41	$1,000.00	$1,020.39	$4.58	0.91%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	MARCH 31, 2019

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 98.2%
Aerospace & Defense – 4.6%
Axon Enterprise Inc*	1,874,094	$101,969,455
HEICO Corp	3,205,120	269,422,387
Teledyne Technologies Inc*	643,776	152,581,350
		523,973,192
Auto Components – 0.9%
Cooper-Standard Holdings Inc*	830,542	39,002,252
Visteon Corp*	959,334	64,611,145
		103,613,397
Automobiles – 0.5%
Thor Industries Inc	955,321	59,583,371
Banks – 1.5%
Pacific Premier Bancorp Inc	2,025,907	53,747,313
PacWest Bancorp	1,937,947	72,886,187
Webster Financial Corp	902,724	45,741,025
		172,374,525
Biotechnology – 6.2%
Amicus Therapeutics Inc*	4,190,693	56,993,425
AnaptysBio Inc*	540,300	39,468,915
Eagle Pharmaceuticals Inc/DE*,£	1,117,381	56,416,567
FibroGen Inc*	877,325	47,682,614
Global Blood Therapeutics Inc*	1,070,240	56,647,803
Heron Therapeutics Inc*	2,347,401	57,370,480
Ironwood Pharmaceuticals Inc*	3,049,863	41,264,646
Ligand Pharmaceuticals Inc*	724,250	91,045,467
Neurocrine Biosciences Inc*	1,032,834	90,992,675
Puma Biotechnology Inc*	1,537,822	59,652,115
Sage Therapeutics Inc*	350,451	55,739,232
Sarepta Therapeutics Inc*	508,396	60,595,719
		713,869,658
Capital Markets – 3.9%
Eaton Vance Corp	1,526,057	61,515,358
LPL Financial Holdings Inc	3,019,253	210,290,971
MarketAxess Holdings Inc	320,265	78,810,811
MSCI Inc	466,907	92,839,788
		443,456,928
Chemicals – 2.5%
HB Fuller Co	2,047,890	99,609,370
Sensient Technologies Corp£	2,721,361	184,481,062
		284,090,432
Commercial Services & Supplies – 2.3%
Cimpress NV*	777,527	62,303,238
Healthcare Services Group Inc	3,050,733	100,643,682
KAR Auction Services Inc	1,894,201	97,191,453
		260,138,373
Communications Equipment – 0.3%
NETGEAR Inc*	937,041	31,034,798
Construction Materials – 0.6%
Summit Materials Inc*	4,037,183	64,070,094
Containers & Packaging – 1.5%
Crown Holdings Inc*	3,168,300	172,894,131
Diversified Consumer Services – 2.6%
frontdoor Inc*	1,949,114	67,088,504
ServiceMaster Global Holdings Inc*	4,988,086	232,943,616
		300,032,120
Electrical Equipment – 0.7%
EnerSys	764,954	49,844,403
Sensata Technologies Holding PLC*	718,201	32,333,409
		82,177,812

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 3.7%
Belden Inc£	2,038,165	$109,449,460
Cognex Corp	748,066	38,046,637
National Instruments Corp	1,000,412	44,378,276
OSI Systems Inc*,£	1,212,884	106,248,638
Rogers Corp*	791,655	125,778,146
		423,901,157
Entertainment – 0.7%
AMC Entertainment Holdings Inc#,£	5,237,661	77,779,266
Equity Real Estate Investment Trusts (REITs) – 0.8%
Lamar Advertising Co	1,121,881	88,920,288
Food & Staples Retailing – 0.5%
Casey's General Stores Inc	436,617	56,223,171
Food Products – 1.7%
Hostess Brands Inc*	4,096,466	51,205,825
Premium Brands Holdings Corp	1,058,618	61,004,031
Simply Good Foods Co*	4,072,031	83,843,118
		196,052,974
Health Care Equipment & Supplies – 7.8%
DexCom Inc*	389,350	46,371,585
Glaukos Corp*	989,625	77,556,911
Globus Medical Inc*	1,801,242	88,999,367
ICU Medical Inc*	523,867	125,377,089
Inogen Inc*	510,072	48,645,567
Integra LifeSciences Holdings Corp*	2,646,815	147,480,532
Natus Medical Inc*,£	3,017,646	76,587,855
STERIS PLC	1,526,489	195,436,387
West Pharmaceutical Services Inc	798,241	87,966,158
		894,421,451
Health Care Providers & Services – 0.5%
HealthEquity Inc*	710,401	52,555,466
Health Care Technology – 0.4%
Medidata Solutions Inc*	682,207	49,964,841
Hotels, Restaurants & Leisure – 3.4%
Dunkin' Brands Group Inc	1,128,430	84,745,093
Jack in the Box Inc	804,309	65,197,288
Playa Hotels & Resorts NV*	3,268,267	24,936,877
Six Flags Entertainment Corp	1,280,294	63,182,509
Texas Roadhouse Inc	1,067,625	66,395,599
Wendy's Co	4,883,102	87,358,695
		391,816,061
Industrial Conglomerates – 1.6%
Carlisle Cos Inc	1,480,592	181,550,191
Information Technology Services – 7.7%
Broadridge Financial Solutions Inc	2,415,984	250,513,381
Euronet Worldwide Inc*	1,651,829	235,534,297
Jack Henry & Associates Inc	656,205	91,041,882
LiveRamp Holdings Inc*	1,135,780	61,979,515
MAXIMUS Inc	933,997	66,295,107
WEX Inc*	670,780	128,783,052
Wix.com Ltd*	366,107	44,236,709
		878,383,943
Internet & Direct Marketing Retail – 3.1%
Etsy Inc*	1,798,482	120,893,960
GrubHub Inc*	721,963	50,154,770
Liberty Expedia Holdings Inc*	1,591,637	68,122,064
MakeMyTrip Ltd*	1,384,253	38,205,383
Wayfair Inc*	490,743	72,850,798
		350,226,975

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Life Sciences Tools & Services – 3.0%
Bio-Techne Corp	680,554	$135,123,997
Bruker Corp	3,047,384	117,141,441
PerkinElmer Inc	906,687	87,368,359
		339,633,797
Machinery – 8.1%
Donaldson Co Inc	2,516,554	125,978,693
Gates Industrial Corp PLC*	4,663,117	66,869,098
Hillenbrand Inc	1,754,123	72,848,728
ITT Inc	2,392,082	138,740,756
Kennametal Inc	1,985,719	72,975,173
Middleby Corp*	672,521	87,447,906
Milacron Holdings Corp*	1,412,354	15,987,847
Nordson Corp	860,867	114,082,095
Proto Labs Inc*	496,215	52,172,045
Rexnord Corp*	4,689,972	117,905,896
Wabtec Corp	869,538	64,102,341
		929,110,578
Media – 0.6%
Cable One Inc	69,837	68,536,635
Oil, Gas & Consumable Fuels – 1.3%
DCP Midstream LP#	2,422,158	80,052,322
Magnolia Oil & Gas Corp*	6,046,566	72,558,792
		152,611,114
Personal Products – 0.6%
Ontex Group NV	2,857,797	64,298,670
Pharmaceuticals – 2.4%
Catalent Inc*	6,114,215	248,175,987
Nektar Therapeutics*	952,651	32,009,074
		280,185,061
Professional Services – 1.5%
CoStar Group Inc*	115,383	53,816,939
TriNet Group Inc*	2,031,240	121,346,278
		175,163,217
Real Estate Management & Development – 0.5%
Jones Lang LaSalle Inc	370,882	57,182,587
Road & Rail – 1.3%
Old Dominion Freight Line Inc	467,617	67,519,219
Saia Inc*	1,271,653	77,697,998
		145,217,217
Semiconductor & Semiconductor Equipment – 2.9%
Entegris Inc	2,652,161	94,655,626
ON Semiconductor Corp*	8,385,949	172,498,971
Xperi Corp£	2,568,465	60,102,081
		327,256,678
Software – 13.4%
ACI Worldwide Inc*	1,868,853	61,429,198
Avalara Inc*	1,149,968	64,156,715
Blackbaud Inc£	2,731,339	217,769,658
Cadence Design Systems Inc*	3,438,488	218,378,373
Cision Ltd*	5,171,709	71,214,433
Digimarc Corp*,#,£	1,003,013	31,474,548
Envestnet Inc*	1,932,465	126,363,886
Guidewire Software Inc*	907,757	88,197,670
RealPage Inc*	2,136,556	129,667,584
SS&C Technologies Holdings Inc	4,903,351	312,294,425
Ultimate Software Group Inc*	339,829	112,187,748
Zendesk Inc*	1,240,013	105,401,105
		1,538,535,343

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Specialty Retail – 0.5%
Williams-Sonoma Inc	955,733	$53,779,096
Technology Hardware, Storage & Peripherals – 0.9%
NCR Corp*	3,606,011	98,408,040
Textiles, Apparel & Luxury Goods – 0.5%
Carter's Inc	618,827	62,371,573
Thrifts & Mortgage Finance – 0.7%
LendingTree Inc*	238,303	83,777,803
Total Common Stocks (cost $7,872,988,490)		11,229,172,024
Warrants – 0%
Oil, Gas & Consumable Fuels – 0%
Magnolia Oil & Gas Corp, expires, 7/31/23* (cost $2,566,004)	804,390	2,726,882
Investment Companies – 2.4%
Investments Purchased with Cash Collateral from Securities Lending – 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	43,525,225	43,525,225
Money Markets – 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	224,225,784	224,225,784
Total Investment Companies (cost $267,751,009)		267,751,009
Total Investments (total cost $8,143,305,503) – 100.6%		11,499,649,915
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(68,012,940)
Net Assets – 100%		$11,431,636,975

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$11,291,905,122	98.2%
Belgium	64,298,670	0.6
Canada	61,004,031	0.5
Israel	44,236,709	0.4
India	38,205,383	0.3

Total	$11,499,649,915	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Common Stocks - 7.1%
Biotechnology - 0.5%
Eagle Pharmaceuticals Inc/DE*	$-	$-	$(21,051,458)	$56,416,567
Chemicals - 1.6%
Sensient Technologies Corp	1,878,844	-	(21,392,949)	184,481,062
Electronic Equipment, Instruments & Components - 0.9%
Arlo Technologies Inc*	-	(31,145,361)	-	-
Belden Inc	203,817	-	(36,095,903)	109,449,460
OSI Systems Inc*	-	-	14,238,652	106,248,638
Total Electronic Equipment, Instruments & Components	$203,817	$(31,145,361)	$(21,857,251)	$215,698,098
Entertainment - 0.7%
AMC Entertainment Holdings Inc#	2,095,064	-	(25,412,312)	77,779,266
Food Products - N/A
Simply Good Foods Co*,š	-	-	4,642,115	N/A
Health Care Equipment & Supplies - 0.7%
Natus Medical Inc*	-	-	(30,574,155)	76,587,855
Health Care Providers & Services - N/A
Diplomat Pharmacy Inc	-	(55,764,143)	594,334	-
Machinery - N/A
Milacron Holdings Corp*,š	-	(16,552,365)	(19,233,156)	N/A
Semiconductor & Semiconductor Equipment - 0.5%
Xperi Corp	967,226	(1,876,738)	22,465,242	60,102,081
Software - 2.2%
Blackbaud Inc	561,866	-	112,935,593	217,769,658
Digimarc Corp*,#	-	-	(70,211)	31,474,548
Total Software	$561,866	$-	$112,865,382	$249,244,206
Total Common Stocks	$5,706,817	$(105,338,607)	$1,045,792	$920,309,135
Investment Companies - 2.4%
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	336,631∆	-	-	43,525,225
Money Markets - 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	5,169,492	-	-	224,225,784
Total Investment Companies	$5,506,123	$-	$-	$267,751,009
Total Affiliated Investments - 9.5%	$11,212,940	$(105,338,607)	$1,045,792	$1,188,060,144

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Common Stocks - 7.1%
Biotechnology - 0.5%
Eagle Pharmaceuticals Inc/DE*	1,117,381	-	-	1,117,381
Chemicals - 1.6%
Sensient Technologies Corp	2,497,650	223,711	-	2,721,361
Electronic Equipment, Instruments & Components - 0.9%
Arlo Technologies Inc*	-	4,609,880Ð	(4,609,880)	-
Belden Inc	2,038,165	-	-	2,038,165
OSI Systems Inc*	1,024,013	188,871	-	1,212,884
Entertainment - 0.7%
AMC Entertainment Holdings Inc#	4,378,888	858,773	-	5,237,661
Food Products - N/A
Simply Good Foods Co*,š	4,072,031	-	-	4,072,031
Health Care Equipment & Supplies - 0.7%
Natus Medical Inc*	2,886,756	130,890	-	3,017,646
Health Care Providers & Services - N/A
Diplomat Pharmacy Inc	3,097,282	1,155,123	(4,252,405)	-
Machinery - N/A
Milacron Holdings Corp*,š	4,603,035	-	(3,190,681)	1,412,354
Semiconductor & Semiconductor Equipment - 0.5%
Xperi Corp	2,267,664	431,555	(130,754)	2,568,465
Software - 2.2%
Blackbaud Inc	1,958,818	772,521	-	2,731,339
Digimarc Corp*,#	1,003,013	-	-	1,003,013
Investment Companies - 2.4%
Investments Purchased with Cash Collateral from Securities Lending - 0.4%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	190,495,495	611,399,142	(758,369,412)	43,525,225
Money Markets - 2.0%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	664,332,762	410,897,022	(851,004,000)	224,225,784

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	5/7/19	(3,000,000)	$3,383,910	$8,233
Citibank NA:
Canadian Dollar	4/11/19	(30,893,000)	23,457,901	331,860
Credit Suisse International:
Canadian Dollar	4/17/19	(27,789,000)	21,070,725	264,692
Euro	4/17/19	(19,609,000)	22,371,893	347,612

				612,304
HSBC Securities (USA) Inc:
Euro	5/7/19	(17,120,000)	19,401,023	137,161
Total				$1,089,558

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$1,089,558

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$956,547

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$911,922

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Triton Fund

Schedule of Investments (unaudited)

March 31, 2019

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 57,513,448

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson Triton Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2500TM Growth Index	Russell 2500TM Growth Index reflects the performance of U.S. small to mid-cap equities with higher price-to-book ratios and higher forecasted growth values.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of March 31, 2019.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$11,229,172,024	$-	$-
Warrants	2,726,882	-	-
Investment Companies	-	267,751,009	-
Total Investments in Securities	$11,231,898,906	$267,751,009	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,089,558	-
Total Assets	$11,231,898,906	$268,840,567	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$10,311,589,771
Affiliated investments, at value(3)	1,188,060,144
Cash	1,609,673
Forward foreign currency exchange contracts	1,089,558
Closed foreign currency contracts	43,038
Non-interested Trustees' deferred compensation	278,276
Receivables:
Fund shares sold	11,447,716
Dividends	5,193,084
Investments sold	4,023,587
Dividends from affiliates	553,552
Foreign tax reclaims	37,872
Other assets	56,331
Total Assets	11,523,982,602
Liabilities:
Collateral for securities loaned (Note 3)	43,525,225
Closed foreign currency contracts	1,437
Payables:	—
Fund shares repurchased	37,458,012
Advisory fees	6,208,439
Investments purchased	2,598,029
Transfer agent fees and expenses	1,330,718
12b-1 Distribution and shareholder servicing fees	517,063
Non-interested Trustees' deferred compensation fees	278,276
Non-interested Trustees' fees and expenses	79,467
Professional fees	25,111
Affiliated fund administration fees payable	24,252
Custodian fees	4,500
Accrued expenses and other payables	295,098
Total Liabilities	92,345,627
Net Assets	$11,431,636,975

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Triton Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,850,752,137
Total distributable earnings (loss)	3,580,884,838
Total Net Assets	$11,431,636,975
Net Assets - Class A Shares	$499,974,488
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,235,908
Net Asset Value Per Share(4)	$29.01
Maximum Offering Price Per Share(5)	$30.78
Net Assets - Class C Shares	$171,413,451
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,428,962
Net Asset Value Per Share(4)	$26.66
Net Assets - Class D Shares	$1,193,687,675
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,084,318
Net Asset Value Per Share	$29.78
Net Assets - Class I Shares	$2,194,964,751
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	73,183,159
Net Asset Value Per Share	$29.99
Net Assets - Class N Shares	$3,530,836,693
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	117,171,580
Net Asset Value Per Share	$30.13
Net Assets - Class R Shares	$344,341,661
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	12,267,613
Net Asset Value Per Share	$28.07
Net Assets - Class S Shares	$548,234,559
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,084,482
Net Asset Value Per Share	$28.73
Net Assets - Class T Shares	$2,948,183,697
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	99,855,389
Net Asset Value Per Share	$29.52

(1) Includes cost of $6,994,651,199.

(2) Includes $42,323,665 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $1,148,654,304.

(4) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(5) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Triton Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$37,622,497
Dividends from affiliates	10,876,309
Affiliated securities lending income, net	336,631
Interest	69
Foreign tax withheld	(71,265)
Total Investment Income	48,764,241
Expenses:
Advisory fees	34,513,254
12b-1 Distribution and shareholder servicing fees:
Class A Shares	607,839
Class C Shares	801,368
Class R Shares	829,272
Class S Shares	669,110
Transfer agent administrative fees and expenses:
Class D Shares	684,067
Class R Shares	419,032
Class S Shares	669,489
Class T Shares	3,597,691
Transfer agent networking and omnibus fees:
Class A Shares	1,028,321
Class C Shares	63,810
Class I Shares	1,034,205
Other transfer agent fees and expenses:
Class A Shares	26,057
Class C Shares	8,287
Class D Shares	71,698
Class I Shares	70,538
Class N Shares	40,623
Class R Shares	4,806
Class S Shares	4,229
Class T Shares	14,676
Shareholder reports expense	232,504
Non-interested Trustees’ fees and expenses	174,556
Registration fees	161,665
Affiliated fund administration fees	134,819
Professional fees	70,019
Custodian fees	35,867
Other expenses	325,105
Total Expenses	46,292,907
Less: Excess Expense Reimbursement and Waivers	(597,983)
Net Expenses	45,694,924
Net Investment Income/(Loss)	3,069,317

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Triton Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	$313,061,745
Investments in affiliates	(105,338,607)
Forward foreign currency exchange contracts	956,547
Total Net Realized Gain/(Loss) on Investments	208,679,685
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(901,155,200)
Investments in affiliates	1,045,792
Forward foreign currency exchange contracts	911,922
Total Change in Unrealized Net Appreciation/Depreciation	(899,197,486)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(687,448,484)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Triton Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$3,069,317	$834,939
Net realized gain/(loss) on investments	208,679,685	850,550,790
Change in unrealized net appreciation/depreciation	(899,197,486)	1,433,709,037
Net Increase/(Decrease) in Net Assets Resulting from Operations	(687,448,484)	2,285,094,766
Dividends and Distributions to Shareholders
Class A Shares	(32,411,188)	(25,854,748)
Class C Shares	(12,074,669)	(11,564,324)
Class D Shares	(72,180,137)	(54,586,029)
Class I Shares	(135,674,407)	(99,087,899)
Class N Shares	(190,027,454)	(93,111,433)
Class R Shares	(22,546,122)	(17,034,906)
Class S Shares	(35,354,673)	(26,040,818)
Class T Shares	(184,646,954)	(141,145,567)
Net Decrease from Dividends and Distributions to Shareholders	(684,915,604)	(468,425,724)
Capital Share Transactions:
Class A Shares	(16,929,082)	(3,539,071)
Class C Shares	(9,353,452)	(43,800,853)
Class D Shares	39,802,609	20,366,128
Class I Shares	28,265,709	146,465,628
Class N Shares	648,717,625	1,171,037,728
Class R Shares	4,430,002	13,812,692
Class S Shares	3,313,185	27,597,803
Class T Shares	17,060,450	10,212,149
Net Increase/(Decrease) from Capital Share Transactions	715,307,046	1,342,152,204
Net Increase/(Decrease) in Net Assets	(657,057,042)	3,158,821,246
Net Assets:
Beginning of period	12,088,694,017	8,929,872,771
End of period	$11,431,636,975	$12,088,694,017

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson Triton Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.12	$28.03	$23.79	$22.16	$23.32	$22.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.03)	(0.07)	(0.08)	(0.04)	(0.10)	(0.10)
Net realized and unrealized gain/(loss)	(2.18)	6.62	4.97	3.38	1.30	1.88
Total from Investment Operations	(2.21)	6.55	4.89	3.34	1.20	1.78
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Total Dividends and Distributions	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Net Asset Value, End of Period	$29.01	$33.12	$28.03	$23.79	$22.16	$23.32
Total Return*	(5.75)%	24.26%	21.06%	15.85%	4.87%	8.07%
Net Assets, End of Period (in thousands)	$499,974	$586,644	$498,657	$591,526	$580,641	$487,358
Average Net Assets for the Period (in thousands)	$497,189	$544,457	$532,950	$584,777	$584,857	$578,998
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.33%	1.30%	1.26%	1.17%	1.10%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.12%	1.12%	1.14%	1.15%	1.10%	1.15%
Ratio of Net Investment Income/(Loss)	(0.22)%	(0.25)%	(0.30)%	(0.18)%	(0.40)%	(0.42)%
Portfolio Turnover Rate	13%	21%	30%	22%	27%	30%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$30.72	$26.25	$22.45	$21.13	$22.47	$21.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.10)	(0.25)	(0.22)	(0.17)	(0.24)	(0.25)
Net realized and unrealized gain/(loss)	(2.06)	6.18	4.67	3.20	1.26	1.82
Total from Investment Operations	(2.16)	5.93	4.45	3.03	1.02	1.57
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Total Dividends and Distributions	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Net Asset Value, End of Period	$26.66	$30.72	$26.25	$22.45	$21.13	$22.47
Total Return*	(6.04)%	23.51%	20.34%	15.11%	4.21%	7.32%
Net Assets, End of Period (in thousands)	$171,413	$206,617	$215,499	$228,218	$235,409	$208,869
Average Net Assets for the Period (in thousands)	$172,465	$219,336	$216,651	$230,812	$246,725	$215,905
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.74%	1.75%	1.78%	1.73%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.74%	1.75%	1.78%	1.73%	1.83%
Ratio of Net Investment Income/(Loss)	(0.78)%	(0.88)%	(0.91)%	(0.81)%	(1.02)%	(1.11)%
Portfolio Turnover Rate	13%	21%	30%	22%	27%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Triton Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.89	$28.56	$24.18	$22.47	$23.57	$22.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	0.02	0.01	0.03	(0.03)	(0.03)
Net realized and unrealized gain/(loss)	(2.22)	6.77	5.05	3.43	1.31	1.90
Total from Investment Operations	(2.21)	6.79	5.06	3.46	1.28	1.87
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.03)	(0.04)	(0.02)	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Total Dividends and Distributions	(1.90)	(1.46)	(0.68)	(1.75)	(2.38)	(0.89)
Net Asset Value, End of Period	$29.78	$33.89	$28.56	$24.18	$22.47	$23.57
Total Return*	(5.61)%	24.67%	21.47%	16.18%	5.19%	8.42%
Net Assets, End of Period (in thousands)	$1,193,688	$1,302,196	$1,074,740	$923,633	$841,863	$830,607
Average Net Assets for the Period (in thousands)	$1,143,243	$1,190,715	$979,341	$874,957	$909,865	$874,533
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.80%	0.80%	0.81%	0.83%	0.83%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.81%	0.83%	0.83%	0.84%
Ratio of Net Investment Income/(Loss)	0.10%	0.07%	0.03%	0.14%	(0.11)%	(0.11)%
Portfolio Turnover Rate	13%	21%	30%	22%	27%	30%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$34.11	$28.72	$24.31	$22.58	$23.68	$22.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.02	0.04	0.02	0.04	(0.01)	(0.02)
Net realized and unrealized gain/(loss)	(2.24)	6.81	5.08	3.45	1.30	1.91
Total from Investment Operations	(2.22)	6.85	5.10	3.49	1.29	1.89
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.04)	(0.05)	(0.03)	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Total Dividends and Distributions	(1.90)	(1.46)	(0.69)	(1.76)	(2.39)	(0.89)
Net Asset Value, End of Period	$29.99	$34.11	$28.72	$24.31	$22.58	$23.68
Total Return*	(5.60)%	24.74%	21.52%	16.24%	5.20%	8.48%
Net Assets, End of Period (in thousands)	$2,194,965	$2,451,517	$1,928,184	$1,412,659	$1,270,497	$1,130,109
Average Net Assets for the Period (in thousands)	$2,142,858	$2,158,823	$1,641,647	$1,322,407	$1,332,826	$1,239,318
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.75%	0.77%	0.78%	0.77%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.77%	0.78%	0.77%	0.79%
Ratio of Net Investment Income/(Loss)	0.14%	0.12%	0.07%	0.18%	(0.06)%	(0.07)%
Portfolio Turnover Rate	13%	21%	30%	22%	27%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2019

Janus Henderson Triton Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$34.24	$28.80	$24.37	$22.62	$23.71	$22.68
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.07	0.04	0.06	—(2)	0.01
Net realized and unrealized gain/(loss)	(2.25)	6.83	5.10	3.46	1.32	1.91
Total from Investment Operations	(2.21)	6.90	5.14	3.52	1.32	1.92
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.06)	(0.06)	(0.05)	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Total Dividends and Distributions	(1.90)	(1.46)	(0.71)	(1.77)	(2.41)	(0.89)
Net Asset Value, End of Period	$30.13	$34.24	$28.80	$24.37	$22.62	$23.71
Total Return*	(5.55)%	24.85%	21.63%	16.39%	5.31%	8.61%
Net Assets, End of Period (in thousands)	$3,530,837	$3,218,359	$1,614,834	$830,583	$502,638	$217,789
Average Net Assets for the Period (in thousands)	$3,099,995	$2,381,425	$1,158,522	$658,825	$361,014	$164,744
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.66%	0.67%	0.68%	0.67%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.66%	0.67%	0.68%	0.67%	0.68%
Ratio of Net Investment Income/(Loss)	0.24%	0.23%	0.17%	0.29%	(0.01)%	0.06%
Portfolio Turnover Rate	13%	21%	30%	22%	27%	30%

Class R Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.17	$27.34	$23.28	$21.78	$23.03	$22.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.07)	(0.16)	(0.14)	(0.10)	(0.17)	(0.16)
Net realized and unrealized gain/(loss)	(2.13)	6.45	4.85	3.31	1.28	1.86
Total from Investment Operations	(2.20)	6.29	4.71	3.21	1.11	1.70
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Total Dividends and Distributions	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Net Asset Value, End of Period	$28.07	$32.17	$27.34	$23.28	$21.78	$23.03
Total Return*	(5.89)%	23.91%	20.74%	15.51%	4.52%	7.78%
Net Assets, End of Period (in thousands)	$344,342	$386,643	$314,746	$248,942	$185,921	$144,014
Average Net Assets for the Period (in thousands)	$336,147	$352,329	$276,566	$217,482	$175,856	$143,875
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.41%	1.42%	1.44%	1.42%	1.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.41%	1.42%	1.44%	1.42%	1.43%
Ratio of Net Investment Income/(Loss)	(0.51)%	(0.54)%	(0.58)%	(0.47)%	(0.72)%	(0.70)%
Portfolio Turnover Rate	13%	21%	30%	22%	27%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Triton Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$32.83	$27.81	$23.61	$22.01	$23.19	$22.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.04)	(0.09)	(0.08)	(0.05)	(0.11)	(0.10)
Net realized and unrealized gain/(loss)	(2.16)	6.57	4.93	3.36	1.29	1.86
Total from Investment Operations	(2.20)	6.48	4.85	3.31	1.18	1.76
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Total Dividends and Distributions	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Net Asset Value, End of Period	$28.73	$32.83	$27.81	$23.61	$22.01	$23.19
Total Return*	(5.77)%	24.20%	21.05%	15.82%	4.81%	8.02%
Net Assets, End of Period (in thousands)	$548,235	$619,660	$498,839	$394,708	$336,526	$336,292
Average Net Assets for the Period (in thousands)	$537,063	$553,006	$435,784	$360,952	$363,204	$327,838
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.16%	1.17%	1.18%	1.17%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.16%	1.17%	1.18%	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	(0.26)%	(0.29)%	(0.33)%	(0.21)%	(0.45)%	(0.45)%
Portfolio Turnover Rate	13%	21%	30%	22%	27%	30%

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$33.64	$28.39	$24.05	$22.36	$23.47	$22.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	—(2)	(0.01)	(0.02)	0.01	(0.05)	(0.05)
Net realized and unrealized gain/(loss)	(2.22)	6.72	5.03	3.41	1.31	1.89
Total from Investment Operations	(2.22)	6.71	5.01	3.42	1.26	1.84
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	(0.02)	(0.02)	(0.01)	—
Distributions (from capital gains)	(1.90)	(1.46)	(0.65)	(1.71)	(2.36)	(0.89)
Total Dividends and Distributions	(1.90)	(1.46)	(0.67)	(1.73)	(2.37)	(0.89)
Net Asset Value, End of Period	$29.52	$33.64	$28.39	$24.05	$22.36	$23.47
Total Return*	(5.68)%	24.53%	21.34%	16.09%	5.12%	8.31%
Net Assets, End of Period (in thousands)	$2,948,184	$3,317,058	$2,784,374	$2,563,055	$2,420,726	$2,136,397
Average Net Assets for the Period (in thousands)	$2,886,060	$3,031,535	$2,611,122	$2,445,216	$2,537,954	$2,240,693
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.91%	0.92%	0.93%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.91%	0.91%	0.92%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	(0.00)%(3)	(0.04)%	(0.07)%	0.04%	(0.20)%	(0.20)%
Portfolio Turnover Rate	13%	21%	30%	22%	27%	30%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

26	MARCH 31, 2019

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Triton Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Janus Investment Fund	27

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

28	MARCH 31, 2019

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date

Janus Investment Fund	29

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the

30	MARCH 31, 2019

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign

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Notes to Financial Statements (unaudited)

currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is

32	MARCH 31, 2019

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019” table located in the Fund’s Schedule of Investments.

For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019” table located in the Fund’s Schedule of Investments.

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Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$8,233	$—	$—	$8,233
Citibank NA	331,860	—	—	331,860
Credit Suisse International	612,304	—	—	612,304
Deutsche Bank AG	42,323,665	—	(42,323,665)	—
HSBC Securities (USA) Inc	137,161	—	—	137,161

Total	$43,413,223	$—	$(42,323,665)	$1,089,558
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase

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Notes to Financial Statements (unaudited)

agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $42,323,665 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2019 is $43,525,225, resulting in the net amount due to the counterparty of $1,201,560.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between

Janus Investment Fund	35

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital

36	MARCH 31, 2019

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $3,634.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00%

Janus Investment Fund	37

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $787.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2019, the Fund engaged in cross trades amounting to $3,881,152 in sales, resulting in a net realized gain of $2,033,318. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 8,130,357,131	$3,774,357,328	$(405,064,544)	$ 3,369,292,784

Information on the tax components of derivatives as of March 31, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 1,089,558	$ -	$ 1,089,558

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

38	MARCH 31, 2019

Janus Henderson Triton Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	3,184,910	$ 87,590,001	6,658,168	$ 200,895,961
Reinvested dividends and distributions	787,951	19,683,017	545,570	15,395,989
Shares repurchased	(4,448,073)	(124,202,100)	(7,281,998)	(219,831,021)
Net Increase/(Decrease)	(475,212)	$ (16,929,082)	(78,260)	$ (3,539,071)
Class C Shares:
Shares sold	116,117	$ 2,889,489	461,127	$ 12,815,475
Reinvested dividends and distributions	475,221	10,925,331	386,749	10,171,509
Shares repurchased	(889,148)	(23,168,272)	(2,330,655)	(66,787,837)
Net Increase/(Decrease)	(297,810)	$ (9,353,452)	(1,482,779)	$ (43,800,853)
Class D Shares:
Shares sold	1,385,579	$ 39,871,056	2,911,041	$ 88,761,305
Reinvested dividends and distributions	2,756,706	70,626,814	1,856,485	53,466,745
Shares repurchased	(2,484,423)	(70,695,261)	(3,972,080)	(121,861,922)
Net Increase/(Decrease)	1,657,862	$ 39,802,609	795,446	$ 20,366,128
Class I Shares:
Shares sold	7,767,602	$224,810,956	19,287,441	$ 598,883,012
Reinvested dividends and distributions	4,728,948	122,006,855	3,055,387	88,545,114
Shares repurchased	(11,185,698)	(318,552,102)	(17,597,196)	(540,962,498)
Net Increase/(Decrease)	1,310,852	$ 28,265,709	4,745,632	$ 146,465,628
Class N Shares:
Shares sold	26,226,307	$757,774,855	46,157,112	$1,434,876,518
Reinvested dividends and distributions	7,038,299	182,432,698	3,142,320	91,347,254
Shares repurchased	(10,082,670)	(291,489,928)	(11,370,808)	(355,186,044)
Net Increase/(Decrease)	23,181,936	$648,717,625	37,928,624	$1,171,037,728
Class R Shares:
Shares sold	1,715,506	$ 46,623,731	3,801,979	$ 111,052,480
Reinvested dividends and distributions	812,112	19,644,981	513,788	14,113,767
Shares repurchased	(2,278,461)	(61,838,710)	(3,808,996)	(111,353,555)
Net Increase/(Decrease)	249,157	$ 4,430,002	506,771	$ 13,812,692
Class S Shares:
Shares sold	2,861,576	$ 80,435,988	5,865,004	$ 175,656,190
Reinvested dividends and distributions	1,410,090	34,885,615	917,848	25,681,393
Shares repurchased	(4,061,777)	(112,008,418)	(5,847,443)	(173,739,780)
Net Increase/(Decrease)	209,889	$ 3,313,185	935,409	$ 27,597,803
Class T Shares:
Shares sold	6,127,500	$176,917,279	13,518,192	$ 414,131,971
Reinvested dividends and distributions	7,179,359	182,427,504	4,889,967	139,901,947
Shares repurchased	(12,067,037)	(342,284,333)	(17,879,155)	(543,821,769)
Net Increase/(Decrease)	1,239,822	$ 17,060,450	529,004	$ 10,212,149

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,895,380,001	$1,408,860,163	$ -	$ -

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Notes to Financial Statements (unaudited)

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Henderson Triton Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

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Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Triton Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

48	MARCH 31, 2019

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

50	MARCH 31, 2019

Janus Henderson Triton Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

Janus Investment Fund	51

Janus Henderson Triton Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

52	MARCH 31, 2019

Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

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Janus Henderson Triton Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

54	MARCH 31, 2019

Janus Henderson Triton Fund

Notes

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Janus Henderson Triton Fund

Notes

NotesPage2

56	MARCH 31, 2019

Janus Henderson Triton Fund

Notes

NotesPage3

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Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93054 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson U.S. Growth Opportunities Fund

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

FUND SNAPSHOT

The U.S. Growth Opportunities Fund is an actively managed U.S. growth strategy that engages in fundamental analysis to identify high-quality companies with strong growth characteristics. The Fund seeks long-term capital appreciation by investing in a blend of small-, medium- and large-capitalization stocks.

Derek J. Pawlak co-portfolio manager	W. Scott Priebe co-portfolio manager

PERFORMANCE

The Janus Henderson U.S. Growth Opportunities Fund’s Class I Shares generated a return of -0.22% over the six-month period from October 1, 2018, to March 31, 2019. The Fund’s benchmark, the Russell 3000® Growth Index, returned -2.80%.

INVESTMENT ENVIRONMENT

Entering 2019, the headwinds were ubiquitous, but in January, many of those headwinds abated. The U.S. reopened the Federal government, the Federal Reserve (Fed) took a giant step back, completely reversing course and holding off on additional rate hikes, and progress on U.S.-China trade agreements boosted investors’ confidence. Overall, equity market performance during the period was remarkable, driven largely by lower-quality companies, which outperformed high-quality companies during this rally.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark over the reporting period. The outperformance can be attributed to strong stock selection in the technology, consumer discretionary and health care sectors.

Within the technology sector, strong performance was driven by holdings in Red Hat and Paycom Software. Red Hat was up meaningfully after the company announced they were being acquired by IBM, and Paycom Software was strong throughout the period on strong fundamentals. Within consumer discretionary, the underweight to diversified retailers buoyed performance, while the Fund’s position in Ulta Beauty helped performance. In health care, the strong stock selection in companies like Danaher drove performance.

Detracting from relative performance were financials and consumer staples. The weakness in financial services was due to an underweight to real estate investment trusts (REITs), which performed well in light of the more dovish Fed, and stock specific issues with Bank OZK. At a stock level, the largest detractor was video game developer and distributor Activision. The company’s stock price fell as results for fourth quarter 2018 were below expectations and 2019 guidance was weak with declining game releases and increased competitive pressure. Shares of Abiomed also detracted, with much of the weakness coming in March. Investor sentiment around potential competition spooked investors and caused shares to trade lower.

During the period, the Fund did not initiate any new positions, but added to a number of existing positions. The Fund exited positions in Bank OZK and Cantel Medical.

OUTLOOK

Our outlook remains bullish on U.S. equities. Jobless claims in the U.S. are at a 50-year low, the housing market appears to be stabilizing, capital expenditure is still growing at approximately 8% and consumer confidence, multiple purchasing managers indices’ (PMI) and industrial production all indicate we are solidly in expansionary territory. Increasing corporate debt levels are concerning and while low inflation and interest rates are supportive of equities, we are closely watching the momentum of earnings for the first and second quarters. The one caveat we would assert is should we see a significant deterioration in the credit markets, which we are monitoring closely, we would alter our bullish stance. In an uncertain environment, we would expect active management to do well, particularly, high-quality focused, active managers.

Thank you for your investment in the Janus Henderson U.S. Growth Opportunities Fund.

Janus Investment Fund	1

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Red Hat Inc	0.96%	Activision Blizzard Inc	-1.01%
	Paycom Software Inc	0.66%	ABIOMED Inc	-0.87%
	Danaher Corp	0.65%	Cantel Medical Corp	-0.61%
	Ulta Beauty Inc	0.54%	Bank OZK	-0.57%
	Intuit Inc	0.50%	Tyler Technologies Inc	-0.41%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	2.71%	35.82%	30.88%
	Consumer Discretionary	1.00%	14.09%	15.05%
	Health Care	0.73%	16.27%	14.87%
	Materials	0.38%	2.90%	1.92%
	Other**	0.27%	2.78%	0.00%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Communication Services	-0.94%	7.69%	11.38%
	Financials	-0.74%	3.29%	4.61%
	Consumer Staples	-0.38%	5.13%	5.61%
	Real Estate	-0.37%	0.00%	2.31%
	Utilities	0.00%	0.00%	0.04%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

2	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
Visa Inc
Information Technology Services	3.9%
Intuit Inc
Software	3.6%
Paycom Software Inc
Software	3.6%
Danaher Corp
Health Care Equipment & Supplies	3.6%
Adobe Inc
Software	3.5%
18.2%

Asset Allocation - (% of Net Assets)
Common Stocks	95.6%
Investment Companies	4.4%
Other	(0.0)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

Janus Investment Fund	3

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019				per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-0.41%	13.99%	11.02%	2.59%	1.17%
Class A Shares at MOP	-6.13%	7.45%	9.50%
Class C Shares at NAV	-0.69%	13.21%	10.21%	3.93%	1.85%
Class C Shares at CDSC	-1.67%	12.21%	10.21%
Class D Shares(1)	-0.28%	14.25%	10.17%	2.62%	0.95%
Class I Shares	-0.22%	14.32%	11.30%	3.57%	0.87%
Class N Shares	-0.15%	14.35%	10.82%	3.20%	0.82%
Class S Shares	-0.34%	13.99%	9.86%	5.31%	1.31%
Class T Shares	-0.28%	14.18%	10.09%	2.62%	1.07%
Russell 3000 Growth Index	-2.80%	12.06%	12.60%
Morningstar Quartile - Class I Shares	-	1st	2nd
Morningstar Ranking - based on total returns for Large Growth Funds	-	262/1,427	614/1,328

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, contractually agreed to through February 1, 2020.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

4	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Returns of the Fund shown prior to June 5, 2017, are those for Henderson U.S. Growth Opportunities Fund (the “Predecessor Fund”), which merged into the Fund after the close of business on June 2, 2017. The Predecessor Fund was advised by Henderson Global Investors (North America) Inc. and subadvised by Geneva Capital Management. Class A Shares, Class C Shares, Class I Shares, and Class R6 Shares of the Predecessor Fund were reorganized into Class A Shares, Class C Shares, Class I Shares, and Class N Shares, respectively, of the Fund. In connection with this reorganization, certain shareholders of the Predecessor Fund who held shares directly with the Predecessor Fund and not through an intermediary had the Class A Shares, Class C Shares, Class I Shares, and Class N Shares of the Fund received in the reorganization automatically exchanged for Class D Shares of the Fund following the reorganization. Class A Shares, Class C Shares, and Class I Shares of the Predecessor Fund commenced operations with the Predecessor Fund’s inception on December 18, 2014. Class R6 Shares of the Predecessor Fund commenced operations on November 30, 2015. Class D Shares, Class S Shares, and Class T Shares commenced operations on June 5, 2017.

Performance of Class A Shares shown for periods prior to June 5, 2017, reflects the performance of Class A Shares of the Predecessor Fund, calculated using the fees and expenses of Class A Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class C Shares shown for periods prior to June 5, 2017, reflects the performance of Class C Shares of the Predecessor Fund, calculated using the fees and expenses of Class C Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class I Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the fees and expenses of Class I Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Performance of Class N Shares shown for periods prior to June 5, 2017, reflects the performance of Class R6 Shares of the Predecessor Fund, calculated using the fees and expenses of Class R6 Shares of the Predecessor Fund, in effect during the periods shown, net of any applicable fee and expense limitations or waivers, except that for periods prior to November 30, 2015, performance for Class N Shares reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class S Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class T Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

Performance of Class D Shares shown for periods prior to June 5, 2017, reflects the performance of Class I Shares of the Predecessor Fund, calculated using the estimated fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The predecessor Fund’s inception date – December 18, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Henderson U.S. Growth Opportunities Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$995.90	$5.67	$1,000.00	$1,019.25	$5.74	1.14%
Class C Shares	$1,000.00	$993.10	$9.24	$1,000.00	$1,015.66	$9.35	1.86%
Class D Shares	$1,000.00	$997.20	$4.73	$1,000.00	$1,020.19	$4.78	0.95%
Class I Shares	$1,000.00	$997.80	$4.33	$1,000.00	$1,020.59	$4.38	0.87%
Class N Shares	$1,000.00	$998.50	$3.99	$1,000.00	$1,020.94	$4.03	0.80%
Class S Shares	$1,000.00	$996.60	$5.67	$1,000.00	$1,019.25	$5.74	1.14%
Class T Shares	$1,000.00	$997.20	$5.23	$1,000.00	$1,019.70	$5.29	1.05%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 95.6%
Capital Markets – 2.6%
Raymond James Financial Inc	9,286	$746,687
Chemicals – 3.0%
Ecolab Inc	4,779	843,685
Diversified Consumer Services – 2.7%
Bright Horizons Family Solutions Inc*	6,038	767,490
Electronic Equipment, Instruments & Components – 4.2%
Amphenol Corp	7,806	737,199
National Instruments Corp	10,374	460,191
		1,197,390
Entertainment – 3.8%
Activision Blizzard Inc	7,602	346,119
Walt Disney Co	6,684	742,125
		1,088,244
Food & Staples Retailing – 4.9%
Costco Wholesale Corp	3,168	767,100
Walgreens Boots Alliance Inc	9,869	624,412
		1,391,512
Health Care Equipment & Supplies – 8.4%
ABIOMED Inc*	1,944	555,187
Danaher Corp	7,670	1,012,593
Edwards Lifesciences Corp*	4,320	826,546
		2,394,326
Information Technology Services – 7.4%
Fiserv Inc*	11,055	975,935
Visa Inc	7,143	1,115,665
		2,091,600
Interactive Media & Services – 3.3%
Alphabet Inc - Class A*	799	940,335
Life Sciences Tools & Services – 6.5%
Bio-Techne Corp	4,694	931,994
Thermo Fisher Scientific Inc	3,401	930,922
		1,862,916
Machinery – 6.8%
Fortive Corp	8,487	711,974
IDEX Corp	4,881	740,643
Snap-on Inc	3,146	492,412
		1,945,029
Professional Services – 3.4%
CoStar Group Inc*	2,058	959,892
Semiconductor & Semiconductor Equipment – 2.7%
Microchip Technology Inc	9,371	777,418
Software – 22.1%
Adobe Inc*	3,786	1,008,931
Intuit Inc	3,946	1,031,524
Microsoft Corp	5,663	667,894
Paycom Software Inc*	5,408	1,022,815
Red Hat Inc*	4,915	897,970
salesforce.com Inc*	5,646	894,157
Tyler Technologies Inc*	3,717	759,755
		6,283,046
Specialty Retail – 8.9%
Lowe's Cos Inc	6,829	747,571
TJX Cos Inc	18,232	970,125
Ulta Beauty Inc*	2,330	812,541
		2,530,237
Textiles, Apparel & Luxury Goods – 3.0%
VF Corp	9,728	845,460

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Henderson U.S. Growth Opportunities Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Trading Companies & Distributors – 1.9%
Watsco Inc	3,759	$538,326
Total Common Stocks (cost $21,908,076)		27,203,593
Investment Companies – 4.4%
Money Markets – 4.4%
Fidelity Investments Money Market Treasury Portfolio, 2.3200%ºº (cost $1,253,612)	1,253,612	1,253,612
Total Investments (total cost $23,161,688) – 100.0%		28,457,205
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(3,016)
Net Assets – 100%		$28,454,189

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 3000® Growth Index	Russell 3000® Growth Index reflects the performance of U.S. equities with higher price-to-book ratios and higher forecasted growth values.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$27,203,593	$-	$-
Investment Companies	1,253,612	-	-
Total Assets	$28,457,205	$-	$-

Janus Investment Fund	9

Janus Henderson U.S. Growth Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Assets:
Investments, at value(1)	$28,457,205
Non-interested Trustees' deferred compensation	690
Receivables:
Fund shares sold	43,088
Due from adviser	17,791
Dividends	12,496
Other assets	2,048
Total Assets	28,533,318
Liabilities:
Payables:	—
Non-affiliated fund administration fees payable	27,191
Professional fees	21,238
Advisory fees	17,588
Transfer agent fees and expenses	3,931
Fund shares repurchased	3,652
12b-1 Distribution and shareholder servicing fees	989
Non-interested Trustees' deferred compensation fees	690
Custodian fees	213
Non-interested Trustees' fees and expenses	164
Affiliated fund administration fees payable	59
Accrued expenses and other payables	3,414
Total Liabilities	79,129
Net Assets	$28,454,189

See Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$23,597,392
Total distributable earnings (loss)	4,856,797
Total Net Assets	$28,454,189
Net Assets - Class A Shares	$2,721,265
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	177,058
Net Asset Value Per Share(2)	$15.37
Maximum Offering Price Per Share(3)	$16.31
Net Assets - Class C Shares	$536,100
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	36,004
Net Asset Value Per Share(2)	$14.89
Net Assets - Class D Shares	$15,877,526
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,022,520
Net Asset Value Per Share	$15.53
Net Assets - Class I Shares	$183,706
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,824
Net Asset Value Per Share	$15.54
Net Assets - Class N Shares	$1,674,996
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	108,008
Net Asset Value Per Share	$15.51
Net Assets - Class S Shares	$63,667
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,119
Net Asset Value Per Share	$15.46
Net Assets - Class T Shares	$7,396,929
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	476,993
Net Asset Value Per Share	$15.51

(1) Includes cost of $23,161,688.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson U.S. Growth Opportunities Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$107,351
Other income	9,368
Total Investment Income	116,719
Expenses:
Advisory fees	92,182
12b-1 Distribution and shareholder servicing fees:
Class A Shares	2,458
Class C Shares	1,711
Class S Shares	61
Transfer agent administrative fees and expenses:
Class D Shares	8,239
Class S Shares	73
Class T Shares	8,749
Transfer agent networking and omnibus fees:
Class A Shares	745
Class C Shares	93
Class I Shares	57
Other transfer agent fees and expenses:
Class A Shares	125
Class C Shares	26
Class D Shares	2,620
Class I Shares	12
Class N Shares	46
Class T Shares	145
Non-affiliated fund administration fees	31,735
Registration fees	25,627
Professional fees	23,551
Shareholder reports expense	5,287
Custodian fees	1,447
Non-interested Trustees’ fees and expenses	408
Affiliated fund administration fees	307
Other expenses	4,548
Total Expenses	210,252
Less: Excess Expense Reimbursement and Waivers	(87,359)
Net Expenses	122,893
Net Investment Income/(Loss)	(6,174)
Net Realized Gain/(Loss) on Investments:
Investments	(406,761)
Total Net Realized Gain/(Loss) on Investments	(406,761)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	601,424
Total Change in Unrealized Net Appreciation/Depreciation	601,424
Net Increase/(Decrease) in Net Assets Resulting from Operations	$188,489

See Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$(6,174)	$(26,819)
Net realized gain/(loss) on investments	(406,761)	229,848
Change in unrealized net appreciation/depreciation	601,424	3,035,487
Net Increase/(Decrease) in Net Assets Resulting from Operations	188,489	3,238,516
Dividends and Distributions to Shareholders
Class A Shares	(14,869)	(16,704)
Class C Shares	(4,105)	(1,559)
Class D Shares	(133,188)	(36,525)
Class I Shares	(1,706)	(718)
Class N Shares	(14,257)	(417)
Class S Shares	(547)	(412)
Class T Shares	(63,469)	(13,116)
Net Decrease from Dividends and Distributions to Shareholders	(232,141)	(69,451)
Capital Share Transactions:
Class A Shares	69,147	95,568
Class C Shares	310,686	(21,018)
Class D Shares	3,158,631	5,264,387
Class I Shares	21,123	79,461
Class N Shares	752,587	696,016
Class S Shares	547	412
Class T Shares	1,388,457	5,220,233
Net Increase/(Decrease) from Capital Share Transactions	5,701,178	11,335,059
Net Increase/(Decrease) in Net Assets	5,657,526	14,504,124
Net Assets:
Beginning of period	22,796,663	8,292,539
End of period	$28,454,189	$22,796,663

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.59	$12.46	$12.22
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	(0.05)	—(3)
Net realized and unrealized gain/(loss)	(0.08)(4)	3.28	0.24
Total from Investment Operations	(0.09)	3.23	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$15.37	$15.59	$12.46
Total Return*	(0.41)%	26.10%	1.96%
Net Assets, End of Period (in thousands)	$2,721	$2,692	$2,079
Average Net Assets for the Period (in thousands)	$1,966	$2,285	$2,056
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.86%	2.58%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.15%	1.18%
Ratio of Net Investment Income/(Loss)	(0.20)%	(0.33)%	(0.17)%
Portfolio Turnover Rate	13%	21%	2%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.15	$12.20	$11.98
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.06)	(0.14)	(0.02)
Net realized and unrealized gain/(loss)	(0.07)(4)	3.19	0.24
Total from Investment Operations	(0.13)	3.05	0.22
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$14.89	$15.15	$12.20
Total Return*	(0.69)%	25.17%	1.84%
Net Assets, End of Period (in thousands)	$536	$208	$187
Average Net Assets for the Period (in thousands)	$343	$197	$183
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.38%	3.92%	2.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.86%	1.84%	1.96%
Ratio of Net Investment Income/(Loss)	(0.92)%	(1.02)%	(0.96)%
Portfolio Turnover Rate	13%	21%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class A Shares
For a share outstanding during the year or period ended July 31	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.14	$11.19	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	(0.04)	(0.03)
Net realized and unrealized gain/(loss)	1.10	(0.01)	1.22
Total from Investment Operations	1.08	(0.05)	1.19
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$12.22	$11.14	$11.19
Total Return*	9.69%	(0.45)%	11.90%
Net Assets, End of Period (in thousands)	$2,086	$2,750	$1,617
Average Net Assets for the Period (in thousands)	$2,539	$2,227	$881
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.25%	2.53%(3)	3.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.20%	1.20%
Ratio of Net Investment Income/(Loss)	(0.21)%	(0.38)%	(0.46)%
Portfolio Turnover Rate	27%	8%	12%

Class C Shares
For a share outstanding during the year or period ended July 31	2017	2016	2015(1)
Net Asset Value, Beginning of Period	$11.01	$11.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.11)	(0.13)	(0.07)
Net realized and unrealized gain/(loss)	1.08	—(4)	1.21
Total from Investment Operations	0.97	(0.13)	1.14
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$11.98	$11.01	$11.14
Total Return*	8.81%	(1.17)%	11.40%
Net Assets, End of Period (in thousands)	$199	$176	$11
Average Net Assets for the Period (in thousands)	$196	$102	$11
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.99%	3.20%(3)	4.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.94%	1.95%	1.95%
Ratio of Net Investment Income/(Loss)	(0.98)%	(1.19)%	(1.00)%
Portfolio Turnover Rate	27%	8%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 18, 2014 (inception date) through July 31, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.73	$12.55	$12.30
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	(0.02)	—(3)
Net realized and unrealized gain/(loss)	(0.07)(4)	3.30	0.25
Total from Investment Operations	(0.07)	3.28	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$15.53	$15.73	$12.55
Total Return*	(0.28)%	26.31%	2.03%
Net Assets, End of Period (in thousands)	$15,878	$12,772	$5,818
Average Net Assets for the Period (in thousands)	$13,770	$7,129	$5,597
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.63%	2.61%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	(0.01)%	(0.12)%	0.05%
Portfolio Turnover Rate	13%	21%	2%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.73	$12.53	$12.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)	(0.01)	—(3)
Net realized and unrealized gain/(loss)	(0.06)(4)	3.31	0.24
Total from Investment Operations	(0.06)	3.30	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$15.54	$15.73	$12.53
Total Return*	(0.22)%	26.51%	1.95%
Net Assets, End of Period (in thousands)	$184	$162	$55
Average Net Assets for the Period (in thousands)	$177	$119	$35
Ratios to Average Net Assets**:
Ratio of Gross Expenses	3.17%	3.56%	1.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	1.02%
Ratio of Net Investment Income/(Loss)	0.06%	(0.04)%	(0.09)%
Portfolio Turnover Rate	13%	21%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

16	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	—(3)
Net realized and unrealized gain/(loss)	(0.05)(4)
Total from Investment Operations	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.30
Total Return*	(0.40)%
Net Assets, End of Period (in thousands)	$5,459
Average Net Assets for the Period (in thousands)	$6,202
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%
Ratio of Net Investment Income/(Loss)	(0.15)%
Portfolio Turnover Rate	27%

Class I Shares
For a share outstanding during the year or period ended July 31	2017	2016	2015(5)
Net Asset Value, Beginning of Period	$11.19	$11.21	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	—(3)	—(3)
Net realized and unrealized gain/(loss)	1.09	(0.02)(4)	1.21
Total from Investment Operations	1.10	(0.02)	1.21
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Total Dividends and Distributions	—	—	—
Net Asset Value, End of Period	$12.29	$11.19	$11.21
Total Return*	9.83%	(0.18)%	12.10%
Net Assets, End of Period (in thousands)	$20	$180	$5,770
Average Net Assets for the Period (in thousands)	$153	$1,982	$5,376
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.93%	2.47%(6)	3.39%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.95%
Ratio of Net Investment Income/(Loss)	0.05%	(0.02)%	0.01%
Portfolio Turnover Rate	27%	8%	12%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(5) Period from December 18, 2014 (inception date) through July 31, 2015.

(6) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.69	$12.51	$12.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.01	—(3)
Net realized and unrealized gain/(loss)	(0.06)(4)	3.27	0.25
Total from Investment Operations	(0.05)	3.28	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$15.51	$15.69	$12.51
Total Return*	(0.15)%	26.40%	2.04%
Net Assets, End of Period (in thousands)	$1,675	$835	$51
Average Net Assets for the Period (in thousands)	$1,316	$341	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	3.19%	1.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.81%	0.98%
Ratio of Net Investment Income/(Loss)	0.13%	0.06%	0.03%
Portfolio Turnover Rate	13%	21%	2%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.67	$12.53	$12.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	(0.05)	—(3)
Net realized and unrealized gain/(loss)	(0.07)(4)	3.29	0.24
Total from Investment Operations	(0.08)	3.24	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$15.46	$15.67	$12.53
Total Return*	(0.34)%	26.03%	1.95%
Net Assets, End of Period (in thousands)	$64	$64	$51
Average Net Assets for the Period (in thousands)	$59	$57	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	6.95%	5.28%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.20%	1.16%
Ratio of Net Investment Income/(Loss)	(0.20)%	(0.39)%	(0.16)%
Portfolio Turnover Rate	13%	21%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class N Shares
For a share outstanding during the year or period ended July 31	2017	2016(1)
Net Asset Value, Beginning of Period	$11.19	$11.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	(0.01)
Net realized and unrealized gain/(loss)	1.06	0.09
Total from Investment Operations	1.07	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	—	—
Total Dividends and Distributions	—	—
Net Asset Value, End of Period	$12.26	$11.19
Total Return*	9.56%	0.72%
Net Assets, End of Period (in thousands)	$50	$5,778
Average Net Assets for the Period (in thousands)	$4,935	$5,505
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	2.06%(3)
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.95%
Ratio of Net Investment Income/(Loss)	0.07%	(0.17)%
Portfolio Turnover Rate	27%	8%

Class S Shares
For a share outstanding during the period ended July 31	2017(4)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss)	(0.05)(5)
Total from Investment Operations	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.29
Total Return*	(0.49)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.14%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.31%
Ratio of Net Investment Income/(Loss)	(0.57)%
Portfolio Turnover Rate	27%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from November 30, 2015 (inception date) through July 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) The Ratio of Gross Expenses include a reimbursement of prior period custodian out-of-pocket expenses. The Ratio of Gross Expenses would have been 0.01% higher had the custodian not reimbursed the Fund.

(4) Period from June 5, 2017 (inception date) through July 31, 2017.

(5) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year or period ended September 30	2019	2018	2017(1)
Net Asset Value, Beginning of Period	$15.71	$12.54	$12.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	(0.03)	—(3)
Net realized and unrealized gain/(loss)	(0.06)(4)	3.30	0.25
Total from Investment Operations	(0.07)	3.27	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—
Distributions (from capital gains)	(0.13)	(0.10)	—
Total Dividends and Distributions	(0.13)	(0.10)	—
Net Asset Value, End of Period	$15.51	$15.71	$12.54
Total Return*	(0.28)%	26.25%	2.03%
Net Assets, End of Period (in thousands)	$7,397	$6,063	$53
Average Net Assets for the Period (in thousands)	$7,018	$3,485	$52
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	2.61%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.05%	0.92%
Ratio of Net Investment Income/(Loss)	(0.08)%	(0.24)%	0.09%
Portfolio Turnover Rate	13%	21%	2%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from August 1, 2017 through September 30, 2017. The Fund changed its fiscal year end from July 31 to September 30.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended July 31	2017(1)
Net Asset Value, Beginning of Period	$12.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)
Net realized and unrealized gain/(loss)	(0.05)(3)
Total from Investment Operations	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	—
Total Dividends and Distributions	—
Net Asset Value, End of Period	$12.29
Total Return*	(0.49)%
Net Assets, End of Period (in thousands)	$50
Average Net Assets for the Period (in thousands)	$49
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.90%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%
Ratio of Net Investment Income/(Loss)	(0.33)%
Portfolio Turnover Rate	27%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 5, 2017 (inception date) through July 31, 2017.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson U.S. Growth Opportunities Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks long-term capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

Pursuant to the Agreement and Plan of Reorganization, the Fund acquired all the assets and liabilities of the Henderson U.S. Growth Opportunities Fund (the “Predecessor Fund”), a series of Henderson Global Funds, in exchange for Class A, Class C, Class I and Class N Fund shares having an aggregate net asset value equal to the value of the aggregate net assets of the same share class of the Predecessor Fund (except that Class R6 Predecessor Fund shares were exchanged for Class N Fund shares) (the “Reorganization”). The Reorganization occurred at the close of business on June 2, 2017.

The Predecessor Fund and the Fund had identical investment objectives and substantially similar investment policies and principal risks. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the Reorganization is carried forward and reflected in the Fund’s financial highlights.

The last fiscal year end of the Predecessor Fund was July 31, 2016. The Fund's last fiscal year end was July 31, 2017. Subsequent to July 31, 2017, the Fund changed its fiscal year end to September 30, 2017, to reflect the fiscal year end of certain funds of the Trust.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

22	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that

Janus Investment Fund	23

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

24	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme

Janus Investment Fund	25

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.75
Next $1 Billion	0.70
Over $2 Billion	0.65

Geneva Capital Management (“Geneva”) serves as subadviser to the Fund. As subadviser, Geneva provides day-to-day management of the investment operations of the Fund subject to the general oversight of the Board of Trustees and Janus Capital. Geneva is an affiliate of Janus Capital through a common parent company.

Janus Capital pays Geneva a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Prior to the Reorganization, HGINA engaged Geneva to act as the investment sub-adviser to the Predecessor Fund. The sub-advisers provided research, advice and recommendations with respect to the purchase and sale of securities and made investment decisions regarding assets of the Predecessor Fund subject to the oversight of the Predecessor Fund’s Board of Trustees and the Predecessor Fund’s Adviser. No additional fees were charged to the Predecessor Fund for services of the sub-advisers as these fees were paid from the fees earned by HGINA.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.80% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

26	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks

Janus Investment Fund	27

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as "Non-affiliated fund administration fees" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $951.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $13.

28	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

As of March 31, 2019, shares of the Fund were owned by affiliates of Janus Henderson Investors, and/or other funds advised by Janus Henderson, as indicated in the table below:

Class	% of Class Owned		% of Fund Owned
Class A Shares	-	%*	-	%*
Class C Shares	-*		-*
Class D Shares	-*		-*
Class I Shares	21		-*
Class N Shares	4		-*
Class S Shares	100		-*
Class T Shares	1		-*

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 23,425,271	$ 5,494,907	$ (462,973)	$ 5,031,934

Janus Investment Fund	29

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	83,601	$1,190,542	17,424	$ 256,793
Reinvested dividends and distributions	1,077	14,243	1,137	14,826
Shares repurchased	(80,348)	(1,135,638)	(12,676)	(176,051)
Net Increase/(Decrease)	4,330	$ 69,147	5,885	$ 95,568
Class C Shares:
Shares sold	24,846	$ 347,504	916	$ 12,199
Reinvested dividends and distributions	320	4,105	122	1,559
Shares repurchased	(2,889)	(40,923)	(2,611)	(34,776)
Net Increase/(Decrease)	22,277	$ 310,686	(1,573)	$ (21,018)
Class D Shares:
Shares sold	535,818	$7,741,804	878,324	$12,654,305
Reinvested dividends and distributions	9,943	132,741	2,780	36,525
Shares repurchased	(335,444)	(4,715,914)	(532,599)	(7,426,443)
Net Increase/(Decrease)	210,317	$3,158,631	348,505	$ 5,264,387
Class I Shares:
Shares sold	2,540	$ 37,012	6,075	$ 81,015
Reinvested dividends and distributions	101	1,347	34	446
Shares repurchased	(1,146)	(17,236)	(153)	(2,000)
Net Increase/(Decrease)	1,495	$ 21,123	5,956	$ 79,461
Class N Shares:
Shares sold	62,203	$ 863,204	59,457	$ 852,139
Reinvested dividends and distributions	1,070	14,257	32	417
Shares repurchased	(8,464)	(124,874)	(10,369)	(156,540)
Net Increase/(Decrease)	54,809	$ 752,587	49,120	$ 696,016
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	41	547	32	412
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	41	$ 547	32	$ 412
Class T Shares:
Shares sold	212,295	$3,081,566	382,001	$ 5,225,526
Reinvested dividends and distributions	4,761	63,469	999	13,116
Shares repurchased	(125,957)	(1,756,578)	(1,355)	(18,409)
Net Increase/(Decrease)	91,099	$1,388,457	381,645	$ 5,220,233

6. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 7,965,776	$ 3,113,514	$ -	$ -

30	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes to Financial Statements (unaudited)

7. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

32	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	33

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

Janus Investment Fund	35

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

36	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

Janus Investment Fund	37

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

38	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Investment Fund	39

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Janus Investment Fund	41

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

42	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	43

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

44	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the

Janus Investment Fund	45

Janus Henderson U.S. Growth Opportunities Fund

Useful Information About Your Fund Report (unaudited)

total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

46	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes

NotesPage1

Janus Investment Fund	47

Janus Henderson U.S. Growth Opportunities Fund

Notes

NotesPage2

48	MARCH 31, 2019

Janus Henderson U.S. Growth Opportunities Fund

Notes

NotesPage3

Janus Investment Fund	49

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93083 05-19

SEMIANNUAL REPORT March 31, 2019

Janus Henderson Venture Fund

Janus Investment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by contacting a Janus Henderson representative. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your plan sponsor, broker-dealer, or financial intermediary, or if you invest directly with the Fund, by visiting janushenderson.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you do not invest directly with the Fund, you should contact your plan sponsor, broker-dealer, or financial intermediary, to request to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-525-3713 to let the Fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Janus Henderson mutual funds where held (i.e., all Janus Henderson mutual funds held in your account if you invest through your financial intermediary or all Janus Henderson mutual funds held with the fund complex if you invest directly with a fund).

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Henderson Venture Fund

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe a research-driven investment process focused on identifying quality small-cap companies with differentiated business models and sustainable competitive advantages will drive outperformance against our benchmark and peers over time. We take a moderate approach, seeking to identify companies with large addressable markets that are poised for growth over a multi-year period.

Jonathan Coleman co-portfolio manager	Scott Stutzman co-portfolio manager

PERFORMANCE

Janus Henderson Venture Fund’s Class I Shares returned -3.91% over the six-month period ended March 31, 2019. The Fund’s primary benchmark, the Russell 2000® Growth Index, returned -8.22%, and its secondary benchmark, the Russell 2000® Index, returned -8.56% during the period.

INVESTMENT ENVIRONMENT

U.S equities fell sharply in the fourth quarter and then rebounded in the early months of 2019. Fears of slowing global economic growth, rising trade tensions between the U.S. and China and a rising fed funds rate all played a role in driving stocks lower in the fourth quarter. Stocks reversed course in January and February, after the Federal Reserve indicated it would take a cautious approach to raising interest rates while inflation remained low. Increasing hopes that the U.S. and China were making progress toward a trade deal also supported stocks in the first quarter.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Russell 2000 Growth Index, and its secondary benchmark, the Russell 2000 Index, during the period.

Our overweight to the technology sector contributed to relative performance. The composition of the technology sector within the index has changed now that several companies have grown in market cap and graduated to larger indices. As those changes took place, our overweight to the sector grew. However, we are comfortable with our positioning. Many of our holdings within the sector are not traditional technology companies, but business services companies that use technology to improve operations for end markets far afield from the traditional technology sector. We believe the must-have nature of many of these services has created steady, recurring revenue streams for many of our companies, and those stocks have been top contributors to performance as the market has come to appreciate the resiliency of their business models.

Stock selection in the consumer discretionary sector was also a large driver of relative outperformance. Within the sector we’ve shied away from many traditional retailers with a large brick and mortar presence, and that limited exposure has helped stock selection in recent quarters. We find more opportunity with companies that start as an online brand and grow their physical footprint slowly. For example, one of our holdings is behind only Apple in having the highest ratio of sales to square footage of physical stores. We also prefer companies tied to the leisure and travel industry, which are benefiting as consumer spending continues to shift from physical goods toward more experiences.

While stock selection in the consumer discretionary sector was a large boost to relative performance, we also held stocks outside the sector that made meaningful contributions to Fund performance. Euronet Worldwide was our largest contributor. Several significant news items drove Euronet’s stock during the period. The company operates ATM machines around Europe, and pending European regulations around ATM withdrawal fees had been a concern for the company in much of 2018. However, the final proposal was not as onerous as the market initially feared, removing a negative overhang for the stock. Another driver for the stock was the announcement that Visa will allow dynamic currency conversions on international ATM transactions. The move will allow ATM operators such as Euronet an opportunity to offer conversion services to all international ATM transactions on Visa-branded cards around the world, and could boost Euronet’s 2019 earnings by as much as 10%. Going forward, we continue to like the recurring revenue streams associated with Euronet’s ATM business, and like that it has a market leading position in Europe.

While pleased with the results of many companies in our portfolio, we also held stocks that detracted from

Janus Investment Fund	1

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

performance. Ligand Pharmaceuticals was our largest detractor. The market was disappointed with the company’s decision to sell its royalty rights to Promacta, a medicine used to treat low blood platelet counts. An investor also issued a short report that was critical of the company’s future revenue potential. We disagree with the report, however, and believe Ligand’s development pipeline is underappreciated by the market. Further, we like Ligand’s business model because we believe it stands to benefit from innovation in the health care sector. Ligand develops and acquires technologies that help other companies discover and develop medicines, and other technologies that make drugs more soluble. As such, Ligand benefits from the broad proliferation of innovative therapies around the globe. In our view, this is a less risky way to invest in medical innovation than an early stage biotech or pharmaceutical company, whose stock performance is often tied to the binary outcome of a single clinical trial under development.

Diplomat Pharmacy was another detractor. The stock was down after the company announced it would need to record an impairment charge related to acquisitions it made for its pharmacy benefits management (PBM) business. We were concerned about the impairment and other operational issues from the company, and sold the stock during the period.

Belden was another detractor. Industrial stocks such as Belden sold off broadly in the fourth quarter due to concerns about slowing economic growth. Belden’s stock dipped further after an announcement the SEC was investigating the company over how it recognized revenue in one business unit. The company had already publicly announced and completed an external audit of the accounting issue, and we believe the stock price reaction to the news about the SEC investigation was overdone. We continue to hold the stock, and believe connector and component suppliers such as Belden serve attractive end markets that are growing content in a number of industrial products.

DERIVATIVES USE

To the extent we invest in foreign holdings, we may use forward exchange contracts to hedge the foreign currency. During the period, our aggregate derivative positions contributed to relative results. (Please see “Notes to Financial Statements” for information about the derivatives used by the Fund.)

OUTLOOK

In 2018 commentaries and updates, we wrote about a valuation bifurcation taking place among small-cap stocks. After a fourth quarter sell-off and subsequent rebound, that dynamic has returned. Stocks of many companies with “recession-resistant” business models and companies tied to tantalizing secular growth trends trade at excessive multiples. Meanwhile, cyclical stocks or other companies facing near-term headwinds often trade at single-digit multiples and experience multiple compression even when they report better-than-expected earnings or revise future earnings guidance upward.

We are navigating this environment with the same approach we took for much of last year. We own companies tied to powerful secular growth trends such as biotech innovation or the transition of software services to the cloud, but have taken a selective approach. Our holdings in the biotech industry demonstrate this process. We’ve generally avoided the smallest biotech companies in the index, whose earnings streams are often tied to a single treatment still under development. Instead, we favor companies with established products whose revenue and earnings streams are more visible. We also hold companies providing services that improve drug delivery and development. Such businesses still benefit from broad industry innovation and the proliferation of new drugs, but should be less risky than owning a stock whose performance is tied largely to the binary outcome of a single clinical trial.

We’ve also managed the valuation bifurcation by tilting our portfolio modestly toward more cyclical companies with lower valuations and growing earnings. For example, we’ve added to position sizes of industrial companies in recent months. We believe the market has taken an undiscerning view with these stocks, focusing only on the cyclicality of the business and overlooking ways in which some companies have deployed technology to improve margins or used low rates to dramatically improve their debt profile. Such actions could allow these companies to continue to grow earnings, even if the economy decelerates.

Going forward, we will continue to search for reasonably priced stocks where the underlying growth is misunderstood, and will take a disciplined approach to valuation.

Thank you for your investment in Janus Henderson Venture Fund.

2	MARCH 31, 2019

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2019

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Euronet Worldwide Inc	0.63%	Ligand Pharmaceuticals Inc	-0.53%
	Cadence Design Systems Inc	0.49%	Diplomat Pharmacy Inc	-0.38%
	K12 Inc	0.43%	Belden Inc	-0.35%
	NeoGenomics Inc	0.32%	Broadridge Financial Solutions Inc	-0.34%
	Insmed Inc	0.30%	Cimpress NV	-0.33%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	1.40%	31.31%	18.00%
	Consumer Discretionary	1.15%	10.66%	14.91%
	Financials	0.70%	5.52%	7.39%
	Other**	0.58%	2.12%	0.00%
	Industrials	0.44%	17.25%	17.88%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Growth Index
		Contribution	(Average % of Equity)	Weighting
	Communication Services	-0.21%	0.75%	3.46%
	Real Estate	-0.09%	1.88%	2.93%
	Utilities	-0.08%	0.00%	0.49%
	Materials	-0.06%	4.21%	3.52%
	Consumer Staples	0.05%	1.65%	2.99%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

Janus Investment Fund	3

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Fund At A Glance

March 31, 2019

5 Largest Equity Holdings - (% of Net Assets)
SS&C Technologies Holdings Inc
Software	2.5%
HEICO Corp
Aerospace & Defense	2.3%
Nice Ltd (ADR)
Software	2.2%
Euronet Worldwide Inc
Information Technology Services	2.1%
STERIS PLC
Health Care Equipment & Supplies	2.0%
11.1%

Asset Allocation - (% of Net Assets)
Common Stocks	98.7%
Investment Companies	1.9%
Other	(0.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of March 31, 2019	As of September 30, 2018

4	MARCH 31, 2019

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended March 31, 2019						per the January 28, 2019 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	-4.03%	8.61%	10.80%	18.53%	12.04%	1.01%
Class A Shares at MOP(1)	-9.55%	2.37%	9.49%	17.83%	11.84%
Class C Shares at NAV(1)	-4.37%	7.83%	10.00%	17.38%	11.29%	1.75%
Class C Shares at CDSC(1)	-5.23%	6.86%	10.00%	17.38%	11.29%
Class D Shares(1)	-3.92%	8.85%	11.05%	18.89%	12.25%	0.80%
Class I Shares(1)	-3.91%	8.91%	11.11%	18.78%	12.22%	0.75%
Class N Shares(1)	-3.86%	9.00%	11.20%	18.78%	12.22%	0.67%
Class S Shares(1)	-4.10%	8.45%	10.65%	18.35%	11.91%	1.17%
Class T Shares(1)	-3.96%	8.74%	10.94%	18.78%	12.22%	0.91%
Russell 2000 Growth Index	-8.22%	3.85%	8.41%	16.52%	8.29%
Russell 2000 Index	-8.56%	2.05%	7.05%	15.36%	9.63%
Morningstar Quartile - Class T Shares	-	2nd	1st	1st	1st
Morningstar Ranking - based on total returns for Small Growth Funds	-	302/691	114/639	59/562	8/49

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 800.668.0434 (or 800.525.3713 if you hold shares directly with Janus Henderson) or visit janushenderson.com/performance (or janushenderson.com/allfunds if you hold shares directly with Janus Henderson).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Performance may be affected by risks that include those associated with non-diversification, portfolio turnover, short sales, potential conflicts of interest, foreign and emerging markets, initial public offerings (IPOs), high-yield and high-risk securities, undervalued, overlooked and smaller capitalization companies, real estate related securities including Real Estate Investment Trusts (REITs), derivatives, and commodity-linked investments. Each product

Janus Investment Fund	5

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Performance

has different risks. Please see the prospectus for more information about risks, holdings and other details.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on May 6, 2011. Performance shown for each class for periods prior to May 6, 2011, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on May 6, 2011. Performance shown for periods prior to May 6, 2011, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of the Fund's Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund's commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund's prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2019 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

Index performance does not reflect the expenses of managing a portfolio as an index is unmanaged and not available for direct investment.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – April 30, 1985

(1) Closed to certain new investors.

6	MARCH 31, 2019

Janus Henderson Venture Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Beginning Account Value (10/1/18)	Ending Account Value (3/31/19)	Expenses Paid During Period (10/1/18 - 3/31/19)†	Net Annualized Expense Ratio (10/1/18 - 3/31/19)
Class A Shares	$1,000.00	$959.70	$4.98	$1,000.00	$1,019.85	$5.14	1.02%
Class C Shares	$1,000.00	$956.30	$8.54	$1,000.00	$1,016.21	$8.80	1.75%
Class D Shares	$1,000.00	$960.80	$3.96	$1,000.00	$1,020.89	$4.08	0.81%
Class I Shares	$1,000.00	$960.90	$3.72	$1,000.00	$1,021.14	$3.83	0.76%
Class N Shares	$1,000.00	$961.40	$3.28	$1,000.00	$1,021.59	$3.38	0.67%
Class S Shares	$1,000.00	$959.00	$5.71	$1,000.00	$1,019.10	$5.89	1.17%
Class T Shares	$1,000.00	$960.40	$4.40	$1,000.00	$1,020.44	$4.53	0.90%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – 98.7%
Aerospace & Defense – 2.3%
HEICO Corp	965,631	$81,170,942
Auto Components – 0.6%
Visteon Corp*	309,272	20,829,469
Automobiles – 0.5%
Thor Industries Inc	297,406	18,549,212
Banks – 0.5%
UMB Financial Corp	279,976	17,929,663
Biotechnology – 8.7%
Acceleron Pharma Inc*	236,092	10,994,804
AnaptysBio Inc*	234,374	17,121,021
BeiGene Ltd (ADR)*	94,478	12,471,096
Biohaven Pharmaceutical Holding Co Ltd*	309,526	15,931,303
Deciphera Pharmaceuticals Inc*	254,568	5,908,523
Eagle Pharmaceuticals Inc/DE*	447,927	22,615,834
Enanta Pharmaceuticals Inc*	199,513	19,057,482
FibroGen Inc*	360,778	19,608,284
Heron Therapeutics Inc*	758,745	18,543,728
Immunomedics Inc*	551,663	10,597,446
Insmed Inc*	1,037,722	30,166,579
Knight Therapeutics Inc*	2,547,222	13,992,374
Ligand Pharmaceuticals Inc*	224,332	28,200,776
Mirati Therapeutics Inc*	153,621	11,260,419
Myovant Sciences Ltd*,#	451,941	10,787,832
Neurocrine Biosciences Inc*	236,113	20,801,555
Puma Biotechnology Inc*	460,612	17,867,140
Rhythm Pharmaceuticals Inc*	529,473	14,512,855
		300,439,051
Building Products – 1.2%
CSW Industrials Inc*	735,480	42,135,649
Capital Markets – 3.2%
LPL Financial Holdings Inc	875,900	61,006,435
MSCI Inc	146,710	29,171,816
Waitr Holdings Inc*,#	1,604,570	19,720,165
		109,898,416
Chemicals – 3.3%
HB Fuller Co	568,266	27,640,458
Sensient Technologies Corp	782,056	53,015,576
Valvoline Inc	1,868,623	34,681,643
		115,337,677
Commercial Services & Supplies – 1.3%
Brady Corp	631,522	29,308,936
Cimpress NV*	211,639	16,958,633
		46,267,569
Consumer Finance – 0.6%
SLM Corp	2,010,805	19,927,078
Diversified Consumer Services – 3.4%
frontdoor Inc*	699,148	24,064,674
K12 Inc*	819,430	27,967,146
ServiceMaster Global Holdings Inc*	1,398,297	65,300,470
		117,332,290
Diversified Financial Services – 1.6%
Churchill Capital Corp*	2,755,886	37,039,108
GTY Govtech Inc*,#,£	1,888,663	16,620,234
GTY Technology Holdings PP*,§	2,606	21,786
		53,681,128
Diversified Telecommunication Services – 0.3%
Bandwidth Inc*	155,166	10,389,915
Electrical Equipment – 0.5%
EnerSys	255,426	16,643,558

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	MARCH 31, 2019

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Electronic Equipment, Instruments & Components – 4.7%
Arlo Technologies Inc*	1,323,595	$5,466,447
Belden Inc	732,648	39,343,198
CTS Corp	549,092	16,126,832
National Instruments Corp	328,185	14,558,287
Novanta Inc*	263,710	22,344,148
OSI Systems Inc*	336,506	29,477,926
Rogers Corp*	211,759	33,644,270
		160,961,108
Energy Equipment & Services – 0.6%
Solaris Oilfield Infrastructure Inc#	1,301,171	21,391,251
Entertainment – 0.6%
Manchester United PLC	992,748	19,080,617
Equity Real Estate Investment Trusts (REITs) – 0.5%
Easterly Government Properties Inc	919,101	16,553,009
Food & Staples Retailing – 0.5%
Casey's General Stores Inc	123,339	15,882,363
Food Products – 0.5%
Hain Celestial Group Inc*	800,477	18,507,028
Health Care Equipment & Supplies – 6.3%
AngioDynamics Inc*	1,131,741	25,871,599
Globus Medical Inc*	606,277	29,956,147
Heska Corp*	159,453	13,572,639
ICU Medical Inc*	124,170	29,717,606
Insulet Corp*	326,080	31,006,947
Senseonics Holdings Inc*,#	1,580,181	3,871,444
STERIS PLC	529,578	67,801,871
Surmodics Inc*	294,833	12,819,339
Trinity Biotech PLC (ADR)*,#,£	1,211,177	3,451,855
		218,069,447
Health Care Providers & Services – 0.6%
HealthEquity Inc*	258,145	19,097,567
Hotels, Restaurants & Leisure – 2.6%
Cedar Fair LP	898,884	47,299,276
Dunkin' Brands Group Inc	360,718	27,089,922
Monarch Casino & Resort Inc*	376,479	16,534,958
		90,924,156
Household Durables – 0.7%
Lovesac Co*,£	811,799	22,576,130
Information Technology Services – 5.7%
Broadridge Financial Solutions Inc	454,918	47,170,447
Euronet Worldwide Inc*	502,562	71,660,316
WEX Inc*	228,226	43,817,110
WNS Holdings Ltd*	625,162	33,302,380
		195,950,253
Insurance – 1.0%
RLI Corp	464,962	33,361,024
Internet & Direct Marketing Retail – 0.9%
Farfetch Ltd*	683,019	18,380,041
MakeMyTrip Ltd*	457,722	12,633,127
		31,013,168
Life Sciences Tools & Services – 2.8%
Bio-Techne Corp	186,841	37,097,281
Codexis Inc*	888,616	18,243,287
NeoGenomics Inc*	2,090,231	42,766,126
		98,106,694
Machinery – 8.6%
Gates Industrial Corp PLC*	2,460,812	35,288,044
ITT Inc	624,522	36,222,276
Kennametal Inc	643,111	23,634,329

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Machinery – (continued)
Kornit Digital Ltd*,#	1,134,430	$26,999,434
Nordson Corp	259,119	34,338,450
Proto Labs Inc*	146,516	15,404,692
Rexnord Corp*	1,513,146	38,040,490
Standex International Corp	499,963	36,697,284
WABCO Holdings Inc*	221,338	29,178,989
Wabtec Corp	273,922	20,193,530
		295,997,518
Oil, Gas & Consumable Fuels – 1.2%
DCP Midstream LP#	649,322	21,460,092
Magnolia Oil & Gas Corp*	1,627,765	19,533,180
		40,993,272
Paper & Forest Products – 0.5%
Neenah Inc	285,540	18,377,354
Personal Products – 0.7%
Ontex Group NV	1,038,919	23,375,037
Pharmaceuticals – 3.5%
Catalent Inc*	1,629,958	66,159,995
GW Pharmaceuticals PLC (ADR)*	117,574	19,819,449
Prestige Consumer Healthcare Inc*	786,287	23,517,844
WaVe Life Sciences Ltd*	324,793	12,618,208
		122,115,496
Professional Services – 1.2%
CoStar Group Inc*	44,377	20,698,320
TrueBlue Inc*	837,687	19,802,921
		40,501,241
Real Estate Management & Development – 1.3%
FirstService Corp	248,120	22,167,041
Redfin Corp*	1,124,288	22,789,318
		44,956,359
Road & Rail – 1.4%
AMERCO	75,463	28,035,259
Old Dominion Freight Line Inc	144,637	20,884,136
		48,919,395
Semiconductor & Semiconductor Equipment – 1.4%
ON Semiconductor Corp*	2,341,030	48,154,987
Software – 21.2%
Altair Engineering Inc*	541,462	19,931,216
Blackbaud Inc	711,591	56,735,150
Cadence Design Systems Inc*	956,156	60,725,468
ChannelAdvisor Corp*,£	1,607,303	19,576,951
Cision Ltd*	2,256,782	31,075,888
Descartes Systems Group Inc*	1,152,189	41,889,943
Envestnet Inc*	583,774	38,172,982
Everbridge Inc*	281,704	21,130,617
Guidewire Software Inc*	241,572	23,471,136
Instructure Inc*	571,243	26,916,970
j2 Global Inc	639,022	55,339,305
LivePerson Inc*	852,169	24,729,944
Nice Ltd (ADR)*	631,092	77,315,081
Paylocity Holding Corp*	394,176	35,156,557
RealPage Inc*	515,346	31,276,349
SailPoint Technologies Holding Inc*	804,792	23,113,626
SS&C Technologies Holdings Inc	1,379,506	87,860,737
Trade Desk Inc*	170,648	33,779,772
Tyler Technologies Inc*	117,657	24,049,091
		732,246,783
Specialty Retail – 0.5%
Williams-Sonoma Inc	306,320	17,236,626

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	MARCH 31, 2019

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2019

Shares		Value
Common Stocks – (continued)
Textiles, Apparel & Luxury Goods – 0.5%
Carter's Inc	177,849	$17,925,401
Thrifts & Mortgage Finance – 0.7%
LendingTree Inc*	72,944	25,644,193
Total Common Stocks (cost $2,284,171,855)		3,408,449,094
Investment Companies – 1.9%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº,£	19,806,355	19,806,355
Money Markets – 1.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº,£	44,470,081	44,470,081
Total Investment Companies (cost $64,276,436)		64,276,436
Total Investments (total cost $2,348,448,291) – 100.6%		3,472,725,530
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(20,470,727)
Net Assets – 100%		$3,452,254,803

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,160,319,151	91.0%
Israel	104,314,515	3.0
Canada	78,049,358	2.2
United Kingdom	57,280,107	1.7
India	45,935,507	1.3
Belgium	23,375,037	0.7
Ireland	3,451,855	0.1

Total	$3,472,725,530	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income(1)	Realized Gain/(Loss)(1)	Change in Unrealized Appreciation/ Depreciation(1)	Value at 3/31/19
Common Stocks - 1.9%
Building Products - N/A
CSW Industrials Inc*,š	$-	$892,656	$1,372,034	$	N/A
Capital Markets - N/A
Waitr Holdings Inc*,š	-	18,988	1,638,391		N/A
Diversified Financial Services - 0.5%
GTY Govtech Inc*,#	-	-	(2,320,765)		16,620,234
GTY Technology Holdings PP*,§	-	-	(2,320)		21,786
GTY Technology Holdings/Cayman Islands	-	120,629	-		-
Total Diversified Financial Services	$-	$120,629	$(2,323,085)		$16,642,020
Health Care Equipment & Supplies - 0.1%
Trinity Biotech PLC (ADR)*,#	-	(193,718)	(1,216,205)		3,451,855
Household Durables - 0.7%
Lovesac Co*	-	269,882	7,014,879		22,576,130
Software - 0.6%
ChannelAdvisor Corp*	-	(197,380)	962,755		19,576,951
Total Common Stocks	$-	$911,057	$7,448,769		$62,246,956
Warrants - N/A
Capital Markets - N/A
Waitr Holdings Inc	-	138,536	-		-
Total Warrants	$-	$138,536	$-		$-
Investment Companies - 1.9%
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	754,234∆	-	-		19,806,355
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	660,534	-	-		44,470,081
Total Investment Companies	$1,414,768	$-	$-		$64,276,436
Total Affiliated Investments - 3.8%	$1,414,768	$1,049,593	$7,448,769		$126,523,392

(1) For securities that were affiliated for a portion of the period ended March 31, 2019, this column reflects amounts for the entire period ended March 31, 2019 and not just the period in which the security was affiliated.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	MARCH 31, 2019

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2019

	Share Balance at 9/30/18	Purchases	Sales	Share Balance at 3/31/19
Common Stocks - 2.5%
Building Products - N/A
CSW Industrials Inc*,š	823,850	-	(88,370)	735,480
Capital Markets - 0.6%
Waitr Holdings Inc*,š	-	1,765,770Ð	(161,200)	1,604,570
Diversified Financial Services - 0.5%
GTY Govtech Inc*	-	1,888,663Ð	-	1,888,663
GTY Technology Holdings PP*,§	-	2,606	-	2,606
GTY Technology Holdings/Cayman Islands	-	1,428,025	(1,428,025)Ð	-
Health Care Equipment & Supplies - 0.1%
Trinity Biotech PLC (ADR)*	1,223,052	-	(11,875)	1,211,177
Household Durables - 0.7%
Lovesac Co*	-	903,769	(91,970)	811,799
Software - 0.6%
ChannelAdvisor Corp*	1,086,658	536,405	(15,760)	1,607,303
Warrants - N/A
Capital Markets - N/A
Waitr Holdings Inc	-	785,350Ð	(785,350)Ð	-
Investment Companies - 1.9%
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Janus Henderson Cash Collateral Fund LLC, 2.4088%ºº	54,035,050	296,908,546	(331,137,241)	19,806,355
Money Markets - 1.3%
Janus Henderson Cash Liquidity Fund LLC, 2.4475%ºº	91,146,672	192,178,409	(238,855,000)	44,470,081

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2019

Schedule of Forward Foreign Currency Exchange Contracts, Open

Counterparty/ Foreign Currency	Settlement Date	Foreign Currency Amount (Sold)/ Purchased	USD Currency Amount (Sold)/ Purchased	Market Value and Unrealized Appreciation/ (Depreciation)
Bank of America:
Euro	5/7/19	(242,000)	$272,969	$664
Barclays Capital Inc:
British Pound	4/11/19	(9,911,800)	12,973,767	60,435
Citibank NA:
Canadian Dollar	4/11/19	(11,920,000)	9,051,731	128,596
Euro	4/11/19	(4,734,000)	5,391,979	77,853

				206,449
Credit Suisse International:
Canadian Dollar	4/17/19	(39,093,000)	29,669,066	399,562
Euro	4/17/19	(4,713,000)	5,378,847	85,338

				484,900
HSBC Securities (USA) Inc:
British Pound	5/7/19	(17,452,500)	22,950,910	181,810
Canadian Dollar	5/7/19	(2,095,000)	1,572,607	3,184
Canadian Dollar	5/7/19	(4,717,500)	3,529,267	(4,745)
Euro	5/7/19	(5,123,000)	5,800,610	36,080

				216,329
JPMorgan Chase & Co:
Canadian Dollar	4/11/19	(18,504,000)	14,060,309	208,489
Total				$1,177,266

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of March 31, 2019.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019

Currency Contracts
Asset Derivatives:
Forward foreign currency exchange contracts	$1,182,011

Liability Derivatives:
Forward foreign currency exchange contracts	$ 4,745

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	MARCH 31, 2019

Janus Henderson Venture Fund

Schedule of Investments (unaudited)

March 31, 2019

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2019.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended March 31, 2019

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$1,563,932

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Forward foreign currency exchange contracts	$1,627,643

Please see the "Net Realized Gain/(Loss) on Investments" and "Change in Unrealized Net Appreciation/Depreciation" sections of the Fund’s Statement of Operations.

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended March 31, 2019

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 102,184,174

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Growth Index	Russell 2000® Growth Index reflects the performance of U.S. small-cap equities with higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	Russell 2000® Index reflects the performance of U.S. small-cap equities.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
PP	Private Placement

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of March 31, 2019.

#	Loaned security; a portion of the security is on loan at March 31, 2019.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

š	Company was no longer an affiliate as of March 31, 2019.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Ð	All or a portion is the result of a corporate action.

§				Schedule of Restricted and Illiquid Securities (as of March 31, 2019)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
GTY Technology Holdings PP	2/22/19	$24,106	$21,786	0.0%

The Fund has registration rights for certain restricted securities held as of March 31, 2019. The issuer incurs all registration costs.

16	MARCH 31, 2019

Janus Henderson Venture Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2019. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Diversified Financial Services	$53,659,342	$21,786	$-
All Other	3,354,767,966	-	-
Investment Companies	-	64,276,436	-
Total Investments in Securities	$3,408,427,308	$64,298,222	$-
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	-	1,182,011	-
Total Assets	$3,408,427,308	$65,480,233	$-
Liabilities
Other Financial Instruments(a):
Forward Foreign Currency Exchange Contracts	$-	$4,745	$-

(a)

Other financial instruments include forward foreign currency exchange, futures, written options, written swaptions, and swap contracts. Forward foreign currency exchange contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Henderson Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

See footnotes at the end of the Statement.

Assets:
Unaffiliated investments, at value(1)(2)	$3,346,202,138
Affiliated investments, at value(3)(4)	126,523,392
Cash	477,454
Forward foreign currency exchange contracts	1,182,011
Closed foreign currency contracts	7,966
Non-interested Trustees' deferred compensation	83,853
Receivables:
Fund shares sold	2,202,388
Dividends	790,008
Investments sold	324,476
Dividends from affiliates	102,198
Other assets	17,723
Total Assets	3,477,913,607
Liabilities:
Collateral for securities loaned (Note 3)	19,806,355
Forward foreign currency exchange contracts	4,745
Closed foreign currency contracts	7,739
Payables:	—
Fund shares repurchased	2,482,248
Advisory fees	1,864,566
Investments purchased	680,236
Transfer agent fees and expenses	470,580
Non-interested Trustees' deferred compensation fees	83,853
12b-1 Distribution and shareholder servicing fees	30,706
Non-interested Trustees' fees and expenses	23,958
Professional fees	23,666
Affiliated fund administration fees payable	7,284
Custodian fees	364
Accrued expenses and other payables	172,504
Total Liabilities	25,658,804
Net Assets	$3,452,254,803

See Notes to Financial Statements.

18	MARCH 31, 2019

Janus Henderson Venture Fund

Statement of Assets and Liabilities (unaudited)

March 31, 2019

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,265,175,330
Total distributable earnings (loss)	1,187,079,473
Total Net Assets	$3,452,254,803
Net Assets - Class A Shares	$27,855,174
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	362,793
Net Asset Value Per Share(5)	$76.78
Maximum Offering Price Per Share(6)	$81.46
Net Assets - Class C Shares	$10,017,912
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	141,575
Net Asset Value Per Share(5)	$70.76
Net Assets - Class D Shares	$1,719,248,650
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	21,728,183
Net Asset Value Per Share	$79.13
Net Assets - Class I Shares	$322,531,042
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,057,065
Net Asset Value Per Share	$79.50
Net Assets - Class N Shares	$375,842,187
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,695,271
Net Asset Value Per Share	$80.05
Net Assets - Class S Shares	$76,035,184
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,001,219
Net Asset Value Per Share	$75.94
Net Assets - Class T Shares	$920,724,654
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,803,411
Net Asset Value Per Share	$78.00

(1) Includes cost of $2,206,603,865.

(2) Includes $19,161,447 of securities on loan. See Note 3 in Notes to Financial Statements.

(3) Includes cost of $141,844,426.

(4) Includes $176,304 of securities on loan. See Note 3 in Notes to Financial Statements.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Henderson Venture Fund

Statement of Operations (unaudited)

For the period ended March 31, 2019

Investment Income:
Dividends	$11,211,826
Affiliated securities lending income, net	754,234
Dividends from affiliates	660,534
Other income	20
Foreign tax withheld	(10,656)
Total Investment Income	12,615,958
Expenses:
Advisory fees	10,331,814
12b-1 Distribution and shareholder servicing fees:
Class A Shares	34,631
Class C Shares	49,304
Class S Shares	88,160
Transfer agent administrative fees and expenses:
Class D Shares	965,377
Class S Shares	88,160
Class T Shares	1,089,711
Transfer agent networking and omnibus fees:
Class A Shares	12,346
Class C Shares	3,782
Class I Shares	136,124
Other transfer agent fees and expenses:
Class A Shares	1,523
Class C Shares	549
Class D Shares	84,895
Class I Shares	7,143
Class N Shares	4,649
Class S Shares	459
Class T Shares	4,534
Shareholder reports expense	118,855
Registration fees	102,470
Non-interested Trustees’ fees and expenses	51,581
Professional fees	41,591
Affiliated fund administration fees	40,358
Custodian fees	29,973
Other expenses	125,249
Total Expenses	13,413,238
Less: Excess Expense Reimbursement and Waivers	(54,759)
Net Expenses	13,358,479
Net Investment Income/(Loss)	(742,521)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	51,317,695
Investments in affiliates	1,049,593
Forward foreign currency exchange contracts	1,563,932
Total Net Realized Gain/(Loss) on Investments	53,931,220
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(220,371,611)
Investments in affiliates	7,448,769
Forward foreign currency exchange contracts	1,627,643
Total Change in Unrealized Net Appreciation/Depreciation	(211,295,199)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(158,106,500)

See Notes to Financial Statements.

20	MARCH 31, 2019

Janus Henderson Venture Fund

Statements of Changes in Net Assets

	Period ended March 31, 2019 (unaudited)	Year ended September 30, 2018

Operations:
Net investment income/(loss)	$(742,521)	$(4,063,680)
Net realized gain/(loss) on investments	53,931,220	328,663,248
Change in unrealized net appreciation/depreciation	(211,295,199)	344,951,366
Net Increase/(Decrease) in Net Assets Resulting from Operations	(158,106,500)	669,550,934
Dividends and Distributions to Shareholders
Class A Shares	(2,435,186)	(1,141,265)
Class C Shares	(968,975)	(733,680)
Class D Shares	(135,165,495)	(82,765,455)
Class I Shares	(26,407,223)	(15,000,720)
Class N Shares	(27,088,328)	(10,531,798)
Class S Shares	(6,058,641)	(3,272,005)
Class T Shares	(74,964,015)	(49,261,504)
Net Decrease from Dividends and Distributions to Shareholders	(273,087,863)	(162,706,427)
Capital Share Transactions:
Class A Shares	268,239	5,809,767
Class C Shares	(537,218)	(2,743,005)
Class D Shares	88,114,223	(12,391,010)
Class I Shares	3,448,606	24,780,981
Class N Shares	67,610,017	115,155,862
Class S Shares	3,115,030	16,337,647
Class T Shares	32,708,325	(86,375,886)
Net Increase/(Decrease) from Capital Share Transactions	194,727,222	60,574,356
Net Increase/(Decrease) in Net Assets	(236,467,141)	567,418,863
Net Assets:
Beginning of period	3,688,721,944	3,121,303,081
End of period	$3,452,254,803	$3,688,721,944

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Henderson Venture Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$88.38	$76.48	$66.00	$60.50	$63.79	$70.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.09)	(0.25)	(0.15)	(0.04)	(0.22)	(0.34)
Net realized and unrealized gain/(loss)	(4.78)	16.26	11.78	8.38	3.98	4.36
Total from Investment Operations	(4.87)	16.01	11.63	8.34	3.76	4.02
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Net Asset Value, End of Period	$76.78	$88.38	$76.48	$66.00	$60.50	$63.79
Total Return*	(4.03)%	21.83%	17.93%	14.16%	5.50%	6.05%
Net Assets, End of Period (in thousands)	$27,855	$31,373	$21,962	$37,626	$48,546	$16,621
Average Net Assets for the Period (in thousands)	$27,958	$24,358	$29,815	$39,147	$42,275	$45,860
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.01%	1.03%	1.04%	1.04%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.02%	1.01%	1.03%	1.04%	1.04%	1.17%
Ratio of Net Investment Income/(Loss)	(0.24)%	(0.31)%	(0.22)%	(0.07)%	(0.33)%	(0.51)%
Portfolio Turnover Rate	13%	28%	25%	22%	40%	47%

Class C Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$82.39	$72.06	$62.70	$58.03	$61.85	$69.27
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.33)	(0.78)	(0.62)	(0.47)	(0.66)	(0.72)
Net realized and unrealized gain/(loss)	(4.57)	15.22	11.13	7.98	3.89	4.24
Total from Investment Operations	(4.90)	14.44	10.51	7.51	3.23	3.52
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Net Asset Value, End of Period	$70.76	$82.39	$72.06	$62.70	$58.03	$61.85
Total Return*	(4.38)%	20.95%	17.07%	13.30%	4.75%	5.37%
Net Assets, End of Period (in thousands)	$10,018	$12,223	$13,269	$15,972	$18,387	$7,926
Average Net Assets for the Period (in thousands)	$10,173	$12,894	$13,997	$17,061	$15,695	$6,549
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.75%	1.74%	1.76%	1.78%	1.74%	1.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.75%	1.74%	1.76%	1.78%	1.74%	1.82%
Ratio of Net Investment Income/(Loss)	(0.97)%	(1.03)%	(0.95)%	(0.81)%	(1.03)%	(1.14)%
Portfolio Turnover Rate	13%	28%	25%	22%	40%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	MARCH 31, 2019

Janus Henderson Venture Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$90.73	$78.25	$67.35	$61.55	$64.67	$71.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.01)	(0.08)	(0.01)	0.09	(0.06)	(0.10)
Net realized and unrealized gain/(loss)	(4.86)	16.67	12.06	8.55	3.99	4.38
Total from Investment Operations	(4.87)	16.59	12.05	8.64	3.93	4.28
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Net Asset Value, End of Period	$79.13	$90.73	$78.25	$67.35	$61.55	$64.67
Total Return*	(3.92)%	22.09%	18.20%	14.41%	5.70%	6.40%
Net Assets, End of Period (in thousands)	$1,719,249	$1,843,494	$1,597,029	$1,443,406	$1,337,264	$1,340,281
Average Net Assets for the Period (in thousands)	$1,613,382	$1,712,398	$1,473,945	$1,359,875	$1,473,495	$1,375,889
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	0.80%	0.81%	0.82%	0.82%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.81%	0.80%	0.81%	0.82%	0.82%	0.82%
Ratio of Net Investment Income/(Loss)	(0.03)%	(0.09)%	(0.01)%	0.15%	(0.10)%	(0.15)%
Portfolio Turnover Rate	13%	28%	25%	22%	40%	47%

Class I Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$91.10	$78.51	$67.54	$61.69	$64.76	$71.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.01	(0.03)	0.03	0.12	(0.02)	(0.04)
Net realized and unrealized gain/(loss)	(4.88)	16.73	12.09	8.57	4.00	4.37
Total from Investment Operations	(4.87)	16.70	12.12	8.69	3.98	4.33
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Net Asset Value, End of Period	$79.50	$91.10	$78.51	$67.54	$61.69	$64.76
Total Return*	(3.91)%	22.16%	18.25%	14.46%	5.78%	6.48%
Net Assets, End of Period (in thousands)	$322,531	$362,757	$291,520	$252,126	$272,647	$206,130
Average Net Assets for the Period (in thousands)	$311,731	$317,820	$250,794	$251,451	$270,012	$147,267
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.75%	0.76%	0.77%	0.75%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.76%	0.77%	0.75%	0.75%
Ratio of Net Investment Income/(Loss)	0.02%	(0.04)%	0.04%	0.20%	(0.03)%	(0.06)%
Portfolio Turnover Rate	13%	28%	25%	22%	40%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Henderson Venture Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$91.63	$78.88	$67.79	$61.86	$64.87	$71.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	0.04	0.03	0.08	0.16	0.04	(0.01)
Net realized and unrealized gain/(loss)	(4.89)	16.83	12.16	8.61	4.00	4.39
Total from Investment Operations	(4.85)	16.86	12.24	8.77	4.04	4.38
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Net Asset Value, End of Period	$80.05	$91.63	$78.88	$67.79	$61.86	$64.87
Total Return*	(3.86)%	22.26%	18.36%	14.56%	5.87%	6.55%
Net Assets, End of Period (in thousands)	$375,842	$346,638	$192,210	$91,472	$21,975	$6,486
Average Net Assets for the Period (in thousands)	$329,431	$248,072	$131,281	$52,796	$10,894	$6,525
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.67%	0.68%	0.67%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.67%	0.67%	0.67%	0.68%	0.67%	0.68%
Ratio of Net Investment Income/(Loss)	0.11%	0.04%	0.11%	0.26%	0.06%	(0.01)%
Portfolio Turnover Rate	13%	28%	25%	22%	40%	47%

Class S Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$87.56	$75.92	$65.61	$60.24	$63.63	$70.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.14)	(0.37)	(0.26)	(0.14)	(0.29)	(0.32)
Net realized and unrealized gain/(loss)	(4.75)	16.12	11.72	8.35	3.95	4.32
Total from Investment Operations	(4.89)	15.75	11.46	8.21	3.66	4.00
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Net Asset Value, End of Period	$75.94	$87.56	$75.92	$65.61	$60.24	$63.63
Total Return*	(4.10)%	21.64%	17.77%	14.00%	5.34%	6.03%
Net Assets, End of Period (in thousands)	$76,035	$82,776	$56,058	$40,904	$18,132	$6,792
Average Net Assets for the Period (in thousands)	$70,722	$69,664	$45,884	$29,251	$12,384	$6,387
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.17%	1.17%	1.19%	1.17%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.17%	1.17%	1.17%	1.19%	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	(0.39)%	(0.46)%	(0.37)%	(0.23)%	(0.45)%	(0.49)%
Portfolio Turnover Rate	13%	28%	25%	22%	40%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	MARCH 31, 2019

Janus Henderson Venture Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended March 31, 2019 (unaudited) and the year ended September 30	2019	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$89.60	$77.41	$66.70	$61.05	$64.25	$70.99
Income/(Loss) from Investment Operations:
Net investment income/(loss)(1)	(0.05)	(0.16)	(0.07)	0.03	(0.13)	(0.16)
Net realized and unrealized gain/(loss)	(4.82)	16.46	11.93	8.46	3.98	4.36
Total from Investment Operations	(4.87)	16.30	11.86	8.49	3.85	4.20
Less Dividends and Distributions:
Dividends (from net investment income)	—	—	—	—	—	—
Distributions (from capital gains)	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Total Dividends and Distributions	(6.73)	(4.11)	(1.15)	(2.84)	(7.05)	(10.94)
Net Asset Value, End of Period	$78.00	$89.60	$77.41	$66.70	$61.05	$64.25
Total Return*	(3.97)%	21.95%	18.09%	14.28%	5.61%	6.31%
Net Assets, End of Period (in thousands)	$920,725	$1,009,462	$949,255	$954,070	$958,581	$729,674
Average Net Assets for the Period (in thousands)	$874,163	$978,055	$925,990	$918,072	$989,819	$724,733
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.92%	0.91%	0.92%	0.93%	0.92%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.90%	0.91%	0.91%	0.92%	0.91%	0.92%
Ratio of Net Investment Income/(Loss)	(0.12)%	(0.20)%	(0.11)%	0.05%	(0.19)%	(0.25)%
Portfolio Turnover Rate	13%	28%	25%	22%	40%	47%

* Total return includes adjustments in accordance with generally accepted accounting principles required at the year or period end and are not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Henderson Venture Fund (the “Fund”) is a series of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers 48 funds, each of which offers multiple share classes, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to new investors in certain distribution channels.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, and bank trust platforms.

Class C Shares are closed to investments by new employer-sponsored retirement plans and existing employer-sponsored retirement plans are no longer able to make additional purchases or exchanges into Class C Shares.

The Funds have adopted an auto-conversion policy pursuant to which Class C Shares that have been held for ten years will be automatically converted to Class A Shares without the imposition of any sales charge, fee or other charge. The conversion will generally occur no later than the tenth business day of the month following the month of the tenth anniversary of the date of purchase. Class C Shares purchased through the reinvestment of dividends and other distributions on Class C Shares will convert to Class A Shares at the same time as the Class C Shares with respect to which they were purchased. For Class C Shares held in omnibus accounts on intermediary platforms, the Fund will rely on these intermediaries to implement this conversion feature. Your financial intermediary may have separate policies and procedures as to when and how Class C Shares may be converted to Class A Shares. Please contact your financial intermediary for additional information.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus Henderson funds. Class D Shares are available only to investors who hold accounts directly with the Janus Henderson funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus Henderson funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments, who established Class I Share accounts before August 4, 2017.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of: 1) certain adviser-assisted, employer-sponsored retirement plans, including 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and certain welfare benefit plans, such as health savings accounts, and nonqualified deferred compensation plans; and 2) retail investors purchasing in qualified or nonqualified accounts, whose accounts are held through an omnibus account at their financial intermediary, and where the financial intermediary requires no payment or reimbursement from the Fund, Janus Capital Management LLC (“Janus Capital”), or its affiliates. Class N Shares are also available to Janus Henderson proprietary products and to certain direct institutional investors approved by Janus Distributors LLC dba Janus Henderson Distributors (“Janus Henderson Distributors”) including, but not limited to, corporations, certain retirement plans, public plans, and foundations and endowments, subject to minimum investment requirements.

26	MARCH 31, 2019

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets

Janus Investment Fund	27

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2019 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

28	MARCH 31, 2019

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or a Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Funds’ equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

On December 22, 2017, the Tax Cuts and Jobs Act was signed into law. Currently, Management does not believe the bill will have a material impact on the Fund’s intention to continue to qualify as a regulated investment company, which is generally not subject to U.S. federal income tax.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended March 31, 2019 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of the Schedule of Investments.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

Janus Investment Fund	29

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. Additionally, the Fund may deposit cash and/or treasuries as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. All liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to certain exchange-traded derivatives, centrally cleared derivatives, forward foreign currency exchange contracts, short sales, and/or securities with extended settlement dates. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital's ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for non-hedging purposes such as seeking to enhance returns. The Fund is subject to currency risk

30	MARCH 31, 2019

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). There is considerable uncertainty about how Brexit will be conducted, how negotiations of necessary treaties and trade agreements will proceed, or how financial markets will react. In addition, one or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Janus Investment Fund	31

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the “Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of March 31, 2019” table located in the Fund’s Schedule of Investments.

32	MARCH 31, 2019

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$664	$—	$—	$664
Barclays Capital Inc	60,435	—	—	60,435
Citibank NA	206,449	—	—	206,449
Credit Suisse International	484,900	—	—	484,900
Deutsche Bank AG	19,337,751	—	(19,337,751)	—
HSBC Securities (USA) Inc	221,074	(4,745)	—	216,329
JPMorgan Chase & Co	208,489	—	—	208,489

Total	$20,519,762	$(4,745)	$(19,337,751)	$1,177,266
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA) Inc	$4,745	$(4,745)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The Fund generally does not exchange collateral on its forward foreign currency contracts with its counterparties; however, all liquid securities and restricted cash are considered to cover in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Certain securities may be segregated at the Fund’s custodian. These segregated securities are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their cover and/or market value equals or exceeds the Fund’s corresponding forward foreign currency exchange contract's obligation value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk

Janus Investment Fund	33

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to certain qualified broker-dealers and institutions. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Henderson Cash Collateral Fund LLC. An investment in Janus Henderson Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Henderson Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Henderson Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Henderson Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of March 31, 2019, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $19,337,751 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of March 31, 2019 is $19,806,355, resulting in the net amount due to the counterparty of $468,604.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.64% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s total annual fund operating expenses, including the investment advisory fee, but excluding the fees payable pursuant to a Rule 12b-1 plan, shareholder servicing fees, such as transfer agency fees (including out-of-pocket costs), administrative services fees and any networking/omnibus/administrative

34	MARCH 31, 2019

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

fees payable by any share class, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.92% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waivers until at least February 1, 2020. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement and Waivers” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital. For all share classes, Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Janus Services is compensated for its services related to the Fund’s Class D Shares. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Henderson Distributors, a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Henderson Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the

Janus Investment Fund	35

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution and shareholder servicing fees” in the Statement of Operations.

Janus Capital serves as administrator to the Fund pursuant to an administration agreement between Janus Capital and the Trust. Under the administration agreement, Janus Capital is obligated to provide or arrange for the provision of certain administration, compliance, and accounting services to the Fund, including providing office space for the Fund, and is reimbursed by the Fund for certain of its costs in providing these services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund pays for some or all of the salaries, fees, and expenses of Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadvisor, as applicable) provides to the Fund. These amounts are disclosed as “Affiliated fund administration fees” on the Statement of Operations. In addition, some expenses related to compensation payable to the Fund’s Chief Compliance Officer and certain compliance staff, all of whom are employees of Janus Capital and/or its affiliates, are shared with the Fund. Total compensation of $242,825 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended March 31, 2019. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

Effective April 1, 2018, BNP Paribas Financial Services (“BPFS”) provides certain administrative services to the Fund, including services related to Fund accounting, calculation of the Fund’s daily NAV, and Fund audit, tax, and reporting obligations, pursuant to a sub-administration agreement with Janus Capital on behalf of the Fund. Janus Capital, as administrator, oversees the provision of these services by BPFS. As compensation for such services, Janus Capital pays BPFS a fee based on a percentage of the Fund’s assets, along with a flat fee, and is reimbursed by the Fund for amounts paid to BPFS (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). These amounts are disclosed as part of "Other expenses" on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus Henderson funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of March 31, 2019 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended March 31, 2019 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $235,613 were paid by the Trust to the Trustees under the Deferred Plan during the period ended March 31, 2019.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Henderson Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Henderson Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Henderson Cash Liquidity Fund LLC at will, and

36	MARCH 31, 2019

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

there are no unfunded capital commitments due from the Fund to Janus Henderson Cash Liquidity Fund LLC. The units of Janus Henderson Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended March 31, 2019 can be found in the “Schedules of Affiliated Investments” located in the Schedule of Investments.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Henderson Distributors and financial intermediaries. During the period ended March 31, 2019, Janus Henderson Distributors retained upfront sales charges of $248.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Henderson Distributors during the period ended March 31, 2019.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended March 31, 2019, redeeming shareholders of Class C Shares paid CDSCs of $762.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended March 31, 2019, the Fund engaged in cross trades amounting to $7,732,225 in purchases and $1,424,526 in sales, resulting in a net realized gain of $649,998. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2019 are noted below. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,340,111,620	$1,243,978,184	$(111,364,274)	$ 1,132,613,910

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Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

Information on the tax components of derivatives as of March 31, 2019 is as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ -	$ 1,182,011	$ (4,745)	$ 1,177,266

Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.

6. Capital Share Transactions

	Period ended March 31, 2019		Year ended September 30, 2018
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	74,151	$ 5,479,832	148,334	$ 12,315,399
Reinvested dividends and distributions	37,178	2,389,411	14,980	1,134,012
Shares repurchased	(103,516)	(7,601,004)	(95,472)	(7,639,644)
Net Increase/(Decrease)	7,813	$ 268,239	67,842	$ 5,809,767
Class C Shares:
Shares sold	2,861	$ 204,900	4,232	$ 320,918
Reinvested dividends and distributions	16,270	965,596	10,313	731,881
Shares repurchased	(25,920)	(1,707,714)	(50,319)	(3,795,804)
Net Increase/(Decrease)	(6,789)	$ (537,218)	(35,774)	$ (2,743,005)
Class D Shares:
Shares sold	227,141	$17,125,722	429,340	$ 35,423,866
Reinvested dividends and distributions	1,932,473	127,929,721	1,013,193	78,603,558
Shares repurchased	(750,102)	(56,941,220)	(1,532,578)	(126,418,434)
Net Increase/(Decrease)	1,409,512	$88,114,223	(90,045)	$ (12,391,010)
Class I Shares:
Shares sold	305,861	$23,821,897	1,313,492	$114,025,852
Reinvested dividends and distributions	395,728	26,315,935	191,960	14,946,031
Shares repurchased	(626,590)	(46,689,226)	(1,236,408)	(104,190,902)
Net Increase/(Decrease)	74,999	$ 3,448,606	269,044	$ 24,780,981
Class N Shares:
Shares sold	962,112	$75,396,557	1,629,541	$139,511,976
Reinvested dividends and distributions	404,666	27,088,328	134,557	10,531,798
Shares repurchased	(454,576)	(34,874,868)	(417,664)	(34,887,912)
Net Increase/(Decrease)	912,202	$67,610,017	1,346,434	$115,155,862
Class S Shares:
Shares sold	226,196	$16,383,390	507,639	$ 40,806,317
Reinvested dividends and distributions	95,262	6,058,641	43,574	3,272,005
Shares repurchased	(265,551)	(19,327,001)	(344,240)	(27,740,675)
Net Increase/(Decrease)	55,907	$ 3,115,030	206,973	$ 16,337,647
Class T Shares:
Shares sold	442,661	$33,584,209	1,018,794	$ 83,428,335
Reinvested dividends and distributions	1,119,495	73,069,430	627,286	48,100,298
Shares repurchased	(1,024,492)	(73,945,314)	(2,643,109)	(217,904,519)
Net Increase/(Decrease)	537,664	$32,708,325	(997,029)	$ (86,375,886)

38	MARCH 31, 2019

Janus Henderson Venture Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended March 31, 2019, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, TBAs, and in-kind transactions, as applicable) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$436,236,312	$ 469,092,690	$ -	$ -

8. Recent Accounting Pronouncements

The FASB issued Accounting Standards Update No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities ("ASU 2017-08") to amend the amortization period for certain purchased callable debt securities held at a premium. The guidance requires certain premiums on callable debt securities to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. The amendments are effective for funds with fiscal years ending after December 15, 2018. Management is currently evaluating the impacts of ASU 2017-08 on the Fund’s financial statements.

The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) in August 2018. The new guidance removes, modifies and enhances the disclosures to Topic 820. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management is currently evaluating the impact of this new guidance on the financial statements.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2019 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Henderson Venture Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-1093; (ii) on the Fund’s website at janushenderson.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janushenderson.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Full Holdings

The Fund is required to disclose its complete holdings on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus Henderson representative at 1-877-335-2687 (toll free)  (or 1-800-525-3713 if you hold Class D Shares). Portfolio holdings consisting of at least the names of the holdings are generally available on a monthly basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janushenderson.com/info (or janushenderson.com/reports if you hold Class D Shares).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund (each, a “JIF Fund,” and collectively, the “JIF Funds”), as well as each Portfolio of Janus Aspen Series (together with the JIF Funds, the “Janus Henderson Funds,” and each, a “Janus Henderson Fund”). As required by law, the Trustees determine annually whether to continue the investment advisory agreement for each Janus Henderson Fund and the subadvisory agreement for each Janus Henderson Funds that utilizes a subadviser.

In connection with their most recent consideration of those agreements for each Janus Henderson Fund, the Trustees received and reviewed information provided by Janus Capital and each subadviser in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements and the information provided, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 6, 2018, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Janus Henderson Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Janus Henderson Fund, and the subadvisory agreement for each subadvised Janus Henderson Fund, for the period from February 1, 2019 through February 1, 2020, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, refer to actual annual advisory fees (and, for the purposes of peer comparisons any administration fees excluding out of pocket costs), net of any waivers, paid by a fund as a percentage of average net assets.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Janus Henderson Funds, taking into account the investment objective, strategies and policies of each Janus

40	MARCH 31, 2019

Janus Henderson Venture Fund

Additional Information (unaudited)

Henderson Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Janus Henderson Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Janus Henderson Funds. The Trustees also considered other services provided to the Janus Henderson Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Janus Henderson Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Janus Henderson Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, and overseeing communications with fund shareholders and the activities of other service providers, including monitoring compliance with various policies and procedures of the Janus Henderson Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Janus Henderson Funds and fund shareholders, ranging from investment management services to various other servicing functions, and that, in its view, Janus Capital is a capable provider of those services. The independent fee consultant also expressed the view that Janus Capital has developed a number of institutional competitive advantages that should enable it to provide superior investment and service performance over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital and the subadviser to each Janus Henderson Fund that utilizes a subadviser were appropriate and consistent with the terms of the respective investment advisory and subadvisory agreements, and that, taking into account steps taken to address those Janus Henderson Funds whose performance lagged that of their peers for certain periods, the Janus Henderson Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Janus Henderson Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Janus Henderson Fund over various time periods. They noted that they considered Janus Henderson Fund performance data throughout the year, including periodic meetings with each Janus Henderson Fund’s portfolio manager(s), and also reviewed information comparing each Janus Henderson Fund’s performance with the performance of comparable funds and peer groups identified by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent data provider, and with the Janus Henderson Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Janus Henderson Funds’ performance has been reasonable: for the 36 months ended September 30, 2018, approximately 48% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar, and for the 12 months ended September 30, 2018, approximately 56% of the Janus Henderson Funds were in the top two quartiles of performance, as reported by Morningstar.

The Trustees considered the performance of each Janus Henderson Fund, noting that performance may vary by share class, and noted the following with respect to the JIF Funds:

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Investment Fund	41

Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Strategic Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson European Focus Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited)

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Global Select Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson International Opportunities Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson International Small Cap Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Value Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, including the impact of waivers on comparative peer performance.

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Janus Henderson Venture Fund

Additional Information (unaudited)

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and the Fund’s limited performance history.

• For Janus Henderson All Asset Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Forty Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Growth and Income Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, and the steps Janus Capital and Geneva had taken or were taking to improve performance.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital and Intech had taken or were taking to improve performance, and that the performance trend was improving.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the second Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that the Fund’s performance was in the first Broadridge quartile for the 36 months ended May 31, 2018 and the first Broadridge quartile for the 12 months ended May 31, 2018.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the third Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018. The Trustees noted the reasons for the Fund’s underperformance, while also noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or were taking to improve performance.

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the third Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Select Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the second Broadridge quartile for the 36 months ended May 31, 2018 and the bottom Broadridge quartile for the 12 months ended May 31, 2018.

In consideration of each Janus Henderson Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, including steps taken to improve performance, the Janus Henderson Fund’s performance warranted continuation of such Janus Henderson Fund’s investment advisory and subadvisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Janus Henderson Fund in comparison to similar information for other comparable funds as provided by Broadridge, an independent data provider. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the management fee rate (investment advisory and any administration fees, but excluding out-of-pocket costs) for many of the Janus Henderson Funds, net of waivers, was below the average management fee rate of the respective peer group of funds selected by Broadridge. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Janus Henderson Fund. The Trustees also considered the total expenses for each share class of each Janus Henderson Fund compared to the average total expenses for its Broadridge Expense Group peers and to average total expenses for its Broadridge Expense Universe.

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Janus Henderson Venture Fund

Additional Information (unaudited)

The independent fee consultant expressed the view that the management fees charged by Janus Capital to each of the Janus Henderson Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. At the fund complex level, the independent fee consultant found: (1) the total expenses and management fees of the Janus Henderson Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 10% under the average total expenses for the respective Broadridge Expense Group peers and 19% under the average total expenses for the respective Broadridge Expense Universes; (3) management fees for the Janus Henderson Funds, on average, were 8% under the average management fees for the respective Expense Groups and 10% under the average for the respective Expense Universes; and (4) Janus Henderson Fund expenses by function for each asset and share class category were reasonable relative to peer benchmarks.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual share class level, Janus Henderson Fund expenses were found to be reasonable relative to peer benchmarks. Further, for certain Janus Henderson Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to investors in each Janus Henderson Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Janus Henderson Funds were reasonable in light of performance trends, performance histories, and existence of performance fees, breakpoints, and expense waivers on such “focus list” Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only or primarily portfolio management services). Although in most instances comparable subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Janus Henderson Funds having a similar strategy, while subadviser fee rates charged to the Janus Henderson Funds were generally within a reasonable range of the fee rates that the subadviser charges to comparable separate account clients or non-affiliated funds. The Trustees considered that Janus Capital noted that, under the terms of the management agreements with the Janus Henderson Funds, Janus Capital performs significant additional services for the Janus Henderson Funds that it does not provide to those other clients, including administration services, oversight of the Janus Henderson Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Janus Henderson Funds, Janus Capital assumes many legal risks and other costs that it does not assume in servicing its other clients. Moreover, the Trustees noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Janus Henderson Funds are reasonable in relation to the management fees Janus Capital charges to its institutional clients and to the fees Janus Capital charges to funds subadvised by Janus Capital; (2) these institutional and subadvised accounts have different service and infrastructure needs; (3) Janus Henderson mutual fund investors enjoy reasonable fees relative to the fees charged to Janus Henderson institutional and subadvised fund investors; (4) in three of five product categories, the Janus Henderson Funds receive proportionally better pricing than the industry in relation to Janus Henderson institutional clients; and (5) in six of seven strategies, Janus Capital has lower management fees than the management fees charged to funds subadvised by Janus Capital.

The Trustees considered the fees for each Janus Henderson Fund for its fiscal year ended in 2017, including the JIF Funds, and noted the following with regard to each JIF Fund’s total expenses, net of applicable fee waivers (the JIF Fund’s “total expenses”):

Alternative Fund

• For Janus Henderson Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Asset Allocation Funds

• For Janus Henderson Global Allocation Fund – Conservative, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were

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Janus Henderson Venture Fund

Additional Information (unaudited)

reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Allocation Fund – Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Fixed-Income Funds

• For Janus Henderson Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Unconstrained Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Multi-Sector Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for all share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that the peer group comparisons did not take into account a recent management fee reduction for the Fund, effective December 14, 2018 and that Janus Capital has contractually agreed to limit the Fund’s expenses at a lower (more favorable) level.

• For Janus Henderson Strategic Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Global and International Equity Funds

• For Janus Henderson Asia Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Emerging Markets Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson European Focus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Global Equity Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Real Estate Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Global Technology Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Small Cap Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson International Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Money Market Funds

• For Janus Henderson Government Money Market Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

• For Janus Henderson Money Market Fund, the Trustees noted that the Fund’s total expenses were above the peer group average for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee and other expenses in order to maintain a positive yield.

Multi-Asset Funds

• For Janus Henderson Adaptive Global Allocation Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson All Asset Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s total expenses.

• For Janus Henderson Dividend & Income Builder Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Additional Information (unaudited)

• For Janus Henderson Value Plus Income Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Multi-Asset U.S. Equity Funds

• For Janus Henderson Balanced Fund, the Trustees noted that, although the Fund’s total expenses were equal to or exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Contrarian Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Enterprise Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson Research Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Triton Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson U.S. Growth Opportunities Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Venture Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

Quantitative Equity Funds

• For Janus Henderson Emerging Markets Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable taking into account the limited peer group for the Fund. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Global Income Managed Volatility Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson International Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

• For Janus Henderson U.S. Managed Volatility Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

U.S. Equity Funds

• For Janus Henderson Large Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

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Janus Henderson Venture Fund

Additional Information (unaudited)

• For Janus Henderson Mid Cap Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group average for all share classes.

• For Janus Henderson Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

• For Janus Henderson Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group average for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

The Trustees reviewed information on the overall profitability to Janus Capital and its affiliates of their relationship with the Janus Henderson Funds, and considered profitability data of other publicly traded fund managers. The Trustees recognized that profitability comparisons among fund managers are difficult because of the variation in the type of comparative information that is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, differences in complex size, differences in product mix, differences in types of business (mutual fund, institutional and other), differences in the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital.

Additionally, the Trustees considered the estimated profitability to Janus Capital from the investment management services it provides to each Janus Henderson Fund. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives and resources to manage the Janus Henderson Funds effectively. In reviewing profitability, the Trustees noted that the estimated profitability for an individual Janus Henderson Fund is necessarily a product of the allocation methodology utilized by Janus Capital to allocate its expenses as part of the estimated profitability calculation. In this regard, the Trustees noted that the independent fee consultant concluded that (1) the expense allocation methodology utilized by Janus Capital was reasonable and (2) the estimated profitability to Janus Capital from the investment management services it provided to each Janus Henderson Fund was reasonable. The Trustees also considered that the estimated profitability for an individual Janus Henderson Fund was influenced by a number of factors, including not only the allocation methodology selected, but also the presence of fee waivers and expense caps, and whether the Janus Henderson Fund’s investment management agreement contained breakpoints or a performance fee component. The Trustees determined, after taking into account these factors, among others, that Janus Capital’s estimated profitability with respect to each Janus Henderson Fund was not unreasonable in relation to the services provided, and that the variation in the range of such estimated profitability among the Janus Henderson Funds was not a material factor in the Board’s approval of the reasonableness of any Janus Henderson Fund’s investment management fees.

The Trustees concluded that the management fees payable by each Janus Henderson Fund to Janus Capital, as well as the fees paid by Janus Capital to the subadvisers of subadvised Janus Henderson Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Janus Henderson Funds. The Trustees also concluded that each Janus Henderson Fund’s total expenses were reasonable, taking into account the size of the Janus Henderson Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Janus Henderson Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Janus Henderson Funds increase. They noted the independent fee consultant’s analysis of economies of scale in prior years. They also noted that, although many Janus Henderson Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints or performance fees, the independent fee consultant concluded that 74% of these Janus Henderson Funds’ share classes have contractual management fees (gross of waivers) below their Broadridge Expense Group averages. They also noted that for those Janus Henderson Funds whose expenses are being reduced by contractual expense limitations with Janus Capital, Janus Capital is subsidizing certain of these Janus Henderson Funds because they have not reached adequate scale. Moreover, as the assets of some of the Janus Henderson Funds have declined in the past few years, certain Janus Henderson Funds have benefited from having

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Additional Information (unaudited)

advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Janus Henderson Funds that have caused the effective rate of advisory fees payable by such a Janus Henderson Fund to vary depending on the investment performance of the Janus Henderson Fund relative to its benchmark index over the measurement period; and a few Janus Henderson Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Janus Henderson Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Janus Henderson Funds.

The Trustees also considered information provided by the independent fee consultant, which concluded that, given the limitations of various analytical approaches to economies of scale it had considered in prior years, and their conflicting results, it is difficult to analytically confirm or deny the existence of economies of scale in the Janus Henderson complex. The independent consultant further concluded that (1) to the extent there were economies of scale at Janus Capital, Janus Capital’s general strategy of setting fixed management fees below peers appeared to share any such economies with investors even on smaller Janus Henderson Funds which have not yet achieved those economies and (2) by setting lower fixed fees from the start on these Janus Henderson Funds, Janus Capital appeared to be investing to increase the likelihood that these Janus Henderson Funds will grow to a level to achieve any scale economies that may exist. Further, the independent fee consultant expressed the view that Janus Henderson Fund investors are well-served by the performance fee structures in place on the Janus Henderson Funds in light of any economies of scale that may be present at Janus Capital.

Based on all of the information they reviewed, including past research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Janus Henderson Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Janus Henderson Fund of any economies of scale that may be present at the current asset level of the Janus Henderson Fund.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates and subadvisers to the Janus Henderson Funds from their relationships with the Janus Henderson Funds. They recognized that two affiliates of Janus Capital separately serve the Janus Henderson Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided, and that such compensation contributes to the overall profitability of Janus Capital and its affiliates that results from their relationship with the Janus Henderson Funds. The Trustees also considered Janus Capital’s and each subadviser’s past and proposed use of commissions paid by the Janus Henderson Funds on portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Janus Henderson Fund and/or other clients of Janus Capital and/or Janus Capital, and/or a subadviser to a Janus Henderson Fund. The Trustees concluded that Janus Capital’s and the subadvisers’ use of these types of client commission arrangements to obtain proprietary and third-party research products and services was likely to benefit each Janus Henderson Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates and subadvisers pursuant to the agreements and the fees to be paid by each Janus Henderson Fund therefor, the Janus Henderson Funds and Janus Capital and the subadvisers may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital and its affiliates share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of the Janus Henderson Funds and other clients serviced by Janus Capital and its affiliates. They also concluded that Janus Capital and/or the subadvisers benefit from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Janus Henderson Funds and that the Janus Henderson Funds benefit from Janus Capital’s and/or the subadvisers’ receipt of those products and services as well as research products and services acquired through commissions paid by certain other clients of Janus Capital and/or other clients of the subadvisers. They further concluded that the success of any Janus Henderson Fund could attract other business to Janus Capital, the subadvisers or other Janus Henderson funds, and that the success of Janus Capital and the subadvisers could enhance Janus Capital’s and the subadvisers’ ability to serve the Janus Henderson Funds.

Janus Investment Fund	51

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was March 31, 2019. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus Henderson in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	53

Janus Henderson Venture Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Henderson Venture Fund

Notes

NotesPage1

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Janus Henderson Venture Fund

Notes

NotesPage2

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Notes

NotesPage3

Janus Investment Fund	57

Knowledge. Shared

At Janus Henderson, we believe in the sharing of expert insight for better investment and business decisions. We call this ethos Knowledge. Shared.

Learn more by visiting janushenderson.com.

This report is submitted for the general information of shareholders of the Fund. It is not an offer or solicitation for the Fund and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Janus Henderson, Janus, Henderson, Perkins, Intech and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Janus Henderson Distributors

125-24-93056 05-19

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) Not applicable

(b) Not applicable.

Item 13 - Exhibits

(a) (1) Not applicable.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a) (3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: May 30, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: May 30, 2019

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: May 30, 2019